UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07332 and 811-08162

Name of Fund: BlackRock Funds III

BlackRock ACWI ex-US Index Fund

BlackRock Bond Index Fund

BlackRock Cash Funds: Institutional

BlackRock Cash Funds: Prime

BlackRock Cash Funds: Treasury

BlackRock CoreAlpha Bond Fund

LifePath® Retirement Portfolio

LifePath 2020 Portfolio®

LifePath® 2025 Portfolio

LifePath 2030 Portfolio®

LifePath® 2035 Portfolio

LifePath 2040 Portfolio®

LifePath® 2045 Portfolio

LifePath® 2050 Portfolio

LifePath® 2055 Portfolio

LifePath® Index Retirement Portfolio

LifePath® Index 2020 Portfolio

LifePath® Index 2025 Portfolio

LifePath® Index 2030 Portfolio

LifePath® Index 2035 Portfolio

LifePath® Index 2040 Portfolio

LifePath® Index 2045 Portfolio

LifePath® Index 2050 Portfolio

LifePath® Index 2055 Portfolio

BlackRock Russell 1000® Index Fund

BlackRock S&P 500 Stock Fund

Master Investment Portfolio

Active Stock Master Portfolio

ACWI ex-US Index Master Portfolio

Bond Index Master Portfolio

CoreAlpha Bond Master Portfolio

International Tilts Master Portfolio

LifePath® Retirement Master Portfolio

LifePath 2020 Master Portfolio®

LifePath® 2025 Master Portfolio

LifePath 2030 Master Portfolio®

LifePath® 2035 Master Portfolio

LifePath 2040 Master Portfolio®

LifePath® 2045 Master Portfolio

LifePath® 2050 Master Portfolio

LifePath® 2055 Master Portfolio

LifePath® Index Retirement Master Portfolio

LifePath® Index 2020 Master Portfolio

LifePath® Index 2025 Master Portfolio

LifePath® Index 2030 Master Portfolio

LifePath® Index 2035 Master Portfolio

LifePath® Index 2040 Master Portfolio

LifePath® Index 2045 Master Portfolio

LifePath® Index 2050 Master Portfolio

LifePath® Index 2055 Master Portfolio

Money Market Master Portfolio

Prime Money Market Master Portfolio

Russell 1000® Index Master Portfolio

S&P 500 Stock Master Portfolio

Treasury Money Market Master Portfolio

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds III and Master Investment Portfolio, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 537-4942

Date of fiscal year end: 12/31/2014

Date of reporting period: 12/31/2014

Item 1 – Report to Stockholders

DECEMBER 31, 2014

ANNUAL REPORT

BlackRock ACWI ex-U.S. Index Fund  |  of BlackRock Funds III

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK ACWI ex-U.S. INDEX FUND	DECEMBER 31, 2014

The Markets in Review

Dear Shareholder,

After an extended period of calm, market volatility increased over the course of 2014, driven largely by higher valuations in risk assets (such as equities and high yield bonds), rising geopolitical risks and expectations around global central bank policies. Several key trends drove strong performance in U.S. markets, particularly large-cap stocks, Treasuries and municipal bonds, while markets outside the U.S. were more challenged.

Investors began the year in search of relatively safer assets due to heightened risks in emerging markets, slowing growth in China and weakening U.S. economic data. As a result, equities globally declined in January while bond markets strengthened despite the expectation that interest rates would rise as the U.S. Federal Reserve had begun reducing its asset purchase programs. Strong demand for relatively safer assets pushed U.S. Treasury bond prices higher and thus kept rates low in the United States. This surprising development, as well as increasing evidence that the soft patch in U.S. economic data had been temporary and weather-related, brought equity investors racing back to the market in February.

In the months that followed, interest rates trended lower in a modest growth environment and more investors turned to equities in search of yield. Markets remained relatively calm despite rising tensions in Russia and Ukraine and further signs of decelerating growth in China. Strong corporate earnings, increased merger and acquisition activity and signs of a strengthening recovery in the U.S. and other developed economies kept equity prices moving higher. Not all segments benefited from these trends, however, as investors ultimately became wary of high valuations, resulting in a broad rotation into cheaper assets.

Volatility ticked up in the summer as geopolitical tensions escalated and investors feared that better U.S. economic indicators may compel the Fed to increase short-term interest rates sooner than previously anticipated. Global credit markets tightened as the U.S. dollar strengthened, ultimately putting a strain on investor flows, and financial markets broadly weakened in the third quarter.

Several themes dominated the markets in the fourth quarter, resulting in higher levels of volatility and the outperformance of U.S. markets versus other areas of the world. Economic growth strengthened considerably in the United States while the broader global economy showed signs of slowing. The European Central Bank and the Bank of Japan took aggressive measures to stimulate growth while the Fed moved toward tighter policy. This divergence in central bank policy caused further strengthening in the U.S. dollar versus other currencies. Oil prices, which had been falling gradually since the summer, plummeted in the fourth quarter due to a global supply-and-demand imbalance. Energy stocks sold off sharply and oil-exporting economies suffered, resulting in the poor performance of emerging market stocks.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.12%	13.69%
U.S. small cap equities (Russell 2000® Index)	1.65	4.89
International equities (MSCI Europe, Australasia, Far East Index)	(9.24)	(4.90)
Emerging market equities (MSCI Emerging Markets Index)	(7.84)	(2.19)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.03
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	4.33	10.72
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	1.96	5.97
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.00	9.25
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(2.84)	2.46
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of December 31, 2014

Investment Objective

BlackRock ACWI ex-U.S. Index Fund’s (the “Fund”) investment objective is to match the performance of the MSCI All Country World ex-U.S. Index (the “MSCI ACWI ex-U.S. Index”) in U.S. dollars with net dividends as closely as possible before the deduction of Fund expenses.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12 months ended December 31, 2014, the Fund’s Institutional Shares returned (4.78)%, Investor A Shares returned (5.19)% and Class K Shares returned (4.84)%. The benchmark MSCI ACWI ex-U.S. Index returned (3.87)% for the same period.

•

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses. The Fund invests all of its assets in the MSCI ACWI ex-U.S. Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

Describe the market environment.

•

International equities exhibited higher volatility in 2014 amid rising geopolitical risks and uneven growth rates across the global economy. The year got off to a rough start due to heightened risks in emerging markets, slowing growth in China and softer economic data in the United States, while investors were bracing for the impact of the U.S. Federal Reserve scaling back on stimulus. Equity markets around the world declined sharply in January. But the sell-off was short-lived and international equities rebounded in February, particularly in Europe. Signs of a strengthening economic recovery combined with hopes that the European Central Bank (“ECB”) would soon take measures to combat the uncomfortably low level of inflation in the eurozone, fueled a rally in European stocks. The ECB ultimately took policy action in early June, with a bold move to a negative deposit rate.

•

However, high valuations and uncertainty around global central bank policies left equities particularly vulnerable to bad news. Consequently, geopolitical risks took a toll on international equity prices as tensions between Russia and Ukraine mounted and the fragmentation of Iraq led to escalating violence and a spike in oil prices during the summer. A ground war in Gaza, the downing of a civilian airliner over Malaysia, and Scotland’s flirtation with independence from the United Kingdom added to global headwinds, causing many investors to retreat from risk assets.

•

In the latter part of the year, economic growth strengthened in the United States, while the broader global economy showed signs of slowing. In Europe, most developed economies again struggled with sluggish activity and equity prices were tossed about between investors’ concerns about geopolitical turmoil and hopes for central bank stimulus. The continuation of the Russia-Ukraine conflict and a Russian currency crisis, as well as Greece’s failure to successfully elect a new president, drove volatility higher. In the eurozone, inflation rates continued to be dangerously low. Another round of policy easing from the ECB gave international equities a much-needed boost, but the significant depreciation of the euro and other currencies versus the U.S. dollar resulted in negative returns in the MSCI ACWI ex-U.S. Index.

•

Similarly, Asian developed market equities performed well in local currency terms, but generated negative results on a U.S. dollar basis. As the Japanese economy struggled to get on its legs, the nation’s equity market benefited from central bank stimulus and positive sentiment toward structural reform. Strong corporate earnings results also pushed Japanese stocks higher, as did a surge of domestic inflows due to the reallocation of Japan’s Government Pension Investment Fund. However, a weakening yen versus a strengthening U.S. dollar resulted in Japanese equities having the largest negative effect on the performance of the MSCI ACWI ex-U.S. Index.

•

In the latter months of 2014, the divergence in global central bank policies became a major theme in equity markets and the strong appreciation in the U.S. dollar pressured commodity prices. Oil prices in particular plunged as a global supply-and-demand imbalance materialized. While lower prices were harmful to economies that rely heavily on oil exports, most developed markets derived a boost in consumer spending, a positive for equity markets.

•

Stock markets in most countries represented in the MSCI ACWI ex-U.S. Index declined (in U.S. dollar terms) in the 12-month period. U.K. and Japanese stocks, which represent the most significant weightings in the MSCI EAFE Index composition, lost 5.37% and 4.02%, respectively. Negative results came from other markets with notable index weights, including France (-9.92%), Australia (-3.55%) and Switzerland (-0.15%). On an absolute basis (in USD), Israeli stocks (+22.77%) generated stand-out performance and the worst performers included stocks in Portugal (-38.24%), Austria (-29.77%) and Norway (-21.74%).

Describe recent portfolio activity.

•

During the period, as changes were made to the composition of the MSCI ACWI ex-U.S. Index, the Master Portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

•	The Master Portfolio remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK ACWI ex-U.S. INDEX FUND	DECEMBER 31, 2014

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expense, including administration fees, if any.

[2]

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio will be substantially invested in securities in the MSCI ACWI ex-U.S. Index, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the MSCI ACWI ex-U.S. Index.

[3]	The Index is a free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States.

[4]	Commencement of operations.

Performance Summary for the Period Ended December 31, 2014

	6-Month Total Returns	Average Annual Total Returns[5]
		1 Year	Since Inception[6]
Institutional	(9.53)%	(4.78)%	1.04%
Investor A	(9.74)	(5.19)	0.74
Class K	(9.58)	(4.84)	1.68
MSCI ACWI ex-U.S. Index	(8.93)	(3.87)	2.12

[5]	See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on June 30, 2011.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[6]	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$903.70	$0.86	$1,000.00	$1,024.30	$0.92	0.18%
Investor A	$1,000.00	$902.60	$2.16	$1,000.00	$1,022.94	$2.29	0.45%
Class K	$1,000.00	$904.20	$0.72	$1,000.00	$1,024.45	$0.77	0.15%

[6]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK ACWI ex-U.S. INDEX FUND	DECEMBER 31, 2014	5

About Fund Performance
•	Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of administration and distribution fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund’s administrator has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 3 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2014 and held through December 31, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Master Portfolio may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity or foreign currency exchange rate risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Master Portfolio’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master Portfolio can realize on an investment, and/or may result in lower distributions paid to shareholders. The Master Portfolio’s investments in these instruments are discussed in detail in the Master Portfolio’s Notes to Financial Statements.

6	BLACKROCK ACWI ex-U.S. INDEX FUND	DECEMBER 31, 2014

Statement of Assets and Liabilities	BlackRock ACWI ex-U.S. Index Fund

December 31, 2014

Assets
Investments at value — Master Portfolio (cost — $20,165,264)	$24,131,800
Receivable from administrator	14,076
Capital shares sold receivable	111,364
Prepaid expenses	22,860

Total assets	24,280,100

Liabilities
Capital gain distributions payable	104,473
Contributions payable to Master Portfolio	111,183
Professional fees payable	24,223
Printing fees payable	9,163
Income distributions payable	4,887
Transfer agent fees payable	3,840
Registration fees payable	736
Capital shares redeemed payable	181
Service fees payable	62
Officer’s fees payable	6
Other accrued expenses payable	1,548

Total liabilities	260,302

Net Assets	$24,019,798

Net Assets Consist of
Paid-in capital	$23,304,745
Distribution in excess of net investment income	(88,503)
Accumulated net realized loss allocated from the Master Portfolio	(3,162,980)
Net unrealized appreciation/depreciation allocated from the Master Portfolio	3,966,536

Net Assets	$24,019,798

Net Asset Value
Institutional — Based on net assets of $17,380,194 and 2,062,890 shares outstanding, unlimited number of shares authorized, no par value	$8.43

Investor A — Based on net assets of $372,465 and 44,272 shares outstanding, unlimited number of shares authorized, no par value	$8.41

Class K — Based on net assets of $6,267,139 and 724,699 shares outstanding, unlimited number of shares authorized, no par value	$8.65

See Notes to Financial Statements.

BLACKROCK ACWI ex-U.S. INDEX FUND	DECEMBER 31, 2014	7

Statement of Operations	BlackRock ACWI ex-U.S. Index Fund

Year Ended December 31, 2014

Investment Income
Net investment income allocated from the Master Portfolio:
Dividends — unaffiliated	$597,154
Securities lending — affiliated — net	5,260
Dividends — affiliated	2,191
Income — affiliated	393
Foreign taxes withheld	(62,836)
Expenses	(25,546)
Fees waived	5,500

Total income	522,116

Fund Expenses
Administration	7,417
Service — Investor A	365
Transfer agent — Institutional	9,426
Transfer agent — Investor A	412
Transfer agent — Class K	18
Registration	50,354
Professional	29,705
Printing	16,084
Miscellaneous	8,573

Total expenses	122,354
Less administration fees waived	(7,417)
Less transfer agent fees waived — Institutional	(24)
Less transfer agent fees waived — Investor A	(64)
Less transfer agent fees waived — Class K	(1)
Less transfer agent fees reimbursed — Institutional	(3,331)
Less transfer agent fees reimbursed — Investor A	(275)
Less transfer agent fees reimbursed — Class K	(17)
Less fees reimbursed by administrator	(94,757)

Total expenses after fees waived and/or reimbursed	16,468

Net investment income	505,648

Realized and Unrealized Gain (Loss) Allocation from the Master Portfolio
Net realized gain from investments, financial futures contracts, foreign capital gain tax and foreign currency transactions	2,081,148
Net change in unrealized appreciation/depreciation on investments, financial futures contracts and foreign currency translations	(3,625,915)

Net realized and unrealized loss	(1,544,767)

Net Decrease in Net Assets Resulting from Operations	$(1,039,119)

See Notes to Financial Statements.

8	BLACKROCK ACWI ex-U.S. INDEX FUND	DECEMBER 31, 2014

Statements of Changes in Net Assets	BlackRock ACWI ex-U.S. Index Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$505,648	$270,201
Net realized gain	2,081,148	826,856
Net change in unrealized appreciation/depreciation	(3,625,915)	568,944

Net increase (decrease) in net assets resulting from operations	(1,039,119)	1,666,001

Distributions to Shareholders From[1]
Net investment income:
Institutional	(471,088)	(287,796)
Investor A	(3,912)	(1,049)
Class K	(33,598)	(1,578)
Net realized gain:
Institutional	(1,639,808)	—
Investor A	(31,240)	—
Class K	(476,304)	—

Decrease in net assets resulting from distributions to shareholders	(2,655,950)	(290,423)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	12,556,607	4,091,169

Net Assets
Total increase in net assets	8,861,538	5,466,747
Beginning of year	15,158,260	9,691,513

End of year	$24,019,798	$15,158,260

Distributions in excess of net investment income, end of year	$(88,503)	$(85,553)

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK ACWI ex-U.S. INDEX FUND	DECEMBER 31, 2014	9

Financial Highlights	BlackRock ACWI ex-U.S. Index Fund

	Institutional
	Year Ended December 31,			Period from June 30, 2011[1] to December 31, 2011
	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.06	$9.06	$8.13	$10.00

Net investment income[2]	0.30	0.22	0.17	0.08
Net realized and unrealized gain (loss)	(0.75)	1.02	1.16	(1.89)

Net increase (decrease) from investment operations	(0.45)	1.24	1.33	(1.81)

Distributions from:[3]
Net investment income	(0.29)	(0.24)	(0.40)	(0.04)
Net realized gain	(0.89)	—	—	—
Return of capital	—	—	(0.00)[4]	(0.02)

Total distributions	(1.18)	(0.24)	(0.40)	(0.06)

Net asset value, end of period	$8.43	$10.06	$9.06	$8.13

Total Return[5]
Based on net asset value	(4.78)%	13.94%	16.61%	(18.05)% [6]

Ratios to Average Net Assets[7]
Total expenses[8]	0.83% [9]	1.25%	0.75%	2.04% [10,11]

Total expenses after fees waived and/or reimbursed[8]	0.21% [9]	0.35%	0.34%	0.37% [10]

Net investment income[8]	3.00% [9]	2.35%	1.95%	1.78% [10]

Supplemental Data
Net assets, end of period (000)	$17,380	$15,013	$9,602	$46

Portfolio turnover rate of the Master Portfolio	49%	36%	42%	4%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[8]

Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%, 0.01%, 0.08% and 1.14% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[9]	Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[10]	Annualized.

[11]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 2.08%.

See Notes to Financial Statements.

10	BLACKROCK ACWI ex-U.S. INDEX FUND	DECEMBER 31, 2014

Financial Highlights (continued)	BlackRock ACWI ex-U.S. Index Fund

	Investor A
	Year Ended December 31,			Period from June 30, 2011[1] to December 31, 2011
	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.06	$9.06	$8.13	$10.00

Net investment income[2]	0.22	0.21	0.19	0.08
Net realized and unrealized gain (loss)	(0.71)	1.00	1.12	(1.89)

Net increase (decrease) from investment operations	(0.49)	1.21	1.31	(1.81)

Distributions from:[3]
Net investment income	(0.27)	(0.21)	(0.38)	(0.04)
Net realized gain	(0.89)	—	—	—
Return of capital	—	—	(0.00)[4]	(0.02)

Total distributions	(1.16)	(0.21)	(0.38)	(0.06)

Net asset value, end of period	$8.41	$10.06	$9.06	$8.13

Total Return[5]
Based on net asset value	(5.19)%	13.63%	16.31%	(18.11)% [6]

Ratios to Average Net Assets[7]
Total expenses[8]	1.30% [9]	1.91%	1.88%	2.30% [10,11]

Total expenses after fees waived and/or reimbursed[8]	0.46% [9]	0.64%	0.63%	0.62% [10]

Net investment income[8]	2.28% [9]	2.21%	2.18%	1.74% [10]

Supplemental Data
Net assets, end of period (000)	$372	$65	$39	$20

Portfolio turnover rate of the Master Portfolio	49%	36%	42%	4%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[8]

Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%, 0.01%, 0.16% and 1.14% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012, and the period ended December 31, 2011, respectively.

[9]	Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[10]	Annualized.

[11]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 2.36%.

See Notes to Financial Statements.

BLACKROCK ACWI ex-U.S. INDEX FUND	DECEMBER 31, 2014	11

Financial Highlights (concluded)	BlackRock ACWI ex-U.S. Index Fund

	Class K
	Year Ended December 31,			Period from June 30, 2011[1] to December 31, 2011
	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.30	$9.27	$8.13	$10.00

Net investment income[2]	0.19	0.23	0.28	0.09
Net realized and unrealized gain (loss)	(0.65)	1.04	1.27	(1.90)

Net increase (decrease) from investment operations	(0.46)	1.27	1.55	(1.81)

Distributions from:[3]
Net investment income	(0.30)	(0.24)	(0.41)	(0.04)
Net realized gain	(0.89)	—	—	—
Return of capital	—	—	(0.00)[4]	(0.02)

Total distributions	(1.19)	(0.24)	(0.41)	(0.06)

Net asset value, end of period	$8.65	$10.30	$9.27	$8.13

Total Return[5]
Based on net asset value	(4.84)%	13.96%	19.25%	(18.04)% [6]

Ratio to Average Net Assets[7]
Total expenses[8]	0.81% [9]	1.36%	1.80%	1.73% [10,11]

Total expenses after fees waived and/or reimbursed[8]	0.15% [9]	0.34%	0.33%	0.32% [10]

Net investment income[8]	2.02% [9]	2.40%	3.31%	2.03% [10]

Supplemental Data
Net assets, end of period (000)	$6,267	$80	$50	$16,224

Portfolio turnover rate of the Master Portfolio	49%	36%	42%	4%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[8]

Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%, 0.01%, 0.29% and 1.14% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012, and the period ended December 31, 2011, respectively.

[9]	Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[10]	Annualized.

[11]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.79%.

See Notes to Financial Statements.

12	BLACKROCK ACWI ex-U.S. INDEX FUND	DECEMBER 31, 2014

Notes to Financial Statements	BlackRock ACWI ex-U.S. Index Fund

1. Organization:

BlackRock ACWI ex-U.S. Index Fund (the “Fund”), a series of BlackRock Funds III (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified an open-end management investment company. The Trust is organized as a Delaware statutory trust. The Fund seeks to achieve its investment objective by investing all of its assets in ACWI ex-US Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. At December 31, 2014, the percentage of the Master Portfolio owned by the Fund was 4.1%. As such, the financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A Shares bear certain expenses related to the shareholder servicing of such shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are sold without a sales charge and generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing expenditures.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 2 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted on a trade date basis. The Fund records daily its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Fund, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL” or the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). Effective March 21, 2014, for such services, the Fund pays BAL a monthly fee at an annual rate of 0.03% of the average daily value of the Fund’s net assets. Prior to March 21, 2014, the Fund paid BAL a monthly fee at an annual rate of 0.10% of the average daily net assets of the Fund. The Fund does not pay an investment advisory fee or investment management fee.

BLACKROCK ACWI ex-U.S. INDEX FUND	DECEMBER 31, 2014	13

Notes to Financial Statements (continued)	BlackRock ACWI ex-U.S. Index Fund

BlackRock Fund Advisors (“BFA”), the investment advisor for the Master Portfolio and BAL contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets is as follows:

	Institutional	Investor A	Class K
Rate	0.20%	0.45%	0.15%

Prior to March 21, 2014, the expense limitation, as a percentage of average daily net assets was as follows:

	Institutional	Investor A	Class K
Rate	0.40%	0.65%	0.35%

BFA and BAL have agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2015, unless approved by the Trust’s Board of Trustees, including a majority of the independent Trustees. These amounts are shown as, or included in, administration fees waived, transfer agent fees waived-class specific, transfer agent fees reimbursed-class specific and fees reimbursed by administrator.

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from BFA or BAL, as applicable, are less than the expense limit for that share class, the share class is required to repay BFA or BAL, up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) BFA or BAL, or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which BFA or BAL, as applicable, becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse BFA or BAL, as applicable, shall be calculated by reference to the expense limit for that share class in effect at the time BFA or BAL, became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended December 31, 2014, BAL or BTC, the previous administrator, did not recoup any Fund level or class specific waivers and/or reimbursements previously recorded by the Fund.

On December 31, 2014, the fund level and class specific waiver and/or reimbursements subject to possible future recoupment under the expense limitation agreement with BAL are as follows:

	Expiring December 31,
	2015	2016
Fund level	$102,028	$102,174
Institutional	$1,488	$3,355
Investor A	$164	$339
Class K	$84	$18

The Trust, on behalf of the Fund, entered into a Distribution Agreement and Investor A Shares Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets of the Investor A Shares.

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A shareholders.

BAL maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended December 31, 2014, the Fund reimbursed BAL the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Class K
$24	$64	—

14	BLACKROCK ACWI ex-U.S. INDEX FUND	DECEMBER 31, 2014

Notes to Financial Statements (continued)	BlackRock ACWI ex-U.S. Index Fund

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

4. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the three years ending with December 31, 2014, and the period ended December 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

The tax character of distributions paid was as follows:

	12/31/14	12/31/13
Ordinary income	$602,300	$290,423
Long-term capital gains	2,053,650	—

Total	$2,655,950	$290,423

As of December 31, 2014, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$23,734
Undistributed capital gains	159,561
Net unrealized gains[1]	531,758

Total	$715,053

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the timing and recognition of partnership income.

5. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Institutional
Shares sold	489,164	$4,780,732	601,760	$5,686,801
Shares issued to shareholders in reinvestment of distributions	236,533	2,110,279	30,674	287,194
Shares redeemed	(154,562)	(1,526,584)	(199,954)	(1,927,201)

Net increase	571,135	$5,364,427	432,480	$4,046,794

Investor A
Shares sold	36,520	$345,700	4,812	$47,554
Shares issued to shareholders in reinvestment of distributions	3,748	32,243	55	512
Shares redeemed	(2,444)	(24,614)	(2,761)	(26,703)

Net increase	37,824	$353,329	2,106	$21,363

Class K
Shares sold	697,040	$6,707,086	2,334	$22,682
Shares issued to shareholders in reinvestment of distributions	58,087	506,140	85	813
Shares redeemed	(38,209)	(374,375)	(49)	(483)

Net increase	716,918	$6,838,851	2,370	$23,012

Total Net Increase	1,325,877	$12,556,607	436,956	$4,091,169

BLACKROCK ACWI ex-U.S. INDEX FUND	DECEMBER 31, 2014	15

Notes to Financial Statements (concluded)	BlackRock ACWI ex-U.S. Index Fund

At December 31, 2014, shares owned by affiliates were as follows:

Shares
Investor A	2,500
Class K	3,165

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

16	BLACKROCK ACWI ex-U.S. INDEX FUND	DECEMBER 31, 2014

Report of Independent Registered Public Accounting Firm	BlackRock ACWI ex-U.S. Index Fund

To the Board of Trustees of BlackRock Funds III and the Shareholders of BlackRock ACWI ex-U.S. Index Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of BlackRock ACWI ex-U.S. Index Fund (the “Fund”), a series of BlackRock Funds III, at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 23, 2015

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid during the taxable year ended December 31, 2014.

	Payable Dates
Qualified Dividend Income for Individuals[1]	4/2/14 — 1/2/15	70.28%

Foreign Source Income[2]	4/2/14 — 1/2/15	73.32%

Foreign Taxes Paid Per Share[3]	03/31/2014	$0.009112612
	06/30/2014	$0.009523213
	09/30/2014	$0.004913381
	12/31/2014	$0.002852654

[1]	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

[2]	Expressed as a percentage of distributions grossed up for foreign taxes.

[3]

The foreign taxes paid represent taxes paid by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

Additionally, the Fund distributed long-term capital gains of $0.189629 and $0.66686 per share to shareholders on record June 27, 2014 and December 30, 2014, respectively.

BLACKROCK ACWI ex-U.S. INDEX FUND	DECEMBER 31, 2014	17

Master Portfolio Information	ACWI ex-U.S. Index Master Portfolio

As of December 31, 2014

Ten Largest Holdings	Percent of Long-Term Investments

iShares India 50 ETF	2%
Nestle SA, Registered Shares	1
Novartis AG, Registered Shares	1
Roche Holding AG	1
HSBC Holdings PLC	1
Toyota Motor Corp	1
Samsung Electronics Co. Ltd.	1
Royal Dutch Shell PLC	1
BP PLC	1
Bayer AG, Registered Shares	1

Geographic Allocation	Percent of Long-Term Investments

Japan	15%
United Kingdom	13
Canada	8
Switzerland	7
France	7
Germany	6
Australia	5
China	4
Hong Kong	3
Netherlands	3
South Korea	3
Taiwan	3
Spain	3
Sweden	2
Brazil	2
South Africa	2
India	2
Italy	2
Other[1]	10

[1]

Other includes a 1% or less holding in each of the following countries: Austria, Belgium, Chile, Columbia, Czech Republic, Denmark, Egypt, Finland, Greece, Hungary, Indonesia, Ireland, Israel, Luxembourg, Malaysia, Malta, Mexico, New Zealand, Norway, Peru, Philippines, Poland, Portugal, Qatar, Russia, Singapore, Thailand, Turkey and United Arab Emirates.

18	BLACKROCK ACWI ex-U.S. INDEX FUND	DECEMBER 31, 2014

Schedule of Investments December 31, 2014	ACWI ex-U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 5.1%
AGL Energy, Ltd.	20,068	$218,884
ALS Ltd.	7,944	34,412
Alumina Ltd. (a)	80,719	116,615
Amcor Ltd.	40,527	445,891
AMP Ltd.	98,075	436,803
APA Group	34,054	205,866
Asciano Ltd.	31,432	153,930
ASX Ltd.	9,130	272,389
Aurizon Holdings Ltd.	75,249	281,602
AusNet Services	34,747	37,540
Australia & New Zealand Banking Group Ltd.	87,399	2,274,117
Bank of Queensland Ltd.	19,847	195,531
Bendigo and Adelaide Bank Ltd. (b)	16,747	174,134
BHP Billiton Ltd.	107,579	2,543,450
Boral Ltd.	17,729	76,081
Brambles Ltd.	52,252	450,111
Caltex Australia Ltd.	4,201	116,565
Coca-Cola Amatil Ltd.	19,681	148,593
Cochlear Ltd.	3,188	201,121
Commonwealth Bank of Australia	51,308	3,564,815
Computershare Ltd.	9,083	86,885
Crown Resorts Ltd.	12,817	131,815
CSL Ltd.	15,087	1,059,797
Dexus Property Group	28,431	160,944
Federation Centres Ltd.	30,631	71,317
Flight Centre Travel Group Ltd.	1,384	36,636
Fortescue Metals Group Ltd. (b)	63,976	140,468
Goodman Group	49,324	227,822
GPT Group	54,780	193,869
Harvey Norman Holdings Ltd.	13,921	37,998
Healthscope Ltd. (a)	26,094	57,648
Iluka Resources Ltd.	9,454	45,403
Incitec Pivot Ltd.	38,140	98,657
Insurance Australia Group Ltd.	78,566	398,920
Leighton Holdings Ltd.	1,949	35,488
Lend Lease Group	18,572	247,358
Macquarie Group Ltd.	9,511	448,509
Medibank Pvt, Ltd. (a)	82,000	161,337
Metcash Ltd.	16,089	24,248
Mirvac Group	140,792	203,663
National Australia Bank Ltd.	76,596	2,088,793
Newcrest Mining Ltd. (a)	27,909	245,569
Novion Property Group	47,881	82,299
Orica Ltd.	11,184	171,379
Origin Energy Ltd.	36,950	349,600
Qantas Airways Ltd. (a)	22,815	44,314
QBE Insurance Group Ltd.	44,598	404,967
Ramsay Health Care Ltd.	4,654	215,751
REA Group Ltd.	1,087	39,854
Common Stocks	Shares	Value
Australia (concluded)
Rio Tinto Ltd.	14,902	$698,619
Santos Ltd.	33,767	225,556
Scentre Group (a)	175,181	496,318
Seek Ltd.	8,851	123,419
Sonic Healthcare Ltd.	13,392	201,477
Stockland	83,188	278,004
Suncorp Group Ltd.	42,251	482,666
Sydney Airport	37,256	142,634
Tabcorp Holdings Ltd.	17,884	60,371
Tatts Group Ltd.	31,435	88,411
Telstra Corp. Ltd.	139,094	675,277
Toll Holdings Ltd.	15,031	71,600
TPG Telecom Ltd.	4,588	25,098
Transurban Group	60,819	423,831
Treasury Wine Estates Ltd.	43,110	166,395
Wesfarmers Ltd.	37,685	1,275,925
Westfield Corp. (a)	65,762	482,059
Westpac Banking Corp.	98,478	2,648,642
Woodside Petroleum Ltd.	25,151	777,853
Woolworths Ltd.	44,221	1,098,874
WorleyParsons Ltd.	4,265	34,936

		29,937,723
Austria — 0.1%
Andritz AG	2,393	131,558
Erste Group Bank AG	8,935	207,816
IMMOFINANZ AG (a)	35,399	89,153
OMV AG	5,831	154,832
Raiffeisen Bank International AG (b)	4,478	68,424
Vienna Insurance Group AG	832	37,185
Voestalpine AG	3,007	118,816

		807,784
Belgium — 0.9%
Ageas	6,465	229,864
Anheuser-Busch InBev NV	26,199	2,948,470
Belgacom SA	5,694	206,598
Colruyt SA	3,569	165,921
Delhaize Group	3,087	224,812
Groupe Bruxelles Lambert SA	2,908	248,111
KBC Groep NV (a)	8,298	463,111
Solvay SA	2,098	283,891
Telenet Group Holding NV (a)	1,113	62,459
UCB SA	4,329	329,166
Umicore SA	3,627	145,952

		5,308,355
Brazil — 1.8%
AES Tiete SA, Preference Shares	3,700	25,222
AMBEV SA	158,200	973,053

Portfolio Abbreviations

ADR	American Depositary Receipts
CVA	Certificaten Van Aandelen (Dutch Certificate)
ETF	Exchange-Traded Fund
GDR	Global Depositary Receipt
MSCI	Morgan Stanley Capital International
NVDR	Non-voting Depository Receipts
REIT	Real Estate Investment Trust

See Notes to Financial Statements.

BLACKROCK ACWI ex-U.S. INDEX FUND	DECEMBER 31, 2014	19

Schedule of Investments (continued)	ACWI ex-U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Brazil (continued)
B2W Cia Digital (a)	4,600	$38,832
Banco Bradesco SA — ADR	16,230	209,545
Banco Bradesco SA, Preference Shares	71,390	941,590
Banco do Brasil SA	29,600	264,687
Banco do Estado do Rio Grande do Sul, Preference Shares	2,900	15,819
Banco Santander Brasil SA	12,700	64,307
BB Seguridade Participacoes SA	24,300	293,991
BM&FBovespa SA	64,700	239,747
BR Malls Participacoes SA	13,700	84,678
Bradespar SA, Preference Shares	5,000	26,898
Braskem SA, Preference A Shares	11,000	72,417
BRF SA	21,300	508,341
CCR SA	32,500	188,408
Centrais Eletricas Brasileiras SA	48,200	105,169
Centrais Eletricas Brasileiras SA, Preference ‘B’ Shares	1,600	4,924
CETIP SA — Mercados Organizado	5,107	61,863
Cia Brasileira de Distribuicao Grupo Pao de Acucar, Preference Shares	4,300	159,547
Cia Energetica de Minas Gerais, Preference Shares	24,313	120,184
Cia Energetica de Sao Paulo, Preference ‘B’ Shares	4,000	40,343
Cia Paranaense de Energia, Preference B Shares	1,600	21,609
Cielo SA	23,760	372,462
Companhia de Saneamento Basico do Estado de Sao Paulo	7,000	44,793
Companhia Siderurgica Nacional SA	15,900	33,377
Cosan SA Industria e Comercio	1,800	19,536
CPFL Energia SA	3,600	25,041
Cyrela Brazil Realty SA	6,700	27,877
Duratex SA	5,621	16,980
EcoRodovias Infraestrutura e Logistica SA	5,600	22,457
EDP — Energias do Brasil SA	900	3,037
Embraer SA	20,400	187,561
Estacio Participacoes SA	12,400	111,116
Fibria Celulose SA (a)	6,600	80,718
Gerdau SA, Preference Shares	30,600	110,281
Hypermarcas SA (a)	7,700	48,230
Itau Unibanco Holding SA, Preference Shares	87,923	1,144,434
Itausa — Investimentos Itau SA, Preference Shares	106,376	375,770
JBS SA	31,400	132,300
Klabin SA, Preference Shares	22,200	121,849
Kroton Educacional SA	47,568	277,370
Localiza Rent a Car SA	2,940	39,496
Lojas Americanas SA	6,000	29,569
Lojas Americanas SA, Preference Shares	12,320	79,902
Lojas Renner SA	4,300	123,701
M Dias Branco SA	1,500	51,350
Metalurgica Gerdau SA, Preference Shares	7,600	32,308
Multiplan Empreendimentos Imobiliarios SA	1,200	21,416
Natura Cosmeticos SA	3,300	39,540
Odontoprev SA	600	2,226
Oi SA, Preference Shares (a)	22,800	73,849
Petroleo Brasileiro SA	86,800	313,149
Petroleo Brasileiro SA, Preference Shares	152,800	575,975
Porto Seguro SA	4,400	50,320
Qualicorp SA (a)	4,200	43,924
Raia Drogasil SA	4,700	44,822
Souza Cruz SA	22,800	165,712
Sul America SA	1,638	7,955
Suzano Papel e Celulose SA, Preference ‘A’ Shares	4,100	17,352
Common Stocks	Shares	Value
Brazil (concluded)
Telefonica Brasil SA, Preference Shares	7,800	$137,473
Tim Participacoes SA	23,040	102,103
Totvs SA	3,300	43,450
Tractebel Energia SA	4,600	58,543
Transmissora Alianca de Energia Eletrica SA	3,300	23,389
Ultrapar Participacoes SA	12,900	249,682
Usinas Siderurgicas de Minas Gerais SA, Preference ‘A’ Shares (a)	9,600	18,238
Vale SA	39,300	323,927
Vale SA, Preference Shares	63,000	455,756
Via Varejo SA (a)	2,300	17,971
WEG SA	5,460	62,853

		10,822,314
Canada — 7.2%
Agnico Eagle Mines Ltd.	7,940	197,646
Agrium, Inc.	4,774	452,006
Alimentation Couche Tard, Inc., Class B	14,032	588,069
AltaGas Ltd.	3,525	131,497
ARC Resources Ltd.	7,830	169,567
Atco Ltd. Class I	1,525	62,559
Bank of Montreal	21,967	1,553,837
Bank of Nova Scotia	38,436	2,193,744
Barrick Gold Corp.	31,297	337,268
Baytex Energy Corp. (b)	3,258	54,179
BCE, Inc.	9,265	424,892
BlackBerry Ltd. (a)(b)	17,331	190,047
Bombardier, Inc., Class B	30,594	109,283
Brookfield Asset Management Inc., Class A	19,144	959,342
CAE, Inc.	5,726	74,323
Cameco Corp.	12,619	206,913
Canadian Imperial Bank of Commerce	13,854	1,190,552
Canadian National Railway Co.	27,785	1,913,716
Canadian Natural Resources Ltd.	38,153	1,179,597
Canadian Oil Sands Ltd.	11,879	106,541
Canadian Pacific Railway Ltd.	6,028	1,160,927
Canadian Tire Corp. Ltd., Class A	2,664	281,442
Canadian Utilities Ltd., Class A	2,455	86,447
Catamaran Corp. (a)	7,125	368,699
Cenovus Energy, Inc.	26,444	545,587
CGI Group, Inc., Class A (a)	7,606	289,955
CI Financial Corp.	6,479	180,071
Constellation Software, Inc.	694	206,348
Crescent Point Energy Corp.	13,506	312,831
Dollarama, Inc.	3,982	203,590
Eldorado Gold Corp.	17,582	107,145
Empire Co. Ltd., Class A	2,260	170,443
Enbridge, Inc.	27,498	1,413,953
Encana Corp.	20,277	282,217
Enerplus Corp.	4,790	46,135
Fairfax Financial Holdings Ltd.	712	373,086
Finning International, Inc.	3,927	85,280
First Capital Realty, Inc.	2,654	42,627
First Quantum Minerals Ltd.	16,418	233,311
Fortis, Inc.	9,289	311,499
Franco-Nevada Corp.	5,471	269,406
George Weston Ltd.	2,045	176,636
Gildan Activewear, Inc.	4,180	236,380
Goldcorp, Inc.	25,686	475,560
Great-West Lifeco, Inc.	8,975	259,486
H&R Real Estate Investment Trust	2,945	55,083

See Notes to Financial Statements.

20	BLACKROCK ACWI ex-U.S. INDEX FUND	DECEMBER 31, 2014

Schedule of Investments (continued)	ACWI ex-U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Canada (concluded)
Husky Energy, Inc.	14,784	$349,940
IGM Financial, Inc.	4,062	161,914
Imperial Oil Ltd.	9,817	422,913
Industrial Alliance Insurance & Financial Services, Inc.	2,346	89,717
Intact Financial Corp.	4,581	330,622
Inter Pipeline Ltd.	13,352	413,041
Keyera Corp.	3,057	213,316
Kinross Gold Corp. (a)	25,843	72,515
Loblaw Cos. Ltd.	7,425	397,325
Magna International, Inc.	7,305	791,553
Manulife Financial Corp.	55,754	1,064,403
MEG Energy Corp. (a)	3,405	57,297
Methanex Corp.	3,065	140,798
Metro, Inc.	2,814	225,982
National Bank of Canada	10,788	459,080
New Gold, Inc. (a)	12,456	53,392
Onex Corp.	3,099	179,944
Open Text Corp.	4,421	257,277
Paramount Resources Ltd., Class A (a)(b)	2,674	64,721
Pembina Pipeline Corp.	11,016	401,461
Penn West Petroleum Ltd.	8,639	18,069
Peyto Exploration & Development Corp.	6,142	176,943
Potash Corp. of Saskatchewan, Inc.	27,039	955,837
Power Corp. of Canada	10,682	292,013
Power Financial Corp.	8,583	267,286
PrairieSky Royalty, Ltd.	5,018	132,166
Restaurant Brands International, Inc. (a)	6,698	262,316
RioCan Real Estate Investment Trust	3,112	70,795
Rogers Communications, Inc., Class B	11,748	456,754
Royal Bank of Canada	45,472	3,140,535
Saputo, Inc.	10,940	328,822
Shaw Communications, Inc., Class B	11,012	297,148
Silver Wheaton Corp.	11,005	223,832
SNC-Lavalin Group, Inc.	5,688	216,935
Sun Life Financial, Inc.	20,471	738,633
Suncor Energy, Inc.	48,378	1,536,537
Talisman Energy, Inc.	26,289	205,913
Teck Resources Ltd., Class B	14,751	201,623
TELUS Corp.	5,212	187,925
Thomson Reuters Corp.	12,007	484,393
The Toronto-Dominion Bank	57,877	2,765,323
Tourmaline Oil Corp. (a)	4,874	162,355
TransAlta Corp.	5,518	49,965
TransCanada Corp.	23,462	1,153,107
Turquoise Hill Resources Ltd. (a)(b)	14,761	45,612
Valeant Pharmaceuticals International, Inc. (a)	10,933	1,565,231
Vermilion Energy, Inc.	4,033	197,866
Yamana Gold, Inc.	26,930	108,712

		42,659,579
Chile — 0.3%
AES Gener SA	90,837	48,277
Aguas Andinas SA, Class A	76,400	44,225
Banco de Chile	925,218	107,203
Banco de Credito e Inversiones	721	35,574
Banco Santander Chile SA	2,103,327	105,114
CAP SA	2,694	11,906
Cencosud SA	24,684	61,586
Colbun SA	166,420	44,305
Companhia Cervecerias Unidas SA	4,404	41,658
Common Stocks	Shares	Value
Chile (concluded)
CorpBanca	2,375,874	$28,531
Embotelladora Andina SA, Preference ‘B’ Shares	9,220	26,084
Empresa Nacional de Electricidad SA	108,791	165,185
Empresa Nacional de Telecomunicaciones SA	2,032	20,412
Empresas CMPC SA	36,023	90,138
Empresas COPEC SA	16,033	180,933
Enersis SA	884,292	289,606
Latam Airlines Group SA (a)	7,853	91,407
SACI Falabella	26,826	179,963
Sociedad Quimica y Minera de Chile SA, Preference ‘B’ Shares	1,850	44,941
Vina Concha y Toro SA	26,443	51,705

		1,668,753
China — 3.4%
AAC Technologies Holdings, Inc. (b)	39,500	210,071
Agricultural Bank of China Ltd., Class H	697,000	350,567
Air China Ltd., Class H	62,000	50,025
Aluminum Corp. of China Ltd., Class H (a)	64,000	29,599
Anhui Conch Cement Co. Ltd., Class H (b)	35,500	131,434
Anta Sports Products Ltd.	81,000	142,388
AviChina Industry & Technology Co. Ltd., Class H	116,000	71,120
Bank of China Ltd., Class H	2,587,000	1,452,003
Bank of Communications Co. Ltd., Class H	321,700	299,107
BBMG Corp., Class H	39,500	32,838
Beijing Capital International Airport Co. Ltd., Class H	28,000	22,320
Byd Co. Ltd., Class H	18,500	71,346
CGN Power Co. Ltd. (a)(c)	365,000	158,621
China Cinda Asset Management Co., Ltd. (a)	186,000	90,071
China Citic Bank Corp. Ltd., Class H	260,000	207,282
China Coal Energy Co. Ltd., Class H (b)	107,000	66,887
China Communications Construction Co. Ltd., Class H	142,000	170,061
China Communications Services Corp. Ltd., Class H	44,000	20,574
China Construction Bank Corp., Class H	2,374,000	1,939,042
China COSCO Holdings Co. Ltd., Class H (a)	33,500	16,454
China Everbright Bank Co. Ltd., Class H	58,000	31,422
China Galaxy Securities Co. Ltd., Class H	48,500	60,441
China Huishan Dairy Holdings Co. Ltd. (b)	107,000	18,525
China International Marine Containers Group Co. Ltd., Class H	12,000	26,459
China Life Insurance Co. Ltd., Class H	239,000	936,436
China Longyuan Power Group Corp., Class H	125,000	128,900
China Medical System Holdings, Ltd.	28,000	46,130
China Merchants Bank Co. Ltd., Class H	143,078	357,144
China Minsheng Banking Corp. Ltd., Class H	186,900	244,338
China National Building Material Co. Ltd., Class H	132,000	127,338
China Oilfield Services Ltd., Class H	38,000	65,613
China Pacific Insurance Group Co. Ltd., Class H	88,200	443,736
China Petroleum & Chemical Corp. Class H	812,400	657,913
China Railway Construction Corp. Ltd., Class H	41,000	52,058
China Railway Group Ltd., Class H	90,000	73,608
China Shenhua Energy Co. Ltd., Class H	109,000	321,649
China Shipping Container Lines Co. Ltd., Class H (a)	122,000	38,327
China Telecom Corp. Ltd., Class H	594,000	344,512
China Vanke Co., Ltd. , Class H, Class H (a)	30,600	67,881
Chongqing Changan Automobile Co., Ltd.	21,400	48,459
Chongqing Rural Commercial Bank, Class H	79,000	49,013
CITIC Securities Co. Ltd., Class H	34,500	128,952
CNOOC Ltd.	564,000	762,623
Country Garden Holdings Co. Ltd.	214,270	85,498

See Notes to Financial Statements.

BLACKROCK ACWI ex-U.S. INDEX FUND	DECEMBER 31, 2014	21

Schedule of Investments (continued)	ACWI ex-U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
China (concluded)
CSR Corp. Ltd., Class H	29,000	$39,042
Datang International Power Generation Co. Ltd., Class H	20,000	10,799
Dongfeng Motor Group Co. Ltd., Class H	80,000	111,906
Evergrande Real Estate Group Ltd. (b)	286,000	115,252
Fosun International Ltd.	39,500	51,488
Great Wall Motor Co. Ltd., Class H	32,000	181,007
Guangzhou Automobile Group Co. Ltd., Class H	52,000	47,017
Guangzhou R&F Properties Co. Ltd., Class H (b)	13,200	16,071
Haitian International Holdings Ltd.	39,000	81,740
Haitong Securities Co. Ltd., Class H	28,000	69,885
Hengan International Group Co., Ltd.	26,000	271,081
Huadian Power International Corp., Ltd.	38,000	32,966
Huaneng Power International, Inc., Class H	122,000	164,852
Industrial & Commercial Bank of China Ltd., Class H	2,387,000	1,742,968
Inner Mongolia Yitai Coal Co., Class B	25,300	36,214
Intime Retail Group Co. Ltd.	37,000	26,754
Jiangsu Expressway Co. Ltd., Class H	26,000	30,956
Jiangxi Copper Co. Ltd., Class H	36,000	61,446
Kingsoft Corp. Ltd. (b)	11,000	21,619
Lenovo Group Ltd.	232,000	302,902
Longfor Properties Co. Ltd.	30,000	38,465
New China Life Insurance Co. Ltd., Class H	20,900	104,873
People’s Insurance Co. Group of China Ltd., Class H	123,000	57,167
PetroChina Co. Ltd., Class H	688,000	763,740
PICC Property & Casualty Co. Ltd., Class H	107,532	207,507
Ping An Insurance Group Co. of China Ltd., Class H	83,000	840,420
Semiconductor Manufacturing International Corp. (a)	619,000	56,499
Shandong Weigao Group Medical Polymer Co., Ltd., Class H	44,000	35,519
Shanghai Electric Group Co. Ltd., Class H	104,000	55,222
Shanghai Fosun Pharmaceutical Group Co., Ltd., Class H	7,000	25,013
Shanghai Pharmaceuticals Holding Co., Ltd., Class H	19,100	43,007
Shenzhou International Group Holdings Ltd.	12,000	39,546
Shui On Land Ltd.	76,666	18,030
Sihuan Pharmaceutical Holdings Group Ltd.	110,000	73,167
Sino-Ocean Land Holdings Ltd.	86,000	48,489
Sinopec Engineering Group Co. Ltd.	13,500	9,086
Sinopec Shanghai Petrochemical Co. Ltd., Class H	123,000	35,840
Sinopharm Group Co. Ltd., Class H	47,200	166,090
Sinotrans, Ltd. , Class H	45,000	29,732
SOHO China Ltd.	30,500	21,512
Tencent Holdings Ltd.	164,300	2,377,244
Tingyi Cayman Islands Holding Corp.	64,000	145,442
Tsingtao Brewery Co. Ltd., Class H	14,000	94,431
Uni-President China Holdings Ltd.	135,600	124,852
Want Want China Holdings Ltd.	211,000	277,320
Weichai Power Co. Ltd., Class H	12,200	51,140
Yanzhou Coal Mining Co. Ltd., Class H	36,000	30,500
Zhejiang Expressway Co. Ltd., Class H	28,000	32,426
Zhuzhou CSR Times Electric Co. Ltd., Class H	6,500	37,929
Zijin Mining Group Co. Ltd., Class H	138,000	39,022
ZTE Corp., Class H	12,000	25,964

		19,969,944
Colombia — 0.2%
Almacenes Exito SA	3,923	48,202
Banco Davivienda SA, Preference Shares	3,212	37,979
Bancolombia SA	11,536	139,024
Cementos Argos SA	16,730	71,806
Common Stocks	Shares	Value
Colombia (concluded)
Cemex Latam Holdings SA (a)	9,796	$65,952
Corp. Financiera Colombiana SA	1,406	23,641
Ecopetrol SA	184,080	161,114
Grupo Argos SA	6,618	57,088
Grupo Argos SA, Preference Shares	2,637	22,192
Grupo Aval Acciones y Valores	125,734	67,721
Grupo de Inversiones Suramericana SA	6,592	110,953
Grupo de Inversiones Suramericana SA, Preference Shares	803	13,347
Interconexion Electrica SA	6,953	25,249
Isagen SA ESP	27,340	34,110
Pacific Rubiales Energy Corp.	5,727	35,443

		913,821
Czech Republic — 0.0%
CEZ AS	3,592	92,235
Komercni Banka AS	352	72,442
Telefonica O2 Czech Republic	1,500	15,267

		179,944
Denmark — 1.1%
A.P. Moeller — Maersk A/S, Class A	123	235,376
A.P. Moeller — Maersk A/S, Class B	235	467,403
Carlsberg A/S, Class B	3,703	284,390
Coloplast A/S, Class B	3,847	321,934
Danske Bank A/S	22,564	610,037
DSV A/S	6,487	197,522
ISS A/S (a)	2,356	67,624
Novo Nordisk A/S, Class B	63,042	2,666,661
Novozymes A/S, Class B	7,759	326,604
Pandora A/S	3,606	292,292
TDC A/S	27,771	211,807
Tryg A/S	1,005	112,296
Vestas Wind Systems A/S (a)	9,527	345,989
William Demant Holding A/S (a)	641	48,764

		6,188,699
Egypt — 0.0%
Commercial International Bank	19,759	134,818
Orascom Telecom Holding SAE (a)	69,057	38,834
Talaat Moustafa Group	21,412	29,265
Telecom Egypt	12,924	21,335

		224,252
Finland — 0.6%
Elisa OYJ	5,807	158,502
Fortum OYJ	13,380	290,501
Kone OYJ, Class B (b)	9,344	425,411
Metso OYJ	3,741	112,004
Neste Oil OYJ	5,327	129,305
Nokia OYJ	118,200	934,821
Nokian Renkaat OYJ	4,713	114,967
Orion OYJ, Class B	4,256	132,364
Sampo OYJ, Class A	14,891	697,113
Stora Enso OYJ, Class R	16,242	145,219
UPM-Kymmene OYJ	17,293	283,400
Wartsila OYJ	4,749	212,557

		3,636,164
France — 6.6%
Accor SA	6,151	276,494
Aeroports de Paris	1,132	136,887

See Notes to Financial Statements.

22	BLACKROCK ACWI ex-U.S. INDEX FUND	DECEMBER 31, 2014

Schedule of Investments (continued)	ACWI ex-U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
France (continued)
Air Liquide SA	11,434	$1,414,839
Airbus Group NV	20,758	1,026,234
Alcatel-Lucent (a)	114,729	410,411
Alstom SA (a)	7,099	228,961
ArcelorMittal	38,761	424,661
Arkema	2,229	147,419
AtoS	2,605	206,981
AXA SA	56,573	1,303,614
BNP Paribas SA	33,159	1,957,511
Bollore SA	25,400	115,674
Bouygues SA	5,166	186,535
Bureau Veritas SA	7,145	158,304
Cap Gemini SA	4,906	350,863
Carrefour SA	19,759	601,294
Casino Guichard-Perrachon SA	1,776	163,329
Christian Dior SA	1,871	320,199
Cie Generale des Etablissements Michelin	5,829	526,164
CNP Assurances	7,565	134,114
Compagnie de Saint-Gobain	15,392	652,018
Credit Agricole SA	31,403	405,366
Danone SA	17,969	1,174,778
Dassault Systemes SA	4,519	275,570
Edenred	7,704	213,062
EDF	8,410	231,514
Essilor International SA	6,642	740,711
Eurazeo	609	42,652
Eutelsat Communications SA	4,668	150,961
Fonciere Des Regions	673	62,202
GDF Suez	43,367	1,011,276
Gecina SA	595	74,278
Groupe Eurotunnel SA, Registered Shares	14,767	190,644
Hermes International	1,048	373,174
ICADE	419	33,525
Iliad SA	930	223,606
Imerys SA	704	51,794
JCDecaux SA	1,720	59,221
Kering	2,493	479,081
Klepierre	4,001	171,796
L’Oreal SA	7,767	1,299,977
Lafarge SA	5,653	396,841
Lagardere SCA	4,159	108,309
Legrand SA	8,568	449,462
LVMH Moet Hennessy Louis Vuitton SA	8,649	1,370,016
Natixis	34,499	227,646
Numericable-SFR (a)	3,161	156,594
Orange SA	60,797	1,033,957
Pernod Ricard SA	7,140	793,523
Peugeot SA (a)	11,254	137,888
Publicis Groupe SA	6,086	436,460
Remy Cointreau SA	373	24,886
Renault SA	6,259	455,882
Rexel SA	9,904	177,441
Safran SA	10,170	627,438
Sanofi	37,605	3,428,464
Schneider Electric SE (a)	16,539	1,204,522
SCOR SE	6,039	182,984
SES SA	11,801	424,324
Societe BIC SA	705	93,711
Societe Generale SA	22,941	960,085
Sodexo	3,275	320,571
Common Stocks	Shares	Value
France (concluded)
Suez Environnement Co.	9,240	$160,991
Technip SA	3,245	193,297
Thales SA	3,616	195,652
Total SA	67,743	3,470,609
Unibail-Rodamco SE	3,504	898,901
Valeo SA	2,350	292,411
Vallourec SA	3,788	102,661
Veolia Environnement SA	14,465	256,216
Vinci SA	15,492	845,902
Vivendi SA (a)	42,719	1,063,299
Wendel SA	628	70,364
Zodiac Aerospace	5,927	199,549

		38,768,550
Germany — 6.2%
adidas AG	6,835	474,660
Allianz SE, Registered Shares	14,285	2,365,970
Axel Springer AG	598	36,068
BASF SE	28,765	2,412,834
Bayer AG, Registered Shares	26,182	3,568,826
Bayerische Motoren Werke AG	11,505	1,241,599
Bayerische Motoren Werke AG, Preference Shares	1,166	95,262
Beiersdorf AG	3,531	286,696
Brenntag AG	4,247	237,450
Celesio AG	1,037	33,423
Commerzbank AG (a)	30,631	401,774
Continental AG	3,634	766,493
Daimler AG, Registered Shares	30,191	2,507,485
Deutsche Annington Immobilien SE	8,718	295,991
Deutsche Bank AG, Registered Shares	45,625	1,366,211
Deutsche Boerse AG	6,412	455,649
Deutsche Lufthansa AG, Registered Shares	12,602	208,827
Deutsche Post AG, Registered Shares	33,930	1,101,433
Deutsche Telekom AG, Registered Shares	105,642	1,690,307
Deutsche Wohnen AG	10,427	245,970
E.ON SE	65,794	1,124,531
Fraport AG Frankfurt Airport Services Worldwide	748	43,161
Fresenius Medical Care AG & Co. KGaA	7,118	531,265
Fresenius SE & Co. KGaA	12,202	634,431
GEA Group AG	5,467	240,363
Hannover Rueck SE	1,801	162,471
HeidelbergCement AG	4,816	339,913
Henkel AG & Co. KGaA	3,965	384,083
Henkel AG & Co. KGaA, Preference Shares	5,517	594,279
Hugo Boss AG	1,073	131,262
Infineon Technologies AG	37,034	391,888
K+S AG, Registered Shares	5,435	149,980
Kabel Deutschland Holding AG (a)	984	133,350
Lanxess AG	3,425	158,619
Linde AG	6,471	1,191,973
MAN SE	1,443	160,705
Merck KGaA	4,253	400,243
Metro AG (a)	4,258	130,157
Muenchener Rueckversicherungs AG, Registered Shares	5,625	1,120,148
Osram Licht AG (a)	3,389	133,052
Porsche Automobil Holding SE, Preference Shares	5,120	414,068
ProSiebenSat.1 Media AG, Registered Shares	6,490	271,174
RWE AG	15,853	489,297
SAP AG	29,181	2,037,661
Siemens AG, Registered Shares	24,948	2,799,262

See Notes to Financial Statements.

BLACKROCK ACWI ex-U.S. INDEX FUND	DECEMBER 31, 2014	23

Schedule of Investments (continued)	ACWI ex-U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Germany (concluded)
Symrise AG	4,423	$266,464
Telefonica Deutschland Holding AG (a)	33,908	179,707
ThyssenKrupp AG (a)	14,717	374,898
TUI AG (a)	10,701	176,799
TUI AG	5,886	94,583
United Internet AG, Registered Shares	4,712	212,252
Volkswagen AG	1,298	281,411
Volkswagen AG, Preference Shares	5,047	1,121,723

		36,668,101
Greece — 0.1%
Alpha Bank AE (a)	199,078	111,830
Eurobank Ergasias SA (a)	225,111	50,288
FF Group (a)	440	14,058
Hellenic Telecommunications Organization SA (a)	5,639	61,661
JUMBO SA	1,999	20,326
National Bank of Greece SA (a)	51,085	89,666
OPAP SA	8,833	94,657
Piraeus Bank SA (a)	86,435	94,053
Public Power Corp. SA (a)	2,220	14,496
Titan Cement Co. SA	990	22,965

		574,000
Hong Kong — 3.3%
AIA Group Ltd.	375,200	2,069,402
Alibaba Health Information Technology, Ltd. (a)	76,000	49,564
Alibaba Pictures Group, Ltd. (a)	640,000	113,131
ASM Pacific Technology Ltd.	6,300	59,985
Bank of East Asia Ltd.	59,000	236,945
Beijing Enterprises Holdings Ltd.	17,500	136,862
Beijing Enterprises Water Group Ltd. (a)	232,000	156,764
Belle International Holdings Ltd.	150,000	168,487
BOC Hong Kong Holdings Ltd.	123,500	411,519
Brilliance China Automotive Holdings Ltd.	90,000	144,100
Cathay Pacific Airways Ltd.	32,000	69,739
Cheung Kong Holdings Ltd.	50,000	837,341
Cheung Kong Infrastructure Holdings Ltd.	21,000	154,429
China Agri-Industries Holdings Ltd. (a)	43,100	17,695
China Everbright International Ltd.	107,000	157,975
China Everbright Ltd.	30,000	70,991
China Gas Holdings Ltd.	74,000	115,890
China Mengniu Dairy Co., Ltd.	52,000	214,117
China Merchants Holdings International Co. Ltd.	60,000	201,534
China Mobile Ltd.	197,500	2,313,267
China Overseas Land & Investment Ltd.	138,000	408,236
China Resources Cement Holdings Ltd.	90,000	58,002
China Resources Enterprise Ltd.	26,000	54,316
China Resources Gas Group Ltd.	16,000	41,350
China Resources Land Ltd.	68,000	178,705
China Resources Power Holdings Co., Ltd.	64,000	163,246
China South City Holdings, Ltd.	94,000	42,523
China State Construction International Holdings Ltd.	44,000	61,535
China Taiping Insurance Holdings Co. Ltd. (a)	28,072	79,775
China Unicom Hong Kong Ltd.	208,000	278,749
CITIC Ltd.	82,000	139,792
CLP Holdings Ltd.	61,500	532,554
COSCO Pacific Ltd.	36,000	50,986
CSPC Pharmaceutical Group Ltd.	76,000	66,801
ENN Energy Holdings Ltd.	28,000	158,405
Far East Horizon Ltd.	85,000	83,544
First Pacific Co. Ltd.	62,000	61,225
Common Stocks	Shares	Value
Hong Kong (concluded)
Franshion Properties China Ltd.	130,000	$37,100
Galaxy Entertainment Group Ltd.	78,000	433,424
GCL-Poly Energy Holdings Ltd. (a)	431,000	100,114
Geely Automobile Holdings Ltd.	235,000	74,301
GOME Electrical Appliances Holding Ltd.	266,000	38,880
Guangdong Investment Ltd.	56,000	72,937
Haier Electronics Group Co. Ltd.	48,000	113,553
Hanergy Thin Film Power Group, Ltd. (a)(b)	442,000	160,165
Hang Lung Properties Ltd.	70,000	195,280
Hang Seng Bank Ltd.	25,600	425,484
Henderson Land Development Co. Ltd.	37,500	260,635
HKT Trust and HKT Ltd.	64,900	84,529
Hong Kong & China Gas Co. Ltd.	201,846	459,874
Hong Kong Exchanges & Clearing Ltd.	33,300	735,155
Hutchison Whampoa Ltd.	76,000	868,798
Hysan Development Co. Ltd.	25,000	110,950
Kerry Properties Ltd.	16,500	59,524
Kingboard Chemical Holdings Ltd.	18,200	30,560
Kunlun Energy Co. Ltd.	134,000	126,462
Lee & Man Paper Manufacturing Ltd.	34,000	18,986
Li & Fung Ltd.	160,000	149,794
The Link REIT	76,500	478,948
MGM China Holdings Ltd.	27,200	68,678
MTR Corp.	47,000	192,289
New World China Land Ltd.	36,000	21,286
New World Development Co. Ltd.	172,666	198,222
Nine Dragons Paper Holdings Ltd.	29,000	25,253
NWS Holdings Ltd.	52,186	95,722
PCCW Ltd.	84,000	57,195
Power Assets Holdings Ltd.	46,000	444,728
Sands China Ltd.	83,600	406,977
Shanghai Industrial Holdings, Ltd.	15,000	44,797
Shangri-La Asia Ltd.	32,000	43,849
Shimao Property Holdings Ltd. (a)	51,000	112,944
Sino Biopharmaceutical Ltd.	132,000	118,946
Sino Land Co., Ltd.	66,800	107,234
SJM Holdings Ltd.	69,000	109,082
Sun Art Retail Group Ltd. (b)	110,000	109,367
Sun Hung Kai Properties Ltd.	55,000	833,274
Swire Pacific Ltd., Class A	27,000	350,473
Swire Properties Ltd.	25,400	74,737
Techtronic Industries Co.	52,500	168,424
WH Group, Ltd. (a)(c)	113,500	64,726
Wharf Holdings Ltd.	48,000	344,596
Wheelock & Co. Ltd.	32,000	148,574
Wynn Macau Ltd.	51,200	142,840
Yue Yuen Industrial Holdings Ltd.	19,000	68,320
Yuexiu Property Co., Ltd.	106,400	20,360

		19,567,827
Hungary — 0.0%
MOL Hungarian Oil & Gas PLC	997	43,757
OTP Bank PLC	4,840	69,814
Richter Gedeon Nyrt	3,173	42,731

		156,302
Indonesia — 0.6%
Adaro Energy Tbk PT	230,400	19,223
Astra Agro Lestari Tbk PT	11,500	22,471
Astra International Tbk PT	685,400	408,762
Bank Central Asia Tbk PT	411,000	435,963

See Notes to Financial Statements.

24	BLACKROCK ACWI ex-U.S. INDEX FUND	DECEMBER 31, 2014

Schedule of Investments (continued)	ACWI ex-U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Indonesia (concluded)
Bank Danamon Indonesia Tbk PT	186,600	$67,905
Bank Mandiri Persero Tbk PT	331,800	288,546
Bank Negara Indonesia Persero Tbk PT	405,600	198,742
Bank Rakyat Indonesia Persero Tbk PT	381,200	358,320
Bumi Serpong Damai Tbk PT	111,800	16,227
Charoen Pokphand Indonesia Tbk PT	116,500	35,461
Global Mediacom Tbk PT	137,600	15,766
Gudang Garam Tbk PT	9,800	48,009
Indo Tambangraya Megah Tbk PT	4,400	5,427
Indocement Tunggal Prakarsa Tbk PT	88,600	178,772
Indofood CBP Sukses Makmur Tbk PT	18,900	19,931
Indofood Sukses Makmur Tbk PT	92,700	50,539
Jasa Marga Persero Tbk PT	71,000	40,291
Kalbe Farma Tbk PT	457,700	67,478
Lippo Karawaci Tbk PT	416,900	34,229
Matahari Department Store Tbk PT	64,300	77,479
Media Nusantara Citra Tbk PT	60,162	12,297
Perusahaan Gas Negara Persero Tbk PT	326,000	157,759
Semen Indonesia Persero Tbk PT	65,500	85,511
Surya Citra Media Tbk PT	84,000	23,705
Tambang Batubara Bukit Asam Persero Tbk PT	29,500	29,548
Telekomunikasi Indonesia Persero Tbk PT	1,707,400	392,410
Tower Bersama Infrastructure Tbk PT	38,000	29,720
Unilever Indonesia Tbk PT	62,700	162,629
United Tractors Tbk PT	33,700	47,065
XL Axiata Tbk PT	82,000	32,155

		3,362,340
Ireland — 0.6%
Bank of Ireland (a)	829,992	311,489
CRH PLC	26,316	632,781
Experian PLC	32,560	548,862
James Hardie Industries SE	13,437	143,443
Kerry Group PLC, Class A	5,274	364,360
Shire PLC	20,324	1,440,973

		3,441,908
Israel — 0.4%
Bank Hapoalim BM	32,698	153,750
Bank Leumi Le-Israel BM (a)	44,483	151,963
Bezeq The Israeli Telecommunication Corp. Ltd.	66,621	118,174
Delek Group Ltd.	69	17,307
Israel Chemicals Ltd.	18,197	130,931
The Israel Corp. Ltd. (a)	40	18,932
Mizrahi Tefahot Bank Ltd. (a)	8,332	87,198
NICE Systems Ltd.	2,571	130,024
Teva Pharmaceutical Industries Ltd.	27,402	1,570,815

		2,379,094
Italy — 1.4%
Assicurazioni Generali SpA	41,966	861,681
Atlantia SpA	14,217	330,431
Banca Monte dei Paschi di Siena SpA (a)	85,851	48,907
Banco Popolare SC (a)	14,013	168,601
Enel Green Power SpA	71,236	149,251
Enel SpA	210,569	938,614
Eni SpA	80,676	1,413,159
Exor SpA	3,768	154,608
Finmeccanica SpA (a)	8,568	79,638
Intesa Sanpaolo SpA	391,964	1,132,150
Luxottica Group SpA	5,894	323,102
Common Stocks	Shares	Value
Italy (concluded)
Mediobanca SpA	19,428	$157,863
Pirelli & C SpA	5,532	74,612
Prysmian SpA	6,238	113,680
Saipem SpA (a)	10,218	107,112
Snam SpA	69,314	343,050
Telecom Italia SpA (a)	343,644	366,492
Telecom Italia SpA, Non-Convertible Savings Shares	139,244	116,414
Tenaris SA	16,653	251,641
Terna — Rete Elettrica Nazionale SpA	46,233	209,998
UniCredit SpA	141,985	909,501
Unione di Banche Italiane SCpA	27,204	194,570
UnipolSai SpA	18,299	49,267

		8,494,342
Japan — 14.3%
ABC-Mart, Inc.	300	14,516
Acom Co. Ltd. (a)	5,700	17,401
Advantest Corp.	8,000	99,155
Aeon Co. Ltd.	23,500	236,163
AEON Financial Service Co. Ltd.	1,700	33,577
Aeon Mall Co. Ltd.	2,190	38,809
Air Water, Inc.	4,000	63,358
Aisin Seiki Co. Ltd.	6,900	247,906
Ajinomoto Co., Inc.	19,000	353,721
Alfresa Holdings Corp.	4,000	48,304
Amada Co. Ltd.	8,000	68,550
ANA Holdings, Inc.	52,000	128,577
Aozora Bank Ltd.	46,000	142,395
Asahi Glass Co. Ltd. (b)	35,000	170,386
Asahi Group Holdings Ltd.	13,000	402,185
Asahi Kasei Corp.	43,000	392,264
Asics Corp.	6,100	146,859
Astellas Pharma, Inc.	69,000	960,625
The Bank of Kyoto Ltd.	8,000	66,877
The Bank of Yokohama Ltd.	35,000	190,095
Benesse Holdings, Inc.	1,100	32,640
Bridgestone Corp.	21,200	735,257
Brother Industries Ltd.	7,500	135,955
Calbee, Inc.	3,500	120,564
Canon, Inc.	39,400	1,252,280
Casio Computer Co. Ltd.	8,100	123,909
Central Japan Railway Co.	4,500	674,443
The Chiba Bank Ltd.	23,000	150,717
Chiyoda Corp.	9,000	74,565
Chubu Electric Power Co., Inc. (a)	18,200	213,869
Chugai Pharmaceutical Co. Ltd.	7,000	171,873
The Chugoku Bank Ltd.	4,000	54,524
The Chugoku Electric Power Co., Inc.	14,700	192,195
Citizen Holdings Co. Ltd.	4,900	37,703
COLOPL, Inc.	1,500	33,708
Credit Saison Co. Ltd.	7,700	143,192
Dai Nippon Printing Co. Ltd.	26,000	234,170
The Dai-ichi Life Insurance Co. Ltd.	35,300	535,848
Daicel Corp.	7,000	81,763
Daihatsu Motor Co. Ltd. (b)	3,900	50,937
Daiichi Sankyo Co. Ltd.	22,100	309,019
Daikin Industries Ltd.	7,400	474,518
Daito Trust Construction Co. Ltd.	2,500	283,594
Daiwa House Industry Co. Ltd.	19,700	372,157
Daiwa Securities Group, Inc.	55,000	430,657
Denso Corp.	15,600	727,082

See Notes to Financial Statements.

BLACKROCK ACWI ex-U.S. INDEX FUND	DECEMBER 31, 2014	25

Schedule of Investments (continued)	ACWI ex-U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Japan (continued)
Dentsu, Inc.	7,600	$319,515
Don Quijote Co. Ltd.	1,600	109,995
East Japan Railway Co.	10,600	798,931
Eisai Co. Ltd.	8,700	336,456
Electric Power Development Co. Ltd.	2,500	84,477
FamilyMart Co. Ltd.	1,400	52,729
FANUC Corp.	6,500	1,071,722
Fast Retailing Co. Ltd.	1,800	655,011
Fuji Electric Co. Ltd.	13,000	51,829
Fuji Heavy Industries Ltd.	18,700	661,718
FUJIFILM Holdings Corp.	15,200	463,806
Fujitsu Ltd.	63,000	335,895
Fukuoka Financial Group, Inc.	25,000	128,887
GungHo Online Entertainment, Inc.	8,800	31,861
The Gunma Bank Ltd.	8,000	51,916
The Hachijuni Bank Ltd.	10,000	64,236
Hakuhodo DY Holdings, Inc.	5,800	55,506
Hamamatsu Photonics KK	3,200	152,330
Hankyu Hanshin Holdings, Inc.	37,000	198,471
Hikari Tsushin, Inc.	400	24,330
Hino Motors Ltd.	5,300	69,766
Hirose Electric Co. Ltd.	700	81,216
The Hiroshima Bank Ltd.	22,000	104,712
Hisamitsu Pharmaceutical Co., Inc. (b)	1,100	34,686
Hitachi Chemical Co. Ltd.	1,600	28,267
Hitachi Construction Machinery Co. Ltd.	4,600	97,259
Hitachi High-Technologies Corp.	1,600	45,963
Hitachi Ltd.	164,000	1,210,445
Hitachi Metals Ltd.	8,000	135,927
Hokuhoku Financial Group, Inc.	29,000	58,480
Hokuriku Electric Power Co.	7,800	99,609
Honda Motor Co. Ltd.	53,300	1,563,730
Hoya Corp.	13,200	446,488
Hulic Co. Ltd.	4,100	40,988
Ibiden Co. Ltd.	2,300	33,962
Idemitsu Kosan Co. Ltd.	2,400	39,632
IHI Corp.	45,000	227,901
Iida Group Holdings Co. Ltd.	2,500	30,454
Inpex Corp.	29,400	327,309
Isetan Mitsukoshi Holdings Ltd.	11,200	138,591
Isuzu Motors Ltd.	21,200	258,223
ITOCHU Corp.	56,800	606,345
Itochu Techno-Solutions Corp.	1,800	63,512
The Iyo Bank Ltd.	2,400	25,994
J. Front Retailing Co. Ltd.	5,000	57,910
Japan Airlines Co. Ltd.	5,100	151,210
Japan Display, Inc. (a)	12,400	37,845
Japan Exchange Group, Inc.	8,500	198,145
Japan Prime Realty Investment Corp.	17	59,151
Japan Real Estate Investment Corp.	56	269,823
Japan Retail Fund Investment Corp.	80	169,063
Japan Tobacco, Inc.	35,300	971,554
JFE Holdings, Inc.	16,800	374,655
JGC Corp.	7,000	144,108
The Joyo Bank Ltd.	14,000	69,326
JSR Corp.	3,900	66,941
JTEKT Corp.	4,500	75,734
JX Holdings, Inc.	77,200	300,432
Kajima Corp.	31,000	127,482
Kakaku.com, Inc.	3,300	47,212
Kamigumi Co. Ltd.	10,000	89,078
Common Stocks	Shares	Value
Japan (continued)
Kaneka Corp.	7,000	$37,508
The Kansai Electric Power Co., Inc. (a)	23,100	219,752
Kansai Paint Co. Ltd.	5,000	77,460
Kao Corp.	16,500	650,670
Kawasaki Heavy Industries Ltd.	43,000	195,544
KDDI Corp.	20,200	1,269,046
Keihan Electric Railway Co. Ltd.	15,000	80,269
Keikyu Corp.	10,000	73,988
Keio Corp.	13,000	93,516
Keisei Electric Railway Co. Ltd.	7,000	85,116
Keyence Corp.	1,420	632,744
Kikkoman Corp.	5,000	122,545
Kintetsu Corp.	58,000	190,698
Kirin Holdings Co. Ltd.	28,100	349,167
Kobe Steel Ltd.	93,000	160,192
Koito Manufacturing Co. Ltd.	2,200	67,302
Komatsu Ltd.	34,000	751,670
Konami Corp.	1,900	34,833
Konica Minolta, Inc.	12,600	137,290
Kubota Corp.	42,000	609,620
Kuraray Co. Ltd. (b)	8,100	92,031
Kurita Water Industries Ltd.	2,800	58,386
Kyocera Corp.	10,400	475,900
Kyowa Hakko Kirin Co. Ltd.	5,000	47,083
Kyushu Electric Power Co., Inc. (a)	13,300	133,202
Lawson, Inc.	2,600	157,113
LIXIL Group Corp.	7,800	164,157
M3, Inc.	5,000	83,660
Mabuchi Motor Co. Ltd.	1,000	39,692
Makita Corp.	3,200	144,198
Marubeni Corp.	56,600	338,659
Marui Group Co. Ltd.	3,700	33,373
Maruichi Steel Tube Ltd.	1,400	29,797
Mazda Motor Corp.	17,400	417,871
McDonald’s Holdings Co. Japan Ltd. (b)	1,500	32,832
Medipal Holdings Corp.	3,000	35,039
Meiji Holdings Co. Ltd.	2,100	191,056
Minebea Co., Ltd.	12,000	177,215
Miraca Holdings, Inc.	2,400	103,245
Mitsubishi Chemical Holdings Corp.	41,700	202,265
Mitsubishi Corp.	46,300	847,295
Mitsubishi Electric Corp.	62,000	736,439
Mitsubishi Estate Co. Ltd.	41,000	863,905
Mitsubishi Gas Chemical Co., Inc.	7,000	35,132
Mitsubishi Heavy Industries Ltd.	98,000	540,821
Mitsubishi Logistics Corp.	2,000	29,088
Mitsubishi Materials Corp.	37,000	122,745
Mitsubishi Motors Corp.	21,000	191,845
Mitsubishi Tanabe Pharma Corp.	4,500	65,964
Mitsubishi UFJ Financial Group, Inc.	416,500	2,288,344
Mitsubishi UFJ Lease & Finance Co., Ltd.	11,500	54,083
Mitsui & Co. Ltd.	61,600	825,017
Mitsui Chemicals, Inc.	37,000	104,798
Mitsui Fudosan Co. Ltd.	30,000	804,466
Mitsui OSK Lines Ltd.	47,000	139,249
Mixi, Inc.	1,800	66,366
Mizuho Financial Group, Inc.	741,300	1,242,643
MS&AD Insurance Group Holdings, Inc.	17,100	405,239
Murata Manufacturing Co. Ltd.	6,400	698,374
Nabtesco Corp.	1,800	43,504
Nagoya Railroad Co. Ltd.	31,000	115,420

See Notes to Financial Statements.

26	BLACKROCK ACWI ex-U.S. INDEX FUND	DECEMBER 31, 2014

Schedule of Investments (continued)	ACWI ex-U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Japan (continued)
Namco Bandai Holdings, Inc.	6,600	$139,730
NEC Corp.	58,000	168,548
Nexon Co. Ltd.	1,500	13,983
NGK Insulators Ltd.	8,000	163,986
NGK Spark Plug Co. Ltd.	5,300	161,043
NH Foods Ltd.	5,000	109,391
NHK Spring Co. Ltd.	3,200	27,844
Nidec Corp.	7,200	465,017
Nikon Corp.	13,300	176,716
Nintendo Co. Ltd.	3,500	365,251
Nippon Building Fund, Inc.	35	175,704
Nippon Electric Glass Co. Ltd.	9,000	40,498
Nippon Express Co. Ltd.	18,000	91,220
Nippon Paint Co. Ltd.	4,000	115,912
Nippon Prologis REIT, Inc.	27	58,624
Nippon Steel & Sumitomo Metal	240,475	596,530
Nippon Telegraph & Telephone Corp.	13,800	704,940
Nippon Yusen KK	59,000	166,646
Nissan Motor Co. Ltd.	79,600	694,253
Nisshin Seifun Group, Inc.	3,300	31,947
Nissin Foods Holdings Co. Ltd.	3,500	166,821
Nitori Holdings Co. Ltd.	2,900	155,813
Nitto Denko Corp.	5,200	290,553
NOK Corp.	2,000	50,907
Nomura Holdings, Inc.	132,400	749,256
Nomura Real Estate Holdings, Inc.	2,500	42,781
Nomura Research Institute Ltd.	1,900	58,112
NSK Ltd.	13,000	153,488
NTT Data Corp.	4,900	182,549
NTT DoCoMo, Inc.	47,700	694,657
NTT Urban Development Corp.	2,400	24,169
Obayashi Corp.	23,000	148,262
Odakyu Electric Railway Co. Ltd. (b)	21,000	186,021
Oji Holdings Corp.	16,000	57,246
Olympus Corp. (a)	8,400	294,255
Omron Corp.	6,600	295,254
Ono Pharmaceutical Co. Ltd.	2,900	256,753
Oracle Corp. Japan	700	28,522
Oriental Land Co. Ltd.	1,700	392,044
ORIX Corp.	43,100	542,318
Osaka Gas Co. Ltd.	54,000	201,687
Otsuka Corp.	1,200	38,050
Otsuka Holdings Co. Ltd.	13,000	389,756
Panasonic Corp.	78,600	925,785
Park24 Co. Ltd.	5,500	80,967
Rakuten, Inc.	25,200	350,426
Recruit Holdings Co. Ltd.	4,400	126,365
Resona Holdings, Inc.	74,200	374,821
Ricoh Co. Ltd.	31,300	316,413
Rinnai Corp.	900	60,473
Rohm Co. Ltd.	2,700	162,684
Sankyo Co. Ltd.	700	24,013
Sanrio Co. Ltd. (b)	3,000	74,123
Santen Pharmaceutical Co. Ltd.	1,700	91,519
SBI Holdings, Inc.	4,950	54,082
Secom Co. Ltd.	7,000	402,182
Sega Sammy Holdings, Inc. (b)	6,900	88,280
Seibu Holdings, Inc.	6,200	126,405
Seiko Epson Corp.	3,900	163,192
Sekisui Chemical Co. Ltd.	12,000	144,372
Sekisui House Ltd.	17,900	235,528
Common Stocks	Shares	Value
Japan (continued)
Seven & I Holdings Co. Ltd.	24,200	$870,506
Seven Bank Ltd.	27,800	116,690
Sharp Corp. (a)	54,000	119,464
Shikoku Electric Power Co., Inc. (a)	8,000	97,037
Shimadzu Corp.	11,000	111,892
Shimamura Co. Ltd.	300	25,889
Shimano, Inc.	2,700	349,708
Shimizu Corp.	19,000	129,049
Shin-Etsu Chemical Co. Ltd.	13,100	852,806
Shinsei Bank Ltd.	61,000	106,165
Shionogi & Co. Ltd.	8,700	224,772
Shiseido Co. Ltd. (b)	10,700	150,061
The Shizuoka Bank Ltd.	13,000	118,876
Showa Shell Sekiyu KK (b)	4,400	43,342
SMC Corp.	1,800	472,003
Softbank Corp.	30,200	1,797,602
Sompo Japan Nipponkoa Holdings Inc.	10,300	259,021
Sony Corp. (a)	33,800	689,833
Sony Financial Holdings, Inc.	3,100	45,648
Stanley Electric Co. Ltd.	2,900	62,621
Sumitomo Chemical Co. Ltd.	47,000	185,026
Sumitomo Corp.	37,900	389,259
Sumitomo Dainippon Pharma Co. Ltd.	3,900	37,767
Sumitomo Electric Industries Ltd.	26,000	324,721
Sumitomo Heavy Industries Ltd.	12,000	64,548
Sumitomo Metal Mining Co. Ltd.	18,000	268,468
Sumitomo Mitsui Financial Group, Inc.	40,400	1,460,569
Sumitomo Mitsui Trust Holdings, Inc.	110,000	421,331
Sumitomo Realty & Development Co. Ltd.	12,000	408,830
Sumitomo Rubber Industries Ltd.	4,300	63,924
Suntory Beverage & Food Ltd.	4,700	162,382
Suruga Bank Ltd.	8,300	152,529
Suzuken Co. Ltd.	1,700	46,960
Suzuki Motor Corp.	12,200	365,602
Sysmex Corp.	4,100	181,968
T&D Holdings, Inc.	16,200	194,203
Taiheiyo Cement Corp.	49,000	153,732
Taisei Corp.	31,000	175,832
Taisho Pharmaceutical Holdings Co. Ltd.	800	48,880
Taiyo Nippon Sanso Corp.	4,000	44,034
Takashimaya Co. Ltd.	4,000	31,939
Takeda Pharmaceutical Co. Ltd.	25,900	1,072,203
TDK Corp.	3,600	212,023
Teijin Ltd.	31,000	82,395
Terumo Corp.	9,700	220,154
THK Co. Ltd.	2,200	52,870
Tobu Railway Co. Ltd.	25,000	106,903
Toho Co. Ltd.	1,900	43,110
Toho Gas Co. Ltd. (b)	18,000	88,063
Tohoku Electric Power Co., Inc.	11,300	131,492
Tokio Marine Holdings, Inc.	23,500	763,225
The Tokyo Electric Power Co., Inc. (a)	50,500	205,399
Tokyo Electron Ltd.	5,800	439,815
Tokyo Gas Co. Ltd.	78,000	420,862
Tokyo Tatemono Co. Ltd.	16,000	116,442
Tokyu Corp.	36,000	223,073
Tokyu Fudosan Holdings Corp.	16,800	116,564
TonenGeneral Sekiyu KK	7,000	59,756
Toppan Printing Co. Ltd.	11,000	71,472
Toray Industries, Inc.	49,000	391,509

See Notes to Financial Statements.

BLACKROCK ACWI ex-U.S. INDEX FUND	DECEMBER 31, 2014	27

Schedule of Investments (continued)	ACWI ex-U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Japan (concluded)
Toshiba Corp.	131,000	$552,466
Toto Ltd.	11,000	127,960
Toyo Seikan Kaisha Ltd.	3,500	43,475
Toyo Suisan Kaisha Ltd.	2,900	93,377
Toyoda Gosei Co. Ltd.	4,300	86,491
Toyota Industries Corp.	4,900	251,133
Toyota Motor Corp.	89,900	5,602,329
Toyota Tsusho Corp.	10,200	236,945
Trend Micro, Inc.	4,200	116,060
Unicharm Corp.	13,100	313,995
United Urban Investment Corp.	49	77,132
USS Co. Ltd.	4,300	66,068
West Japan Railway Co.	4,800	226,935
Yahoo! Japan Corp.	54,500	195,324
Yakult Honsha Co. Ltd.	3,400	179,469
Yamada Denki Co. Ltd.	39,300	131,856
Yamaguchi Financial Group, Inc.	4,000	41,109
Yamaha Corp.	2,700	39,798
Yamaha Motor Co. Ltd.	8,700	174,063
Yamato Holdings Co. Ltd.	12,800	253,462
Yamato Kogyo Co. Ltd.	4,200	117,468
Yamazaki Baking Co. Ltd.	10,000	123,393
Yaskawa Electric Corp.	5,000	63,866
Yokogawa Electric Corp.	4,800	52,671
The Yokohama Rubber Co. Ltd.	10,000	91,053

		84,683,456
Luxembourg — 0.1%
Altice SA (a)	3,302	260,752
RTL Group SA	1,615	154,000

		414,752
Malaysia — 0.7%
AirAsia Bhd	60,100	46,753
Alliance Financial Group Bhd	26,000	34,949
AMMB Holdings Bhd	43,000	80,754
Astro Malaysia Holdings Bhd	29,600	25,586
Axiata Group Bhd	89,900	180,943
Berjaya Sports Toto Bhd	65,138	65,278
British American Tobacco Malaysia Bhd	3,100	57,415
Bumi Armada Bhd (a)	45,600	14,205
CIMB Group Holdings Bhd	175,800	279,015
Dialog Group BHD	42,134	18,040
DiGi.Com Bhd	113,000	199,059
Felda Global Ventures Holdings Bhd	89,900	55,879
Gamuda Bhd	39,600	56,844
Genting Bhd	78,100	197,845
Genting Malaysia Bhd	64,500	74,899
Genting Plantations Bhd	10,000	28,432
Hong Leong Bank Bhd	14,040	56,136
Hong Leong Financial Group Bhd	7,000	32,894
IHH Healthcare Bhd	96,200	132,482
IJM Corp. Bhd	29,100	54,680
IOI Corp. Bhd	61,400	84,266
IOI Properties Group Sdn Bhd	19,949	13,757
Kuala Lumpur Kepong Bhd	9,800	63,904
Lafarge Malayan Cement Bhd	17,500	48,849
Malayan Banking Bhd	176,600	462,484
Malaysia Airports Holdings Bhd	11,300	21,976
Maxis Bhd	66,600	130,059
MISC Bhd	27,400	56,532
Common Stocks	Shares	Value
Malaysia (concluded)
Petronas Chemicals Group Bhd	76,000	$118,198
Petronas Dagangan Bhd	6,100	29,896
Petronas Gas Bhd	27,300	173,021
PPB Group Bhd	12,600	51,532
Public Bank BHD	89,620	468,201
RHB Capital Bhd	12,900	28,113
Sapurakencana Petroleum Bhd	76,800	50,810
Sime Darby Bhd	89,200	234,630
Telekom Malaysia Bhd	20,200	39,655
Tenaga Nasional Bhd	109,900	432,836
UEM Land Holdings Bhd	54,900	22,003
UMW Holdings Bhd	10,900	34,220
YTL Corp. Bhd	113,160	51,458
YTL Power International Bhd	42,000	17,730

		4,326,218
Malta — 0.0%
Brait SE (a)	6,500	44,002
Mexico — 1.0%
Alfa SAB de CV, Series A	100,500	224,382
America Movil SAB de CV, Series L	1,102,200	1,225,185
Arca Continental SAB de CV (a)	15,972	101,047
Cemex SAB de CV (a)	394,120	401,767
Coca-Cola Femsa SAB de CV, Series L	8,100	69,527
Compartamos SAB de CV (a)	37,100	74,558
Controladora Comercial Mexicana SAB de CV	6,300	22,281
El Puerto de Liverpool SAB de CV, Series C1 (a)	4,400	44,093
Fibra Uno Administracion SA de CV	78,700	231,933
Fomento Economico Mexicano SAB de CV (a)	70,600	626,290
Genomma Lab Internacional SAB de CV, Series B, Series B (a)	21,500	40,891
Gruma SAB de CV	3,400	36,254
Grupo Aeroportuario del Pacifico SAB de CV, Class B	6,700	42,106
Grupo Aeroportuario del Sureste SAB de CV, Class B (a)	3,600	47,591
Grupo Bimbo SAB de CV, Series A (a)	64,700	178,483
Grupo Carso SAB de CV, Series A1	14,900	73,310
Grupo Comercial Chedraui SA de CV (a)	10,900	31,251
Grupo Financiero Banorte SAB de CV, Series O	82,400	453,504
Grupo Financiero Inbursa SAB de CV, Series O	75,100	193,836
Grupo Financiero Santander Mexico SAB de CV, Series B	92,800	193,981
Grupo Lala SAB de CV (a)	9,900	19,077
Grupo Mexico SAB de CV, Series B	122,323	355,020
Grupo Televisa SAB CPO (a)	83,300	567,933
Industrias Penoles SAB de CV	2,850	55,732
Kimberly-Clark de Mexico SAB de CV, Class A	36,900	80,259
Mexichem SAB de CV (a)	17,130	52,027
Minera Frisco SAB de CV, Series A1 (a)	81,100	118,129
OHL Mexico SAB de CV (a)	42,200	78,229
Promotora y Operadora de Infraestructura SAB de CV (a)	5,300	63,724
Wal-Mart de Mexico SAB de CV, Series V	178,200	383,123

		6,085,523
Netherlands — 3.1%
Aegon NV	60,431	454,197
Akzo Nobel NV	7,945	549,715
ASML Holding NV	11,528	1,245,571
CNH Industrial NV	33,775	273,411

See Notes to Financial Statements.

28	BLACKROCK ACWI ex-U.S. INDEX FUND	DECEMBER 31, 2014

Schedule of Investments (continued)	ACWI ex-U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Netherlands (concluded)
Corio NV	3,782	$185,212
Delta Lloyd NV	4,778	105,070
Gemalto NV (b)	2,808	229,168
Heineken Holding NV	3,682	230,499
Heineken NV	7,497	532,345
ING Groep NV CVA (a)	118,977	1,537,142
Koninklijke Ahold NV	29,389	522,326
Koninklijke Boskalis Westminster NV	2,923	159,903
Koninklijke DSM NV	5,859	357,358
Koninklijke KPN NV	109,726	346,443
Koninklijke Philips Electronics NV	33,899	982,597
Koninklijke Vopak NV	2,494	129,394
NN Group NV (a)	5,128	153,089
OCI NV (a)	3,417	118,808
QIAGEN NV (a)	10,835	252,380
Randstad Holding NV	3,781	181,928
Reed Elsevier NV	22,850	545,672
Royal Dutch Shell PLC, A Shares	125,246	4,179,821
Royal Dutch Shell PLC, Class B	76,650	2,648,339
TNT Express NV	9,963	66,417
Unilever NV CVA	50,629	1,980,490
Wolters Kluwer NV	9,112	278,055

		18,245,350
New Zealand — 0.1%
Auckland International Airport Ltd.	23,568	77,548
Contact Energy Ltd.	8,655	42,982
Fletcher Building Ltd.	30,613	197,233
Meridian Energy, Ltd. (b)	22,039	30,107
Mighty River Power, Ltd.	12,773	29,623
Ryman Healthcare Ltd.	7,854	52,098
Telecom Corp. of New Zealand Ltd.	43,878	106,367

		535,958
Norway — 0.5%
DnB NOR ASA	32,504	479,454
Gjensidige Forsikring ASA	7,893	128,793
Norsk Hydro ASA	47,704	268,718
Orkla ASA	29,467	200,596
Seadrill Ltd.	13,047	150,956
Statoil ASA	35,747	629,391
Subsea 7 SA	12,237	125,220
Telenor ASA	24,498	495,561
Yara International ASA	5,860	260,960

		2,739,649
Peru — 0.1%
Compania de Minas Buenaventura SA — ADR	4,924	47,073
Credicorp Ltd.	2,642	423,196
Southern Copper Corp.	6,341	178,816

		649,085
Philippines — 0.2%
Aboitiz Equity Ventures, Inc.	86,410	100,840
Aboitiz Power Corp.	29,200	27,772
Alliance Global Group, Inc.	35,800	17,883
Ayala Corp.	5,080	78,484
Ayala Land, Inc.	269,200	200,736
Bank of the Philippine Islands	15,031	31,444
BDO Unibank, Inc.	28,624	70,022
DMCI Holdings, Inc.	70,000	24,481
Common Stocks	Shares	Value
Philippines (concluded)
Energy Development Corp.	253,900	$46,167
Globe Telecom, Inc.	845	32,445
International Container Terminal Services, Inc.	9,550	24,405
JG Summit Holdings, Inc.	43,093	63,109
Jollibee Foods Corp.	12,070	57,700
Megaworld Corp.	250,000	25,833
Metro Pacific Investments Corp.	167,000	17,064
Metropolitan Bank & Trust Co.	11,063	20,398
Philippine Long Distance Telephone Co.	3,590	231,678
SM Investments Corp.	6,035	109,046
SM Prime Holdings, Inc.	311,950	118,087
Universal Robina Corp.	17,840	77,780

		1,375,374
Poland — 0.3%
Alior Bank SA (a)	761	16,684
Bank Handlowy w Warszawie SA	502	15,085
Bank Millennium SA	13,346	31,131
Bank Pekao SA	3,562	179,012
Bank Zachodni WBK SA	1,160	122,322
Cyfrowy Polsat SA	2,551	16,852
Enea SA	3,084	13,268
Energa SA	5,000	32,516
Eurocash SA	4,383	46,899
Getin Noble Bank SA (a)	23,753	14,617
Grupa Azoty SA	1,551	27,708
Grupa Lotos SA (a)	1,964	14,145
KGHM Polska Miedz SA	4,863	148,248
LPP SA	22	44,650
Mbank	323	45,278
Orange Polska SA	11,397	26,630
PGE SA	29,504	155,994
Polski Koncern Naftowy Orlen SA	10,039	137,280
Polskie Gornictwo Naftowe i Gazownictwo SA	43,796	54,616
Powszechna Kasa Oszczednosci Bank Polski SA	34,411	345,414
Powszechny Zaklad Ubezpieczen SA	1,985	270,898
Synthos SA	54,162	62,679
Tauron Polska Energia SA	20,989	29,678

		1,851,604
Portugal — 0.1%
Banco Comercial Portugues SA (a)	1,107,426	86,899
EDP — Energias de Portugal SA	75,595	293,130
Galp Energia SGPS SA	13,988	142,048
Jeronimo Martins SGPS SA	8,944	89,623

		611,700
Qatar — 0.2%
Barwa Real Estate Co.	2,548	28,902
The Commercial Bank of Qatar QSC	248	4,618
Doha Bank QSC	2,576	39,947
Gulf International Services OSC	901	24,102
Industries Qatar QSC	4,520	205,821
Masraf Al Rayan	13,978	167,332
Ooredoo QSC	2,666	89,541
Qatar Electricity & Water Co.	177	8,969
Qatar Islamic Bank SAQ	1,671	45,982
Qatar National Bank	7,012	407,307
Vodafone Qatar	7,760	34,493

		1,057,014

See Notes to Financial Statements.

BLACKROCK ACWI ex-U.S. INDEX FUND	DECEMBER 31, 2014	29

Schedule of Investments (continued)	ACWI ex-U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Russia — 0.7%
AK Transneft OAO, Preference Shares	32	$65,143
Alrosa AO	57,800	59,655
Federal Hydrogenerating Co. JSC	6,552,000	56,169
Gazprom OAO	184,890	395,504
Gazprom OAO — ADR	109,445	503,846
Lukoil OAO	8,118	291,820
Lukoil OAO — ADR	9,119	360,791
Magnit OJSC — GDR	7,103	321,005
MegaFon OAO — GDR	2,296	31,289
MMC Norilsk Nickel	1,903	251,665
Mobile Telesystems — ADR	27,500	197,450
Moscow Exchange MICEX-RTS OAO	63,850	62,029
NovaTek OAO — GDR	2,296	178,804
Rosneft Oil Co.	21,260	67,644
Rostelecom OJSC	42,250	59,147
Sberbank of Russia	205,970	181,044
Sberbank of Russia, Preference Shares	25,500	15,403
Severstal OAO	10,830	87,554
Sistema JSFC — GDR	2,940	15,317
Surgutneftegas OAO	119,550	46,330
Surgutneftegas OAO — ADR	11,955	50,601
Surgutneftegas OAO, Preference Shares	268,700	127,438
Tatneft OAO	50,780	188,367
Uralkali OJSC	22,930	47,299
Uralkali PJSC — GDR	4,586	54,069
VTB Bank OJSC	86,510,000	94,292

		3,809,675
Singapore — 1.1%
Ascendas Real Estate Investment Trust	77,000	138,119
CapitaCommercial Trust	80,000	105,620
CapitaLand Ltd.	93,000	231,230
CapitaMall Trust	85,000	130,507
City Developments Ltd.	14,000	108,011
ComfortDelGro Corp. Ltd.	69,000	135,027
DBS Group Holdings Ltd.	52,684	815,618
Genting Singapore PLC	233,000	188,914
Global Logistic Properties Ltd.	90,000	167,796
Golden Agri-Resources Ltd.	270,000	93,447
Hutchison Port Holdings Trust	309,000	212,363
Jardine Cycle & Carriage Ltd.	4,000	128,150
Keppel Corp. Ltd.	46,000	306,607
Keppel Land Ltd.	13,000	33,490
Noble Group Ltd.	131,000	111,761
Oversea-Chinese Banking Corp. Ltd.	96,249	757,285
SembCorp Industries Ltd.	40,000	133,961
SembCorp Marine Ltd. (b)	21,000	51,528
Singapore Airlines Ltd.	18,000	157,022
Singapore Exchange Ltd.	29,000	170,494
Singapore Press Holdings Ltd. (b)	30,876	98,015
Singapore Technologies Engineering Ltd.	57,000	145,897
Singapore Telecommunications Ltd.	257,000	754,373
StarHub Ltd.	12,000	37,492
Suntec Real Estate Investment Trust	86,000	127,221
United Overseas Bank Ltd.	41,000	756,616
UOL Group Ltd.	22,000	115,011
Wilmar International Ltd.	66,000	160,818
Yangzijiang Shipbuilding Holdings Ltd.	44,000	39,873

		6,412,266
Common Stocks	Shares	Value
South Africa — 1.6%
African Bank Investments Ltd. (b)	20,398	$18
African Rainbow Minerals Ltd.	2,500	25,601
Anglo American Platinum Ltd. (a)	832	24,426
AngloGold Ashanti Ltd. (a)	10,868	94,906
Aspen Pharmacare Holdings Ltd. (a)	10,770	375,723
Assore Ltd.	7,809	100,205
Barclays Africa Group Ltd.	16,075	251,363
Barloworld Ltd.	5,200	42,804
Bidvest Group Ltd.	11,167	291,948
Coronation Fund Managers Ltd.	2,870	28,403
Discovery Holdings Ltd.	7,054	67,539
Exxaro Resources Ltd.	3,809	33,996
FirstRand Ltd.	102,914	447,388
The Foschini Group Ltd.	3,762	43,189
Gold Fields Ltd.	44,433	200,871
Growthpoint Properties Ltd.	40,155	95,408
Impala Platinum Holdings Ltd. (a)	29,321	191,619
Imperial Holdings Ltd.	3,661	58,285
Investec Ltd.	7,549	63,266
Kumba Iron Ore Ltd.	1,303	26,947
Liberty Holdings Ltd.	1,922	20,385
Life Healthcare Group Holdings Ltd.	20,533	75,852
Massmart Holdings Ltd.	4,180	51,226
Mediclinic International Ltd.	7,259	62,834
MMI Holdings Ltd.	20,454	53,046
Mr. Price Group Ltd.	10,819	218,856
MTN Group Ltd.	54,235	1,031,687
Nampak Ltd.	15,329	57,617
Naspers Ltd., Class N	12,541	1,622,243
Nedbank Group Ltd. (b)	7,320	156,760
Netcare Ltd.	21,846	71,395
Pick n Pay Stores Ltd.	7,638	34,543
PPC Ltd.	16,592	39,444
Redefine Properties Ltd.	77,451	71,638
Remgro Ltd.	16,365	358,012
Resilient Property Income Fund, Ltd.	8,562	62,166
RMB Holdings Ltd.	17,898	98,841
RMI Holdings	15,066	53,217
Sanlam Ltd.	62,085	373,583
Sappi Ltd. (a)	10,017	36,319
Sasol Ltd.	17,553	655,128
Shoprite Holdings Ltd.	16,621	240,552
The Spar Group Ltd.	4,305	59,778
Standard Bank Group Ltd.	44,965	554,185
Steinhoff International Holdings Ltd.	71,101	363,739
Telkom SA SOC, Ltd. (a)	5,129	30,827
Tiger Brands Ltd.	7,701	244,073
Truworths International Ltd.	9,001	59,773
Vodacom Group Ltd. (b)	14,966	165,604
Woolworths Holdings Ltd.	31,891	211,492

		9,598,720
South Korea — 3.0%
Amorepacific Corp. (a)	117	236,207
Amorepacific Group (a)	88	79,591
BS Financial Group, Inc. (a)	6,269	82,536
Celltrion, Inc. (a)	1,212	42,570
Cheil Worldwide, Inc. (a)	1,700	26,602
CJ CheilJedang Corp. (a)	189	52,667
CJ Corp. (a)	314	44,456
CJ Korea Express Co., Ltd. (a)	414	73,099

See Notes to Financial Statements.

30	BLACKROCK ACWI ex-U.S. INDEX FUND	DECEMBER 31, 2014

Schedule of Investments (continued)	ACWI ex-U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
South Korea (continued)
Coway Co., Ltd. (a)	1,699	$129,551
Daelim Industrial Co., Ltd. (a)	494	29,453
Daewoo Engineering & Construction Co., Ltd. (a)	19,237	102,204
Daewoo International Corp. (a)	1,160	33,150
Daewoo Securities Co., Ltd. (a)	5,560	49,133
Daewoo Shipbuilding & Marine Engineering Co., Ltd. (a)	5,365	90,234
Daum Communications Corp. (a)	704	78,782
DGB Financial Group, Inc. (a)	1,821	18,718
Dongbu Insurance Co., Ltd. (a)	1,160	57,928
Doosan Corp.	436	40,962
Doosan Heavy Industries & Construction Co., Ltd. (a)	776	16,578
Doosan Infracore Co., Ltd. (a)	3,880	34,012
E-Mart Co., Ltd. (a)	644	119,177
GS Engineering & Construction Corp. (a)	969	20,290
GS Holdings (a)	1,216	44,261
Halla Visteon Climate Control Corp. (a)	750	33,043
Hana Financial Group, Inc.	8,714	252,377
Hankook Tire Co., Ltd. (a)	1,750	83,163
Hanwha Chemical Corp. (a)	1,740	18,470
Hanwha Corp. (a)	4,520	127,795
Hanwha Life Insurance Co., Ltd. (a)	7,120	53,794
Hite Jinro Co., Ltd. (a)	2,318	48,698
Hotel Shilla Co., Ltd. (a)	685	56,818
Hyosung Corp. (a)	1,140	70,748
Hyundai Department Store Co., Ltd. (a)	314	34,925
Hyundai Development Co-Engineering & Construction (a)	1,040	36,466
Hyundai Engineering & Construction Co., Ltd. (a)	1,666	63,428
Hyundai Glovis Co., Ltd. (a)	413	109,286
Hyundai Heavy Industries Co., Ltd. (a)	1,622	168,351
Hyundai Marine & Fire Insurance Co., Ltd. (a)	1,200	28,392
Hyundai Merchant Marine Co., Ltd. (a)	11,740	106,810
Hyundai Mipo Dockyard (a)	278	17,458
Hyundai Mobis (a)	2,250	481,380
Hyundai Motor Co. (a)	4,996	763,169
Hyundai Motor Co., Preference Shares (a)	468	53,436
Hyundai Motor Co., Second Preference Shares (a)	1,049	127,599
Hyundai Steel Co. (a)	2,195	125,725
Hyundai Wia Corp. (a)	513	82,015
Industrial Bank of Korea (a)	7,630	97,607
Kangwon Land, Inc. (a)	3,703	102,066
KB Financial Group, Inc. (a)	11,608	379,512
KCC Corp.	266	125,407
KEPCO Plant Service & Engineering Co., Ltd. (a)	707	51,241
Kia Motors Corp. (a)	7,920	376,327
Korea Aerospace Industries Ltd. (a)	530	19,126
Korea Electric Power Corp. (a)	7,719	297,436
Korea Gas Corp. (a)	753	33,861
Korea Investment Holdings Co., Ltd. (a)	1,486	65,342
Korea Zinc Co., Ltd. (a)	205	74,931
Korean Air Lines Co., Ltd. (a)	436	18,702
KT Corp. (a)	1,200	33,933
KT&G Corp. (a)	3,302	229,269
Kumho Petrochemical Co., Ltd. (a)	423	30,885
LG Chem Ltd. (a)	1,622	265,233
LG Chem Ltd., Preference Shares (a)	179	22,855
LG Corp. (a)	3,574	198,509
LG Display Co., Ltd. (a)	7,483	226,955
LG Electronics, Inc. (a)	4,891	261,992
LG Household & Health Care Ltd. (a)	443	251,093
LG Innotek Co., Ltd. (a)	123	12,503
Common Stocks	Shares	Value
South Korea (concluded)
LG Uplus Corp. (a)	5,020	$52,341
Lotte Chemical Corp. (a)	351	50,534
Lotte Confectionery Co., Ltd. (a)	75	121,513
Lotte Shopping Co., Ltd. (a)	242	59,854
LS Corp. (a)	1,306	64,419
LS Industrial Systems Co., Ltd. (a)	411	22,319
Mirae Asset Securities Co., Ltd. (a)	2,793	108,611
NAVER Corp. (a)	908	581,515
NCSoft Corp.	285	46,738
OCI Co., Ltd. (a)	1,017	71,974
Orion Corp. (a)	77	71,095
Paradise Co., Ltd.	698	14,879
POSCO	1,965	494,973
S-1 Corp. (a)	442	28,517
S-Oil Corp.	1,187	52,157
Samsung C&T Corp. (a)	3,757	209,830
Samsung Card Co., Ltd. (a)	1,210	48,658
Samsung Electro-Mechanics Co., Ltd. (a)	1,375	67,987
Samsung Electronics Co. Ltd.	3,580	4,304,034
Samsung Electronics Co. Ltd., Preference Shares	670	630,182
Samsung Engineering Co., Ltd. (a)	1,563	53,498
Samsung Fire & Marine Insurance Co., Ltd. (a)	1,044	268,325
Samsung Heavy Industries Co. Ltd. (a)	4,858	87,629
Samsung Life Insurance Co., Ltd. (a)	2,202	233,167
Samsung SDI Co., Ltd. (a)	1,654	172,929
Samsung SDS Co., Ltd. (a)	928	247,799
Samsung Securities Co., Ltd. (a)	1,280	51,470
Shinhan Financial Group Co., Ltd. (a)	12,823	515,422
Shinsegae Co., Ltd. (a)	419	68,780
SK C&C Co., Ltd. (a)	1,054	204,132
SK Holdings Co., Ltd. (a)	599	88,908
SK Hynix, Inc. (a)	17,378	742,656
SK Innovation Co., Ltd. (a)	2,314	178,226
SK Networks Co., Ltd. (a)	1,290	10,398
SK Telecom Co. Ltd.	390	95,391
Woori Bank (a)	13,531	123,104
Woori Investment & Securities Co., Ltd. (a)	2,300	21,223
Yuhan Corp. (a)	122	18,748

		17,904,227
Spain — 2.4%
Abertis Infraestructuras SA	14,232	282,218
ACS Actividades de Construccion y Servicios SA	6,501	226,593
Amadeus IT Holding SA, Class A	13,876	552,644
Banco Bilbao Vizcaya Argentaria SA	201,403	1,902,131
Banco de Sabadell SA	118,046	312,345
Banco Popular Espanol SA	61,544	306,786
Banco Santander SA (a)	12,587	113,644
Banco Santander SA	377,986	3,172,479
Bankia SA (a)	163,871	243,173
Bankinter SA	24,963	200,546
CaixaBank SA	77,096	403,972
Distribuidora Internacional de Alimentacion SA (b)	24,444	165,634
Enagas SA	3,839	121,086
Ferrovial SA	14,685	290,295
Gas Natural SDG SA	12,065	303,080
Grifols SA	5,032	200,795
Iberdrola SA	179,669	1,211,103
Inditex SA	34,781	992,141
International Consolidated Airlines Group SA (a)	32,014	238,481
Mapfre SA	39,905	134,878

See Notes to Financial Statements.

BLACKROCK ACWI ex-U.S. INDEX FUND	DECEMBER 31, 2014	31

Schedule of Investments (continued)	ACWI ex-U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Spain (concluded)
Red Electrica Corp. SA (b)	2,074	$182,826
Repsol SA	34,987	654,985
Telefonica SA	134,401	1,929,665
Zardoya Otis SA (b)	4,308	47,774

		14,189,274
Sweden — 2.1%
Alfa Laval AB	10,363	195,962
Assa Abloy AB, Class B	10,841	572,583
Atlas Copco AB, Class A	22,898	637,152
Atlas Copco AB, Class B	10,108	258,743
Boliden AB	8,342	133,345
Electrolux AB, Class B	7,886	230,423
Elekta AB, B Shares	16,131	164,920
Getinge AB, Class B	7,626	173,662
Hennes & Mauritz AB, Class B	29,415	1,222,046
Hexagon AB, Class B	8,973	276,813
Husqvarna AB, Class B	17,215	126,538
ICA Gruppen AB	3,148	122,578
Industrivarden AB, Class C	2,903	50,391
Investment AB Kinnevik, Class B	7,006	227,830
Investor AB, Class B	17,093	621,464
Lundin Petroleum AB (a)	9,142	130,825
Millicom International Cellular SA	3,166	234,585
Nordea Bank AB	98,685	1,142,356
Sandvik AB	36,072	350,731
Securitas AB, Class B	6,647	80,413
Skandinaviska Enskilda Banken AB, Class A	48,987	622,064
Skanska AB, Class B	11,718	251,590
SKF AB, Class B	12,650	266,479
Svenska Cellulosa AB, B Shares	19,525	420,934
Svenska Handelsbanken AB, Class A	15,901	743,973
Swedbank AB, Class A	28,893	716,862
Swedish Match AB	5,557	174,126
Tele2 AB, Class B	7,128	86,375
Telefonaktiebolaget LM Ericsson, Class B	95,816	1,160,150
TeliaSonera AB	77,819	500,327
Volvo AB, Class B	57,585	620,967

		12,517,207
Switzerland — 6.7%
ABB Ltd., Registered Shares (a)	67,911	1,436,870
Actelion Ltd., Registered Shares (a)	3,467	399,125
Adecco SA, Registered Shares (a)	5,742	394,701
Aryzta AG (a)	3,776	290,184
Baloise Holding AG, Registered Shares	2,131	272,366
Barry Callebaut AG, Registered Shares (a)	54	55,362
Cie Financiere Richemont SA, Registered Shares	16,980	1,505,423
Coca-Cola HBC AG (a)	7,960	151,554
Credit Suisse Group AG, Registered Shares (a)	52,829	1,327,130
EMS-Chemie Holding AG, Registered Shares	217	87,847
Geberit AG, Registered Shares	1,262	426,938
Givaudan SA, Registered Shares (a)	303	543,539
Glencore PLC (a)	336,771	1,554,477
Holcim Ltd., Registered Shares (a)	7,471	534,058
Julius Baer Group Ltd. (a)	7,699	351,521
Kuehne & Nagel International AG, Registered Shares	1,947	264,471
Lindt & Spruengli AG	24	118,667
Lindt & Spruengli AG, Registered Shares	3	173,105
Lonza Group AG, Registered Shares (a)	2,224	250,404
Nestle SA, Registered Shares	103,332	7,533,005
Common Stocks	Shares	Value
Switzerland (concluded)
Novartis AG, Registered Shares	73,621	$6,827,867
Pargesa Holding SA, Bearer Shares	734	56,640
Partners Group Holding AG	526	153,033
Roche Holding AG	22,451	6,082,923
Schindler Holding AG, Participation Certificates	1,323	190,994
Schindler Holding AG, Registered Shares	1,208	173,266
SGS SA, Registered Shares	184	375,723
Sika AG — Bearer Shares	69	203,546
Sonova Holding AG, Registered Shares	1,683	247,250
STMicroelectronics NV	25,065	187,023
Sulzer AG, Registered Shares	486	51,988
The Swatch Group AG, Bearer Shares	982	436,260
The Swatch Group AG, Registered Shares	1,971	170,495
Swiss Life Holding AG, Registered Shares (a)	1,030	243,442
Swiss Prime Site AG, Registered Shares (a)	1,425	104,632
Swiss Re AG (a)	12,415	1,040,025
Swisscom AG, Registered Shares	773	405,622
Syngenta AG, Registered Shares	3,276	1,053,750
Transocean Ltd. (b)	12,621	231,594
UBS Group AG (a)	116,505	2,002,686
Zurich Insurance Group AG (a)	4,758	1,486,886

		39,396,392
Taiwan — 2.6%
Acer, Inc. (a)	64,000	42,900
Advanced Semiconductor Engineering, Inc.	274,097	325,525
Advantech Co., Ltd.	8,795	64,567
Asia Cement Corp.	57,233	70,479
Asia Pacific Telecom Co., Ltd.	33,000	18,160
Asustek Computer, Inc.	25,220	275,175
AU Optronics Corp. (a)	320,000	162,422
Catcher Technology Co., Ltd.	24,000	185,338
Cathay Financial Holding Co. Ltd.	262,935	388,523
Chailease Holding Co., Ltd.	22,880	56,665
Chang Hwa Commercial Bank	123,172	70,416
Cheng Shin Rubber Industry Co. Ltd.	36,436	85,520
Chicony Electronics Co., Ltd.	15,545	43,287
China Airlines Ltd. (a)	103,687	47,429
China Development Financial Holding Corp.	425,765	135,266
China Life Insurance Co., Ltd.	58,637	48,439
China Motor Corp.	116,000	102,460
China Steel Corp.	390,638	324,037
Chunghwa Telecom Co. Ltd.	128,000	379,396
Clevo Co.	6,805	10,556
Compal Electronics, Inc.	192,000	134,068
CTBC Financial Holding Co. Ltd.	303,499	196,348
CTCI Corp.	45,000	71,762
Delta Electronics, Inc.	58,000	342,736
E.Sun Financial Holding Co., Ltd.	200,046	123,953
Eclat Textile Co., Ltd.	4,160	41,810
Epistar Corp.	18,000	35,622
Eva Airways Corp. (a)	59,000	41,125
Evergreen Marine Corp. Taiwan Ltd. (a)	22,000	15,513
Far Eastern Department Stores Ltd.	34,571	30,701
Far Eastern New Century Corp.	84,909	83,981
Far EasTone Telecommunications Co. Ltd.	50,000	115,187
Farglory Land Development Co., Ltd.	35,597	42,324
First Financial Holding Co., Ltd.	233,179	136,731
Formosa Chemicals & Fibre Corp.	92,360	194,689
Formosa International Hotels Corp.	5,331	56,930
Formosa Petrochemical Corp.	36,000	78,096

See Notes to Financial Statements.

32	BLACKROCK ACWI ex-U.S. INDEX FUND	DECEMBER 31, 2014

Schedule of Investments (continued)	ACWI ex-U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Taiwan (continued)
Formosa Plastics Corp.	135,040	$307,675
Formosa Taffeta Co., Ltd.	31,000	30,587
Foxconn Technology Co., Ltd.	42,161	113,281
Fubon Financial Holding Co., Ltd.	211,952	337,370
Giant Manufacturing Co., Ltd.	5,000	44,185
Hermes Microvision, Inc.	1,000	50,011
Highwealth Construction Corp.	3,000	6,016
Hiwin Technologies Corp.	10,555	87,354
Hon Hai Precision Industry Co. Ltd.	435,616	1,202,959
Hotai Motor Co., Ltd.	8,000	119,719
HTC Corp. (a)	27,050	120,734
Hua Nan Financial Holdings Co., Ltd.	154,203	86,240
Innolux Corp.	286,494	138,466
Inotera Memories, Inc. (a)	93,000	145,917
Inventec Co. Ltd.	51,470	34,423
Kinsus Interconnect Technology Corp.	3,000	9,912
Largan Precision Co., Ltd.	3,000	224,569
Lite-On Technology Corp.	98,827	112,898
MediaTek, Inc.	49,255	716,041
Mega Financial Holding Co., Ltd.	299,110	230,761
Merida Industry Co., Ltd.	3,150	21,269
Nan Ya Plastics Corp.	158,790	327,434
Novatek Microelectronics Corp.	14,000	78,233
Pegatron Corp.	67,000	153,144
Phison Electronics Corp.	5,000	34,308
Pou Chen Corp.	42,000	50,646
Powertech Technology, Inc. (a)	46,100	78,442
President Chain Store Corp.	18,000	139,029
Quanta Computer, Inc.	88,000	219,222
Radiant Opto-Electronics Corp.	7,729	24,608
Realtek Semiconductor Corp.	6,240	20,722
Ruentex Development Co., Ltd.	20,109	31,784
Ruentex Industries Ltd.	17,521	36,742
ScinoPharm Taiwan Ltd.	31,617	55,800
Shin Kong Financial Holding Co., Ltd.	140,345	39,754
Siliconware Precision Industries Co.	108,000	162,737
Simplo Technology Co., Ltd.	3,600	17,742
SinoPac Financial Holdings Co., Ltd.	149,795	61,383
Standard Foods Corp.	5,783	12,810
Synnex Technology International Corp.	30,000	43,449
Taishin Financial Holding Co., Ltd.	200,398	82,267
Taiwan Business Bank (a)	118,604	34,360
Taiwan Cement Corp.	105,000	143,541
Taiwan Cooperative Financial Holding Co., Ltd.	152,289	78,286
Taiwan Fertilizer Co., Ltd.	12,000	21,153
Taiwan Glass Industry Corp.	120,720	93,886
Taiwan Mobile Co. Ltd.	52,800	174,597
Taiwan Semiconductor Manufacturing Co. Ltd.	794,000	3,497,944
Teco Electric and Machinery Co., Ltd.	39,000	36,877
TPK Holding Co., Ltd.	13,887	82,368
Transcend Information, Inc.	6,000	18,619
TSRC Corp.	21,210	22,691
U-Ming Marine Transport Corp.	3,000	4,711
Uni-President Enterprises Corp.	140,106	221,565
Unimicron Technology Corp.	27,000	20,450
United Microelectronics Corp. (a)	339,000	157,354
Vanguard International Semiconductor Corp.	11,000	18,000
Walsin Lihwa Corp. (a)	50,000	15,682
Wistron Corp.	118,354	106,624
WPG Holdings Ltd.	28,270	32,820
Yang Ming Marine Transport Corp. (a)	61,000	32,323
Common Stocks	Shares	Value
Taiwan (concluded)
Yuanta Financial Holding Co., Ltd.	211,101	$102,390
Yulon Motor Co. Ltd.	14,000	20,488
Zhen Ding Technology Holding Ltd.	1,710	4,562

		15,330,070
Thailand — 0.5%
Advanced Info Service PCL — NVDR	32,500	246,453
Airports of Thailand PCL — NVDR	15,200	129,501
Bangkok Bank PCL — NVDR	13,000	76,357
Bangkok Bank PCL, Foreign Registered Shares	22,600	134,269
Bangkok Dusit Medical Services PCL — NVDR	54,300	28,280
Banpu PCL — NVDR (b)	29,500	22,261
BEC World PCL — NVDR	16,900	26,155
BTS Group Holdings PCL	152,700	44,462
Bumrungrad Hospital PCL	8,000	34,135
Central Pattana PCL — NVDR	27,100	37,175
Charoen Pokphand Foods PCL — NVDR	46,200	38,022
CP ALL PCL — NVDR	148,500	190,929
Glow Energy PCL — NVDR	7,600	20,436
Home Product Center PCL (b)	77,655	19,434
Indorama Ventures PCL — NVDR	39,200	23,924
IRPC PCL — NVDR	492,400	45,622
Kasikornbank PCL — NVDR	23,400	161,840
Kasikornbank PCL, Foreign Registered Shares	35,300	244,356
Krung Thai Bank PCL — NVDR	143,775	98,638
Minor International PCL	31,800	31,195
PTT Exploration & Production PCL — NVDR	47,822	161,944
PTT Global Chemical PCL — NVDR	52,168	80,947
PTT PCL — NVDR	32,100	314,457
Siam Cement PCL — NVDR	5,700	77,369
Siam Cement PCL, Foreign Registered Shares	15,800	215,586
Siam Commercial Bank PCL — NVDR	52,500	289,153
Thai Oil PCL — NVDR	17,800	22,650
TMB Bank PCL	271,500	23,976
True Corp. PCL — NVDR (a)	236,083	78,735

		2,918,261
Turkey — 0.4%
Akbank TAS	57,038	210,595
Anadolu Efes Biracilik Ve Malt Sanayii AS (a)	3,889	37,764
Arcelik AS	3,960	25,356
BIM Birlesik Magazalar AS	5,749	122,942
Coca-Cola Icecek AS	823	17,799
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	92,969	109,961
Enka Insaat ve Sanayi AS	14,145	31,919
Eregli Demir ve Celik Fabrikalari TAS	27,352	52,040
Ford Otomotiv Sanayi	2,700	37,540
Haci Omer Sabanci Holding AS	32,457	140,886
KOC Holding AS	17,992	95,149
Petkim Petrokimya Holding	37,514	63,300
TAV Havalimanlari Holding AS	2,171	17,723
Tofas Turk Otomobil Fabrikasi AS	4,704	32,056
Tupras Turkiye Petrol Rafinerileri AS	2,499	59,126
Turk Hava Yollari (a)	26,638	109,455
Turk Telekomunikasyon AS	10,009	31,138
Turkcell Iletisim Hizmetleri AS (a)	33,444	204,092
Turkiye Garanti Bankasi AS	80,412	323,026
Turkiye Halk Bankasi	25,164	149,061
Turkiye Is Bankasi, Class C	58,813	169,112
Turkiye Sise ve Cam Fabrikalari AS	35,591	55,278
Turkiye Vakiflar Bankasi Tao, Class D	29,827	62,037

See Notes to Financial Statements.

BLACKROCK ACWI ex-U.S. INDEX FUND	DECEMBER 31, 2014	33

Schedule of Investments (continued)	ACWI ex-U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Turkey (concluded)
Ulker Biskuvi Sanayi	3,956	$31,314
Yapi ve Kredi Bankasi	16,444	34,244

		2,222,913
United Arab Emirates — 0.1%
Abu Dhabi Commercial Bank PJSC	20,031	37,723
Aldar Properties PJSC	61,586	43,378
Arabtec Holding Co. (a)	73,405	56,694
DP World Ltd.	4,187	87,462
Dubai Financial Market	39,225	20,748
Dubai Islamic Bank PJSC	12,579	23,097
Emaar Properties PJSC	113,019	217,821
First Gulf Bank PJSC	32,077	147,341
National Bank of Abu Dhabi PJSC	9,621	36,315

		670,579
United Kingdom — 12.5%
3i Group PLC	35,640	248,510
Aberdeen Asset Management PLC	29,812	199,202
Admiral Group PLC	8,110	166,377
Aggreko PLC	7,640	178,165
AMEC PLC	12,361	163,249
Anglo American PLC	46,440	859,347
Antofagasta PLC	15,673	182,621
ARM Holdings PLC	45,248	695,117
Ashtead Group PLC	15,936	283,022
Associated British Foods PLC	11,610	567,602
AstraZeneca PLC	39,695	2,803,687
Aviva PLC	94,933	713,267
Babcock International Group PLC	7,644	125,226
BAE Systems PLC	98,954	723,670
Barclays PLC	523,184	1,966,822
BG Group PLC	109,770	1,468,909
BHP Billiton PLC	70,659	1,514,317
BP PLC	583,681	3,704,959
British American Tobacco PLC	58,840	3,188,595
British Land Co. PLC	32,761	395,054
British Sky Broadcasting Group PLC	39,571	552,266
BT Group PLC	277,431	1,725,638
Bunzl PLC	10,243	280,015
Burberry Group PLC	14,014	355,559
Capita PLC	22,492	377,139
Carnival PLC	5,562	251,392
Centrica PLC	156,984	679,966
Cobham PLC	41,466	208,162
Compass Group PLC	51,428	879,053
Croda International PLC	4,442	183,341
Diageo PLC	79,132	2,266,900
Direct Line Insurance Group PLC	45,640	206,457
Dixons Carphone PLC	28,347	204,296
easyJet PLC	4,967	128,541
Fiat Chrysler Automobiles NV	26,927	312,884
Fresnillo PLC	7,153	85,013
Friends Life Group Ltd.	50,248	285,370
G4S PLC	44,431	191,659
GKN PLC	49,160	261,666
GlaxoSmithKline PLC	153,174	3,286,133
Hammerson PLC	28,123	263,370
Hargreaves Lansdown PLC	8,513	133,202
HSBC Holdings PLC	611,548	5,778,982
ICAP PLC	13,188	92,345
Common Stocks	Shares	Value
United Kingdom (concluded)
IMI PLC	8,553	$167,330
Imperial Tobacco Group PLC	32,956	1,450,707
Inmarsat PLC	16,450	203,971
InterContinental Hotels Group PLC	6,708	269,905
Intertek Group PLC	5,063	183,240
Intu Properties PLC	29,315	151,557
Investec PLC	14,779	123,822
ITV PLC	149,766	499,577
J. Sainsbury PLC	40,957	156,402
Johnson Matthey PLC	7,003	368,433
Kingfisher PLC	80,813	427,189
Land Securities Group PLC	26,146	469,991
Legal & General Group PLC	191,425	739,120
Lloyds Banking Group PLC (a)	1,796,840	2,113,549
London Stock Exchange Group PLC	8,053	277,096
Marks & Spencer Group PLC	54,610	404,354
Meggitt PLC	29,906	240,571
Melrose Industries PLC	40,295	166,799
Merlin Entertainments PLC (c)	19,554	120,993
National Grid PLC	119,582	1,696,783
Next PLC	4,749	503,664
Old Mutual PLC	187,710	553,212
Pearson PLC	25,636	473,449
Persimmon PLC (a)	9,654	235,788
Petrofac Ltd. (b)	7,867	85,703
Prudential PLC	84,422	1,951,792
Randgold Resources Ltd.	3,278	222,544
Reckitt Benckiser Group PLC	21,907	1,774,334
Reed Elsevier PLC	35,004	597,938
Rexam PLC	21,956	154,570
Rio Tinto PLC	40,203	1,853,240
Rolls-Royce Holdings PLC (a)	61,457	825,604
Royal Bank of Scotland Group PLC (a)	83,962	510,841
Royal Mail PLC	22,777	151,785
RSA Insurance Group PLC (a)	33,412	225,580
SABMiller PLC	30,919	1,611,843
The Sage Group PLC	33,423	241,400
Schroders PLC	4,184	173,897
Segro PLC	24,988	143,148
Severn Trent PLC	8,564	267,105
Smith & Nephew PLC	33,580	605,533
Smiths Group PLC	14,211	241,646
Sports Direct International PLC (a)	11,394	125,342
SSE PLC	32,001	808,572
Standard Chartered PLC	82,029	1,226,817
Standard Life PLC (a)	78,606	486,908
Tate & Lyle PLC	18,661	174,844
Tesco PLC	269,220	784,965
Travis Perkins PLC	7,072	203,561
Tullow Oil PLC	32,954	212,367
Unilever PLC	41,571	1,688,954
United Utilities Group PLC	23,561	334,658
Vodafone Group PLC	834,017	2,859,533
The Weir Group PLC	6,278	180,026
Whitbread PLC	5,753	425,758
William Hill PLC	34,609	194,470
WM Morrison Supermarkets PLC	65,871	187,947
Wolseley PLC	8,515	486,818
WPP PLC	46,752	972,053

		74,126,665
Total Common Stocks — 94.3%		557,445,730

See Notes to Financial Statements.

34	BLACKROCK ACWI ex-U.S. INDEX FUND	DECEMBER 31, 2014

Schedule of Investments (continued)	ACWI ex-U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Investment Companies	Shares	Value
India — 1.4%
iShares India 50 ETF (d)	288,798	$8,635,060
Total Investment Companies — 1.4%		8,635,060

Preferred Stocks
Germany — 0.0%
Fuchs Petrolub SE, Preference Shares, 0.00%	1,552	61,815
Total Preferred Stocks — 0.0%		61,815

Rights
South Korea — 0.0%
DGB Financial Group, Inc. (Expires 01/13/15)	380	398
Spain — 0.0%
Banco Bilbao Vizcaya Argentaria SA (Expires 01/07/15)	174,318	16,663
Repsol SA (Expires 01/08/15)	32,349	17,889

		34,552
Total Rights — 0.0%		34,950
Total Long-Term Investments (Cost — $546,042,112) — 95.7%		566,177,555
Short Term Securities	Shares	Value
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.14%, (d)(e)	22,280,035	$22,280,035
BlackRock Cash Funds: Prime, SL Agency Shares, 0.11%, (d)(e)(f)	2,952,909	2,952,909
Total Short-Term Securities (Cost — $25,232,944) — 4.3%		25,232,944
Total Investments (Cost — $571,275,056) — 100.0%		591,410,499
Liabilities in Excess of Other Assets — (0.0)%		(213,066)

Net Assets — 100.0%		$591,197,433

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or portion of security, is on loan.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Investments in issuers considered to be an affiliate of the Master Portfolio during the year ended December 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2013	Shares Purchased		Shares Sold	Shares Held at December 31, 2014	Value at December 31, 2014	Income	Realized Gain
BlackRock Cash Funds: Institutional, SL Agency Shares	14,568,359	7,711,676	[1]	—	22,280,035	$22,280,035	$9,625	—
BlackRock Cash Funds: Prime, SL Agency Shares	2,067,150	885,759	[1]	—	2,952,909	$2,952,909	$126,397	—
iShares India 50 ETF	314,133	105,100		(130,435)	288,798	$8,635,060	$22,294	$148,671
[1] Represents net shares purchased

(e)	All or a portion of security was purchased with the cash collateral from loaned securities.

(f)	Represents the current yield as of report date.

•	As of December 31, 2014, financial futures contracts outstanding were as follows:

Contracts Purchased	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
116	MSCI Emerging Markets Mini Index	NYSE Liffe U.S.	March 2015	$5,554,660	$86,659
217	E-Mini MSCI EAFE Index	NYSE Liffe U.S.	March 2015	$19,073,215	(79,216)
Total					$7,443

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its

See Notes to Financial Statements.

BLACKROCK ACWI ex-U.S. INDEX FUND	DECEMBER 31, 2014	35

Schedule of Investments (continued)	ACWI ex-U.S. Index Master Portfolio

entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

As of December 31, 2014, following tables summarize the Master Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Australia	$380,221	$29,557,502	—	$29,937,723
Austria	—	807,784	—	807,784
Belgium	—	5,308,355	—	5,308,355
Brazil	10,822,314	—	—	10,822,314
Canada	42,659,579	—	—	42,659,579
Chile	1,668,753	—	—	1,668,753
China	444,422	19,525,522	—	19,969,944
Colombia	913,821	—	—	913,821
Czech Republic	15,267	164,677	—	179,944
Denmark	48,764	6,139,935	—	6,188,699
Egypt	—	224,252	—	224,252
Finland	129,305	3,506,859	—	3,636,164
France	898,235	37,870,315	—	38,768,550
Germany	94,583	36,635,333	—	36,729,916
Greece	22,965	551,035	—	574,000
Hong Kong	1,265,271	18,302,556	—	19,567,827
Hungary	—	156,302	—	156,302
Indonesia	—	3,362,340	—	3,362,340
Ireland	—	3,441,908	—	3,441,908
Israel	—	2,379,094	—	2,379,094
Italy	—	8,494,342	—	8,494,342
Japan	126,365	84,557,091	—	84,683,456
Luxembourg	260,752	154,000	—	414,752
Malaysia	631,371	3,694,847	—	4,326,218
Malta	—	44,002	—	44,002
Mexico	6,085,523	—	—	6,085,523
Netherlands	—	18,245,350	—	18,245,350
New Zealand	—	535,958	—	535,958
Norway	—	2,739,649	—	2,739,649
Peru	649,085	—	—	649,085
Philippines	—	1,375,374	—	1,375,374
Poland	14,145	1,837,459	—	1,851,604
Portugal	—	611,700	—	611,700
Qatar	—	1,057,014	—	1,057,014
Russia	266,836	3,542,839	—	3,809,675
Singapore	—	6,412,266	—	6,412,266
South Africa	228,258	9,370,444	$18	9,598,720
South Korea	1,072,391	16,831,836	—	17,904,227
Spain	113,644	14,075,630	—	14,189,274
Sweden	164,920	12,352,287	—	12,517,207
Switzerland	2,451,079	36,945,313	—	39,396,392
Taiwan	174,597	15,155,473	—	15,330,070
Thailand	—	2,918,261	—	2,918,261
Turkey	—	2,222,913	—	2,222,913

See Notes to Financial Statements.

36	BLACKROCK ACWI ex-U.S. INDEX FUND	DECEMBER 31, 2014

Schedule of Investments (concluded)	ACWI ex-U.S. Index Master Portfolio

	Level 1	Level 2	Level 3	Total
Assets (concluded):
Investments (concluded):
Common Stocks (concluded):
United Arab Emirates	—	$670,579	—	$670,579
United Kingdom	$204,296	73,922,369	—	74,126,665
Investment Companies	8,635,060	—	—	8,635,060
Rights	34,552	398	—	34,950
Short-Term Securities	25,232,944	—	—	25,232,944

Total	$105,709,318	$485,701,163	$18	$591,410,499

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments [1]
Assets:
Equity contracts	$86,659	—	—	$86,659
Liabilities:
Equity contracts	(79,216)	—	—	(79,216)

Total	$7,443	—	—	$7,443

[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Master Portfolio may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of December 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$1,005,000	—	—	$1,005,000
Foreign currency at value	1,459,466	—	—	1,459,466
Liabilities:
Bank overdraft	—	$(7,174)	—	(7,174)
Collateral on securities loaned at value	—	(2,952,909)	—	(2,952,909)

Total	$2,464,466	$(2,960,083)	—	$(495,617)

See Notes to Financial Statements.

BLACKROCK ACWI ex-U.S. INDEX FUND	DECEMBER 31, 2014	37

Statement of Assets and Liabilities	ACWI ex-U.S. Index Master Portfolio

December 31, 2014

Assets
Investments at value — unaffiliated (including securities loaned of $2,767,059) (cost — $538,735,624)	$557,542,495
Investments at value — affiliated (cost — $32,539,432)	33,868,004
Cash pledged for financial futures contracts	1,005,000
Contributions receivable from investors	16,383,623
Foreign currency at value (cost — $1,470,487)	1,459,466
Dividends receivable	429,072
Securities lending income receivable — affiliated	5,018
Investments sold receivable	3,485
Prepaid expenses	93

Total assets	610,696,256

Liabilities
Investments purchased payable	16,288,097
Collateral on securities loaned at value	2,952,909
Variation margin payable on financial futures contracts	107,353
Custodian fees payable	89,754
Professional fees payable	37,829
Investment advisory fees payable	11,515
Bank overdraft	7,174
Trustees’ fees payable	3,691
Printing fees payable	456
Other accrued expenses payable	45

Total liabilities	19,498,823

Net Assets	$591,197,433

Net Assets Consist of
Investors’ capital	$571,115,569
Net unrealized appreciation/depreciation	20,081,864

Net Assets	$591,197,433

See Notes to Financial Statements.

38	BLACKROCK ACWI ex-U.S. INDEX FUND	DECEMBER 31, 2014

Statement of Operations	ACWI ex-U.S. Index Master Portfolio

Year Ended December 31, 2014

Investment Income
Dividends — unaffiliated	$14,994,033
Securities lending — affiliated — net	126,397
Dividends — affiliated	22,294
Income — affiliated	9,625
Foreign taxes withheld	(1,534,198)

Total income	13,618,151

Expenses
Investment advisory	288,139
Custodian	280,391
Professional	64,684
Independent Trustees	13,801
Miscellaneous	47

Total expenses	647,062
Less fees waived and/or reimbursed by Manager	(128,920)

Total expenses after fees waived and/or reimbursed	518,142

Net investment income	13,100,009

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments (including $6,474 in foreign capital gain tax)	23,735,671
Investments — affiliated	148,671
Financial futures contracts	(194,411)
Foreign currency transactions	(115,165)

23,574,766

Net change in unrealized appreciation/depreciation on:
Investments	(64,155,470)
Financial futures contracts	(221,030)
Foreign currency translations	(6,462)

(64,382,962)

Total realized and unrealized loss	(40,808,196)

Net Decrease in Net Assets Resulting from Operations	$(27,708,187)

See Notes to Financial Statements.

BLACKROCK ACWI ex-U.S. INDEX FUND	DECEMBER 31, 2014	39

Statements of Changes in Net Assets	ACWI ex-U.S. Index Master Portfolio

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$13,100,009	$15,848,466
Net realized gain	23,574,766	37,295,312
Net change in unrealized appreciation/depreciation	(64,382,962)	32,277,225

Net increase (decrease) in net assets resulting from operations	(27,708,187)	85,421,003

Capital Transactions
Proceeds from contributions	726,393,826	519,148,164
Value of withdrawals	(663,931,697)	(429,181,596)

Net increase in net assets derived from capital transactions	62,462,129	89,966,568

Net Assets
Total increase in net assets	34,753,942	175,387,571
Beginning of year	556,443,491	381,055,920

End of year	$591,197,433	$556,443,491

Financial Highlights	ACWI ex-U.S. Index Master Portfolio

	Year Ended December 31,			Period from June 30, 2011[1] to December 31, 2011
	2014	2013	2012

Total Return
Total Return	(4.68)%	13.96%	16.65%	(18.04)%	[2]

Ratios to Average Net Assets
Total expenses	0.15%[3]	0.25%	0.42%	1.47%	[4,5]

Total expenses after fees waived and/or reimbursed	0.12%[3]	0.24%	0.32%	0.33%	[4]

Net investment income	3.08%[3]	2.60%	2.23%	1.76%	[4]

Supplemental Data
Net assets, end of period (000)	$591,197	$556,443	$381,056	$43,554

Portfolio turnover rate	49%	36%	42%	4%

[1]	Commencement of operations.

[2]	Aggregate total return.

[3]	Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[4]	Annualized.

[5]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.48%.

See Notes to Financial Statements.

40	BLACKROCK ACWI ex-U.S. INDEX FUND	DECEMBER 31, 2014

Notes to Financial Statements	ACWI ex-U.S. Index Master Portfolio

1. Organization:

ACWI ex-U.S. Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management investment company. MIP is organized as a Delaware statutory trust.

The Master Portfolio, together with certain other registered investment companies advised by the BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation: The Master Portfolio’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and

BLACKROCK ACWI ex-U.S. INDEX FUND	DECEMBER 31, 2014	41

Notes to Financial Statements (continued)	ACWI ex-U.S. Index Master Portfolio

(vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Master Portfolio’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Foreign Currency: The Master Portfolio’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Master Portfolio’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., financial futures contracts and forward foreign currency exchange contracts) that would be “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Master Portfolio’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Master Portfolio’s financial statement disclosures.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Master Portfolio has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is

42	BLACKROCK ACWI ex-U.S. INDEX FUND	DECEMBER 31, 2014

Notes to Financial Statements (continued)	ACWI ex-U.S. Index Master Portfolio

maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of December 31, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

As of December 31, 2014, the following table is a summary of the Master Portfolio’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount[2]
Citigroup GlobalMarkets, Inc.	$31,546	$31,546	$
Credit Suisse Securities (USA) LLC	653,822	653,822		—
Deutsche Bank Securities, Inc.	83,255	83,255		—
Goldman Sachs & Co.	625,958	625,958		—
JPMorgan Securities LLC	91,895	91,895		—
Merrill Lynch, Pierce, Fenner & Smith Inc.	152,436	152,436		—
Mizuho Securities USA, Inc.	13,634	13,634		—
Morgan Stanley	1,114,513	1,114,513		—

Total	$2,767,059	$2,767,059	$

[1]

Collateral with a value of $2,952,909 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

[2]

The market value of the loaned securities is determined as of December 31, 2014. Additional collateral is delivered to the Master Portfolio on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to economically hedge its exposure to certain risks such as equity or other risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Master Portfolio purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Master Portfolio and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

BLACKROCK ACWI ex-U.S. INDEX FUND	DECEMBER 31, 2014	43

Notes to Financial Statements (continued)	ACWI ex-U.S. Index Master Portfolio

Upon entering into a financial futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Master Portfolio as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: The Master Portfolio enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Master Portfolio, help to manage the overall exposure to the currencies in which some of the investments held by the Master Portfolio are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Master Portfolio as an unrealized gain or loss. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

The following is a summary of the Master Portfolio’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2014
		Value
	Statement of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities
Equity contracts	Net unrealized appreciation/depreciation[1]	$86,659	$(79,216)

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2014
	Net Realized Gain (Loss) From	Net Change in Unrealized Appreciation/Depreciation on
Forward foreign currency exchange contracts:
Forward foreign currency transactions/translations	$25,885	$4,173
Equity contracts:
Financial futures contracts	(194,411)	(221,030)

Total	$(168,526)	$(216,857)

For the year ended December 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts purchased	$11,311,531
Forward foreign currency exchange contracts:
Average amounts purchased in U.S.D	$1,755,609	[1]

[1]	Actual contract amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Master Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Master Portfolio.

With exchange traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right

44	BLACKROCK ACWI ex-U.S. INDEX FUND	DECEMBER 31, 2014

Notes to Financial Statements (continued)	ACWI ex-U.S. Index Master Portfolio

of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the short fall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

In order to better define its contractual rights and to secure rights that will help the Master Portfolio mitigate its counterparty risk, the Master Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Master Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Master Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Master Portfolio’s net assets decline by a stated percentage or the Master Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Master Portfolio to accelerate payment of any net liability owed to the counterparty.

Collateral requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark- to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Master Portfolio and the counterparty.

Cash collateral that has been pledged to cover obligations of the Master Portfolio and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Master Portfolio, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Master Portfolio. Any additional required collateral is delivered to/pledged by the Master Portfolio on the next business day. Typically, the Master Portfolio and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Master Portfolio from its counterparties are not fully collateralized, the Master Portfolio bears the risk of loss from counterparty non-performance. Likewise, to the extent the Master Portfolio has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Master Portfolio bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Master Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. Effective March 21, 2014, for such services, the Master Portfolio pays the Manager a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at an annual rate of 0.04%. Prior to March 21, 2014, the Master Portfolio paid the Manager a monthly fee at an annual rate of 0.15%.

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Master Portfolio’s business, in order to limit expenses of certain feeder funds which invest their assets in the Master Portfolio. For the year ended December 31, 2014, the Manager waived $70,730, which is included in fees waived and/or reimbursed by Manager in the Statement of Operations. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the Independent Trustees.

BLACKROCK ACWI ex-U.S. INDEX FUND	DECEMBER 31, 2014	45

Notes to Financial Statements (continued)	ACWI ex-U.S. Index Master Portfolio

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in the iShares India 50 ETF. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Master Portfolio’s investment in other affiliated investment companies, if any. This amount is included in fees waived and/or reimbursed by Manager in the Statement of Operations. For the year ended December 31, 2014, the amount waived was $53,836.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Master Portfolio’s investment in other affiliated investment companies, if any. This amount is included in fees waived and/or reimbursed by Manager in the Statement of Operations. For the year ended December 31, 2014, the amount waived was $4,354.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for expenses in connection with the investment of cash collateral received for securities on loan in a money market fund managed by the Manager or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04% until December 31, 2014 and .05% thereafter (the “collateral investment fees”).

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent. Pursuant to a securities lending agreement effective February 1, 2014, BTC may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, the Master Portfolio retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Liquidity Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Liquidity Complex through the lending of specials only securities in the calendar year 2013, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income. Prior to February 1, 2014, the Master Portfolio retained 65% of securities lending income and paid a fee to BTC equal to 35% of such income.

The share of securities lending income earned by the Master Portfolio is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2014, the Master Portfolio paid BTC $36,327 in total for securities lending agent services and collateral investment fees.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

6. Purchases and Sales:

For the year ended December 31, 2014, purchases and sales of investments, excluding short-term securities, were $256,731,896 and $207,735,107, respectively.

7. Income Tax Information:

The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns remains open for the three years ended December 31, 2014 and the period ended December 31, 2011. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

46	BLACKROCK ACWI ex-U.S. INDEX FUND	DECEMBER 31, 2014

Notes to Financial Statements (continued)	ACWI ex-U.S. Index Master Portfolio

Management has analyzed tax laws and regulations and their application to the Master Portfolio’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

As of December 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$574,071,256

Gross unrealized appreciation	$48,629,457
Gross unrealized depreciation	(31,290,214)

Net unrealized appreciation	$17,339,243

8. Bank Borrowings:

The MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), was a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for a certain individual fund, the Participating Funds, including the Master Portfolio, could borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. Effective November 25, 2014, the credit agreement was amended to an aggregate commitment amount of $2.1 billion, of which the Participating Funds, including the Master Portfolio, could borrow up to $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The agreement terminates on April 23, 2015 unless otherwise extended to November 24, 2015 or renewed for a period of 364 days from April 23, 2015. The amended agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but in any event, not less less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2014, the Master Portfolio did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

The Master Portfolio invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Master Portfolio concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

The Master Portfolio invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels, of several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Master Portfolio’s investments.

BLACKROCK ACWI ex-U.S. INDEX FUND	DECEMBER 31, 2014	47

Notes to Financial Statements (concluded)	ACWI ex-U.S. Index Master Portfolio

As of December 31, 2014, the Master Portfolio had the following industry classifications:

Industry	Percent of Long-Term Investments
Commercial Banks	16
Pharmaceuticals	7
Oil, Gas & Consumable Fuels	6
Telecommunications	6
Insurance	5
Other[1]	60

[1]	All other industries held were each less than 5% of long-term investments.

10. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

48	BLACKROCK ACWI ex-U.S. INDEX FUND	DECEMBER 31, 2014

Report of Independent Registered Public Accounting Firm	ACWI ex-U.S. Index Master Portfolio

To the Board of Trustees of Master Investment Portfolio and the Interestholders of ACWI ex-U.S. Index Master Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ACWI ex-U.S. Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio, at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 23, 2015

BLACKROCK ACWI ex-U.S. INDEX FUND	DECEMBER 31, 2014	49

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2]
Ronald W. Forbes 1940	Co-Chairman of the Board and Trustee	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 153 Portfolios	None
Rodney D. Johnson 1941	Co-Chairman of the Board and Trustee	Since 2007

President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.

				33 RICs consisting of 153 Portfolios	None
David O. Beim 1940	Trustee	Since 2007

Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.

				33 RICs consisting of 153 Portfolios	None
Frank J. Fabozzi 1948	Trustee	Since 2014

Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.

				112 RICs consisting of 232 Portfolios	None
Dr. Matina S. Horner 1939	Trustee	Since 2007	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 153 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 1939	Trustee	Since 2007

Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet service) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.

				33 RICs consisting of 153 Portfolios	None
Ian A. MacKinnon 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1998 to 2008.	33 RICs consisting of 153 Portfolios	None
Cynthia A. Montgomery 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 153 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee	Since 2007

Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.

				33 RICs consisting of 153 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 153 Portfolios	None

50	BLACKROCK ACWI ex-U.S. INDEX FUND	DECEMBER 31, 2014

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2] (concluded)
Toby Rosenblatt 1938	Trustee	Since 2007	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Futures Foundation (philanthropic Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 153 Portfolios	None
Kenneth L. Urish 1951	Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate-past Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 153 Portfolios	None
Frederick W. Winter 1945	Trustee	Since 2007	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005 to 2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 153 Portfolios	None
[1] The address of each Trustee is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

[2]    Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Trustees on a case-by-case basis, as appropriate.

[3]    Date shown is the earliest date a person has served for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999. Frank J. Fabozzi first became a member of the board of other funds advised by BlackRock Advisors, LLC or its affiliates in 1988.

Interested Trustees[4]
Paul L. Audet 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	141 RICs consisting of 329 Portfolios	None
Henry Gabbay 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	29 RICs consisting of 97 Portfolios	None

[4]    Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet, Dr. Fabozzi and Mr. Gabbay are also directors of the BlackRock registered closed-end funds and directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Trustees on a case-by-case basis,as appropriate.

BLACKROCK ACWI ex-U.S. INDEX FUND	DECEMBER 31, 2014	51

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[2]
John M. Perlowski 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.
Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock, Inc. since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] The address of each Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Trust serve at the pleasure of the Board.
Further information about the Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective September 10, 2014, Brendan Kyne resigned as a Vice President of the Trust/MIP and Jennifer McGovern became a Vice President of the Trust/MIP.

Effective December 31, 2014, Paul L. Audet and Henry Gabbay resigned as Trustees of the Trust/MIP and Ronald W. Forbes resigned as a Trustee of the Trust/MIP and Co-Chair of the Board. Effective January 1, 2015, Collette Chilton, Barbara G. Novick and Mark Stalnecker were appointed to serve as Trustees of the Trust/MIP.

Investment Advisor BlackRock Fund Advisors San Francisco, CA 94105	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Philadelphia, PA 19103	Address of the Trust/MIP 400 Howard Street San Francisco, CA 94105

52	BLACKROCK ACWI ex-U.S. INDEX FUND	DECEMBER 31, 2014

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/ Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit BlackRock online at http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK ACWI ex-U.S. INDEX FUND	DECEMBER 31, 2014	53

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

54	BLACKROCK ACWI ex-U.S. INDEX FUND	DECEMBER 31, 2014

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

ACWI-12/14-AR

DECEMBER 31, 2014

ANNUAL REPORT

BlackRock Bond Index Fund  |  of BlackRock Funds III

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2014

The Markets in Review

Dear Shareholder,

After an extended period of calm, market volatility increased over the course of 2014, driven largely by higher valuations in risk assets (such as equities and high yield bonds), rising geopolitical risks and expectations around global central bank policies. Several key trends drove strong performance in U.S. markets, particularly large-cap stocks, Treasuries and municipal bonds, while markets outside the U.S. were more challenged.

Investors began the year in search of relatively safer assets due to heightened risks in emerging markets, slowing growth in China and weakening U.S. economic data. As a result, equities globally declined in January while bond markets strengthened despite the expectation that interest rates would rise as the U.S. Federal Reserve had begun reducing its asset purchase programs. Strong demand for relatively safer assets pushed U.S. Treasury bond prices higher and thus kept rates low in the United States. This surprising development, as well as increasing evidence that the soft patch in U.S. economic data had been temporary and weather-related, brought equity investors racing back to the market in February.

In the months that followed, interest rates trended lower in a modest growth environment and more investors turned to equities in search of yield. Markets remained relatively calm despite rising tensions in Russia and Ukraine and further signs of decelerating growth in China. Strong corporate earnings, increased merger and acquisition activity and signs of a strengthening recovery in the U.S. and other developed economies kept equity prices moving higher. Not all segments benefited from these trends, however, as investors ultimately became wary of high valuations, resulting in a broad rotation into cheaper assets.

Volatility ticked up in the summer as geopolitical tensions escalated and investors feared that better U.S. economic indicators may compel the Fed to increase short-term interest rates sooner than previously anticipated. Global credit markets tightened as the U.S. dollar strengthened, ultimately putting a strain on investor flows, and financial markets broadly weakened in the third quarter.

Several themes dominated the markets in the fourth quarter, resulting in higher levels of volatility and the outperformance of U.S. markets versus other areas of the world. Economic growth strengthened considerably in the United States while the broader global economy showed signs of slowing. The European Central Bank and the Bank of Japan took aggressive measures to stimulate growth while the Fed moved toward tighter policy. This divergence in central bank policy caused further strengthening in the U.S. dollar versus other currencies. Oil prices, which had been falling gradually since the summer, plummeted in the fourth quarter due to a global supply-and-demand imbalance. Energy stocks sold off sharply and oil-exporting economies suffered, resulting in the poor performance of emerging market stocks.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.12%	13.69%
U.S. small cap equities (Russell 2000® Index)	1.65	4.89
International equities (MSCI Europe, Australasia, Far East Index)	(9.24)	(4.90)
Emerging market equities (MSCI Emerging Markets Index)	(7.84)	(2.19)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.03
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	4.33	10.72
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	1.96	5.97
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.00	9.25
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(2.84)	2.46
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of December 31, 2014

Investment Objective

BlackRock Bond Index Fund’s (the “Fund”) investment objective is to seek to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Barclays U.S. Aggregate Bond Index (the “Index”).

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended December 31, 2014, the Fund’s Institutional Shares returned 5.88%, Investor A Shares returned 5.63% and Class K Shares returned 5.94%. For the same period, the benchmark Barclays U.S. Aggregate Bond Index (the “Index”) returned 5.97%.

•

Returns for the Fund’s respective share classes differ from the Index based on individual share-class expenses. The Fund invests all of its assets in Bond Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

Describe the market environment.

•

After struggling in 2013 and registering losses, fixed income markets kicked off 2014 with respectable first quarter returns. Interest rates declined and credit spreads narrowed as investors sought yield. Uncertainty over U.S. economic growth in the wake of severe winter weather contributed to falling rates and a general flight to quality. Ongoing worries regarding China’s slowdown and the emergence of a political crisis in Ukraine contributed to investor unease and further supported low U.S. Treasury yields. Expectations of weaker economic growth continued into the second quarter of 2014 and led to additional rate declines, while credit spreads tightened further, boosting returns for corporate bonds. The U.S. Federal Reserve (the “Fed”) continued the tapering of its asset purchases initiated at the end of 2013, while the European Central Bank (“ECB”) by contrast moved to an easier monetary policy regime to fight declining inflation expectations and slowing growth within the eurozone.

•

The second half of 2014 saw further evidence of a divergence in monetary policy between the Fed and other major central banks. Stronger economic data in the United States prompted investors to move up their expectations for when the Fed would “normalize” short-term rates. Meanwhile, the ECB continued to take increased measures to battle deflation and tepid eurozone growth, while Japan strove to implement its own extraordinary stimulus and reform measures designed to fend off deflation. Long-term Treasury yields declined as tensions escalated between Russia and Ukraine and drove demand for safer assets. Within the commodities market, crude oil prices began a steep decline.

•

At the end of October, the Fed brought its asset purchase program to a conclusion as signaled, given continued robust U.S. data. This incremental step toward a more normal U.S. policy occurred against the backdrop of sharp sell-offs in global financial markets in mid-October and December amid falling crude oil prices, escalating geopolitical tensions and concerns regarding stalled global growth. European and Japanese yields drifted lower despite extreme measures to reflate economies, and drastically reduced oil prices drove inflation expectations downward and corporate credit spreads wider. By year end, the Treasury yield curve had flattened considerably. Over the 12-month period, two-year Treasury yields rose 28 basis points to 0.66%, 10-year Treasury yields declined 86 basis points to 2.17% and 30-year Treasury yields fell 126 basis points to 2.75%.

Describe recent portfolio activity.

•

During the period, the Master Portfolio maintained its objective of seeking to provide investment results that correspond to the total return performance of the Index by selecting securities in accordance with their relative proportion within the Index. Other factors considered in security selection included credit quality, industry, maturity structure, coupon rates and call features.

•	The Master Portfolio held cash committed for pending transactions. The cash balance did not have a material impact on performance.

Describe portfolio positioning at period end.

•	The Master Portfolio remains positioned to attempt to match the risk characteristics of the Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2014

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expenses, including administration fees, if any.

[2]

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio invests primarily in investment-grade U.S. Government securities and corporate bonds, as well as investment-grade mortgage-backed, asset-backed and commercial mortgage-backed securities.

[3]

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Performance Summary for the Period Ended December 31, 2014

	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	Average Annual Total Returns
				1 Year	5 Years	10 Years
Institutional	1.70%	1.66%	1.97%	5.88%	4.26%	4.63%
Investor A	1.45	1.41	1.84	5.63	4.01	4.42
Class K	1.75	1.71	1.89	5.94	4.31	4.66
Barclays U.S. Aggregate Bond Index	—	—	1.96	5.97	4.45	4.71

See “About Fund Performance” on page 6 for further information on how performance was calculated.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[5]
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[4]	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[4]	Annualized Expense Ratio
Institutional	$1,000.00	$1,019.70	$0.71	$1,000.00	$1,024.50	$0.71	0.14%
Investor A	$1,000.00	$1,018.40	$1.98	$1,000.00	$1,023.24	$1.99	0.39%
Class K	$1,000.00	$1,018.90	$0.46	$1,000.00	$1,024.75	$0.46	0.09%

[4]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio.

[5]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2014	5

About Fund Performance
•

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to March 31, 2011, Institutional Shares’ performance results are those of Class K Shares restated to reflect Institutional Shares’ fees.

•

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. Prior to March 31, 2011, Investor A Shares’ performance results are those of Class K Shares restated to reflect Investor A Shares’ fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of services, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund’s administrator waived a portion of the Fund’s expenses. Without such waiver, the Fund’s performance would have been lower. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and/or distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2014 and held through December 31, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2014

Statement of Assets and Liabilities	BlackRock Bond Index Fund

December 31, 2014

Assets
Investments at value — Master Portfolio (cost — $197,735,726)	$204,740,776
Contributions receivable from investors	10,682,051
Capital shares sold receivable	179,230

Total assets	215,602,057

Liabilities
Capital shares redeemed payable	10,861,281
Administration fees payable	3,685
Service fees payable	2,239
Professional fees payable	15,900

Total liabilities	10,883,105

Net Assets	$204,718,952

Net Assets Consist of
Paid-in capital	$199,041,322
Distributions in excess of net investment income	(585,041)
Accumulated net realized loss	(742,379)
Net unrealized appreciation/depreciation	7,005,050

Net Assets	$204,718,952

Net Asset Value
Institutional — Based on net assets of $34,538,166 and 3,396,552 shares outstanding, unlimited number of shares authorized, no par value	$10.17

Investor A — Based on net assets of $10,731,750 and 1,055,539 shares outstanding, unlimited number of shares authorized, no par value	$10.17

Class K — Based on net assets of $159,449,036 and 15,679,576 shares outstanding, unlimited number of shares authorized, no par value	$10.17

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2014	7

Statement of Operations	BlackRock Bond Index Fund

Year Ended December 31, 2014

Investment Income
Net investment income allocated from the Master Portfolio:
Interest	$2,682,133
Securities lending — affiliated — net	4,803
Income — affiliated	66,330
Other income — affiliated	55
Expenses	(129,795)
Fees waived	32,030
Foreign taxes withheld	(179)

Total income	2,655,377

Fund Expenses
Administration — Institutional	22,165
Administration — Investor A	5,277
Administration — Class K	45,083
Service — Investor A	16,687
Professional	18,651
Miscellaneous	470

Total expenses	108,333
Less administration fees waived	(18,651)

Total expenses after fees waived	89,682

Net investment income	2,565,695

Realized and Unrealized Gain Allocated from the Master Portfolio
Net realized gain from investments	2,209,105
Net change in unrealized appreciation/depreciation on investments	3,399,354

Total realized and unrealized gain	5,608,459

Net Increase in Net Assets Resulting from Operations	$8,174,154

See Notes to Financial Statements.

8	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2014

Statements of Changes in Net Assets	BlackRock Bond Index Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$2,565,695	$1,970,420
Net realized gain (loss)	2,209,105	(438,613)
Net change in unrealized appreciation/depreciation	3,399,354	(4,774,796)

Net increase (decrease) in net assets resulting from operations	8,174,154	(3,242,989)

Distributions to Shareholders From[1]
Net investment income:
Institutional	(404,342)	(312,577)
Investor A	(100,112)	(50,504)
Class K	(2,143,878)	(1,902,456)
Net realized gain:
Institutional	(203,671)	(811,199)
Investor A	(85,653)	(173,360)
Class K	(1,462,982)	(3,537,784)

Decrease in net assets resulting from distributions to shareholders	(4,400,638)	(6,787,880)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	78,078,795	4,043,448

Net Assets
Total increase (decrease) in net assets	81,852,311	(5,987,421)
Beginning of year	122,866,641	128,854,062

End of year	$204,718,952	$122,866,641

Distributions in excess of net investment income, end of year	$(585,041)	$(502,404)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2014	9

Financial Highlights	BlackRock Bond Index Fund

	Institutional
	Year Ended December 31,					Period March 31, 2011[1] to December 31, 2011
	2014		2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$9.85		$10.65	$10.57		$10.11

Net investment income[2]	0.17		0.15	0.19		0.25
Net realized and unrealized gain (loss)	0.41		(0.40)	0.22		0.46

Net increase (decrease) from investment operations	0.58		(0.25)	0.41		0.71

Distributions from:[3]
Net investment income	(0.17)		(0.18)	(0.22)		(0.25)
Net realized gain	(0.09)		(0.37)	(0.11)		(0.00)[4]

Total distributions	(0.26)		(0.55)	(0.33)		(0.25)

Net asset value, end of period	$10.17		$9.85	$10.65		$10.57

Total Return[5]
Based on net asset value	5.88%		(2.39)%	3.91%		7.18%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.17%	[8],9	0.26% [10]	0.26%	[10]	0.27%	[11],12

Total expenses after fees waived	0.16%	[8],9	0.25% [10]	0.25%	[10]	0.25%	[11],12

Net investment income	1.67%	[8]	1.48% [10]	1.71%	[10]	2.98%	[11],12

Supplemental Data
Net assets, end of period (000)	$34,538		$22,939	$11,534		$53

Portfolio turnover rate of the Master Portfolio[13]	476%		417%	436%		122%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated gross expenses and/or net investment income.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.02%.

[9]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%.

[10]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

[11]	Annualized.

[12]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05%.

[13]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,			Period March 31, 2011[1] to December 31, 2011
	2014	2013	2012

Portfolio turnover rate (excluding MDRs)	244%	214%	231%	121%

See Notes to Financial Statements.

10	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2014

Financial Highlights (continued)	BlackRock Bond Index Fund

	Investor A
	Year Ended December 31,					Period March 31, 2011[1] to December 31, 2011
	2014		2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$9.85		$10.65	$10.57		$10.11

Net investment income[2]	0.15		0.11	0.16		0.22
Net realized and unrealized gain (loss)	0.41		(0.39)	0.22		0.48

Net increase (decrease) from investment operations	0.56		(0.28)	0.38		0.70

Distributions from:[3]
Net investment income	(0.15)		(0.15)	(0.19)		(0.24)
Net realized gain	(0.09)		(0.37)	(0.11)		(0.00)[4]

Total distributions	(0.24)		(0.52)	(0.30)		(0.24)

Net asset value, end of period	$10.17		$9.85	$10.65		$10.57

Total Return[5]
Based on net asset value	5.63%		(2.63)%	3.66%		7.01%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.41%	[8],9	0.51% [10]	0.51%	[10]	0.53%	[11],12

Total expenses after fees waived	0.40%	[8],9	0.50% [10]	0.50%	[10]	0.50%	[11],12

Net investment income	1.44%	[8]	1.10% [10]	1.45%	[10]	2.65%	[11],12

Supplemental Data
Net assets, end of period (000)	$10,732		$3,735	$1,805		$202

Portfolio turnover rate of the Master Portfolio[13]	476%		417%	436%		122%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated gross expenses and/or net investment income.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.02%.

[9]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%.

[10]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

[11]	Annualized.

[12]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05%.

[13]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,			Period March 31, 2011[1] to December 31, 2011
	2014	2013	2012

Portfolio turnover rate (excluding MDRs)	244%	214%	231%	121%

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2014	11

Financial Highlights (concluded)	BlackRock Bond Index Fund

	Class K
	Year Ended December 31,
	2014		2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$9.85		$10.65	$10.57		$10.17		$9.90

Net investment income[1]	0.17		0.16	0.22		0.35		0.37
Net realized and unrealized gain (loss)	0.41		(0.41)	0.19		0.40		0.30

Net increase (decrease) from investment operations	0.58		(0.25)	0.41		0.75		0.67

Distributions from:[2]
Net investment income	(0.17)		(0.18)	(0.22)		(0.35)		(0.40)
Net realized gain	(0.09)		(0.37)	(0.11)		(0.00)[3]		—

Total distributions	(0.26)		(0.55)	(0.33)		(0.35)		(0.40)

Net asset value, end of year	$10.17		$9.85	$10.65		$10.57		$10.17

Total Return[4]
Based on net asset value	5.94%		(2.35)%	3.94%		7.55%		6.79%

Ratios to Average Net Assets[5]
Total expenses	0.12%	[6,7]	0.21% [8]	0.21%	[6]	0.23%	[9]	0.26%

Total expenses after fees waived	0.10%	[6,7]	0.20% [8]	0.20%	[6]	0.20%	[9]	0.23%

Net investment income	1.72%	[6]	1.52% [8]	1.96%	[6]	3.19%	[9]	3.65%

Supplemental Data
Net assets, end of year (000)	$159,449		$96,193	$115,516		$122,015		$98,559

Portfolio turnover rate of the Master Portfolio[10]	476%		417%	436%		122%		59%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.02%.

[7]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05%.

[10]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2014	2013	2012	2011

Portfolio turnover rate (excluding MDRs)	244%	214%	231%	121%

See Notes to Financial Statements.

12	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2014

Notes to Financial Statements	BlackRock Bond Index Fund

1. Organization:

BlackRock Bond Index Fund (the “Fund”), a series of BlackRock Funds III (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust is organized as a Delaware statutory trust. The Fund seeks to achieve its investment objective by investing substantially all of its assets in Bond Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. At December 31, 2014, the percentage of the Master Portfolio owned by the Fund was 17.2%. As such, the financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are sold without an initial sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Investor A Shares bear certain expenses related to the shareholder servicing of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 2 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted for on a trade date basis. The Fund records daily its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses. Realized and unrealized gains and losses are adjusted for utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of distributions is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Fund, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), an indirect, wholly owned subsidiary of BlackRock to provide administration services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the Fund’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2014	13

Notes to Financial Statements (continued)	BlackRock Bond Index Fund

expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Fund. BAL is entitled to receive for these administration services an annual fee of 0.02% based on the average daily net assets of Class K Shares and 0.07% of the average daily net assets of Institutional and Investor A Shares. Prior to March 21, 2014, the Fund paid BAL a monthly fee at an annual rate of 0.12% of the average daily net assets of Class K Shares and 0.17% of the average daily net assets of Institutional and Investor A Shares.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Fund and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

The fees and expenses of the Trust’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Trust’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Fund. BAL has contractually agreed to provide an offsetting credit against the administration fees paid by the Fund in an amount equal to the independent expenses through April 30, 2015.

The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates of 0.25% based upon the average daily net assets of the Investor A Shares.

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A shareholders.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates.

4. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

The tax character of distributions paid was as follows:

	12/31/14	12/31/13
Ordinary income	$4,362,707	$5,871,518
Long-term capital gains	37,931	916,362

Total	$4,400,638	$6,787,880

As of December 31, 2014, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$413,352
Net unrealized gains[1]	5,264,278

Total	$5,677,630

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the timing and recognition of partnership income.

14	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2014

Notes to Financial Statements (concluded)	BlackRock Bond Index Fund

5. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,738,605	$17,601,977	1,201,037	$12,438,502
Shares issued to shareholders in reinvestment of distributions	60,060	608,013	112,203	1,122,420
Shares redeemed	(731,418)	(7,404,180)	(66,980)	(687,152)

Net increase	1,067,247	$10,805,810	1,246,260	$12,873,770

Investor A
Shares sold	953,418	$9,634,368	969,890	$9,949,210
Shares issued to shareholders in reinvestment of distributions	18,313	185,765	22,293	222,574
Shares redeemed	(295,415)	(2,963,720)	(782,506)	(8,007,010)

Net increase	676,316	$6,856,413	209,677	$2,164,774

Class K
Shares sold	10,203,581	$103,895,691	4,728,706	$49,201,378
Shares issued to shareholders in reinvestment of distributions	354,853	3,596,678	398,466	4,009,029
Shares redeemed	(4,643,962)	(47,075,797)	(6,208,312)	(64,205,503)

Net increase (decrease)	5,914,472	$60,416,572	(1,081,140)	$(10,995,096)

Total Net Increase	7,658,035	$78,078,795	374,797	$4,043,448

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2014	15

Report of Independent Registered Public Accounting Firm	BlackRock Bond Index Fund

To the Board of Trustees of BlackRock Funds III and the Shareholders of BlackRock Bond Index Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of BlackRock Bond Index Fund (the “Fund”), a series of BlackRock Funds III, at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 23, 2015

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions during the fiscal year ended December 31, 2014.

January — December 2014
Interest-Related Dividends for Non-U.S. Residents and Qualified Short-Term Capital Gains[1]	91.14%

Federal Obligation Interest[2]	3.44%

[1]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

[2]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

Additionally, the Fund distributed long-term capital gains of $0.002797 to shareholders of record on June 27, 2014.

16	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2014

Master Portfolio Information	Bond Index Master Portfolio

As of December 31, 2014

Portfolio Composition	Percent of Long-Term Investments

U.S. Treasury Obligations	36%
U.S. Government Sponsored Agency Securities	33
Corporate Bonds	25
Foreign Agency Obligations	3
Non-Agency Mortgage-Backed Securities	2
Municipal Bonds	1

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	73%
AA/Aa	5
A	11
BBB/Baa	11

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s or Moody’s Investors Service. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment advisor has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2014	17

Schedule of Investments December 31, 2014	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Asset-Backed Securities — 0.5%	Par (000)	Value
Ally Auto Receivables Trust, Series 2012-4, Class A8, 0.80%, 10/16/17	$500	$499,390
BMW Vehicle Owner Trust, Series 2014-A, Class A4, 1.50%, 2/25/21	200	199,315
Capital Auto Receivables Asset Trust, Series 2013-4, Class A3, 1.09%, 3/20/18	1,000	999,905
Capital One Multi-Asset Execution Trust, Series 2014-A5, Class A, 1.48%, 7/15/20	400	400,090
Chase Issuance Trust, Series 2014-A1, Class A, 1.15%, 1/15/19	1,000	999,509
Citibank Credit Card Issuance Trust:
Series 2006-A3, Class A3, 5.30%, 3/15/18	100	105,400
Series 2008-A1, Class A1, 5.35%, 2/07/20	170	189,017
Discover Card Execution Note Trust, Series 2014-A3, Class A3, 1.22%, 10/15/19	1,000	998,294
GE Capital Credit Card Master Note Trust, Series 2013-1, Class A, 1.35%, 3/15/21	750	738,239
Nissan Auto Lease Trust, Series 2014-B, Class A4, 1.29%, 3/16/20	200	199,858
Toyota Auto Receivables Owner Trust, Series 2014-C, Class A4, 1.44%, 4/15/20	200	200,012
Total Asset-Backed Securities — 0.5%		5,529,029

Corporate Bonds
Aerospace & Defense — 0.4%
The Boeing Co.:
2.35%, 10/30/21	75	74,504
6.13%, 2/15/33	100	132,651
Crane Co., 4.45%, 12/15/23	125	131,784
Eaton Corp.:
2.75%, 11/02/22	250	245,599
4.00%, 11/02/32	200	203,432
General Dynamics Corp., 3.88%, 7/15/21	50	53,694
Honeywell International, Inc., 5.30%, 3/01/18	100	110,928
Ingersoll-Rand Luxembourg Finance SA, 4.65%, 11/01/44	30	30,503
L-3 Communications Corp.:
3.95%, 11/15/16	250	260,849
1.50%, 5/28/17	250	247,541
4.95%, 2/15/21	250	271,722
Lockheed Martin Corp.:
3.35%, 9/15/21	250	258,968
4.07%, 12/15/42	100	100,908
Northrop Grumman Corp.:
1.75%, 6/01/18	250	248,204
4.75%, 6/01/43	125	139,557
Parker-Hannifin Corp., 4.20%, 11/21/34	250	264,303
Precision Castparts Corp.:
1.25%, 1/15/18	75	74,100
2.50%, 1/15/23	150	144,437
Raytheon Co.:
4.88%, 10/15/40	250	284,726
4.70%, 12/15/41	100	111,556
Corporate Bonds	Par (000)	Value
Aerospace & Defense (concluded)
Textron, Inc., 3.65%, 3/01/21	$350	$359,305
Tyco Electronics Group SA, 3.45%, 8/01/24	75	76,448
United Technologies Corp.:
1.80%, 6/01/17	250	253,268
3.10%, 6/01/22	100	102,033
5.70%, 4/15/40	50	62,737
4.50%, 6/01/42	450	489,955

		4,733,712
Agriculture, Fishing & Ranching — 0.0%
Bunge Ltd. Finance Corp., 3.20%, 6/15/17	150	154,236
Air Freight & Logistics — 0.0%
FedEx Corp.:
4.00%, 1/15/24	250	266,096
3.88%, 8/01/42	50	48,187
United Parcel Service, Inc.:
5.13%, 4/01/19	50	56,175
6.20%, 1/15/38	100	132,983

		503,441
Airlines — 0.1%
American Airlines Pass-Through Trust, Series 2013-2, Class A, 4.95%, 1/15/23	189	202,245
Continental Airlines Pass Through Trust, Series 2012-1, Class A, 4.15%, 10/11/25	46	47,582
Delta Air Lines Pass Through Trust, Series 2012-1, Class A, 4.75%, 11/07/21	86	92,105
Southwest Airlines Co., 2.75%, 11/06/19	75	75,345
United Airlines Pass-Through Trust, Series 2013-1, Class A, 4.30%, 2/15/27	200	207,000

		624,277
Auto Components — 0.1%
Delphi Corp., 5.00%, 2/15/23	250	266,870
Johnson Controls, Inc.:
1.40%, 11/02/17	500	495,459
3.63%, 7/02/24	80	80,698

		843,027
Automobiles — 0.1%
Daimler Finance North America LLC, 8.50%, 1/18/31	100	152,949
Ford Motor Co.:
7.45%, 7/16/31	150	203,639
4.75%, 1/15/43	350	369,292
Toyota Motor Credit Corp.:
2.10%, 1/17/19	250	251,049
2.13%, 7/18/19	350	351,038

		1,327,967
Banks — 2.9%
Abbey National Treasury Services PLC:
4.00%, 4/27/16	150	155,437
1.38%, 3/13/17	250	249,699
1.65%, 9/29/17	250	249,262

Portfolio Abbreviations

COP	Certificates of Participation	NPFGC	National Public Finance Guarantee Corp.
EDA	Economic Development Authority	RB	Revenue Bonds
GO	General Obligation Bonds

See Notes to Financial Statements.

18	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2014

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Banks (continued)
Asian Development Bank:
1.75%, 9/11/18	$500	$504,397
1.88%, 4/12/19	500	505,168
Australia & New Zealand Banking Group Ltd.:
1.25%, 6/13/17	250	249,338
2.25%, 6/13/19	250	251,198
Bancolombia SA, 5.95%, 6/03/21	100	107,250
Bank of Montreal, 2.50%, 1/11/17	150	153,624
The Bank of New York Mellon Corp.:
2.30%, 7/28/16	50	51,093
1.35%, 3/06/18	250	247,724
2.20%, 5/15/19	250	250,699
2.30%, 9/11/19	500	502,475
3.55%, 9/23/21	50	52,273
Bank of Nova Scotia:
2.90%, 3/29/16	100	102,585
1.38%, 7/15/16	250	251,672
1.10%, 12/13/16	500	500,345
1.30%, 7/21/17	250	249,186
1.38%, 12/18/17	100	99,362
2.05%, 10/30/18	250	250,306
Barclays Bank PLC:
5.00%, 9/22/16	175	186,479
5.13%, 1/08/20	200	224,246
3.75%, 5/15/24	250	257,688
BB&T Corp.:
5.25%, 11/01/19	100	111,400
2.45%, 1/15/20	250	248,982
BNP Paribas SA:
2.38%, 9/14/17	250	254,276
5.00%, 1/15/21	100	113,102
3.25%, 3/03/23	250	254,871
BPCE SA:
2.50%, 12/10/18	250	253,408
4.00%, 4/15/24	250	261,291
Branch Banking & Trust Co.:
2.30%, 10/15/18	250	252,601
3.80%, 10/30/26	250	254,884
Commonwealth Bank of Australia, New York, 2.25%, 3/13/19	250	251,165
Compass Bank, 2.75%, 9/29/19	250	250,256
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA:
1.70%, 3/19/18	250	249,563
2.25%, 1/14/19	250	251,862
4.63%, 12/01/23	500	530,357
5.25%, 5/24/41	25	29,900
Credit Suisse, New York:
2.30%, 5/28/19	600	598,970
5.40%, 1/14/20	150	167,743
3.00%, 10/29/21	250	248,833
Discover Bank/Greenwood Delaware, 7.00%, 4/15/20	500	589,271
Export-Import Bank of Korea:
4.00%, 1/11/17	400	419,332
1.75%, 2/27/18	500	497,230
Fifth Third Bancorp:
3.63%, 1/25/16	50	51,233
1.45%, 2/28/18	200	197,757
2.88%, 10/01/21	200	199,980
Corporate Bonds	Par (000)	Value
Banks (continued)
Fifth Third Bancorp (concluded):
3.50%, 3/15/22	$100	$102,508
4.30%, 1/16/24	250	262,039
HSBC Bank USA NA, 4.88%, 8/24/20	500	551,894
HSBC Holdings PLC:
4.88%, 1/14/22	150	167,197
4.25%, 3/14/24	500	520,291
6.50%, 5/02/36	200	256,867
6.80%, 6/01/38	250	331,543
5.25%, 3/14/44	250	280,039
HSBC USA, Inc., 2.25%, 6/23/19	250	249,618
The Huntington National Bank, 1.38%, 4/24/17	250	247,882
Intesa Sanpaolo SpA:
3.13%, 1/15/16	250	253,951
3.88%, 1/16/18	200	208,231
5.25%, 1/12/24	250	270,824
KeyCorp:
2.30%, 12/13/18	340	341,174
5.10%, 3/24/21	100	112,860
KFW:
0.50%, 4/19/16	1,000	999,980
2.00%, 6/01/16	500	510,224
0.50%, 7/15/16	1,500	1,497,960
2.13%, 1/17/23	200	199,634
The Korea Development Bank:
3.25%, 3/09/16	100	102,356
1.50%, 1/22/18	200	197,432
3.00%, 3/17/19	350	360,505
Landwirtschaftliche Rentenbank, 2.13%, 7/15/16	1,000	1,022,740
Lloyds Bank PLC, 2.35%, 9/05/19	350	349,748
Lloyds TSB Bank PLC, 4.20%, 3/28/17	50	52,879
Manufacturers & Traders Trust Co.:
1.40%, 7/25/17	250	249,634
1.45%, 3/07/18	250	247,319
MUFG Union Bank NA, 2.63%, 9/26/18	250	253,686
Oesterreichische Kontrollbank AG:
2.00%, 6/03/16	100	101,940
1.63%, 3/12/19	500	499,990
PNC Bank NA (a):
2.20%, 1/28/19	500	500,263
2.25%, 7/02/19	350	349,462
2.95%, 1/30/23	250	244,298
PNC Funding Corp. (a):
5.63%, 2/01/17	150	161,885
3.30%, 3/08/22	150	154,263
Rabobank Nederland:
3.38%, 1/19/17	300	312,956
3.88%, 2/08/22	150	159,566
Regions Financial Corp., 2.00%, 5/15/18	250	247,547
Royal Bank of Canada:
0.85%, 3/08/16	250	250,094
1.45%, 9/09/16	250	251,771
1.25%, 6/16/17	250	248,917
1.40%, 10/13/17	225	224,264
2.20%, 7/27/18	250	252,775
Santander Holdings USA, Inc., 3.45%, 8/27/18	250	259,574
Sumitomo Mitsui Banking Corp.:
1.35%, 7/11/17	250	247,667
1.80%, 7/18/17	250	250,364
2.45%, 1/10/19	250	251,132

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2014	19

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Banks (concluded)
SunTrust Banks, Inc.:
3.50%, 1/20/17	$50	$52,123
2.35%, 11/01/18	250	251,536
Svenska Handelsbanken AB, 1.63%, 3/21/18	250	249,613
The Toronto-Dominion Bank:
2.38%, 10/19/16	50	51,158
1.40%, 4/30/18	250	248,434
2.25%, 11/05/19	300	300,596
US Bancorp:
1.65%, 5/15/17	250	251,866
1.95%, 11/15/18	225	225,684
4.13%, 5/24/21	50	54,661
US Bank NA, 2.13%, 10/28/19	250	249,190
Wachovia Corp., 5.63%, 10/15/16	250	268,850
Wells Fargo & Co.:
1.25%, 7/20/16	250	250,829
2.63%, 12/15/16	100	102,742
2.10%, 5/08/17	150	152,543
5.63%, 12/11/17	250	278,077
1.50%, 1/16/18	250	248,632
2.15%, 1/15/19	250	250,661
2.13%, 4/22/19	350	349,908
3.00%, 1/22/21	250	254,697
3.45%, 2/13/23	450	456,072
4.48%, 1/16/24	250	266,551
4.10%, 6/03/26	520	531,470
5.38%, 11/02/43	150	170,657
5.61%, 1/15/44	306	360,227
4.65%, 11/04/44	95	98,027
Westpac Banking Corp.:
1.50%, 12/01/17	250	249,710
1.60%, 1/12/18	250	249,985
2.25%, 1/17/19	350	353,290
4.88%, 11/19/19	50	55,788

		34,243,093
Beverages — 0.6%
Anheuser-Busch Cos. LLC, 6.45%, 9/01/37	100	131,519
Anheuser-Busch InBev Finance, Inc.:
0.80%, 1/15/16	250	250,403
2.15%, 2/01/19	500	502,015
4.63%, 2/01/44	150	163,151
Anheuser-Busch InBev Worldwide, Inc.:
1.38%, 7/15/17	500	499,556
7.75%, 1/15/19	250	302,810
2.50%, 7/15/22	200	194,376
8.20%, 1/15/39	150	231,573
3.75%, 7/15/42	50	47,006
Beam, Inc., 1.88%, 5/15/17	100	100,406
The Coca-Cola Co.:
1.80%, 9/01/16	50	50,834
1.15%, 4/01/18	250	247,109
1.65%, 11/01/18	500	500,253
4.88%, 3/15/19	150	168,177
2.45%, 11/01/20	350	354,538
Coca-Cola Femsa SAB de CV, 2.38%, 11/26/18	250	254,553
Diageo Capital PLC:
1.50%, 5/11/17	200	200,266
5.75%, 10/23/17	100	111,361
3.88%, 4/29/43	125	123,079
Corporate Bonds	Par (000)	Value
Beverages (concluded)
Diageo Investment Corp., 2.88%, 5/11/22	$100	$99,940
Dr Pepper Snapple Group, Inc.:
3.20%, 11/15/21	25	25,439
2.70%, 11/15/22	100	97,679
Molson Coors Brewing Co., 3.50%, 5/01/22	75	75,752
PepsiCo, Inc.:
0.70%, 2/26/16	500	500,261
1.25%, 8/13/17	500	499,031
2.25%, 1/07/19	250	252,857
2.75%, 3/05/22	250	249,610
2.75%, 3/01/23	300	295,163
3.60%, 3/01/24	250	261,168
4.88%, 11/01/40	100	112,345
3.60%, 8/13/42	100	93,419

		6,995,649
Biotechnology — 0.2%
Amgen, Inc.:
2.13%, 5/15/17	300	303,936
1.25%, 5/22/17	250	248,028
2.20%, 5/22/19	250	248,949
3.45%, 10/01/20	100	103,900
5.15%, 11/15/41	550	619,932
Celgene Corp.:
3.25%, 8/15/22	150	150,966
5.25%, 8/15/43	145	163,773
Gilead Sciences, Inc.:
3.05%, 12/01/16	150	155,648
3.70%, 4/01/24	500	524,415
3.50%, 2/01/25	170	174,488
5.65%, 12/01/41	50	61,909

		2,755,944
Building Products — 0.0%
Owens Corning, 4.20%, 12/15/22	150	152,232
Capital Markets — 1.1%
Ameriprise Financial, Inc., 4.00%, 10/15/23	150	158,890
Ares Capital Corp., 3.88%, 1/15/20	300	299,139
The Charles Schwab Corp.:
2.20%, 7/25/18	75	75,965
4.45%, 7/22/20	100	109,840
FMS Wertmanagement AoeR, 1.13%, 10/14/16	250	251,693
Franklin Resources, Inc., 2.80%, 9/15/22	150	149,751
The Goldman Sachs Group, Inc.:
3.63%, 2/07/16	400	410,423
5.95%, 1/18/18	300	333,290
2.38%, 1/22/18	250	252,525
2.90%, 7/19/18	500	512,940
2.63%, 1/31/19	500	503,053
7.50%, 2/15/19	150	178,419
2.55%, 10/23/19	755	752,243
5.75%, 1/24/22	350	404,875
3.63%, 1/22/23	150	151,893
4.00%, 3/03/24	425	441,213
6.13%, 2/15/33	400	490,284
6.75%, 10/01/37	650	817,294
Invesco Finance PLC, 4.00%, 1/30/24	250	262,135
Lazard Group LLC, 4.25%, 11/14/20	150	158,093
Legg Mason, Inc., 5.63%, 1/15/44	125	142,982

See Notes to Financial Statements.

20	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2014

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Capital Markets (concluded)
Morgan Stanley:
1.75%, 2/25/16	$750	$754,068
5.75%, 10/18/16	225	241,585
6.63%, 4/01/18	500	569,517
2.38%, 7/23/19	500	498,156
5.63%, 9/23/19	250	282,198
5.50%, 7/28/21	100	113,488
4.88%, 11/01/22	500	531,039
4.10%, 5/22/23	250	253,110
5.00%, 11/24/25	250	266,779
4.35%, 9/08/26	500	502,987
7.25%, 4/01/32	50	68,451
6.38%, 7/24/42	50	66,402
Series F, 3.88%, 4/29/24	250	256,509
Murray Street Investment Trust I, 4.65%, 3/09/17 (b)	200	211,079
The NASDAQ OMX Group, Inc., 4.25%, 6/01/24	250	256,220
Nomura Holdings, Inc.:
2.00%, 9/13/16	250	252,017
2.75%, 3/19/19	250	252,738
Raymond James Financial, Inc., 4.25%, 4/15/16	100	103,681
State Street Corp.:
2.88%, 3/07/16	100	102,446
3.10%, 5/15/23	250	246,478
3.30%, 12/16/24	155	157,316

		12,843,204
Chemicals — 0.6%
Agrium, Inc.:
3.15%, 10/01/22	50	48,808
3.50%, 6/01/23	250	246,520
Airgas, Inc., 2.38%, 2/15/20	250	245,603
Albemarle Corp., 4.15%, 12/01/24	250	254,002
CF Industries, Inc.:
6.88%, 5/01/18	200	227,366
5.15%, 3/15/34	250	261,500
Cytec Industries, Inc.:
3.50%, 4/01/23	250	250,475
3.95%, 5/01/25	250	253,034
The Dow Chemical Co.:
8.55%, 5/15/19	100	124,325
4.25%, 11/15/20	300	320,739
4.13%, 11/15/21	50	52,830
3.00%, 11/15/22	250	244,266
5.25%, 11/15/41	100	107,852
E.I. du Pont de Nemours & Co.:
6.00%, 7/15/18	325	370,124
2.80%, 2/15/23	250	245,910
Eastman Chemical Co.:
3.60%, 8/15/22	200	202,535
3.80%, 3/15/25	300	305,394
Ecolab, Inc., 4.35%, 12/08/21	150	163,438
LYB International Finance BV:
4.00%, 7/15/23	200	204,588
5.25%, 7/15/43	75	81,498
LyondellBasell Industries NV, 6.00%, 11/15/21	250	287,740
Methanex Corp., 3.25%, 12/15/19	250	247,897
Monsanto Co.:
4.20%, 7/15/34	50	52,100
4.40%, 7/15/44	150	155,631
Corporate Bonds	Par (000)	Value
Chemicals (concluded)
The Mosaic Co.:
3.75%, 11/15/21	$50	$52,040
5.45%, 11/15/33	250	282,852
Potash Corp. of Saskatchewan, Inc.:
3.25%, 12/01/17	250	260,776
3.63%, 3/15/24	250	256,511
PPG Industries, Inc., 2.30%, 11/15/19	350	348,459
Praxair, Inc., 1.25%, 11/07/18	250	244,227
Rohm & Haas Co., 7.85%, 7/15/29	250	345,007
The Sherwin-Williams Co., 1.35%, 12/15/17	200	198,620

		6,942,667
Commercial Services & Supplies — 0.1%
3M Co., 1.63%, 6/15/19	350	345,824
Republic Services, Inc.:
5.25%, 11/15/21	50	56,614
3.55%, 6/01/22	250	256,654
Vanderbilt University, 5.25%, 4/01/19	100	113,097
Waste Management, Inc.:
4.60%, 3/01/21	100	110,738
2.90%, 9/15/22	200	197,900

		1,080,827
Communications Equipment — 0.1%
Cisco Systems, Inc.:
2.13%, 3/01/19	500	502,353
2.90%, 3/04/21	125	127,286
5.50%, 1/15/40	350	426,502
Motorola Solutions, Inc.:
3.75%, 5/15/22	150	152,177
3.50%, 3/01/23	250	246,088

		1,454,406
Construction & Engineering — 0.0%
ABB Finance USA, Inc.:
1.63%, 5/08/17	150	150,494
2.88%, 5/08/22	100	100,500
Fluor Corp., 3.50%, 12/15/24	250	248,662

		499,656
Consumer Finance — 0.3%
American Express Co.:
1.55%, 5/22/18	250	247,623
3.63%, 12/05/24	300	302,501
4.05%, 12/03/42	67	67,608
Capital One Bank USA NA:
1.30%, 6/05/17	250	247,849
2.25%, 2/13/19	250	248,190
Capital One Financial Corp.:
2.45%, 4/24/19	250	249,427
3.50%, 6/15/23	110	111,172
Caterpillar Financial Services Corp.:
0.70%, 2/26/16	700	700,286
3.30%, 6/09/24	250	255,003
HSBC Finance Corp.:
5.50%, 1/19/16	500	522,753
6.68%, 1/15/21	161	191,019
MasterCard, Inc., 3.38%, 4/01/24	250	256,614
Synchrony Financial, 3.75%, 8/15/21	500	510,745

		3,910,790

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2014	21

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Containers & Packaging — 0.0%
Packaging Corp. of America, 4.50%, 11/01/23	$250	$261,878
Diversified Financial Services — 2.8%
Air Lease Corp.:
2.13%, 1/15/18	175	171,938
3.38%, 1/15/19	250	253,125
3.88%, 4/01/21	175	175,875
American Express Credit Corp.:
2.38%, 3/24/17	100	102,265
1.13%, 6/05/17	500	498,426
1.55%, 9/22/17	105	105,205
2.13%, 3/18/19	400	399,498
2.25%, 8/15/19	250	250,040
American Honda Finance Corp., 1.55%, 12/11/17	250	251,066
Bank of America Corp.:
3.63%, 3/17/16	150	154,214
6.05%, 5/16/16	500	529,463
3.75%, 7/12/16	350	362,516
3.88%, 3/22/17	300	313,889
1.70%, 8/25/17	250	250,057
2.00%, 1/11/18	1,050	1,049,202
6.88%, 4/25/18	400	459,432
2.60%, 1/15/19	500	503,888
5.63%, 7/01/20	150	170,789
5.00%, 5/13/21	100	111,585
5.70%, 1/24/22	100	115,844
4.13%, 1/22/24	500	525,077
4.20%, 8/26/24	500	509,362
4.25%, 10/22/26	290	289,349
6.11%, 1/29/37	100	118,075
7.75%, 5/14/38	200	282,461
5.88%, 2/07/42	100	125,136
4.88%, 4/01/44	175	193,338
Series L, 2.65%, 4/01/19	500	503,667
BNP Paribas SA, 4.25%, 10/15/24	250	252,573
Boeing Capital Corp., 4.70%, 10/27/19	250	278,289
Capital One Bank USA NA, 3.38%, 2/15/23	350	348,054
Citigroup, Inc.:
3.95%, 6/15/16	150	155,711
1.70%, 7/25/16	250	251,712
4.45%, 1/10/17	400	422,833
1.35%, 3/10/17	250	248,821
2.50%, 9/26/18	350	354,089
8.50%, 5/22/19	250	311,517
2.50%, 7/29/19	250	250,201
4.05%, 7/30/22	250	258,665
3.38%, 3/01/23	500	504,471
3.50%, 5/15/23	250	243,373
4.30%, 11/20/26	150	149,664
6.63%, 6/15/32	100	124,578
6.13%, 8/25/36	250	298,018
6.88%, 3/05/38	100	136,246
8.13%, 7/15/39	75	114,820
6.68%, 9/13/43	250	323,263
Deutsche Bank AG, London:
3.25%, 1/11/16	300	306,509
1.40%, 2/13/17	500	498,957
2.50%, 2/13/19	250	253,061
3.70%, 5/30/24	215	218,175
Corporate Bonds	Par (000)	Value
Diversified Financial Services (continued)
Ford Motor Credit Co. LLC:
4.25%, 2/03/17	$250	$262,517
1.72%, 12/06/17	250	247,416
2.38%, 1/16/18	250	251,449
2.38%, 3/12/19	500	496,519
2.60%, 11/04/19	250	248,655
4.38%, 8/06/23	220	235,190
General Electric Capital Corp.:
1.00%, 1/08/16	1,000	1,003,640
1.50%, 7/12/16	250	252,585
2.90%, 1/09/17	100	103,483
5.63%, 5/01/18	300	337,570
6.00%, 8/07/19	100	116,317
4.38%, 9/16/20	50	54,762
4.63%, 1/07/21	250	278,648
4.65%, 10/17/21	200	225,426
3.45%, 5/15/24	300	309,986
6.75%, 3/15/32	500	682,941
5.88%, 1/14/38	750	949,021
6.88%, 1/10/39	250	353,627
6.38%, 11/15/67 (c)	250	268,125
IntercontinentalExchange Group, Inc., 2.50%, 10/15/18	250	254,555
Jefferies Group LLC:
8.50%, 7/15/19	125	149,788
5.13%, 1/20/23	150	152,478
John Deere Capital Corp.:
0.75%, 1/22/16	250	249,948
1.95%, 12/13/18	500	499,882
2.25%, 4/17/19	100	100,892
2.80%, 3/04/21	250	252,984
3.90%, 7/12/21	50	54,189
JPMorgan Chase & Co.:
3.15%, 7/05/16	300	308,381
1.35%, 2/15/17	750	749,983
2.00%, 8/15/17	250	252,378
1.80%, 1/25/18	250	249,806
1.63%, 5/15/18	500	494,502
2.35%, 1/28/19	500	503,262
2.20%, 10/22/19	500	495,688
4.50%, 1/24/22	300	327,526
3.25%, 9/23/22	200	201,165
3.20%, 1/25/23	150	150,169
3.38%, 5/01/23	250	247,329
3.88%, 9/10/24	300	300,255
6.40%, 5/15/38	100	130,654
5.50%, 10/15/40	125	149,639
5.60%, 7/15/41	50	60,535
5.63%, 8/16/43	500	581,451
4.85%, 2/01/44	100	110,930
JPMorgan Chase Bank NA, 6.00%, 10/01/17	250	277,471
Leucadia National Corp., 5.50%, 10/18/23	150	153,618
Moody’s Corp.:
2.75%, 7/15/19	40	40,329
4.50%, 9/01/22	50	53,627
National Rural Utilities Cooperative Finance Corp.:
3.05%, 3/01/16	50	51,394
2.30%, 11/15/19	250	249,698
3.40%, 11/15/23	350	361,985
NCUA Guaranteed Notes, 3.00%, 6/12/19	1,000	1,053,600

See Notes to Financial Statements.

22	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2014

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Diversified Financial Services (concluded)
ORIX Corp., 3.75%, 3/09/17	$100	$104,115
PACCAR Financial Corp., 2.20%, 9/15/19	250	250,150
Royal Bank of Scotland Group PLC:
1.88%, 3/31/17	175	174,861
6.40%, 10/21/19	250	290,373
The Royal Bank of Scotland PLC, 4.38%, 3/16/16	250	258,466
Toyota Motor Credit Corp.:
0.80%, 5/17/16	500	500,787
1.38%, 1/10/18	200	198,937
UBS AG/Stamford CT:
5.75%, 4/25/18	300	337,482
2.38%, 8/14/19	800	799,953

		33,941,474
Diversified Telecommunication Services — 1.2%
AT&T, Inc.:
0.80%, 12/01/15	500	499,808
0.90%, 2/12/16	500	499,868
1.70%, 6/01/17	500	501,985
6.30%, 1/15/38	200	241,986
5.35%, 9/01/40	463	501,346
5.55%, 8/15/41	200	222,860
4.30%, 12/15/42	151	143,558
4.35%, 6/15/45	759	715,550
British Telecommunications PLC:
1.63%, 6/28/16	500	503,600
2.35%, 2/14/19	250	249,641
9.63%, 12/15/30	50	78,503
CC Holdings GS V LLC/Crown Castle GS III Corp., 2.38%, 12/15/17	325	327,882
Deutsche Telekom International Finance BV, 8.75%, 6/15/30	400	590,863
Embarq Corp.:
7.08%, 6/01/16	250	269,404
8.00%, 6/01/36	100	111,750
Orange SA:
2.75%, 9/14/16	200	204,381
4.13%, 9/14/21	150	160,692
5.38%, 1/13/42	225	255,772
Qwest Corp.:
6.50%, 6/01/17	150	163,992
6.75%, 12/01/21	50	57,815
Telefonaktiebolaget LM Ericsson, 4.13%, 5/15/22	100	104,599
Telefonica Emisiones SAU:
3.99%, 2/16/16	350	359,972
3.19%, 4/27/18	250	257,085
5.46%, 2/16/21	50	55,750
4.57%, 4/27/23	200	214,129
7.05%, 6/20/36	75	98,661
Telefonica Europe BV, 8.25%, 9/15/30	50	69,504
Verizon Communications, Inc.:
2.50%, 9/15/16	172	175,814
1.35%, 6/09/17	250	248,843
1.10%, 11/01/17	250	246,220
3.65%, 9/14/18	500	528,363
2.55%, 6/17/19	500	503,963
2.63%, 2/21/20 (d)	250	247,142
3.50%, 11/01/21	400	408,918
4.15%, 3/15/24	250	258,809
7.75%, 12/01/30	100	137,945
Corporate Bonds	Par (000)	Value
Diversified Telecommunication Services (concluded)
Verizon Communications, Inc. (concluded):
6.40%, 9/15/33	$500	$615,891
5.05%, 3/15/34	500	533,362
4.40%, 11/01/34	500	496,991
6.40%, 2/15/38	200	246,772
6.00%, 4/01/41	250	294,658
3.85%, 11/01/42	250	222,870
6.55%, 9/15/43	750	960,862
5.01%, 8/21/54 (d)	250	258,637

		13,847,016
Electric Utilities — 1.4%
Alabama Power Co., 5.50%, 10/15/17	100	110,597
Ameren Illinois Co.:
2.70%, 9/01/22	100	98,473
4.30%, 7/01/44	250	267,633
American Electric Power Co., Inc.:
1.65%, 12/15/17	200	200,051
Series F, 2.95%, 12/15/22	500	490,467
Berkshire Hathaway Energy Co.:
1.10%, 5/15/17	500	494,896
2.00%, 11/15/18	500	498,958
3.50%, 2/01/25 (d)	110	110,699
6.13%, 4/01/36	250	314,083
5.15%, 11/15/43	250	282,882
CenterPoint Energy Houston Electric LLC, 3.55%, 8/01/42	100	96,321
Commonwealth Edison Co.:
2.15%, 1/15/19	500	503,735
3.10%, 11/01/24	250	249,389
5.90%, 3/15/36	50	65,223
The Connecticut Light & Power Co., 2.50%, 1/15/23	150	145,586
Consolidated Edison Co. of New York, Inc., 3.30%, 12/01/24	250	254,574
Dominion Gas Holdings LLC, 3.60%, 12/15/24	250	254,312
DTE Electric Co., 4.00%, 4/01/43	150	154,750
Duke Energy Carolinas LLC, 6.05%, 4/15/38	100	130,034
Duke Energy Corp.:
2.15%, 11/15/16	500	509,234
1.63%, 8/15/17	250	250,167
3.95%, 10/15/23	250	265,046
Duke Energy Indiana, Inc.:
4.20%, 3/15/42	150	159,963
4.90%, 7/15/43	250	294,453
Duke Energy Progress, Inc.:
4.10%, 5/15/42	150	159,046
4.10%, 3/15/43	250	265,336
4.38%, 3/30/44	100	109,801
Entergy Corp., 4.70%, 1/15/17	150	157,964
Entergy Louisiana LLC, 4.05%, 9/01/23	250	268,017
Exelon Generation Co. LLC, 6.25%, 10/01/39	150	180,161
Florida Power & Light Co.:
2.75%, 6/01/23	250	247,607
5.95%, 2/01/38	50	66,458
Georgia Power Co., 4.30%, 3/15/42	200	210,032
Great Plains Energy, Inc., 5.29%, 6/15/22 (b)	150	171,979
Indiana Michigan Power Co., 6.05%, 3/15/37	175	220,292
Interstate Power & Light Co., 3.25%, 12/01/24	250	254,371
LG&E and KU Energy LLC, 3.75%, 11/15/20	50	52,148

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2014	23

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Electric Utilities (concluded)
Louisville Gas & Electric Co., 4.65%, 11/15/43	$250	$285,340
Nevada Power Co., 5.45%, 5/15/41	50	63,118
NextEra Energy Capital Holdings, Inc., 3.63%, 6/15/23	1,000	1,014,624
Nisource Finance Corp.:
5.95%, 6/15/41	50	62,498
5.25%, 2/15/43	75	85,975
Northeast Utilities, 1.45%, 5/01/18	250	246,204
Northern States Power Co., 3.40%, 8/15/42	200	189,488
Oglethorpe Power Corp., 4.55%, 6/01/44	250	263,573
Oncor Electric Delivery Co. LLC:
7.00%, 9/01/22	100	126,665
5.30%, 6/01/42	75	93,081
Pacific Gas & Electric Co.:
3.25%, 6/15/23	500	500,953
6.05%, 3/01/34	250	318,276
4.75%, 2/15/44	250	274,951
PacifiCorp:
2.95%, 2/01/22	100	101,315
2.95%, 6/01/23	300	298,693
PPL Capital Funding, Inc.:
1.90%, 6/01/18	250	249,575
3.40%, 6/01/23	250	250,470
Progress Energy, Inc.:
4.40%, 1/15/21	100	108,994
7.75%, 3/01/31	50	72,408
Public Service Co. of Colorado:
3.95%, 3/15/43	200	211,099
4.30%, 3/15/44	75	80,738
Public Service Electric & Gas Co.:
3.50%, 8/15/20	50	52,345
2.38%, 5/15/23	250	240,427
3.05%, 11/15/24	250	250,971
3.95%, 5/01/42	50	51,737
3.65%, 9/01/42	50	48,927
Series I, 1.80%, 6/01/19	250	247,679
Puget Energy, Inc., 5.63%, 7/15/22	500	578,564
South Carolina Electric & Gas Co., 4.60%, 6/15/43	250	272,175
Southern California Edison Co.:
5.00%, 1/15/16	100	104,433
5.50%, 3/15/40	50	63,268
4.65%, 10/01/43	350	396,381
Series 14-B, 1.13%, 5/01/17	500	498,734
The Toledo Edison Co., 6.15%, 5/15/37	100	123,988
Virginia Electric & Power Co.:
2.95%, 1/15/22	400	403,957
4.00%, 1/15/43	250	253,571
4.45%, 2/15/44	150	163,847

		17,213,780
Electrical Equipment — 0.1%
Amphenol Corp., 2.55%, 1/30/19	350	352,433
Emerson Electric Co.:
5.00%, 4/15/19	100	111,452
2.63%, 2/15/23	350	345,232
Pentair Finance SA, 1.88%, 9/15/17	250	249,698
Roper Industries, Inc., 3.13%, 11/15/22	150	146,021

		1,204,836
Corporate Bonds	Par (000)	Value
Electronic Equipment, Instruments & Components — 0.1%
Arrow Electronics, Inc., 3.00%, 3/01/18	$750	$769,078
Corning, Inc.:
3.70%, 11/15/23	250	257,557
4.75%, 3/15/42	50	53,371
Ingram Micro, Inc., 4.95%, 12/15/24	200	199,934
Jabil Circuit, Inc., 4.70%, 9/15/22	250	248,750
Tyco Electronics Group SA:
6.55%, 10/01/17	50	56,281
3.50%, 2/03/22	100	103,268

		1,688,239
Energy Equipment & Services — 0.2%
Baker Hughes, Inc., 5.13%, 9/15/40	100	109,688
Ensco PLC:
3.25%, 3/15/16	100	101,829
4.70%, 3/15/21	100	100,453
4.50%, 10/01/24	250	242,994
FMC Technologies, Inc., 3.45%, 10/01/22	100	96,407
Halliburton Co.:
6.15%, 9/15/19	100	115,823
4.50%, 11/15/41	50	50,651
4.75%, 8/01/43	250	258,860
National Oilwell Varco, Inc., 3.95%, 12/01/42	150	138,177
Noble Holding International Ltd.:
2.50%, 3/15/17	150	143,496
5.25%, 3/15/42	50	39,442
Transcontinental Gas Pipe Line Co. LLC, 4.45%, 8/01/42	250	233,954
Transocean, Inc.:
5.05%, 12/15/16	250	251,197
2.50%, 10/15/17	250	221,011
6.50%, 11/15/20	250	235,742
3.80%, 10/15/22	100	81,033
6.80%, 3/15/38	50	42,845

		2,463,602
Food & Staples Retailing — 0.4%
Costco Wholesale Corp., 1.13%, 12/15/17	150	149,026
CVS Caremark Corp.:
2.25%, 8/12/19	500	497,911
4.00%, 12/05/23	500	529,136
The Kroger Co.:
6.15%, 1/15/20	100	115,577
3.30%, 1/15/21	500	507,396
3.40%, 4/15/22	100	101,802
5.15%, 8/01/43	125	142,319
Safeway, Inc.:
3.95%, 8/15/20	250	252,739
4.75%, 12/01/21	100	101,250
Sysco Corp., 4.35%, 10/02/34	250	269,146
Wal-Mart Stores, Inc.:
1.13%, 4/11/18	250	247,133
3.63%, 7/08/20	150	160,178
6.20%, 4/15/38	250	334,831
5.63%, 4/15/41	500	638,485
4.00%, 4/11/43	150	155,622
4.75%, 10/02/43	250	291,111
Walgreen Co.:
1.80%, 9/15/17	200	200,098
3.10%, 9/15/22	200	197,580

See Notes to Financial Statements.

24	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2014

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Food & Staples Retailing (concluded)
Walgreens Boots Alliance Inc., 4.50%, 11/18/34	$155	$161,417

		5,052,757
Food Products — 0.4%
Archer-Daniels-Midland Co., 4.54%, 3/26/42	75	82,599
ConAgra Foods, Inc.:
3.25%, 9/15/22	200	196,994
4.65%, 1/25/43	165	172,205
Delhaize Group SA, 4.13%, 4/10/19	150	157,523
General Mills, Inc.:
2.20%, 10/21/19	300	297,480
3.15%, 12/15/21	150	154,975
The JM Smucker Co., 3.50%, 10/15/21	50	52,102
Kellogg Co.:
1.88%, 11/17/16	200	202,766
Series B, 7.45%, 4/01/31	100	134,755
Kraft Foods Group, Inc.:
5.38%, 2/10/20	52	59,015
6.50%, 2/09/40	250	321,343
5.00%, 6/04/42	200	220,161
Mead Johnson Nutrition Co., 4.60%, 6/01/44	250	262,522
Mondelez International, Inc.:
4.13%, 2/09/16	150	155,573
2.25%, 2/01/19	250	248,973
5.38%, 2/10/20	48	54,374
6.50%, 2/09/40	350	466,457
Tyson Foods, Inc.:
2.65%, 8/15/19	500	504,555
4.50%, 6/15/22	150	162,403
4.88%, 8/15/34	70	76,788
Unilever Capital Corp.:
2.20%, 3/06/19	200	202,102
4.25%, 2/10/21	200	221,410

		4,407,075
Gas Utilities — 0.0%
AGL Capital Corp., 3.50%, 9/15/21	50	51,752
Atmos Energy Corp., 4.15%, 1/15/43	100	100,403
National Fuel Gas Co., 3.75%, 3/01/23	300	303,432

		455,587
Health Care Equipment & Supplies — 0.3%
Baxter International, Inc.:
1.85%, 6/15/18	250	248,749
4.50%, 6/15/43	250	268,469
Becton Dickinson & Co.:
1.80%, 12/15/17	250	250,922
6.00%, 5/15/39	250	308,302
Boston Scientific Corp.:
6.00%, 1/15/20	100	112,698
4.13%, 10/01/23	100	102,164
CareFusion Corp., 3.30%, 3/01/23	200	196,308
Covidien International Finance SA:
2.95%, 6/15/23	250	245,335
6.55%, 10/15/37	25	32,656
Medtronic, Inc.:
1.38%, 4/01/18	300	296,880
4.13%, 3/15/21	50	53,936
3.15%, 3/15/22 (d)	350	354,437
3.63%, 3/15/24	400	415,215
4.38%, 3/15/35 (d)	350	371,300
Corporate Bonds	Par (000)	Value
Health Care Equipment & Supplies (concluded)
Medtronic, Inc. (concluded):
4.00%, 4/01/43	$150	$143,016
4.63%, 3/15/45 (d)	250	270,997
St. Jude Medical, Inc., 3.25%, 4/15/23	150	149,954
Stryker Corp., 1.30%, 4/01/18	200	197,089

		4,018,427
Health Care Providers & Services — 0.6%
Aetna, Inc.:
1.50%, 11/15/17	250	248,050
4.13%, 6/01/21	250	268,547
2.75%, 11/15/22	250	242,506
3.50%, 11/15/24	70	71,151
6.75%, 12/15/37	50	65,944
4.75%, 3/15/44	25	27,565
AmerisourceBergen Corp., 1.15%, 5/15/17	250	247,888
Cardinal Health, Inc.:
3.20%, 6/15/22	50	50,036
3.50%, 11/15/24	250	249,294
4.60%, 3/15/43	50	52,640
Cigna Corp.:
2.75%, 11/15/16	100	102,687
4.00%, 2/15/22	25	26,343
5.38%, 2/15/42	50	59,128
Dignity Health:
2.64%, 11/01/19	100	100,770
5.27%, 11/01/64	100	108,488
Express Scripts Holding Co.:
2.65%, 2/15/17	350	357,873
2.25%, 6/15/19	350	346,252
4.75%, 11/15/21	300	331,066
3.50%, 6/15/24	250	249,123
Humana, Inc., 4.95%, 10/01/44	250	265,825
Kaiser Foundation Hospitals, 3.50%, 4/01/22	100	103,136
Laboratory Corp. of America Holdings:
3.75%, 8/23/22	100	102,308
4.00%, 11/01/23	100	102,564
McKesson Corp.:
3.25%, 3/01/16	250	255,966
2.85%, 3/15/23	150	143,271
4.88%, 3/15/44	250	275,392
Quest Diagnostics, Inc.:
3.20%, 4/01/16	50	51,229
4.70%, 4/01/21	100	108,274
UnitedHealth Group, Inc.:
1.40%, 10/15/17	250	249,755
1.63%, 3/15/19	550	542,148
2.88%, 3/15/23	250	248,389
6.88%, 2/15/38	100	140,325
5.95%, 2/15/41	100	130,139
3.95%, 10/15/42	150	149,102
WellPoint, Inc.:
1.88%, 1/15/18	450	449,873
2.25%, 8/15/19	225	222,744
3.13%, 5/15/22	200	199,880
3.30%, 1/15/23	100	99,903
4.63%, 5/15/42	50	52,468
5.10%, 1/15/44	150	168,562
4.85%, 8/15/54	150	157,491

		7,424,095

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2014	25

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Hotels, Restaurants & Leisure — 0.2%
Carnival Corp.:
1.20%, 2/05/16	$250	$249,855
3.95%, 10/15/20	250	261,947
Hyatt Hotels Corp., 3.38%, 7/15/23	190	186,304
Marriott International, Inc.:
3.00%, 3/01/19	100	102,653
3.25%, 9/15/22	100	100,402
McDonald’s Corp.:
1.88%, 5/29/19	100	99,304
3.50%, 7/15/20	50	52,960
3.25%, 6/10/24	400	407,531
3.70%, 2/15/42	100	95,450
Starbucks Corp., 3.85%, 10/01/23	250	266,513
Starwood Hotels & Resorts Worldwide, Inc.:
3.13%, 2/15/23	250	243,015
4.50%, 10/01/34	250	254,979
Wyndham Worldwide Corp., 4.25%, 3/01/22	50	51,069
Yum! Brands, Inc.:
5.30%, 9/15/19	100	110,663
5.35%, 11/01/43	100	109,355

		2,592,000
Household Durables — 0.1%
Leggett & Platt, Inc., 3.80%, 11/15/24	200	203,241
Mohawk Industries, Inc., 3.85%, 2/01/23	125	125,050
Newell Rubbermaid, Inc., 4.00%, 12/01/24	250	255,144
Whirlpool Corp., 5.15%, 3/01/43	200	221,459

		804,894
Household Products — 0.1%
The Clorox Co.:
3.05%, 9/15/22	50	49,579
3.50%, 12/15/24	250	250,535
Energizer Holdings, Inc., 4.70%, 5/19/21	50	51,881
Kimberly-Clark Corp., 3.63%, 8/01/20	50	52,906
The Procter & Gamble Co.:
2.30%, 2/06/22	250	247,994
5.55%, 3/05/37	250	323,293

		976,188
Independent Power and Renewable Electricity Producers — 0.1%
Exelon Generation Co. LLC:
4.25%, 6/15/22	500	519,590
5.60%, 6/15/42	50	55,936
Southern Power Co., 5.25%, 7/15/43	500	576,229

		1,151,755
Industrial Conglomerates — 0.1%
General Electric Co.:
2.70%, 10/09/22	150	150,061
4.50%, 3/11/44	500	549,611
Koninklijke Philips Electronics NV, 3.75%, 3/15/22	250	260,332

		960,004
Insurance — 1.0%
ACE INA Holdings, Inc., 4.15%, 3/13/43	150	157,544
Aflac, Inc.:
2.65%, 2/15/17	250	257,227
3.63%, 6/15/23	250	256,054
3.63%, 11/15/24	250	254,903
Corporate Bonds	Par (000)	Value
Insurance (continued)
Alleghany Corp., 4.95%, 6/27/22	$50	$54,995
The Allstate Corp.:
3.15%, 6/15/23	250	251,218
4.50%, 6/15/43	150	165,503
American International Group, Inc.:
3.38%, 8/15/20	250	259,700
4.88%, 6/01/22	250	280,836
4.13%, 2/15/24	250	266,128
8.18%, 5/15/68 (c)	275	372,625
Aon Corp., 3.13%, 5/27/16	50	51,306
Aon PLC, 4.45%, 5/24/43	200	199,334
Arch Capital Group US, Inc., 5.14%, 11/01/43	125	138,882
Assurant, Inc., 2.50%, 3/15/18	250	252,404
Assured Guaranty US Holdings, Inc., 5.00%, 7/01/24	110	116,044
AXA SA, 8.60%, 12/15/30	50	67,926
Berkshire Hathaway Finance Corp., 4.40%, 5/15/42	100	107,559
Berkshire Hathaway, Inc.:
1.90%, 1/31/17	100	101,443
1.55%, 2/09/18	500	499,754
2.10%, 8/14/19	500	503,150
4.50%, 2/11/43	100	109,361
The Chubb Corp., Series 1, 6.50%, 5/15/38	100	137,703
CNA Financial Corp., 5.75%, 8/15/21	100	113,966
First American Financial Corp., 4.60%, 11/15/24	200	202,778
The Hartford Financial Services Group, Inc.:
4.00%, 10/15/17	250	265,807
6.30%, 3/15/18	250	282,523
6.10%, 10/01/41	100	124,900
Lincoln National Corp.:
4.85%, 6/24/21	50	55,079
4.20%, 3/15/22	100	106,217
4.00%, 9/01/23	200	207,496
Loews Corp., 2.63%, 5/15/23	250	236,195
Markel Corp., 3.63%, 3/30/23	250	251,428
Marsh & McLennan Cos., Inc.:
2.35%, 9/10/19	235	235,344
4.80%, 7/15/21	50	55,571
MetLife, Inc.:
4.75%, 2/08/21	200	223,543
6.40%, 12/15/36	100	111,500
4.13%, 8/13/42	300	300,455
4.88%, 11/13/43	250	282,337
Old Republic International Corp., 4.88%, 10/01/24	250	260,969
Principal Financial Group, Inc., 4.63%, 9/15/42	50	52,483
The Progressive Corp.:
3.75%, 8/23/21	50	53,563
4.35%, 4/25/44	100	108,262
Prudential Financial, Inc.:
3.00%, 5/12/16	150	153,705
2.35%, 8/15/19	350	350,207
5.38%, 6/21/20	350	395,017
8.88%, 6/15/38 (c)	100	116,750
5.63%, 6/15/43 (c)	100	102,230
5.10%, 8/15/43	250	281,590
5.20%, 3/15/44 (c)	100	99,000
The Travelers Cos., Inc.:
3.90%, 11/01/20	250	268,551

See Notes to Financial Statements.

26	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2014

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Insurance (concluded)
The Travelers Cos., Inc. (concluded):
4.60%, 8/01/43	$100	$112,261
Travelers Property Casualty Corp., 6.38%, 3/15/33	100	133,661
Voya Financial, Inc., 2.90%, 2/15/18	750	767,815
Willis Group Holdings PLC, 4.13%, 3/15/16	200	206,131
WR Berkley Corp., 4.63%, 3/15/22	200	214,465
XL Group PLC, Series E, 6.50% (c)(e)	150	143,250
XLIT Ltd., 5.75%, 10/01/21	100	116,166

		11,852,814
Internet & Catalog Retail — 0.1%
Amazon.com, Inc.:
1.20%, 11/29/17	250	247,348
2.60%, 12/05/19	350	353,556
4.80%, 12/05/34	250	262,435

		863,339
Internet Software & Services — 0.1%
Baidu, Inc.:
3.25%, 8/06/18	205	209,554
2.75%, 6/09/19	350	348,461
eBay, Inc.:
2.20%, 8/01/19	500	494,916
3.25%, 10/15/20	50	50,859
2.60%, 7/15/22	50	47,447
Expedia, Inc., 4.50%, 8/15/24	250	252,443
Google, Inc., 3.63%, 5/19/21	25	26,823

		1,430,503
IT Services — 0.3%
Alibaba Group Holding Ltd., 3.13%, 11/28/21 (d)	225	222,295
Fidelity National Information Services, Inc.:
1.45%, 6/05/17	250	248,600
2.00%, 4/15/18	250	248,650
3.50%, 4/15/23	25	24,850
Fiserv, Inc., 6.80%, 11/20/17	50	56,619
International Business Machines Corp.:
2.00%, 1/05/16	150	152,201
1.25%, 2/08/18	500	495,843
1.95%, 2/12/19	250	250,921
1.88%, 5/15/19	250	248,325
2.90%, 11/01/21	100	102,785
3.63%, 2/12/24	275	286,502
4.00%, 6/20/42	100	99,576
Total System Services, Inc., 2.38%, 6/01/18	250	247,859
The Western Union Co.:
2.88%, 12/10/17	250	255,215
6.20%, 11/17/36	25	25,647
Xerox Corp.:
5.63%, 12/15/19	100	112,387
2.80%, 5/15/20	500	491,148

		3,569,423
Leisure Products — 0.0%
Hasbro, Inc., 5.10%, 5/15/44	60	62,835
Mattel, Inc., 1.70%, 3/15/18	200	197,489

		260,324
Life Sciences Tools & Services — 0.1%
Agilent Technologies, Inc., 3.88%, 7/15/23	200	198,723
Corporate Bonds	Par (000)	Value
Life Sciences Tools & Services (concluded)
Life Technologies Corp., 6.00%, 3/01/20	$100	$114,247
Thermo Fisher Scientific, Inc.:
2.25%, 8/15/16	50	50,780
2.40%, 2/01/19	500	500,745
3.30%, 2/15/22	55	55,091
3.15%, 1/15/23	250	245,058

		1,164,644
Machinery — 0.2%
Caterpillar, Inc.:
5.70%, 8/15/16	100	107,880
3.90%, 5/27/21	50	54,145
3.40%, 5/15/24	500	513,871
5.20%, 5/27/41	100	118,616
3.80%, 8/15/42	250	245,684
Danaher Corp., 3.90%, 6/23/21	50	53,905
Deere & Co., 3.90%, 6/09/42	50	50,537
Flowserve Corp., 3.50%, 9/15/22	100	100,038
Illinois Tool Works, Inc.:
1.95%, 3/01/19	250	250,135
4.88%, 9/15/41	50	57,320
3.90%, 9/01/42	75	75,555
Ingersoll-Rand Global Holding Co., Ltd.:
6.88%, 8/15/18	50	58,043
2.88%, 1/15/19	500	507,886
Joy Global, Inc., 5.13%, 10/15/21	50	54,628
Stanley Black & Decker, Inc., 2.90%, 11/01/22	150	147,888
Trinity Industries, Inc., 4.55%, 10/01/24	250	242,820
Valmont Industries, Inc., 5.00%, 10/01/44	250	252,845

		2,891,796
Media — 1.1%
21st Century Fox America, Inc.:
4.50%, 2/15/21	100	109,459
3.00%, 9/15/22	650	645,615
6.20%, 12/15/34	100	127,689
6.15%, 2/15/41	150	190,898
4.75%, 9/15/44 (d)	250	273,192
CBS Corp., 4.85%, 7/01/42	325	329,389
Cintas Corp. No 2, 4.30%, 6/01/21	25	26,942
Comcast Corp.:
5.15%, 3/01/20	350	396,382
3.60%, 3/01/24	250	262,558
4.25%, 1/15/33	650	688,303
4.20%, 8/15/34	235	245,727
6.45%, 3/15/37	200	266,084
4.65%, 7/15/42	150	164,177
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
3.13%, 2/15/16	100	102,270
3.50%, 3/01/16	250	256,521
2.40%, 3/15/17	250	254,717
3.80%, 3/15/22	250	254,343
4.45%, 4/01/24	250	261,576
5.15%, 3/15/42	150	155,004
Discovery Communications LLC:
4.38%, 6/15/21	50	52,890
3.25%, 4/01/23	50	48,538
4.95%, 5/15/42	50	51,867
4.88%, 4/01/43	150	154,653

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2014	27

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Media (concluded)
Grupo Televisa SAB, 5.00%, 5/13/45	$200	$203,448
The Interpublic Group of Cos., Inc., 4.20%, 4/15/24	250	255,702
NBCUniversal Media LLC:
4.38%, 4/01/21	100	109,980
2.88%, 1/15/23	250	249,753
5.95%, 4/01/41	250	321,479
Omnicom Group, Inc.:
3.63%, 5/01/22	125	128,324
3.65%, 11/01/24	70	70,032
Scripps Networks Interactive, Inc., 3.90%, 11/15/24	250	254,545
Thomson Reuters Corp.:
0.88%, 5/23/16	250	248,705
6.50%, 7/15/18	250	284,142
4.30%, 11/23/23	250	265,953
Time Warner Cable, Inc.:
8.25%, 4/01/19	300	367,243
5.00%, 2/01/20	500	550,992
4.13%, 2/15/21	100	107,019
6.55%, 5/01/37	150	193,123
6.75%, 6/15/39	50	65,364
4.50%, 9/15/42	475	488,273
Time Warner, Inc.:
4.88%, 3/15/20	250	275,082
7.70%, 5/01/32	250	353,210
6.25%, 3/29/41	150	186,261
5.35%, 12/15/43	250	283,944
4.65%, 6/01/44	250	260,643
Viacom, Inc.:
2.50%, 9/01/18	500	504,421
3.13%, 6/15/22	150	145,251
3.25%, 3/15/23	200	193,149
3.88%, 4/01/24	250	250,962
4.38%, 3/15/43	70	64,456
5.85%, 9/01/43	100	111,207
The Walt Disney Co.:
3.75%, 6/01/21	50	54,018
2.35%, 12/01/22	300	294,167
WPP Finance 2010:
4.75%, 11/21/21	100	109,340
3.75%, 9/19/24	250	250,923

		12,819,905
Metals & Mining — 0.5%
Barrick Gold Corp.:
3.85%, 4/01/22	350	336,820
4.10%, 5/01/23	500	486,599
Barrick North America Finance LLC, 5.70%, 5/30/41	50	49,090
BHP Billiton Finance USA Ltd.:
1.63%, 2/24/17	100	100,827
2.05%, 9/30/18	175	175,650
2.88%, 2/24/22	250	249,693
5.00%, 9/30/43	350	396,732
Carpenter Technology Corp., 4.45%, 3/01/23	250	254,605
Freeport-McMoRan Copper & Gold, Inc.:
2.15%, 3/01/17	100	100,165
3.55%, 3/01/22	50	47,256
5.45%, 3/15/43	350	330,951
Corporate Bonds	Par (000)	Value
Metals & Mining (concluded)
Freeport-McMoRan, Inc., 5.40%, 11/14/34	$100	$97,491
Goldcorp, Inc.:
2.13%, 3/15/18	150	148,255
3.63%, 6/09/21	250	250,402
Kinross Gold Corp., 5.95%, 3/15/24 (d)	200	187,668
Newmont Mining Corp.:
3.50%, 3/15/22	450	422,886
4.88%, 3/15/42	50	43,549
Reliance Steel & Aluminum Co., 4.50%, 4/15/23	25	24,501
Rio Tinto Finance USA Ltd.:
2.50%, 5/20/16	50	50,943
4.13%, 5/20/21	150	157,736
5.20%, 11/02/40	350	384,581
Rio Tinto Finance USA PLC:
1.63%, 8/21/17	250	249,897
2.88%, 8/21/22	100	96,146
4.75%, 3/22/42	100	102,378
Southern Copper Corp., 6.75%, 4/16/40	100	104,900
Teck Resources Ltd.:
3.00%, 3/01/19	450	438,614
4.75%, 1/15/22	300	292,413
3.75%, 2/01/23	100	89,629
5.20%, 3/01/42	50	40,882
Vale Overseas Ltd.:
4.38%, 1/11/22	250	239,627
6.88%, 11/21/36	200	210,838
Vale SA, 5.63%, 9/11/42	250	232,853

		6,394,577
Multi-Utilities — 0.3%
CMS Energy Corp., 4.70%, 3/31/43	200	213,147
Consolidated Edison Co. of New York, Inc.:
6.65%, 4/01/19	100	117,707
3.95%, 3/01/43	150	149,600
4.45%, 3/15/44	250	270,368
Series 12-A, 4.20%, 3/15/42	150	155,558
Dominion Resources, Inc.:
1.40%, 9/15/17	250	247,832
3.63%, 12/01/24	250	253,240
4.90%, 8/01/41	50	54,592
ONE Gas, Inc., 4.66%, 2/01/44	250	284,880
San Diego Gas & Electric Co.:
3.60%, 9/01/23	250	262,834
4.30%, 4/01/42	100	108,334
SCANA Corp., 4.13%, 2/01/22	100	103,667
Sempra Energy:
2.30%, 4/01/17	250	254,596
4.05%, 12/01/23	250	264,478
3.55%, 6/15/24	250	252,321

		2,993,154
Multiline Retail — 0.1%
Dollar General Corp., 1.88%, 4/15/18	250	241,573
Kohl’s Corp., 4.00%, 11/01/21	50	51,921
Nordstrom, Inc., 4.00%, 10/15/21	100	106,981
Target Corp.:
2.90%, 1/15/22	150	151,774
4.00%, 7/01/42	350	355,539

		907,788

See Notes to Financial Statements.

28	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2014

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Oil, Gas & Consumable Fuels — 2.9%
Alberta Energy Co., Ltd. 7.38%, 11/01/31	$50	$59,005
Anadarko Petroleum Corp.:
6.38%, 9/15/17	250	277,950
6.45%, 9/15/36	100	120,169
4.50%, 7/15/44	250	242,619
Apache Corp.:
3.25%, 4/15/22	145	142,466
6.00%, 1/15/37	100	108,820
4.75%, 4/15/43	250	234,449
4.25%, 1/15/44	100	87,394
Boardwalk Pipelines LP, 3.38%, 2/01/23	200	182,194
BP Capital Markets PLC:
3.20%, 3/11/16	100	102,696
1.85%, 5/05/17	250	252,053
1.38%, 5/10/18	250	245,562
2.24%, 9/26/18	300	300,848
2.24%, 5/10/19	500	499,393
2.52%, 1/15/20	115	115,134
4.74%, 3/11/21	50	54,425
3.25%, 5/06/22	100	98,304
3.99%, 9/26/23	250	257,234
Buckeye Partners LP, 4.15%, 7/01/23	250	243,645
Canadian Natural Resources Ltd.:
3.45%, 11/15/21	100	98,651
3.80%, 4/15/24	250	245,692
3.90%, 2/01/25	250	246,442
6.25%, 3/15/38	50	55,610
Cenovus Energy, Inc.:
5.70%, 10/15/19	150	165,246
3.00%, 8/15/22	100	93,595
5.20%, 9/15/43	250	240,769
Chevron Corp.:
1.72%, 6/24/18	500	502,527
2.19%, 11/15/19	55	55,203
2.43%, 6/24/20	550	552,657
CNOOC Finance 2013 Ltd., 3.00%, 5/09/23	300	283,922
CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24	500	517,339
ConocoPhillips, 6.50%, 2/01/39	400	531,458
ConocoPhillips Co.:
1.05%, 12/15/17	250	246,803
4.15%, 11/15/34	145	148,782
ConocoPhillips Holding Co., 6.95%, 4/15/29	100	133,218
Continental Resources, Inc.:
5.00%, 9/15/22	250	241,875
4.50%, 4/15/23	300	285,345
DCP Midstream Operating LP:
3.88%, 3/15/23	225	215,311
5.60%, 4/01/44	50	51,119
Devon Energy Corp.:
2.25%, 12/15/18	500	498,198
4.00%, 7/15/21	150	155,104
4.75%, 5/15/42	200	201,336
Diamond Offshore Drilling, Inc., 4.88%, 11/01/43	250	212,979
Ecopetrol SA:
7.63%, 7/23/19	100	114,500
5.88%, 5/28/45	250	231,250
El Paso Pipeline Partners Operating Co. LLC, 5.00%, 10/01/21	200	210,346
Corporate Bonds	Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Enable Midstream Partners LP, 2.40%, 5/15/19 (d)	$350	$340,411
Enbridge Energy Partners LP, 4.20%, 9/15/21	100	104,450
Enbridge, Inc., 3.50%, 6/10/24	65	61,058
Encana Corp., 3.90%, 11/15/21	700	689,872
Energy Transfer Partners LP:
9.70%, 3/15/19	44	55,225
5.20%, 2/01/22	250	267,389
3.60%, 2/01/23	150	145,150
4.90%, 2/01/24	250	261,967
5.95%, 10/01/43	150	164,520
Enterprise Products Operating LLC:
2.55%, 10/15/19	500	494,966
3.90%, 2/15/24	125	127,311
3.75%, 2/15/25	40	40,152
5.95%, 2/01/41	150	176,354
4.45%, 2/15/43	75	74,101
4.85%, 3/15/44	200	208,544
5.10%, 2/15/45	250	268,798
EOG Resources, Inc.:
2.50%, 2/01/16	50	50,903
5.63%, 6/01/19	150	169,261
EQT Corp., 4.88%, 11/15/21	50	54,015
Exxon Mobil Corp., 3.18%, 3/15/24	250	257,912
Hess Corp.:
8.13%, 2/15/19	200	237,958
5.60%, 2/15/41	300	321,698
Husky Energy, Inc., 3.95%, 4/15/22	150	150,522
Kinder Morgan Energy Partners LP:
2.65%, 2/01/19	245	241,402
3.95%, 9/01/22	225	223,101
4.15%, 2/01/24	250	249,360
4.25%, 9/01/24	155	155,312
6.50%, 2/01/37	100	112,403
5.00%, 8/15/42	75	71,278
5.40%, 9/01/44	250	250,512
Kinder Morgan, Inc., 4.30%, 6/01/25	160	160,075
Marathon Oil Corp.:
5.90%, 3/15/18	100	111,150
2.80%, 11/01/22	400	374,599
Marathon Petroleum Corp.:
3.50%, 3/01/16	250	256,186
5.13%, 3/01/21	150	163,956
3.63%, 9/15/24	115	112,700
Murphy Oil Corp., 4.00%, 6/01/22	100	91,925
Nabors Industries, Inc.:
5.00%, 9/15/20	50	49,109
4.63%, 9/15/21	250	234,886
Nexen, Inc., 6.40%, 5/15/37	100	124,555
Noble Energy, Inc.:
4.15%, 12/15/21	150	152,955
5.25%, 11/15/43	250	253,887
Occidental Petroleum Corp., 4.10%, 2/01/21	50	53,062
ONEOK Partners LP:
2.00%, 10/01/17	250	248,604
3.38%, 10/01/22	500	462,831
6.13%, 2/01/41	50	53,786
Petrobras Global Finance BV:
3.25%, 3/17/17	500	471,250
3.00%, 1/15/19	500	442,035

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2014	29

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Petrobras Global Finance BV (concluded):
6.25%, 3/17/24	$250	$237,885
5.63%, 5/20/43	200	163,050
7.25%, 3/17/44	125	123,438
Petrobras International Finance Co.:
5.75%, 1/20/20	400	386,284
5.38%, 1/27/21	500	463,285
Petroleos Mexicanos:
3.50%, 7/18/18	350	354,375
3.13%, 1/23/19	250	250,625
4.88%, 1/24/22	400	418,964
3.50%, 1/30/23	400	382,600
6.50%, 6/02/41	300	344,250
6.38%, 1/23/45	500	566,250
Phillips 66:
4.65%, 11/15/34	355	363,874
5.88%, 5/01/42	100	115,160
Pioneer Natural Resources Co., 3.95%, 7/15/22	150	148,470
Plains All American Pipeline LP/PAA Finance Corp.:
2.85%, 1/31/23	250	236,401
5.15%, 6/01/42	50	52,273
4.70%, 6/15/44	250	248,197
Plains Exploration & Production Co.:
6.13%, 6/15/19	162	175,365
6.50%, 11/15/20	162	175,360
Rowan Cos., Inc.:
4.75%, 1/15/24	50	47,193
5.40%, 12/01/42	100	87,114
Shell International Finance BV:
0.63%, 12/04/15	1,050	1,051,134
4.38%, 3/25/20	100	109,579
6.38%, 12/15/38	300	403,146
5.50%, 3/25/40	50	60,885
4.55%, 8/12/43	200	218,794
Southwestern Energy Co., 4.10%, 3/15/22	100	98,139
Spectra Energy Capital LLC, 3.30%, 3/15/23	150	142,481
Spectra Energy Partners LP, 4.75%, 3/15/24	250	267,980
Statoil ASA:
1.95%, 11/08/18	250	249,941
2.65%, 1/15/24	500	485,716
3.70%, 3/01/24	250	258,834
5.10%, 8/17/40	100	115,664
Suncor Energy, Inc.:
6.10%, 6/01/18	200	224,342
3.60%, 12/01/24	165	163,045
6.50%, 6/15/38	250	307,563
Sunoco Logistics Partners Operations LP:
4.95%, 1/15/43	250	239,565
5.30%, 4/01/44	100	100,795
Talisman Energy, Inc.:
3.75%, 2/01/21	300	290,110
5.50%, 5/15/42	50	47,196
Tennessee Gas Pipeline Co. LLC, 7.50%, 4/01/17	100	111,724
Total Capital Canada Ltd., 2.75%, 7/15/23	150	145,502
Total Capital International SA:
0.75%, 1/25/16	400	400,253
1.50%, 2/17/17	100	100,664
2.13%, 1/10/19	350	351,138
2.75%, 6/19/21	250	250,935
Corporate Bonds	Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
TransCanada PipeLines Ltd.:
4.63%, 3/01/34	$250	$253,630
6.20%, 10/15/37	200	235,867
5.00%, 10/16/43	150	157,157
Valero Energy Corp.:
6.13%, 2/01/20	150	170,116
6.63%, 6/15/37	300	354,198
Weatherford International Ltd.:
6.00%, 3/15/18	150	160,127
9.63%, 3/01/19	250	296,520
5.13%, 9/15/20	50	49,123
5.95%, 4/15/42	350	296,354
The Williams Cos., Inc.:
7.88%, 9/01/21	31	35,810
3.70%, 1/15/23	100	89,809
4.55%, 6/24/24	45	41,849
5.75%, 6/24/44	250	217,464
Williams Partners LP:
4.00%, 11/15/21	250	250,612
4.30%, 3/04/24	250	249,540
3.90%, 1/15/25	250	240,269

		34,637,076
Paper & Forest Products — 0.1%
Celulosa Arauco y Constitucion SA, 4.75%, 1/11/22	50	51,388
Georgia-Pacific LLC, 8.88%, 5/15/31	25	38,744
International Paper Co.:
7.50%, 8/15/21	100	124,657
3.65%, 6/15/24	500	499,641
Westvaco Corp., 8.20%, 1/15/30	100	132,316

		846,746
Personal Products — 0.0%
Colgate-Palmolive Co.:
1.75%, 3/15/19	250	248,281
3.25%, 3/15/24	250	258,361

		506,642
Pharmaceuticals — 0.9%
AbbVie, Inc.:
1.75%, 11/06/17	300	300,652
2.00%, 11/06/18	150	149,497
4.40%, 11/06/42	400	412,668
Actavis Funding SCS, 4.85%, 6/15/44	250	253,684
Actavis, Inc., 3.25%, 10/01/22	150	146,043
Allergan, Inc., 1.35%, 3/15/18	250	243,393
AstraZeneca PLC:
5.90%, 9/15/17	100	112,124
1.95%, 9/18/19	500	498,974
6.45%, 9/15/37	100	134,750
Bristol-Myers Squibb Co.:
1.75%, 3/01/19	250	248,247
2.00%, 8/01/22	250	237,283
Eli Lilly & Co.:
1.95%, 3/15/19	250	251,343
5.50%, 3/15/27	50	60,107
4.65%, 6/15/44	200	224,178
GlaxoSmithKline Capital PLC, 2.85%, 5/08/22	150	150,008
GlaxoSmithKline Capital, Inc.:
0.70%, 3/18/16	250	249,988

See Notes to Financial Statements.

30	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2014

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Pharmaceuticals (concluded)
GlaxoSmithKline Capital, Inc. (concluded):
5.65%, 5/15/18	$100	$112,653
6.38%, 5/15/38	300	399,446
Johnson & Johnson:
2.15%, 5/15/16	100	102,051
2.45%, 12/05/21	450	451,174
4.38%, 12/05/33	250	280,025
4.50%, 9/01/40	100	114,156
Merck & Co., Inc.:
3.88%, 1/15/21	250	270,514
4.15%, 5/18/43	250	265,978
Merck Sharp & Dohme Corp., 5.00%, 6/30/19	500	564,449
Mylan, Inc.:
1.80%, 6/24/16	250	251,508
4.20%, 11/29/23	250	259,108
Novartis Capital Corp.:
4.40%, 4/24/20	100	110,641
3.40%, 5/06/24	650	676,183
Perrigo Co. PLC, 2.30%, 11/08/18	250	249,803
Pfizer, Inc.:
1.10%, 5/15/17	350	349,586
1.50%, 6/15/18	500	499,371
4.30%, 6/15/43	500	535,471
Quest Diagnostics, Inc., 4.25%, 4/01/24	250	257,650
Sanofi, 1.25%, 4/10/18	250	247,614
Teva Pharmaceutical Finance Co. BV:
2.40%, 11/10/16	200	204,134
2.95%, 12/18/22	150	146,109
Series 2, 3.65%, 11/10/21	250	256,180
Zoetis, Inc.:
1.15%, 2/01/16	150	149,866
4.70%, 2/01/43	150	152,666

		10,579,275
Real Estate — 0.2%
ARC Properties Operating Partnership LP/Clark Acquisition LLC, 2.00%, 2/06/17	25	23,827
AvalonBay Communities, Inc., 2.95%, 9/15/22	100	97,412
Boston Properties LP:
3.70%, 11/15/18	200	210,886
3.13%, 9/01/23	250	244,109
Brandywine Operating Partnership LP, 3.95%, 2/15/23	250	252,124
Duke Realty LP, 3.63%, 4/15/23	250	250,970
Host Hotels & Resorts LP, 5.25%, 3/15/22	250	272,828
Liberty Property LP, 4.40%, 2/15/24	250	262,287
Simon Property Group LP:
2.80%, 1/30/17	100	102,975
2.15%, 9/15/17	250	254,238
4.13%, 12/01/21	100	108,782
3.38%, 3/15/22	100	102,942
4.25%, 10/01/44	250	258,698
Ventas Realty LP/Ventas Capital Corp.:
2.70%, 4/01/20	250	247,386
4.25%, 3/01/22	100	105,072

		2,794,536
Real Estate Investment Trusts (REITs) — 0.4%
American Tower Corp.:
3.40%, 2/15/19	250	254,455
Corporate Bonds	Par (000)	Value
Real Estate Investment Trusts (REITs) (concluded)
American Tower Corp. (concluded):
5.05%, 9/01/20	$25	$27,123
4.70%, 3/15/22	100	104,849
3.50%, 1/31/23	150	144,931
DDR Corp., 4.63%, 7/15/22	100	106,751
ERP Operating LP:
4.75%, 7/15/20	100	109,863
4.50%, 7/01/44	150	156,329
Essex Portfolio LP, 3.88%, 5/01/24	100	101,771
HCP, Inc.:
6.00%, 1/30/17	100	109,113
2.63%, 2/01/20	250	247,403
3.15%, 8/01/22	100	98,383
Health Care REIT, Inc.:
4.13%, 4/01/19	200	212,679
5.25%, 1/15/22	50	55,559
Healthcare Realty Trust, Inc., 3.75%, 4/15/23	150	147,230
Hospitality Properties Trust, 5.00%, 8/15/22	200	210,756
Kilroy Realty LP, 6.63%, 6/01/20	250	291,427
Kimco Realty Corp., 3.20%, 5/01/21	250	253,396
Mid-America Apartments LP, 4.30%, 10/15/23	200	210,439
Omega Healthcare Investors, Inc., 5.88%, 3/15/24	250	265,625
Prologis LP, 4.50%, 8/15/17	500	532,808
Realty Income Corp., 4.65%, 8/01/23	250	269,218
Simon Property Group LP, 4.75%, 3/15/42	100	110,300
Weyerhaeuser Co., 7.38%, 3/15/32	350	465,972

		4,486,380
Road & Rail — 0.3%
Burlington Northern Santa Fe LLC:
3.75%, 4/01/24	50	51,998
5.40%, 6/01/41	50	59,646
4.40%, 3/15/42	150	157,364
4.45%, 3/15/43	200	208,949
4.90%, 4/01/44	250	281,085
4.55%, 9/01/44	250	268,328
Canadian National Railway Co.:
1.45%, 12/15/16	50	50,341
2.95%, 11/21/24	305	304,373
3.50%, 11/15/42	100	95,773
Canadian Pacific Railway Ltd., 5.75%, 1/15/42	25	32,062
CSX Corp.:
3.70%, 10/30/20	100	105,532
4.75%, 5/30/42	100	109,828
4.50%, 8/01/54	250	261,827
Norfolk Southern Corp.:
7.70%, 5/15/17	150	171,387
3.00%, 4/01/22	250	251,037
3.85%, 1/15/24	250	262,864
3.95%, 10/01/42	100	98,084
Union Pacific Corp.:
4.16%, 7/15/22	100	109,857
4.30%, 6/15/42	50	53,138
4.75%, 12/15/43	250	283,261

		3,216,734
Semiconductors & Semiconductor Equipment — 0.1%
Applied Materials, Inc., 5.85%, 6/15/41	50	60,590

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2014	31

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Semiconductors & Semiconductor Equipment (concluded)
Intel Corp.:
1.35%, 12/15/17	$300	$299,561
4.80%, 10/01/41	300	329,472
KLA-Tencor Corp., 4.65%, 11/01/24	305	315,750
Maxim Integrated Products, Inc., 3.38%, 3/15/23	100	98,535
Seagate HDD Cayman:
3.75%, 11/15/18 (d)	125	128,281
4.75%, 6/01/23	250	259,662
Xilinx, Inc., 3.00%, 3/15/21	75	74,856

		1,566,707
Software — 0.3%
Autodesk, Inc., 1.95%, 12/15/17	75	75,233
CA, Inc., 4.50%, 8/15/23	170	178,158
Microsoft Corp.:
1.63%, 12/06/18	250	250,272
3.00%, 10/01/20	50	52,128
5.30%, 2/08/41	100	122,685
3.75%, 5/01/43	150	149,460
Oracle Corp.:
1.20%, 10/15/17	750	747,331
5.75%, 4/15/18	150	169,570
2.25%, 10/08/19	500	503,572
3.88%, 7/15/20	100	107,452
4.30%, 7/08/34	250	267,668
5.38%, 7/15/40	150	179,941
4.50%, 7/08/44	250	271,544
Symantec Corp., 2.75%, 6/15/17	150	152,212

		3,227,226
Specialty Retail — 0.4%
Advance Auto Parts, Inc., 4.50%, 12/01/23	250	264,907
AutoZone, Inc.:
3.70%, 4/15/22	50	51,422
3.13%, 7/15/23	250	245,878
Bed Bath & Beyond, Inc., 5.17%, 8/01/44	250	261,572
The Home Depot, Inc.:
2.00%, 6/15/19	350	350,858
4.40%, 4/01/21	150	166,872
5.88%, 12/16/36	100	130,600
4.20%, 4/01/43	250	260,655
4.40%, 3/15/45	250	273,229
Lowe’s Cos., Inc.:
1.63%, 4/15/17	200	201,579
4.63%, 4/15/20	100	110,240
3.12%, 4/15/22	100	102,324
5.00%, 9/15/43	150	175,480
4.25%, 9/15/44	250	264,007
Macy’s Retail Holdings, Inc.:
5.90%, 12/01/16	11	11,935
3.88%, 1/15/22	300	311,811
4.38%, 9/01/23	200	214,847
3.63%, 6/01/24	250	252,942
QVC, Inc., 5.45%, 8/15/34	200	195,154
Staples, Inc., 2.75%, 1/12/18	150	149,843
Tiffany & Co., 3.80%, 10/01/24 (d)	150	150,903

		4,147,058
Technology Hardware, Storage & Peripherals — 0.2%
Apple, Inc.:
1.00%, 5/03/18	500	492,580
Corporate Bonds	Par (000)	Value
Technology Hardware, Storage & Peripherals (concluded)
Apple, Inc. (concluded):
3.85%, 5/04/43	$250	$250,181
4.45%, 5/06/44	250	275,492
EMC Corp.:
1.88%, 6/01/18	250	249,150
2.65%, 6/01/20	250	248,797
Hewlett-Packard Co.:
3.30%, 12/09/16	150	154,909
2.75%, 1/14/19	500	500,639
4.65%, 12/09/21	100	107,077
6.00%, 9/15/41	150	168,713
NetApp, Inc.:
2.00%, 12/15/17	350	351,960
3.38%, 6/15/21	105	105,273

		2,904,771
Textiles, Apparel & Luxury Goods — 0.0%
VF Corp., 3.50%, 9/01/21	100	105,738
Tobacco — 0.3%
Altria Group, Inc.:
9.70%, 11/10/18	187	237,454
9.25%, 8/06/19	45	57,836
2.63%, 1/14/20	250	250,726
2.85%, 8/09/22	250	242,924
10.20%, 2/06/39	33	57,458
4.50%, 5/02/43	150	151,058
5.38%, 1/31/44	70	79,682
Lorillard Tobacco Co., 6.88%, 5/01/20	250	294,469
Philip Morris International, Inc.:
1.13%, 8/21/17	250	248,947
1.88%, 1/15/19	250	248,484
4.13%, 5/17/21	50	54,371
2.63%, 3/06/23	250	242,827
3.25%, 11/10/24	125	125,061
4.50%, 3/20/42	50	52,788
3.88%, 8/21/42	100	94,939
4.13%, 3/04/43	200	196,051
Reynolds American, Inc.:
4.75%, 11/01/42	150	145,583
6.15%, 9/15/43	150	173,951

		2,954,609
Trading Companies & Distributors — 0.1%
GATX Corp.:
1.25%, 3/04/17	500	495,146
2.38%, 7/30/18	150	150,967

		646,113
Transportation Infrastructure — 0.1%
Ryder System, Inc.:
2.50%, 3/01/17	150	152,120
2.35%, 2/26/19	500	496,550

		648,670
Water Utilities — 0.0%
United Utilities PLC, 5.38%, 2/01/19	50	54,387
Wireless Telecommunication Services — 0.2%
America Movil SAB de CV:
2.38%, 9/08/16	500	506,860
5.00%, 3/30/20	200	220,548

See Notes to Financial Statements.

32	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2014

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Wireless Telecommunication Services (concluded)
America Movil SAB de CV (concluded):
4.38%, 7/16/42	$350	$335,300
Rogers Communications, Inc.:
3.00%, 3/15/23	150	145,279
5.00%, 3/15/44	250	273,392
Vodafone Group PLC:
1.63%, 3/20/17	250	249,885
7.88%, 2/15/30	100	138,383
4.38%, 2/19/43	450	438,564

		2,308,211
Total Corporate Bonds — 25.0%		298,307,881

Foreign Agency Obligations
Brazilian Government International Bond:
8.00%, 1/15/18	97	106,312
5.88%, 1/15/19	250	278,750
4.88%, 1/22/21	650	690,625
2.63%, 1/05/23	250	227,500
4.25%, 1/07/25	500	500,000
5.63%, 1/07/41	300	323,250
5.00%, 1/27/45	250	245,000
Canada Government International Bond, 1.63%, 2/27/19	500	501,530
Colombia Government International Bond:
4.38%, 7/12/21	250	264,375
2.63%, 3/15/23	250	232,125
4.00%, 2/26/24	250	255,625
7.38%, 9/18/37	100	134,750
5.63%, 2/26/44	200	225,000
Corporacion Andina de Fomento, 1.50%, 8/08/17	143	142,115
Council of Europe Development Bank, 1.00%, 3/07/18	250	247,433
European Bank for Reconstruction & Development, 1.00%, 2/16/17	250	250,911
European Investment Bank:
2.50%, 5/16/16	100	102,620
0.50%, 8/15/16	1,250	1,247,312
5.13%, 9/13/16	225	241,778
1.25%, 10/14/16	100	100,950
1.75%, 3/15/17	500	509,529
0.88%, 4/18/17	1,000	998,731
1.63%, 6/15/17	500	507,525
1.00%, 8/17/17	500	499,140
1.00%, 3/15/18	250	247,533
1.00%, 6/15/18	250	246,538
1.88%, 3/15/19	500	505,035
1.75%, 6/17/19	500	501,305
Export Development Canada, 1.75%, 8/19/19	500	501,250
Hydro-Quebec, 2.00%, 6/30/16	350	356,706
Inter-American Development Bank:
1.38%, 10/18/16	250	252,765
1.25%, 1/16/18	1,000	1,000,709
0.88%, 3/15/18	1,000	986,805
1.75%, 10/15/19	500	501,659
International Bank for Reconstruction & Development:
0.50%, 4/15/16	750	749,437
Foreign Agency Obligations	Par (000)	Value
International Bank for Reconstruction & Development (concluded):
1.00%, 9/15/16	$75	$75,375
Series GDIF, 0.50%, 5/16/16	1,000	998,456
Series GDIF, 0.63%, 10/14/16	1,250	1,247,475
International Finance Corp.:
0.63%, 10/03/16	1,000	1,002,207
1.75%, 9/16/19	500	500,360
Israel Government International Bond, 4.50%, 1/30/43	200	204,160
Italian Government International Bond:
6.88%, 9/27/23	100	126,219
5.38%, 6/15/33	250	298,234
Japan Bank for International Cooperation, 2.13%, 2/07/19	200	203,514
KFW:
2.63%, 2/16/16	100	102,431
1.25%, 2/15/17	750	756,105
0.75%, 3/17/17	1,000	996,970
2.75%, 10/01/20	500	522,270
Mexico Government International Bond:
5.63%, 1/15/17	500	542,500
8.13%, 12/30/19	100	127,750
5.13%, 1/15/20	100	110,250
3.63%, 3/15/22	500	510,750
6.75%, 9/27/34	150	195,900
6.05%, 1/11/40	300	366,900
4.75%, 3/08/44	450	469,125
5.55%, 1/21/45	525	610,312
Nordic Investment Bank, 0.50%, 4/14/16	500	499,835
Panama Government International Bond:
5.20%, 1/30/20	350	385,875
6.70%, 1/26/36	350	452,375
Peruvian Government International Bond:
7.35%, 7/21/25	400	531,000
8.75%, 11/21/33	191	297,483
Philippine Government International Bond:
4.00%, 1/15/21	500	542,500
4.20%, 1/21/24	500	542,500
7.75%, 1/14/31	500	720,000
Poland Government International Bond:
6.38%, 7/15/19	250	292,500
3.00%, 3/17/23	200	199,171
4.00%, 1/22/24	250	265,313
Province of Ontario Canada:
2.30%, 5/10/16	100	102,205
1.20%, 2/14/18	750	743,752
2.00%, 9/27/18	500	505,920
2.00%, 1/30/19	500	505,055
4.40%, 4/14/20	200	222,572
Province of Quebec Canada:
5.00%, 3/01/16	350	367,871
2.63%, 2/13/23	250	249,694
Republic of Korea, 4.13%, 6/10/44	250	291,210
South Africa Government International Bond:
4.67%, 1/17/24	200	207,000
5.38%, 7/24/44	200	211,250
Svensk Exportkredit AB:
2.13%, 7/13/16	200	204,398
1.88%, 6/17/19	500	502,440

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2014	33

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Foreign Agency Obligations	Par (000)	Value
Turkey Government International Bond:
7.50%, 11/07/19	$500	$586,125
5.63%, 3/30/21	500	549,375
3.25%, 3/23/23	750	711,562
5.75%, 3/22/24	700	782,250
6.88%, 3/17/36	250	309,063
6.00%, 1/14/41	500	567,500
Uruguay Government International Bond:
8.00%, 11/18/22	150	197,625
4.50%, 8/14/24	250	262,500
5.10%, 6/18/50	250	253,750
Total Foreign Agency Obligations — 3.2%		37,711,560

Municipal Bonds
American Municipal Power, Inc., RB, Build America Bonds, Combined Hydroelectric Projects, Series B, 7.83%, 2/15/41	150	227,617
Bay Area Toll Authority, RB, Build America Bonds, San Francisco Toll Bridge:
Series S-1, 7.04%, 4/01/50	100	148,875
Series S-1, 6.92%, 4/01/40	100	140,307
Series S-3, 6.91%, 10/01/50	200	295,252
Chicago Transit Authority, RB, Series A, 6.90%, 12/01/40	100	125,996
City & County of Denver Colorado School District No. 1, COP, Refunding, Series B, 4.24%, 12/15/37	50	51,410
City & County of San Francisco California Public Utilities Commission Water Revenue, RB, Build America Bonds, Sub-Series G, 6.95%, 11/01/50	100	148,124
City of New York New York, GO, 5.97%, 3/01/36	100	128,357
City of New York New York Transitional Finance Authority, RB, Build America Bonds, Future Tax Secured, Sub-Series B-1, 5.57%, 11/01/38	100	124,862
City Public Service Board of San Antonio Texas, RB, 4.43%, 2/01/42	100	110,585
Commonwealth of Massachusetts, GO, Build America Bonds, 5.46%, 12/01/39	100	125,500
Commonwealth of Pennsylvania, GO, Build America Bonds, 4.65%, 2/15/26	100	110,590
County of Sonoma California, Refunding RB, Series A, 6.00%, 12/01/29	100	117,643
Dallas Area Rapid Transit, RB, Build America Bonds, Senior Lien, Series B, 5.02%, 12/01/48	160	195,930
District of Columbia, RB, Series E, 5.59%, 12/01/34	200	245,886
East Bay Municipal Utility District, RB, Build America Bonds, 5.87%, 6/01/40	100	133,226
Florida Hurricane Catastrophe Fund Finance Corp., RB, Series A, 3.00%, 7/01/20	100	101,627
Illinois State Toll Highway Authority, RB, Build America Bonds, 5.85%, 12/01/34	100	129,788
JobsOhio Beverage System, Refunding RB, Series B, 4.53%, 1/01/35	100	108,679
Los Angeles Community College District, GO, 6.75%, 8/01/49	100	147,706
Municipal Bonds	Par (000)	Value
Los Angeles County Metropolitan Transportation Authority, RB, 5.74%, 6/01/39	$100	$125,551
Los Angeles Department of Water & Power, RB, Build America Bonds:
5.72%, 7/01/39	100	127,185
6.60%, 7/01/50	90	132,572
Los Angeles Unified School District, GO, 6.76%, 7/01/34	150	209,139
Massachusetts Institute of Technology, 4.68%, 7/01/14	300	346,959
Massachusetts School Building Authority, RB, 5.72%, 8/15/39	100	128,433
Metropolitan Transportation Authority, RB, Build America Bonds, Series C-1, 6.69%, 11/15/40	305	420,503
Metropolitan Water Reclamation District of Greater Chicago, GO, Build America Bonds, 5.72%, 12/01/38	150	186,026
Municipal Electric Authority of Georgia Plant Vogtle Units 3 & 4, Refunding RB, Build America Bonds, Series A, 6.64%, 4/01/57	125	166,876
New Jersey EDA, RB, Series A (NPFGC), 7.43%, 2/15/29	200	254,566
New Jersey EDA, Refunding RB, Series Q, 1.10%, 6/15/16	400	400,124
New Jersey State Turnpike Authority, RB, Build America Bonds, Series F, 7.41%, 1/01/40	400	603,192
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Future Tax Secured, Build America Bonds, 5.77%, 8/01/36	100	125,318
New York City Water & Sewer System, RB, Build America Bonds, 2nd General Resolution, Fiscal 2020, Series DD, 5.95%, 6/15/42	115	154,513
New York State Dormitory Authority, RB, Build America Bonds, Series H, 5.43%, 3/15/39	135	165,455
New York State Urban Development Corp., RB, 5.77%, 3/15/39	200	246,726
North Texas Tollway Authority, RB, Build America Bonds, Series B, 6.72%, 1/01/49	100	145,285
Ohio State University, RB, Build America Bonds, Series C, 4.91%, 6/01/40	100	122,072
Ohio State Water Development Authority, RB, Build America Bonds, Series B-2, 4.88%, 12/01/34	100	112,237
Port Authority of New York & New Jersey, RB:
158th Series, 5.86%, 12/01/24	100	123,397
159th Series, 6.04%, 12/01/29	200	258,092
182nd Series, 5.31%, 8/01/46	100	109,394
Port Authority of New York & New Jersey, Refunding RB, 174th Series, 4.46%, 10/01/62	100	105,534
San Diego County Water Authority, RB, Build America Bonds, Series B, 6.14%, 5/01/49	100	135,836
Santa Clara Valley Transportation Authority, RB, Build America Bonds, Series A, 5.88%, 4/01/32	100	121,378
State of California, GO, Build America Bonds, Various Purpose:
7.50%, 4/01/34	145	216,992
7.55%, 4/01/39	675	1,040,472
7.35%, 11/01/39	100	147,626
7.60%, 11/01/40	200	316,618
State of Connecticut, GO, Build America Bonds, Series D, 5.09%, 10/01/30	150	170,996

See Notes to Financial Statements.

34	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2014

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
State of Illinois, GO:
5.67%, 3/01/18	$200	$219,754
Pension, 5.10%, 6/01/33	600	598,722
State of Oregon, GO, Pension, 5.76%, 6/01/23	100	116,742
State of Texas, GO, Build America Bonds, Series A, 5.52%, 4/01/39	100	131,684
State of Washington, GO, Build America Bonds, Series D, 5.48%, 8/01/39	100	125,327
Texas Transportation Commission, RB, 1st Tier, Build America Bonds, Series B, 5.18%, 4/01/30	200	239,958
University of California, RB, Series AD, 4.86%, 5/15/12	300	318,174
University of California, Refunding RB, Series AJ, 4.60%, 5/15/31	150	164,604
University of California Medical Center, RB, Build America Bonds, Series H, 6.55%, 5/15/48	50	68,720
University of North Carolina at Chapel Hill, Refunding RB, 3.85%, 12/01/34	400	422,260
University of Virginia, RB, Build America Bonds, 6.20%, 9/01/39	140	199,749
Virginia Commonwealth Transportation Board, RB, Build America Bonds, Series A-2, 5.35%, 5/15/35	75	89,304
Total Municipal Bonds — 1.0%		12,532,025

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 1.6%
Bear Stearns Commercial Mortgage Securities Trust:
Series 2006-PW14, Class A4, 5.20%, 12/11/38	1,350	1,430,646
Series 2007-PW16, Class AM, 5.71%, 6/11/40 (c)	700	762,941
Series 2007-T26, Class A4, 5.47%, 1/12/45 (c)	1,279	1,369,844
Citigroup Commercial Mortgage Trust:
Series 2013-GC17, Class A4, 4.13%, 11/10/46	750	814,143
Series 2014-GC25, Class A4, 3.64%, 10/10/47 (c)	500	520,239
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.32%, 12/11/49	600	635,257
Commercial Mortgage Trust:
Series 2006-C7, Class AM, 5.78%, 6/10/46 (c)	750	792,232
Series 2013-CR09, Class A4, 4.24%, 7/10/45 (c)	700	768,854
Series 2013-CR12, Class A4, 4.05%, 10/10/46	300	323,442
Series 2014-UBS2, Class A5, 3.96%, 3/10/47	500	535,567
Credit Suisse Commercial Mortgage Trust Series, Series 2006-C4, Class A3, 5.47%, 9/15/39	829	872,550
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.74%, 12/10/49	350	379,066
Non-Agency Mortgage-Backed Securities	Par (000)	Value
GS Mortgage Securities Corp. II, Series 2012-GCJ9, Class A3, 2.77%, 11/10/45	$250	$248,531
GS Mortgage Securities Trust (c):
Series 2006-GG6, Class AM, 5.55%, 4/10/38	500	519,261
Series 2007-GG10, Class A4, 5.80%, 8/10/45	271	293,211
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2006-LDP9, Class A3, 5.34%, 5/15/47	885	940,241
Series 2011-C5, Class A3, 4.17%, 8/15/46	650	702,222
Series 2012-LC9, Class A3, 2.48%, 12/15/47	300	300,539
Series 2013-C16, Class A2, 3.07%, 12/15/46	850	880,999
Series 2014-C19, Class A2, 3.05%, 4/15/47	300	310,796
Series 2014-C20, Class A5, 3.80%, 7/15/47	1,400	1,485,190
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A3, 5.87%, 9/15/45 (c)	263	288,996
ML-CFC Commercial Mortgage Trust:
Series 2006-4, Class A3, 5.17%, 12/12/49	484	512,386
Series 2007-9, Class AM, 5.86%, 9/12/49 (c)	675	738,268
Morgan Stanley Capital I Trust, Series 2007-IQ14, Class A4, 5.69%, 4/15/49 (c)	1,500	1,615,077
Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class A4, 4.22%, 7/15/46 (c)	200	218,387
WFRBS Commercial Mortgage Trust, Series 2013-C11, Class A5, 3.07%, 3/15/45	500	506,685
Total Non-Agency Mortgage-Backed Securities — 1.6%		18,765,570

U.S. Government Sponsored Agency Securities
Agency Obligations — 2.7%
Fannie Mae:
0.50%, 3/30/16	3,000	3,017,745
0.88%, 12/20/17 - 5/21/18	4,828	4,764,225
1.13%, 4/27/17	2,310	2,322,885
6.25%, 5/15/29	2,850	3,970,771
6.63%, 11/15/30	149	221,243
7.25%, 5/15/30	550	856,033
Federal Home Loan Bank:
0.63%, 12/28/16	5,000	4,987,145
5.50%, 7/15/36	100	137,143
Financing Corp., 8.60%, 9/26/19	200	260,168
Freddie Mac:
0.50%, 5/13/16	5,000	5,001,760
0.88%, 3/07/18	1,500	1,481,930
1.75%, 5/30/19	420	422,328

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2014	35

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)	Value
Agency Obligations (concluded)
Freddie Mac (concluded):
2.00%, 8/25/16	$750	$767,908
2.38%, 1/13/22	3,130	3,162,220
4.88%, 6/13/18	250	279,469
Tennessee Valley Authority:
3.50%, 12/15/42	140	138,446
6.25%, 12/15/17	400	458,449

		32,249,868
Commercial Mortgage-Backed Securities — 0.4%
Fannie Mae, Series 2014-M6, Class A2, 2.68%, 5/25/21 (c)	150	152,348
Freddie Mac:
Series K003, Class A5, 5.09%, 3/25/19	300	336,793
Series K004, Class A1, 3.41%, 5/25/19	524	548,292
Series K006, Class A1, 3.40%, 7/25/19	460	481,224
Series K713, Class A2, 2.31%, 3/25/20	300	303,302
Series K014, Class A1, 2.79%, 10/25/20	143	147,810
Series K013, Class A2, 3.97%, 1/25/21 (c)	500	545,546
Series K017, Class A2, 2.87%, 12/25/21	500	515,164
Series K026, Class A2, 2.51%, 11/25/22	200	199,499
Series K031, Class A2, 3.30%, 4/25/23 (c)	100	105,039
Series K033, Class A2, 3.06%, 7/25/23 (c)	100	103,233
Series K034, Class A2, 3.53%, 7/25/23 (c)	1,400	1,494,787
Series K038, Class A1, 2.60%, 10/25/23	244	249,269
Series K037, Class A2, 3.49%, 1/25/24	200	212,814

		5,395,120
Mortgage-Backed Securities — 29.8%
Fannie Mae Mortgage-Backed Securities:
1.92%, 4/01/43 (c)	403	414,422
1.93%, 5/01/43 (c)	1,008	1,036,518
2.07%, 6/01/43 (c)	905	911,123
2.49%, 8/01/42 (c)	326	334,866
2.50%, 9/01/28 - 1/01/45 (f)	13,709	13,900,097
2.78%, 8/01/41 (c)	115	120,866
3.00%, 1/01/27 - 1/01/45 (f)	42,945	43,814,011
3.16%, 11/01/40 (c)	57	60,135
3.50%, 2/01/26 - 1/01/45 (f)	34,506	36,108,357
4.00%, 10/01/25 - 1/01/45 (f)	39,325	41,969,022
4.50%, 5/01/24 - 1/01/45 (f)	17,717	19,188,584
5.00%, 1/01/19 - 1/01/45 (f)	17,526	19,343,427
5.50%, 3/01/34 - 1/01/45 (f)	6,812	7,617,014
6.00%, 3/01/34 - 1/01/45 (f)	8,086	9,169,287
6.50%, 7/01/32	237	273,790
7.00%, 2/01/32	42	45,355
Freddie Mac Mortgage-Backed Securities:
1.76%, 6/01/43 (c)	232	235,844
2.50%, 7/01/28 - 1/01/30 (f)	5,976	6,079,548
3.00%, 3/01/27 - 1/01/45 (f)	15,724	16,062,706
3.23%, 8/01/41 (c)	70	74,229
3.32%, 9/01/40 (c)	81	85,897
3.50%, 1/01/30 - 1/01/45 (f)	23,344	24,358,196
4.00%, 5/01/19 - 1/01/45 (f)	19,355	20,634,618
4.50%, 4/01/18 - 1/01/45 (f)	14,498	15,715,604
5.00%, 10/01/18 - 1/01/45 (f)	2,371	2,612,720
5.50%, 6/01/35 - 1/01/45 (f)	2,869	3,210,148
6.50%, 6/01/31	102	115,396
8.00%, 12/01/24	230	257,846
U.S. Government Sponsored Agency Securities	Par (000)	Value
Mortgage-Backed Securities (concluded)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 5/15/43 - 1/01/45 (f)	$9,138	$9,342,805
3.50%, 9/20/42 - 1/01/45 (f)	24,383	25,614,071
4.00%, 3/15/41 - 1/01/45 (f)	15,407	16,516,248
4.50%, 7/15/39 - 1/01/45 (f)	10,113	11,064,410
5.00%, 11/15/39 - 1/01/45 (f)	6,369	7,021,693
5.50%, 12/15/32 - 7/20/40	810	907,007
6.00%, 3/15/35 - 10/20/38	507	580,279
6.50%, 9/15/36	230	262,856
7.50%, 12/15/23	231	267,887

		355,326,882
Total U.S. Government Sponsored Agency Securities — 32.9%		392,971,870

U.S. Treasury Obligations
U.S. Treasury Bonds:
8.75%, 5/15/17	2,100	2,490,304
8.75%, 5/15/20	500	681,406
8.75%, 8/15/20	400	549,781
6.25%, 8/15/23	50	66,574
7.63%, 2/15/25	375	561,738
6.50%, 11/15/26	400	575,781
6.13%, 11/15/27	2,080	2,958,800
6.13%, 8/15/29	1,000	1,462,109
5.38%, 2/15/31	1,500	2,090,742
4.50%, 2/15/36	3,816	5,089,888
4.75%, 2/15/37	1,000	1,379,453
4.38%, 2/15/38	2,500	3,271,290
4.50%, 5/15/38	1,000	1,332,422
3.50%, 2/15/39	1,300	1,493,071
4.25%, 5/15/39	2,775	3,566,960
4.50%, 8/15/39	1,700	2,265,515
4.38%, 11/15/39	300	393,375
4.63%, 2/15/40	730	992,344
4.38%, 5/15/40	250	328,652
3.88%, 8/15/40	360	439,481
4.25%, 11/15/40	1,428	1,848,590
4.75%, 2/15/41	200	279,484
4.38%, 5/15/41	610	809,108
3.75%, 8/15/41	1,550	1,868,113
3.13%, 11/15/41	400	431,688
3.13%, 2/15/42	4,850	5,220,947
3.00%, 5/15/42	480	504,525
2.75%, 8/15/42	750	749,766
2.75%, 11/15/42	4,200	4,195,733
3.13%, 2/15/43	3,050	3,274,700
2.88%, 5/15/43	250	255,703
3.63%, 8/15/43	2,500	2,940,040
3.75%, 11/15/43	1,700	2,043,585
3.63%, 2/15/44	1,000	1,176,797
3.38%, 5/15/44	1,600	1,801,250
3.00%, 11/15/44	4,900	5,149,596
U.S. Treasury Notes:
0.38%, 1/15/16	5,800	5,803,625
2.00%, 1/31/16	5,400	5,496,185
4.50%, 2/15/16	1,200	1,255,594
0.25%, 2/29/16	8,000	7,990,000

See Notes to Financial Statements.

36	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2014

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

U.S. Treasury Obligations	Par (000)	Value
U.S. Treasury Notes (continued):
0.38%, 3/15/16	$2,500	$2,500,195
0.25%, 4/15/16	1,000	998,438
2.00%, 4/30/16	6,679	6,819,887
2.63%, 4/30/16	5,000	5,146,095
0.50%, 6/30/16	5,500	5,501,716
1.50%, 6/30/16	500	507,539
0.63%, 8/15/16	5,500	5,509,025
0.63%, 10/15/16	7,000	7,002,184
4.63%, 11/15/16	250	268,594
0.50%, 11/30/16	5,000	4,987,500
2.75%, 11/30/16	5,135	5,338,392
0.63%, 12/15/16	4,000	3,998,124
0.88%, 12/31/16	9,750	9,786,562
3.25%, 12/31/16	4,500	4,726,759
0.88%, 1/31/17	7,600	7,621,972
0.63%, 2/15/17	7,700	7,680,750
4.63%, 2/15/17	650	703,219
0.88%, 2/28/17	2,950	2,957,145
1.00%, 3/31/17	5,000	5,021,095
0.88%, 4/15/17	4,000	4,005,312
0.63%, 5/31/17	22,500	22,371,682
2.50%, 6/30/17	4,790	4,978,606
0.88%, 7/15/17	4,000	3,995,312
0.50%, 7/31/17	900	889,805
4.75%, 8/15/17	3,800	4,172,875
0.63%, 8/31/17	5,521	5,468,379
1.88%, 8/31/17	1,870	1,912,952
1.00%, 9/15/17	9,000	9,004,923
1.88%, 10/31/17	5,000	5,117,580
0.88%, 11/15/17	14,000	13,933,276
2.25%, 11/30/17	7,000	7,238,987
2.63%, 1/31/18	2,000	2,088,594
0.75%, 2/28/18	4,500	4,438,125
2.75%, 2/28/18	1,300	1,362,461
0.63%, 4/30/18	1,500	1,469,532
4.00%, 8/15/18	500	548,321
1.38%, 9/30/18	2,400	2,397,749
1.25%, 10/31/18	700	695,461
1.75%, 10/31/18	2,250	2,278,476
1.38%, 12/31/18	1,030	1,025,977
1.50%, 12/31/18	4,815	4,821,394
1.25%, 1/31/19	6,400	6,338,502
1.63%, 3/31/19	1,500	1,506,680
1.25%, 4/30/19	4,300	4,249,944
1.13%, 5/31/19	1,880	1,846,660
1.00%, 6/30/19	2,000	1,951,718
1.63%, 6/30/19	2,000	2,005,000
0.88%, 7/31/19	1,500	1,453,476
1.00%, 8/31/19	2,300	2,237,288
1.63%, 8/31/19	2,000	2,002,188
3.38%, 11/15/19	3,100	3,358,413
1.50%, 11/30/19	8,500	8,446,212
1.13%, 12/31/19	4,750	4,632,362
1.63%, 12/31/19	11,000	10,983,676
3.63%, 2/15/20	500	548,203
1.25%, 2/29/20	6,200	6,067,766
1.13%, 3/31/20	1,500	1,457,109
1.13%, 4/30/20	2,700	2,619,632
1.38%, 5/31/20	4,400	4,318,186
2.00%, 7/31/20	3,500	3,543,750
U.S. Treasury Notes (concluded):
2.63%, 8/15/20	$750	$783,223
2.13%, 8/31/20	4,000	4,070,936
1.75%, 10/31/20	500	497,774
2.00%, 11/30/20	8,300	8,372,625
2.38%, 12/31/20	1,500	1,544,414
2.13%, 1/31/21	2,800	2,842,000
3.63%, 2/15/21	2,310	2,544,608
2.00%, 2/28/21	5,500	5,537,812
2.25%, 3/31/21	7,500	7,657,035
2.00%, 8/31/21	4,500	4,513,712
2.13%, 9/30/21	4,900	4,955,125
2.00%, 11/15/21	3,700	3,713,586
1.88%, 11/30/21	11,000	10,935,551
1.75%, 5/15/22	2,900	2,850,836
1.63%, 11/15/22	1,000	970,078
2.00%, 2/15/23	1,100	1,095,875
1.75%, 5/15/23	1,000	973,672
2.75%, 11/15/23	2,500	2,631,835
2.50%, 5/15/24	2,300	2,369,359
2.38%, 8/15/24	7,500	7,638,870
2.25%, 11/15/24	7,000	7,047,033
Total U.S. Treasury Obligations — 36.0%		429,488,409
Preferred Securities
Capital Trusts — 0.0%
The Chubb Corp., 6.00%, 5/11/37	50	65,336
Total Preferred Securities — 0.0%		65,336
Total Long-Term Investments (Cost — $1,178,323,986) — 100.2%		1,195,371,680

Short-Term Securities	Shares
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.15%, 12/31/30 (a)(g)	251,106,435	251,106,435
Total Short-Term Securities (Cost — $251,106,435) — 21.1%		251,106,435
Total Investments Before TBA Sale Commitments (Cost — $1,429,430,421) — 121.3%		1,446,478,115

TBA Sale Commitments	Par (000)
Fannie Mae Mortgage-Backed Securities, 5.50%, 1/1/45 (f)	$1,823	(2,038,912)
Total TBA Sale Commitments (Proceeds — $2,037,772) — 0.2%		(2,038,912)
Total Investments, Net of TBA Sale Commitments — 121.1%		1,444,439,203
Liabilities in Excess of Other Assets — (21.1)%		(251,946,266)

Net Assets — 100.0%		$1,192,492,937

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2014	37

Schedule of Investments (continued)	Bond Index Master Portfolio

Notes to Schedule of Investments

(a)	During the year ended December 31, 2014, Investments in issuers considered to be an affiliate of the Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Par Held at December 31, 2013	Shares/Par Purchased	Shares/Par Sold	Shares/Par Held at December 31, 2014	Value at December 31, 2014	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	357,052,651	—	(105,946,216)[1]	251,106,435	$251,106,435	$359,719
BlackRock Cash Funds: Prime, SL Agency Shares[2]	33,770,973	—	(33,770,973)[1]	—	—	$38,230
PNC Bank NA, 2.20%, 1/28/19	—	$500	—	$500	$500,263	$1,955
PNC Bank NA, 2.25%, 7/02/19	—	$350	—	$350	$349,462	$3,894
PNC Bank NA, 2.95%, 1/30/23	$250	—	—	$250	$244,298	$7,375
PNC Funding Corp, 5.63%, 2/01/17	$150	—	—	$150	$161,885	$8,438
PNC Funding Corp, 3.30%, 3/08/22	$150	—	—	$150	$154,263	$4,950
[1] Represents net shares sold.
[2] No longer held by Bond Index Master Portfolio as of report date.

(b)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

(c)	Variable rate security. Rate shown is as of report date.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Security is perpetual in nature and has no stated maturity date.

(f)	Represents or includes a TBA transaction. As of December 31, 2014, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Barclays Capital, Inc.	$3,545,031	$24,772
Citigroup Global Markets, Inc.	$26,052,508	$186,837
Credit Suisse Securities (USA) LLC	$48,445,774	$195,233
Deutsche Bank Securities, Inc.	$64,776,742	$182,434
Goldman Sachs & Co.	$13,911,350	$81,188
J.P. Morgan Securities LLC	$18,247,127	$26,190
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$18,573,742	$32,012
Morgan Stanley & Co. LLC	$4,032,339	$6,817
Nomura Securities International, Inc.	$31,024,094	$117,244
RBC Capital Markets, LLC	$1,705,854	$16,063
Wells Fargo Securities, LLC	$6,506,355	$14,087

(g)	Represents the current yield as of report date.

•

For Master Portfolio compliance purposes, the Master Portfolio‘s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Master Portfolio’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

38	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2014

Schedule of Investments (concluded)	Bond Index Master Portfolio

As of December 31, 2014, the following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$5,529,029	—	$5,529,029
Corporate Bonds	—	298,307,881	—	298,307,881
Foreign Agency Obligations	—	37,711,560	—	37,711,560
Municipal Bonds	—	12,532,025	—	12,532,025
Non-Agency Mortgage-Backed Securities	—	18,765,570	—	18,765,570
U.S. Government Sponsored Agency Securities	—	392,971,870	—	392,971,870
U.S. Treasury Obligations	—	429,488,409	—	429,488,409
Preferred Securities	—	65,336	—	65,336
Short-Term Securities:
Money Market Funds	$251,106,435	—	—	251,106,435
Liabilities:
Investments:
TBA Sale Commitments	—	(2,038,912)	—	(2,038,912)

Total	$251,106,435	$1,193,332,768	—	$1,444,439,203

[1] See above Schedule of Investments for values in each sector and industry

The Master Portfolio may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of December 31, 2014, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Cash received as collateral for TBA commitments	—	$(228,000)	—	$(228,000)
During the year ended December 31, 2014, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2014	39

Statement of Assets and Liabilities	Bond Index Master Portfolio

December 31, 2014

Assets
Investments at value — unaffiliated (cost — $1,176,918,822)	$1,193,961,509
Investments at value — affiliated (cost — $252,511,599)	252,516,606
Interest receivable	5,811,948
Investments sold receivable	4,212,614
TBA sale commitments receivable	2,037,772
Principal paydowns receivable	4,785
Securities lending income receivable — affiliated	211

Total assets	1,458,545,445

Liabilities
Investments purchased payable	249,961,790
Withdrawals payable to investors	13,727,567
TBA sale commitments at value (proceeds — $2,037,772)	2,038,912
Cash received as collateral for TBA commitments	228,000
Investment advisory fees payable	56,129
Professional fees payable	30,322
Trustees’ fees payable	9,788

Total liabilities	266,052,508

Net Assets	$1,192,492,937

Net Assets Consist of
Investors’ capital	$1,175,446,383
Net unrealized appreciation/depreciation	17,046,554

Net Assets	$1,192,492,937

See Notes to Financial Statements.

40	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2014

Statement of Operations	Bond Index Master Portfolio

Year Ended December 31, 2014

Investment Income
Interest	$20,930,135
Securities lending — affiliated — net	38,230
Income — affiliated	386,331
Other income — affiliated	372
Foreign taxes withheld	(975)

Total income	21,354,093

Expenses
Investment advisory	935,981
Independent Trustees	37,584
Professional	35,190

Total expenses	1,008,755
Less fees waived by Manager	(247,856)

Total expenses after fees waived	760,899

Net investment income	20,593,194

Realized and Unrealized Gain
Net realized gain from:
Investments — unaffiliated	14,296,029

Net change in unrealized appreciation/depreciation on investments	31,803,664

Net realized and unrealized gain	46,099,693

Net Increase in Net Assets Resulting from Operations	$66,692,887

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2014	41

Statements of Changes in Net Assets	Bond Index Master Portfolio

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$20,593,194	$12,224,736
Net realized gain (loss)	14,296,029	(2,104,914)
Net change in unrealized appreciation/depreciation	31,803,664	(26,604,047)

Net increase (decrease) in net assets resulting from operations	66,692,887	(16,484,225)

Capital Transactions
Proceeds from contributions	924,146,923	646,336,811
Value of withdrawals	(732,116,664)	(177,655,230)

Net increase in net assets derived from capital transactions	192,030,259	468,681,581

Net Assets
Total increase in net assets	258,723,146	452,197,356
Beginning of year	933,769,791	481,572,435

End of year	$1,192,492,937	$933,769,791

Financial Highlights	Bond Index Master Portfolio

	Year Ended December 31,
	2014	2013	2012	2011	2010

Total Return
Total return	5.98%	(2.23)%	4.06%	7.67%	6.94%

Ratios to Average Net Assets
Total expenses	0.09%	0.09%	0.09%	0.13%	0.10%

Total expenses after fees waived	0.07%	0.08%	0.08%	0.08%	0.08%

Net investment income	1.76%	1.63%	1.86%	3.36%	3.80%

Supplemental Data
Net assets, end of year (000)	$1,192,493	$933,770	$481,572	$127,484	$98,489

Portfolio turnover rate[1,2]	476%	417%	436%	122%	59%

[1]	Portfolio turnover rates include TBA transactions, if any.

[2]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2014	2013	2012	2011

Portfolio turnover rate (excluding MDRs)	244%	214%	231%	121%

See Notes to Financial Statements.

42	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2014

Notes to Financial Statements	Bond Index Master Portfolio

1. Organization:

Bond Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation: The Master Portfolio’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Investments in open-end registered investment companies are valued at net asset value each business day.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., TBA sale commitments) that would be “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Master Portfolio’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2014	43

Notes to Financial Statements (continued)	Bond Index Master Portfolio

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Master Portfolio has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Master Portfolio may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Master Portfolio may subsequently have to reinvest the proceeds at lower interest rates. If the Master Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Master Portfolio may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Multiple Class Pass-Through Securities: The Master Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Master Portfolio may not fully recoup its initial investment in IOs.

Capital Trusts and Trust Preferred Securities: The Master Portfolio may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

44	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2014

Notes to Financial Statements (continued)	Bond Index Master Portfolio

TBA Commitments: The Master Portfolio may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Master Portfolio may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to the settlement date.

In order to better define contractual rights and to secure rights that will help the Master Portfolio mitigate their counterparty risk, TBA commitments may be entered into by the Master Portfolio under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by the Master Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of the Master Portfolio and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by the Master Portfolio, if any, is noted in the Schedule of Investments. Typically, the Master Portfolio is permitted to sell, repledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to the Master Portfolio are not fully collateralized, contractually or otherwise, the Master Portfolio bears the risk of loss from counterparty non-performance.

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated and collateral on securities loaned at value, respectively. As of December 31, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of a borrower default. The Master Portfolio could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2014	45

Notes to Financial Statements (continued)	Bond Index Master Portfolio

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Master Portfolio. For such services, the Master Portfolio pays the Manager a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at an annual rate of 0.08%.

MIP entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”) which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the Master Portfolio’s ordinary operating expenses excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio. BAL may delegate certain of its administration duties to sub-administrators.

BAL is not entitled to compensation for providing administration services to the Master Portfolio, for so long as BAL is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Master Portfolio’s investment in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Statement of Operations. For the year ended December 31, 2014, the amount waived was $175,082.

The fees and expenses of MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. The Manager has contractually agreed to provide an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to the independent expenses. This contractual waiver is effective through April 30, 2015. The amount of the waiver, if any, is included in fees waived by Manager in the Statement of Operations. For the year ended December 31, 2014, the Manager waived $72,774 pursuant to the agreement.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by the Manager or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04% until December 31, 2014 and 0.05% thereafter (the “collateral investment fees”).

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent. Pursuant to a securities lending agreement effective February 1, 2014, BTC may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, the Master Portfolio retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Liquidity Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Liquidity Complex through the lending of specials only securities in the calendar year 2013, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income. Prior to February 1, 2014, the Master Portfolio retained 65% of securities lending income and paid a fee to BTC equal to 35% of such income. The share of securities lending income earned by the Master Portfolio is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2014, the Master Portfolio paid BTC $2,221 for securities lending agent services and collateral investment fees.

The Master Portfolio recorded a payment from an affiliate to compensate for foregone securities lending revenue in the amount of $372, which is shown as Other income — affiliated in the Statement of Operations.

46	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2014

Notes to Financial Statements (continued)	Bond Index Master Portfolio

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

5. Purchases and Sales:

For the year ended December 31, 2014, purchases and sales of investments including paydown and mortgage dollar rolls and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$5,250,840,917	$5,098,969,031	*
U.S. Government Securities	$383,518,988	$287,755,668

*	Including paydowns.

For the year ended December 31, 2014, purchases and sales related to mortgage dollar rolls were $2,625,740,022 and $2,632,028,581, respectively.

6. Income Tax Information:

The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio’s facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of December 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Total cost	$1,429,466,802

Gross unrealized appreciation	$21,419,362
Gross unrealized depreciation	(4,408,049)

Net unrealized appreciation	$17,011,313

7. Bank Borrowings:

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), was a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for a certain individual fund, the Participating Funds, including the Master Portfolio, could borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. Effective November 25, 2014, the credit agreement was amended to an aggregate commitment amount of $2.1 billion, of which the Participating Funds, including the Master Portfolio, can borrow up to $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The agreement terminates on April 23, 2015, unless otherwise extended to November 24, 2015 or renewed for a period of 364 days from April 23, 2015. The amended agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2014, the Master Portfolio did not borrow under the credit agreement.

8. Principal Risks:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2014	47

Notes to Financial Statements (concluded)	Bond Index Master Portfolio

Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

The Master Portfolio invests a significant portion of its assets in fixed-income securities tied to the fixed income markets. See the Schedule of Investments for these securities. Changes in market interest rates or economic conditions, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Master Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Master Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedule of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

48	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2014

Report of Independent Registered Public Accounting Firm	Bond Index Master Portfolio

To the Board of Trustees of Master Investment Portfolio and the Interestholders of Bond Index Master Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Bond Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio, at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 23, 2015

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2014	49

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2]
Ronald W. Forbes 1940	Co-Chairman of the Board and Trustee	Since 2009	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 153 Portfolios	None
Rodney D. Johnson 1941	Co-Chairman of the Board and Trustee	Since 2009	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 153 Portfolios	None
David O. Beim 1940	Trustee	Since 2009	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 153 Portfolios	None
Frank J. Fabozzi 1948	Trustee	Since 2014	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	112 RICs consisting of 232 Portfolios	None
Dr. Matina S. Horner 1939	Trustee	Since 2009	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 153 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 1939	Trustee	Since 2009	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet services) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 153 Portfolios	None
Ian A. MacKinnon 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1998 to 2008.	33 RICs consisting of 153 Portfolios	None
Cynthia A. Montgomery 1952	Trustee	Since 2009	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 153 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee	Since 2009	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 153 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 1945	Trustee	Since 2009	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 153 Portfolios	None

50	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2014

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2] (concluded)
Toby Rosenblatt 1938	Trustee	Since 2009	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Futures Foundation (philanthropic foundation) since 2009; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 153 Portfolios	None
Kenneth L. Urish 1951	Trustee	Since 2009	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 153 Portfolios	None
Frederick W. Winter 1945	Trustee	Since 2009	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005 to 2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 153 Portfolios	None
[1] The address of each Trustee is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

[2]   Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Trustees on a case-by-case basis, as appropriate.

[3]   Date shown is the earliest date a person has served for the Trust covered by this annual report. In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. (“BlackRock”) in December 2009, the Trustees were elected to the Trust’s/MIP’s Board. As a result, although the chart shows certain Trustees as joining the Trust’s/MIP’s board in 2009, those Trustees first became members of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999. Frank J. Fabozzi first became a member of the board of other funds advised by BlackRock Advisors, LLC or its affiliates in 1988.

Interested Trustees[4]
Paul L. Audet 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	141 RICs consisting of 329 Portfolios	None
Henry Gabbay 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	29 RICs consisting of 97 Portfolios	None

[4]   Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust/MIP based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust/MIP based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Directors on a case-by-case basis, as appropriate.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2014	51

Officers and Trustees (concluded)

Name, Address and[1] Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served	Principal Occupation(s) During Past Five Years
Trust/MIP Officers[2]
John M. Perlowski 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.
Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2009	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2009	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014

Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] The address of each Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Trust/MIP serve at the pleasure of the Board.
Further information about the Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective September 10, 2014, Brendan Kyne resigned as a Vice President of the Trust/MIP and Jennifer McGovern became a Vice President of the Trust/MIP.

Effective December 31, 2014, Paul L. Audet and Henry Gabbay resigned as Trustees of the Trust/MIP and Ronald W. Forbes resigned as a Trustee of the Trust/MIP and Co-Chair of the Board. Effective January 1, 2015, Collette Chilton, Barbara G. Novick and Mark Stalnecker were appointed to serve as Trustees of the Trust/MIP.

Investment Advisor BlackRock Fund Advisors San Francisco, CA 94105	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Philadelphia, PA 19103	Address of the Trust 400 Howard Street San Francisco, CA 94105

52	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2014

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2014	53

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

54	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2014

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BINF-12/14AR

DECEMBER 31, 2014

ANNUAL REPORT

BlackRock Funds III

➢	BlackRock Cash Funds: Institutional
➢	BlackRock Cash Funds: Prime
➢	BlackRock Cash Funds: Treasury

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK FUNDS III	DECEMBER 31, 2014

The Markets in Review

Dear Shareholder,

After an extended period of calm, market volatility increased over the course of 2014, driven largely by higher valuations in risk assets (such as equities and high yield bonds), rising geopolitical risks and expectations around global central bank policies. Several key trends drove strong performance in U.S. markets, particularly large-cap stocks, Treasuries and municipal bonds, while markets outside the U.S. were more challenged.

Investors began the year in search of relatively safer assets due to heightened risks in emerging markets, slowing growth in China and weakening U.S. economic data. As a result, equities globally declined in January while bond markets strengthened despite the expectation that interest rates would rise as the U.S. Federal Reserve had begun reducing its asset purchase programs. Strong demand for relatively safer assets pushed U.S. Treasury bond prices higher and thus kept rates low in the United States. This surprising development, as well as increasing evidence that the soft patch in U.S. economic data had been temporary and weather-related, brought equity investors racing back to the market in February.

In the months that followed, interest rates trended lower in a modest growth environment and more investors turned to equities in search of yield. Markets remained relatively calm despite rising tensions in Russia and Ukraine and further signs of decelerating growth in China. Strong corporate earnings, increased merger and acquisition activity and signs of a strengthening recovery in the U.S. and other developed economies kept equity prices moving higher. Not all segments benefited from these trends, however, as investors ultimately became wary of high valuations, resulting in a broad rotation into cheaper assets.

Volatility ticked up in the summer as geopolitical tensions escalated and investors feared that better U.S. economic indicators may compel the Fed to increase short-term interest rates sooner than previously anticipated. Global credit markets tightened as the U.S. dollar strengthened, ultimately putting a strain on investor flows, and financial markets broadly weakened in the third quarter.

Several themes dominated the markets in the fourth quarter, resulting in higher levels of volatility and the outperformance of U.S. markets versus other areas of the world. Economic growth strengthened considerably in the United States while the broader global economy showed signs of slowing. The European Central Bank and the Bank of Japan took aggressive measures to stimulate growth while the Fed moved toward tighter policy. This divergence in central bank policy caused further strengthening in the U.S. dollar versus other currencies. Oil prices, which had been falling gradually since the summer, plummeted in the fourth quarter due to a global supply-and-demand imbalance. Energy stocks sold off sharply and oil-exporting economies suffered, resulting in the poor performance of emerging market stocks.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.12%	13.69%
U.S. small cap equities (Russell 2000® Index)	1.65	4.89
International equities (MSCI Europe, Australasia, Far East Index)	(9.24)	(4.90)
Emerging market equities (MSCI Emerging Markets Index)	(7.84)	(2.19)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.03
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	4.33	10.72
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	1.96	5.97
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.00	9.25
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(2.84)	2.46
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Money Market Overview

For the 12-Month Period Ended December 31, 2014

The Federal Open Market Committee (“FOMC”) maintained the federal funds rate in the target range of 0.00% to 0.25% during the 12-month period ended December 31, 2014. U.S. economic performance gained momentum as the year progressed. While the economy contracted by 2.1% in the first quarter of 2014, the factors that were hindering growth proved to be temporary. U.S. gross domestic product rebounded strongly growing at seasonally adjusted rates of 4.6% and 5.0% in the second and third quarters, respectively. The job market improved markedly, with the unemployment rate falling to 5.8% in November, a level not seen since before the financial crisis. In the latter part of 2014, U.S. policymakers became increasingly concerned that tumultuous financial markets, a strengthening dollar and economic weakness overseas, particularly in Europe, would present headwinds to growth in the United States. Despite these reservations, the FOMC decided that enough progress had been made toward attaining its dual objectives of maximum employment within the context of price stability to proceed with its plan to end its asset purchase program in October.

In the eurozone, slow economic growth combined with falling inflation measures continued to disappoint policymakers. In an effort to spur growth and combat deflationary pressures, the European Central Bank (“ECB”) cut its key rates by 0.10% in July, and again by an additional 0.10% in September, boldly taking the deposit rate to a negative 0.20%. The central bank also implemented an asset purchase program focused on asset-backed securities and covered bonds. In December, falling energy prices pushed the consumer price index lower on a year-over-year basis for the first time in five years. Mounting pressure on the ECB to pull out all stops in its battle with deflation raised expectations for large-scale purchases of government bonds in early 2015.

London Interbank Offered Rates (“LIBOR”) remained virtually unchanged over the period amid highly accommodative monetary policy. The benchmark three-month LIBOR ended the period at 0.26%, just one basis point higher than it was at the end of 2013. U.S. Treasury bills outstanding declined by $134 billion over the same period as the federal budget deficit improved and the Treasury Department cut the size of its weekly bill auctions to make room for the issuance of two-year floating rate notes (“FRNs”) – the first new structure issued in nearly 17 years. Treasury FRN issuance totaled $164 billion in 2014. After capping its fixed-rate reverse repurchase agreement program (“RRP”) at $300 billion in September, the Fed offered an additional $300 billion in collateral to facility participants in December through term repo operations that matured on January 5, 2015. These operations were well received by money market participants, who purchased $226 billion at rates ranging from 0.07% to 0.10%.

In the short-term tax-exempt market, conditions remained stable, with strong demand and low supply. During the 12-month period, the benchmark Securities Industry and Financial Markets Association (“SIFMA”) Index, which represents the average rate on seven-day, high-quality, tax-exempt variable rate demand notes (“VRDNs”) (as calculated by Municipal Market Data) ranged between a high of 0.12% and an all-time low of 0.03%, averaging just 0.05% for the period. As monetary policy continued to be accommodative and rates on taxable overnight repos remained low by historical measures for much of the period, tax-exempt VRDNs were generally an attractive investment alternative for taxable money funds. This cross-over demand, coupled with the natural demand from tax-exempt money funds, has placed additional downward pressure on VRDN yields as evidenced by the prolonged low levels of the SIFMA Index.

Tax-exempt money funds experienced large outflows in April, which is a seasonal trend driven by shareholders redeeming shares to pay their federal and state income tax bills. Tax season rolls into “note season” in June, when municipalities typically issue one-year tax and revenue anticipation notes. Given the continued austerity measures at state and local municipalities, spending has been limited as well as the need to issue debt. As such, the supply of new-issue, one-year fixed-rate notes has continued to decline year-over-year, keeping rates low. One-year note yields ended 2014 at 0.14%, down three basis points for the year. Generally speaking, municipal money market funds seek to take advantage of note season to extend their weighted average maturity, pick up yield, and diversify beyond bank exposure in the form of credit enhancement. This year, overall note issuance was approximately 16% lower versus 2013. This lower supply contributed not only to lower one-year rates in the tax-exempt space, but also to additional downward pressure on VRDN rates as investors sought to reinvest their maturing 2013 notes. Given expectations that a change to the FOMC’s monetary policy is on the horizon, issuers will soon need to offer greater yield premiums to entice buyers to extend out to the full year maturity, thereby steepening the yield curve.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	BLACKROCK FUNDS III	DECEMBER 31, 2014

Fund Information as of December 31, 2014

BlackRock Cash Funds: Institutional

BlackRock Cash Funds: Institutional’s (the “Fund”) investment objective is to seek a high level of income consistent with liquidity and the preservation of capital.

	7-Day SEC Yield	7-Day Yield
Aon Captives	0.03%	0.07%
Institutional	0.12%	0.17%
Select	0.04%	0.08%
SL Agency	0.15%	0.20%

BlackRock Cash Funds: Prime

BlackRock Cash Funds: Prime’s (the “Fund”) investment objective is to seek a high level of income consistent with liquidity and the preservation of capital.

	7-Day SEC Yield	7-Day Yield
Capital	0.08%	0.09%
Institutional	0.10%	0.11%
Premium	0.05%	0.06%
SL Agency	0.13%	0.14%

BlackRock Cash Funds: Treasury

BlackRock Cash Funds: Treasury’s (the “Fund”) investment objective is to seek a high level of current income consistent with the preservation of capital and liquidity.

	7-Day SEC Yield	7-Day Yield
Capital	0.00%	0.00%
Institutional	0.00%	0.00%
SL Agency	0.00%	0.01%

The 7-Day SEC Yields may differ from the 7-Day Yields shown due to the fact that the 7-Day SEC Yields exclude distributed capital gains.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	DECEMBER 31, 2014	5

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses including administration fees, service and/or distribution fees, including 12b-1 fees, and other Fund expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on July 1, 2014 and held through December 31, 2014) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Examples

	Actual			Hypothetical[2]
BlackRock Cash Funds: Institutional	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[1]	Annualized Expense Ratio
Aon Captives	$1,000.00	$1,000.10	$1.11	$1,000.00	$1,024.10	$1.12	0.22%
Institutional	$1,000.00	$1,000.60	$0.61	$1,000.00	$1,024.60	$0.61	0.12%
Select	$1,000.00	$1,000.20	$1.01	$1,000.00	$1,024.20	$1.02	0.20%
SL Agency	$1,000.00	$1,000.80	$0.45	$1,000.00	$1,024.75	$0.46	0.09%
BlackRock Cash Funds: Prime
Capital	$1,000.00	$1,000.40	$0.71	$1,000.00	$1,024.50	$0.71	0.14%
Institutional	$1,000.00	$1,000.50	$0.61	$1,000.00	$1,024.60	$0.61	0.12%
Premium	$1,000.00	$1,000.20	$0.86	$1,000.00	$1,024.35	$0.87	0.17%
SL Agency	$1,000.00	$1,000.60	$0.45	$1,000.00	$1,024.75	$0.46	0.09%
BlackRock Cash Funds: Treasury
Institutional	$1,000.00	$1,000.00	$0.20	$1,000.00	$1,025.00	$0.20	0.04%
SL Agency	$1,000.00	$1,000.00	$0.30	$1,000.00	$1,024.90	$0.31	0.06%

[1]

For each class of a Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because each Fund invests significantly in its corresponding Master Portfolio, the expense examples reflect the net expenses of both the Fund and the Master Portfolio in which it invests.

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

6	BLACKROCK FUNDS III	DECEMBER 31, 2014

Statements of Assets and Liabilities

December 31, 2014	BlackRock Cash Funds: Institutional	BlackRock Cash Funds: Prime	BlackRock Cash Funds: Treasury

Assets
Investments at value — from the applicable Master Portfolio[1,2]	$40,013,208,511	$22,694,892,590	$2,386,183,679
Capital shares sold receivable	355	—	3
Withdrawals receivable from the Master Portfolio	352	1,097	—

Total assets	40,013,209,218	22,694,893,687	2,386,183,682

Liabilities
Income dividends payable	2,749,273	1,495,465	—
Capital gains distribution payable	1,690,968	326,037	25,995
Administration fees payable	755,832	738,809	4,174
Capital shares redeemed payable	—	—	176,072
Professional fees payable	10,748	10,759	10,749
Distribution fees payable	678	—	—
Contributions payable to the Master Portfolio	—	—	176,072

Total liabilities	5,207,499	2,571,070	393,062

Net Assets	$40,008,001,719	$22,692,322,617	$2,385,790,620

Net Assets Consist of
Paid-in capital	$40,006,722,649	$22,691,970,560	$2,385,782,962
Undistributed net investment income	—	3,950	0
Accumulated net realized gain	1,279,070	348,107	7,658

Net Assets	$40,008,001,719	$22,692,322,617	$2,385,790,620

[1] Investments at cost — affiliated	$40,013,208,511	$22,694,892,590	$2,386,183,679
[2] Money Market Master Portfolio, Prime Money Market Master Portfolio, and Treasury Money Market Master Portfolio (each, a “Master Portfolio”), respectively.

Net Asset Value
Aon Captives:
Net assets	$7,998,878	—	—

Shares outstanding[3]	7,998,889	—	—

Net asset value	$1.00	—	—

Capital:
Net assets	—	$1,747,725,072	—

Shares outstanding[3]	—	1,747,706,298	—

Net asset value	—	$1.00	—

Institutional:
Net assets	$2,251,120,620	$9,074,064,040	$3,903

Shares outstanding[3]	2,251,123,532	9,073,966,625	3,904

Net asset value	$1.00	$1.00	$1.00

Premium:
Net assets	—	$1,254,768,177	—

Shares outstanding[3]	—	$1,254,754,708	—

Net asset value	—	$1.00	—

Select:
Net assets	$108,566	—	—

Shares outstanding[3]	108,566	—	—

Net asset value	$1.00	—	—

SL Agency:
Net assets	$37,748,773,655	$10,615,765,328	$2,385,786,717

Shares outstanding[3]	37,748,822,448	10,615,651,306	2,385,779,060

Net asset value	$1.00	$1.00	$1.00

[3] Unlimited number of shares authorized, no par value.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	7

Statements of Operations

Year Ended December 31, 2014	BlackRock Cash Funds: Institutional	BlackRock Cash Funds: Prime	BlackRock Cash Funds: Treasury

Investment Income
Net investment income allocated from the applicable Master Portfolio:
Interest	$94,591,571	$34,486,074	$1,091,091
Expenses	(42,596,762)	(17,025,913)	(1,807,001)
Fees waived	13,230,215	5,302,070	738,446

Total income	65,225,024	22,762,231	22,536

Fund Expenses
Administration — class specific	9,084,433	7,225,116	444,553
Professional	13,481	13,511	13,481
Distribution — Aon Captives	8,151	—	—
Miscellaneous	470	470	470

Total expenses	9,106,535	7,239,097	458,504
Less fees waived by administrator — class specific	(760)	(15,259)	(422,487)
Less fees reimbursed by administrator	(13,481)	(13,511)	(13,481)

Total expenses after fees waived and/or reimbursed	9,092,294	7,210,327	22,536

Net investment income	56,132,730	15,551,904	—

Realized Gain Allocated from the Master Portfolios
Net realized gain from investments	3,084,717	728,334	59,659

Net Increase in Net Assets Resulting from Operations	$59,217,447	$16,280,238	$59,659

See Notes to Financial Statements.

8	BLACKROCK FUNDS III	DECEMBER 31, 2014

Statements of Changes in Net Assets

	BlackRock Cash Funds: Institutional
	Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$56,132,730	$67,823,689
Net realized gain	3,084,717	4,793,864

Net increase in net assets resulting from operations	59,217,447	72,617,553

Distributions to Shareholders From[1]
Net investment income:
Aon Captives	(479)	(4,385)
Institutional	(2,429,848)	(4,192,107)
Select	(62)	(2,035)
SL Agency	(53,702,341)	(63,625,162)
Net realized gain:
Aon Captives	(667)	(1,114)
Institutional	(179,314)	(339,590)
Select	(9)	(503)
SL Agency	(3,240,008)	(4,674,107)
Trust	—	(63)

Decrease in net assets resulting from distributions to shareholders	(59,552,728)	(72,839,066)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(675,694,893)	6,091,103,262

Net Assets
Total increase (decrease) in net assets	(676,030,174)	6,090,881,749
Beginning of year	40,684,031,893	34,593,150,144

End of year	$40,008,001,719	$40,684,031,893

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	9

Statements of Changes in Net Assets

	BlackRock Cash Funds: Prime
	Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$15,551,904	$15,340,314
Net realized gain	728,334	2,087,007

Net increase in net assets resulting from operations	16,280,238	17,427,321

Distributions to Shareholders From[1]
Net investment income:
Capital	(875,180)	(1,115,190)
Institutional	(5,326,684)	(5,031,183)
Premium	(588,278)	(1,975,146)
Select	(74)	(3,116)
SL Agency	(8,761,688)	(7,211,729)
Net realized gain:
Capital	(66,763)	(159,493)
Institutional	(221,109)	(574,074)
Premium	(49,476)	(493,586)
Select	(42)	(816)
SL Agency	(312,573)	(709,842)
Trust	(37)	(1,046)

Decrease in net assets resulting from distributions to shareholders	(16,201,904)	(17,275,221)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	5,582,620,700	3,087,468,286

Net Assets
Total increase in net assets	5,582,699,034	3,087,620,386
Beginning of year	17,109,623,583	14,022,003,197

End of year	$22,692,322,617	$17,109,623,583

Undistributed net investment income, end of year	$3,950	$3,950

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK FUNDS III	DECEMBER 31, 2014

Statements of Changes in Net Assets

	BlackRock Cash Funds: Treasury
	Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	—	$191,370
Net realized gain	$59,659	130,047

Net increase in net assets resulting from operations	59,659	321,417

Distributions to Shareholders From[1]
Net investment income:
Capital	—	(2,490)
Institutional	—	(72)
Select	—	(1)
SL Agency	—	(188,793)
Trust	—	(2)
Net realized gain:
Capital	(12)	(91)
Institutional	—	(272)
Select	(97)	(1,141)
SL Agency	(58,648)	(155,671)
Trust	(257)	(2,824)

Decrease in net assets resulting from distributions to shareholders	(59,014)	(351,357)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	800,572,506	(239,731,391)

Net Assets
Total increase (decrease) in net assets	800,573,151	(239,761,331)
Beginning of year	1,585,217,469	1,824,978,800

End of year	$2,385,790,620	$1,585,217,469

Undistributed net investment income, end of year	$—	$324

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	11

Financial Highlights	BlackRock Cash Funds: Institutional

	Aon Captives
	Year Ended December 31,
	2014		2013		2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income	0.0000	[1]	0.0005		0.0012		0.0008		0.0012
Net realized gain	0.0001		0.0000	[1]	—		—		—

Net increase from investment operations	0.0001		0.0005		0.0012		0.0008		0.0012

Distributions from:[2]
Net investment income	(0.0000)[3]		(0.0005)		(0.0012)		(0.0008)		(0.0012)
Net realized gain	(0.0001)		(0.0000)[3]		—		—		—

Total distributions	(0.0001)		(0.0005)		(0.0012)		(0.0008)		(0.0012)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return[4]
Based on net asset value	0.01%		0.05%		0.12%		0.08%		0.12%

Ratios to Average Net Assets[5]
Total expenses	0.22%	[6]	0.22%	[6]	0.22%	[6]	0.22%	[6]	0.25%

Total expenses after fees waived and/or reimbursed	0.22%	[6]	0.22%	[6]	0.22%	[6]	0.22%	[6]	0.22%

Net investment income	0.01%	[6]	0.04%	[6]	0.12%	[6]	0.07%	[6]	0.11%

Supplemental Data
Net assets, end of year (000)	$7,999		$9,166		$11,003		$9,167		$59,237

[1]	Amount is less than $0.00005 per share.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which includes gross expenses.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

12	BLACKROCK FUNDS III	DECEMBER 31, 2014

Financial Highlights (continued)	BlackRock Cash Funds: Institutional

	Capital
	Period January 1, 2010 to December 1, 2010[1]

Per Share Operating Performance
Net asset value, beginning of period	$1.00

Net investment income	0.0018
Distributions from net investment income[2]	(0.0018)

Net asset value, end of period	$1.00

Total Return[3]
Based on net asset value	0.18%	[4]

Ratios to Average Net Assets[5]
Total expenses	0.17%	[6,7]

Total expenses after fees waived	0.14%	[6,7]

Net investment income	0.18%	[6,7]

Supplemental Data
Net assets, end of period (000)	—	[1]

[1]

There were no Capital Shares outstanding from December 2, 2010 through December 31, 2010 and during the fiscal years ended December 31, 2011, December 31, 2012, December 31, 2013 and December 31, 2014.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated gross expenses and/or net investment income.

[6]	Annualized.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	13

Financial Highlights (continued)	BlackRock Cash Funds: Institutional

	Institutional
	Year Ended December 31,
	2014		2013		2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income	0.0010		0.0015		0.0022		0.0018		0.0022
Net realized gain	0.0001		0.0000	[1]	—		—		—

Net increase from investment operations	0.0011		0.0015		0.0022		0.0018		0.0022

Distributions from:[2]
Net investment income	(0.0010)		(0.0015)		(0.0022)		(0.0018)		(0.0022)
Net realized gain	(0.0001)		(0.0000)[3]		—		—		—

Total distributions	(0.0011)		(0.0015)		(0.0022)		(0.0018)		(0.0022)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return[4]
Based on net asset value	0.11%		0.15%		0.22%		0.18%		0.22%

Ratios to Average Net Assets[5]
Total expenses	0.12%	[6]	0.12%	[6]	0.12%	[6]	0.12%	[6]	0.15%

Total expenses after fees waived and/or reimbursed	0.12%	[6]	0.12%	[6]	0.12%	[6]	0.12%	[6]	0.12%

Net investment income	0.11%	[6]	0.14%	[6]	0.22%	[6]	0.17%	[6]	0.22%

Supplemental Data
Net assets, end of year (000)	$2,251,121		$2,802,911		$1,211,912		$1,089,872		$1,076,268

[1]	Amount is less than $0.00005 per share.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which includes gross expenses.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

14	BLACKROCK FUNDS III	DECEMBER 31, 2014

Financial Highlights (continued)	BlackRock Cash Funds: Institutional

	Premium
	Period October 12, 2012 to October 17, 2012[1]		Period January 1, 2010 to November 11, 2010[2]

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00

Net investment income	0.0000	[3]	0.0003
Distributions from net investment income[4]	(0.0000)[5]		(0.0003)

Net asset value, end of period	$1.00		$1.00

Total Return[6]
Based on net asset value	0.00%	[7]	0.03%	[7]

Ratios to Average Net Assets[8]
Total expenses	0.17%	[9,10]	0.20%	[9,10]

Total expenses after fees waived	0.17%	[9,10]	0.17%	[9,10]

Net investment income	0.19%	[9,10]	0.10%	[9,10]

Supplemental Data
Net assets, end of period (000)	—	[1]	—	[2]

[1]	There were no Premium Shares outstanding during the fiscal years ended December 31, 2012, December 31, 2013 and December 31, 2014, except for the period from October 12, 2012 through October 17, 2012.

[2]	There were no Premium Shares outstanding from November 12, 2010 through December 31, 2010 and during the fiscal year ended December 31, 2011.

[3]	Amount is less than $0.00005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Amount is greater than $(0.00005) per share.

[6]	Where applicable, assumes the reinvestment of distributions.

[7]	Aggregate total return.

[8]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended November 11, 2010, which includes gross expenses.

[9]	Annualized.

[10]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	15

Financial Highlights (continued)	BlackRock Cash Funds: Institutional

	Select
	Year Ended December 31,
	2014		2013		2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income	0.0002		0.0007		0.0014		0.0010		0.0014
Net realized gain	0.0001		0.0000	[1]	—		—		—

Net increase from investment operations	0.0003		0.0007		0.0014		0.0010		0.0014

Distributions from:[2]
Net investment income	(0.0002)		(0.0007)		(0.0014)		(0.0010)		(0.0014)
Net realized gain	(0.0001)		(0.0000)[3]		—		—		—

Total distributions	(0.0003)		(0.0007)		(0.0014)		(0.0010)		(0.0014)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return[4]
Based on net asset value	0.03%		0.07%		0.14%		0.10%		0.14%

Ratios to Average Net Assets[5]
Total expenses	0.22%	[6]	0.22%	[6]	0.22%	[6]	0.22%	[6]	0.25%

Total expenses after fees waived and/or reimbursed	0.20%	[6]	0.20%	[6]	0.20%	[6]	0.20%	[6]	0.20%

Net investment income	0.03%	[6]	0.06%	[6]	0.14%	[6]	0.09%	[6]	0.13%

Supplemental Data
Net assets, end of year (000)	$109		$4,324		$11,459		$44,788		$29,944

[1]	Amount is less than $0.00005 per share.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which includes gross expenses.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

16	BLACKROCK FUNDS III	DECEMBER 31, 2014

Financial Highlights (continued)	BlackRock Cash Funds: Institutional

	SL Agency
	Year Ended December 31,
	2014		2013		2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income	0.0013		0.0018		0.0025		0.0021		0.0025
Net realized gain	0.0001		0.0000	[1]	—		—		—

Net increase from investment operations	0.0014		0.0018		0.0025		0.0021		0.0025

Distributions from:[2]
Net investment income	(0.0013)		(0.0018)		(0.0025)		(0.0021)		(0.0025)
Net realized gain	(0.0001)		(0.0000)[3]		—		—		—

Total distributions	(0.0014)		(0.0018)		(0.0025)		(0.0021)		(0.0025)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return[4]
Based on net asset value	0.14%		0.18%		0.25%		0.21%		0.25%

Ratios to Average Net Assets[5]
Total expenses	0.09%	[6]	0.09%	[6]	0.09%	[6]	0.09%	[6]	0.12%

Total expenses after fees waived and/or reimbursed	0.09%	[6]	0.09%	[6]	0.09%	[6]	0.09%	[6]	0.09%

Net investment income	0.14%	[6]	0.17%	[6]	0.25%	[6]	0.20%	[6]	0.24%

Supplemental Data
Net assets, end of year (000)	$37,748,773		$37,867,084		$33,350,562		$26,815,279		$17,938,932

[1]	Amount is less than $0.00005 per share.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which includes gross expenses.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	17

Financial Highlights (concluded)	BlackRock Cash Funds: Institutional

	Trust
	Period January 1, 2014 to November 10, 2014[1]		Year Ended December 31,
			2013		2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income	0.0000	[2]	0.0001		0.0000	[2]	0.0001		0.0001
Net realized gain	0.0000	[2]	0.0000	[2]	—		—		—

Net increase from investment operations	0.0000		0.0001		0.0000		0.0001		0.0001

Distributions from:[3]
Net investment income	(0.0000)[4]		(0.0001)		(0.0000)[4]		(0.0001)		(0.0001)
Net realized gain	(0.0000)[4]		(0.0000)[4]		—		—		—

Total distributions	(0.0000)		(0.0001)		(0.0000)		(0.0001)		(0.0001)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return[5]
Based on net asset value	0.00%	[6]	0.01%		—%		0.01%		0.01%

Ratios to Average Net Assets[7]
Total expenses	0.45%	[8,9]	0.45%	[8]	0.45%	[8]	0.45%	[8]	0.48%

Total expenses after fees waived and/or reimbursed	0.22%	[8,9]	0.28%	[8]	0.34%	[8]	0.29%	[8]	0.31%

Net investment income	0.00%	[8,9]	0.00%	[8]	0.00%	[8]	0.00%	[8]	0.01%

Supplemental Data
Net assets, end of period (000)	—	[1]	$547		$8,215		$10,640		$7,776

[1]	There were no Trust Shares outstanding from November 11, 2014 through December 31, 2014.

[2]	Amount is less than $0.00005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.00005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which includes gross expenses.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

[9]	Annualized.

See Notes to Financial Statements.

18	BLACKROCK FUNDS III	DECEMBER 31, 2014

Financial Highlights	BlackRock Cash Funds: Prime

	Capital
	Year Ended December 31,
	2014		2013		2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income	0.0007		0.0011		0.0018		0.0014		0.0018
Net realized gain	0.0000	[1]	0.0000	[1]	—		—		—

Net increase from investment operations	0.0007		0.0011		0.0018		0.0014		0.0018

Distributions from:[2]
Net investment income	(0.0007)		(0.0011)		(0.0018)		(0.0014)		(0.0018)
Net realized gain	(0.0000)[3]		(0.0000)[3]		—		—		—

Total distributions	(0.0007)		(0.0011)		(0.0018)		(0.0014)		(0.0018)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return[4]
Based on net asset value	0.07%		0.11%		0.18%		0.14%		0.18%

Ratios to Average Net Assets[5]
Total expenses	0.14%	[6]	0.14%	[6]	0.14%	[6]	0.14%	[6]	0.17%

Total expenses after fees waived and/or reimbursed	0.14%	[6]	0.14%	[6]	0.14%	[6]	0.14%	[6]	0.14%

Net investment income	0.07%	[6]	0.10%	[6]	0.18%	[6]	0.15%	[6]	0.17%

Supplemental Data
Net assets, end of period (000)	$1,747,725		$1,472,926		$1,394,794		$456,657		$517,988

[1]	Amount is less than $0.00005 per share.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which includes gross expenses.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	19

Financial Highlights (continued)	BlackRock Cash Funds: Prime

	Institutional
	Year Ended December 31,
	2014		2013		2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income	0.0009		0.0013		0.0020		0.0016		0.0020
Net realized gain	0.0000	[1]	0.0000	[1]	—		—		—

Net increase from investment operations	0.0009		0.0013		0.0020		0.0016		0.0020

Distributions from:[2]
Net investment income	(0.0009)		(0.0013)		(0.0020)		(0.0016)		(0.0020)
Net realized gain	(0.0000)[3]		(0.0000)[3]		—		—		—

Total distributions	(0.0009)		(0.0013)		(0.0020)		(0.0016)		(0.0020)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return[4]
Based on net asset value	0.09%		0.13%		0.20%		0.16%		0.20%

Ratios to Average Net Assets[5]
Total expenses	0.12%	[6]	0.12%	[6]	0.12%	[6]	0.12%	[6]	0.15%

Total expenses after fees waived and/or reimbursed	0.12%	[6]	0.12%	[6]	0.12%	[6]	0.12%	[6]	0.12%

Net investment income	0.09%	[6]	0.12%	[6]	0.20%	[6]	0.16%	[6]	0.20%

Supplemental Data
Net assets, end of year (000)	$9,074,064		$5,269,961		$3,236,082		$2,282,923		$3,570,577

[1]	Amount is less than $0.00005 per share.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which includes gross expenses.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

20	BLACKROCK FUNDS III	DECEMBER 31, 2014

Financial Highlights (continued)	BlackRock Cash Funds: Prime

	Premium
	Year Ended December 31,
	2014		2013		2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income	0.0004		0.0008		0.0015		0.0011		0.0015
Net realized gain	0.0000	[1]	0.0000	[1]	—		—		—

Net increase from investment operations	0.0004		0.0008		0.0015		0.0011		0.0015

Distributions from:[2]
Net investment income	(0.0004)		(0.0008)		(0.0015)		(0.0011)		(0.0015)
Net realized gain	(0.0000)[3]		(0.0000)[3]		—		—		—

Total distributions	(0.0004)		(0.0008)		(0.0015)		(0.0011)		(0.0015)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return[4]
Based on net asset value	0.04%		0.08%		0.15%		0.11%		0.15%

Ratios to Average Net Assets[5]
Total expenses	0.17%	[6]	0.17%	[6]	0.17%	[6]	0.17%	[6]	0.20%

Total expenses after fees waived and/or reimbursed	0.17%	[6]	0.17%	[6]	0.17%	[6]	0.17%	[6]	0.17%

Net investment income	0.04%	[6]	0.07%	[6]	0.16%	[6]	0.11%	[6]	0.14%

Supplemental Data
Net assets, end of year (000)	$1,254,768		$4,669,369		$3,481,506		$1,460,178		$1,232,743

[1]	Amount is less than $0.00005 per share.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which includes gross expenses.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	21

Financial Highlights (continued)	BlackRock Cash Funds: Prime

	Select
	Period January 1, 2014 to December 21, 2014[1]		Year Ended December 31,
			2013		2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income	0.0000	[2]	0.0005		0.0012		0.0008		0.0012
Net realized gain	0.0000	[2]	0.0000	[2]	—		—		—

Net increase from investment operations	0.0000		0.0005		0.0012		0.0008		0.0012

Distributions from:[3]
Net investment income	(0.0000)[4]		(0.0050)		(0.0012)		(0.0008)		(0.0012)
Net realized gain	(0.0000)[4]		(0.0000)[4]		—		—		—

Total distributions	(0.0000)		(0.0005)		(0.0012)		(0.0008)		(0.0012)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return[5]
Based on net asset value	0.00%	[6]	0.05%		0.12%		0.09%		0.12%

Ratios to Average Net Assets[8]
Total expenses	0.22%	[7,9]	0.22%	[9]	0.22%	[9]	0.22%	[9]	0.25%

Total expenses after fees waived and/or reimbursed	0.20%	[7,9]	0.20%	[9]	0.20%	[9]	0.20%	[9]	0.20%

Net investment income	0.00%	[7,9]	0.04%	[9]	0.12%	[9]	0.08%	[9]	0.12%

Supplemental Data
Net assets, end of period (000)	$—	[1]	$90		$10,454		$69,779		$80,614

[1]	There were no Select Shares outstanding from November 11, 2014 through November 17, 2014, November 18, 2014 through December 18, 2014 and December 22, 2014 through December 31, 2014.

[2]	Amount is less than $0.00005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.00005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which includes gross expenses.

[9]	Includes the Fund’s share of the Master Portfolio’s annualized allocated fees waived of 0.03%.

See Notes to Financial Statements.

22	BLACKROCK FUNDS III	DECEMBER 31, 2014

Financial Highlights (continued)	BlackRock Cash Funds: Prime

	SL Agency
	Year Ended December 31,
	2014		2013		2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income	0.0012		0.0016		0.0023		0.0019		0.0023
Net realized gain	0.0000	[1]	0.0000	[1]	—		—		—

Net increase from investment operations	0.0012		0.0016		0.0023		0.0019		0.0023

Distributions from:[2]
Net investment income	(0.0012)		(0.0016)		(0.0023)		(0.0019)		(0.0023)
Net realized gain	(0.0000)[3]		(0.0000)[3]		—		—		—

Total distributions	(0.0012)		(0.0016)		(0.0023)		(0.0019)		(0.0023)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return[4]
Based on net asset value	0.12%		0.16%		0.23%		0.19%		0.23%

Ratios to Average Net Assets[5]
Total expenses	0.09%	[6]	0.09%	[6]	0.09%	[6]	0.09%	[6]	0.12%

Total expenses after fees waived and/or reimbursed	0.09%	[6]	0.09%	[6]	0.09%	[6]	0.09%	[6]	0.09%

Net investment income	0.12%	[6]	0.15%	[6]	0.23%	[6]	0.19%	[6]	0.22%

Supplemental Data
Net assets, end of year (000)	$10,615,765		$5,689,192		$5,877,464		$4,830,517		$3,696,051

[1]	Amount is less than $0.00005 per share.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which includes gross expenses.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	23

Financial Highlights (concluded)	BlackRock Cash Funds: Prime

	Trust
	Period January 1, 2014 to November 10, 2014[1]		Year Ended December 31,
			2013		2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income	0.0000	[2]	0.0001		0.0000	[2]	0.0000	[2]	0.0001
Net realized gain	0.0000	[2]	0.0000	[2]	—		—		—

Net increase from investment operations	0.0000		0.0001		0.0000		0.0000		0.0001

Distributions from:[3]
Net investment income	(0.0000)[4]		(0.0001)		(0.0000)[4]		(0.0000)[4]		(0.0001)
Net realized gain	(0.0000)[4]		(0.0000)[4]		—		—		—

Total distributions	(0.0000)		(0.0001)		(0.0000)		(0.0000)		(0.0001)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return[5]
Based on net asset value	0.00%	[6]	0.01%		0.00%		0.00%		0.01%

Ratios to Average Net Assets[8]
Total expenses	0.45%	[7,9]	0.45%	[9]	0.45%	[9]	0.45%	[9]	0.48%

Total expenses after fees waived and/or reimbursed	0.20%	[7,9]	0.24%	[9]	0.32%	[9]	0.28%	[9]	0.29%

Net investment income	0.00%	[7,9]	0.00%	[9]	0.00%	[9]	0.01%	[9]	0.01%

Supplemental Data
Net assets, end of period (000)	$—	[1]	$8,086		$21,702		$29,657		$37,044

[1]	There were no Trust Shares outstanding from November 11, 2014 through December 31, 2014.

[2]	Amount is less than $0.00005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.00005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which includes gross expenses.

[9]	Includes the Fund’s share of the Master Portfolio’s annualized allocated fees waived of 0.03%.

See Notes to Financial Statements.

24	BLACKROCK FUNDS III	DECEMBER 31, 2014

Financial Highlights	BlackRock Cash Funds: Treasury

	Capital
	Period January 1, 2014 to November 10, 2014[1]		Year Ended December 31,
			2013		2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income	—		0.0001		0.0002		0.0004		0.0007
Net realized gain	0.0000	[2]	0.0000	[2]	—		—		—

Net increase from investment operations	0.0000		0.0001		0.0002		0.0004		0.0007

Distributions from:[3]
Net investment income	—		(0.0001)		(0.0002)		(0.0004)		(0.0007)
Net realized gain	(0.0000)[4]		(0.0000)[4]		—		—		—

Total distributions	(0.0000)		(0.0001)		(0.0002)		(0.0004)		(0.0007)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return[5]
Based on net asset value	0.00%	[6]	0.01%		0.02%		0.04%		0.07%

Ratios to Average Net Assets[7]
Total expenses	0.13%	[8,9]	0.14%	[10]	0.14%	[10]	0.14%	[8]	0.17%

Total expenses after fees waived and/or reimbursed	0.06%	[8,9]	0.12%	[10]	0.13%	[10]	0.10%	[8]	0.12%

Net investment income	0.00%	[8,9]	0.00%	[10]	0.02%	[10]	0.01%	[8]	0.06%

Supplemental Data
Net assets, end of period (000)	—	[1]	$715		$273,121		$18,370		$139,657

[1]	There were no outstanding Capital Shares from November 11, 2014 through December 31, 2014.

[2]	Amount is less than $0.00005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.00005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which includes gross expenses.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.04%.

[9]	Annualized.

[10]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	25

Financial Highlights (continued)	BlackRock Cash Funds: Treasury

	Institutional
	Year Ended December 31,
	2014		2013		2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income	—		0.0001		0.0002		0.0004		0.0009
Net realized gain	0.0000	[1]	0.0000	[1]	—		—		—

Net increase from investment operations	0.0000		0.0001		0.0002		0.0004		0.0009

Distributions from:[2]
Net investment income	—		(0.0001)		(0.0002)		(0.0004)		(0.0009)
Net realized gain	(0.0000)[3]		(0.0000)[3]		—		—		—

Total distributions	(0.0000)		(0.0001)		(0.0002)		(0.0004)		(0.0009)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return[4]
Based on net asset value	0.00%		0.01%		0.02%		0.04%		0.09%

Ratios to Average Net Assets[5]
Total expenses	0.17%	[6]	0.12%	[7]	0.12%	[7]	0.12%	[6]	0.16%

Total expenses after fees waived and/or reimbursed	0.06%	[6]	0.10%	[7]	0.11%	[7]	0.11%	[6]	0.11%

Net investment income	0.00%	[6]	0.01%	[7]	0.02%	[7]	0.03%	[6]	0.08%

Supplemental Data
Net assets, end of year (000)	$4		$4		$4		$8,941		$124,791

[1]	Amount is less than $0.00005 per share.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which includes gross expenses.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.04%.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

26	BLACKROCK FUNDS III	DECEMBER 31, 2014

Financial Highlights (continued)	BlackRock Cash Funds: Treasury

	Premium
	Period December 20, 2012[1]		Period January 1, 2010 to July 26, 2010[2]

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00

Net investment income	0.0000	[3]	0.0003
Net realized gain	0.0000	[3]	—

Net increase from investment operations	0.0000		0.0003

Distributions from:[4]
Net investment income	(0.0000)[5]		(0.0003)
Net realized gain	(0.0000)[5]		—

Total distributions	(0.0000)		(0.0003)

Net asset value, end of period	$1.00		$1.00

Total Return[6]
Based on net asset value	0.00%	[7]	0.03%	[7]

Ratios to Average Net Assets[8]
Total expenses	0.00%	[9,10]	0.20%	[9,10]

Total expenses after fees waived	0.00%	[9,10]	0.11%	[9,10]

Net investment income	0.00%	[9,10]	0.05%	[9,10]

Supplemental Data
Net assets, end of period (000)	—	[1]	—	[2]

[1]	There were no Premium Shares outstanding during the fiscal years ended December 31, 2012, December 31, 2013 and December 31, 2014, except for December 20, 2012.

[2]	There were no Premium Shares outstanding from July 27, 2010 through December 31, 2010 and during the fiscal year ended December 31, 2011.

[3]	Amount is less than $0.00005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Amount is greater than $(0.00005) per share.

[6]	Where applicable, assumes the reinvestment of distributions.

[7]	Aggregate total return.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended July 26, 2010, which includes gross expenses.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

[10]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	27

Financial Highlights (continued)	BlackRock Cash Funds: Treasury

	Select
	Period January 1, 2014 to December 22, 2014[1]		Year Ended December 31,
			2013		2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income	—		0.0001		0.0000	[2]	0.0003		0.0003
Net realized gain	0.0000	[2]	0.0000	[2]	—		—		—

Net increase from investment operations	0.0000		0.0001		0.0000		0.0003		0.0003

Distributions from:[3]
Net investment income	—		(0.0001)		(0.0000)[4]		(0.0003)		(0.0003)
Net realized gain	(0.0000)[4]		(0.0000)[4]		—		—		—

Total distributions	(0.0000)		(0.0001)		(0.0000)		(0.0003)		(0.0003)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return[5]
Based on net asset value	0.00%	[6]	0.01%		0.00%		0.03%		0.03%

Ratios to Average Net Assets[7]
Total expenses	0.21%	[8,9]	0.21%	[8]	0.22%	[10]	0.21%	[8]	0.25%

Total expenses after fees waived and/or reimbursed	0.06%	[8,9]	0.09%	[8]	0.15%	[10]	0.08%	[8]	0.12%

Net investment income	0.00%	[8,9]	0.00%	[8]	0.00%	[10]	0.00%	[8]	0.04%

Supplemental Data
Net assets applicable, end of year (000)	—	[1]	$10,398		$10,543		$13,119		$288

[1]	There were no Select Shares outstanding from December 22, 2014 through December 31, 2014.

[2]	Amount is less than $0.00005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.00005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which includes gross expenses.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.04%.

[9]	Annualized.

[10]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

28	BLACKROCK FUNDS III	DECEMBER 31, 2014

Financial Highlights (continued)	BlackRock Cash Funds: Treasury

	SL Agency
	Year Ended December 31,
	2014		2013		2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income	—		0.0002		0.0006		0.0005		0.0011
Net realized gain	0.0000	[1]	0.0000	[1]	—		—		—

Net increase from investment operations	0.0000		0.0002		0.0006		0.0005		0.0011

Distributions from:[2]
Net investment income	—		(0.0002)		(0.0006)		(0.0005)		(0.0011)
Net realized gain	(0.0000)[3]		(0.0000)[3]		—		—		—

Total distributions	(0.0000)		(0.0002)		(0.0006)		(0.0005)		(0.0011)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return[4]
Based on net asset value	0.00%		0.02%		0.06%		0.05%		0.12%

Ratios to Average Net Assets[5]
Total expenses	0.08%	[6]	0.08%	[6]	0.09%	[7]	0.09%	[6]	0.13%

Total expenses after fees waived and/or reimbursed	0.06%	[6]	0.07%	[6]	0.09%	[7]	0.08%	[6]	0.08%

Net investment income	0.00%	[6]	0.01%	[6]	0.06%	[7]	0.03%	[6]	0.11%

Supplemental Data
Net assets, end of year (000)	$2,385,787		$1,548,187		$1,525,904		$682,865		$1,457,943

[1]	Amount is less than $0.00005 per share.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which includes gross expenses.

[6]	Includes the Fund’s share of the Master’s Portfolio allocated fees waived of 0.04%.

[7]	Includes the Fund’s share of the Master’s Portfolio allocated fees waived of 0.03%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	29

Financial Highlights (concluded)	BlackRock Cash Funds: Treasury

	Trust
	Period January 1, 2014 to November 10, 2014[1]		Year Ended December 31,
			2013		2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income	—		0.0001		0.0000	[2]	0.0003		0.0002
Net realized gain	0.0000	[2]	0.0000	[2]	—		—		—

Net increase from investment operations	0.0000		0.0001		0.0000		0.0003		0.0002

Distributions from:[3]
Net investment income	—		(0.0001)		(0.0000)[4]		(0.0003)		(0.0002)
Net realized gain	(0.0000)[4]		(0.0000)[4]		—		—		—

Total dividends and distributions	(0.0000)		(0.0001)		(0.0000)		(0.0003)		(0.0002)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return[5]
Based on net asset value	0.00%	[6]	0.01%		0.00%		0.03%		0.02%

Ratios to Average Net Assets[7]
Total expenses	0.44%	[8,9]	0.44%	[8]	0.45%	[10]	0.45%	[8]	0.48%

Total expenses after fees waived and/or reimbursed	0.06%	[8,9]	0.09%	[8]	0.15%	[10]	0.10%	[8]	0.16%

Net investment income	0.00%	[8,9]	0.00%	[8]	0.00%	[10]	0.00%	[8]	0.02%

Supplemental Data
Net assets, end of year (000)	$—	[1]	$25,914		$15,407		$23,597		$12,999

[1]	There were no Trust shares outstanding from November 11, 2014 through December 31, 2014.

[2]	Amount is less than $0.00005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.00005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which includes gross expenses.

[8]	Includes the Fund’s share of the Master’s Portfolio allocated fees waived of 0.04%.

[9]	Annualized.

[10]	Includes the Fund’s share of the Master’s Portfolio allocated fees waived of 0.03%.

See Notes to Financial Statements.

30	BLACKROCK FUNDS III	DECEMBER 31, 2014

Notes to Financial Statements	BlackRock Funds III

1. Organization:

BlackRock Funds III (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The financial statements and the accompanying notes relate to three series of the Trust: BlackRock Cash Funds: Institutional (“Institutional”), BlackRock Cash Funds: Prime (“Prime”) and BlackRock Cash Funds: Treasury (“Treasury”) (each a “Fund “and together, the “Funds”). The Funds are classified as diversified. Each Fund seeks to achieve its investment objective by investing all of its assets in a corresponding series of the Master Investment Portfolio (“MIPS”): Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio (each a “Master Portfolio”) and together, (the Master Portfolios”). MIPs is an affiliate of the Trust. Each Master has the same investment objective and strategies as its corresponding Fund. The value of each Fund’s investment in its corresponding Master Portfolio reflects that Fund’s proportionate interest in the net assets of that Master Portfolio. The performance of each Fund is directly affected by the performance of its corresponding Master Portfolio. At December 31, 2014, the percentage of the Master Portfolio owned by the corresponding Fund was 98.0% for Institutional, 95.4% for Prime and 61.9% for Treasury. As such, the financial statements of the Master Portfolios, including the Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the Funds’ financial statements.

Each Fund offers the following classes of shares: Institutional Shares, Select Shares, SL Agency Shares, Capital Shares and Premium Shares. Institutional also offers Aon Captives Shares. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, and differ principally with respect to administration fees to which the classes are subject. The Aon Captives Shares also bear certain expenses related to the distribution of such shares. The Aon Captives Shares have exclusive voting rights with respect to matters relating to their distribution expenditures.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Trust:

Valuation: U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It is each Fund’s policy to fair value its financial instruments at market value. Each Fund records its investment in the corresponding Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the respective Master Portfolio. Valuation of securities held by the Master Portfolios is discussed in Note 2 of the Master Portfolios’ Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master Portfolios are accounted on a trade date basis. Each Fund records daily its proportionate share of its Master Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, each Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains, if any, are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to a Fund and other shared expenses prorated to a Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes of BlackRock, Inc. (“BlackRock”).

The Trust entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the Funds’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions,

BLACKROCK FUNDS III	DECEMBER 31, 2014	31

Notes to Financial Statements (continued)	BlackRock Funds III

extraordinary expenses and certain other expenses which are borne by the Funds. BAL is entitled to receive for these administration services an annual fee based on the average daily net assets of each class of each Fund as follows:

	Institutional		Prime		Treasury
Aon Captives	0.05%		N/A		N/A
Capital	0.07%	[1]	0.07%		0.07%	[1]
Institutional	0.05%		0.05%		0.05%
Premium	0.10%	[1]	0.10%		0.10%	[1]
Select	0.15%		0.15%	[1]	0.15%	[1]
SL Agency	0.02%		0.02%		0.02%
Trust	0.38%	[1]	0.38%	[1]	0.38%	[1]

[1]	There were no shares outstanding as of December 31, 2014.

For the year ended December 31, 2014, the administration fees, which are included in administration — class specific in the Statements of Operations, for each class of each Fund are as follows:

	Institutional	Prime	Treasury
Aon Captives	$4,077	N/A	N/A
Capital	—	$916,690	$505
Institutional	$1,150,939	$3,102,375	$4
Premium	—	$1,669,866	—
Select	$350	$1,682	$14,552
SL Agency	$7,927,906	$1,511,245	$346,066
Trust	$1,161	$23,258	$83,426

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Fund and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

BAL contractually agreed to waive a portion of its administration fees for the Select Shares through April 30, 2015. After giving effect to such contractual waiver, the administration fees for the Select Shares will be 0.13%. These amounts are included in fees waived by administrator — class specific in the Statements of Operations.

The fees and expenses of the Trust’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Trust’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Funds. BAL has contractually agreed to provide an offsetting credit against the administration fees paid by the Funds in an amount equal to the independent expenses through April 30, 2015. These amounts are included in fees reimbursed by administrator in the Statements of Operations.

BAL has voluntarily agreed to waive administration fees to enable each Fund to maintain minimum levels of daily net investment income. These amounts are included in fees waived by administrator — class specific in the Statements of Operations. BAL may discontinue the waiver at any time.

For the year ended December 31, 2014, BAL waived administration fees for the Funds as follows:

	Institutional	Prime	Treasury
Aon Captives	$20	N/A	N/A
Capital	—	—	$500
Institutional	—	—	$4
Premium	—	—	—
Select	$47	$230	$14,433
SL Agency	—	—	$324,393
Trust	$693	$15,029	$83,157

As of December 31, 2014, the only eligible investors for the SL Agency Shares of the Funds are investment companies for which (i) BlackRock Fund Advisors (“BFA”), the investment advisor to the Master Portfolios, BAL, or an affiliate provides investment advisory or administration services, or (ii) BlackRock Institutional Trust Company, N.A. (“BTC”) acts as securities lending agent and which have directed BTC on their behalf to invest securities lending cash collateral in the Funds. Affiliated shareholders in the SL Agency Shares of the Funds represent a significant portion of the outstanding shares and net assets of Institutional, Prime and Treasury.

The Trust, on behalf of the Funds, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and has adopted a Distribution Plan in accordance with Rule 12b-1 with respect to the Aon Captives Shares. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, Institutional pays BRIL ongoing distribution fees with respect to Aon Captives Shares. The fees are accrued daily and paid monthly at an annual rate of 0.10% based upon the average daily net assets of the Aon Captives Shares. The Capital Shares, Institutional Shares, Premium Shares, Select Shares, SL Agency Shares and Trust Shares of Institutional do not pay any fees for distribution services. The fees paid to BRIL by Institutional are shown as Distribution — Aon Captives in the Statements of Operations.

32	BLACKROCK FUNDS III	DECEMBER 31, 2014

Notes to Financial Statements (continued)	BlackRock Funds III

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates.

4. Income Tax Information:

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for the four years ended December 31, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds’ facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of December 31, 2014, the following permanent difference attributable to the reclassification of distributions was reclassified to the following accounts:

Treasury
Undistributed net investment income	$(324)
Accumulated net realized gain	$324

The tax character of distributions paid during the fiscal year ended December 31, 2014 and December 31, 2013 was as follows:

		Institutional	Prime	Treasury
Ordinary income	12/31/14	$59,552,727	$16,201,904	$59,014
	12/31/13	$72,293,689	$17,136,363	$351,357
Long-term capital gains	12/31/13	$545,377	$138,858	—
	12/31/14	$1	—	—

Total	12/31/14	$59,552,728	$16,201,904	$59,014

	12/31/13	$72,839,066	$17,275,221	$351,357

As of December 31 2014, the tax components of accumulated net earnings were as follows:

	Institutional	Prime	Treasury
Undistributed ordinary income	$1,279,070	$352,057	$7,658

5. Principal Risks:

On July 23, 2014, the U.S. Securities and Exchange Commission adopted amendments to money market fund regulations, which structurally change the way certain money market funds will be required to operate. These amendments are generally not effective until sometime in 2016, but when implemented may affect the Funds’ operations and return potential.

6. Capital Share Transactions:

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of all distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

Transactions in capital shares for each class were as follows:

	Year Ended December 31,
Institutional	2014	2013
Aon Captives
Shares sold	863	3,789
Shares issued in reinvestment of distributions	9	638
Shares redeemed	(1,168,184)	(1,839,786)

Net decrease	(1,167,312)	(1,835,359)

Premium
Shares sold	—	—
Shares issued in reinvestment of distributions	—	—
Shares redeemed	—	—

Net increase (decrease)	—	—

BLACKROCK FUNDS III	DECEMBER 31, 2014	33

Notes to Financial Statements (continued)	BlackRock Funds III

	Year Ended December 31,
Institutional (concluded)	2014	2013
Institutional
Shares sold	24,174,318,747	20,888,926,098
Shares issued in reinvestment of distributions	1,530,102	3,726,894
Shares redeemed	(24,727,616,848)	(19,301,551,219)

Net increase (decrease)	(551,767,999)	1,591,101,773

Select
Shares sold	59,051	7,547,612
Shares issued in reinvestment of distributions	69	2,542
Shares redeemed	(4,274,228)	(14,685,554)

Net decrease	(4,215,108)	(7,135,400)

SL Agency
Shares sold	75,649,211,014	94,394,053,374
Shares issued in reinvestment of distributions	5,745	661
Shares redeemed and automatic conversion of shares	(75,767,214,636)	(89,877,412,805)

Net increase (decrease)	(117,997,877)	4,516,641,230

Trust
Shares sold	491,932	1,185,699
Shares issued in reinvestment of distributions	—	63
Shares redeemed and automatic conversion of shares	(1,038,529)	(8,854,744)

Net decrease	(546,597)	(7,668,982)

Total Net Increase (Decrease)	(675,694,893)	6,091,103,262

Prime
Capital
Shares sold	19,558,369,648	28,341,001,132
Shares issued in reinvestment of distributions	747,799	750,392
Shares redeemed	(19,284,321,993)	(28,263,633,216)

Net increase	274,795,454	78,118,308

Institutional
Shares sold	90,953,147,912	43,747,600,396
Shares issued in reinvestment of distributions	2,041,048	1,976,183
Shares redeemed	(87,151,135,023)	(41,715,898,683)

Net increase	3,804,053,937	2,033,677,896

Premium
Shares sold	91,004,079,422	26,893,853,413
Shares issued in reinvestment of distributions	289,235	845,551
Shares redeemed	(94,418,933,588)	(25,706,683,546)

Net increase (decrease)	(3,414,564,931)	1,188,015,418

Select
Shares sold	185,549,826	309,691,200
Shares issued in reinvestment of distributions	117	3,782
Shares redeemed	(185,639,776)	(320,058,938)

Net decrease	(89,833)	(10,363,956)

SL Agency
Shares sold	9,947,000,412	6,019,269,244
Shares issued in reinvestment of distributions	79	188
Shares redeemed and automatic conversion of shares	(5,020,488,361)	(6,207,632,067)

Net increase (decrease)	4,926,512,130	(188,362,635)

34	BLACKROCK FUNDS III	DECEMBER 31, 2014

Notes to Financial Statements (concluded)	BlackRock Funds III

	Year Ended December 31,
Prime (concluded)	2014	2013
Trust
Shares sold	1,137,434	11,023,331
Shares issued in reinvestment of distributions	37	1,046
Shares redeemed and automatic conversion of shares	(9,223,528)	(24,641,122)

Net decrease	(8,086,057)	(13,616,745)

Total Net Increase	5,582,620,700	3,087,468,286

Treasury
Capital
Shares sold	20,717,143	374,248,441
Shares issued in reinvestment of distributions	12	2,088
Shares redeemed	(21,432,458)	(646,660,567)

Net decrease	(715,303)	(272,410,038)

Institutional
Shares sold	—	45,000,000
Shares issued in reinvestment of distributions	—	344
Shares redeemed	—	(45,000,344)

Net increase (decrease)	—	—

Premium
Shares sold	—	—
Shares issued in reinvestment of distributions	—	—
Shares redeemed	—	—

Net increase (decrease)	—	—

Select
Shares sold	143,550,647	32,535,021
Shares issued in reinvestment of distributions	97	1,143
Shares redeemed	(153,948,584)	(32,684,337)

Net decrease	(10,397,840)	(148,173)

SL Agency
Shares sold	52,795,170,781	50,235,417,155
Shares issued in reinvestment of distributions	2,784	14,904
Shares redeemed and automatic conversion of shares	(51,957,574,256)	(50,213,111,304)

Net increase	837,599,309	22,320,755

Trust
Shares sold	25,872,237	38,558,851
Shares issued in reinvestment of distributions	256	2,827
Shares redeemed and automatic conversion of shares	(51,786,153)	(28,055,613)

Net increase (decrease)	(25,913,660)	10,506,065

Total Net Increase (Decrease)	800,572,506	(239,731,391)

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	35

Report of Independent Registered Public Accounting Firm	BlackRock Funds III

To the Board of Trustees of BlackRock Funds III and the Shareholders of BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and BlackRock Cash Funds: Treasury:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and BlackRock Cash Funds: Treasury (the “Funds”), each a series of BlackRock Funds III, at December 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by Institutional, Prime and Treasury for the taxable year ended December 31, 2014.

Interest Related Dividends and Qualified Short-Term Capital Gains for Non-US Residents[1]
Months Paid
January —December 2014
Institutional	80.20%
Prime	78.26%
Treasury	100.00%
Federal Obligation Interest[2]
Institutional	1.68%
Prime	1.02%
Treasury	0.00%

[1]	Represents the portion of the taxable ordinary dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

[2]

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any of the dividends you received is exempt from state income taxes.

36	BLACKROCK FUNDS III	DECEMBER 31, 2014

Master Portfolio Information as of December 30, 2014	Master Investment Portfolio

Money Market Master Portfolio

Portfolio Composition	Percent of Net Assets
Certificates of Deposit	34%
Commercial Paper	32
Repurchase Agreements	19
Time Deposits	8
U.S. Government Sponsored Agency Obligations	4
U.S. Treasury Obligations	3
Corporate Notes	1
Liabilities in Excess of Other Assets	(1)

Total	100%

Prime Money Market Master Portfolio

Portfolio Composition	Percent of Net Assets
Commercial Paper	40%
Certificates of Deposit	21
Repurchase Agreements	20
Time Deposits	11
U.S. Government Sponsored Agency Obligations	4
U.S. Treasury Obligations	2
Corporate Notes	1
Other Assets Less Liabilities	1

Total	100%

Treasury Money Market Master Portfolio

Portfolio Composition	Percent of Net Assets
Repurchase Agreements	61%
U.S. Treasury Obligations	39

Total	100%

BLACKROCK FUNDS III	DECEMBER 31, 2014	37

Schedule of Investments December 31, 2014	Money Market Master Portfolio (Percentages shown are based on Net Assets)

Certificates of Deposit	Par (000)	Value
Domestic — 0.9%
State Street Bank & Trust (a):
0.28%, 10/01/15	$149,000	$149,000,000
0.28%, 10/23/15	215,250	215,250,000

		364,250,000
Yankee (b) — 32.8%
Australia & New Zealand Banking Group Ltd., 0.24%, 2/25/15 (a)	137,000	137,000,000
Bank of America N.A.:
0.25%, 3/02/15	200,000	200,000,000
0.26%, 5/26/15	186,500	186,500,000
Bank of Montreal, Chicago (a):
0.23%, 1/08/15	177,000	177,000,717
0.24%, 2/20/15	110,000	110,000,000
0.24%, 6/03/15	105,000	105,001,320
0.24%, 7/06/15	100,000	100,002,854
0.25%, 7/21/15	150,000	150,000,000
0.96%, 8/07/15	75,000	75,000,000
0.25%, 10/13/15	100,000	100,000,000
0.27%, 12/10/15	200,000	200,000,000
Bank of Nova Scotia, Houston (a):
0.24%, 7/09/15	150,000	150,000,000
0.68%, 9/11/15	45,885	46,012,449
0.23%, 11/06/15	65,000	65,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd., 0.13%, 1/06/15	325,000	325,000,000
BNP Paribas SA, New York:
0.29%, 1/15/15	200,000	200,000,000
0.29%, 1/26/15	200,000	200,000,000
Canadian Imperial Bank of Commerce, New York:
0.22%, 2/09/15	71,000	70,999,992
0.24%, 5/20/15 (a)	55,000	55,000,000
0.32%, 6/01/15 (a)	553,015	553,015,000
0.23%, 6/17/15 (a)	75,000	75,000,000
0.25%, 8/21/15 (a)	48,685	48,683,453
0.26%, 10/21/15 (a)	150,000	150,000,000
Citibank NA, New York, 0.20%, 1/06/15	300,000	300,002,080
Credit Industriel et Commercial, New York:
0.30%, 4/16/15	152,250	152,250,000
0.30%, 5/15/15	225,000	225,000,000
Mitsubishi UFJ Trust & Banking Corp., New York:
0.25%, 1/07/15	100,000	100,000,000
0.25%, 1/08/15	100,000	100,000,000
0.26%, 3/10/15	500,000	500,000,000
0.25%, 4/02/15	100,000	100,000,000
0.25%, 5/12/15	25,000	25,000,000
Mizuho Bank Ltd., New York:
0.21%, 2/17/15	100,000	100,000,000
0.25%, 2/27/15	100,000	100,000,000
0.25%, 4/14/15	300,000	300,000,000
0.25%, 4/21/15	250,000	250,000,000
0.25%, 4/23/15	150,000	150,000,000
0.25%, 5/11/15	200,000	200,000,000
National Bank of Canada, New York (a):
0.33%, 3/11/15	244,900	244,900,000
0.26%, 6/19/15	218,500	218,500,000
0.30%, 9/24/15	265,000	265,000,000
Natixis, New York:
0.25%, 2/02/15	406,750	406,750,000
0.26%, 3/02/15	230,000	230,000,000
Nordea Bank Finland PLC, New York, 0.24%, 2/17/15	150,000	150,000,000
Rabobank Nederland, New York:
0.29%, 3/17/15 (a)	511,000	511,000,000
0.29%, 6/12/15 (a)	279,000	279,000,000
0.27%, 8/18/15	135,500	135,500,000
Certificates of Deposit	Par (000)	Value
Yankee (b) — (concluded)
Royal Bank of Canada, New York (a):
0.30%, 1/21/15	82,500	82,500,000
0.24%, 3/13/15	300,000	300,000,000
0.30%, 3/23/15	200,000	200,000,000
0.25%, 10/14/15	127,900	127,900,000
0.25%, 11/10/15	65,000	65,000,000
Societe Generale, New York, 0.25%, 2/02/15	240,000	240,000,000
Sumitomo Mitsui Banking Corp., New York:
0.13%, 1/06/15	325,000	325,000,000
0.25%, 1/16/15	78,000	77,999,350
0.25%, 2/25/15	175,000	175,000,000
0.25%, 3/05/15	400,000	400,000,000
0.25%, 4/02/15	200,000	200,000,000
Sumitomo Mitsui Trust Bank Ltd., New York:
0.25%, 1/05/15	200,000	200,000,000
0.26%, 2/06/15	250,000	250,000,000
0.26%, 2/20/15	200,000	200,000,000
Toronto-Dominion Bank, New York:
0.23%, 1/26/15	200,000	200,000,000
0.24%, 4/22/15	185,000	185,000,000
0.30%, 8/10/15	200,000	200,000,000
0.24%, 10/06/15 (a)	50,000	50,000,000
0.25%, 11/10/15 (a)	135,000	135,000,000
UBS AG, Stamford, 0.28%, 3/05/15 (a)	358,000	358,000,000
Wells Fargo Bank NA (a):
0.30%, 2/12/15	100,000	100,000,000
0.30%, 2/17/15	150,000	150,000,000
0.25%, 7/09/15	134,000	134,000,000
Wells Fargo Bank NA (a)
0.27%, 9/08/15	150,000	150,000,000
0.29%, 11/30/15	132,924	132,924,000
0.29%, 12/08/15	102,750	102,750,000
Westpac Banking Corp., New York, 0.26%, 10/28/15 (a)	150,000	150,000,000

		13,413,191,215
Total Certificates of Deposit — 33.7%		13,777,441,215

Commercial Paper
Alpine Securitization Corp., 0.26%, 4/02/15 (c)	100,000	99,934,278
ANZ New Zealand International Ltd. (a):
0.28%, 9/08/15	142,500	142,500,000
0.27%, 10/01/15 (d)	150,000	150,000,000
0.27%, 11/05/15 (d)	200,000	200,000,000
Australia & New Zealand Banking Group Ltd. (a):
0.23%, 3/05/15	91,000	91,000,000
0.26%, 4/28/15	100,000	100,000,000
0.25%, 5/08/15	75,000	75,000,000
0.25%, 5/12/15 (d)	75,000	75,000,000
0.25%, 11/13/15	100,000	100,000,000
Bank of Nova Scotia (The) (c):
0.25%, 3/24/15	150,000	149,914,583
0.26%, 8/03/15	125,000	124,806,806
0.27%, 8/21/15	75,000	74,871,917
Barclays Bank PLC, 0.25%, 1/06/15 (c)	100,000	99,996,528
Barton Capital LLC., 0.20%, 2/10/15 (c)	75,000	74,983,333
Bedford Row Funding Corp.:
0.26%, 3/12/15 (a)	62,500	62,500,000
0.30%, 8/05/15 (c)(d)	100,000	99,820,000
0.27%, 10/01/15 (a)(d)	7,000	7,000,000
0.29%, 11/20/15 (a)	24,750	24,750,000
BNP Paribas Finance, Inc. (c):
0.26%, 1/05/15	150,000	149,995,667
0.27%, 3/09/15	150,000	149,924,625
0.30%, 4/06/15	113,500	113,410,146

See Notes to Financial Statements.

38	BLACKROCK FUNDS III	DECEMBER 31, 2014

Schedule of Investments (continued)	Money Market Master Portfolio (Percentages shown are based on Net Assets)

Commercial Paper	Par (000)	Value
BPCE, 0.19%, 1/02/15 (c)	$200,000	$199,998,944
Chariot Funding LLC (c):
0.27%, 7/02/15 (d)	73,850	73,749,195
0.28%, 8/27/15	40,000	39,925,956
Charta LLC (c):
0.24%, 1/05/15	100,000	99,997,333
0.25%, 2/04/15	50,000	49,988,194
Collateralized Commercial Paper Co. LLC (c):
0.30%, 1/15/15	200,000	199,976,667
0.26%, 2/02/15	150,000	149,965,556
0.29%, 2/20/15	100,000	99,959,722
0.39%, 5/21/15	113,410	113,237,995
0.38%, 6/22/15	100,000	99,818,444
Commonwealth Bank of Australia (a):
0.24%, 3/19/15 (d)	180,000	179,996,290
0.24%, 3/30/15 (d)	150,000	150,000,000
0.24%, 5/18/15	143,000	143,007,592
0.25%, 6/15/15 (d)	210,000	210,000,000
0.24%, 7/20/15	110,000	109,997,427
0.25%, 7/23/15 (d)	100,000	99,997,181
0.25%, 10/23/15	155,000	155,000,000
0.26%, 10/29/15	72,000	71,994,610
CRC Funding LLC (c):
0.25%, 2/04/15	100,000	99,976,389
0.25%, 5/04/15	20,000	19,982,917
0.25%, 5/08/15	25,000	24,977,951
Credit Suisse, New York, 0.26%, 3/03/15 (c)	350,000	349,845,805
DBS Bank, Ltd., 0.23%, 3/25/15 (c)	81,700	81,656,676
DNB Bank ASA (c):
0.23%, 3/03/15	150,000	149,941,542
0.22%, 4/01/15	150,000	149,915,625
0.23%, 4/07/15	175,000	174,892,667
0.23%, 4/28/15	100,000	99,925,250
Electricite de France, 0.16%, 1/02/15 (c)	124,000	123,999,449
Gemini Securitization Corp., 0.21%, 1/02/15 (c)	100,000	99,999,417
General Electric Capital Corp. (c):
0.24%, 6/11/15	101,500	101,391,057
0.24%, 6/12/15	175,000	174,811,000
0.25%, 7/27/15	150,000	149,784,375
HSBC Bank PLC (a):
0.23%, 5/07/15	135,000	135,000,000
0.23%, 5/08/15	66,500	66,500,000
0.23%, 7/06/15	175,000	175,000,000
0.25%, 10/16/15	219,000	219,000,156
0.25%, 10/23/15 (d)	119,500	119,500,000
ING US Funding LLC (c):
0.21%, 3/03/15	200,000	199,928,833
0.22%, 3/05/15	224,100	224,013,721
0.23%, 3/09/15	66,800	66,771,406
0.23%, 4/07/15	250,000	249,846,667
Jupiter Securitization Co. LLC, 0.28%, 8/27/15 (c)	45,000	44,916,700
Kells Funding LLC (a):
0.24%, 1/07/15 (d)	175,000	174,999,949
0.21%, 1/27/15 (d)	100,000	99,999,626
0.24%, 3/25/15	100,000	100,000,000
0.24%, 3/27/15 (d)	78,000	78,000,000
0.24%, 4/10/15 (d)	100,000	100,000,000
0.24%, 4/16/15 (d)	39,250	39,252,213
0.24%, 4/23/15 (d)	165,000	165,000,000
0.24%, 10/09/15 (d)	150,000	149,986,600
LMA Americas LLC (c):
0.18%, 1/05/15	125,000	124,997,500
0.23%, 2/12/15 (d)	100,000	99,973,167
Commercial Paper	Par (000)	Value
Matchpoint Master Trust, 0.32%, 5/27/15 (c)	184,000	183,761,209
Natexis Banques Populaires, 0.20%, 1/06/15 (c)	200,000	199,994,444
National Austalia Funding Delaware, Inc. (a)(d):
0.23%, 8/11/15	150,000	150,000,000
0.23%, 8/18/15	150,000	149,991,258
National Australia Bank Ltd. (a):
0.24%, 11/04/15 (d)	100,000	100,001,032
0.25%, 11/04/15	200,000	200,000,000
0.25%, 11/09/15 (d)	200,000	200,000,000
Nederlandse Waterschapsbank NV, 0.30%, 12/22/15 (a)	50,000	50,000,000
Nordea Bank AB (c):
0.22%, 4/02/15	75,000	74,957,344
0.22%, 4/16/15 (d)	75,000	74,950,781
0.22%, 4/27/15	50,000	49,965,361
0.24%, 7/06/15	150,000	149,810,125
Old Line Funding LLC (c):
0.22%, 3/06/15	50,000	49,980,444
0.22%, 4/17/15 (d)	99,000	98,935,870
0.27%, 6/24/15	50,000	49,934,750
0.27%, 6/25/15	110,000	109,855,625
Skandinaviska Enskilda Banken AB (c):
0.25%, 2/12/15	150,000	149,956,250
0.25%, 2/13/15	150,000	149,955,208
0.26%, 4/02/15 (d)	100,000	99,935,542
0.26%, 4/07/15	50,000	49,966,000
0.26%, 5/04/15	100,000	99,912,875
Sumitomo Mitsui Trust Bank Ltd., 0.26%, 4/06/15 (c)	100,000	99,931,389
Svenska Handelsbanken, Inc., New York (c):
0.22%, 4/01/15	100,000	99,943,750
0.26%, 7/02/15	150,000	149,802,833
Toyota Credit Canada, Inc. (c):
0.30%, 5/06/15	50,000	49,947,917
0.30%, 5/07/15	50,000	49,947,500
0.27%, 7/30/15	55,000	54,913,375
Toyota Motor Credit Corp. (c):
0.23%, 3/09/15	150,000	149,935,792
0.23%, 6/08/15	150,000	149,848,583
0.25%, 7/30/15	45,000	44,934,375
Versailles Commercial Paper LLC, 0.23%, 1/05/15 (c)	100,000	99,997,444
Westpac Banking Corp., New York (a)(d):
0.24%, 3/13/15	60,000	59,998,941
0.24%, 4/09/15	160,000	160,000,000
0.24%, 4/23/15	300,000	300,000,000
0.25%, 7/30/15	150,000	150,000,000
Westpac Securities NZ Ltd., London (a):
0.26%, 1/29/15	100,000	100,000,000
0.27%, 8/13/15 (d)	175,000	175,000,000
Total Commercial Paper — 32.3%		13,181,871,664

Corporate Notes
Bank of Nova Scotia, 3.40%, 1/22/15	75,750	75,881,881
National Australia Bank Ltd., 3.75%, 3/02/15 (d)	22,982	23,111,465
Svenska Handelsbanken AB, 0.31%, 6/15/15 (a)(d)	295,800	295,800,000
Wells Fargo Bank NA, 0.51%, 7/20/15 (a)	49,000	49,072,451
Total Corporate Notes — 1.1%		443,865,797

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	39

Schedule of Investments (continued)	Money Market Master Portfolio (Percentages shown are based on Net Assets)

Time Deposits — 7.7%	Par (000)	Value
DNB Bank ASA, 0.05%, 1/02/15	$1,300,000	$1,300,000,000
Natixis, 0.05%, 1/02/15	825,000	825,000,000
Skandinaviska Enskilda Banken AB, 0.05%, 1/02/15	500,000	500,000,000
Svenska Handelsbanken AB, 0.05%, 1/02/15	500,000	500,000,000
Total Time Deposits — 7.7%		3,125,000,000

U.S. Government Sponsored Agency Obligations
Federal Farm Credit Bank (a):
0.22%, 2/24/16	79,750	79,787,538
0.24%, 3/29/16	100,000	99,987,448
0.21%, 8/01/16	75,000	74,987,995
0.13%, 10/03/16	74,500	74,474,463
0.26%, 11/21/16	32,000	32,052,170
0.18%, 1/30/17	150,000	149,936,652
0.21%, 3/24/17	50,000	50,005,982
0.17%, 10/27/17	145,000	144,914,572
Federal Home Loan Bank:
0.08%, 1/16/15 (c)	200,000	199,993,333
0.08%, 2/11/15 - 2/13/15	363,800	363,764,310
0.13%, 6/05/15 (a)	100,000	100,000,000
0.13%, 9/08/15 (a)	100,000	99,989,605
0.14%, 9/17/15 (a)	100,000	99,988,973
0.13%, 5/20/16 (a)	90,000	89,980,921
0.14%, 5/27/16 (a)	35,000	34,992,552

Total U.S. Government Sponsored Agency Obligations — 4.1%		1,694,856,514

U.S. Treasury Obligations — 3.1%
U.S. Treasury Bill (c):
0.15%, 6/25/15	660,000	659,515,055
0.13%, 7/02/15	400,000	399,735,036
U.S. Treasury Notes, 0.09%, 10/31/16 (a)	200,000	199,792,951

Total U.S. Treasury Obligations — 3.1%		1,259,043,042

Repurchase Agreements
BNP Paribas Securities Corp., 0.15%, 1/02/15 (Purchased on 10/7/14 to be repurchased at $166,060,175, collateralized by various Corporate Debt Obligations and U.S. Government Sponsored Agency Obligations, 0.00% to 5.89%, due 1/22/15 to 7/25/48, original par and fair values of $3,099,778,019 and $186,894,292, respectively)	166,000	166,000,000
Total Value of BNP Paribas Securities Corp (collateral value of $186,894,292)		166,000,000
Citigroup Global Markets, Inc., 0.10%, 1/02/15 (Purchased on 9/29/14 to be repurchased at $100,026,389, collateralized by various U.S. Treasury Obligations, 0.13% to 4.25%, due 4/15/17 to 11/15/18, original par and fair values of $101,373,100 and $102,000,070, respectively)	100,000	100,000,000
Total Value of Citigroup Global Markets, Inc. (collateral value of $102,000,070)		100,000,000
Repurchase Agreements	Par (000)	Value
Credit Suisse Securities (USA) LLC, 0.48%, 1/06/15 (Purchased on 12/30/14 to be repurchased at $194,018,107, collateralized by various Corporate Debt Obligations, 3.63% to 6.00%, due 1/25/54 to 8/25/57, original par and fair values of $244,195,000 and $242,503,640, respectively)	194,000	194,000,000
Credit Suisse Securities (USA) LLC, 0.40%, 1/02/15 (Purchased on 11/10/14 to be repurchased at $740,435,778, collateralized by various Corporate Debt Obligations and U.S. Government Sponsored Agency Obligations, 0.00% to 19.64%, due 2/25/17 to 8/28/57, original par and fair values of $4,600,688,119 and $922,002,401, respectively)	740,000	740,000,000
Credit Suisse Securities (USA) LLC, 0.50%, 2/04/15 (Purchased on 3/25/13 to be repurchased at $151,418,750, collateralized by various Corporate Debt Obligations, 0.00% to 6.00%, due 3/31/38 to 8/25/57, original par and fair values of $315,829,176 and $187,501,870, respectively) (e)	150,000	150,000,000
Credit Suisse Securities (USA) LLC, 0.50%, 2/04/15 (Purchased on 3/25/13 to be repurchased at $252,364,583, collateralized by various Corporate Debt Obligations, 0.00% to 6.00%, due 3/31/38 to 8/25/57, original par and fair values of $526,381,959 and $312,503,116, respectively) (e)	250,000	250,000,000
Total Value of Credit Suisse Securities (USA) LLC (collateral value of $1,664,511,027)		1,334,000,000
Federal Reserve Bank of New York, 0.05%, 1/02/15 (Purchased on 12/31/14 to be repurchased at $1,400,003,889, collateralized by a U.S. Treasury Obligation, 4.75%, due 2/15/41, original par and fair value of $990,714,500 and $1,400,003,923, respectively)	1,400,000	1,400,000,000
Federal Reserve Bank of New York, 0.10%, 1/06/15 (Purchased on 12/22/14 to be repurchased at $1,000,041,667, collateralized by various U.S. Treasury Obligations, 1.63% to 4.50%, due 10/31/18 to 8/15/20, original par and fair values of $988,253,700 and $1,002,674,665, respectively) (e)	1,000,000	1,000,000,000
Federal Reserve Bank of New York, 0.10%, 1/06/15 (Purchased on 12/29/14 to be repurchased at $500,011,111, collateralized by a U.S. Treasury Obligation, 3.88%, due 5/15/18, original par and fair value of $459,233,900 and $501,140,846, respectively) (e)	500,000	500,000,000
Total Value of Federal Reserve Bank of New York (collateral value of $2,903,819,434)		2,900,000,000
Goldman Sachs & Co., 0.16%, 1/05/15 (Purchased on 12/29/14 to be repurchased at $280,008,711, collateralized by various U.S. Government Sponsored Agency Obligations, 3.21% to 6.51%, due 10/15/35 to 12/15/53, original par and fair values of $1,508,952,650 and $299,600,000, respectively)	280,000	280,000,000

See Notes to Financial Statements.

40	BLACKROCK FUNDS III	DECEMBER 31, 2014

Schedule of Investments (continued)	Money Market Master Portfolio (Percentages shown are based on Net Assets)

Repurchase Agreements	Par (000)	Value
Goldman Sachs & Co., 0.16%, 1/07/15 (Purchased on 12/31/14 to be repurchased at $582,018,107, collateralized by various U.S. Government Sponsored Agency Obligations, 0.00% to 17.13%, due 6/25/18 to 10/15/49, original par and fair values of $14,888,799,376 and $626,185,549, respectively)	$582,000	$582,000,000
Total Value of Goldman Sachs & Co. (collateral value of $925,785,549)		862,000,000
HSBC Securities (USA) Inc., 0.17%, 1/02/15 (Purchased on 8/1/14 to be repurchased at $100,072,722, collateralized by various Corporate Debt Obligations, 4.25% to 9.13%, due 2/15/15 to 11/15/24, original par and fair values of $104,400,000 and $105,002,101, respectively)	100,000	100,000,000
HSBC Securities (USA) Inc., 0.25%, 1/02/15 (Purchased on 3/11/14 to be repurchased at $195,402,188, collateralized by various Corporate Debt Obligations, 0.49% to 6.50%, due 1/02/15 to 8/15/34, original par and fair values of $198,879,000 and $204,370,620, respectively)	195,000	195,000,000
Total Value of HSBC Securities (USA) Inc. (collateral value of $309,372,721)		295,000,000
J.P. Morgan Securities LLC, 0.53%, 2/18/15 (Purchased on 11/19/14 to be repurchased at $126,168,805, collateralized by various Corporate Debt Obligations, 0.00% to 7.38%, due 7/2/19 to 9/1/42, original par and fair values of $309,853,899 and $157,501,510, respectively)	126,000	126,000,000
J.P. Morgan Securities LLC, 0.40%, 1/02/15 (Purchased on 3/25/13 to be repurchased at $60,432,000, collateralized by various Corporate Debt Obligations, 0.30% to 5.48%, due 12/25/31 to 9/25/46, original par and fair values of $242,704,500 and $75,003,744, respectively)	60,000	60,000,000
J.P. Morgan Securities LLC, 0.45%, 2/04/15 (Purchased on 6/12/14 to be repurchased at $150,444,375, collateralized by various Corporate Debt Obligations and U.S. Government Sponsored Agency Obligations, 0.00% to 7.48%, due 5/25/19 to 12/20/54, original par and fair values of $1,865,724,128 and $160,504,474, respectively) (e)	150,000	150,000,000
J.P. Morgan Securities LLC, 0.53%, 2/04/15 (Purchased on 9/22/14 to be repurchased at $150,298,125, collateralized by various Corporate Debt Obligations, 0.24% to 7.62%, due 6/15/28 to 3/25/47, original par and fair values of $459,288,952 and $187,500,100, respectively) (e)	150,000	150,000,000
J.P. Morgan Securities LLC, 0.64%, 4/01/15 (Purchased on 9/22/14 to be repurchased at $150,509,333, collateralized by various Corporate Debt Obligations, 0.00% to 9.19%, due 7/2/20 to 9/25/46, original par and fair values of $464,419,417 and $187,500,860, respectively) (e)	150,000	150,000,000
Repurchase Agreements	Par (000)	Value
J.P. Morgan Securities LLC, 0.76%, 4/01/15 (Purchased on 11/25/14 to be repurchased at $200,536,222, collateralized by various Corporate Debt Obligations, 0.21% to 6.45%, due 11/15/30 to 2/15/51, original par and fair values of $4,487,994,822 and $240,004,160, respectively) (e)	200,000	200,000,000
Total Value of J.P. Morgan Securities LLC (collateral value of $1,008,014,848)		836,000,000
RBC Capital Markets LLC, 0.12%, 1/02/15 (Purchased on 12/31/14 to be repurchased at $200,001,333, collateralized by various Corporate Debt Obligations, 0.00% to 10.00%, due 1/15/15 to 3/15/87, original par and fair values of $211,363,546 and $210,000,000, respectively)	200,000	200,000,000
RBC Capital Markets LLC, 0.13%, 1/02/15 (Purchased on 3/28/14 to be repurchased at $72,072,800, collateralized by various U.S. Government Sponsored Agency Obligations, 0.00% to 5.25%, due 1/26/15 to 9/15/39, original par and fair values of $73,082,207 and $73,451,690, respectively)	72,000	72,000,000
RBC Capital Markets LLC, 0.13%, 1/02/15 (Purchased on 6/12/14 to be repurchased at $51,037,570, collateralized by various Corporate Debt Obligations, 0.00% to 10.20%, due 10/15/16 to 3/15/87, original par and fair values of $49,683,663 and $53,550,000, respectively)	51,000	51,000,000
Total Value of RBC Capital Markets LLC (collateral value of $337,001,690)		323,000,000
Wells Fargo Securities, LLC, 0.46%, 1/15/15 (Purchased on 10/15/14 to be repurchased at $93,124,344, collateralized by various Corporate Debt Obligations, 0.51% to 9.25%, due 9/15/15 to 6/15/67, original par and fair values of $88,069,129 and $97,665,751, respectively)	93,015	93,015,000
Wells Fargo Securities, LLC, 0.39%, 2/03/15 (Purchased on 11/3/14 to be repurchased at $150,149,500, collateralized by various Corporate Debt Obligations, 0.01% to 10.75%, due 1/15/15 to 5/15/97, original par and fair values of $144,705,015 and $157,500,001, respectively)	150,000	150,000,000
Wells Fargo Securities, LLC, 0.40%, 2/04/15 (Purchased on 11/5/14 to be repurchased at $140,141,556, collateralized by various Corporate Debt Obligations, 0.60% to 10.38%, due 1/15/15 to 1/15/87, original par and fair values of $137,735,685 and $147,000,001, respectively)	140,000	140,000,000
Wells Fargo Securities, LLC, 0.49%, 3/16/15 (Purchased on 12/15/14 to be repurchased at $88,108,998, collateralized by various Corporate Debt Obligations, 0.00% to 4.25%, due 1/05/15 to 5/10/32, original par and fair values of $92,534,867 and $92,583,825, respectively)	88,000	88,000,000

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	41

Schedule of Investments (concluded)	Money Market Master Portfolio (Percentages shown are based on Net Assets)

Repurchase Agreements	Par (000)	Value

Wells Fargo Securities, LLC, 0.25%, 1/02/15 (Purchased on 8/5/14 to be repurchased at $320,333,333, collateralized by various Corporate Debt Obligations, 0.00% to 8.89%, due 6/1/17 to 8/15/46, original par and fair values of $535,317,614 and $342,400,000, respectively)	$320,000	$320,000,000
Total Value of Wells Fargo Securities, LLC (collateral value of $837,149,578)		791,015,000
Total Repurchase Agreements — 18.6%		7,607,015,000
Total Investments (Cost — $41,089,093,232*) — 100.6%		41,089,093,232
Liabilities in Excess of Other Assets — (0.6)%		(242,406,695)

Net Assets — 100.0%		$40,846,686,537

Notes to Schedule of Investments

*	Cost for federal income tax purposes.

(a)	Variable rate security. Rate shown is as of report date.

(b)	Issuer is a US branch of foreign domiciled bank.

(c)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

As of December 31, 2014, the following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$41,089,093,232	—	$41,089,093,232
[1] See above Schedule of Investments for values in each security type.

The Master Portfolio may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of December 31, 2014, cash of $151,431,067 is categorized as Level 1 within the disclosure hierarchy.

During the year ended December 31, 2014, there were no transfers between levels.

See Notes to Financial Statements.

42	BLACKROCK FUNDS III	DECEMBER 31, 2014

Schedule of Investments December 31, 2014	Prime Money Market Master Portfolio (Percentages shown are based on Net Assets)

Certificates of Deposit	Par (000)	Value

Domestic — 0.2%
State Street Bank & Trust, 0.28%, 10/01/15 (a)	$50,000	$50,000,000
Yankee (b) — 21.3%
Australia & New Zealand Banking Group Ltd., 0.22%, 3/09/15 (a)	100,000	99,999,065
Bank of Montreal, Chicago:
0.23%, 1/08/15 (a)	40,000	40,000,162
0.18%, 2/10/15	100,000	100,000,000
0.19%, 2/17/15	100,000	100,000,000
0.24%, 2/20/15 (a)	40,000	40,000,000
0.24%, 6/03/15 (a)	75,000	75,000,943
0.24%, 7/17/15 (a)	87,000	87,000,000
0.96%, 8/07/15 (a)	75,000	75,000,000
Bank of Nova Scotia:
0.24%, 2/17/15	100,000	100,000,000
0.23%, 3/03/15	100,000	100,000,000
0.24%, 3/19/15	110,000	110,000,000
0.24%, 4/08/15 (a)	50,000	50,000,000
0.23%, 11/06/15 (a)	31,000	31,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd, 0.13%, 1/06/15	175,000	175,000,000
BNP Paribas SA, New York, 0.24%, 2/06/15	100,000	100,000,000
Canadian Imperial Bank of Commerce, New York:
0.22%, 2/09/15	75,000	74,999,993
0.32%, 6/01/15 (a)	162,470	162,470,000
0.23%, 6/17/15 (a)	75,000	75,000,000
0.25%, 8/21/15 (a)	25,000	24,999,205
Credit Industriel et Commercial, New York:
0.30%, 1/02/15	60,000	60,000,000
0.30%, 4/16/15	78,750	78,750,000
0.30%, 5/15/15	135,000	135,000,000
Mitsubishi UFJ Trust & Banking Corp., New York:
0.25%, 1/07/15	100,000	100,000,000
0.26%, 3/10/15	50,000	50,000,000
0.25%, 4/02/15	50,000	50,000,000
0.25%, 5/12/15	50,000	50,000,000
Mizuho Bank Ltd., New York:
0.22%, 2/02/15	75,000	75,000,000
0.22%, 3/05/15	125,000	125,000,000
0.23%, 3/26/15	175,000	175,000,000
0.25%, 5/11/15	50,000	50,000,000
National Bank of Canada, New York (a):
0.26%, 6/19/15	60,000	60,000,000
0.30%, 9/24/15	70,000	70,000,000
Oversea-Chinese Banking Corp, 0.19%, 2/02/15	100,000	100,000,000
Rabobank Nederland, New York (a):
0.29%, 6/12/15	50,000	50,000,000
0.26%, 7/17/15	100,000	100,000,000
Royal Bank of Canada, New York (a):
0.30%, 1/21/15	40,000	40,000,000
0.24%, 3/13/15	50,000	50,000,000
0.25%, 9/03/15	100,000	100,000,000
0.26%, 9/10/15	115,000	115,000,000
0.25%, 10/14/15	50,000	50,000,000
0.25%, 11/10/15	70,000	70,000,000
Sumitomo Mitsui Banking Corp.:
0.22%, 1/02/15	100,000	100,000,000
0.13%, 1/06/15	175,000	175,000,000
0.25%, 2/25/15	125,000	125,000,000
0.21%, 3/09/15	150,000	150,000,000
Svenska Handelsbanken, Inc., New York:
0.22%, 1/16/15	75,000	75,000,156
0.19%, 2/10/15	125,000	125,000,694
Certificates of Deposit	Par (000)	Value
Yankee (b) (concluded)
Toronto-Dominion Bank, New York:
0.23%, 1/22/15	50,000	50,000,000
0.24%, 4/22/15	125,000	125,000,000
0.27%, 6/01/15	75,000	75,000,000
0.30%, 8/10/15	100,000	100,000,000
0.25%, 9/04/15 (a)	100,000	100,000,000
0.24%, 10/06/15 (a)	50,000	50,000,000
UBS AG, Stamford, 0.28%, 3/05/15 (a)	123,000	123,000,000
Wells Fargo Bank NA (a):
0.30%, 2/12/15	50,000	50,000,000
0.25%, 7/01/15	75,000	75,000,000
0.25%, 7/09/15	100,000	100,000,000
0.29%, 12/08/15	100,000	100,000,000

		5,072,220,218
Total Certificates of Deposit — 21.5%		5,122,220,218

Commercial Paper
Alpine Securitization, 0.26%, 4/02/15 (c)	50,000	49,967,139
Antalis US Funding Corp., 0.23%, 1/06/15 (c)	39,600	39,598,735
Australia & New Zealand Banking International Group Ltd., London (a):
0.25%, 5/08/15	25,000	25,000,000
0.25%, 5/12/15 (d)	25,000	25,000,000
0.25%, 6/04/15	100,000	100,000,000
0.28%, 9/08/15	100,000	100,000,000
0.25%, 11/13/15	100,000	100,000,000
Bank of Nederlandse Gemeenten, 0.21%, 2/13/15 (c)(d)	70,235	70,217,383
Bank of Nova Scotia:
0.25%, 3/24/15 (c)	50,000	49,971,528
0.27%, 4/28/15 (c)	75,000	74,934,188
Barton Capital Corp., 0.20%, 1/07/15 (c)	60,000	59,998,000
Bedford Row Funding Corp. (c):
0.30%, 3/17/15	33,700	33,678,938
0.30%, 8/07/15	100,000	99,788,056
BNP Paribas Finance, Inc. (c):
0.26%, 1/22/15	150,000	149,977,687
0.22%, 3/02/15	100,000	99,963,333
BNZ International Funding Ltd., 0.25%, 1/20/15 (a)	50,000	50,001,866
BPCE, 0.19%, 1/02/15 (c)	100,000	99,999,472
Cafco LLC, 0.24%, 1/05/15 (c)	70,150	70,148,129
Caisse Centrale Desjardins du Quebec, 0.18%, 1/26/15 (c)(d)	100,000	99,987,500
Caisse des Depots et Consignations (c):
0.18%, 2/13/15	40,000	39,991,639
0.23%, 4/17/15	75,000	74,949,208
0.23%, 5/05/15	48,196	48,157,818
0.27%, 6/22/15	50,000	49,935,500
0.27%, 7/08/15	70,000	69,901,300
Chariot Funding LLC (c):
0.25%, 6/09/15	97,800	97,692,012
0.27%, 6/22/15	100,000	99,871,000
0.27%, 6/29/15	50,000	49,932,875
Charta LLC (c):
0.25%, 2/04/15	100,000	99,976,388
0.25%, 2/09/15	50,000	49,986,458
0.25%, 2/17/15	43,000	42,985,965
Collateralized Commercial Paper Co. LLC (c):
0.25%, 1/05/15	100,000	99,997,222
0.21%, 2/25/15	70,000	69,977,542
0.30%, 3/16/15	50,000	49,969,167
0.30%, 5/04/15	50,000	49,948,750

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	43

Schedule of Investments (continued)	Prime Money Market Master Portfolio (Percentages shown are based on Net Assets)

Commercial Paper	Par (000)	Value
Commonwealth Bank of Australia (a):
0.24%, 3/30/15 (d)	$50,000	$50,000,000
0.24%, 5/07/15 (d)	25,000	25,000,877
0.24%, 6/29/15 (d)	60,000	60,000,000
0.24%, 7/08/15	75,000	75,000,000
0.24%, 7/20/15	45,000	44,998,947
0.26%, 10/27/15 (d)	100,000	99,992,555
0.26%, 11/19/15	100,000	100,000,000
CPPIB Capital, Inc., 0.30%, 3/26/15 (c)	38,550	38,523,015
CRC Funding LLC, 0.25%, 2/04/15 (c)	50,000	49,988,194
Credit Suisse, New York (c):
0.22%, 1/06/15	100,000	99,996,944
0.26%, 3/03/15	75,000	74,966,958
DBS Bank Ltd. (c):
0.23%, 2/23/15	30,000	29,989,842
0.23%, 3/16/15	150,000	149,929,083
0.24%, 4/02/15	95,720	95,661,930
0.23%, 5/19/15 (d)	100,000	99,911,833
DNB NOR Bank ASA, 0.19%, 2/12/15 (c)	150,000	149,965,875
Electricite de France SA, 0.16%, 1/06/15 (c)	80,000	79,998,222
Erste Abwicklungsanstalt (c):
0.17%, 1/14/15	100,000	99,993,861
0.17%, 1/21/15 (d)	100,000	99,990,556
0.18%, 2/24/15	150,000	149,959,500
0.25%, 7/01/15	70,000	69,912,014
HSBC Bank PLC (a):
0.23%, 5/07/15	40,000	40,000,000
0.23%, 5/08/15	75,000	75,000,000
0.23%, 7/06/15	75,000	75,000,000
0.25%, 10/16/15	110,000	110,000,084
0.26%, 11/19/15	92,500	92,500,000
Jupiter Securitization Co. LLC (c):
0.25%, 6/15/15	50,000	49,942,708
0.27%, 6/23/15	100,000	99,870,250
0.27%, 6/29/15	100,000	99,865,750
Kells Funding LLC:
0.24%, 1/07/15 (a)(d)	75,000	74,999,978
0.24%, 1/08/15 (a)(d)	50,000	49,999,942
0.25%, 2/20/15 (a)(d)	75,000	75,000,508
0.17%, 2/26/15 (c)	100,000	99,973,556
0.24%, 3/26/15 (a)	75,000	75,000,000
0.26%, 4/02/15 (a)(d)	65,000	64,999,971
0.22%, 10/30/15 (a)	125,650	125,629,268
LMA Americas LLC, 0.18%, 1/05/15 (c)	75,000	74,998,500
Matchpoint Master Trust, 0.32%, 5/18/15 (c)	25,000	24,969,556
Mitsubishi UFJ Trust & Banking Corp. (c):
0.21%, 1/26/15	25,000	24,996,354
0.20%, 2/06/15	75,000	74,985,000
0.25%, 5/13/15 (d)	100,000	99,908,333
Mont Blanc Capital Corp. (c):
0.22%, 1/07/15	33,188	33,186,783
0.22%, 1/08/15	78,000	77,996,663
National Australia Funding:
0.20%, 1/21/15 (c)	100,000	99,988,889
0.23%, 3/10/15 (a)(d)	40,000	40,000,000
0.23%, 3/11/15 (a)	75,000	74,998,715
0.23%, 3/13/15 (a)	69,000	69,003,593
0.25%, 11/04/15 (a)	50,000	50,000,000
0.25%, 11/09/15 (a)(d)	50,000	50,000,000
Nederlandse Waterschapsbank NV (a):
0.23%, 7/09/15	50,000	50,000,000
0.23%, 10/01/15	120,000	120,000,000
0.30%, 12/22/15	100,000	100,000,000
Nordea Bank AB:
0.17%, 2/13/15	100,000	99,999,403
0.18%, 2/19/15 (c)	75,000	74,982,135
0.18%, 2/23/15 (c)	95,000	94,975,524
Nordea Bank AB: (concluded)
0.23%, 3/17/15 (c)	50,000	49,976,563
0.22%, 4/16/15 (c)(d)	97,250	97,186,180
Old Line Funding LLC (c):
0.22%, 3/06/15	30,000	29,988,267
0.22%, 3/13/15	28,302	28,289,720
0.22%, 3/23/15	40,055	40,035,173
0.22%, 4/21/15	50,000	49,966,389
0.23%, 5/13/15	50,000	49,957,833
0.23%, 5/14/15	50,000	49,957,514
0.27%, 6/22/15	70,333	70,242,270
Oversea Chinese Banking, Corp. Ltd. (c):
0.19%, 2/23/15	100,000	99,972,028
0.19%, 3/02/15	100,000	99,968,333
0.23%, 4/09/15	100,000	99,937,389
PSP Capital, Inc., 0.25%, 6/16/15 (c)	30,000	29,965,417
Rabobank USA Financial Corp. (c):
0.22%, 2/17/15	64,500	64,481,474
0.26%, 4/14/15	100,000	99,927,042
0.24%, 7/14/15	52,000	51,932,747
Skandin Enskilda Banken AG, 0.20%, 2/03/15 (c)	134,000	133,975,433
Starbird Funding Corp., 0.32%, 5/27/15 (c)	50,000	49,935,111
Sumitomo Mitsui Banking Corp. Ltd. (c):
0.22%, 1/12/15	150,000	149,989,917
0.22%, 3/02/15 (d)	50,000	49,981,667
0.25%, 3/20/15	100,000	99,945,833
Svenska Handelsbanken, Inc. (c):
0.18%, 2/17/15	70,103	70,086,983
0.23%, 3/24/15	50,000	49,974,375
0.26%, 7/02/15	100,000	99,868,556
Thunder Bay Funding LLC (c):
0.22%, 2/03/15	56,000	55,988,707
0.22%, 4/13/15	50,000	49,968,833
0.22%, 5/01/15	90,461	90,394,662
0.27%, 6/18/15	35,000	34,955,900
0.27%, 6/24/15	50,000	49,934,750
Toyota Motor Corp. (c):
0.27%, 7/08/15	74,750	74,644,603
0.25%, 7/30/15	50,000	49,927,083
United Overseas Bank Ltd. (c):
0.23%, 1/22/15 (d)	75,000	74,989,938
0.25%, 2/10/15	50,000	49,987,222
Versailles Commercial Paper LLC (c):
0.23%, 1/02/15	100,000	99,999,361
0.22%, 1/07/15	50,000	49,998,167
0.23%, 3/02/15 (d)	75,000	74,971,250
Westpac Banking Corp.:
0.24%, 4/09/15 (a)(d)	40,000	40,000,000
0.25%, 7/02/15 (c)(d)	100,000	99,873,611
0.27%, 11/20/15 (a)	100,000	100,000,000
Westpac Securities NZ Ltd.:
0.26%, 1/29/15 (a)	100,000	100,000,000
0.25%, 4/07/15 (c)	75,000	74,950,000
Total Commercial Paper — 40.2%		9,564,182,768

Corporate Notes
Bank of Montreal, 0.51%, 9/24/15 (a)	25,000	25,044,077
Royal Bank of Canada, 0.55%, 5/01/15	32,000	32,031,553
Svenska Handelsbanken AB, 0.31%, 6/15/15 (a)(d)	108,200	108,200,000
Westpac Banking Corp., 4.20%, 2/27/15	33,750	33,956,535
Total Corporate Notes — 0.8%		199,232,165

See Notes to Financial Statements.

44	BLACKROCK FUNDS III	DECEMBER 31, 2014

Schedule of Investments (continued)	Prime Money Market Master Portfolio (Percentages shown are based on Net Assets)

Time Deposits	Par (000)	Value
Credit Agricole Corporate & Investment Bank, New York, 0.07%, 1/02/15	$357,000	$357,000,000
DEN Norske Bank ASA, 0.05%, 1/02/15	700,000	700,000,000
Natixis, 0.05%, 1/02/15	580,000	580,000,000
Skandinaviska Enskilda Banken AB, 0.05%, 1/02/15	500,000	500,000,000
Svenska Handelsbanken, Inc., 0.05%, 1/02/15	500,000	500,000,000
Total Time Deposits — 11.1%		2,637,000,000

U.S. Government Sponsored Agency Obligations
Federal Home Loan Bank:
0.08%, 1/16/15 (c)	255,100	255,091,497
0.08%, 1/28/15 (c)	105,000	104,993,543
0.08%, 2/11/15 (c)	50,000	49,995,160
0.10%, 2/11/15 - 2/13/15 (a)	76,700	76,699,617
0.08%, 2/13/15 (c)	100,000	99,989,847
0.12%, 2/27/15 - 3/25/15 (a)	162,000	161,999,320
0.11%, 5/21/15 (a)	100,000	100,000,000
Total U.S. Government Sponsored Agency Obligations — 3.6%		848,768,984

U.S. Treasury Obligations
U.S. Treasury Bills (c):
0.15%, 6/25/15	340,000	339,749,944
0.13%, 7/02/15	200,000	199,867,518
Total U.S. Treasury Obligations — 2.3%		539,617,462

Repurchase Agreements
BNP Paribas Securities Corp., 0.15%, 1/02/15 (Purchased on 10/07/14 to be repurchased at $84,030,450, collateralized by various Corporate Debt Obligations, 0.31% to 5.75%, due 3/17/17 to 4/25/47, original par and fair value of $271,517,132 and $104,945,815, respectively)	84,000	84,000,000
Total Value of BNP Paribas Securities Corp. (collateral value of $104,945,815)		84,000,000
Citigroup Global Markets, Inc., 0.05%, 1/02/15 (Purchased on 12/31/2014 to be repurchased at $126,684,352, collateralized by various U.S. Treasury Obligations, 0.00% to 3.13%, due 9/30/15 to 5/15/32, original par and fair value of $131,063,745 and $129,217,734, respectively) (e)	126,684	126,684,000
Total Value of Citigroup Global Markets, Inc., (collateral value of $129,217,734)		126,684,000
Credit Suisse Securities (USA) LLC, 0.40%, 1/02/15 (Purchased on 11/10/14 to be repurchased at $405,050,890, collateralized by various Corporate Debt & U.S. Government Sponsored Agency Obligations, 0.00% to 8.28%, due 5/11/15 to 9/25/58, original par and fair values of $871,258,912 and $501,580,849, respectively)	404,813	404,812,500
Credit Suisse Securities (USA) LLC, 0.50%, 2/04/15 (Purchased on 3/25/13 to be repurchased at $50,472,917, collateralized by various Corporate Debt Obligations, 0.00% to 13.00%, due 1/02/16 to 1/30/44, original par and fair value of $88,041,926 and $60,003,418, respectively) (f)	50,000	50,000,000
Repurchase Agreements	Par (000)	Value
Credit Suisse Securities (USA) LLC, 0.48%, 1/06/15, (Purchased on 12/30/14 to be repurchased at $95,008,867, collateralized by various Corporate Debt Obligations, 0.00% to 13.00%, due 3/11/15 to 1/25/54, original par and fair values of $145,964,952 and $118,069,480, respectively)	95,000	95,000,000
Total Value of Credit Suisse Securities (USA) LLC (collateral value of $679,653,747)		549,812,500
Deutsche Bank Securities, Inc., 0.10%, 1/02/15 (Purchased on 12/31/14 to be repurchased at $123,600,687, collateralized by various U.S. Treasury Obligations, 1.50% to 2.75%, due 1/31/19 to 2/15/24, original par and fair value of $123,951,870 and $126,072,041, respectively) (e)	123,600	123,600,000
Total Value of Deutsche Bank Securities, Inc. (collateral value of $126,072,041)		123,600,000
Federal Reserve Bank of New York, 0.05%, 1/02/15 (Purchased on 12/31/2014 to be repurchased at $1,700,004,722, collateralized by various U.S. Treasury Obligations, 3.75% to 4.75%, due 2/15/41 to 8/15/41, original par and fair value of $1,312,856,400 and $1,700,004,806, respectively)	1,700,000	1,700,000,000
Federal Reserve Bank of New York, 0.10%, 1/05/15 (Purchased on 12/29/14 to be repurchased at $500,009,722, collateralized by various U.S. Treasury Obligations, 1.63% to 4.50%, due 8/15/22 to 5/15/38, original par and fair value of $381,291,300 and $507,513,820, respectively) (f)	500,000	500,000,000
Federal Reserve Bank of New York, 0.10%, 1/05/15 (Purchased on 12/22/14 to be repurchased at $500,019,444, collateralized by various U.S. Treasury Obligations, 3.88%, due 5/15/18, original par and fair value of $459,233,900 and $501,140,846, respectively) (f)	500,000	500,000,000
Total Value of Federal Reserve Bank of New York (collateral value of $2,708,659,472)		2,700,000,000
HSBC Securities (USA), Inc., 0.07%, 1/02/15 (Purchased on 7/01/14 to be repurchased at $15,005,396, collateralized by a U.S. Treasury Obligation, 4.75%, due 2/15/37, original par and fair value of $11,340,000 and $15,303,250, respectively)	15,000	15,000,000
Total Value of HSBC Securities (USA), Inc. (collateral value of $15,303,250)		15,000,000
J.P. Morgan Securities LLC, 0.20%, 1/02/15 (Purchased on 3/25/13 to be repurchased at $50,180,000, collateralized by various Corporate Debt Obligations, 0.00% to 6.81%, due 11/15/28 to 9/25/57, original par and fair values of $1,533,712,000 and $53,501,412, respectively)	50,000	50,000,000
J.P. Morgan Securities LLC, 0.40%, 1/02/15 (Purchased on 3/25/13 to be repurchased at $30,216,000, collateralized by various Corporate Debt Obligations, 0.34% to 8.31%, due 3/01/30 to 5/25/37, original par and fair value of $342,436,452 and $37,500,204, respectively)	30,000	30,000,000

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	45

Schedule of Investments (continued)	Prime Money Market Master Portfolio (Percentages shown are based on Net Assets)

Repurchase Agreements	Par (000)	Value
J.P. Morgan Securities LLC, 0.45%, 1/02/15 (Purchased on 6/12/14 to be repurchased at $125,318,750, collateralized by various U.S. Government Agency Debt Obligations, 0.00% to 5.80%, due 11/25/19 to 4/15/49, original par and fair value of $167,408,010 and $133,750,118, respectively)	$125,000	$125,000,000
J.P. Morgan Securities LLC, 0.53%, 1/02/15 (Purchased on 9/22/14 to be repurchased at $45,067,575, collateralized by various Corporate Debt Obligations, 0.31% to 0.41%, due 2/25/36 to 5/15/37, original par and fair values of $212,353,000 and $56,251,322, respectively) (f)	45,000	45,000,000
J.P. Morgan Securities LLC, 0.64%, 1/02/15 (Purchased on 9/22/14 to be repurchased at $45,081,600, collateralized by various Corporate Debt Obligations, 0.31% to 5.84%, due 7/25/27 to 5/25/37, original par and fair value of $185,346,175 and $56,250,352, respectively) (f)	45,000	45,000,000
J.P. Morgan Securities LLC, 0.76%, 1/02/15 (Purchased on 11/25/14 to be repurchased at $50,040,111, collateralized by various Corporate Debt Obligations, 1.01% to 5.90%, due 2/15/40 to 6/11/50, original par and fair value of $72,930,104 and $60,002,011, respectively) (f)	50,000	50,000,000
J.P. Morgan Securities LLC, 0.54%, 1/06/15 (Purchased on 9/22/14 to be repurchased at $100,159,000, collateralized by various Government Agency Obligations, 0.29% to 4.93%, due 4/19/26 to 11/25/36, original par and fair value of $136,371,000 and $125,003,260 respectively)	100,000	100,000,000
J.P. Morgan Securities LLC, 0.53%, 2/18/15 (Purchased on 11/19/14 to be repurchased at $40,053,589, collateralized by various Corporate Debt Obligations, 0.35% to 4.98%, due 12/25/31 to 5/25/37, original par and fair value of $78,300,000 and $50,003,039, respectively)	40,000	40,000,000
Total Value of J.P. Morgan Securities LLC (collateral value of $572,261,718)		485,000,000
RBC Capital Markets LLC, 0.12%, 1/02/15 (Purchased on 12/31/14 to be repurchased at $63,000,420, collateralized by various Corporate Debt Obligations, 0.00% to 9.00%, due 6/04/17 to 3/15/87, original par and fair value of $59,811,273 and $66,150,001, respectively)	63,000	63,000,000
RBC Capital Markets LLC, 0.13%, 1/02/15 (Purchased on 3/28/14 to be repurchased at $25,025,278, collateralized by various U.S. Government Agency Debt Obligations, 0.00% to 2.00%, due 1/02/15 to 3/14/24, original par and fair value of $26,282,456 and $26,250,001, respectively)	25,000	25,000,000
RBC Capital Markets LLC, 0.13%, 1/02/15 (Purchased on 6/13/14 to be repurchased at $16,011,729, collateralized by various Corporate Debt Obligations, 0.00% to 9.00%, due 3/20/15 to 11/18/44, par and fair value of $18,261,610 and $16,800,000, respectively)	16,000	16,000,000
Repurchase Agreements	Par (000)	Value
RBC Capital Markets LLC, 0.20%, 1/07/15 (Purchased on 12/31/14 to be repurchased at $100,003,889, collateralized by various Corporate Debt Obligations, 0.00% to 10.20%, due 5/18/16 to 3/15/87, original par and fair value of $113,651,952 and $105,000,000, respectively)	100,000	100,000,000
Total Value of RBC Capital Markets LLC (collateral value of $214,200,002)		204,000,000
Wells Fargo Securities LLC, 0.25%, 1/02/15 (Purchased on 8/05/14 to be repurchased at $180,187,500, collateralized by various Corporate Debt Obligations, 0.47% to 11.88%, due 2/15/15 to 3/30/67, original par and fair value of $268,338,349 and $203,827,926, respectively)	180,000	180,000,000
Wells Fargo Securities LLC, 0.46%, 1/12/15 (Purchased on 10/14/14 to be repurchased at $50,057,500, collateralized by various Corporate Debt Obligations, 1.13% to 9.75%, due 9/15/15 to 4/01/34, original par and fair value of $46,759,404 and $51,500,000, respectively)	50,000	50,000,000
Wells Fargo Securities LLC, 0.46%, 1/15/15 (Purchased on 10/15/14 to be repurchased at $36,748,149, collateralized by various Corporate Debt Obligations, 0.91% to 7.13%, due 1/30/15 to 10/31/33, original par and fair value of $35,512,423 and $37,806,151, respectively)	36,705	36,705,000
Wells Fargo Securities LLC, 0.39%, 2/03/15 (Purchased on 11/3/14 to be repurchased at $100,099,667, collateralized by various Corporate Debt Obligations, 0.65% to 12.00%, due 1/15/15 to 12/15/34, original par and fair value of $96,489,425 and $103,000,000, respectively)	100,000	100,000,000
Wells Fargo Securities LLC, 0.40%, 2/04/15 (Purchased on 11/05/14 to be repurchased at $59,059,656, collateralized by various Corporate Debt Obligations, 0.59% to 8.25%, due 1/15/15 to 11/21/24, original par and fair value of $56,753,525 and $60,770,001, respectively)	59,000	59,000,000
Wells Fargo Securities LLC, 0.49%, 3/16/15 (Purchased on 12/15/14 to be repurchased at $42,052,022, collateralized by various Corporate Debt Obligations, 3.70% to 4.63%, due 10/15/20 to 1/15/23, original par and fair value of $48,065,558 and $48,321,990, respectively)	42,000	42,000,000
Total Value of Wells Fargo Securities LLC (collateral value of $505,226,068)		467,705,000
Total Repurchase Agreements — 20.0%		4,755,801,500
Total Investments (Cost — $23,666,823,097*) — 99.5%		23,666,823,097
Other Assets Less Liabilities — 0.5%		127,518,685

Net Assets — 100.0%		$23,794,341,782

See Notes to Financial Statements.

46	BLACKROCK FUNDS III	DECEMBER 31, 2014

Schedule of Investments (concluded)	Prime Money Market Master Portfolio

Notes to Schedule of Investments

*	Cost for federal income tax purposes.

(a)	Variable rate security. Rate shown is as of report date.

(b)	Issuer is a U.S. branch of foreign domiciled bank.

(c)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Traded in a joint account.

(f)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted price in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

As of December 31, 2014, the following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$23,666,823,097	—	$23,666,823,097
[1] See above Schedule of Investments for values in each security type.

The Master Portfolio may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of December 31, 2014, cash of $324,850,311 is categorized as Level 1 within the disclosure hierarchy.

During the year ended December 31, 2014, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	47

Schedule of Investments December 31, 2014	Treasury Money Market Master Portfolio (Percentages shown are based on Net Assets)

U.S. Treasury Obligations	Par (000)	Value
U.S. Treasury Bills (a):
0.00%, 1/02/15	$43,619	$43,618,997
0.05%, 2/05/15	150,000	149,992,172
0.06%, 2/19/15	50,000	49,996,325
0.05%, 2/26/15	100,000	99,992,611
0.05%, 3/12/15	90,000	89,991,250
0.05%, 3/19/15	50,000	49,994,920
0.13%, 4/02/15	76,075	76,050,001
0.04%, 4/16/15	100,000	99,989,062
0.05%, 4/23/15	50,000	49,992,222
0.06%, 5/07/15	100,000	99,979,875
0.06%, 5/14/15	25,000	24,994,458
0.07%, 5/21/15	30,000	29,992,067
0.07%, 5/28/15	118,875	118,841,022
0.10%, 6/18/15	50,000	49,976,667
U.S. Treasury Notes:
0.25%, 1/31/15	40,000	40,006,798
0.25%, 2/28/15	32,610	32,620,388
2.50%, 3/31/15	150,000	150,892,496
0.25%, 5/15/15	21,000	21,012,784
0.09%, 1/31/16 (b)	32,900	32,891,347
0.11%, 4/30/16 (b)	62,076	62,076,079
0.11%, 7/31/16 (b)	62,995	63,018,088
0.09%, 10/31/16 (b)	79,563	79,533,574
Total U.S. Treasury Obligations — 39.3%		1,515,453,203

Repurchase Agreements — 60.7%
Barclays Capital, Inc., 0.05%, 1/02/15 (Purchased on 12/31/14 to be repurchased at $43,532,121, collateralized by a U.S. Treasury Obligation, 1.63%, due 12/31/19, original par and fair value of $44,527,900 and $44,402,688, respectively)	43,532	43,532,000
Total Value of Barclays Capital, Inc. (collateral value of $44,402,688)		43,532,000
BNP Paribas Securities Corp., 0.08%, 1/07/15 (Purchased on 12/10/14 to be repurchased at $50,003,111, collateralized by various U.S. Treasury Obligations, 0.00% to 3.63%, due 2/15/15 to 11/15/43, original par and fair values of $74,002,992 and $51,000,094, respectively) (c)	50,000	50,000,000
BNP Paribas Securities Corp., 0.08%, 1/07/15 (Purchased on 12/5/14 to be repurchased at $64,104,701, collateralized by various U.S. Treasury Obligations, 0.00%, due 11/15/15 to 11/15/43, original par and fair values of $100,887,166 and $65,382,025, respectively) (c)	64,100	64,100,000
Total Value of BNP Paribas Securities Corp. (collateral value of $116,382,119)		114,100,000
Citigroup Global Markets, Inc., 0.05%, 1/02/15 (Purchased on 12/31/14 to be repurchased at $48,316,134, collateralized by various U.S. Treasury Obligations, 0.00% to 3.13%, due 9/30/15 to 5/15/32, original par and fair values of $49,986,392 and $49,282,341, respectively) (d)	48,316	48,316,000
Total Value of Citigroup Global Markets, Inc. (collateral value of $49,282,341)		48,316,000
Repurchase Agreements	Par (000)	Value
Deutsche Bank Securities, Inc., 0.10%, 1/02/15 (Purchased on 12/31/14 to be repurchased at $51,400,286, collateralized by various U.S. Treasury Obligations, 1.50% to 2.75%, due 1/31/19 to 2/15/24, original par and fair values of $51,546,330 and $52,428,018, respectively) (d)	$51,400	$51,400,000
Total Value of Deutsche Bank Securities, Inc. (collateral value of $52,428,018)		51,400,000
HSBC Securities (USA), Inc., 0.06%, 1/02/15 (Purchased on 12/31/14 to be repurchased at $80,000,267, collateralized by various U.S. Treasury Obligations, 0.25% to 9.88%, due 1/15/15 to 11/15/44, original par and fair values of $78,633,330 and $81,603,282, respectively)	80,000	80,000,000
HSBC Securities (USA), Inc., 0.06%, 1/02/15 (Purchased on 1/27/14 to be repurchased at $200,113,333, collateralized by various U.S. Treasury Obligations, 0.13% to 9.25%, due 1/15/15 to 11/15/44, original par and fair values of $197,716,533 and $204,002,875, respectively)	200,000	200,000,000
Total Value of HSBC Securities (USA), Inc. (collateral value of $285,606,157)		280,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.06%, 1/02/15 (Purchased on 12/31/14 to be repurchased at $814,102,714, collateralized by a U.S. Treasury Obligation, 6.25%, due 5/15/30, original par and fair value of $553,425,000 and $830,382,108, respectively)	814,100	814,100,000
Total Value of Merrill Lynch, Pierce, Fenner & Smith, Inc. (collateral value of $830,382,108)		814,100,000
Morgan Stanley & Co. LLC, 0.07%, 1/02/15 (Purchased on 12/31/14 to be repurchased at $126,000,490, collateralized by various U.S. Treasury Obligations, 3.13%, due 5/15/21 to 8/15/44, original par and fair values of $118,404,700 and $128,520,072, respectively)	126,000	126,000,000
Morgan Stanley & Co. LLC, 0.07%, 1/02/15 (Purchased on 12/31/14 to be repurchased at $500,001,944, collateralized by cash and various U.S. Treasury Obligations, 0.00% to 4.75%, due 1/31/15 to 11/30/21, original par and fair values of $507,740,875 and $508,941,985, respectively)	500,000	500,000,000
Total Value of Morgan Stanley & Co. LLC (collateral value of $637,462,057)		626,000,000
SG Americas Securities LLC, 0.07%, 1/02/15 (Purchased on 12/31/14 to be repurchased at $363,440,413, collateralized by various U.S. Treasury Obligations, 0.13% to 2.13%, due 4/15/18 to 2/15/40, original par and fair values of $268,153,400 and $370,707,902, respectively)	363,439	363,439,000
Total Value of SG Americas Securities LLC (collateral value of $370,707,902)		363,439,000
Total Repurchase Agreements — 60.7%		2,340,887,000
Total Investments (Cost — $3,856,340,203*) — 100.0%		3,856,340,203
Other Assets Less Liabilities — 0.0%		1,213,499

Net Assets — 100.0%		$3,857,553,702

See Notes to Financial Statements.

48	BLACKROCK FUNDS III	DECEMBER 31, 2014

Schedule of Investments (concluded)	Treasury Money Market Master Portfolio

Notes to Schedule of Investments

*	Cost for federal income tax purposes.

(a)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(d)	Traded in a joint account.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements. As of December 31, 2014, the following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$3,856,340,203	—	$3,856,340,203
[1] See above Schedule of Investments for values in each security type.

The Master Portfolio may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of December 31, 2014, cash of $176,367 is categorized as Level 1 within the disclosure hierarchy.

During the year ended December 31, 2014, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	49

Statements of Assets and Liabilities

December 31, 2014	Money Market Master Portfolio	Prime Money Market Master Portfolio	Treasury Money Market Master Portfolio

Assets
Investments at value — unaffiliated[1]	$33,482,078,232	$18,911,021,597	$1,515,453,203
Repurchase agreements, at value[2]	7,607,015,000	4,755,801,500	2,340,887,000
Cash	151,431,067	324,850,311	176,367
Interest receivable	9,708,813	3,926,242	1,081,063
Contributions receivable from investors	—	—	176,072

Total assets	41,250,233,112	23,995,599,650	3,857,773,705

Liabilities
Investments purchased payable	399,735,036	199,867,518	—
Investment advisory fees payable	2,447,870	1,281,314	188,083
Withdrawals payable to investors	1,121,875	1,097	—
Trustees’ fees payable	126,334	61,362	12,662
Professional fees payable	115,460	46,577	19,258

Total liabilities	403,546,575	201,257,868	220,003

Net Assets	$40,846,686,537	$23,794,341,782	$3,857,553,702

Net Assets Consist of
Investors’ capital	$40,846,686,537	$23,794,341,782	$3,857,553,702

[1] Investments at cost — unaffiliated	$33,482,078,232	$18,911,021,597	$1,515,453,203
[2] Repurchase agreements at cost — unaffiliated	$7,607,015,000	$4,755,801,500	$2,340,887,000

See Notes to Financial Statements.

50	BLACKROCK FUNDS III	DECEMBER 31, 2014

Statements of Operations

Year Ended December 31, 2014	Money Market Master Portfolio	Prime Money Market Master Portfolio	Treasury Money Market Master Portfolio

Investment Income
Interest	$96,465,625	$37,168,060	$1,869,901

Expenses
Investment advisory	42,782,619	18,055,347	3,001,554
Independent Trustees	515,892	243,259	56,663
Professional	141,583	55,654	22,419

Total expenses	43,440,094	18,354,260	3,080,636
Less fees waived by Manager	(13,492,261)	(5,715,517)	(1,251,281)

Total expenses after fees waived	29,947,833	12,638,743	1,829,355

Net investment income	66,517,792	24,529,317	40,546

Realized Gain
Net realized gain from investments	3,145,559	794,518	110,422

Net Increase in Net Assets Resulting from Operations	$69,663,351	$25,323,835	$150,968

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	51

Statements of Changes in Net Assets	Master Investment Portfolio

	Money Market Master Portfolio
	Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$66,517,792	$78,288,256
Net realized gain	3,145,559	4,880,770

Net increase in net assets resulting from operations	69,663,351	83,169,026

Capital Transactions
Proceeds from contributions	53,841,747,303	115,690,759,904
Value of withdrawals	(54,589,158,809)	(109,538,593,100)

Net increase (decrease) in net assets derived from capital transactions	(747,411,506)	6,152,166,804

Net Assets
Total increase (decrease) in net assets	(677,748,155)	6,235,335,830
Beginning of year	41,524,434,692	35,289,098,862

End of year	$40,846,686,537	$41,524,434,692

See Notes to Financial Statements.

52	BLACKROCK FUNDS III	DECEMBER 31, 2014

Statements of Changes in Net Assets	Master Investment Portfolio

	Prime Money Market Master Portfolio
	Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$24,529,317	$24,781,969
Net realized gain	794,518	2,332,546

Net increase in net assets resulting from operations	25,323,835	27,114,515

Capital Transactions
Proceeds from contributions	128,913,398,407	121,197,162,810
Value of withdrawals	(124,057,023,599)	(118,246,074,954)

Net increase in net assets derived from capital transactions	4,856,374,808	2,951,087,856

Net Assets
Total increase in net assets	4,881,698,643	2,978,202,371
Beginning of year	18,912,643,139	15,934,440,768

End of year	$23,794,341,782	$18,912,643,139

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	53

Statements of Changes in Net Assets	Master Investment Portfolio

	Treasury Money Market Master Portfolio
	Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$40,546	$601,469
Net realized gain	110,422	239,050

Net increase in net assets resulting from operations	150,968	840,519

Capital Transactions
Proceeds from contributions	27,585,996,303	52,488,936,457
Value of withdrawals	(26,466,792,303)	(52,365,402,628)

Net increase in net assets derived from capital transactions	1,119,204,000	123,533,829

Net Assets
Total increase in net assets	1,119,354,968	124,374,348
Beginning of year	2,738,198,734	2,613,824,386

End of year	$3,857,553,702	$2,738,198,734

See Notes to Financial Statements.

54	BLACKROCK FUNDS III	DECEMBER 31, 2014

Financial Highlights	Master Investment Portfolio

	Money Market Master Portfolio
	Year Ended December 31,
	2014	2013	2012	2011	2010

Total Return
Total return	0.16%	0.20%	0.27%	0.23%	0.27%

Ratio to Average Net Assets
Total expenses	0.10%	0.10%	0.10%	0.10%	0.10%

Total expenses after fees waived	0.07%	0.07%	0.07%	0.07%	0.07%

Net investment income	0.16%	0.19%	0.27%	0.22%	0.26%

Supplemental Data
Net assets, end of year (000)	$40,846,687	$41,524,435	$35,289,099	$28,528,047	$20,007,557

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	55

Financial Highlights	Master Investment Portfolio

	Prime Money Market Master Portfolio
	Year Ended December 31,
	2014	2013	2012	2011	2010

Total Return
Total return	0.13%	0.17%	0.25%	0.21%	0.25%

Ratio to Average Net Assets
Total expenses	0.10%	0.10%	0.10%	0.10%	0.10%

Total expenses after fees waived	0.07%	0.07%	0.07%	0.07%	0.07%

Net investment income	0.14%	0.17%	0.25%	0.21%	0.25%

Supplemental Data
Net assets, end of year (000)	$23,794,342	$18,912,643	$15,934,441	$10,732,297	$10,071,057

See Notes to Financial Statements.

56	BLACKROCK FUNDS III	DECEMBER 31, 2014

Financial Highlights	Master Investment Portfolio

	Treasury Money Market Master Portfolio
	Year Ended December 31,
	2014	2013	2012	2011	2010

Total Return
Total return	0.00%	0.02%	0.06%	0.09%	0.13%

Ratios to Average Net Assets
Total expenses	0.10%	0.10%	0.10%	0.10%	0.10%

Total expenses after fees waived	0.06%	0.06%	0.07%	0.06%	0.06%

Net investment income	0.00%	0.02%	0.08%	0.03%	0.13%

Supplemental Data
Net assets, end of year (000)	$3,857,554	$2,738,199	$2,613,824	$1,602,468	$2,200,634

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	57

Notes to Financial Statements	Master Investment Portfolio

1. Organization:

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust. The financial statements and these accompanying notes relate to three series of MIP: Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio (each a “Master Portfolio” and together, the “Master Portfolios”).

2. Significant Accounting Policies:

The Master Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Master Portfolios:

Valuation: U.S. GAAP defines fair value as the price the Master Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolios’ investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. Each Master Portfolio seeks to maintain its net asset value per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to a Master Portfolio are charged to that Master Portfolio. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. The Master Portfolios have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Repurchase Agreements: The Master Portfolios may enter into repurchase agreements. In a repurchase agreement, a Master Portfolio purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Master Portfolio’s custodian or designated sub-custodians under tri-party repurchase agreements.

The Master Portfolios, along with other registered investment companies advised by BlackRock Fund Advisors, (the “Manager”), may transfer uninvested cash into a single joint trading account which is then invested in one or more repurchase agreements.

In the event the counterparty defaults and the fair value of the collateral declines, a Master Portfolio could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by the Master Portfolio under Master Repurchase Agreements (each, an “MRA”). The MRA permits the Master Portfolio, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the Master Portfolio receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Master Portfolio would recognize a liability with respect to such excess collateral. The liability reflects the Master Portfolio’s obligation under bankruptcy law to return the excess to the counterparty.

58	BLACKROCK FUNDS III	DECEMBER 31, 2014

Notes to Financial Statements (continued)	Master Investment Portfolio

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

MIP, on behalf of the Master Portfolios, entered into an Investment Advisory Agreement (the “Investment Advisory Agreement”) with the Manager, the Master Portfolios’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Master Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Master Portfolio. For such services, each Master Portfolio pays the Manager a monthly fee based on a percentage of each Master Portfolio’s average daily net assets at the following annual rates:

Money Market Master Portfolio	0.10%
Prime Money Market Master Portfolio	0.10%
Treasury Money Market Master Portfolio	0.10%

The Manager has contractually agreed to waive 0.03% of its investment advisory fees through April 30, 2015. The Manager has also voluntarily agreed to waive investment advisory fees to enable the feeders that invest in the Master Portfolios to maintain minimum levels of daily net investment income. The Manager may discontinue the voluntary waiver at any time. For the year ended December 31, 2014, the amounts included in fees waived by Manager in the Statements of Operations are as follows:

Money Market Master Portfolio	$12,834,786
Prime Money Market Master Portfolio	$5,416,604
Treasury Money Market Master Portfolio	$1,172,199

The fees and expenses of MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolios. The Manager has contractually agreed to provide an offsetting credit against the administration fees paid by the Master Portfolios in an amount equal to the independent expenses through April 30, 2015. The amounts waived are included in fees waived by Manager in the Statements of Operations. For the year ended December 31, 2014, such waiver amounts are as follows:

Money Market Master Portfolio	$657,475
Prime Money Market Master Portfolio	$298,913
Treasury Money Market Master Portfolio	$79,082

MIP entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administration services (other than investment advice and related portfolio activities).

BAL, in consideration thereof, has agreed to bear all of the Master Portfolios’ and MIP’s ordinary operating expenses excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolios. BAL is not entitled to compensation for providing administration services to the Master Portfolios, for so long as BAL is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolios, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolios.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

5. Income Tax Information:

Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio are each classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Each of Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Master Portfolio’s U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on each Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolios’ facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

BLACKROCK FUNDS III	DECEMBER 31, 2014	59

Notes to Financial Statements (concluded)	Master Investment Portfolio

6. Principal Risks:

In the normal course of business, the Master Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolios may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolios have unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolios manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Master Portfolios.

On July 23, 2014, the U.S. Securities and Exchange Commission adopted amendments to money market fund regulations, which structurally change the way certain money market funds will be required to operate. These amendments are generally not effective until sometime in 2016, but when implemented may affect the Master Portfolios’ operations and return potential.

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

60	BLACKROCK FUNDS III	DECEMBER 31, 2014

Report of Independent Registered Public Accounting Firm	Master Investment Portfolio

To the Board of Trustees of Master Investment Portfolio and the Interestholders of Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio (the “Master Portfolios”), each a series of Master Investment Portfolio, at December 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

BLACKROCK FUNDS III	DECEMBER 31, 2014	61

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2]
Ronald W. Forbes 1940	Co-Chairman of the Board and Trustee	Since 2009	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 153 Portfolios	None
Rodney D. Johnson 1941	Co-Chairman of the Board and Trustee	Since 2009	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 153 Portfolios	None
David O. Beim 1940	Trustee	Since 2009	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 153 Portfolios	None
Frank J. Fabozzi 1948	Director	Since 2014

Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.

				112 RICs consisting of 232 Portfolios	None
Dr. Matina S. Horner 1939	Trustee	Since 2009	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 153 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 1939	Trustee	Since 2009	President, London Center for Policy Research since 2012; Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet services) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 153 Portfolios	None
Ian A. MacKinnon 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1998 to 2008.	33 RICs consisting of 153 Portfolios	None
Cynthia A. Montgomery 1952	Trustee	Since 2009	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 153 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee	Since 2009	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 153 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 1945	Trustee	Since 2009	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 153 Portfolios	None
Toby Rosenblatt 1938	Trustee	Since 2009	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Futures Foundation (philanthropic foundation) since 2009; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 153 Portfolios	None

62	BLACKROCK FUNDS III	DECEMBER 31, 2014

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2] (concluded)
Kenneth L. Urish 1951	Trustee	Since 2009	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 153 Portfolios	None
Frederick W. Winter 1945	Trustee	Since 2009	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005 to 2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 153 Portfolios	None
[1] The address of each Trustee and Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

[2]   Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved extensions in terms of Trustees who turn 72 prior to December 31, 2014.

[3]   Date shown is the earliest date a person has served for the Trust/MIP covered by this annual report. In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. (“BlackRock”) in December 2009, the Trustees were elected to the Trust’s/MIP’s Board. As a result, although the chart shows certain Trustees as joining the Trust’s/MIP’s board in 2009, those Trustees first became members of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Trustees[4]
Paul L. Audet 1953	Trustee	Since 2011	Senior Managing Director of, BlackRock, and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	141 RICs consisting of 329 Portfolios	None
Henry Gabbay 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	29 RICs consisting of 97 Portfolios	None

4  Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust/MIP based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust/MIP based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK FUNDS III	DECEMBER 31, 2014	63

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served	Principal Occupation(s) During Past Five Years
Trust/MIP Officers[2]
John M. Perlowski 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 1958	Vice President	Since 2009

Managing Director of BlackRock since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.

Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock. since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] The address of each Trustee and Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Trust/MIP serve at the pleasure of the Board.
Further information about the Officers and Trust’s is available in the Trust’s Statements of Additional Information, which can be obtained without charge by calling (888)-204-3956.

Effective September 19, 2014, Brendan Kyne resigned as a Vice President of the Funds and Jennifer McGovern became Vice President of the Funds.

Effective December 31, 2014, Paul L. Audet and Henry Gabbay resigned as Trustees of the Funds and Ronald W. Forbes resigned as a Trustee of the Funds and Co-Chair of the Board. Effective January 1, 2015, Collette Chilton, Barbara G. Novick and Mark Stalnecker were appointed to serve as Trustees of the Funds.

Investment Advisor BlackRock Fund Advisors San Francisco, CA 94105	Custodian, Transfer Agent and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Administrator BlackRock Advisors LLC Wilmington, DE 19809	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Philadelphia, PA 19103	Legal Counsel Sidley Austin LLP New York, NY 10019

64	BLACKROCK FUNDS III	DECEMBER 31, 2014

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Transfer Agent at (888) 204-3956.

Availability of Quarterly Schedule of Investments

The Funds/Master Portfolios file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. Each Fund’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (888) 204-3956.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds/Master Portfolios use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (888) 204-3956; (2) at http://www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how each Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (888) 204-3956 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (888) 204-3956 from 8:30 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/cash.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BLACKROCK FUNDS III	DECEMBER 31, 2014	65

Additional Information (concluded)

BlackRock Privacy Principles (concluded)

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

66	BLACKROCK FUNDS III	DECEMBER 31, 2014

This report is intended for current shareholders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund. Performance data quoted represents past performance and does not guarantee future results. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (888) 204-3956. Each Fund’s current 7-day yield more closely reflects the current earnings of a Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

MMF3-12/14-AR

DECEMBER 31, 2014

ANNUAL REPORT

BlackRock CoreAlpha Bond Fund  |  of BlackRock Funds III

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2014

The Markets in Review

Dear Shareholder,

After an extended period of calm, market volatility increased over the course of 2014, driven largely by higher valuations in risk assets (such as equities and high yield bonds), rising geopolitical risks and expectations around global central bank policies. Several key trends drove strong performance in U.S. markets, particularly large-cap stocks, Treasuries and municipal bonds, while markets outside the U.S. were more challenged.

Investors began the year in search of relatively safer assets due to heightened risks in emerging markets, slowing growth in China and weakening U.S. economic data. As a result, equities globally declined in January while bond markets strengthened despite the expectation that interest rates would rise as the U.S. Federal Reserve had begun reducing its asset purchase programs. Strong demand for relatively safer assets pushed U.S. Treasury bond prices higher and thus kept rates low in the United States. This surprising development, as well as increasing evidence that the soft patch in U.S. economic data had been temporary and weather-related, brought equity investors racing back to the market in February.

In the months that followed, interest rates trended lower in a modest growth environment and more investors turned to equities in search of yield. Markets remained relatively calm despite rising tensions in Russia and Ukraine and further signs of decelerating growth in China. Strong corporate earnings, increased merger and acquisition activity and signs of a strengthening recovery in the U.S. and other developed economies kept equity prices moving higher. Not all segments benefited from these trends, however, as investors ultimately became wary of high valuations, resulting in a broad rotation into cheaper assets.

Volatility ticked up in the summer as geopolitical tensions escalated and investors feared that better U.S. economic indicators may compel the Fed to increase short-term interest rates sooner than previously anticipated. Global credit markets tightened as the U.S. dollar strengthened, ultimately putting a strain on investor flows, and financial markets broadly weakened in the third quarter.

Several themes dominated the markets in the fourth quarter, resulting in higher levels of volatility and the outperformance of U.S. markets versus other areas of the world. Economic growth strengthened considerably in the United States while the broader global economy showed signs of slowing. The European Central Bank and the Bank of Japan took aggressive measures to stimulate growth while the Fed moved toward tighter policy. This divergence in central bank policy caused further strengthening in the U.S. dollar versus other currencies. Oil prices, which had been falling gradually since the summer, plummeted in the fourth quarter due to a global supply-and-demand imbalance. Energy stocks sold off sharply and oil-exporting economies suffered, resulting in the poor performance of emerging market stocks.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.12%	13.69%
U.S. small cap equities (Russell 2000® Index)	1.65	4.89
International equities (MSCI Europe, Australasia, Far East Index)	(9.24)	(4.90)
Emerging market equities (MSCI Emerging Markets Index)	(7.84)	(2.19)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.03
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	4.33	10.72
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	1.96	5.97
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.00	9.25
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(2.84)	2.46
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of December 31, 2014

Investment Objective

BlackRock CoreAlpha Bond Fund’s (the “Fund”), investment objective is to seek to provide a combination of income and capital growth.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended December 31, 2014, the Fund’s Institutional Shares returned 6.45%, Investor A Shares returned 6.18% and Investor C Shares returned 5.40%. The Fund’s Institutional and Investor A Shares outperformed the benchmark, the Barclays U.S. Aggregate Bond Index (the “Index”), which returned 5.97% for the same period, while the Investor C Shares underperformed the Index.

•	The Fund invests all of its assets in the CoreAlpha Bond Master Portfolio (the “Master Portfolio”), a series of the Master Investment Portfolio.

What factors influenced performance?

•

Asset allocation in the Master Portfolio was the largest positive contributor to performance. Swap contracts and non-benchmark allocations to securitized credits and high yield bonds delivered strong returns. The Master Portfolio’s U.S. interest rate strategies were key contributors as well, particularly as a yield curve flattening position proved beneficial over the 12-month period. We expressed this view by positioning short in the 2-5 year maturity portion of the Treasury curve, and long the 10 and 30 year maturities. Global rate strategies, which trade global government bond futures, also had a positive impact on relative results. This was mainly due to a strong month of December for Australian sovereign bonds, which rallied based on the commodity rout and expectations for rate cuts from the Reserve Bank of Australia. In the second half of 2014, performance dispersion within investment grade credits increased, and the Master Portfolio’s security selection strategies added value. An underweight to the energy sector also contributed, as falling oil prices put significant pressure on credit spreads.

•

Conversely, underweight positioning in select non-corporate sectors such as emerging market sovereign debt hindered results, as these bonds rebounded strongly after coming under pressure in January 2014.

Describe recent portfolio activity.

•

During the 12-month period, the Master Portfolio held swap contracts and non-benchmark allocations to securitized credits and high yield debt. Within U.S. rate strategies, the Master Portfolio was positioned to take advantage of flattening in the U.S. yield curve. The Master Portfolio tactically traded investment grade credits throughout the period, cautiously seeking to take advantage of relative value opportunities in industrials and financials.

Describe portfolio positioning at period end.

•

At period end, the Master Portfolio remained overweight relative to the Index in non-government spread sectors and generally underweight in U.S. Treasury securities. Within spread sectors, the Master Portfolio was overweight in investment grade corporate credit, agency mortgage-backed securities and asset-backed securities, and underweight in select non-corporate sectors including emerging market sovereign debt. Within the industrials sector of corporate credit, the Master Portfolio remained underweight independent energy and oil field services issuers, as well as metals & mining issuers. The Master Portfolio was overweight financials, primarily in banking issues. The Master Portfolio also held a non-benchmark allocation to high yield debt.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2014

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio invests under normal circumstances, at least 80% of its assets in bonds, including obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; mortgage-backed securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial mortgage-backed securities; debt obligations of U.S. issuers; municipal securities; asset-backed securities; and U.S.-registered dollar-denominated debt obligations of foreign issuers. The Master Portfolio may invest in bonds of any maturity or duration.

[3]

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Performance Summary for the Period Ended December 31, 2014

				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.27%	2.26%	2.05%	6.45%	N/A	4.67%	N/A	4.97%	N/A
Investor A	1.92	1.90	1.96	6.18	1.98%	4.36	3.52%	4.65	4.22%
Investor C	1.18	1.16	1.48	5.40	4.40	3.55	3.55	3.85	3.85
Barclays U.S. Aggregate Bond Index	—	—	1.96	5.97	N/A	4.45	N/A	4.71	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[5]	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,064.50	$1.77	$1,000.00	$1,023.49	$1.73	0.34%
Investor A	$1,000.00	$1,061.80	$3.59	$1,000.00	$1,021.73	$3.52	0.69%
Investor C	$1,000.00	$1,054.00	$7.46	$1,000.00	$1,017.95	$7.32	1.44%

[5]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio.

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses are calculated.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2014	5

About Fund Performance
•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Prior to February 28, 2011 for Institutional Shares and prior to April 30, 2012 for Investor A and Investor C Shares, the performance of the classes is based on the returns of the Master Portfolio in which the Fund invests all of its assets adjusted to reflect the estimated annual fund fees and operating expenses of each respective share class of the Fund.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s administrator waived a portion of the Fund’s expenses. Without such waiver, the Fund’s performance would have been lower. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2014 and held through December 31, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

6	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2014

Statement of Assets and Liabilities	BlackRock CoreAlpha Bond Fund

December 31, 2014

Assets
Investments at value — Master Portfolio (cost — $183,679,279)	$185,980,953
Capital shares sold receivable	122,888

Total assets	186,103,841

Liabilities
Contributions payable to the Master Portfolio	106,198
Income dividends payable	41,404
Capital shares redeemed payable	16,690
Professional fees payable	15,897
Administration fees payable	14,465
Service and distribution fees payable	570

Total liabilities	195,224

Net Assets	$185,908,617

Net Assets Consist of
Paid-in capital	$182,029,604
Distributions in excess of net investment income	(288,182)
Accumulated net realized gain allocated from the Master Portfolio	1,865,521
Net unrealized appreciation/depreciation allocated from the Master Portfolio	2,301,674

Net Assets	$185,908,617

Net Asset Value
Institutional — Based on net assets of $183,879,955 and 17,394,712 shares outstanding, unlimited number of shares authorized, no par value	$10.57

Investor A — Based on net assets of $1,776,107 and 167,930 shares outstanding, unlimited number of shares authorized, no par value	$10.58

Investor C — Based on net assets of $252,555 and 23,895 shares outstanding, unlimited number of shares authorized, no par value	$10.57

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2014	7

Statement of Operations	BlackRock CoreAlpha Bond Fund

Year Ended December 31, 2014

Investment Income
Net investment income allocated from the Master Portfolio:
Interest	$4,019,587
Dividends	15,495
Income — affiliated	11,070
Securities lending — affiliated — net	1,496
Expenses	(348,592)
Fees waived	10,603

Total income	3,709,659

Fund Expenses
Administration — Institutional	140,220
Administration — Investor A	1,535
Administration — Investor C	562
Service — Investor A	1,939
Service and distribution — Investor C	2,807
Professional	18,640
Miscellaneous	469

Total expenses	166,172
Less administration fees waived	(18,640)

Total expenses after fees waived	147,532

Net investment income	3,562,127

Realized and Unrealized Gain Allocated from the Master Portfolio
Net realized gain from investments, financial futures contracts, swaps, options written and foreign currency transactions	1,664,284
Net change in unrealized appreciation/depreciation on investments, financial futures contracts, swaps, options written and foreign currency translations	3,593,170

Total realized and unrealized gain	5,257,454

Net Increase in Net Assets Resulting from Operations	$8,819,581

See Notes to Financial Statements.

8	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2014

Statements of Changes in Net Assets	BlackRock CoreAlpha Bond Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$3,562,127	$2,123,589
Net realized gain (loss)	1,664,284	(91,526)
Net change in unrealized appreciation/depreciation	3,593,170	(4,153,649)

Net increase (decrease) in net assets resulting from operations	8,819,581	(2,121,586)

Distributions to Shareholders From[1]
Net investment income:
Institutional	(3,475,349)	(2,335,782)
Investor A	(16,428)	(3,481)
Investor C	(4,036)	(3,461)
Net realized gain:
Institutional	(151,873)	(47,630)
Investor A	(718)	(75)
Investor C	(176)	(128)
Return of capital:
Institutional	—	(182,680)
Investor A	—	(319)
Investor C	—	(509)

Decrease in net assets resulting from distributions to shareholders	(3,648,580)	(2,574,065)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	80,653,276	(5,680,828)

Net Assets
Total increase (decrease) in net assets	85,824,277	(10,376,479)
Beginning of year	100,084,340	110,460,819

End of year	$185,908,617	$100,084,340

Distributions in excess of net investment income, end of period	$(288,182)	$(354,496)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2014	9

Financial Highlights

	Institutional
	Year Ended December 31,					Period February 28, 2011[1] to December 31, 2011
	2014		2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.19		$10.72	$10.50		$10.00

Net investment income[2]	0.26		0.22	0.24		0.25
Net realized and unrealized gain (loss)	0.39		(0.48)	0.26		0.52

Net increase (decrease) from investment operations	0.65		(0.26)	0.50		0.77

Distributions from:[3]
Net investment income	(0.26)		(0.25)	(0.25)		(0.26)
Net realized gain	(0.01)		(0.00)[4]	—		—
Return of capital	—		(0.02)	(0.03)		(0.01)

Total distributions	(0.27)		(0.27)	(0.28)		(0.27)

Net asset value, end of period	$10.57		$10.19	$10.72		$10.50

Total Return[5]
Based on net asset value	6.45%		(2.44)%	4.82%		7.80%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.35%	[8]	0.36% [8]	0.37%	[9]	0.44%	[8,10]

Total expenses after fees waived	0.34%	[8]	0.34% [8]	0.34%	[9]	0.35%	[8,10]

Net investment income	2.53%	[8]	2.16% [8]	2.22%	[9]	2.93%	[8,10]

Supplemental Data
Net assets, end of period (000)	$183,880		$99,630	$110,020		$59,250

Portfolio turnover rate of the Master Portfolio[11]	686%		986%	2,128%		1,646%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[10]	Annualized.

[11]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,			Period February 28, 2011[1] to December 31, 2011
	2014	2013	2012

Portfolio turnover rate (excluding MDRs)	470%	736%	1,774%	1,510%

See Notes to Financial Statements.

10	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2014

Financial Highlights (continued)

	Investor A
	Year Ended December 31,			Period April 30, 2012[1] to December 31, 2012
	2014		2013

Per Share Operating Performance
Net asset value, beginning of period	$10.19		$10.72	$10.55

Net investment income[2]	0.23		0.18	0.12
Net realized and unrealized gain (loss)	0.39		(0.48)	0.22

Net increase (decrease) from investment operations	0.62		(0.30)	0.34

Distributions from:[3]
Net investment income	(0.22)		(0.21)	(0.15)
Net realized gain	(0.01)		(0.00)[4]	—
Return of capital	—		(0.02)	(0.02)

Total distributions	(0.23)		(0.23)	(0.17)

Net asset value, end of period	$10.58		$10.19	$10.72

Total Return[5]
Based on net asset value	6.18%		(2.78)%	3.25%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.71%	[8]	0.71% [8]	0.72%	[8,9]
Total expenses after fees waived	0.69%	[8]	0.69% [8]	0.70%	[8,9]
Net investment income	2.19%	[8]	1.78% [8]	1.80%	[8,9]

Supplemental Data
Net assets, end of period (000)	$1,776		$166	$168
Portfolio turnover rate of the Master Portfolio[10]	686%		986%	2,128%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

[9]	Annualized.

[10]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,		Period April 30, 2012[1] to December 31, 2012
	2014	2013

Portfolio turnover rate (excluding MDRs)	470%	736%	1,774%

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2014	11

Financial Highlights (concluded)

	Investor C
	Year Ended December 31,			Period April 30, 2012[1] to December 31, 2012
	2014		2013

Per Share Operating Performance
Net asset value, beginning of period	$10.18		$10.71	$10.55

Net investment income[2]	0.15		0.11	0.06
Net realized and unrealized gain (loss)	0.40		(0.48)	0.21

Net increase (decrease) from investment operations	0.55		(0.37)	0.27

Distributions from:[3]
Net investment income	(0.15)		(0.14)	(0.10)
Net realized gain	(0.01)		(0.00)[4]	—
Return of capital	—		(0.02)	(0.01)

Total distributions	(0.16)		(0.16)	(0.11)

Net asset value, end of period	$10.57		$10.18	$10.71

Total Return[5]
Based on net asset value	5.40%		(3.51)%	2.61%	[6]

Ratios to Average Net Assets[7]
Total expenses	1.45%	[8]	1.46% [8]	1.46%	[8,9]

Total expenses after fees waived	1.44%	[8]	1.44% [8]	1.44%	[8,9]

Net investment income	1.44%	[8]	1.04% [8]	1.04%	[8,9]

Supplemental Data
Net assets, end of period (000)	$253		$288	$273

Portfolio turnover rate of the Master Portfolio[10]	686%		986%	2,128%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

[9]	Annualized.

[10]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,		Period April 30, 20121 to December 31, 2012
	2014	2013

Portfolio turnover rate (excluding MDRs)	470%	736%	1,774%

See Notes to Financial Statements.

12	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2014

Notes to Financial Statements	BlackRock CoreAlpha Bond Fund

1. Organization:

BlackRock CoreAlpha Bond Fund (the “Fund”), a series of BlackRock Funds III (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust is organized as a Delaware statutory trust. The Fund seeks to achieve its investment objective by investing all of its assets in CoreAlpha Bond Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. At December 31, 2014, the percentage of the Master Portfolio owned by the Fund was 6.4%. As such, the financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that each bears certain expenses and conversion as outlined below. Institutional Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures. For distribution and service fee breakdown see Note 3.

Share Name	Initial Sales Charge	CDSC		Conversion
Institutional Shares	No	No		None
Investor A Shares	Yes	No	[1]	None
Investor C Shares	No	Yes		None

[1]	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 2 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted on a trade date basis. The Fund records daily its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Fund, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), an indirect, wholly owned subsidiary of BlackRock, to provide administration services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the Fund’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2014	13

Notes to Financial Statements (continued)	BlackRock CoreAlpha Bond Fund

to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Fund. BAL is entitled to receive for these administration services an annual fee of 0.10% based on the average daily net assets of Institutional Shares and 0.20% of the average daily net assets of Investor A and Investor C Shares.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Fund and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

The fees and expenses of the Fund’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Trust’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Fund. BAL contractually agreed to provide an offsetting credit against the administration fees paid by the Fund in an amount equal to the independent expenses through April 30, 2015.

The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BAL. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fees	Distribution Fees
Investor A	0.25%	—
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A and Investor C shareholders.

For the year ended December 31, 2014, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $34.

For the year ended December 31, 2014, affiliates received CDSCs of $114 for Investor A Shares.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates.

4. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for the three years ended December 31, 2014 and the period ended December 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

The tax character of distributions paid was as follows:

	12/31/14	12/31/13
Ordinary income	$3,648,580	$2,342,724
Long-term capital gains	—	47,833
Tax return of capital	—	183,508

Total	$3,648,580	$2,574,065

As of December 31, 2014, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$816,032
Undistributed capital gains	378,817
Net unrealized gains[1]	2,684,164

Total	$3,879,013

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the timing and recognition of partnership income.

14	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2014

Notes to Financial Statements (concluded)	BlackRock CoreAlpha Bond Fund

5. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Institutional
Shares sold	13,880,886	$144,664,033	9,415,538	$97,015,571
Shares issued to shareholders in reinvestment of distributions	305,732	3,201,545	180,850	1,880,555
Shares redeemed	(6,572,695)	(68,757,052)	(10,081,298)	(104,613,000)

Net increase (decrease)	7,613,923	$79,108,526	(484,910)	$(5,716,874)

Investor A
Shares sold	171,264	$1,793,894	5,088	$53,807
Shares issued to shareholders in reinvestment of distributions	1,582	16,615	309	3,212
Shares redeemed	(21,204)	(219,796)	(4,755)	(49,647)

Net increase	151,642	$1,590,713	642	$7,372

Investor C
Shares sold	2	$22	15,857	$168,200
Shares issued to shareholders in reinvestment of distributions	374	3,904	372	3,876
Shares redeemed	(4,777)	(49,889)	(13,430)	(143,402)

Net increase (decrease)	(4,401)	$(45,963)	2,799	$28,674

Total Net Increase (Decrease)	7,761,164	$80,653,276	(481,469)	$(5,680,828)

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2014	15

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds III and the Shareholders of BlackRock CoreAlpha Bond Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of BlackRock CoreAlpha Bond Fund (the “Fund”), a series of BlackRock Funds III, at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Fund for the fiscal year ended December 31, 2014.

Interest-Related Dividends and Qualified Short Term Capital Gains for Non-U.S. Residents[1]	84.67%
Federal Obligation Interest[2]	11.18%

[1]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

[2]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

16	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2014

Master Portfolio Information	CoreAlpha Bond Master Portfolio

As of December 31, 2014

Portfolio Composition	Percent of Long-Term Investments
U.S. Government Sponsored Agency Securities	40%
Corporate Bonds	28
Asset-Backed Securities	11
Non-Agency Mortgage-Backed Securities	10
U.S. Treasury Obligations	7
Foreign Agency Obligations	1
Municipal Bonds	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	60%
AA/Aa	8
A	16
BBB/Baa	13
BB/Ba	1
CCC	—	[3]
N/R	2

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment advisor has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

[3]	Represents less than 1%.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2014	17

Schedule of Investments December 31, 2014	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
Access Group, Inc., Class A2 (a):
Series 2004-A, 0.49%, 4/25/29	USD	4,846	$4,813,654
Series 2005-A, 0.45%, 4/27/26		1,243	1,242,501
Series 2007-1, 0.26%, 4/25/17		1,583	1,581,836
ACE Securities Corp. Home Equity Loan Trust (a):
Series 2005-AG1, Class A2D, 0.53%, 8/25/35		1,301	1,262,489
Series 2005-HE2, Class M3, 0.89%, 4/25/35		2,159	2,164,504
Series 2005-HE4, Class M2, 0.69%, 7/25/35		2,818	2,801,877
American Credit Acceptance Receivables Trust, Class A (b):
Series 2014-1, 1.14%, 3/12/18		1,220	1,220,584
Series 2014-3, 0.99%, 8/10/18		2,018	2,011,790
American Express Credit Account Master Trust, Class C (b):
Series 2005-2, 0.65%, 10/16/17 (a)		700	699,840
Series 2012-2, 1.29%, 3/15/18		8,330	8,337,440
AmeriCredit Automobile Receivables Trust:
Series 2010-4, Class D, 4.20%, 11/08/16		2,600	2,616,000
Series 2011-1, Class C, 2.85%, 8/08/16		1,066	1,068,795
Series 2011-2, Class D, 4.00%, 5/08/17		1,700	1,726,015
Series 2011-3, Class C, 2.86%, 1/09/17		1,473	1,481,206
Series 2012-3, Class D, 3.03%, 7/09/18		2,121	2,168,088
Series 2012-5, Class B, 1.12%, 11/08/17		3,040	3,049,536
Series 2013-1, Class C, 1.57%, 1/08/19		700	698,391
Ameriquest Mortgage Securities, Inc. Pass-Through Certificates (a):
Series 2005-R06, Class A2, 0.37%, 8/25/35		20	19,570
Series 2005-R10, Class A2B, 0.39%, 1/25/36		625	623,285
Bear Stearns Asset-Backed Securities I Trust, Series 2006-HE1, Class 1A3, 0.49%, 12/25/35 (a)		2,569	2,545,705
BNC Mortgage Loan Trust, Series 2007-4, Class A3A, 0.42%, 11/25/37 (a)		113	112,805
Carfinance Capital Auto Trust, Class A (b):
Series 2013-1A, 1.65%, 7/17/17		714	714,425
Series 2013-2A, 1.75%, 11/15/17		1,330	1,333,825
Series 2014-1A, 1.46%, 12/17/18		2,837	2,841,173
Centex Home Equity Loan Trust 2006-A, Series 2006-A, Class AV3, 0.33%, 6/25/36 (a)		2,615	2,599,893
CIT Mortgage Loan Trust, Series 2007-1, Class 2A2, 1.42%, 10/25/37 (a)(b)		2,412	2,407,853
Citibank Credit Card Issuance Trust, Series 2014-A6, Class A6, 2.15%, 7/15/21		10,000	10,006,830
Asset-Backed Securities	Par (000)		Value
College Loan Corp. Trust I, Series 2004-1, Class A4, 0.42%, 4/25/24 (a)	USD	10,200	$10,153,978
Countrywide Asset-Backed Certificates, Series 2005-8, Class M1, 0.64%, 12/25/35 (a)		1,827	1,823,179
CPS Auto Receivables Trust, Series 2011-B, Class B, 5.68%, 9/17/18 (b)		710	728,904
Credit Suisse Mortgage Capital Certificates, Series 2006-CF3, Class A1, 0.71%, 10/25/36 (a)(b)		1,701	1,672,215
DT Auto Owner Trust, Series 2012-2A, Class D, 7.00%, 3/15/19 (b)		7,709	7,775,802
Exeter Automobile Receivables Trust (b):
Series 2012-2A, Class B, 2.22%, 12/15/17		1,800	1,809,596
Series 2013-1A, Class A, 1.29%, 10/16/17		1,194	1,196,246
Series 2013-1A, Class B, 2.41%, 5/15/18		2,300	2,307,273
Series 2014-1A, Class A, 1.29%, 5/15/18		7,712	7,718,445
Series 2014-2A, Class A, 1.06%, 8/15/18		1,429	1,426,856
First Franklin Mortgage Loan Trust (a):
Series 2005-FF02, Class M2, 0.83%, 3/25/35		569	568,252
Series 2005-FF04, Class M1, 0.60%, 5/25/35		2,305	2,291,087
Series 2005-FF10, Class A4, 0.49%, 11/25/35		926	909,876
First Investors Auto Owner Trust, Class A2 (b):
Series 2013-1A, 0.90%, 10/15/18 USD		1,283	1,283,220
Series 2013-3A, 0.89%, 9/15/17		769	768,576
Series 2014-1A, 0.80%, 2/15/18		3,651	3,648,119
Flagship Credit Auto Trust, Series 2014-1, Class A, 1.21%, 4/15/19 (b)		3,682	3,673,024
HLSS Servicer Advance Receivables Backed Notes (b):
Series 2012-T2, Class A2, 1.99%, 10/15/45		7,215	7,244,004
Series 2012-T2, Class B2, 2.48%, 10/15/45		100	100,630
Series 2012-T2, Class D2, 4.94%, 10/15/45		870	882,354
Series 2013-T1, Class A2, 1.50%, 1/16/46		11,220	11,211,024
Series 2013-T2, Class A2, 1.15%, 5/16/44		8,200	8,191,800
Series 2013-T2, Class C2, 1.84%, 5/16/44		1,000	999,500
Series 2013-T2, Class D2, 2.39%, 5/16/44		1,350	1,349,325
Series 2014-T1, Class A, 1.24%, 1/17/45		1,200	1,200,000
Series 2014-T1, Class B, 1.54%, 1/17/45		2,100	2,100,000
Series 2014-T1, Class C, 1.79%, 1/17/45		2,000	2,000,000
HSI Asset Securitization Corp. Trust, Series 2006-OPT4, Class 2A5, 0.00%, 3/25/36		4,500	4,195,062

Portfolio Abbreviations

ABS	Asset-Backed Security
AUD	Australian Dollar
CAD	Canadian Dollar
ETF	Exchange-Traded Fund
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
GBP	British Pound
GO	General Obligation Bonds
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
RB	Revenue Bonds
SEK	Swedish Krona
STRIPS	Separate Trading of Registered Interest and Principal Securities
USD	U.S. Dollar

See Notes to Financial Statements.

18	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2014

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
JPMorgan Mortgage Acquisition Corp. (a):
Series 2005-OPT2, Class A1B, 0.46%, 12/25/35	USD	1,330	$1,302,284
Series 2007-CH1, Class AV4, 0.29%, 11/25/36		787	783,979
KeyCorp Student Loan Trust, Series 2006-A (a):
Class 2A3, 0.44%, 6/27/29		5,289	5,252,135
Class 2A4, 0.56%, 9/27/35		2,120	2,043,843
Morgan Stanley ABS Capital I, Inc. Trust (a):
Series 2005-HE3, Class M2, 0.95%, 7/25/35		607	606,970
Series 2005-WMC4, Class M4, 1.11%, 4/25/35		4,561	4,571,218
The National Collegiate Student Loan Trust (a):
Series 2004-1, Class A2, 0.51%, 6/25/27		1,918	1,897,136
Series 2004-2, Class A4, 0.48%, 11/27/28		2,637	2,604,310
Series 2005-2, Class A3, 0.36%, 2/25/28		2,050	2,042,279
Series 2005-3, Class A3, 0.41%, 7/25/28		7,507	7,475,302
Series 2005-3, Class A4, 0.45%, 4/25/29		2,258	2,198,730
Series 2006-1, Class A3, 0.36%, 5/25/26		520	517,117
Series 2006-2, Class A2, 0.32%, 7/25/26		5,067	5,042,625
Nationstar Agency Advance Funding Trust, Series 2013-T1A, Class AT1, 1.00%, 2/15/45 (b)		1,650	1,649,406
ORES NPL LLC, Series 2014-LV3, Class A, 3.00%, 3/27/24 (b)		2,625	2,625,027
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates (a):
Series 2004-WWF1, Class M2, 1.19%, 12/25/34		1,082	1,083,402
Series 2005-WCW3, Class A2C, 0.55%, 8/25/35		2,794	2,754,451
RAMP Trust (a):
Series 2004-RS11, Class M1, 1.10%, 11/25/34		1,213	1,197,186
Series 2005-EFC1, Class M2, 0.62%, 5/25/35		2,821	2,800,881
Series 2005-RS6, Class M1, 0.67%, 6/25/35		2,297	2,274,192
Series 2006-NC2, Class A2, 0.36%, 2/25/36		4,501	4,388,015
Series 2006-RZ3, Class A2, 0.33%, 8/25/36		6,300	6,235,287
RASC Trust, Series 2005-AHL3, Class A2, 0.41%, 11/25/35 (a)		2,116	2,075,824
Santander Drive Auto Receivables Trust:
Series 2010-3, Class C, 3.06%, 11/15/17		2,530	2,556,874
Series 2011-1, Class C, 3.11%, 5/16/16		1,122	1,124,700
Series 2011-1, Class D, 4.01%, 2/15/17		14,720	14,965,603
Series 2011-3, Class D, 4.23%, 5/15/17		3,900	4,009,691
Series 2011-4, Class C, 3.82%, 8/15/17		2,636	2,664,807
Series 2011-4, Class D, 4.74%, 9/15/17		1,220	1,266,514
Series 2012-1, Class C, 3.78%, 11/15/17		507	513,815
Series 2012-2, Class B, 2.09%, 8/15/16		415	415,064
Series 2012-2, Class C, 3.20%, 2/15/18		3,648	3,688,668
Series 2012-2, Class D, 3.87%, 2/15/18		2,000	2,059,828
Series 2012-3, Class D, 3.64%, 5/15/18		13,100	13,518,886
Series 2012-4, Class B, 1.83%, 3/15/17		2,013	2,018,339
Series 2012-4, Class D, 3.50%, 6/15/18		1,100	1,129,014
Series 2012-AA, Class C, 1.78%, 11/15/18 (b)		5,600	5,611,418
Series 2013-1, Class C, 1.76%, 1/15/19		2,982	2,989,213
Series 2013-2, Class B, 1.33%, 3/15/18		3,005	3,011,286
Series 2013-2, Class C, 1.95%, 3/15/19		12,500	12,564,550
Series 2013-3 Class C, 1.81%, 4/15/19		4,790	4,787,754
Series 2013-A, Class B, 1.89%, 10/15/19 (b)		2,300	2,320,256
Asset-Backed Securities	Par (000)		Value
Santander Drive Auto Receivables Trust (concluded):
Series 2013-A, Class C, 3.12%, 10/15/19 (b)	USD	4,100	$4,197,953
Series 2014-1, Class B, 1.59%, 10/15/18		4,320	4,329,154
Series 2014-1, Class C, 2.36%, 4/15/20		3,020	3,036,924
Series 2014-2, Class C, 2.33%, 11/15/19		2,500	2,510,790
Series 2014-4, Class B, 1.82%, 5/15/19		1,850	1,850,709
Series 2014-4, Class C, 2.60%, 11/16/20		1,770	1,772,970
SLC Private Student Loan Trust 2006-A, Series 2006-A, Class A5, 0.40%, 7/15/36 (a)		15,546	15,421,678
SLM Private Credit Student Loan Trust (a):
Series 2003-A, Class A2, 0.68%, 9/15/20		8,258	8,210,371
Series 2003-B, Class A2, 0.64%, 3/15/22		2,371	2,352,282
Series 2003-C, Class A2, 0.63%, 9/15/20		2,010	1,993,202
Series 2004-A, Class A2, 0.44%, 3/16/20		3,208	3,203,915
Series 2004-B, Class A2, 0.44%, 6/15/21		6,950	6,900,891
Series 2005-A, Class A2, 0.38%, 12/15/20		587	587,928
Series 2005-B, Class A2, 0.42%, 3/15/23		5,387	5,340,007
Series 2006-B, Class A4, 0.42%, 3/15/24		4,733	4,690,969
SLM Private Education Loan Trust (a)(b):
Series 2010-A, Class 1A, 3.20%, 5/16/44		3,742	3,872,537
Series 2011-A, Class A1, 1.16%, 10/15/24		7,732	7,765,461
Series 2011-B, Class A1, 1.01%, 12/16/24		1,014	1,016,761
Series 2011-C, Class A1, 1.56%, 12/15/23		954	958,997
Series 2012-A, Class A1, 1.56%, 8/15/25		1,996	2,016,893
Series 2012-C, Class A1, 1.26%, 8/15/23		2,058	2,069,755
Series 2012-D, Class A1, 1.21%, 6/15/23		1,486	1,492,134
Series 2012-E, Class A1, 0.91%, 10/16/23		4,741	4,754,238
Series 2013-A, Class A1, 0.76%, 8/15/22		5,516	5,521,384
Series 2013-B, Class A1, 0.81%, 7/15/22		8,259	8,272,494
Series 2013-C, Class A1, 1.01%, 2/15/22		4,166	4,180,597
Soundview Home Loan Trust, Series 2005-OPT4, Class 2A3, 0.69%, 12/25/35 (a)		3,438	3,379,025
Terwin Mortgage Trust, Series 2006-5, Class 2A2, 0.38%, 6/25/37 (a)(b)		3,860	3,757,229
Trade MAPS 1 Ltd., Series 2013-1A (a)(b):
Class A, 0.86%, 12/10/18		9,690	9,702,549
Class B, 1.41%, 12/10/18		3,100	3,098,794
Vericrest Opportunity Loan Transferee LLC, Series 2014-NPL4, Class A1, 3.13%, 4/27/54 (b)(c)		5,764	5,730,421
Total Asset-Backed Securities — 14.9%			430,005,148

Corporate Bonds
Aerospace & Defense — 0.5%
Eaton Corp., 0.95%, 11/02/15		3,000	3,002,658
L-3 Communications Corp.:
3.95%, 11/15/16		1,250	1,304,246
1.50%, 5/28/17		520	514,885
4.75%, 7/15/20		2,400	2,577,430
4.95%, 2/15/21		5,468	5,943,114
Lockheed Martin Corp., 4.85%, 9/15/41		2,000	2,233,002

			15,575,335
Air Freight & Logistics — 0.0%
United Parcel Service, Inc., 4.88%, 11/15/40		400	466,709
Airlines — 0.1%
United Airlines Pass-Through Trust, Series 2013-1, Class A, 4.30%, 2/15/27		3,400	3,519,000
Auto Components — 0.6%
Delphi Corp.:
5.00%, 2/15/23		850	907,358
4.15%, 3/15/24		3,200	3,307,798

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2014	19

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Auto Components (concluded)
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.88%, 3/15/19	USD	1,525	$1,521,188
6.00%, 8/01/20		1,725	1,777,095
Johnson Controls, Inc., 1.40%, 11/02/17		3,330	3,299,757
Lear Corp.:
4.75%, 1/15/23		1,000	997,500
5.38%, 3/15/24		3,775	3,859,937
Magna International, Inc., 3.63%, 6/15/24		2,700	2,705,519

			18,376,152
Banks — 2.5%
ANZ New Zealand International Ltd., 1.13%, 3/24/16 (b)		2,500	2,508,393
Bank of Nova Scotia:
0.95%, 3/15/16		4,200	4,203,478
1.10%, 12/13/16		5,000	5,003,450
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 2.25%, 1/14/19		3,500	3,526,064
Discover Bank/Greenwood Delaware, 2.00%, 2/21/18		2,600	2,593,224
Fifth Third Bancorp, 0.90%, 2/26/16		2,900	2,900,183
HSBC Bank USA NA, 5.88%, 11/01/34		1,200	1,499,113
HSBC Holdings PLC, 6.50%, 9/15/37		1,200	1,541,863
HSBC USA, Inc., 1.50%, 11/13/17		6,345	6,332,462
Rabobank Nederland, 3.88%, 2/08/22		3,800	4,042,349
Royal Bank of Canada, 0.85%, 3/08/16		4,600	4,601,730
U.S. Bancorp, 2.20%, 11/15/16		4,000	4,081,824
Wachovia Bank NA, 6.00%, 11/15/17		5,400	6,052,930
Wells Fargo & Co.:
1.15%, 6/02/17		5,200	5,171,608
2.13%, 4/22/19		8,100	8,097,878
3.00%, 1/22/21		4,700	4,788,313
3.30%, 9/09/24		2,600	2,616,268
4.10%, 6/03/26		1,900	1,941,908
4.65%, 11/04/44		1,930	1,991,492

			73,494,530
Beverages — 0.8%
Anheuser-Busch InBev Worldwide, Inc., 3.75%, 7/15/42		1,500	1,410,168
Bottling Group LLC, 5.13%, 1/15/19		1,100	1,229,761
Diageo Capital PLC, 0.63%, 4/29/16		2,800	2,791,345
Diageo Finance BV, 3.25%, 1/15/15		2,000	2,001,228
Dr Pepper Snapple Group, Inc., 2.90%, 1/15/16		1,250	1,275,190
PepsiCo, Inc.:
7.90%, 11/01/18		2,000	2,433,190
2.75%, 3/01/23		3,400	3,345,185
3.60%, 3/01/24		4,000	4,178,692
4.88%, 11/01/40		1,000	1,123,445
3.60%, 8/13/42		2,000	1,868,382

			21,656,586
Biotechnology — 0.5%
Amgen, Inc.:
2.30%, 6/15/16		3,240	3,291,160
5.38%, 5/15/43		2,100	2,439,658
Celgene Corp., 2.30%, 8/15/18		2,000	2,016,520
Gilead Sciences, Inc.:
3.05%, 12/01/16		1,400	1,452,710
2.05%, 4/01/19		5,000	5,000,715

			14,200,763
Capital Markets — 3.4%
The Bank of New York Mellon Corp., 0.70%, 3/04/16		4,600	4,595,529
The Bear Stearns Cos. LLC, 6.40%, 10/02/17		2,500	2,799,775
Corporate Bonds	Par (000)		Value
Capital Markets (concluded)
FMS Wertmanagement AoeR, 1.13%, 9/05/17	USD	12,454	$12,446,789
The Goldman Sachs Group, Inc.:
5.95%, 1/18/18		3,700	4,110,582
6.15%, 4/01/18		1,500	1,683,628
2.90%, 7/19/18		2,700	2,769,876
2.63%, 1/31/19		2,700	2,716,486
7.50%, 2/15/19		1,200	1,427,353
2.55%, 10/23/19		1,510	1,504,485
6.00%, 6/15/20		3,500	4,046,098
5.75%, 1/24/22		1,400	1,619,502
3.63%, 1/22/23		750	759,467
6.75%, 10/01/37		4,350	5,469,581
6.25%, 2/01/41		4,250	5,372,612
4.80%, 7/08/44		2,000	2,142,156
Invesco Finance PLC, 5.38%, 11/30/43		2,400	2,885,976
Legg Mason, Inc., 2.70%, 7/15/19		4,335	4,355,938
Morgan Stanley:
1.75%, 2/25/16		3,000	3,016,272
4.75%, 3/22/17		3,300	3,515,137
6.25%, 8/28/17		1,500	1,666,296
2.50%, 1/24/19		3,800	3,803,447
5.63%, 9/23/19		10,000	11,287,940
3.75%, 2/25/23		4,500	4,616,194
4.10%, 5/22/23		1,900	1,923,632
3.88%, 4/29/24		2,800	2,872,901
4.35%, 9/08/26		2,250	2,263,444
6.38%, 7/24/42		2,200	2,921,675

			98,592,771
Chemicals — 0.8%
Ecolab, Inc., 1.00%, 8/09/15		2,900	2,907,557
LyondellBasell Industries NV:
5.00%, 4/15/19		5,300	5,781,049
6.00%, 11/15/21		5,300	6,100,083
Monsanto Co.:
2.13%, 7/15/19		2,615	2,605,335
2.75%, 7/15/21		1,170	1,166,261
4.40%, 7/15/44		2,155	2,235,905
RPM International, Inc., 6.13%, 10/15/19		2,453	2,787,896

			23,584,086
Communications Equipment — 0.2%
Cisco Systems, Inc., 2.13%, 3/01/19		5,000	5,023,525
Consumer Finance — 1.2%
Capital One Bank USA NA:
2.15%, 11/21/18		2,150	2,138,777
2.95%, 7/23/21		5,900	5,863,084
Capital One NA, 1.50%, 9/05/17		5,000	4,959,715
Caterpillar Financial Services Corp., 0.70%, 2/26/16		3,600	3,601,472
MasterCard, Inc.:
2.00%, 4/01/19		1,955	1,944,242
3.38%, 4/01/24		3,000	3,079,371
Navient Solutions, Inc., 0.00%, 10/03/22 (d)		5,700	4,632,624
Synchrony Financial:
3.00%, 8/15/19		5,200	5,256,903
3.75%, 8/15/21		2,045	2,088,945

			33,565,133
Diversified Financial Services — 4.4%
American Express Credit Corp.:
2.75%, 9/15/15		2,600	2,640,113
2.38%, 3/24/17		3,000	3,067,944
1.55%, 9/22/17		2,865	2,870,604
American Honda Finance Corp., 1.13%, 10/07/16		4,635	4,656,432
Associates Corp. of North America, 6.95%, 11/01/18		964	1,125,942

See Notes to Financial Statements.

20	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2014

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Diversified Financial Services (concluded)
Bank of America Corp.:
6.88%, 4/25/18	USD	3,550	$4,077,459
5.49%, 3/15/19		1,500	1,659,773
5.63%, 7/01/20		2,500	2,846,475
5.70%, 1/24/22		8,000	9,267,496
3.30%, 1/11/23		1,400	1,400,108
4.13%, 1/22/24		2,500	2,625,388
4.25%, 10/22/26		2,770	2,763,781
6.11%, 1/29/37		800	944,603
4.88%, 4/01/44		2,475	2,734,345
Barclays PLC, 2.75%, 11/08/19		3,845	3,821,507
BNP Paribas SA:
1.38%, 3/17/17		5,000	4,985,950
2.40%, 12/12/18		2,000	2,019,042
Citigroup, Inc.:
4.45%, 1/10/17		1,900	2,008,458
2.50%, 9/26/18		3,000	3,035,052
8.50%, 5/22/19		1,600	1,993,707
2.50%, 7/29/19		5,500	5,504,416
6.13%, 8/25/36		800	953,657
5.88%, 1/30/42		1,000	1,257,836
5.30%, 5/06/44		1,100	1,205,236
Ford Motor Credit Co. LLC:
3.88%, 1/15/15		2,900	2,902,195
1.70%, 5/09/16		2,800	2,809,912
3.00%, 6/12/17		5,400	5,540,438
1.72%, 12/06/17		5,100	5,047,292
General Electric Capital Corp.:
2.25%, 11/09/15		2,000	2,027,440
2.30%, 1/14/19		4,000	4,063,832
6.75%, 3/15/32		500	682,941
IntercontinentalExchange Group, Inc., 2.50%, 10/15/18		3,000	3,054,663
JPMorgan Chase & Co.:
1.13%, 2/26/16		4,500	4,511,772
2.00%, 8/15/17		4,100	4,138,991
4.25%, 10/15/20		6,000	6,450,600
3.25%, 9/23/22		2,600	2,615,145
3.20%, 1/25/23		1,900	1,902,143
3.38%, 5/01/23		1,800	1,780,765
5.60%, 7/15/41		1,000	1,210,709
JPMorgan Chase Bank NA, 6.00%, 10/01/17		800	887,907
Leucadia National Corp., 5.50%, 10/18/23		3,500	3,584,427
Private Export Funding Corp., Series U, 4.95%, 11/15/15		3,325	3,457,924

			126,134,420
Diversified Telecommunication Services — 1.7%
AT&T, Inc.:
2.40%, 8/15/16		1,250	1,275,281
2.38%, 11/27/18		5,565	5,608,106
5.35%, 9/01/40		1,231	1,332,953
5.55%, 8/15/41		3,250	3,621,475
4.80%, 6/15/44		1,800	1,834,121
British Telecommunications PLC, 1.25%, 2/14/17		1,550	1,542,283
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.85%, 4/15/23		4,250	4,221,576
Verizon Communications, Inc.:
2.00%, 11/01/16		5,500	5,580,646
1.35%, 6/09/17		5,200	5,175,940
3.65%, 9/14/18		4,500	4,755,271
5.05%, 3/15/34		3,200	3,413,520
4.40%, 11/01/34		4,350	4,323,817
6.90%, 4/15/38		900	1,178,988
7.35%, 4/01/39		1,700	2,306,132
4.75%, 11/01/41		2,100	2,152,857
Corporate Bonds	Par (000)		Value
Diversified Telecommunication Services (concluded)
Verizon Communications, Inc. (concluded):
6.55%, 9/15/43	USD	1,475	$1,889,695

			50,212,661
Electric Utilities — 1.6%
Commonwealth Edison Co.:
4.70%, 4/15/15		1,000	1,011,320
5.88%, 2/01/33		2,000	2,510,088
4.70%, 1/15/44		601	684,602
Duke Energy Corp.:
2.15%, 11/15/16		2,100	2,138,785
5.05%, 9/15/19		2,000	2,235,212
Duke Energy Florida, Inc., 3.85%, 11/15/42		2,500	2,521,042
MidAmerican Energy Holdings Co., 5.75%, 4/01/18		6,550	7,340,231
Mississippi Power Co., 4.25%, 3/15/42		1,700	1,723,144
NextEra Energy Capital Holdings, Inc., 2.70%, 9/15/19		3,500	3,536,004
Northern States Power Co., 5.25%, 7/15/35		2,500	3,040,167
Pacific Gas & Electric Co.:
5.63%, 11/30/17		1,500	1,667,195
3.25%, 9/15/21		1,400	1,429,809
3.75%, 8/15/42		1,500	1,433,855
PacifiCorp:
5.50%, 1/15/19		1,300	1,468,869
6.25%, 10/15/37		1,000	1,353,297
Progress Energy, Inc.:
4.88%, 12/01/19		3,100	3,427,868
4.40%, 1/15/21		3,700	4,032,774
Tampa Electric Co., 2.60%, 9/15/22		2,000	1,956,982
Xcel Energy, Inc., 0.75%, 5/09/16		3,200	3,194,282

			46,705,526
Electrical Equipment — 0.3%
Amphenol Corp.:
1.55%, 9/15/17		3,355	3,345,660
2.55%, 1/30/19		2,000	2,013,906
Roper Industries, Inc., 2.05%, 10/01/18		3,500	3,471,111

			8,830,677
Electronic Equipment, Instruments & Components — 0.1%
Tyco Electronics Group SA, 6.55%, 10/01/17		2,900	3,264,324
Energy Equipment & Services — 0.0%
Weatherford International, Ltd., 4.50%, 4/15/22		712	633,698
Food & Staples Retailing — 0.6%
CVS Caremark Corp.:
6.13%, 8/15/16		2,300	2,481,371
2.25%, 12/05/18		3,125	3,152,978
Wal-Mart Stores, Inc.:
1.13%, 4/11/18		2,000	1,977,064
5.63%, 4/01/40		1,500	1,908,641
Walgreens Boots Alliance, Inc.
1.75%, 11/17/17		5,130	5,142,702
2.70%, 11/18/19		2,400	2,412,211

			17,074,967
Food Products — 0.3%
Kellogg Co.:
4.45%, 5/30/16		100	105,168
3.25%, 5/21/18		1,550	1,613,665
Mead Johnson Nutrition Co., 4.90%, 11/01/19		2,000	2,197,990
Mondelez International, Inc.:
4.13%, 2/09/16		2,000	2,074,306
2.25%, 2/01/19		2,000	1,991,786

			7,982,915

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2014	21

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Gas Utilities — 0.1%
Southern California Gas Co., 3.75%, 9/15/42	USD	1,800	$1,785,951
Health Care Equipment & Supplies — 1.5%
Baxter International, Inc., 1.85%, 6/15/18		1,650	1,641,745
Becton Dickinson and Co.:
2.68%, 12/15/19		1,045	1,058,743
3.73%, 12/15/24		4,370	4,499,243
Boston Scientific Corp., 2.65%, 10/01/18		2,000	2,002,354
CareFusion Corp.:
1.45%, 5/15/17		650	645,400
3.88%, 5/15/24		1,640	1,692,467
Covidien International Finance SA:
4.20%, 6/15/20		5,045	5,436,174
3.20%, 6/15/22		1,500	1,513,479
6.55%, 10/15/37		2,600	3,396,252
Medtronic, Inc. (b):
2.50%, 3/15/20		2,495	2,501,544
3.15%, 3/15/22		2,995	3,032,965
3.50%, 3/15/25		7,725	7,902,443
4.38%, 3/15/35		1,690	1,792,847
4.63%, 3/15/45		2,795	3,029,752
Stryker Corp., 4.38%, 5/15/44		3,000	3,120,261

			43,265,669
Health Care Providers & Services — 1.0%
Aetna, Inc., 3.50%, 11/15/24		1,450	1,473,840
AmerisourceBergen Corp., 1.15%, 5/15/17		6,000	5,949,312
Cardinal Health, Inc., 1.70%, 3/15/18		2,200	2,185,779
Express Scripts Holding Co., 3.13%, 5/15/16		3,000	3,083,829
HCA, Inc., 3.75%, 3/15/19		3,370	3,374,213
Humana, Inc.:
2.63%, 10/01/19		2,195	2,194,835
4.95%, 10/01/44		2,000	2,126,598
McKesson Corp.:
1.40%, 3/15/18		4,500	4,444,389
4.88%, 3/15/44		800	881,256
UnitedHealth Group, Inc., 4.70%, 2/15/21		3,100	3,488,935

			29,202,986
Hotels, Restaurants & Leisure — 0.4%
McDonald’s Corp., 6.30%, 10/15/37		1,000	1,306,679
Starbucks Corp., 0.88%, 12/05/16		2,450	2,443,091
Wyndham Worldwide Corp.:
4.25%, 3/01/22		1,550	1,583,128
3.90%, 3/01/23		1,550	1,529,286
Yum! Brands, Inc.:
4.25%, 9/15/15		2,000	2,046,648
5.30%, 9/15/19		2,241	2,479,964
6.88%, 11/15/37		465	600,652

			11,989,448
Household Products — 0.1%
Whirlpool Corp., 1.35%, 3/01/17		2,525	2,517,372
Independent Power and Renewable Electricity Producers — 0.2%
Constellation Energy Group, Inc., 5.15%, 12/01/20		1,200	1,328,641
Exelon Generation Co. LLC, 5.75%, 10/01/41		500	564,086
PSEG Power LLC:
2.45%, 11/15/18		400	400,637
4.15%, 9/15/21		1,150	1,211,479
Southern Power Co., 5.15%, 9/15/41		1,000	1,161,193

			4,666,036
Insurance — 1.1%
ACE INA Holdings, Inc., 3.35%, 5/15/24		3,155	3,188,121
Aflac, Inc.:
8.50%, 5/15/19		1,500	1,874,582
3.63%, 11/15/24		5,000	5,098,055
Corporate Bonds	Par (000)		Value
Insurance (concluded)
Berkshire Hathaway, Inc., 1.90%, 1/31/17	USD	2,400	$2,434,634
Fidelity National Financial, Inc., 5.50%, 9/01/22		1,225	1,334,604
Markel Corp.:
5.35%, 6/01/21		1,300	1,458,711
3.63%, 3/30/23		1,300	1,307,426
Marsh & McLennan Cos., Inc.:
2.35%, 9/10/19		2,940	2,944,301
4.80%, 7/15/21		1,600	1,778,272
Protective Life Corp., 8.45%, 10/15/39		800	1,205,494
Prudential Financial, Inc., 4.75%, 9/17/15		3,900	4,001,868
Willis Group Holdings PLC:
4.13%, 3/15/16		2,600	2,679,698
5.75%, 3/15/21		1,150	1,284,455
XLIT Ltd., 5.75%, 10/01/21		1,400	1,626,324

			32,216,545
Internet Software & Services — 0.7%
Baidu, Inc.:
3.25%, 8/06/18		7,000	7,155,498
2.75%, 6/09/19		1,072	1,067,285
eBay, Inc.:
2.20%, 8/01/19		5,400	5,345,093
3.45%, 8/01/24		2,200	2,163,144
Equinix, Inc.:
5.38%, 1/01/22		1,855	1,872,437
5.75%, 1/01/25		1,415	1,427,381
VeriSign, Inc., 4.63%, 5/01/23		1,325	1,298,500

			20,329,338
IT Services — 0.6%
Alibaba Group Holding, Ltd. (b):
2.50%, 11/28/19		5,415	5,341,990
3.60%, 11/28/24		1,295	1,284,438
International Business Machines Corp.:
2.00%, 1/05/16		8,600	8,726,196
7.63%, 10/15/18		2,050	2,471,531

			17,824,155
Leisure Products — 0.1%
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22		3,654	3,836,700
Life Sciences Tools & Services — 0.1%
Thermo Fisher Scientific, Inc., 3.20%, 3/01/16		2,800	2,866,850
Machinery — 0.3%
Danaher Corp., 2.30%, 6/23/16		450	460,154
Illinois Tool Works, Inc., 1.95%, 3/01/19		4,000	4,002,160
Ingersoll-Rand Global Holding Co., Ltd.:
2.88%, 1/15/19		400	406,309
5.75%, 6/15/43		1,500	1,767,936
Trinity Acquisition PLC, 6.13%, 8/15/43		1,100	1,260,365

			7,896,924
Media — 1.3%
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp. (b):
5.25%, 2/15/22		800	806,000
5.63%, 2/15/24		800	804,000
Comcast Corp., 5.70%, 5/15/18		2,450	2,758,835
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
3.55%, 3/15/15		3,600	3,621,370
4.45%, 4/01/24		700	732,413
5.15%, 3/15/42		3,750	3,875,100
DISH DBS Corp.:
7.88%, 9/01/19		2,700	3,064,500
6.75%, 6/01/21		1,200	1,290,000
NBCUniversal Enterprise, Inc., 1.66%, 4/15/18 (b)		1,000	992,848

See Notes to Financial Statements.

22	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2014

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Media (concluded)
Scripps Networks Interactive, Inc., 2.70%, 12/15/16	USD	2,300	$2,362,341
Thomson Reuters Corp., 0.88%, 5/23/16		1,600	1,591,709
Time Warner Cable, Inc.:
5.00%, 2/01/20		2,300	2,534,565
4.50%, 9/15/42		1,700	1,747,503
Time Warner, Inc.:
2.10%, 6/01/19		4,100	4,039,340
4.65%, 6/01/44		1,500	1,563,861
Viacom, Inc., 2.50%, 9/01/18		4,300	4,338,021

			36,122,406
Metals & Mining — 0.1%
Reliance Steel & Aluminum Co., 4.50%, 4/15/23		1,953	1,914,049
Multi-Utilities — 0.3%
Consolidated Edison Co. of New York, Inc., Series 12-A, 4.20%, 3/15/42		2,400	2,488,925
Dominion Resources, Inc.:
6.40%, 6/15/18		1,050	1,198,646
4.45%, 3/15/21		2,100	2,275,281
4.05%, 9/15/42		1,700	1,658,256
SCANA Corp., 4.13%, 2/01/22		500	518,337

			8,139,445
Offshore Drilling & Other Services — 0.0%
KLA-Tencor Corp., 3.38%, 11/01/19		930	947,512
Oil, Gas & Consumable Fuels — 3.6%
BP Capital Markets PLC:
3.13%, 10/01/15		700	712,552
3.20%, 3/11/16		1,500	1,540,434
2.24%, 5/10/19		6,400	6,392,237
3.56%, 11/01/21		1,900	1,941,213
Buckeye Partners LP:
2.65%, 11/15/18		4,900	4,826,181
4.35%, 10/15/24		1,900	1,862,167
CNOOC Finance 2013 Ltd., 1.75%, 5/09/18		875	860,998
CNOOC Nexen Finance 2014 ULC, 1.63%, 4/30/17		6,800	6,766,796
ConocoPhillips Canada Funding Co. I, 5.63%, 10/15/16		500	539,770
DCP Midstream Operating LP, 3.25%, 10/01/15		2,000	2,028,796
Ecopetrol SA, 5.88%, 5/28/45		950	878,750
El Paso Pipeline Partners Operating Co. LLC, 4.30%, 5/01/24		4,500	4,508,712
Energy Transfer Equity LP, 7.50%, 10/15/20		5,998	6,657,780
Energy Transfer Partners LP:
9.70%, 3/15/19		842	1,056,809
9.00%, 4/15/19		373	457,793
4.15%, 10/01/20		3,950	4,049,461
Enterprise Products Operating LLC:
3.20%, 2/01/16		3,000	3,071,046
5.75%, 3/01/35		500	575,297
5.95%, 2/01/41		900	1,058,125
Hess Corp., 1.30%, 6/15/17		1,110	1,093,625
Husky Energy, Inc.:
3.95%, 4/15/22		3,900	3,913,576
6.80%, 9/15/37		1,000	1,219,909
Kinder Morgan Energy Partners LP:
3.50%, 3/01/21		850	836,256
5.63%, 9/01/41		1,895	1,886,922
Kinder Morgan, Inc.:
3.05%, 12/01/19		865	858,123
4.30%, 6/01/25		3,860	3,861,799
5.55%, 6/01/45		2,550	2,611,784
Magellan Midstream Partners LP, 5.15%, 10/15/43		1,350	1,431,139
Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
Marathon Oil Corp., 0.90%, 11/01/15	USD	1,300	$1,296,207
Marathon Petroleum Corp., 4.75%, 9/15/44		1,365	1,289,114
Petrobras International Finance Co.:
3.50%, 2/06/17		5,900	5,633,969
5.38%, 1/27/21		1,850	1,714,154
6.75%, 1/27/41		500	454,785
Petroleos Mexicanos:
5.50%, 1/21/21		1,100	1,190,750
4.88%, 1/24/22		1,300	1,361,633
6.50%, 6/02/41		500	573,750
6.38%, 1/23/45		2,900	3,284,250
Statoil ASA:
1.95%, 11/08/18		2,840	2,839,327
2.75%, 11/10/21		5,680	5,696,881
Sunoco Logistics Partners Operations LP:
6.10%, 2/15/42		900	976,159
4.95%, 1/15/43		900	862,433
5.30%, 4/01/44		300	302,385
Total Capital International SA, 2.10%, 6/19/19		3,300	3,301,452
The Williams Cos., Inc., 4.55%, 6/24/24		6,515	6,058,826
Williams Partners LP, 3.80%, 2/15/15		800	802,286

			105,136,411
Personal Products — 0.1%
The Procter & Gamble Co., 1.90%, 11/01/19		3,270	3,276,556
Pharmaceuticals — 1.4%
AbbVie, Inc., 1.20%, 11/06/15		1,300	1,303,821
Actavis Funding SCS, 3.85%, 6/15/24		5,100	5,126,056
AstraZeneca PLC, 6.45%, 9/15/37		2,400	3,233,998
Bayer US Finance LLC, 1.50%, 10/06/17 (b)		5,590	5,593,583
Eli Lilly & Co.:
5.55%, 3/15/37		1,700	2,058,078
4.65%, 6/15/44		3,700	4,147,293
GlaxoSmithKline Capital, Inc.:
0.70%, 3/18/16		2,500	2,499,880
5.65%, 5/15/18		1,200	1,351,830
Novartis Capital Corp.:
3.40%, 5/06/24		4,600	4,785,297
4.40%, 5/06/44		4,300	4,818,761
Pfizer, Inc., 6.20%, 3/15/19		1,500	1,745,080
Zoetis, Inc., 1.15%, 2/01/16		3,000	2,997,321

			39,660,998
Professional Services — 0.0%
The Dun & Bradstreet Corp., 2.88%, 11/15/15		600	604,353
Real Estate Investment Trusts (REITs) — 1.3%
Alexandria Real Estate Equities, Inc., 2.75%, 1/15/20		4,000	3,961,752
American Tower Corp.:
4.63%, 4/01/15		4,000	4,035,716
4.50%, 1/15/18		2,100	2,230,173
3.40%, 2/15/19		1,768	1,799,504
5.05%, 9/01/20		1,300	1,410,426
3.45%, 9/15/21		2,450	2,408,693
4.70%, 3/15/22		2,900	3,040,627
5.00%, 2/15/24		3,000	3,181,401
Corrections Corp. of America:
4.13%, 4/01/20		2,900	2,820,250
4.63%, 5/01/23		2,425	2,334,062
HCP, Inc., 6.70%, 1/30/18		4,000	4,555,320
Host Hotels & Resorts LP, 3.75%, 10/15/23		525	523,661
Simon Property Group LP, 4.75%, 3/15/42		1,900	2,095,694
WEA Finance LLC/Westfield UK & Europe Finance PLC, 2.70%, 9/17/19 (b)		1,945	1,944,434

			36,341,713

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2014	23

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Road & Rail — 0.4%
Burlington Northern Santa Fe LLC:
5.40%, 6/01/41	USD	2,700	$3,220,871
4.55%, 9/01/44		2,110	2,264,690
Canadian Pacific Railway Co., 7.13%, 10/15/31		1,000	1,375,310
Norfolk Southern Corp., 5.75%, 1/15/16		2,425	2,541,276
Union Pacific Corp., 6.13%, 2/15/20		1,300	1,488,279

			10,890,426
Semiconductors & Semiconductor Equipment — 0.7%
Intel Corp.:
3.30%, 10/01/21		2,100	2,202,119
4.80%, 10/01/41		350	384,384
4.25%, 12/15/42		1,100	1,133,673
Maxim Integrated Products, Inc., 2.50%, 11/15/18		1,220	1,217,254
Seagate HDD Cayman:
3.75%, 11/15/18 (b)		7,500	7,696,875
4.75%, 6/01/23		3,100	3,219,809
4.75%, 1/01/25 (b)		4,400	4,532,726

			20,386,840
Software — 0.1%
Oracle Corp.:
5.25%, 1/15/16		1,500	1,571,869
5.75%, 4/15/18		550	621,756

			2,193,625
Specialty Retail — 1.1%
Advance Auto Parts, Inc., 4.50%, 1/15/22		3,100	3,290,662
AutoZone, Inc., 1.30%, 1/13/17		3,850	3,835,609
The Home Depot, Inc.:
5.88%, 12/16/36		2,000	2,611,996
5.40%, 9/15/40		2,000	2,457,682
5.95%, 4/01/41		800	1,044,861
L Brands, Inc.:
6.90%, 7/15/17		2,167	2,383,700
8.50%, 6/15/19		4,000	4,740,000
O’Reilly Automotive, Inc., 4.63%, 9/15/21		5,300	5,778,802
QVC, Inc., 4.45%, 2/15/25		5,300	5,180,029

			31,323,341
Technology Hardware, Storage & Peripherals — 0.6%
Apple, Inc.:
2.85%, 5/06/21		5,500	5,626,275
3.85%, 5/04/43		3,300	3,302,386
Hewlett-Packard Co.:
3.00%, 9/15/16		3,000	3,080,331
2.75%, 1/14/19		4,000	4,005,112

			16,014,104
Tobacco — 1.1%
Altria Group, Inc.:
4.13%, 9/11/15		2,600	2,659,100
5.38%, 1/31/44		7,200	8,195,889
Lorillard Tobacco Co., 3.50%, 8/04/16		650	669,153
Philip Morris International, Inc.:
5.65%, 5/16/18		4,300	4,844,496
1.88%, 1/15/19		3,550	3,528,466
2.90%, 11/15/21		1,400	1,420,653
6.38%, 5/16/38		2,500	3,196,400
4.25%, 11/10/44		600	610,130
Reynolds American, Inc.:
1.05%, 10/30/15		2,000	2,002,178
3.25%, 11/01/22		2,300	2,240,297
4.85%, 9/15/23		900	968,736
4.75%, 11/01/42		1,700	1,649,937
6.15%, 9/15/43		750	869,753

			32,855,188

Corporate Bonds	Par (000)		Value
Wireless Telecommunication Services — 0.1%
Crown Castle International Corp., 4.88%, 4/15/22	USD	2,800	$2,828,000
Vodafone Group PLC, 5.63%, 2/27/17		950	1,029,311

			3,857,311
Total Corporate Bonds — 38.0%			1,096,956,030

Foreign Agency Obligations
Brazilian Government International Bond:
5.63%, 1/07/41		1,500	1,616,250
5.00%, 1/27/45		2,500	2,450,000
Colombia Government International Bond, 4.00%, 2/26/24		2,210	2,259,725
Export-Import Bank of Korea:
2.38%, 8/12/19		5,600	5,603,001
4.00%, 1/29/21		1,446	1,546,516
Mexico Government International Bond:
3.50%, 1/21/21		2,915	2,976,215
6.75%, 9/27/34		2,400	3,134,400
6.05%, 1/11/40		3,800	4,647,400
4.75%, 3/08/44		3,100	3,231,750
Tunisia Government AID Bonds, 2.45%, 7/24/21		3,327	3,378,073
Uruguay Government International Bond, 5.10%, 6/18/50		1,600	1,624,000
Total Foreign Agency Obligations — 1.1%			32,467,330

Municipal Bonds
Bay Area Toll Authority, RB, Build America Bonds, San Francisco Toll Bridge, Series S-1, 7.04%, 4/01/50		800	1,191,000
Chicago Transit Authority, RB, Series B, 6.90%, 12/01/40		450	566,982
City & County of San Francisco California Public Utilities Commission Water Revenue, RB, Build America Bonds, Sub-Series G, 6.95%, 11/01/50		400	592,496
City of Chicago Illinois Waterworks Transmission, RB, Build America Bonds, 2nd Lien, Series B, 6.74%, 11/01/40		150	197,664
City of Los Angeles California Department of Water & Power, RB, Build America Bonds, Series D, 6.57%, 7/01/45		320	461,779
City of New York New York Transitional Finance Authority, RB, Build America Bonds, Future Tax Secured, Sub-Series B-1, 5.57%, 11/01/38		450	561,879
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution, Build America Bonds, Fiscal 2010, Series EE, 6.01%, 6/15/42		1,000	1,352,210
County of Orange California Local Transportation Authority, Refunding RB, Build America Bonds, Series A, 6.91%, 2/15/41		450	641,727
County of San Diego California Regional Transportation Commission, RB, Build America Bonds, Series A, 5.91%, 4/01/48		600	820,362
Florida Hurricane Catastrophe Fund Finance Corp., RB, Series A, 1.30%, 7/01/16		1,725	1,739,335
Metropolitan Water District of Southern California, RB, Build America Bonds, Series A, 6.95%, 7/01/40		1,200	1,440,132
New Jersey State Turnpike Authority, RB, Build America Bonds, Series A, 7.10%, 1/01/41		700	1,022,756
Port Authority of New York & New Jersey, RB, 164th Series, 5.65%, 11/01/40		800	988,280

See Notes to Financial Statements.

24	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2014

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)		Value
Port Authority of New York & New Jersey, Refunding RB, 174th Series, 4.46%, 10/01/62	USD	700	$738,738
State of California, GO, Build America Bonds, Various Purpose:
7.55%, 4/01/39		1,150	1,772,656
7.63%, 3/01/40		1,150	1,765,192
7.60%, 11/01/40		250	395,773
State of Illinois, GO:
Build America Bonds, 7.35%, 7/01/35		650	762,014
Pension, 5.10%, 6/01/33		1,000	997,870
State of Mississippi, GO, Refunding Build America Bonds, Series F, 5.25%, 11/01/34		600	721,206
State of New York Dormitory Authority, RB, Build America Bonds, General Purpose, Series H, 5.39%, 3/15/40		675	852,046
State of Oregon Department of Transportation, RB, Sub-Lien, Series A, 5.83%, 11/15/34		400	519,152
University of California, Refunding RB, Series AJ, 4.60%, 5/15/31		1,000	1,097,360
University of Missouri, RB, Build America Bonds, Series A, 5.79%, 11/01/41		300	401,382
Total Municipal Bonds — 0.7%			21,599,991

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 1.8%
Adjustable Rate Mortgage Trust, Series 2005-3, Class 8A11, 0.39%, 7/25/35 (a)		70	69,916
Citicorp Mortgage Securities Trust, Series 2006-1, Class 2A1, 5.00%, 2/25/21		178	184,699
Citigroup Mortgage Loan Trust, Series 2014-A, Class A, 4.00%, 1/25/35 (a)(b)		1,298	1,349,787
Connecticut Avenue Securities Series, Series 2014-C01, Class M1, 1.77%, 1/25/24 (a)		4,084	4,076,610
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-7, Class 1A6, 5.25%, 8/25/35		313	325,278
CSMC Trust (a)(b):
Series 2009-13R, Class 5A1, 0.95%, 1/26/35		4,164	4,142,448
Series 2010-20R, Class 7A6, 3.50%, 3/27/37		2,110	2,114,603
Series 2011-4R, Class 4A6, 4.00%, 8/27/37		1,066	1,083,388
Series 2013-8R, Class 7A1, 0.33%, 4/27/37		1,296	1,241,989
Series 2013-8R, Class 8A1, 0.39%, 5/27/37		4,409	4,262,682
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.43%, 2/15/40		7,310	7,819,900
Nomura Resecuritization Trust, Series 2014-1R, Class 5A1, 0.31%, 10/26/36 (a)(b)		4,521	4,407,364
Puma Finance Property Ltd., Series G5, Class A1, 0.37%, 2/21/38 (a)(b)		653	648,359
RALI Trust:
Series 2004-QS4, Class A7, 4.00%, 3/25/34		43	43,812
Series 2004-QS5, Class A5, 4.75%, 4/25/34		577	590,575
Series 2004-QS9, Class A1, 5.00%, 6/25/19		254	254,630
RBSSP Resecuritization Trust, Series 2009-6, Class 13A4, 2.41%, 8/26/35 (a)(b)		1,807	1,820,447
Structured Agency Credit Risk Debt Notes, Class M1 (a):
Series 2013-DN1, 3.57%, 7/25/23		3,219	3,332,553
Series 2013-DN2, 1.61%, 11/25/23		7,661	7,638,002
VFC LLC, Series 2014-2, Class A, 2.75%, 7/20/30 (b)		5,293	5,293,367

			50,700,409
Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities — 11.7%
Banc of America Commercial Mortgage Trust:
Series 2006-1, Class AM, 5.42%, 9/10/45 (a)	USD	2,650	$2,753,085
Series 2006-4, Class A4, 5.63%, 7/10/46		5,512	5,767,113
Series 2006-5, Class AM, 5.45%, 9/10/47		1,520	1,592,566
Series 2006-6, Class A4, 5.36%, 10/10/45		3,580	3,746,835
Series 2007-4, Class A4, 5.75%, 2/10/51 (a)		2,963	3,229,379
Series 2007-5, Class A4, 5.49%, 2/10/51		3,440	3,671,509
Banc of America Merrill Lynch Commercial Mortgage, Inc. (a):
Series 2005-2, Class A5, 4.86%, 7/10/43		2,496	2,506,210
Series 2005-6, Class A4, 5.15%, 9/10/47		11,555	11,793,050
Bear Stearns Commercial Mortgage Securities Trust:
Series 2005-PW10, Class AM, 5.45%, 12/11/40 (a)		2,710	2,797,687
Series 2005-PWR8, Class A4, 4.67%, 6/11/41		3,821	3,838,379
Series 2005-PWR8, Class AJ, 4.75%, 6/11/41		5,350	5,417,811
Series 2005-PWR9, Class A4B, 4.94%, 9/11/42		2,100	2,142,420
CD Commercial Mortgage Trust, Series 2007-CD4, Class AMFX, 5.37%, 12/11/49 (a)		500	518,527
Citigroup Commercial Mortgage Trust, Series 2010-RR2, Class CA3A, 5.31%, 12/19/39 (a)(b)		629	663,401
Commercial Mortgage Trust:
Series 2006-C7, Class AM, 5.78%, 6/10/46 (a)		3,435	3,628,425
Series 2007-C9, Class A4, 5.80%, 12/10/49 (a)		3,244	3,543,081
Series 2007-C9, Class AJ, 5.65%, 12/10/49 (a)		3,100	3,291,534
Series 2007-GG9, Class AM, 5.48%, 3/10/39		1,980	2,074,571
Series 2013-CR07, Class A4, 3.21%, 3/10/46		1,700	1,736,734
Series 2013-CR09, Class A4, 4.24%, 7/10/45 (a)		600	659,018
Series 2013-CR12, Class A3, 3.77%, 10/10/46		990	1,047,629
Series 2013-CR13, Class A4, 4.19%, 11/10/23 (a)		3,290	3,587,992
Series 2013-LC6, Class AM, 3.28%, 1/10/46		1,290	1,296,008
Series 2014-CR16, Class A4, 4.05%, 4/10/47		260	280,631
Series 2014-CR17, Class A5, 3.98%, 5/10/47		2,240	2,402,944
Series 2014-CR20, Class A4, 3.59%, 11/10/47		3,055	3,177,475
Series 2014-CR21, Class A3, 3.53%, 12/10/47		3,190	3,300,575
Credit Suisse Commercial Mortgage Trust:
Series 2006-C3, Class A3, 5.81%, 6/15/38 (a)		9,679	10,113,294
Series 2006-C3, Class AM, 5.81%, 6/15/38 (a)		2,368	2,499,291
Series 2006-C5, Class A3, 5.31%, 12/15/39		4,428	4,665,906
Series 2007-C1, Class A3, 5.38%, 2/15/40		2,196	2,327,789
Series 2007-C2, Class A3, 5.54%, 1/15/49 (a)		2,250	2,410,274
Series 2007-C2, Class AM, 5.61%, 1/15/49 (a)		950	1,017,041

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2014	25

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
Credit Suisse Commercial Mortgage Trust Series, Series 2006-C2, Class A3, 5.67%, 3/15/39 (a)	USD	2,082	$2,158,939
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C5, Class AJ, 5.10%, 8/15/38 (a)		4,154	4,235,439
DBRR Trust, Series 2013-EZ2, Class A, 0.85%, 2/25/45 (a)(b)		2,248	2,247,398
GE Capital Commercial Mortgage Corp. (a):
Series 2005-C2, Class A4, 4.98%, 5/10/43		3,887	3,894,444
Series 2005-C3, Class AJ, 5.07%, 7/10/45		700	712,089
Series 2006-C1, Class A4, 5.27%, 3/10/44		5,806	5,949,282
GMAC Commercial Mortgage Securities, Inc. Trust, Series 2006-C1, Class A4, 5.24%, 11/10/45 (a)		4,639	4,720,679
GS Mortgage Securities Trust:
Series 2006-GG6, Class AM, 5.55%, 4/10/38 (a)		4,100	4,257,940
Series 2009-RR1, Class GGA, 5.79%, 7/12/38 (a)(b)		1,764	1,853,870
Series 2012-GCJ7, Class AS, 4.09%, 5/10/45		930	991,462
Series 2013-GC14, Class A5, 4.24%, 8/10/46		1,620	1,772,223
Series 2013-GC16, Class A3, 4.24%, 11/10/46		1,580	1,728,371
Series 2014-GC24, Class A5, 3.93%, 9/10/47		2,500	2,666,963
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C14, Class A4, 4.13%, 8/15/46 (a)		1,400	1,523,549
Series 2013-C14, Class AS, 4.41%, 8/15/46 (a)		760	825,713
Series 2013-C15, Class B, 4.93%, 11/15/45		1,730	1,908,780
Series 2014-C22, Class A4, 3.80%, 9/15/47		2,280	2,402,835
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2004-C1, Class H, 5.89%, 1/15/38 (a)(b)		3,371	3,450,913
Series 2005-CB11, Class A4, 5.34%, 8/12/37 (a)		1,345	1,346,352
Series 2005-CB13, Class AM, 5.28%, 1/12/43 (a)		2,060	2,117,682
Series 2005-LDP1, Class AJFL, 0.36%, 3/15/46 (a)		672	671,477
Series 2005-LDP1, Class C, 5.28%, 3/15/46 (a)		2,300	2,297,468
Series 2005-LDP3, Class AJ, 5.00%, 8/15/42 (a)		7,383	7,517,127
Series 2005-LDP5, Class AJ, 5.36%, 12/15/44 (a)		1,935	2,001,719
Series 2005-LDP5, Class AM, 5.28%, 12/15/44 (a)		5,070	5,232,123
Series 2006-CB14, Class AM, 5.43%, 12/12/44 (a)		6,526	6,767,449
Series 2006-CB16, Class A4, 5.55%, 5/12/45		854	891,825
Series 2006-CB17, Class A4, 5.43%, 12/12/43		8,200	8,623,333
Series 2006-LDP8, Class A1A, 5.40%, 5/15/45		1,393	1,465,662
Series 2006-LDP8, Class AM, 5.44%, 5/15/45		6,171	6,534,114
Series 2011-C5, Class A3, 4.17%, 8/15/46		1,100	1,188,376
Series 2012-CBX, Class AS, 4.27%, 6/15/45		1,110	1,198,943
Series 2012-C6, Class A3, 3.51%, 5/15/45		815	851,405
Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
LB Commercial Mortgage Trust, Series 2007-C3, Class A4, 5.90%, 7/15/44 (a)	USD	2,059	$2,230,725
LB-UBS Commercial Mortgage Trust:
Series 2005-C2, Class AJ, 5.21%, 4/15/30 (a)		1,460	1,470,678
Series 2005-C3, Class AM, 4.79%, 7/15/40		6,770	6,842,344
Series 2006-C1, Class AM, 5.22%, 2/15/31 (a)		740	766,416
Series 2006-C3, Class A1A, 5.64%, 3/15/39 (a)		2,988	3,109,099
Series 2006-C4, Class AM, 5.85%, 6/15/38 (a)		3,376	3,583,627
Series 2006-C7, Class A2, 5.30%, 11/15/38		3,097	3,138,969
Series 2006-C7, Class AM, 5.38%, 11/15/38		1,000	1,059,747
Series 2007-C1, Class A4, 5.42%, 2/15/40		4,196	4,493,430
Series 2007-C2, Class AM, 5.49%, 2/15/40 (a)		1,800	1,897,060
Series 2007-C7, Class A3, 5.87%, 9/15/45 (a)		2,980	3,273,909
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class AM, 5.11%, 7/12/38 (a)		5,395	5,486,122
ML-CFC Commercial Mortgage Trust, Class A4 (a):
Series 2006-1, 5.47%, 2/12/39		12,832	13,261,225
Series 2006-2, 5.87%, 6/12/46		3,384	3,551,223
Monty Parent Issuer 1 LLC, Series 2013-LTR1, Class B, 4.25%, 11/20/28 (b)		2,397	2,383,951
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C10, Class A4, 4.08%, 7/15/46 (a)		1,560	1,692,999
Morgan Stanley Capital I Trust:
Series 2005-IQ10, Class AJ, 5.19%, 9/15/42 (a)		1,200	1,223,561
Series 2006-HQ8, Class A4, 5.41%, 3/12/44 (a)		4,256	4,362,822
Series 2006-HQ8, Class AM, 5.46%, 3/12/44 (a)		990	1,029,952
Series 2006-T21, Class A4, 5.16%, 10/12/52 (a)		1,355	1,389,322
Series 2007-HQ11, Class A4, 5.45%, 2/12/44 (a)		2,961	3,158,212
Series 2007-IQ16, Class A4, 5.81%, 12/12/49		6,233	6,776,157
Series 2007-T25, Class A3, 5.51%, 11/12/49 (a)		3,586	3,828,512
Series 2007-T27, Class A4, 5.65%, 6/11/42 (a)		5,450	5,932,429
Series 2007-T27, Class AM, 5.65%, 6/11/42 (a)		2,080	2,261,522
Series 2012-C4, Class A4, 3.24%, 3/15/45		2,220	2,285,579
Wachovia Bank Commercial Mortgage Trust:
Series 2005-C19, Class A6, 4.70%, 5/15/44		1,358	1,370,057
Series 2005-C19, Class B, 4.89%, 5/15/44		3,186	3,218,013
Series 2005-C20, Class A7, 5.12%, 7/15/42 (a)		2,862	2,886,157
Series 2005-C20, Class AJ, 5.16%, 7/15/42 (a)		4,110	4,205,792
Series 2005-C20, Class AMFX, 5.18%, 7/15/42 (a)		3,930	4,013,021
Series 2006-C23, Class A4, 5.42%, 1/15/45 (a)		157	160,659
Series 2006-C27, Class A3, 5.77%, 7/15/45 (a)		4,550	4,765,816

See Notes to Financial Statements.

26	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2014

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (concluded)
Wachovia Bank Commercial Mortgage Trust (concluded):
Series 2006-C28, Class AM, 5.60%, 10/15/48 (a)	USD	2,430	$2,588,771
Series 2007-C34, Class A3, 5.68%, 5/15/46		3,990	4,313,118
Wells Fargo Commercial Mortgage Trust:
Series 2014-LC18, Class A5, 3.41%, 12/15/47		3,400	3,482,175
Series 2014-LC18, Class AS, 3.81%, 12/15/47		1,700	1,744,062
WF-RBS Commercial Mortgage Trust:
Series 2012-C08, Class AS, 3.66%, 8/15/45		2,160	2,240,991
Series 2012-C10, Class A3, 2.88%, 12/15/45		5,370	5,371,896
Series 2012-C10, Class AS, 3.24%, 12/15/45		1,520	1,529,831
Series 2013-C18, Class A5, 4.16%, 12/15/46 (a)		1,880	2,046,506
Series 2014-C20, Class A5, 4.00%, 5/15/47		2,780	2,984,766
Series 2014-C20, Class B, 4.38%, 5/15/47		1,530	1,622,937

			338,538,288
Total Non-Agency Mortgage-Backed Securities — 13.5%			389,238,697

U.S. Government Sponsored Agency Securities
Agency Obligations — 2.6%
Fannie Mae:
0.00%, 10/09/19 - 5/15/30 (d)		39,305	30,558,472
6.32%, 12/20/27		910	1,231,760
Federal Farm Credit Banks:
1.69%, 4/09/20		8,000	7,867,712
2.00%, 4/04/22		2,977	2,922,024
Federal Home Loan Bank:
4.00%, 9/01/28		1,625	1,791,155
5.38%, 8/15/24		4,500	5,521,720
FICO STRIPS, 0.00%, 12/06/16 (d)		3,000	2,949,921
Financing Corp. FICO, 0.00%, 2/8/18 -11/2/18 (d)		19,000	17,941,847
Resolution Funding Corp., 8.13%, 10/15/19		3,500	4,512,809
Tennessee Valley Authority:
3.50%, 12/15/42		250	247,224
5.88%, 4/01/36		1,125	1,534,591

			77,079,235
Collateralized Mortgage Obligations — 0.9%
Fannie Mae, Series 2013-C01, Class M1, 2.17%, 10/25/23 (a)		2,527	2,538,985
Fannie Mae REMICS (a):
Series 2007-54, Class PF, 0.39%, 6/25/37		2,637	2,640,662
Series 2010-89, Class CF, 0.62%, 2/25/38		1,721	1,739,457
Series 2010-35, Class EF, 0.72%, 4/25/40		1,745	1,762,871
Freddie Mac REMICS (a):
Series 3807, Class FN, 0.66%, 2/15/41		1,053	1,063,283
Series 3667, Class FW, 0.71%, 2/15/38		1,045	1,056,981
Ginnie Mae, Series 2014-90, Class FA, 0.56%, 10/20/38 (a)		13,925	14,028,634

			24,830,873
Commercial Mortgage-Backed Securities — 0.7%
Freddie Mac, Class A2:
Series K025, 2.68%, 10/25/22		8,850	8,937,473
Series K040, 3.24%, 9/25/24		8,850	9,236,409
U.S. Government Sponsored Agency Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (concluded)
Freddie Mac, Class A2 (concluded):
Series K031, 3.30%, 4/25/23 (a)	USD	901	$946,401

			19,120,283
Mortgage-Backed Securities — 49.0%
Fannie Mae Mortgage-Backed Securities:
1.92%, 4/01/43 (a)		672	690,703
1.93%, 5/01/43 (a)		1,008	1,036,519
2.07%, 6/01/43 (a)		1,317	1,325,270
2.20%, 1/01/36 (a)		855	916,988
2.27%, 1/01/35 (a)		1,006	1,074,285
2.32%, 8/01/33 (a)		1,557	1,666,673
2.34%, 5/01/33 (a)		2,049	2,195,969
2.43%, 2/01/42 (a)		25	26,576
2.50%, 9/01/28 - 1/01/45 (e)		29,868	30,295,236
2.75%, 1/01/42 (a)		686	712,866
2.78%, 8/01/41 (a)		1,658	1,735,483
3.00%, 1/01/27 - 1/01/45 (e)		76,398	78,337,875
3.31%, 9/01/41 (a)		967	1,011,692
3.33%, 4/01/40 (a)		205	217,683
3.50%, 2/01/26 - 1/01/45 (e)		175,984	184,467,689
4.00%, 8/01/25 - 1/01/45 (e)		286,025	305,425,956
4.50%, 10/01/24 - 1/01/45 (e)		192,633	209,147,186
5.00%, 1/01/18 - 1/01/45 (e)		65,791	72,717,529
5.50%, 9/01/19 - 1/01/45 (e)		14,041	15,716,737
6.00%, 11/01/22 - 8/01/38		17,569	20,050,017
6.50%, 12/01/30 - 12/01/32		7,745	8,915,206
Freddie Mac Mortgage-Backed Securities:
1.76%, 6/01/43 (a)		386	393,073
2.21%, 10/01/33 (a)		1,026	1,088,296
2.26%, 4/01/38 (a)		1,202	1,287,811
2.48%, 5/01/43 (a)		964	973,806
2.50%, 1/01/30 - 4/01/43 (e)		18,908	19,195,039
2.51%, 11/01/36 (a)		1,054	1,104,574
2.51%, 8/01/43 (a)		348	351,700
2.61%, 1/01/42 (a)		18	19,243
3.00%, 3/01/27 - 6/01/43 (e)		53,683	54,803,358
3.23%, 8/01/41 (a)		983	1,039,199
3.32%, 2/01/40 (a)		1,102	1,175,420
3.35%, 7/01/41 (a)		700	736,193
3.50%, 12/01/25 - 1/01/45 (e)		47,216	49,293,718
4.00%, 3/01/26 - 1/01/45 (e)		45,690	48,724,186
4.50%, 8/01/20 - 1/01/45 (e)		23,800	25,970,359
5.00%, 10/01/20 - 8/01/40		8,427	9,284,025
5.50%, 5/01/34 - 8/01/38		6,697	7,503,440
6.00%, 12/01/28 - 1/01/38		5,668	6,459,861
6.50%, 5/01/21 - 7/01/32		2,389	2,774,397
Ginnie Mae Mortgage-Backed Securities:
3.00%, 5/15/43 - 1/01/45 (e)		34,654	35,428,049
3.50%, 1/15/41 - 1/01/45 (e)		86,330	90,783,315
4.00%, 9/15/40 - 1/01/45 (e)		47,219	50,750,748
4.50%, 3/15/39 - 1/01/45 (e)		33,276	36,493,104
5.00%, 10/20/39 - 5/20/41		18,869	21,030,324
5.50%, 6/15/34 - 7/20/40		7,761	8,756,404
6.00%, 9/20/38 - 10/20/38		2,485	2,807,165

			1,415,910,945
Total U.S. Government Sponsored Agency Securities — 53.2%			1,536,941,336

U.S. Treasury Obligations
U.S. Treasury Bonds:
6.38%, 8/15/27		12,068	17,433,541
6.13%, 11/15/27		12,000	17,070,000
6.25%, 5/15/30		26,586	39,720,834

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2014	27

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

U.S. Treasury Obligations	Par (000)		Value
U.S. Treasury Bonds (concluded):
4.50%, 8/15/39	USD	19,675	$26,220,007
3.88%, 8/15/40		15,149	18,493,611
3.38%, 5/15/44		7,100	7,993,045
U.S. Treasury Inflation Indexed Bonds, 0.13%, 7/15/24		16,049	15,456,131
U.S. Treasury Notes:
0.88%, 4/15/17		250	250,332
0.88%, 4/30/17		3,051	3,054,576
0.88%, 6/15/17		55,088	55,057,867
0.63%, 8/31/17		24,000	23,771,256
1.63%, 4/30/19		13,500	13,546,413
1.50%, 5/31/19		875	872,813
1.63%, 6/30/19		6,270	6,285,675
2.00%, 8/31/21		9,030	9,057,514
Total U.S. Treasury Obligations — 8.8%			254,283,615

Investment Companies (g)		Shares
iShares 0-5 Year TIPS Bond ETF		1	99
iShares 1-3 Year Treasury Bond ETF		1	85
iShares 10-20 Year Treasury Bond ETF		1	135
iShares 20+ Year Treasury Bond ETF		181,108	22,805,120
iShares 3-7 Year Treasury Bond ETF		1	122
iShares 7-10 Year Treasury Bond ETF		1	106
iShares Agency Bond ETF		1	113
iShares Core US Treasury Bond ETF		1	25
iShares Short Treasury Bond ETF		1	110
iShares TIPS Bond ETF		1	112
Total Investment Companies — 0.8%			22,806,027

Preferred Securities

Capital Trusts		Par (000)
Capital Markets — 0.0%
The Bank of New York Mellon Corp., Series D, 4.50% (a)(f)	USD	1,264	1,165,250
Diversified Financial Services — 0.1%
JPMorgan Chase & Co., Series Q, 5.15% (a)(f)		1,325	1,248,150
Insurance — 0.1%
The Chubb Corp.:
6.00%, 5/11/37		800	1,045,373
6.38%, 3/29/67 (a)		2,550	2,733,727

			3,779,100
Media — 0.1%
NBCUniversal Enterprise, Inc., 5.25% (b)(f)		2,200	2,282,500
Total Capital Trusts — 0.3%			8,475,000
Preferred Stock — 0.2%		Shares	Value
Diversified Telecommunication Services — 0.2%
Qwest Corp., 7.38%		196,000	$5,252,800
Total Preferred Securities — 0.5%			13,727,800
Total Long-Term Investments (Cost — $3,739,903,873) — 131.5%			3,798,025,974

Short-Term Securities
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.15% (g)(h)		39,979,776	39,979,776
Total Short-Term Securities (Cost — $39,979,776) — 1.4%			39,979,776
Options Purchased (Cost — $1,782,609) — 0.1%			1,523,625
Total Investments Before TBA Sale Commitments and Options Written (Cost — $3,781,666,258) — 133.0%			3,839,529,375

TBA Sale Commitments (e)		Par (000)
Fannie Mae Mortgage-Backed Securities:
2.50%, 1/20/30	USD	17,550	(17,873,578)
3.00%, 1/20/30		59,905	(62,254,682)
3.50%, 1/20/30		54,800	(57,891,063)
4.00%, 1/20/30		100	(105,969)
3.00%, 1/14/45		66,191	(66,987,427)
3.50%, 1/14/45		57,700	(60,161,266)
4.00%, 1/14/45		51,000	(54,434,531)
4.50%, 1/14/45		57,900	(62,848,641)
5.00%, 1/14/45		4,000	(4,418,750)
6.00%, 1/14/45		10,000	(11,334,375)
Ginnie Mae Mortgage-Backed Securities, 5.00%, 1/21/45		2,700	(2,971,687)
Total TBA Sale Commitments (Proceeds — $400,217,264) — (13.9)%			(401,281,969)
Options Written (Premiums Received — $1,156,129) — (0.0)%			(956,000)
Total Investments, Net of TBA Sale Commitments and Options Written (Cost — $3,380,292,865) — 119.1%			3,437,291,406
Liabilities in Excess of Other Assets — (19.1)%			(549,910,712)

Net Assets — 100.0%			$2,887,380,694

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(d)	Zero-coupon bond.

See Notes to Financial Statements.

28	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2014

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio

(e)	Represents or includes a TBA transaction. As of December 31, 2014, Unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$8,518,813	$73,668
Bank of America N.A.	$436,110	$(15,018)
Citigroup Global Markets, Inc.	$57,879,098	$375,608
Credit Suisse Securities (USA) LLC	$274,554,455	$611,224
Deutsche Bank Securities, Inc.	$57,627,927	$257,183
Goldman Sachs & Co.	$5,290,412	$25,918
J.P. Morgan Securities LLC	$17,535,031	$24,777
Morgan Stanley & Co. LLC	$32,944,547	$81,609
Nomura Securities International, Inc.	$96,106,503	$333,115
RBC Capital Markets, LLC	$(3,227,297)	$(6,755)
S.G. America	$(213,469)	$(400)
Wells Fargo Securities, LLC	$10,295,313	$(8,090)

(f)	Security is perpetual in nature and has no stated maturity date.

(g)	During the year ended December 31, 2014, investments in issuers considered to be an affiliate of the Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2013	Shares Purchased	Shares Sold	Shares Held at December 31, 2014	Value at December 31, 2014	Income	Realized Gain (Loss)
BlackRock Cash Funds: Institutional, SL Agency Shares	538,812,448	—	(498,832,672)[1]	39,979,776	$39,979,776	$216,649	—
BlackRock Cash Funds: Prime, SL Agency Shares	68,186,051	—	(68,186,051)[1]	—	—	$50,377	—
iShares 0-5 Year TIPS Bond ETF	—	1	—	1	$99	—	—
iShares 1-3 Year Treasury Bond ETF	—	1	—	1	$85	—	—
iShares 10-20 Year Treasury Bond ETF	—	1	—	1	$135	—	—
iShares 20+ Year Treasury Bond ETF	—	181,108	—	181,108	$22,805,120	$47,322	—
iShares 3-7 Year Treasury Bond ETF	—	1	—	1	$122	—	—
iShares 7-10 Year Treasury Bond ETF	—	1	—	1	$106	—	—
iShares Agency Bond ETF	—	1	—	1	$113	—	—
iShares Core US Treasury Bond ETF	—	1	—	1	$25	—	—
iShares Short Treasury Bond ETF	—	1	—	1	$110	—	—
iShares TIPS Bond ETF	—	1	—	1	$112	—	—
[1] Represents net shares sold.

(h)	Represents the current yield as of report date.

•	As of December 31, 2014, financial futures contracts outstanding were as follows:

Contracts Purchased (Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(626)	Euro-Bund Future	Eurex	March 2015	USD	118,070,188	$(670,255)
(132)	2- Year U.S. Treasury Note	Chicago Board of Trade	March 2015	USD	28,854,375	(17,467)
(111)	UK Long Gilt Bond	NYSE Liffe	March 2015	USD	20,679,254	(372,719)
61	U.S. Long Bond	Chicago Board of Trade	March 2015	USD	8,818,313	9,822
243	90-Day Euro Dollar Future	Chicago Mercantile	March 2015	USD	60,576,862	(3,353)
374	10-Year Canada Bond Future	Montreal	March 2015	USD	44,591,565	177,296
401	Ultra Long U.S. Treasury Bond	Chicago Board of Trade	March 2015	USD	66,240,187	672,977
513	5-Year U.S. Treasury Note	Chicago Board of Trade	March 2015	USD	61,010,930	142,865
913	10-Year U.S. Treasury Note	Chicago Board of Trade	March 2015	USD	115,765,547	(110,313)
1,716	10-Year Australian T-Bond	Sydney Futures Exchange	March 2015	USD	179,523,743	1,767,365
(242)	90-Day Euro-Dollar	Chicago Mercantile	March 2016	USD	59,786,100	26,910
1,460	90-Day Euro Dollar Future	Chicago Mercantile	June 2016	USD	359,780,500	216,492
(1,460)	90-Day Euro Dollar Future	Chicago Mercantile	June 2017	USD	357,043,000	(904,863)
Total						$934,757

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2014	29

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio

•	As of December 31, 2014, forward foreign currency exchange contracts outstanding were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	868,000	USD	714,580	HSBC Bank PLC	3/12/15	$(7,644)
AUD	533,055	USD	438,837	HSBC Bank PLC	3/12/15	(4,695)
AUD	2,693,000	USD	2,179,943	HSBC Bank PLC	3/12/15	13,349
AUD	891,000	USD	722,299	JPMorgan Chase Bank N.A.	3/12/15	3,369
AUD	11,226,945	USD	9,291,420	Westpac Banking Corp.	3/12/15	(147,724)
CAD	2,295,807	USD	1,984,928	Goldman Sachs International	3/12/15	(5,826)
CAD	2,759,193	USD	2,385,188	HSBC Bank PLC	3/12/15	(6,624)
CAD	783,000	USD	673,434	HSBC Bank PLC	3/12/15	1,551
CAD	2,037,000	USD	1,757,879	JPMorgan Chase Bank N.A.	3/12/15	(1,881)
CAD	4,973,000	USD	4,320,854	Royal Bank Of Canada	3/12/15	(33,875)
CAD	3,935,000	USD	3,372,321	Royal Bank Of Canada	3/12/15	19,848
EUR	1,059,000	USD	1,299,849	BNP Paribas S.A.	3/12/15	(17,622)
EUR	738,722	USD	912,982	BNP Paribas S.A.	3/12/15	(18,544)
EUR	1,238,527	USD	1,530,687	BNP Paribas S.A.	3/12/15	(31,091)
EUR	3,965,205	USD	4,900,839	Citibank N.A.	3/12/15	(99,807)
EUR	2,365,056	USD	2,923,117	Citibank N.A.	3/12/15	(59,530)
EUR	3,693,611	USD	4,565,876	Goldman Sachs International	3/12/15	(93,688)
EUR	6,192,634	USD	7,655,055	Goldman Sachs International	3/12/15	(157,075)
EUR	2,210,000	USD	2,734,053	HSBC Bank PLC	3/12/15	(58,207)
EUR	3,705,000	USD	4,583,559	HSBC Bank PLC	3/12/15	(97,582)
EUR	1,200,000	USD	1,486,315	HSBC Bank PLC	3/12/15	(33,367)
EUR	2,155,000	USD	2,665,386	JPMorgan Chase Bank N.A.	3/12/15	(56,133)
EUR	1,285,000	USD	1,589,337	JPMorgan Chase Bank N.A.	3/12/15	(33,471)
EUR	3,693,611	USD	4,565,924	UBS AG	3/12/15	(93,736)
EUR	6,192,634	USD	7,655,136	UBS AG	3/12/15	(157,156)
GBP	481,000	USD	746,191	Deutsche Bank AG	3/12/15	3,412
GBP	470,000	USD	737,679	Goldman Sachs International	3/12/15	(5,219)
GBP	8,376,000	USD	13,055,671	HSBC Bank PLC	3/12/15	(2,290)
GBP	515,000	USD	800,206	HSBC Bank PLC	3/12/15	2,384
GBP	4,214,000	USD	6,602,778	HSBC Bank PLC	3/12/15	(35,568)
GBP	466,000	USD	727,668	HSBC Bank PLC	3/12/15	(1,442)
GBP	468,000	USD	729,375	HSBC Bank PLC	3/12/15	(31)
GBP	468,000	USD	735,322	JPMorgan Chase Bank N.A.	3/12/15	(5,978)
GBP	470,000	USD	736,681	JPMorgan Chase Bank N.A.	3/12/15	(4,221)
GBP	926,000	USD	1,450,212	UBS AG	3/12/15	(7,109)
GBP	930,000	USD	1,456,287	UBS AG	3/12/15	(6,950)
JPY	87,000,000	USD	728,954	Deutsche Bank AG	3/12/15	(2,904)
JPY	798,000,000	USD	6,851,114	HSBC Bank PLC	3/12/15	(191,483)
JPY	433,700,000	USD	3,723,469	HSBC Bank PLC	3/12/15	(104,068)
JPY	86,100,000	USD	720,387	HSBC Bank PLC	3/12/15	(1,848)
NOK	35,996,000	USD	5,024,748	BNP Paribas S.A.	3/12/15	(232,682)
NOK	11,010,000	USD	1,530,585	Credit Suisse International	3/12/15	(64,848)
NOK	39,955,000	USD	5,364,912	JPMorgan Chase Bank N.A.	3/12/15	(45,794)
NOK	32,192,000	USD	4,340,095	JPMorgan Chase Bank N.A.	3/12/15	(54,447)
NZD	4,579,000	USD	3,503,878	HSBC Bank PLC	3/12/15	52,333
NZD	1,550,000	USD	1,192,113	HSBC Bank PLC	3/12/15	11,671
NZD	2,807,000	USD	2,184,966	HSBC Bank PLC	3/12/15	(4,952)
NZD	535,000	USD	415,267	Westpac Banking Corp.	3/12/15	233
NZD	534,000	USD	414,491	Westpac Banking Corp.	3/12/15	232
NZD	920,000	USD	716,652	Westpac Banking Corp.	3/12/15	(2,148)
NZD	916,000	USD	713,353	Westpac Banking Corp.	3/12/15	(1,956)
SEK	19,610,000	USD	2,566,187	BNP Paribas S.A.	3/12/15	(60,556)
SEK	33,540,000	USD	4,396,092	BNP Paribas S.A.	3/12/15	(110,581)
SEK	16,853,000	USD	2,186,567	BNP Paribas S.A.	3/12/15	(33,206)
SEK	21,437,000	USD	2,823,658	JPMorgan Chase Bank N.A.	3/12/15	(84,585)
SEK	11,325,000	USD	1,463,417	JPMorgan Chase Bank N.A.	3/12/15	(16,387)
SEK	34,160,000	USD	4,369,554	JPMorgan Chase Bank N.A.	3/12/15	(4,824)
SEK	34,159,000	USD	4,372,111	JPMorgan Chase Bank N.A.	3/12/15	(7,508)
SEK	44,333,000	USD	5,743,576	JPMorgan Chase Bank N.A.	3/12/15	(79,009)
SEK	19,607,000	USD	2,563,392	State Street Bank and Trust Co.	3/12/15	(58,144)
USD	2,187,497	AUD	2,693,000	Deutsche Bank AG	3/12/15	(5,795)
USD	731,061	AUD	900,000	Deutsche Bank AG	3/12/15	(1,937)
USD	720,168	AUD	870,000	HSBC Bank PLC	3/12/15	11,603
USD	732,925	AUD	892,000	HSBC Bank PLC	3/12/15	6,443

See Notes to Financial Statements.

30	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2014

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio

•	As of December 31, 2014, forward foreign currency exchange contracts outstanding were as follows (continued):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	735,041	AUD	894,000	HSBC Bank PLC	3/12/15	$6,930
USD	9,651,103	AUD	11,760,000	HSBC Bank PLC	3/12/15	73,265
USD	3,626,365	CAD	4,223,000	BNP Paribas S.A.	3/12/15	(14,075)
USD	2,192,266	CAD	2,543,000	Citibank N.A.	3/12/15	71
USD	2,193,128	CAD	2,544,000	Citibank N.A.	3/12/15	71
USD	309,325	CAD	359,216	Credit Suisse International	3/12/15	(337)
USD	309,599	CAD	359,534	Credit Suisse International	3/12/15	(338)
USD	2,189,078	CAD	2,518,000	Goldman Sachs International	3/12/15	18,434
USD	9,499,031	CAD	10,875,061	HSBC Bank PLC	3/12/15	124,177
USD	771,926	CAD	897,000	JPMorgan Chase Bank N.A.	3/12/15	(1,334)
USD	2,910,466	CAD	3,383,000	Royal Bank Of Canada	3/12/15	(5,852)
USD	2,607,955	CAD	3,031,466	Royal Bank Of Canada	3/12/15	(5,323)
USD	2,605,648	CAD	3,028,784	Royal Bank Of Canada	3/12/15	(5,318)
USD	1,455,940	CAD	1,672,000	Royal Bank Of Canada	3/12/15	14,591
USD	3,644,301	EUR	2,997,000	Citibank N.A.	3/12/15	15,563
USD	8,717,773	EUR	7,040,000	Credit Suisse International	3/12/15	193,810
USD	31,775,346	EUR	25,827,000	Goldman Sachs International	3/12/15	504,268
USD	8,699,898	EUR	7,042,000	Goldman Sachs International	3/12/15	173,514
USD	1,491,964	EUR	1,211,000	HSBC Bank PLC	3/12/15	25,697
USD	7,491,093	EUR	6,153,000	HSBC Bank PLC	3/12/15	41,101
USD	5,188,040	EUR	4,268,000	HSBC Bank PLC	3/12/15	20,387
USD	7,033,271	EUR	5,786,000	HSBC Bank PLC	3/12/15	27,639
USD	1,465,470	EUR	1,183,000	HSBC Bank PLC	3/12/15	33,105
USD	1,027,984	EUR	826,000	HSBC Bank PLC	3/12/15	27,871
USD	11,488,871	EUR	9,205,000	HSBC Bank PLC	3/12/15	343,547
USD	2,211,654	EUR	1,772,000	HSBC Bank PLC	3/12/15	66,134
USD	1,435,548	EUR	1,151,000	HSBC Bank PLC	3/12/15	41,928
USD	884,333	EUR	720,000	UBS AG	3/12/15	12,564
USD	17,783,401	EUR	14,451,000	UBS AG	3/12/15	286,272
USD	7,890,564	EUR	6,390,000	UBS AG	3/12/15	153,614
USD	8,316,691	GBP	5,361,000	Deutsche Bank AG	3/12/15	(38,034)
USD	4,047,818	GBP	2,579,000	Goldman Sachs International	3/12/15	28,636
USD	2,175,945	GBP	1,396,000	HSBC Bank PLC	3/12/15	382
USD	741,539	GBP	476,000	HSBC Bank PLC	3/12/15	(272)
USD	14,664,308	GBP	9,359,000	HSBC Bank PLC	3/12/15	78,994
USD	4,036,073	GBP	2,575,000	JPMorgan Chase Bank N.A.	3/12/15	23,125
USD	406,895	GBP	260,000	Westpac Banking Corp.	3/12/15	1,704
USD	1,471,081	GBP	940,000	Westpac Banking Corp.	3/12/15	6,160
USD	699,035	JPY	84,100,000	BNP Paribas S.A.	3/12/15	(2,813)
USD	2,144,484	JPY	258,000,000	BNP Paribas S.A.	3/12/15	(8,630)
USD	3,644,606	JPY	435,600,000	HSBC Bank PLC	3/12/15	9,348
USD	1,680,876	JPY	197,000,000	HSBC Bank PLC	3/12/15	36,832
USD	1,464,556	JPY	173,500,000	JPMorgan Chase Bank N.A.	3/12/15	16,629
USD	774,062	JPY	91,700,000	JPMorgan Chase Bank N.A.	3/12/15	8,789
USD	687,146	JPY	82,000,000	JPMorgan Chase Bank N.A.	3/12/15	2,823
USD	694,688	JPY	82,900,000	JPMorgan Chase Bank N.A.	3/12/15	2,854
USD	3,417,068	NOK	24,479,000	BNP Paribas S.A.	3/12/15	158,235
USD	2,190,483	NOK	16,249,000	JPMorgan Chase Bank N.A.	3/12/15	27,290
USD	1,444,990	NOK	10,718,000	JPMorgan Chase Bank N.A.	3/12/15	18,127
USD	1,091,453	NOK	8,131,000	UBS AG	3/12/15	8,992
USD	3,641,351	NZD	4,678,000	HSBC Bank PLC	3/12/15	8,252
USD	1,333,523	NZD	1,735,000	HSBC Bank PLC	3/12/15	(13,939)
USD	2,507,126	NZD	3,230,000	Westpac Banking Corp.	3/12/15	(1,405)
USD	2,507,126	NZD	3,230,000	Westpac Banking Corp.	3/12/15	(1,405)
USD	2,149,957	NZD	2,760,000	Westpac Banking Corp.	3/12/15	6,445
USD	2,149,405	NZD	2,760,000	Westpac Banking Corp.	3/12/15	5,893
USD	6,431,767	NZD	8,417,001	Westpac Banking Corp.	3/12/15	(105,170)
USD	737,731	SEK	5,579,000	Barclays Bank PLC	3/12/15	24,885
USD	373,609	SEK	2,855,000	BNP Paribas S.A.	3/12/15	8,816
USD	737,925	SEK	5,630,000	BNP Paribas S.A.	3/12/15	18,562
USD	3,305,222	SEK	24,886,000	BNP Paribas S.A.	3/12/15	125,460
USD	733,800	SEK	5,525,000	BNP Paribas S.A.	3/12/15	27,854
USD	2,187,861	SEK	16,591,000	Credit Suisse International	3/12/15	67,977
USD	1,359,409	SEK	10,600,000	JPMorgan Chase Bank N.A.	3/12/15	5,013

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2014	31

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio

•	As of December 31, 2014, forward foreign currency exchange contracts outstanding were as follows (concluded):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,126,925	SEK	8,810,000	JPMorgan Chase Bank N.A.	3/12/15	$1,244
USD	1,127,746	SEK	8,811,000	JPMorgan Chase Bank N.A.	3/12/15	1,937
USD	2,928,667	SEK	22,608,000	JPMorgan Chase Bank N.A.	3/12/15	39,972
USD	2,148,545	SEK	16,584,000	JPMorgan Chase Bank N.A.	3/12/15	29,556
USD	723,076	SEK	5,455,000	JPMorgan Chase Bank N.A.	3/12/15	26,074
USD	734,697	SEK	5,525,000	JPMorgan Chase Bank N.A.	3/12/15	28,751
USD	3,309,794	SEK	24,890,000	JPMorgan Chase Bank N.A.	3/12/15	129,521
USD	372,867	SEK	2,852,000	State Street Bank and Trust Co.	3/12/15	8,458
Total						$666,578

•	As of December 31, 2014, exchange-traded options purchased were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Eurodollar 2-Year Mid-Curve Options	Put	USD	96.75	6/12/15	2,390	$119,500
Eurodollar 2-Year Mid-Curve Options	Put	USD	97.75	6/12/15	2,390	1,404,125
Total						$1,523,625

•	As of December 31, 2014, exchange-traded options written were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Eurodollar 2-Year Mid-Curve Options	Put	USD	97.25	6/12/15	4,780	$(956,000)

•	As of December 31, 2014, centrally cleared credit default swaps — sold protection outstanding were as follows:

Issuer	Receive Fixed Rate	Clearinghouse	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation
Dow Jones CDX North America High Yield Series 23, Version 1	5.00%	Chicago Mercantile	12/20/19	B+	37,500	$148,490
[1] Using S&P’s rating of the underlying securities of the index.
[2] The maximum potential amount the Master Portfolio may pay should a negative credit event take place as defined under the terms of the agreement.

•	As of December 31, 2014, centrally cleared interest rate swaps outstanding were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Effective Date	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
2.17%[3]	3-Month LIBOR	Chicago Mercantile	12/31/14[5]	10/31/21	USD 87,050	$(445,793)
2.17%[3]	3-Month LIBOR	Chicago Mercantile	12/31/14[5]	10/31/21	USD 65,000	(336,935)
0.99%[4]	6-Month Euribor	Chicago Mercantile	12/31/14[5]	8/15/23	EUR 10,370	323,175
0.97%[4]	6-Month Euribor	Chicago Mercantile	12/10/14[5]	8/15/23	EUR 24,180	708,250
3.46%[3]	3-Month LIBOR	Chicago Mercantile	12/31/14[5]	5/14/44	USD 7,035	(1,132,018)
Total						$(883,321)

[3] Master Portfolio pays the fixed rate and receives the floating rate.
[4] Master Portfolio pays the floating rate and receives the fixed rate.
[5] Forward Swap.

•	As of December 31, 2014, OTC credit default swaps — sold protection outstanding were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)	Market Value	Premiums Paid (Received)	Unrealized Depreciation
Markit CMBX North America AM Index, Series 3	0.08%	Goldman Sachs International	12/13/49	BB+	USD 13,936	$(98,223)	$(93,017)	$(5,206)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

See Notes to Financial Statements.

32	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2014

Schedule of Investments (concluded)	CoreAlpha Bond Master Portfolio

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the MIP’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of December 31, 2014, the following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$427,993,358	$2,011,790	$430,005,148
Corporate Bonds	—	1,096,956,030	—	1,096,956,030
Foreign Agency Obligations	—	32,467,330	—	32,467,330
Municipal Bonds	—	21,599,991	—	21,599,991
Non-Agency Mortgage-Backed Securities	—	386,991,299	2,247,398	389,238,697
U.S. Government Sponsored Agency Securities	—	1,536,941,336	—	1,536,941,336
U.S. Treasury Obligations	—	254,283,615	—	254,283,615
Investment Companies	$22,806,027	—	—	22,806,027
Preferred Securities	5,252,800	8,475,000	—	13,727,800
Short-Term Securities	39,979,776	—	—	39,979,776
Options Purchased:
Interest Rate Contracts	1,523,625	—	—	1,523,625
Liabilities:
Investments:
TBA Sale Commitments	—	(401,281,969)	—	(401,281,969)

Total	$69,562,228	$3,364,425,990	$4,259,188	$3,438,247,406

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments [1]
Assets:
Credit contracts	—	$148,490	—	$148,490
Foreign currency exchange contracts	—	3,324,571	—	3,324,571
Interest rate contracts	$3,013,727	1,031,425	—	4,045,152
Liabilities:
Credit contracts		(5,206)	—	(5,206)
Foreign currency exchange contracts	—	(2,657,993)	—	(2,657,993)
Interest rate contracts	(2,078,970)	(2,870,746)	—	(4,949,716)

Total	$934,757	$(1,029,459)	—	$(94,702)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts, and options written. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

The Master Portfolio may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of December 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$933	—	—	$933
Cash pledged for centrally cleared swaps	5,820,000	—	—	5,820,000
Cash pledged for financial futures contracts	7,868,000	—	—	7,868,000
Foreign currency at value	4,147,644	—	—	4,147,644
Liabilities:
Cash received as collateral for TBA commitments	—	$(935,000)	—	(935,000)

Total	$17,836,577	$(935,000)	—	$16,901,577

Duringthe year ended December 31, 2014, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2014	33

Statement of Assets and Liabilities	CoreAlpha Bond Master Portfolio

December 31, 2014

Assets
Investments at value — (cost — $ 3,719,760,005)	$3,776,743,572
Investments at value — affiliated (cost — $ 61,906,253)	62,785,803
Cash	933
Foreign currency at value (cost — $ 4,137,538)	4,147,644
Cash pledged for financial futures contracts	7,868,000
Cash pledged for centrally cleared swaps	5,820,000
TBA sale commitments receivable	400,217,264
Interest receivable	16,556,109
Investments sold receivable	6,327,281
Unrealized appreciation on forward foreign currency exchange contracts	3,324,571
Variation margin receivable on financial futures contracts	675,529
Principal paydowns receivable	168,181
Contributions receivable from investors	106,198
Swaps receivable	3,016

Total assets	4,284,744,101

Liabilities
Cash received as collateral for TBA commitments	935,000
Investments purchased payable	957,631,433
TBA sale commitments at value (proceeds — $400,217,264)	401,281,969
Unrealized depreciation on forward foreign currency exchange contracts	2,657,993
Options written at value (proceeds — $1,156,129)	956,000
Investment advisory fees payable	592,575
Variation margin payable on financial futures contracts	154,811
Swap premiums received	93,017
Variation margin payable on centrally cleared swaps	77,424
Professional fees payable	49,296
Trustees’ fees payable	25,418
Unrealized depreciation on OTC swaps	5,206
Swap payable	675
Withdrawals payable to investors	32,902,590

Total liabilities	1,397,363,407

Net Assets	$2,887,380,694

Net Assets Consist of
Investors’ capital	$2,829,510,749
Net unrealized appreciation/depreciation	57,869,945

Net Assets	$2,887,380,694

See Notes to Financial Statements.

34	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2014

Statement of Operations	CoreAlpha Bond Master Portfolio

Year Ended December 31, 2014

Investment Income
Interest	$94,173,586
Dividends	361,368
Income — affiliated	263,971
Securities lending — affiliated — net	50,377

Total income	94,849,302

Expenses
Investment advisory	8,295,781
Independent Trustees	101,618
Professional	50,993

Total expenses	8,448,392
Less fees waived by Manager	(254,341)

Total expenses after fees waived	8,194,051

Net investment income	86,655,251

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	51,638,289
Financial futures contracts	20,440,244
Options written	434,507
Swaps	(16,356,154)
Foreign currency transactions	(36,736)

56,120,150

Net change in unrealized appreciation/depreciation on:
Investments	77,705,046
Financial futures contracts	2,280,534
Options written	50,817
Swaps	(5,438,648)
Foreign currency translations	2,057,279

76,655,028

Total realized and unrealized gain	132,775,178

Net Increase in Net Assets Resulting from Operations	$219,430,429

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2014	35

Statements of Changes in Net Assets	CoreAlpha Bond Master Portfolio

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$86,655,251	$67,797,721
Net realized gain (loss)	56,120,150	(4,800,193)
Net change in unrealized appreciation/depreciation	76,655,028	(134,724,125)

Net increase (decrease) in net assets resulting from operations	219,430,429	(71,726,597)

Capital Transactions
Proceeds from contributions	1,468,046,895	1,313,533,374
Value of withdrawals	(2,173,243,591)	(658,300,198)

Net increase (decrease) in net assets derived from capital transactions	(705,196,696)	655,233,176

Net Assets
Total increase (decrease) in net assets	(485,766,267)	583,506,579
Beginning of year	3,373,146,961	2,789,640,382

End of year	$2,887,380,694	$3,373,146,961

See Notes to Financial Statements.

36	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2014

Financial Highlights	CoreAlpha Bond Master Portfolio

	Year Ended December 31,
	2014	2013	2012	2011	2010

Total Return
Total return	6.64%	(2.39)%	4.95%	8.38%	6.56%

Ratios to Average Net Assets
Total expenses	0.25%	0.25%	0.25%	0.27%	0.36%

Total expenses after fees waived	0.24%	0.24%	0.24%	0.26%	0.35%

Net investment income	2.52%	2.23%	2.36%	3.22%	3.19%

Supplemental Data
Net assets, end of year (000)	$2,887,381	$3,373,147	$2,789,640	$2,362,453	$2,150,563

Portfolio turnover rate[1,2]	686%	986%	2,128%	1,646%	621%[3]

[1]	Portfolio turnover rates include TBA transactions, if any.

[2]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2014	2013	2012	2011

Portfolio turnover rate (excluding MDRs) . . . . . . .	470%	736%	1,774%	1,510%

[3]	Excluding TBA transactions, the portfolio turnover rate would have been 170%.

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2014	37

Notes to Financial Statements	CoreAlpha Bond Master Portfolio

1. Organization:

CoreAlpha Bond Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust.

The Master Portfolio together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation: The Master Portfolio’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Master Portfolio’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at NAV each business day.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable

38	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2014

Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Master Portfolio pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Master Portfolio’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Investments and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board.

Foreign Currency: The Master Portfolio’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Master Portfolio’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Master Portfolio enters into certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, forward foreign currency exchange contracts, options written, swaps) that would be “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Master Portfolio’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Master Portfolio’s financial statement disclosures.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Master Portfolio may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2014	39

Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Master Portfolio may subsequently have to reinvest the proceeds at lower interest rates. If the Master Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Master Portfolio may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Inflation-Indexed Bonds: The Master Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: The Master Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Master Portfolio may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: The Master Portfolio may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Master Portfolio also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: The Master Portfolio may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: The Master Portfolio may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: The Master Portfolio may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a

40	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2014

Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

TBA Commitments: The Master Portfolio may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Master Portfolio may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help the Master Portfolio mitigate its counterparty risk, TBA commitments may be entered into by the Master Portfolio under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by the Master Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of the Master Portfolio and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by the Master Portfolio, if any, is noted in the Schedule of Investments. Typically, the Master Portfolio is permitted to sell, repledge or use the collateral they receive; however, the counterparty is not permitted to do so. To the extent amounts due to the Master Portfolio are not fully collateralized, contractually or otherwise, the Master Portfolio bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Master Portfolio may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Master Portfolio will not be entitled to receive interest and principal payments on the securities sold. The Master Portfolio accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Master Portfolio’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Master Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. During the year ended December 31, 2014, the Master Portfolio did not have any outstanding securities on loan.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of December 31, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s

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Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Master Portfolio engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to economically hedge its exposure to certain risks such as credit risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Master Portfolio purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Master Portfolio as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: The Master Portfolio enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Master Portfolio, help to manage the overall exposure to the currencies in which some of the investments held by the Master Portfolio are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Master Portfolio as an unrealized gain or loss. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Master Portfolio purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Master Portfolio purchases (writes) an option, an amount equal to the premium paid (received) by the Master Portfolio is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Master Portfolio enters into a closing transaction), the Master Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Master Portfolio writes a call option, such option is “covered,” meaning that the Master Portfolio holds the underlying instrument subject to being called by the option counterparty. When the Master Portfolio writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Master Portfolio bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Master Portfolio may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Master Portfolio purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

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Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

For the year ended December 31, 2014, transactions in options written were as follows:

	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received
Outstanding options, beginning of year	_	_	407	$162,031
Options written	720	$66,492	6,192	1,464,371
Options exercised	_	_	_	_
Options expired	_	_	(1,819)	(470,273)
Options closed	(720)	(66,492)	_	_

Outstanding options, end of year	_	_	4,780	$1,156,129

Swaps: The Master Portfolio enters into swap agreements in which the Master Portfolio and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Master Portfolio for OTC swaps are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Master Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Master Portfolio’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Master Portfolio’s counterparty on the swap agreement becomes the CCP. The Master Portfolio is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Master Portfolio enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Master Portfolio may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Master Portfolio will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Master Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Master Portfolio enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity or commodity prices) (interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Master Portfolio will receive a payment from or make a payment to the counterparty.

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Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

•

Interest rate swaps — The Master Portfolio enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time.

•

Forward interest rate swaps — The Master Portfolio may enter into forward interest rate swaps and forward total return swaps. In a forward swap the Master Portfolio and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.

The following is a summary of the Master Portfolio’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2014
		Value
	Statement of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized depreciation on OTC swaps; Swap premiums received; Investments at value — unaffiliated[2]; Options written at value	$5,568,777	$(4,949,716)
Foreign currency exchange contracts	Unrealized appreciation/depreciation on forward foreign currency exchange contracts	3,324,571	(2,657,993)
Credit contracts	Unrealized appreciation/depreciation on OTC swaps; Swap premiums received	148,490	(98,223)

Total		$9,041,838	$(7,705,932)

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedules of Investments.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2014
	Net Realized Gain (Loss) From	Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Financial futures contracts	$20,440,244	$2,280,534
Swaps	(17,512,407)	(4,516,653)
Options[3]	(1,190,061)	(14,073)
Foreign currency exchange contracts :
Foreign currency transactions/ translations	(47,968)	2,101,274
Credit contracts :
Swaps	65,846	(921,995)
Other contracts :
Swaps	1,090,407	—

Total	$2,846,061	$(1,070,913)

[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the year ended December 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts purchased	$844,737,839
Average notional value of contracts sold	$427,039,855
Foreign currency exchange contracts:
Average U.S. dollar amounts purchased	$445,088,479
Average U.S. dollar amounts sold	$412,856,984
Options:
Average market value of option contracts purchased	$739,042
Average market value of option contracts written	$293,698
Credit default swaps:
Average notional amount — buy protection	$9,037,382
Average notional amount — sell protection	$64,830,532
Interest rate swaps:
Average notional amount — pays fixed rate	$294,394,076
Average notional amount — receives fixed rate	$85,411,379
Total return swaps:
Average notional amount	$16,050,000

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

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Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

The Master Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Master Portfolio. For OTC options purchased, the Master Portfolio bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Master Portfolio should the counterparty fail to perform under the contracts. Options written by the Master Portfolio do not typically give rise to counterparty credit risk, as options written generally obligate the Master Portfolio, and not the counterparty, to perform.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

In order to better define its contractual rights and to secure rights that will help the Master Portfolio mitigate its counterparty risk, the Master Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Master Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Master Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Master Portfolio’s net assets decline by a stated percentage or the Master Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Master Portfolio to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Master Portfolio and the counterparty.

Cash collateral that has been pledged to cover obligations of the Master Portfolio and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Master Portfolio, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Master Portfolio. Any additional required collateral is delivered to/pledged by the Master Portfolio on the next business day. Typically, the Master Portfolio and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Master Portfolio from its counterparties are not fully collateralized, the Master Portfolio bears the risk of loss from counterparty non-performance. Likewise, to the extent the Master Portfolio has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Master Portfolio bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Master Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

As of December 31, 2014, the Master Portfolio’s derivative assets and liabilities (by type) are as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Financial futures contracts	$675,529		$154,811
Forward foreign currency exchange contracts	3,324,571		2,657,993
Options	1,523,625	[1]	956,000
Swaps — Centrally cleared	—		77,424
Swaps — OTC[2]	—		98,223

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$5,523,725		$3,944,451

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(2,199,154)		(1,188,235)

Total derivative assets and liabilities subject to an MNA	$3,324,571		$2,756,216

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.

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Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

[2]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Statement of Assets and Liabilities and reported in the Schedule of Investments.

As of December 31, 2014, the following table presents the Master Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Master Portfolio:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[3]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[4]
Barclays Bank PLC	$24,885	—	—	—	$24,885
BNP Paribas S.A.	338,927	$(338,927)	—	—	—
Citibank N.A.	15,705	(15,705)	—	—	—
Credit Suisse International	261,787	(65,523)	—	—	196,264
Deutsche Bank AG	3,412	(3,412)	—	—	—
Goldman Sachs International	724,852	(360,031)	—	—	364,821
HSBC Bank PLC	1,064,923	(564,012)	—	—	500,911
JPMorgan Chase Bank N.A.	365,074	(365,074)	—	—	—
Royal Bank of Canada	34,439	(34,439)	—	—	—
State Street Bank and Trust Co.	8,458	(8,458)	—	—	—
UBS AG	461,442	(264,951)	—	—	196,491
Westpac Banking Corp.	20,667	(20,667)	—	—	—

Total	$3,324,571	$(2,041,199)	—	—	$1,283,372

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[3]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[5]
BNP Paribas S.A.	$529,800	$(338,927)	—	—	$190,873
Citibank N.A.	159,337	(15,705)	—	—	143,632
Credit Suisse International	65,523	(65,523)	—	—	—
Deutsche Bank AG	48,670	(3,412)	—	—	45,258
Goldman Sachs International	360,031	(360,031)	—	—	—
HSBC Bank PLC	564,012	(564,012)	—	—	—
JPMorgan Chase Bank N.A.	395,572	(365,074)	—	—	30,498
Royal Bank of Canada	50,368	(34,439)	—	—	15,929
State Street Bank and Trust Co.	58,144	(8,458)	—	—	49,686
UBS AG	264,951	(264,951)	—	—	—
Westpac Banking Corp.	259,808	(20,667)	—	—	239,141

Total	$2,756,216	$(2,041,199)	—	—	$715,017

[3]	The amount of derivatives available for offset is limited to the amount of the assets and/or liabilities that are subject to an MNA.

[4]	Net amount represents the net amount receivable from the counterparty in the event of default.

[5]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Master Portfolio. For such services, the Master Portfolio pays the Manager a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.25%
$1 Billion — $3 Billion	0.24%
$3 Billion — $5 Billion	0.23%
$5 Billion — $10 Billion	0.22%
Greater than $10 Billion	0.21%

The Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”) and BlackRock Fund Advisors (“BFA”), both affiliates of the Manager. The Manager pays BIL and BFA, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Master Portfolio to the Manager.

The fees and expenses of MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. The Manager has contractually agreed to provide an offsetting credit against the administration fees paid by the Master Portfolio in an amount

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Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

equal to the independent expenses through April 30, 2015. The amount is included in fees waived by Manager in the Statement of Operations. For the year ended December 31, 2014, the Manager waived $152,611 pursuant to this agreement.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Master Portfolio’s investment in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Statement of Operations. For the year ended December 31, 2014, the amount waived was $101,730.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by the Manager or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04% until December 31, 2014 and 0.05% thereafter (the “collateral investment fees”).

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent. Pursuant to a securities lending agreement effective February 1, 2014, BTC may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, the Master Portfolio retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Liquidity Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Liquidity Complex through the lending of specials only securities in the calendar year 2013, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income. Prior to February 1, 2014, the Master Portfolio retained 65% of securities lending income and paid a fee to BTC equal to 35% of such income. The share of securities lending income earned by the Master Portfolio is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2014, the Master Portfolio paid BTC $12,617 in total for securities lending agent services and collateral investment fees.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

6. Purchases and Sales:

For the year ended December 31, 2014, purchases and sales of investments, including paydown and mortgage dollar rolls and excluding short-term securities, were as follows:

	Non-U.S. Government Securities	U.S. Government Securities
Purchases	$23,575,824,425	$1,756,711,340
Sales	$23,607,241,540	$2,019,012,341

For the year ended December 31, 2014, purchases and sales related to mortgage dollar rolls were $7,979,203,390 and $7,991,251,711, respectively.

7. Income Taxes:

The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No other income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio’s facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2014	47

Notes to Financial Statements (concluded)	CoreAlpha Bond Master Portfolio

As of December 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$3,781,863,278

Gross unrealized appreciation	$74,533,285
Gross unrealized depreciation	(16,867,188)

Net unrealized appreciation	$57,666,097

8. Bank Borrowings:

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), was a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for a certain individual fund, the Participating Funds, including the Master Portfolio, could borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. Effective November 25, 2014, the credit agreement was amended to an aggregate commitment amount of $2.1 billion, of which the Participating Funds, including the Master Portfolio, can borrow up to $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement The agreement terminates on April 23, 2015, unless otherwise extended to November 24, 2015 or renewed for a period of 364 days from April 23, 2015. The amended agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2014, the Master Portfolio did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

The Master Portfolio invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. See the Schedule of Investments for these securities and/or derivatives. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Master Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Master Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedule of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

10. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

48	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2014

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Master Investment Portfolio and the Interestholders of CoreAlpha Bond Master Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CoreAlpha Bond Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio, at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2014	49

Officers and Trustees

Name, Address and Year of Birth[1]	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2]
Ronald W. Forbes 1940	Co-Chairman of the Board and Trustee	Since 2009	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 153 Portfolios	None
Rodney D. Johnson 1941	Co-Chairman of the Board and Trustee	Since 2009	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 153 Portfolios	None
David O. Beim 1940	Trustee	Since 2009	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 153 Portfolios	None
Frank J. Fabozzi 1948	Trustee	Since 2014	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	112 RICs consisting of 232 Portfolios	None
Dr. Matina S. Horner 1939	Trustee	Since 2009	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 153 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 1939	Trustee	Since 2009	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet services) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 153 Portfolios	None
Ian A. MacKinnon 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1998 to 2008.	33 RICs consisting of 153 Portfolios	None
Cynthia A. Montgomery 1952	Trustee	Since 2009	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 153 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee	Since 2009	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 153 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 1945	Trustee	Since 2009	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 153 Portfolios	None
Toby Rosenblatt 1938	Trustee	Since 2009	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Futures Foundation (philanthropic foundation) since 2009; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 153 Portfolios	None
Kenneth L. Urish 1951	Trustee	Since 2009	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 153 Portfolios	None

50	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2014

Officers and Trustees (continued)

Name, Address and Year of Birth[1]	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2] (concluded)
Frederick W. Winter 1945	Trustee	Since 2009	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005 to 2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 153 Portfolios	None
[1] The address of each Trustee is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

[2]   Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Trustees on a case-by-case basis, as appropriate.

[3]   Date shown is the earliest date a person has served for the Trust/MIP. In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. (“BlackRock”) in December 2009, the Trustees were elected to the Trust’s/MIP’s Board. As a result, although the chart shows certain Trustees as joining the Trust’s/MIP’s board in 2009, those Trustees first became members of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999. Frank J. Fabozzi first became a member of the board of other funds advised by BlackRock Advisors, LLC or its affiliates in 1988.

Interested Trustees[4]
Paul L. Audet 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	141 RICs consisting of 329 Portfolios	None
Henry Gabbay 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	29 RICs consisting of 97 Portfolios	None

[4]   Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust/MIP based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust/MIP based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet, Dr. Fabozzi and Mr. Gabbay are also directors of the BlackRock registered closed-end funds and directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Directors on a case-by-case basis, as appropriate.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2014	51

Officers and Trustees (concluded)

Name, Address and Year of Birth[1]	Position(s) Held with the Trust/MIP	Length of Time Served	Principal Occupation(s) During Past Five Years
Trust/MIP Officers[2]
John M. Perlowski 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.
Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock, Inc. since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2009	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2009	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] The address of each Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Trust/MIP serve at the pleasure of the Board.

Effective September 10, 2014, Brendan Kyne resigned as a Vice President of the Fund and Jennifer McGovern became a Vice President of the Fund.

Effective December 31, 2014, Paul L. Audet and Henry Gabbay resigned as Trustees of the Fund and Ronald W. Forbes resigned as a Trustee of the Fund and Co-Chair of the Board. Effective January 1, 2015, Collette Chilton, Barbara G. Novick and Mark Stalnecker were appointed to serve as Trustees of the Fund.

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

Sub-Advisors BlackRock Fund Advisors San Francisco, CA 94105 BlackRock International Limited Edinburgh, EH3 8BL United Kingdom	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Philadelphia, PA 19103	Address of the Trust/MIP 400 Howard Street San Francisco, CA 94105

52	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2014

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2014	53

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

54	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2014

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

CAB-12/14-AR

DECEMBER 31, 2014

ANNUAL REPORT

BlackRock Funds III

➢	LifePath® 2025 Portfolio
➢	LifePath® 2035 Portfolio
➢	LifePath® 2045 Portfolio
➢	LifePath® 2055 Portfolio

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK FUNDS III	DECEMBER 31, 2014

The Markets in Review

Dear Shareholder,

After an extended period of calm, market volatility increased over the course of 2014, driven largely by higher valuations in risk assets (such as equities and high yield bonds), rising geopolitical risks and expectations around global central bank policies. Several key trends drove strong performance in U.S. markets, particularly large-cap stocks, Treasuries and municipal bonds, while markets outside the U.S. were more challenged.

Investors began the year in search of relatively safer assets due to heightened risks in emerging markets, slowing growth in China and weakening U.S. economic data. As a result, equities globally declined in January while bond markets strengthened despite the expectation that interest rates would rise as the U.S. Federal Reserve had begun reducing its asset purchase programs. Strong demand for relatively safer assets pushed U.S. Treasury bond prices higher and thus kept rates low in the United States. This surprising development, as well as increasing evidence that the soft patch in U.S. economic data had been temporary and weather-related, brought equity investors racing back to the market in February.

In the months that followed, interest rates trended lower in a modest growth environment and more investors turned to equities in search of yield. Markets remained relatively calm despite rising tensions in Russia and Ukraine and further signs of decelerating growth in China. Strong corporate earnings, increased merger and acquisition activity and signs of a strengthening recovery in the U.S. and other developed economies kept equity prices moving higher. Not all segments benefited from these trends, however, as investors ultimately became wary of high valuations, resulting in a broad rotation into cheaper assets.

Volatility ticked up in the summer as geopolitical tensions escalated and investors feared that better U.S. economic indicators may compel the Fed to increase short-term interest rates sooner than previously anticipated. Global credit markets tightened as the U.S. dollar strengthened, ultimately putting a strain on investor flows, and financial markets broadly weakened in the third quarter.

Several themes dominated the markets in the fourth quarter, resulting in higher levels of volatility and the outperformance of U.S. markets versus other areas of the world. Economic growth strengthened considerably in the United States while the broader global economy showed signs of slowing. The European Central Bank and the Bank of Japan took aggressive measures to stimulate growth while the Fed moved toward tighter policy. This divergence in central bank policy caused further strengthening in the U.S. dollar versus other currencies. Oil prices, which had been falling gradually since the summer, plummeted in the fourth quarter due to a global supply-and-demand imbalance. Energy stocks sold off sharply and oil-exporting economies suffered, resulting in the poor performance of emerging market stocks.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.12%	13.69%
U.S. small cap equities (Russell 2000® Index)	1.65	4.89
International equities (MSCI Europe, Australasia, Far East Index)	(9.24)	(4.90)
Emerging market equities (MSCI Emerging Markets Index)	(7.84)	(2.19)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.03
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	4.33	10.72
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	1.96	5.97
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.00	9.25
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(2.84)	2.46
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Portfolio Summary as of December 31, 2014	LifePath Portfolios

Portfolio Management Commentary

How did each Portfolio perform?

•	The LifePath Portfolios with target dates of 2025, 2035, 2045 and 2055 (altogether, the “LifePath Portfolios”) invest in their corresponding LifePath Master Portfolio.

•

For the 12-month period ended December 31, 2014, the LifePath Portfolios underperformed their respective custom benchmarks. The returns for the LifePath Portfolios include portfolio expenses. The custom benchmarks have no expenses associated with performance.

What factors influenced performance?

•

Equity markets broadly outperformed fixed income markets during the period. As a result, the LifePath Portfolios with longer time horizons generated higher returns on an absolute basis given their larger allocations to equity investments.

•

In the shorter-dated funds, investment in Active Stock Master Portfolio (“Active Stock”) was the primary detractor from the LifePath Portfolios’ relative performance, although the strategy had more of an impact on relative performance in the longer-dated funds (2045 and 2055). Active Stock invests in BlackRock’s Scientific Active Large Cap Equity strategy and four fundamental active large cap equity strategies including Large Cap Growth, Fundamental Large Cap Growth, Basic Value and Equity Dividend. The Equity Dividend strategy was one of the more significant detractors from performance largely due to the strategy’s underweight and stock selection in information technology. In addition, an underweight in the managed care industry detracted from performance, as health care providers benefited from improving sentiment and rising enrollments under the Affordable Care Act.

•

Fundamental Large Cap Growth also detracted from Active Stock’s performance. While the results were stronger in the second half of the year, the performance was not enough to offset the weakness experienced in March and April. At the sector level, consumer discretionary was the largest detractor in the period. Selection weakness in telecommunication services and industrials also weighed on results.

•

A negative fair value event in the International Tilts Master Portfolio as well as other international assets detracted from performance during the period, with a larger impact in the longer-dated funds.

•

Conversely, the LifePath Portfolios benefited from their investment in CoreAlpha Bond Master Portfolio (“CoreAlpha Bond”), where asset allocation had the largest impact on relative results during the period, though the strategy had a greater impact on relative performance in the shorter-dated funds. In addition, securitized credit assets outperformed due to strong demand for short-duration, high-quality assets. The strategy with respect to U.S. interest rates also benefited returns, as CoreAlpha Bond was positioned to take advantage of the yield curve flattening throughout the 12-month period.

•

The LifePath Portfolios’ investment in the Commodity Strategies Fund also contributed positively across all of the LifePath strategies. The Commodity Strategies’ agricultural equity exposure was the largest driver of relative returns. Agricultural equities finished the year in positive territory, with holdings that benefited from low grain prices as key contributors. In addition, energy-related equities were more resilient than the underlying oil price, and exposure to the sector also generated outperformance.

Describe recent portfolio activity.

•

Each LifePath Portfolio has its own time horizon, which affects its acceptable level of risk and, in turn, the strategic allocation of its holdings across asset classes. On a quarterly basis, the strategic allocation of each LifePath Portfolio is systematically adjusted to reflect the shareholders’ remaining investment time horizon. During the period, the LifePath Portfolios were rebalanced in accordance with their updated strategic allocations, and daily cash flows were allocated to the underlying funds and instruments as appropriate.

•

The LifePath Portfolios had begun investing in the International Tilts Master Portfolio and BlackRock Emerging Markets Fund in October 2013, and completed this implementation at the end of March 2014. This additional international equity exposure was offset by a reduction in passive international equity holdings such as the ACWI ex-US Index Master Portfolio, iShares MSCI EAFE Index Fund and iShares Emerging Markets Index Fund. In addition, exposure to Active Stock was reduced in order to move the active risk from the U.S. large cap exposure to the international exposure while maintaining the LifePath Portfolios’ overall risk profile.

Describe portfolio positioning at period end.

•	At period end, each of the LifePath Portfolios was invested according to its respective strategic allocation benchmark within tolerance limits.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK FUNDS III	DECEMBER 31, 2014

LifePath Portfolios

Glide Path Evolution

Under normal circumstances, the asset allocation of each LifePath Portfolio will change over time according to a “glide path” as each LifePath Portfolio approaches its respective target date. The glide path represents the shifting of asset classes over time. Each LifePath Portfolio’s asset mix becomes more conservative prior to retirement as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of each LifePath Portfolio, which may be a primary source of income after retirement. As each LifePath Portfolio approaches its target date, its asset allocation will shift so that each LifePath Portfolio invests a greater percentage of its assets in fixed income funds. The asset allocation targets are established by a committee of BlackRock investment professionals that includes the portfolio managers. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of each LifePath Portfolio, and determine whether any changes are required to enable each LifePath Portfolio to achieve its investment objective.

Although the asset allocation targets listed for the glide path are general, long-term targets, BlackRock investment professionals may periodically adjust the proportion of equity and fixed income funds in each LifePath Portfolio, based on an assessment of the current market conditions, the potential contribution of each asset class to the expected risk and return characteristics of each LifePath Portfolio, reallocations of each LifePath Portfolio’s composition to reflect intra-year movement along the glide path and other factors. In general, such adjustments will be limited, however, BlackRock investment professionals may determine that a greater degree of variation is warranted to protect each LifePath Portfolio or achieve each LifePath Portfolio’s investment objective.

BLACKROCK FUNDS III	DECEMBER 31, 2014	5

LifePath® 2025 Portfolio

Investment Objective

Effective through June 30, 2014, LifePath® 2025 Portfolio (“LifePath 2025 Portfolio” or the “LifePath Portfolio”) was managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2025. Effective July 1, 2014, the investment objective of LifePath 2025 Portfolio is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath 2025 Portfolio will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The LifePath Portfolio compares its performance to that of a customized weighted index (the “LifePath 2025 Portfolio Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes to the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[3]	Commencement of operations.

LifePath Portfolio’s custom benchmark consists of the following:

Period	Barclays U.S. Aggregate Bond Index	Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index	Bloomberg Commodity Index[4]	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex- U.S. IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
6/30/10 to 12/31/10	28.5%	4.4%	N/A	4.9%	18.8%	N/A	N/A	5.9%	34.9%	2.6%
1/01/11 to 12/31/11	29.8	4.6	N/A	4.8	18.9	15.2%	1.4%	3.5	20.3	1.5
1/01/12 to 12/31/12	31.9	5.0	1.0%	4.7	18.2	35.9	3.3	N/A	N/A	N/A
1/01/13 to 12/31/13	33.7	5.2	3.8	4.3	17.1	32.6	3.3	N/A	N/A	N/A
1/01/14 to 12/31/14	34.3	5.3	3.8	4.5	17.3	31.5	3.3	N/A	N/A	N/A

[4]	Prior to July 1, 2014, the Bloomberg Commodity Index was known as the Dow Jones-UBS Commodity Index.

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

6	BLACKROCK FUNDS III	DECEMBER 31, 2014

LifePath® 2025 Portfolio

Performance Summary for the Period Ended December 31, 2014

		Average Annual Total Returns
		1 Year		Since Inception[1]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(0.09)%	5.23%	N/A	10.31%	N/A
Investor A	(0.25)	4.95	(0.56)%	10.02	8.71%
Investor C	(0.63)	4.08	3.11	9.19	9.19
Class K	0.05	5.51	N/A	10.51	N/A
Class R	(0.39)	4.69	N/A	9.74	N/A
LifePath 2025 Portfolio Custom Benchmark	(0.19)	5.67	N/A	10.52	N/A
Barclays U.S. Aggregate Bond Index	1.96	5.97	N/A	3.75	N/A
Barclays U.S. TIPS Index	(2.07)	3.64	N/A	3.58	N/A
Bloomberg Commodity Index	(22.50)	(17.01)	N/A	(3.99)	N/A
FTSE EPRA/NAREIT Developed Real Estate Index	2.93	15.02	N/A	13.75	N/A
MSCI ACWI ex-U.S. IMI Index	(9.13)	(3.89)	N/A	7.84	N/A
Russell 1000® Index	5.57	13.24	N/A	19.24	N/A
Russell 2000® Index	1.65	4.89	N/A	17.91	N/A

[1]	The LifePath Portfolio commenced operations on June 30, 2010.

Past performance is not indicative of future results.

N/A — Not applicable as share class and index do not have a sales charge.

BLACKROCK FUNDS III	DECEMBER 31, 2014	7

LifePath® 2035 Portfolio

Investment Objective

Effective through June 30, 2014, LifePath® 2035 Portfolio (“LifePath 2035 Portfolio” or the “LifePath Portfolio”) was managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2035. Effective July 1, 2014, the investment objective of LifePath 2035 Portfolio is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath 2035 Portfolio will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The LifePath Portfolio compares its performance to that of a customized weighted index (the “LifePath 2035 Portfolio Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes to the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[3]	Commencement of operations.

The LifePath Portfolio’s custom benchmark consists of the following:

Period	Barclays U.S. Aggregate Bond Index	Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index	Bloomberg Commodity Index[4]	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex- U.S. IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
6/30/10 to 12/31/10	16.6%	2.2%	N/A	6.8%	22.7%	N/A	N/A	6.4%	42.5%	2.8%
1/01/11 to 12/31/11	17.8	2.3	N/A	7.0	22.8	18.6%	1.2%	3.9	24.7	1.7
1/01/12 to 12/31/12	20.3	2.6	1.0%	7.2	21.1	44.1	2.7	N/A	N/A	N/A
1/01/13 to 12/31/13	22.1	2.9	3.9	6.9	21.3	40.3	2.6	N/A	N/A	N/A
1/01/14 to 12/31/14	21.4	2.8	3.9	7.6	22.2	39.6	2.5	N/A	N/A	N/A

[4]	Prior to July 1, 2014, the Bloomberg Commodity Index was known as the Dow Jones-UBS Commodity Index.

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

8	BLACKROCK FUNDS III	DECEMBER 31, 2014

LifePath® 2035 Portfolio

Performance Summary for the Period Ended December 31, 2014

		Average Annual Total Returns
		1 Year		Since Inception[1]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(0.18)%	5.51%	N/A	11.81%	N/A
Investor A	(0.35)	5.17	(0.35)%	11.52	10.20%
Investor C	(0.71)	4.43	3.45	10.69	10.69
Class K	(0.16)	5.73	N/A	12.31	N/A
Class R	(0.48)	4.96	N/A	11.25	N/A
LifePath 2035 Portfolio Custom Benchmark	(0.38)	5.97	N/A	12.02	N/A
Barclays U.S. Aggregate Bond Index	1.96	5.97	N/A	3.75	N/A
Barclays U.S. TIPS Index	(2.07)	3.64	N/A	3.58	N/A
Bloomberg Commodity Index	(22.50)	(17.01)	N/A	(3.99)	N/A
FTSE EPRA/NAREIT Developed Real Estate Index	2.93	15.02	N/A	13.75	N/A
MSCI ACWI ex-U.S. IMI Index	(9.13)	(3.89)	N/A	7.84	N/A
Russell 1000® Index	5.57	13.24	N/A	19.24	N/A
Russell 2000® Index	1.65	4.89	N/A	17.91	N/A

[1]	The LifePath Portfolio commenced operations on June 30, 2010.

Past performance is not indicative of future results.

N/A — Not applicable as share class and index do not have a sales charge.

BLACKROCK FUNDS III	DECEMBER 31, 2014	9

LifePath® 2045 Portfolio

Investment Objective

Effective through June 30, 2014, LifePath® 2045 Portfolio (“LifePath 2045 Portfolio” or the “LifePath Portfolio”) was managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2045. Effective July 1, 2014, the investment objective of LifePath 2045 Portfolio is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath 2045 Portfolio will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The LifePath Portfolio compares its performance to that of a customized weighted index (the “LifePath 2045 Portfolio Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes to the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[3]	Commencement of operations.

The LifePath Portfolio’s custom benchmark consists of the following:

Period	Barclays U.S. Aggregate Bond Index	Bloomberg Commodity Index[4]	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex- U.S. IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
6/30/10 to 12/31/10	6.8%	N/A	8.5%	25.9%	N/A	N/A	6.8%	49.0%	3.0%
1/01/11 to 12/31/11	8.2	N/A	8.7	26.1	21.5%	1.1%	4.2	28.4	1.8
1/01/12 to 12/31/12	11.2	1.0%	9.2	25.3	51.0	2.3	N/A	N/A	N/A
1/01/13 to 12/31/13	13.5	3.9	9.1	24.8	46.7	2.0	N/A	N/A	N/A
1/01/14 to 12/31/14	12.5	3.9	10.1	25.9	45.6	2.0	N/A	N/A	N/A

[4]	Prior to July 1, 2014, the Bloomberg Commodity Index was known as the Dow Jones-UBS Commodity Index.

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

10	BLACKROCK FUNDS III	DECEMBER 31, 2014

LifePath® 2045 Portfolio

Performance Summary for the Period Ended December 31, 2014

		Average Annual Total Returns
		1 Year		Since Inception[1]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(0.34)%	5.66%	N/A	13.17%	N/A
Investor A	(0.51)	5.37	(0.16)%	12.90	11.56%
Investor C	(0.85)	4.63	3.66	12.05	12.05
Class K	(0.35)	5.80	N/A	13.56	N/A
Class R	(0.66)	5.08	N/A	12.60	N/A
LifePath 2045 Portfolio Custom Benchmark	(0.45)	6.28	N/A	13.28	N/A
Barclays U.S. Aggregate Bond Index	1.96	5.97	N/A	3.75	N/A
Bloomberg Commodity Index	(22.50)	(17.01)	N/A	(3.99)	N/A
FTSE EPRA/NAREIT Developed Real Estate Index	2.93	15.02	N/A	13.75	N/A
MSCI ACWI ex-U.S. IMI Index	(9.13)	(3.89)	N/A	7.84	N/A
Russell 1000® Index	5.57	13.24	N/A	19.24	N/A
Russell 2000® Index	1.65	4.89	N/A	17.91	N/A

[1]	The LifePath Portfolio commenced operations on June 30, 2010.

Past performance is not indicative of future results.

N/A — Not applicable as share class and index do not have a sales charge.

BLACKROCK FUNDS III	DECEMBER 31, 2014	11

LifePath® 2055 Portfolio

Investment Objective

Effective through June 30, 2014, LifePath® 2055 Portfolio (“LifePath 2055 Portfolio” or the “LifePath Portfolio”) was managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2055. Effective July 1, 2014, the investment objective of LifePath 2055 Portfolio is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath 2055 Portfolio will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The LifePath Portfolio compares its performance to that of a customized weighted index (the “LifePath 2055 Portfolio Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes to the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[3]	Commencement of operations.

The LifePath Portfolio’s custom benchmark consists of the following:

Period	Barclays U.S. Aggregate Bond Index	Bloomberg Commodity Index[4]	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex- U.S. IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
6/30/10 to 12/31/10	1.0%	N/A	9.0%	28.2%	N/A	N/A	8.1%	50.1%	3.6%
1/01/11 to 12/31/11	1.0	N/A	9.7	28.8	22.0%	2.0	4.9	29.5	2.1
1/01/12 to 12/31/12	1.3	1.0%	11.3	28.6	54.5	3.3	N/A	N/A	N/A
1/01/13 to 12/31/13	3.1	4.1	11.5	27.8	51.7	1.8	N/A	N/A	N/A
1/01/14 to 12/31/14	4.0	4.0	12.2	28.6	49.4	1.8	N/A	N/A	N/A

[4]	Prior to July 1, 2014, the Bloomberg Commodity Index was known as the Dow Jones-UBS Commodity Index.

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

12	BLACKROCK FUNDS III	DECEMBER 31, 2014

LifePath® 2055 Portfolio

Performance Summary for the Period Ended December 31, 2014

		Average Annual Total Returns
		1 Year		Since Inception[1]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(0.41)%	5.90%	N/A	13.91%	N/A
Investor A	(0.53)	5.60	0.06%	13.60	12.24%
Investor C	(0.89)	4.85	3.87	12.77	12.77
Class K	(0.26)	6.26	N/A	14.37	N/A
Class R	(0.60)	5.37	N/A	13.33	N/A
LifePath 2055 Portfolio Custom Benchmark	(0.54)	6.59	N/A	14.14	N/A
Barclays U.S. Aggregate Bond Index	1.96	5.97	N/A	3.75	N/A
Bloomberg Commodity Index	(22.50)	(17.01)	N/A	(3.99)	N/A
FTSE EPRA/NAREIT Developed Real Estate Index	2.93	15.02	N/A	13.75	N/A
MSCI ACWI ex-U.S. IMI Index	(9.13)	(3.89)	N/A	7.84	N/A
Russell 1000® Index	5.57	13.24	N/A	19.24	N/A
Russell 2000® Index	1.65	4.89	N/A	17.91	N/A

[1]	The LifePath Portfolio commenced operations on June 30, 2010.

Past performance is not indicative of future results.

N/A — Not applicable as share class and index do not have a sales charge.

BLACKROCK FUNDS III	DECEMBER 31, 2014	13

About Portfolio Performance	LifePath Portfolios
•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•	Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of administration and distribution fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (“BAL” or the “Administrator”), each LifePath Portfolios’ administrator, waived and/or reimbursed a portion of each LifePath Portfolio’s expenses. Without such waiver, each LifePath Portfolio’s performance would have been lower.

The LifePath Portfolios’ custom benchmarks are hypothetical representations of the performance of the respective LifePath Portfolio’s asset classes according to their weightings as of the most recent quarter-end. The weightings of the various indexes that are included in the LifePath Portfolios’ custom benchmarks are adjusted quarterly to reflect the LifePath Portfolios’ changing asset allocations over time. As of December 31, 2014, the following indexes are used to calculate the LifePath Portfolios’ custom benchmarks: Barclays U.S. Aggregate Bond Index, Barclays U.S. TIPS Index, Bloomberg Commodity Index, FTSE EPRA/NAREIT Developed Real Estate Index, MSCI ACWI ex-U.S. IMI Index, Russell 1000® Index and Russell 2000® Index.

The Barclays U.S. Aggregate Bond Index is a widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity. Barclays U.S. TIPS Index is an unmanaged index that measures the performance of the inflation-protected public obligations of the U.S. Treasury. The Bloomberg Commodity Index is a broadly diversified index that allows investors to track commodity futures through a single, simple measure. The FTSE EPRA/NAREIT Developed Real Estate Index is a global market capitalization weighted index composed of listed real estate securities from developed market countries in North America, Europe and Asia. The MSCI ACWI ex-U.S. IMI Index is a free float-adjusted market capitalization weighted index that measures the equity market performance of the developed (excluding the U.S.) and emerging investable market universe. The Russell 1000® Index is an index that measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index. The Russell 2000® Index is an unmanaged index that is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

14	BLACKROCK FUNDS III	DECEMBER 31, 2014

Disclosure of Expenses

Shareholders of each LifePath Portfolio may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, and other portfolio expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on July 1, 2014 and held through December 31, 2014) are intended to assist shareholders both in calculating expenses based on an investment in a LifePath Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their LifePath Portfolio and their share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on each LifePath Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in a LifePath Portfolio and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Examples

	Actual			Hypothetical[2]
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[1]	Annualized Expense Ratio
LifePath 2025 Portfolio
Institutional	$1,000.00	$999.10	$3.78	$1,000.00	$1,021.42	$3.82	0.75%
Investor A	$1,000.00	$997.50	$4.93	$1,000.00	$1,020.27	$4.99	0.98%
Investor C	$1,000.00	$993.70	$8.69	$1,000.00	$1,016.48	$8.79	1.73%
Class K	$1,000.00	$1,000.50	$1.82	$1,000.00	$1,023.39	$1.84	0.36%
Class R	$1,000.00	$996.10	$6.29	$1,000.00	$1,018.90	$6.36	1.25%
LifePath 2035 Portfolio
Institutional	$1,000.00	$998.20	$3.63	$1,000.00	$1,021.58	$3.67	0.72%
Investor A	$1,000.00	$996.50	$4.88	$1,000.00	$1,020.32	$4.94	0.97%
Investor C	$1,000.00	$992.90	$8.64	$1,000.00	$1,016.53	$8.74	1.72%
Class K	$1,000.00	$998.40	$1.76	$1,000.00	$1,023.44	$1.79	0.35%
Class R	$1,000.00	$995.20	$6.09	$1,000.00	$1,019.11	$6.16	1.21%
LifePath 2045 Portfolio
Institutional	$1,000.00	$996.60	$3.57	$1,000.00	$1,021.63	$3.62	0.71%
Investor A	$1,000.00	$994.90	$4.78	$1,000.00	$1,020.42	$4.84	0.95%
Investor C	$1,000.00	$991.50	$8.58	$1,000.00	$1,016.59	$8.69	1.71%
Class K	$1,000.00	$996.50	$1.66	$1,000.00	$1,023.54	$1.68	0.33%
Class R	$1,000.00	$993.40	$6.08	$1,000.00	$1,019.11	$6.16	1.21%
LifePath 2055 Portfolio
Institutional	$1,000.00	$995.90	$3.47	$1,000.00	$1,021.73	$3.52	0.69%
Investor A	$1,000.00	$994.70	$4.73	$1,000.00	$1,020.47	$4.79	0.94%
Investor C	$1,000.00	$991.10	$8.48	$1,000.00	$1,016.69	$8.59	1.69%
Class K	$1,000.00	$997.40	$1.61	$1,000.00	$1,023.59	$1.63	0.32%
Class R	$1,000.00	$994.00	$5.93	$1,000.00	$1,019.26	$6.01	1.18%

[1]

For each class of the LifePath Portfolio, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because each LifePath Portfolio invests significantly in a LifePath Master Portfolio, the expense examples reflect the net expenses of both the LifePath Portfolio and the LifePath Master Portfolio in which it invests.

[2]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

BLACKROCK FUNDS III	DECEMBER 31, 2014	15

Statements of Assets and Liabilities	BlackRock Funds III

December 31, 2014	LifePath 2025 Portfolio	LifePath 2035 Portfolio	LifePath 2045 Portfolio	LifePath 2055 Portfolio

Assets
Investments at value — from the applicable LifePath Master Portfolio[1]	$64,058,564	$55,745,753	$34,723,982	$13,038,622
Capital shares sold receivable	261,153	127,082	166,879	52,134
Receivable from administrator	—	—	—	8,528

Total assets	64,319,717	55,872,835	34,890,861	13,099,284

Liabilities
Contributions payable to the LifePath Master Portfolio	222,613	58,203	153,043	43,172
Capital shares redeemed payable	38,540	68,879	13,836	8,962
Income dividends payable	10,491	6,292	6,190	2,164
Administration fees payable	14,031	10,316	933	—
Capital gains distributions payable	211,346	119,350	106,664	36,781
Service and distribution fees payable	10,569	8,416	5,031	1,674
Professional fees payable	15,910	15,910	15,910	15,892

Total liabilities	523,500	287,366	301,607	108,645

Net Assets	$63,796,217	$55,585,469	$34,589,254	$12,990,639

Net Assets Consist of
Paid-in capital	$61,200,384	$53,148,169	$33,045,779	$12,384,465
Distributions in excess of net investment income	(57,915)	(40,909)	(20,484)	(7,903)
Accumulated net realized gain allocated from the LifePath Master Portfolio	20,817	(78,545)	(83,604)	(65,600)
Net unrealized appreciation/depreciation allocated from the LifePath Master Portfolio	2,632,931	2,556,754	1,647,563	679,677

Net Assets	$63,796,217	$55,585,469	$34,589,254	$12,990,639

Net Asset Value
Institutional:
Net assets	$23,624,909	$22,003,617	$15,677,701	$6,772,517

Shares outstanding[2]	1,846,170	1,638,996	1,115,859	472,651

Net asset value	$12.80	$13.43	$14.05	$14.33

Investor A:
Net assets	$35,323,995	$31,048,329	$16,813,590	$5,542,579

Shares outstanding[2]	2,763,387	2,315,208	1,197,388	387,501

Net asset value	$12.78	$13.41	$14.04	$14.30

Maximum offering price per share (100/94.75 of net asset value)	$13.49	$14.15	$14.82	$15.09

Investor C:
Net assets	$2,849,091	$1,816,195	$1,549,239	$528,067

Shares outstanding[2]	223,921	136,376	111,484	37,244

Net asset value	$12.72	$13.32	$13.90	$14.18

Class K:
Net assets	$316,627	$137,878	$28,401	$29,001

Shares outstanding[2]	24,774	10,137	2,003	2,001

Net asset value	$12.78	$13.60	$14.18	$14.49

Class R:
Net assets	$1,681,595	$579,450	$520,323	$118,475

Shares outstanding[2]	131,436	43,115	37,049	8,275

Net asset value	$12.79	$13.44	$14.04	$14.32

[1] Cost — from the applicable LifePath Master Portfolio	$61,425,633	$53,188,999	$33,076,419	$12,358,945
2 No par value, unlimited number of shares authorized.

See Notes to Financial Statements.

16	BLACKROCK FUNDS III	DECEMBER 31, 2014

Statements of Operations	BlackRock Funds III

Year Ended December 31, 2014	LifePath 2025 Portfolio	LifePath 2035 Portfolio	LifePath 2045 Portfolio	LifePath 2055 Portfolio

Investment Income
Net investment income allocated from the applicable LifePath Master Portfolio:
Dividends — affiliated	$863,994	$903,771	$614,517	$252,639
Securities lending — affiliated — net	987	843	725	451
Interest — affiliated	656,567	371,191	130,495	16,329
Income — affiliated	230	85	239	49
Expenses	(420,709)	(359,180)	(222,367)	(100,244)
Fees waived	269,989	244,136	160,427	80,056

Total income	1,371,058	1,160,846	684,036	249,280

Portfolio Expenses
Administration — Institutional	142,486	128,299	81,064	32,233
Administration — Investor A	168,682	141,292	73,209	24,853
Administration — Investor C	12,188	7,111	6,095	2,337
Administration — Class K	789	352	160	101
Administration — Class R	8,826	3,187	3,114	801
Service — Investor A	84,497	70,845	36,716	12,463
Service and distribution — Investor C	24,408	14,270	12,221	4,685
Service and distribution — Class R	8,867	3,198	3,121	806
Professional	18,640	18,640	18,640	18,640
Miscellaneous	470	470	470	470

Total expenses	469,853	387,664	234,810	97,389

Less fees reimbursed by administrator	(18,640)	(18,640)	(18,640)	(18,640)
Total expenses after fees reimbursed	451,213	369,024	216,170	78,749

Net investment income	919,845	791,822	467,866	170,531

Realized and Unrealized Gain (Loss) Allocation from the LifePath Master Portfolios
Net realized gain from investments, financial futures contracts, swaps and foreign currency transactions	3,053,636	2,767,003	1,650,581	592,753
Net change in unrealized appreciation/depreciation on investments, financial futures contracts, swaps and foreign currency translations	(942,332)	(906,421)	(522,584)	(124,640)

Net realized and unrealized gain	2,111,304	1,860,582	1,127,997	468,113

Net Increase in Net Assets Resulting from Operations	$3,031,149	$2,652,404	$1,595,863	$638,644

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	17

Statements of Changes in Net Assets	BlackRock Funds III

	LifePath 2025 Portfolio		LifePath 2035 Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013	2014	2013

Operations
Net investment income	$919,845	$644,066	$791,822	$580,239
Net realized gain	3,053,636	2,052,857	2,767,003	2,015,545
Net change in unrealized appreciation/depreciation	(942,332)	2,358,894	(906,421)	2,465,781

Net increase in net assets resulting from operations	3,031,149	5,055,817	2,652,404	5,061,565

Distributions to Shareholders From[1]
Net investment income:
Institutional	(420,027)	(326,646)	(381,547)	(316,781)
Investor A	(467,797)	(313,424)	(401,365)	(266,566)
Investor C	(16,080)	(10,617)	(10,392)	(7,339)
Class K	(11,572)	(1,496)	(4,870)	(1,500)
Class R	(19,809)	(14,168)	(6,233)	(4,933)
Net realized gain:
Institutional	(1,420,337)	(602,476)	(1,405,216)	(655,024)
Investor A	(2,069,079)	(701,166)	(1,927,115)	(650,724)
Investor C	(166,033)	(47,862)	(110,090)	(32,301)
Class K	(26,416)	(2,423)	(12,538)	(2,782)
Class R	(97,886)	(34,886)	(36,835)	(13,958)

Decrease in net assets resulting from distributions to shareholders	(4,715,036)	(2,055,164)	(4,296,201)	(1,951,908)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	6,965,153	21,501,701	11,943,495	16,466,684

Net Assets
Total increase in net assets	5,281,266	24,502,354	10,299,698	19,576,341
Beginning of year	58,514,951	34,012,597	45,285,771	25,709,430

End of year	$63,796,217	$58,514,951	$55,585,469	$45,285,771

Distributions in excess of net investment income, end of year	$(57,915)	$(42,475)	$(40,909)	$(28,324)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

18	BLACKROCK FUNDS III	DECEMBER 31, 2014

Statements of Changes in Net Assets	BlackRock Funds III

	LifePath 2045 Portfolio		LifePath 2055 Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013	2014	2013

Operations
Net investment income	$467,866	$339,687	$170,531	$124,282
Net realized gain	1,650,581	1,201,851	592,753	453,478
Net change in unrealized appreciation/depreciation	(522,584)	1,641,004	(124,640)	628,740

Net increase in net assets resulting from operations	1,595,863	3,182,542	638,644	1,206,500

Distributions to Shareholders From[1]
Net investment income:
Institutional	(250,163)	(191,221)	(100,701)	(69,370)
Investor A	(207,777)	(143,023)	(68,668)	(52,832)
Investor C	(8,768)	(7,603)	(3,091)	(2,600)
Class K	(2,386)	(506)	(1,462)	(525)
Class R	(5,926)	(6,459)	(1,505)	(1,208)
Net realized gain:
Institutional	(982,819)	(380,791)	(417,600)	(148,647)
Investor A	(1,031,608)	(336,834)	(341,066)	(136,279)
Investor C	(94,176)	(28,074)	(32,641)	(10,611)
Class K	(5,442)	(889)	(3,653)	(999)
Class R	(33,305)	(16,696)	(8,089)	(3,525)

Decrease in net assets resulting from distributions to shareholders	(2,622,370)	(1,112,096)	(978,476)	(426,596)

Capital Share Transactions
Net increase in net assets derived from capital transactions	10,215,915	11,169,123	4,383,495	4,405,039

Net Assets
Total increase in net assets	9,189,408	13,239,569	4,043,663	5,184,943
Beginning of year	25,399,846	12,160,277	8,946,976	3,762,033

End of year	$34,589,254	$25,399,846	$12,990,639	$8,946,976

Distributions in excess of net investment income, end of year	$(20,484)	$(13,330)	$(7,903)	$(3,007)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	19

Financial Highlights	LifePath 2025 Portfolio

	Institutional
	Year Ended December 31,								Period June 30, 2010[1] to December 31, 2010
	2014		2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$13.11		$12.19		$11.07		$11.21		$10.00

Net investment income[2]	0.21		0.21		0.22		0.25		0.11
Net realized and unrealized gain (loss)	0.48		1.22		1.11		(0.19)		1.63

Net increase from investment operations	0.69		1.43		1.33		0.06		1.74

Distributions from:[3]
Net investment income	(0.21)		(0.19)		(0.21)		(0.20)		(0.11)
Net realized gain	(0.79)		(0.32)		(0.00)[4]		(0.00)[4]		(0.42)

Total distributions	(1.00)		(0.51)		(0.21)		(0.20)		(0.53)

Net asset value, end of period	$12.80		$13.11		$12.19		$11.07		$11.21

Total Return[5]
Based on net asset value	5.23%		11.84%		12.07%		0.49%		17.40%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.75%	[8,9]	0.79%	[8,9]	0.86%	[8,9]	1.06%	[8,9]	24.41%	[10]

Total expenses after fees waived and/or reimbursed	0.73%	[8,9]	0.75%	[8,9]	0.76%	[8,9]	0.74%	[8,9]	0.73%	[10]

Net investment income	1.53%	[8,9]	1.60%	[8,9]	1.85%	[8,9]	2.25%	[8,9]	1.93%	[10]

Supplemental Data
Net assets, end of period (000)	$23,625		$25,882		$15,816		$3,233		$22

Portfolio turnover rate of the LifePath Master Portfolio	50%	[11]	30%	[11]	4%	[12]	24%	[12]	2%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[8]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.40%, 0.40%, 0.48% and 0.82% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.13%, 0.10%, 0.10% and 0.12% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]	Annualized.

[11]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[12]

Excludes the LifePath Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, the portfolio turnover rate would have been 17% and 58% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

20	BLACKROCK FUNDS III	DECEMBER 31, 2014

Financial Highlights (continued)	LifePath 2025 Portfolio

	Investor A
	Year Ended December 31,								Period June 30, 2010[1] to December 31, 2010
	2014		2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$13.10		$12.19		$11.06		$11.21		$10.00

Net investment income[2]	0.17		0.18		0.18		0.21		0.09
Net realized and unrealized gain (loss)	0.48		1.22		1.12		(0.19)		1.63

Net increase from investment operations	0.65		1.40		1.30		0.02		1.72

Distributions from:[3]
Net investment income	(0.18)		(0.17)		(0.17)		(0.17)		(0.09)
Net realized gain	(0.79)		(0.32)		(0.00)[4]		(0.00)[4]		(0.42)

Total distributions	(0.97)		(0.49)		(0.17)		(0.17)		(0.51)

Net asset value, end of period	$12.78		$13.10		$12.19		$11.06		$11.21

Total Return[5]
Based on net asset value	4.95%		11.52%		11.84%		0.18%		17.26%	[6]

Ratios to Average Net Assets[7]
Total expenses	1.00%	[8,9]	1.05%	[8,9]	1.11%	[8,9]	1.32%	[8,9]	24.68%	[10]

Total expenses after fees waived and/or reimbursed	0.98%	[8,9]	1.00%	[8,9]	1.01%	[8,9]	0.99%	[8,9]	0.98%	[10]

Net investment income	1.31%	[8,9]	1.37%	[8,9]	1.54%	[8,9]	1.87%	[8,9]	1.67%	[10]

Supplemental Data
Net assets, end of period (000)	$35,324		$29,049		$13,981		$7,076		$22

Portfolio turnover rate of the LifePath Master Portfolio	50%	[11]	30%	[11]	4%	[12]	24%	[12]	2%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[8]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.40%, 0.40%, 0.48% and 0.86% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.13%, 0.10%, 0.10% and 0.12% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]	Annualized.

[11]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[12]

Excludes the LifePath Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, the portfolio turnover rate would have been 17% and 58% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	21

Financial Highlights (continued)	LifePath 2025 Portfolio

	Investor C
	Year Ended December 31,							Period June 30, 2010[1] to December 31, 2010
	2014		2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$13.06		$12.15		$11.05		$11.21	$10.00

Net investment income[2]	0.07		0.07		0.10		0.14	0.05
Net realized and unrealized gain (loss)	0.47		1.23		1.11		(0.20)	1.63

Net increase (decrease) from investment operations	0.54		1.30		1.21		(0.06)	1.68

Distributions from:[3]
Net investment income	(0.09)		(0.07)		(0.11)		(0.10)	(0.05)
Net realized gain	(0.79)		(0.32)[4]		(0.00)[4]		(0.00)	(0.42)

Total distributions	(0.88)		(0.39)		(0.11)		(0.10)	(0.47)

Net asset value, end of period	$12.72		$13.06		$12.15		$11.05	$11.21

Total Return[5]
Based on net asset value	4.08%		10.73%		10.99%		(0.54)%	16.84%	[6]

Ratios to Average Net Assets[7]
Total expenses	1.75%	[8,9]	1.80%	[8,9]	1.85%	[8,9]	2.10% [8,9]	25.46%	[10]

Total expenses after fees waived and/or reimbursed	1.73%	[8,9]	1.76%	[8,9]	1.76%	[8,9]	1.75% [8,9]	1.72%	[10]

Net investment income	0.56%	[8,9]	0.57%	[8,9]	0.87%	[8,9]	1.25% [8,9]	0.95%	[10]

Supplemental Data
Net assets, end of period (000)	$2,849		$1,997		$992		$245	$22

Portfolio turnover rate of the LifePath Master Portfolio	50%	[11]	30%	[11]	4%	[12]	24% [12]	2%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[8]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.40%, 0.40%, 0.48% and 0.82% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.13%, 0.10%, 0.10% and 0.12% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]	Annualized.

[11]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[12]

Excludes the LifePath Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, the portfolio turnover rate would have been 17% and 58% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

22	BLACKROCK FUNDS III	DECEMBER 31, 2014

Financial Highlights (continued)	LifePath 2025 Portfolio

	Class K
	Year Ended December 31,								Period June 30, 2010[1] to December 31, 2010
	2014		2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$13.10		$12.22		$11.09		$11.21		$10.00

Net investment income[2]	0.26		0.20		0.26		0.26		0.13
Net realized and unrealized gain (loss)	0.46		1.20		1.11		(0.16)		1.63

Net increase from investment operations	0.72		1.40		1.37		0.10		1.76

Distributions from:[3]
Net investment income	(0.25)		(0.20)		(0.24)		(0.22)		(0.13)
Net realized gain	(0.79)		(0.32)		(0.00)[4]		(0.00)[4]		(0.42)

Total distributions	(1.04)		(0.52)		(0.24)		(0.22)		(0.55)

Net asset value, end of period	$12.78		$13.10		$12.22		$11.09		$11.21

Total Return[5]
Based on net asset value	5.51%		11.47%		12.44%		0.87%		17.60%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.40%	[8,9]	0.44%	[8,9]	0.51%	[8,9]	0.71%	[8,9]	24.05%	[10]

Total expenses after fees waived and/or reimbursed	0.37%	[8,9]	0.40%	[8,9]	0.41%	[8,9]	0.38%	[8,9]	0.38%	[10]

Net investment income	1.91%	[8,9]	1.57%	[8,9]	2.20%	[8,9]	2.31%	[8,9]	2.29%	[10]

Supplemental Data
Net assets, end of period (000)	$317		$102		$1,941		$1,590		$22

Portfolio turnover rate of the LifePath Master Portfolio	50%	[11]	30%	[11]	4%	[12]	24%	[12]	2%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[8]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.40%, 0.40%, 0.49% and 0.89% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.13%, 0.10%, 0.10% and 0.12% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]	Annualized.

[11]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[12]

Excludes the LifePath Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, the portfolio turnover rate would have been 17% and 58% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	23

Financial Highlights (concluded)	LifePath 2025 Portfolio

	Class R
	Year Ended December 31,								Period June 30, 2010[1] to December 31, 2010
	2014		2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$13.11		$12.19		$11.09		$11.21		$10.00

Net investment income[2]	0.14		0.13		0.18		0.17		0.08
Net realized and unrealized gain (loss)	0.48		1.24		1.08		(0.17)		1.63

Net increase from investment operations	0.62		1.37		1.26		—		1.71

Distributions from:[3]
Net investment income	(0.15)		(0.13)		(0.16)		(0.12)		(0.08)
Net realized gain	(0.79)		(0.32)[4]		(0.00)[4]		(0.00)		(0.42)

Total distributions	(0.94)		(0.45)		(0.16)		(0.12)		(0.50)

Net asset value, end of period	$12.79		$13.11		$12.19		$11.09		$11.21

Total Return[5]
Based on net asset value	4.69%		11.26%		11.45%		0.02%		17.12%	[6]

Ratios to Average Net Assets[7]
Total expenses	1.26%	[8,9]	1.30%	[8,9]	1.35%	[8,9]	1.57%	[8,9]	24.94%	[10]

Total expenses after fees waived and/or reimbursed	1.23%	[8,9]	1.25%	[8,9]	1.26%	[8,9]	1.23%	[8,9]	1.23%	[10]

Net investment income	1.04%	[8,9]	1.05%	[8,9]	1.54%	[8,9]	1.46%	[8,9]	1.43%	[10]

Supplemental Data
Net assets, end of period (000)	$1,682		$1,484		$1,282		$22		$22

Portfolio turnover rate of the LifePath Master Portfolio	50%	[11]	30%	[11]	4%	[12]	24%	[12]	2%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[8]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.40%, 0.40%, 0.48% and 0.91% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.13%, 0.10%, 0.10% and 0.12% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]	Annualized.

[11]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[12]

Excludes the LifePath Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, the portfolio turnover rate would have been 17% and 58% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

24	BLACKROCK FUNDS III	DECEMBER 31, 2014

Financial Highlights	LifePath 2035 Portfolio

	Institutional
	Year Ended December 31,							Period June 30, 2010[1] to December 31, 2010
	2014		2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$13.77		$12.51		$11.18		$11.52	$10.00

Net investment income[2]	0.22		0.24		0.24		0.24	0.11
Net realized and unrealized gain (loss)	0.54		1.67		1.30		(0.39)	1.99

Net increase (decrease) from investment operations	0.76		1.91		1.54		(0.15)	2.10

Distributions from:[3]
Net investment income	(0.22)		(0.23)		(0.21)		(0.19)	(0.10)
Net realized gain	(0.88)		(0.42)		—		(0.00)[4]	(0.48)
Return of capital	—		—		(0.00)[4]		—	—

Total distributions	(1.10)		(0.65)		(0.21)		(0.19)	(0.58)

Net asset value, end of period	$13.43		$13.77		$12.51		$11.18	$11.52

Total Return[5]
Based on net asset value	5.51%		15.33%		13.85%		(1.32)%	20.96%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.74%	[8,9]	0.80%	[8,9]	0.89%	[8,9]	1.22% [8,9]	24.07%	[10]

Total expenses after fees waived and/or reimbursed	0.71%	[8,9]	0.75%	[8,9]	0.75%	[8,9]	0.72% [8,9]	0.71%	[10]

Net investment income	1.55%	[8,9]	1.78%	[8,9]	1.98%	[8,9]	2.13% [8,9]	1.88%	[10]

Supplemental Data
Net assets, end of period (000)	$22,004		$22,266		$12,853		$2,033	$23

Portfolio turnover rate of the LifePath Master Portfolio	54%	[11]	39%	[11]	4%	[12]	21% [12]	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[8]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.43%, 0.43%, 0.56% and 1.10% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.15%, 0.11%, 0.11% and 0.14% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]	Annualized.

[11]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[12]

Excludes the LifePath Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, the portfolio turnover rate would have been 13% and 47% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	25

Financial Highlights (continued)	LifePath 2035 Portfolio

	Investor A
	Year Ended December 31,							Period June 30, 2010[1] to December 31, 2010
	2014		2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$13.77		$12.51		$11.17		$11.51	$10.00

Net investment income[2]	0.19		0.21		0.20		0.20	0.10
Net realized and unrealized gain (loss)	0.52		1.67		1.32		(0.37)	1.98

Net increase (decrease) from investment operations	0.71		1.88		1.52		(0.17)	2.08

Distributions from:[3]
Net investment income	(0.19)		(0.20)		(0.18)		(0.17)	(0.09)
Net realized gain	(0.88)		(0.42)		—		(0.00)[4]	(0.48)
Return of capital	—		—		(0.00)[4]		—	—

Total distributions	(1.07)		(0.62)		(0.18)		(0.17)	(0.57)

Net asset value, end of period	$13.41		$13.77		$12.51		$11.17	$11.51

Total Return[5]
Based on net asset value	5.17%		15.08%		13.63%		(1.55)%	20.74%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.99%	[8,9]	1.05%	[8,9]	1.14%	[8,9]	1.48% [8,9]	22.59%	[10]

Total expenses after fees waived and/or reimbursed	0.96%	[8,9]	1.00%	[8,9]	1.00%	[8,9]	0.97% [8,9]	0.96%	[10]

Net investment income	1.33%	[8,9]	1.55%	[8,9]	1.63%	[8,9]	1.77% [8,9]	1.71%	[10]

Supplemental Data
Net assets, end of period (000)	$31,048		$21,423		$9,966		$4,121	$27

Portfolio turnover rate of the LifePath Master Portfolio	54%	[11]	39%	[11]	4%	[12]	21% [12]	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[8]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.43%, 0.43%, 0.56% and 1.15% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.15%, 0.11%, 0.11% and 0.14% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]	Annualized.

[11]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[12]

Excludes the LifePath Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, the portfolio turnover rate would have been 13% and 47% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

26	BLACKROCK FUNDS III	DECEMBER 31, 2014

Financial Highlights (continued)	LifePath 2035 Portfolio

	Investor C
	Year Ended December 31,							Period June 30, 2010[1] to December 31, 2010
	2014		2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$13.69		$12.45		$11.14		$11.49	$10.00

Net investment income[2]	0.08		0.11		0.11		0.09	0.05
Net realized and unrealized gain (loss)	0.53		1.66		1.30		(0.35)	1.98

Net increase (decrease) from investment operations	0.61		1.77		1.41		(0.26)	2.03

Distributions from:[3]
Net investment income	(0.10)		(0.11)		(0.10)		(0.09)	(0.06)
Net realized gain	(0.88)		(0.42)		—		(0.00)[4]	(0.48)
Return of capital	—		—		(0.00)[4]		—	—

Total distributions	(0.98)		(0.53)		(0.10)		(0.09)	(0.54)

Net asset value, end of period	$13.32		$13.69		$12.45		$11.14	$11.49

Total Return[5]
Based on net asset value	4.43%		14.22%		12.70%		(2.28)%	20.30%	[6]

Ratios to Average Net Assets[7]
Total expenses	1.74%	[8,9]	1.81%	[8,9]	1.89%	[8,9]	2.24% [8,9]	25.11%	[10]

Total expenses after fees waived and/or reimbursed	1.71%	[8,9]	1.75%	[8,9]	1.75%	[8,9]	1.72% [8,9]	1.70%	[10]

Net investment income	0.58%	[8,9]	0.81%	[8,9]	0.92%	[8,9]	0.80% [8,9]	0.89%	[10]

Supplemental Data
Net assets, end of period (000)	$1,816		$1,028		$533		$190	$30

Portfolio turnover rate of the LifePath Master Portfolio	54%	[11]	39%	[11]	4%	[12]	21% [12]	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes the effects of any sale charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[8]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.43%, 0.43%, 0.56% and 1.09% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.15%, 0.11%, 0.11% and 0.14% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]	Annualized.

[11]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[12]

Excludes the LifePath Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, the portfolio turnover rate would have been 13% and 47% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	27

Financial Highlights (continued)	LifePath 2035 Portfolio

	Class K
	Year Ended December 31,							Period June 30, 2010[1] to December 31, 2010
	2014		2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$13.94		$12.55		$11.20		$11.52	$10.00

Net investment income[2]	0.27		0.22		0.27		0.25	0.13
Net realized and unrealized gain (loss)	0.53		1.82		1.32		(0.35)	1.99

Net increase (decrease) from investment operations	0.80		2.04		1.59		(0.10)	2.12

Distributions from:[3]
Net investment income	(0.26)		(0.23)		(0.24)		(0.22)	(0.12)
Net realized gain	(0.88)		(0.42)		—		(0.00)[4]	(0.48)
Return of capital	—		—		(0.00)[4]		—	—

Total distributions	(1.14)		(0.65)		(0.24)		(0.22)	(0.60)

Net asset value, end of period	$13.60		$13.94		$12.55		$11.20	$11.52

Total Return[5]
Based on net asset value	5.73%		16.32%		14.30%		(0.94)%	21.16%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.38%	[8,9]	0.45%	[8,9]	0.55%	[8,9]	0.87% [8,9]	23.70%	[10]

Total expenses after fees waived and/or reimbursed	0.35%	[8,9]	0.38%	[8,9]	0.40%	[8,9]	0.36% [8,9]	0.36%	[10]

Net investment income	1.91%	[8,9]	1.65%	[8,9]	2.26%	[8,9]	2.17% [8,9]	2.23%	[10]

Supplemental Data
Net assets, end of period (000)	$138		$95		$1,999		$1,050	$23

Portfolio turnover rate of the LifePath Master Portfolio	54%	[11]	39%	[11]	4%	[12]	21% [12]	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[8]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.43%, 0.43%, 0.57% and 1.20% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.15%, 0.11%, 0.11% and 0.14% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]	Annualized.

[11]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[12]

Excludes the LifePath Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, the portfolio turnover rate would have been 13% and 47% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

28	BLACKROCK FUNDS III	DECEMBER 31, 2014

Financial Highlights (concluded)	LifePath 2035 Portfolio

	Class R
	Year Ended December 31,							Period June 30, 2010[1] to December 31, 2010
	2014		2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$13.78		$12.52		$11.19		$11.52	$10.00

Net investment income[2]	0.14		0.17		0.21		0.15	0.08
Net realized and unrealized gain (loss)	0.54		1.67		1.28		(0.36)	1.99

Net increase (decrease) from investment operations	0.68		1.84		1.49		(0.21)	2.07

Distributions from:[3]
Net investment income	(0.14)		(0.16)		(0.16)		(0.12)	(0.07)
Net realized gain	(0.88)		(0.42)		—		(0.00)[4]	(0.48)
Return of capital	—		—		(0.00)[4]		—	—

Total distributions	(1.02)		(0.58)		(0.16)		(0.12)	(0.55)

Net asset value, end of period	$13.44		$13.78		$12.52		$11.19	$11.52

Total Return[5]
Based on net asset value	4.96%		14.74%		13.37%		(1.85)%	20.67%	[6]

Ratios to Average Net Assets[7]
Total expenses	1.24%	[8,9]	1.30%	[8,9]	1.38%	[8,9]	1.72% [8,9]	24.60%	[10]

Total expenses after fees waived and/or reimbursed	1.21%	[8,9]	1.25%	[8,9]	1.25%	[8,9]	1.21% [8,9]	1.22%	[10]

Net investment income	1.03%	[8,9]	1.25%	[8,9]	1.71%	[8,9]	1.31% [8,9]	1.39%	[10]

Supplemental Data
Net assets, end of period (000)	$579		$474		$359		$22	$23

Portfolio turnover rate of the LifePath Master Portfolio	54%	[11]	39%	[11]	4%	[12]	21% [12]	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[8]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.43%, 0.43%, 0.55% and 1.19% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.15%, 0.11%, 0.11% and 0.14% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]	Annualized.

[11]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[12]

Excludes the LifePath Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, the portfolio turnover rate would have been 13% and 47% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	29

Financial Highlights	LifePath 2045 Portfolio

	Institutional
	Year Ended December 31,								Period June 30, 2010[1] to December 31, 2010
	2014		2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$14.39		$12.74		$11.24		$11.70		$10.00

Net investment income[2]	0.23		0.27		0.25		0.23		0.10
Net realized and unrealized gain (loss)	0.58		2.07		1.47		(0.51)		2.30

Net increase (decrease) from investment operations	0.81		2.34		1.72		(0.28)		2.40

Distributions from:[3]
Net investment income	(0.23)		(0.25)		(0.22)		(0.18)		(0.10)
Net realized gain	(0.92)		(0.44)		—		—		(0.60)
Return of capital	—		—		(0.00)[4]		—		—

Total distributions	(1.15)		(0.69)		(0.22)		(0.18)		(0.70)

Net asset value, end of period	$14.05		$14.39		$12.74		$11.24		$11.70

Total Return[5]
Based on net asset value	5.66%		18.49%		15.34%		(2.46)%		24.01%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.75%	[8,9]	0.85%	[8,9]	1.06%	[8,9]	2.00%	[8,9]	23.73%	[10]

Total expenses after fees waived and/or reimbursed	0.69%	[8,9]	0.74%	[8,9]	0.75%	[8,9]	0.70%	[8,9]	0.68%	[10]

Net investment income	1.57%	[8,9]	1.94%	[8,9]	2.04%	[8,9]	2.02%	[8,9]	1.81%	[10]

Supplemental Data
Net assets, end of period (000)	$15,678		$12,832		$7,066		$1,646		$23

Portfolio turnover rate of the LifePath Master Portfolio	54%	[11]	38%	[11]	4%	[12]	35%	[12]	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[8]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.49%, 0.51%, 0.83% and 2.51% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.16%, 0.11%, 0.11% and 0.16% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]	Annualized.

[11]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[12]

Excludes the LifePath Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, the portfolio turnover rate would have been 15% and 71% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

30	BLACKROCK FUNDS III	DECEMBER 31, 2014

Financial Highlights (continued)	LifePath 2045 Portfolio

	Investor A
	Year Ended December 31,							Period June 30, 2010[1] to December 31, 2010
	2014		2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$14.39		$12.75		$11.25		$11.70	$10.00

Net investment income[2]	0.20		0.25		0.21		0.19	0.09
Net realized and unrealized gain (loss)	0.57		2.05		1.47		(0.49)	2.29

Net increase (decrease) from investment operations	0.77		2.30		1.68		(0.30)	2.38

Distributions from:[3]
Net investment income	(0.20)		(0.22)		(0.18)		(0.15)	(0.08)
Net realized gain	(0.92)		(0.44)		—		(0.00)[4]	(0.60)
Return of capital	—		—		(0.00)[4]		—	—

Total distributions	(1.12)		(0.66)		(0.18)		(0.15)	(0.68)

Net asset value, end of period	$14.04		$14.39		$12.75		$11.25	$11.70

Total Return[5]
Based on net asset value	5.37%		18.17%		15.03%		(2.61)%	23.86%	[6]

Ratios to Average Net Assets[7]
Total expenses	1.00%	[8,9]	1.10%	[8,9]	1.31%	[8,9]	2.20% [8,9]	24.00%	[10]

Total expenses after fees waived and/or reimbursed	0.94%	[8,9]	0.99%	[8,9]	0.99%	[8,9]	0.95% [8,9]	0.93%	[10]

Net investment income	1.35%	[8,9]	1.77%	[8,9]	1.75%	[8,9]	1.65% [8,9]	1.56%	[10]

Supplemental Data
Net assets, end of period (000)	$16,814		$11,044		$3,512		$1,228	$23

Portfolio turnover rate of the LifePath Master Portfolio	54%	[11]	38%	[11]	4%	[12]	35% [12]	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.005) per share.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[8]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.49%, 0.51%, 0.83% and 2.23% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.16%, 0.11%, 0.11% and 0.16% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]	Annualized.

[11]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[12]

Excludes the LifePath Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, the portfolio turnover rate would have been 15% and 71% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	31

Financial Highlights (continued)	LifePath 2045 Portfolio

	Investor C
	Year Ended December 31,							Period June 30, 2010[1] to December 31, 2010
	2014		2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$14.26		$12.65		$11.18		$11.67	$10.00

Net investment income[2]	0.09		0.13		0.13		0.11	0.05
Net realized and unrealized gain (loss)	0.57		2.05		1.45		(0.50)	2.28

Net increase (decrease) from investment operations	0.66		2.18		1.58		(0.39)	2.33

Distributions from:[3]
Net investment income	(0.10)		(0.13)		(0.11)		(0.10)	(0.06)
Net realized gain	(0.92)		(0.44)		—		(0.00)[4]	(0.60)
Return of capital	—		—		(0.00)[4]		—	—

Total distributions	(1.02)		(0.57)		(0.11)		(0.10)	(0.66)

Net asset value, end of period	$13.90		$14.26		$12.65		$11.18	$11.67

Total Return[5]
Based on net asset value	4.63%		17.31%		14.15%		(3.37)%	23.33%	[6]

Ratios to Average Net Assets[7]
Total expenses	1.75%	[8,9]	1.85%	[8,9]	2.04%	[8,9]	2.99% [8,9]	24.78%	[10]

Total expenses after fees waived and/or reimbursed	1.69%	[8,9]	1.74%	[8,9]	1.75%	[8,9]	1.70% [8,9]	1.69%	[10]

Net investment income	0.61%	[8,9]	0.97%	[8,9]	1.07%	[8,9]	0.94% [8,9]	0.81%	[10]

Supplemental Data
Net assets, end of period (000)	$1,549		$935		$463		$95	$23

Portfolio turnover rate of the LifePath Master Portfolio	54%	[11]	38%	[11]	4%	[12]	35% [12]	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.005) per share.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[8]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.49%, 0.51%, 0.81% and 2.41% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.16%, 0.11%, 0.11% and 0.16% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]	Annualized.

[11]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[12]

Excludes the LifePath Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, the portfolio turnover rate would have been 15% and 71% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

32	BLACKROCK FUNDS III	DECEMBER 31, 2014

Financial Highlights (continued)	LifePath 2045 Portfolio

	Class K
	Year Ended December 31,							Period June 30, 2010[1] to December 31, 2010
	2014		2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$14.50		$12.77		$11.26		$11.70	$10.00

Net investment income[2]	0.29		0.21		0.30		0.24	0.12
Net realized and unrealized gain (loss)	0.55		2.21		1.46		(0.48)	2.30

Net increase (decrease) from investment operations	0.84		2.42		1.76		(0.24)	2.42

Distributions from:[3]
Net investment income	(0.24)		(0.25)		(0.25)		(0.20)	(0.12)
Net realized gain	(0.92)		(0.44)		—		(0.00)[4]	(0.60)
Return of capital	—		—		(0.00)[4]		—	—

Total distributions	(1.16)		(0.69)		(0.25)		(0.20)	(0.72)

Net asset value, end of period	$14.18		$14.50		$12.77		$11.26	$11.70

Total Return[5]
Based on net asset value	5.80%		19.11%		15.72%		(2.08)%	24.22%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.38%	[8,9]	0.49%	[8,9]	0.70%	[8,9]	1.72% [8,9]	23.37%	[10]

Total expenses after fees waived and/or reimbursed	0.33%	[8,9]	0.38%	[8,9]	0.39%	[8,9]	0.35% [8,9]	0.33%	[10]

Net investment income	1.92%	[8,9]	1.60%	[8,9]	2.41%	[8,9]	2.04% [8,9]	2.17%	[10]

Supplemental Data
Net assets, end of period (000)	$28		$29		$697		$259	$23

Portfolio turnover rate of the LifePath Master Portfolio	54%	[11]	38%	[11]	4%	[12]	35% [12]	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[8]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.48%, 0.55%, 0.83% and 2.71% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.16%, 0.11%, 0.11% and 0.16% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]	Annualized.

[11]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[12]

Excludes the LifePath Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, the portfolio turnover rate would have been 15% and 71% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	33

Financial Highlights (concluded)	LifePath 2045 Portfolio

	Class R
	Year Ended December 31,							Period June 30, 2010[1] to December 31, 2010
	2014		2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$14.38		$12.73		$11.24		$11.69	$10.00

Net investment income[2]	0.15		0.19		0.23		0.14	0.07
Net realized and unrealized gain (loss)	0.58		2.08		1.42		(0.48)	2.30

Net increase (decrease) from investment operations	0.73		2.27		1.65		(0.34)	2.37

Distributions from:[3]
Net investment income	(0.15)		(0.18)		(0.16)		(0.11)	(0.08)
Net realized gain	(0.92)		(0.44)		—		(0.00)[4]	(0.60)
Return of capital	—		—		(0.00)[4]		—	—

Total distributions	(1.07)		(0.62)		(0.16)		(0.11)	(0.68)

Net asset value, end of period	$14.04		$14.38		$12.73		$11.24	$11.69

Total Return[5]
Based on net asset value	5.08%		17.91%		14.77%		(2.93)%	23.68%	[6]

Ratios to Average Net Assets[7]
Total expenses	1.25%	[8,9]	1.35%	[8,9]	1.55%	[8,9]	2.57% [8,9]	24.26%	[10]

Total expenses after fees waived and/or reimbursed	1.19%	[8,9]	1.24%	[8,9]	1.25%	[8,9]	1.19% [8,9]	1.19%	[10]

Net investment income	1.04%	[8,9]	1.36%	[8,9]	1.84%	[8,9]	1.17% [8,9]	1.31%	[10]

Supplemental Data
Net assets, end of period (000)	$520		$560		$423		$22	$23

Portfolio turnover rate of the LifePath Master Portfolio	54%	[11]	38%	[11]	4%	[12]	35% [12]	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[8]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.49%, 0.52%, 0.82% and 2.71% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.16%, 0.11%, 0.11% and 0.16% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]	Annualized.

[11]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[12]

Excludes the LifePath Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, the portfolio turnover rate would have been 15% and 71% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

34	BLACKROCK FUNDS III	DECEMBER 31, 2014

Financial Highlights	LifePath 2055 Portfolio

	Institutional
	Year Ended December 31,							Period June 30, 2010[1] to December 31, 2010
	2014		2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$14.64		$12.74		$11.13		$11.85	$10.00

Net investment income[2]	0.23		0.30		0.27		0.23	0.10
Net realized and unrealized gain (loss)	0.63		2.36		1.56		(0.70)	2.45

Net increase (decrease) from investment operations	0.86		2.66		1.83		(0.47)	2.55

Distributions from:[3]
Net investment income	(0.23)		(0.26)		(0.21)		(0.16)	(0.09)
Net realized gain	(0.94)		(0.50)		(0.01)		(0.09)	(0.61)

Total distributions	(1.17)		(0.76)		(0.22)		(0.25)	(0.70)

Net asset value, end of period	$14.33		$14.64		$12.74		$11.13	$11.85

Total Return[4]
Based on net asset value	5.90%		20.99%		16.46%		(4.02)%	25.58%	[5]

Ratios to Average Net Assets[6]
Total expenses	0.82%	[7,8]	1.05%	[7,8]	2.00%	[7,8]	9.82% [7,8]	23.56%	[9]

Total expenses after fees waived and/or reimbursed	0.67%	[7,8]	0.74%	[7,8]	0.75%	[7,8]	0.69% [7,8]	0.66%	[9]

Net investment income	1.54%	[7,8]	2.11%	[7,8]	2.17%	[7,8]	1.94% [7,8]	1.78%	[9]

Supplemental Data
Net assets, end of period (000)	$6,773		$4,546		$1,981		$164	$24

Portfolio turnover rate of the LifePath Master Portfolio	48%	[10]	67%	[10]	7%	[11]	51% [11]	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.66%, 0.83%, 2.22% and 15.11% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.18%, 0.12%, 0.11% and 0.17% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[11]

Excludes the LifePath Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, the portfolio turnover rate would have been 27% and 95% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	35

Financial Highlights (continued)	LifePath 2055 Portfolio

	Investor A
	Year Ended December 31,							Period June 30, 2010[1] to December 31, 2010
	2014		2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$14.62		$12.73		$11.13		$11.85	$10.00

Net investment income[2]	0.20		0.28		0.23		0.16	0.09
Net realized and unrealized gain (loss)	0.62		2.34		1.56		(0.67)	2.46

Net increase (decrease) from investment operations	0.82		2.62		1.79		(0.51)	2.55

Distributions from:[3]
Net investment income	(0.20)		(0.23)		(0.18)		(0.12)	(0.09)
Net realized gain	(0.94)		(0.50)		(0.01)		(0.09)	(0.61)

Total distributions	(1.14)		(0.73)		(0.19)		(0.21)	(0.70)

Net asset value, end of period	$14.30		$14.62		$12.73		$11.13	$11.85

Total Return[4]
Based on net asset value	5.60%		20.71%		16.09%		(4.35)%	25.50%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.08%	[7,8]	1.30%	[7,8]	2.29%	[7,8]	8.94% [7,8]	23.83%	[9]

Total expenses after fees waived and/or reimbursed	0.92%	[7,8]	0.99%	[7,8]	1.00%	[7,8]	0.94% [7,8]	0.91%	[9]

Net investment income	1.32%	[7,8]	1.98%	[7,8]	1.88%	[7,8]	1.43% [7,8]	1.53%	[9]

Supplemental Data
Net assets, end of period (000)	$5,543		$3,951		$1,043		$163	$24

Portfolio turnover rate of the LifePath Master Portfolio	48%	[10]	67%	[10]	7%	[11]	51% [11]	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.66%, 0.82%, 2.28% and 12.56% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.18%, 0.12%, 0.11% and 0.17% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[11]

Excludes the LifePath Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, the portfolio turnover rate would have been 27% and 95% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

36	BLACKROCK FUNDS III	DECEMBER 31, 2014

Financial Highlights (continued)	LifePath 2055 Portfolio

	Investor C
	Year Ended December 31,							Period June 30, 2010[1] to December 31, 2010
	2014		2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$14.51		$12.64		$11.06		$11.82	$10.00

Net investment income[2]	0.08		0.15		0.13		0.10	0.04
Net realized and unrealized gain (loss)	0.62		2.35		1.56		(0.69)	2.45

Net increase (decrease) from investment operations	0.70		2.50		1.69		(0.59)	2.49

Distributions from:[3]
Net investment income	(0.09)		(0.13)		(0.10)		(0.08)	(0.06)
Net realized gain	(0.94)		(0.50)		(0.01)		(0.09)	(0.61)

Total distributions	(1.03)		(0.63)		(0.11)		(0.17)	(0.67)

Net asset value, end of period	$14.18		$14.51		$12.64		$11.06	$11.82

Total Return[4]
Based on net asset value	4.85%		19.81%		15.27%		(5.01)%	24.98%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.83%	[7,8]	2.06%	[7,8]	3.12%	[7,8]	11.00% [7,8]	24.62%	[9]

Total expenses after fees waived and/or reimbursed	1.67%	[7,8]	1.75%	[7,8]	1.75%	[7,8]	1.69% [7,8]	1.67%	[9]

Net investment income	0.56%	[7,8]	1.07%	[7,8]	1.05%	[7,8]	0.88% [7,8]	0.78%	[9]

Supplemental Data
Net assets, end of period (000)	$528		$313		$231		$109	$24

Portfolio turnover rate of the LifePath Master Portfolio	48%	[10]	67%	[10]	7%	[11]	51% [11]	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.66%, 0.83%, 2.42% and 14.29% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.18%, 0.12%, 0.11% and 0.17% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[11]

Excludes the LifePath Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, the portfolio turnover rate would have been 27% and 95% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	37

Financial Highlights (continued)	LifePath 2055 Portfolio

	Class K
	Year Ended December 31,							Period June 30, 2010[1] to December 31, 2010
	2014		2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$14.77		$12.77		$11.15		$11.86	$10.00

Net investment income[2]	0.30		0.22		0.35		0.23	0.12
Net realized and unrealized gain (loss)	0.62		2.54		1.52		(0.66)	2.46

Net increase (decrease) from investment operations	0.92		2.76		1.87		(0.43)	2.58

Distributions from:[3]
Net investment income	(0.26)		(0.26)		(0.24)		(0.19)	(0.11)
Net realized gain	(0.94)		(0.50)		(0.01)		(0.09)	(0.61)

Total distributions	(1.20)		(0.76)		(0.25)		(0.28)	(0.72)

Net asset value, end of period	$14.49		$14.77		$12.77		$11.15	$11.86

Total Return[4]
Based on net asset value	6.26%		21.74%		16.83%		(3.71)%	25.84%	[5]

Ratios to Average Net Assets[6]
Total expenses	0.46%	[7,8]	0.75%	[7,8]	1.27%	[7,8]	9.68% [7,8]	23.20%	[9]

Total expenses after fees waived and/or reimbursed	0.32%	[7,8]	0.38%	[7,8]	0.40%	[7,8]	0.33% [7,8]	0.31%	[9]

Net investment income	1.93%	[7,8]	1.61%	[7,8]	2.80%	[7,8]	1.99% [7,8]	2.14%	[9]

Supplemental Data
Net assets, end of period (000)	$29		$30		$448		$22	$24

Portfolio turnover rate of the LifePath Master Portfolio	48%	[10]	67%	[10]	7%	[11]	51% [11]	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.65%, 0.95%, 1.71% and 16.23% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.18%, 0.12%, 0.11% and 0.17% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[11]

Excludes the LifePath Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, the portfolio turnover rate would have been 27% and 95% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

38	BLACKROCK FUNDS III	DECEMBER 31, 2014

Financial Highlights (concluded)	LifePath 2055 Portfolio

	Class R
	Year Ended December 31,							Period June 30, 2010[1] to December 31, 2010
	2014		2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$14.62		$12.72		$11.12		$11.84	$10.00

Net investment income[2]	0.15		0.22		0.19		0.13	0.07
Net realized and unrealized gain (loss)	0.63		2.37		1.56		(0.66)	2.46

Net increase (decrease) from investment operations	0.78		2.59		1.75		(0.53)	2.53

Distributions from:[3]
Net investment income	(0.14)		(0.19)		(0.14)		(0.10)	(0.08)
Net realized gain	(0.94)		(0.50)		(0.01)		(0.09)	(0.61)

Total distributions	(1.08)		(0.69)		(0.15)		(0.19)	(0.69)

Net asset value, end of period	$14.32		$14.62		$12.72		$11.12	$11.84

Total Return[4]
Based on net asset value	5.37%		20.44%		15.75%		(4.54)%	25.33%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.32%	[7,8]	1.56%	[7,8]	2.75%	[7,8]	10.53% [7,8]	24.09%	[9]

Total expenses after fees waived and/or reimbursed	1.17%	[7,8]	1.25%	[7,8]	1.25%	[7,8]	1.18% [7,8]	1.16%	[9]

Net investment income	0.98%	[7,8]	1.58%	[7,8]	1.53%	[7,8]	1.14% [7,8]	1.29%	[9]

Supplemental Data
Net assets, end of period (000)	$118		$106		$59		$22	$24

Portfolio turnover rate of the LifePath Master Portfolio	48%	[10]	67%	[10]	7%	[11]	51% [11]	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.65%, 0.84%, 2.60% and 16.23% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.18%, 0.12%, 0.11% and 0.17% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[11]

Excludes the LifePath Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, the portfolio turnover rate would have been 27% and 95% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	39

Notes to Financial Statements

1. Organization:

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The financial statements and these accompanying notes relate to four series of the Trust, LifePath® 2025 Portfolio, LifePath® 2035 Portfolio, LifePath® 2045 Portfolio and LifePath® 2055 Portfolio (each, a “LifePath Portfolio” and collectively, the “LifePath Portfolios”). Each LifePath Portfolio seeks to achieve its investment objective by investing all of its assets in a separate series of Master Investment Portfolio (“MIP”): LifePath® 2025 Master Portfolio, LifePath® 2035 Master Portfolio, LifePath® 2045 Master Portfolio and LifePath® 2055 Master Portfolio (each, a “LifePath Master Portfolio” and collectively, the “LifePath Master Portfolios”). Each LifePath Master Portfolio has the same or substantially similar investment objective as its corresponding LifePath Portfolio. The performance of a LifePath Portfolio is directly affected by the performance of the corresponding LifePath Master Portfolio.

The value of each LifePath Portfolio’s investment in its corresponding LifePath Master Portfolio reflects that LifePath Portfolio’s proportionate interest in the net assets of that LifePath Master Portfolio (99.98%, 99.97%, 99.95%, and 99.86%, for LifePath® 2025 Portfolio, LifePath® 2035 Portfolio, LifePath® 2045 Portfolio and LifePath® 2055 Portfolio, respectively, as of December 31, 2014). As such, the financial statements of each corresponding LifePath Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with each LifePath Portfolio’s financial statements.

Each LifePath Portfolio offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that each bears certain expenses and has a right of conversion as outlined below. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are available only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures. For distribution and service fee breakdown see Note 3.

Share Name	Initial Sales Charge	CDSC	Conversion
Institutional, Class K and Class R	No	No	None
Investor A	Yes	No	None
Investor C	No	Yes	None

2. Significant Accounting Policies:

The LifePath Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each LifePath Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the LifePath Portfolios:

Valuation: The LifePath Portfolios’ investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the LifePath Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The LifePath Portfolios’ policy is to fair value its financial instruments at market value. Each LifePath Portfolio records its investment in the LifePath Master Portfolio at fair value based on the LifePath Portfolio’s proportionate interest in the net assets of the LifePath Master Portfolio. Valuation of securities held by the applicable LifePath Master Portfolio is discussed in Note 2 of the LifePath Master Portfolios’ Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from each Lifepath Master Portfolio are accounted on a trade date basis. Each LifePath Portfolio records daily its proportionate share of the Lifepath Master Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, each LifePath Portfolio accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to a LifePath Portfolio or its classes are charged to that LifePath Portfolio or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the LifePath Portfolios and other shared expenses prorated to the LifePath Portfolios are allocated daily to each class based on its relative net assets or other appropriate methods.

3. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the LifePath Portfolios, entered into an Administration Agreement with BlackRock Advisors LLC (“BAL” or the “Administrator”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the LifePath Portfolios’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and

40	BLACKROCK FUNDS III	DECEMBER 31, 2014

Notes to Financial Statements (continued)

other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the LifePath Portfolios. BAL is entitled to receive for these administration services an annual fee of 0.50% based on the average daily net assets of each LifePath Portfolio’s Institutional, Investor A, Investor C and Class R Shares and 0.15% based on the average daily net assets of the Class K Shares.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of a LifePath Portfolio and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

The fees and expenses of the Trust’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Trust’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the LifePath Portfolios. BAL has contractually agreed to provide an offsetting credit against the administration fees paid by the LifePath Portfolios in an amount equal to the independent expenses through April 30, 2024. These amounts are included in fees waived by administrator in the Statements of Operations.

The Trust, on behalf of the LifePath Portfolios, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each LifePath Portfolio pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each LifePath Portfolio as follows:

	Investor A	Investor C	Class R
Service Fee	0.25%	0.25%	0.25%
Distribution Fee	—	0.75%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each LifePath Portfolio. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor C and Class R shareholders.

For the year ended December 31, 2014, affiliates earned underwriting discounts, direct commissions and/or dealer concessions on sales of each LifePath Portfolio’s Investor A Shares as follows:

Investor A
LifePath 2025 Portfolio	$525
LifePath 2035 Portfolio	$1,185
LifePath 2045 Portfolio	$741
LifePath 2055 Portfolio	$256

For the year ended December 31, 2014, affiliates received CDSCs relating to transactions in Investor C Shares as follows:

Investor C
LifePath 2025 Portfolio	$139
LifePath 2035 Portfolio	$107
LifePath 2045 Portfolio	$35
LifePath 2055 Portfolio	$14

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates.

4. Income Tax Information:

It is each LifePath Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each LifePath Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each LifePath Portfolio’s U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on each LifePath Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the LifePath Portfolios’ facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

The tax character of distributions paid was as follows:

		LifePath 2025 Portfolio	LifePath 2035 Portfolio	LifePath 2045 Portfolio	LifePath 2055 Portfolio
Ordinary income	12/31/14	$1,673,511	$1,429,966	$821,156	$302,050
	12/31/13	$988,685	$946,846	$558,184	$212,120
Long-term capital gains	12/31/14	$3,041,525	$2,866,235	$1,801,214	$676,426
	12/31/13	$1,066,479	$1,005,062	$553,912	$214,476

Total	12/31/14	$4,715,036	$4,296,201	$2,622,370	$978,476

	12/31/13	$2,055,164	$1,951,908	$1,112,096	$426,596

BLACKROCK FUNDS III	DECEMBER 31, 2014	41

Notes to Financial Statements (continued)

As of December 31, 2014, the tax components of accumulated net earnings were as follows:

	LifePath 2025 Portfolio	LifePath 2035 Portfolio	LifePath 2045 Portfolio	LifePath 2055 Portfolio
Undistributed ordinary income	$161,600	$96,926	$37,715	$3,439
Undistributed long-term capital gains	267,767	282,846	223,272	80,235
Net unrealized gains[1]	2,166,466	2,057,528	1,282,488	522,500

Total	$2,595,833	$2,437,300	$1,543,475	$606,174

[1]	The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the timing and recognition of partnership income.

5. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
LifePath 2025 Portfolio	Shares	Amount	Shares	Amount
Institutional
Shares sold	901,653	$12,046,203	910,890	$11,678,883
Shares issued to shareholders in reinvestment of distributions	141,562	1,840,363	71,520	929,057
Shares redeemed	(1,171,103)	(15,610,001)	(305,527)	(3,902,687)

Net increase (decrease)	(127,888)	$(1,723,435)	676,883	$8,705,253

Investor A
Shares sold	1,249,072	$16,755,157	1,379,851	$17,654,190
Shares issued to shareholders in reinvestment of distributions	195,900	2,536,696	78,021	1,014,304
Shares redeemed	(898,439)	(12,003,995)	(387,778)	(4,980,463)

Net increase	546,533	$7,287,858	1,070,094	$13,688,031

Investor C
Shares sold	155,070	$2,059,006	116,081	$1,459,235
Shares issued to shareholders in reinvestment of distributions	14,181	182,113	4,488	58,322
Shares redeemed	(98,326)	(1,304,067)	(49,266)	(624,070)

Net increase	70,925	$937,052	71,303	$893,487

Class K
Shares sold	98,832	$1,339,988	19,099	$238,039
Shares issued to shareholders in reinvestment of distributions	2,723	35,904	223	2,890
Shares redeemed	(84,601)	(1,143,088)	(170,353)	(2,127,170)

Net increase (decrease)	16,954	$232,804	(151,031)	$(1,886,241)

Class R
Shares sold	79,505	$1,064,199	27,356	$348,501
Shares issued to shareholders in reinvestment of distributions	8,934	115,827	3,703	48,160
Shares redeemed	(70,180)	(949,152)	(23,003)	(295,490)

Net increase	18,259	$230,874	8,056	$101,171

Total Net Increase	524,783	$6,965,153	1,675,305	$21,501,701

LifePath 2035 Portfolio
Institutional
Shares sold	698,213	$9,795,954	740,049	$9,845,867
Shares issued to shareholders in reinvestment of distributions	130,961	1,786,762	71,222	971,741
Shares redeemed	(806,981)	(11,297,194)	(221,883)	(2,983,707)

Net increase	22,193	$285,522	589,388	$7,833,901

42	BLACKROCK FUNDS III	DECEMBER 31, 2014

Notes to Financial Statements (continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013
LifePath 2035 Portfolio (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares sold	1,234,302	$17,374,827	1,082,238	$14,392,856
Shares issued to shareholders in reinvestment of distributions	171,287	2,328,481	67,127	917,237
Shares redeemed	(646,590)	(9,069,583)	(389,781)	(5,222,768)

Net increase	758,999	$10,633,725	759,584	$10,087,325

Investor C
Shares sold	102,383	$1,438,909	49,884	$658,815
Shares issued to shareholders in reinvestment of distributions	8,787	118,207	2,819	38,417
Shares redeemed	(49,907)	(702,265)	(20,393)	(271,810)

Net increase	61,263	$854,851	32,310	$425,422

Class K
Shares sold	38,968	$566,459	10,830	$140,226
Shares issued to shareholders in reinvestment of distributions	1,074	15,129	216	2,987
Shares redeemed	(36,710)	(531,744)	(163,508)	(2,100,718)

Net increase (decrease)	3,332	$49,844	(152,462)	$(1,957,505)

Class R
Shares sold	40,609	$573,114	8,771	$117,450
Shares issued to shareholders in reinvestment of distributions	3,008	41,022	1,295	17,735
Shares redeemed	(34,879)	(494,583)	(4,357)	(57,644)

Net increase	8,738	$119,553	5,709	$77,541

Total Net Increase	854,525	$11,943,495	1,234,529	$16,466,684

LifePath 2045 Portfolio
Institutional
Shares sold	568,413	$8,346,244	396,631	$5,456,579
Shares issued to shareholders in reinvestment of distributions	86,364	1,232,981	40,187	571,955
Shares redeemed	(430,563)	(6,275,685)	(99,645)	(1,374,380)

Net increase	224,214	$3,303,540	337,173	$4,654,154

Investor A
Shares sold	607,385	$8,947,428	628,813	$8,648,688
Shares issued to shareholders in reinvestment of distributions	87,027	1,239,384	33,636	479,804
Shares redeemed	(264,546)	(3,908,096)	(170,437)	(2,394,296)

Net increase	429,866	$6,278,716	492,012	$6,734,196

Investor C
Shares sold	60,642	$879,755	42,933	$585,924
Shares issued to shareholders in reinvestment of distributions	7,168	100,693	2,435	34,513
Shares redeemed	(21,880)	(319,032)	(16,372)	(224,050)

Net increase	45,930	$661,416	28,996	$396,387

Class K
Shares sold	23,669	$360,858	4,602	$60,397
Shares issued to shareholders in reinvestment of distributions	365	5,506	—	—
Shares redeemed	(24,034)	(362,768)	(57,204)	(754,045)

Net increase (decrease)	—	$3,596	(52,602)	$(693,648)

BLACKROCK FUNDS III	DECEMBER 31, 2014	43

Notes to Financial Statements (concluded)

	Year Ended December 31, 2014		Year Ended December 31, 2013
LifePath 2045 Portfolio (concluded)	Shares	Amount	Shares	Amount
Class R
Shares sold	22,356	$328,462	15,097	$206,233
Shares issued to shareholders in reinvestment of distributions	2,594	37,089	1,538	21,914
Shares redeemed	(26,829)	(396,904)	(10,897)	(150,113)

Net increase (decrease)	(1,879)	$(31,353)	5,738	$78,034

Total Net Increase	698,131	$10,215,915	811,317	$11,169,123

LifePath 2055 Portfolio
Institutional
Shares sold	348,366	$5,205,213	222,162	$3,099,013
Shares issued to shareholders in reinvestment of distributions	35,626	518,300	15,051	217,965
Shares redeemed	(221,931)	(3,307,959)	(82,107)	(1,170,226)

Net Increase	162,061	$2,415,554	155,106	$2,146,752

Investor A
Shares sold	247,660	$3,708,400	283,425	$3,951,050
Shares issued to shareholders in reinvestment of distributions	28,241	409,734	13,033	189,060
Shares redeemed	(158,705)	(2,392,815)	(108,060)	(1,525,606)

Net increase	117,196	$1,725,319	188,398	$2,614,504

Investor C
Shares sold	28,126	$413,363	14,909	$204,036
Shares issued to shareholders in reinvestment of distributions	2,346	33,663	826	11,931
Shares redeemed	(14,822)	(219,461)	(12,437)	(164,529)

Net increase	15,650	$227,565	3,298	$51,438

Class K
Shares sold	11,181	$174,276	9,086	$119,761
Shares issued to shareholders in reinvestment of distributions	176	2,712	—	—
Shares redeemed	(11,357)	(175,350)	(42,186)	(563,906)

Net increase (decrease)	—	$1,638	(33,100)	$(444,145)

Class R
Shares sold	8,973	$134,484	2,885	$40,466
Shares issued to shareholders in reinvestment of distributions	507	7,425	231	3,355
Shares redeemed	(8,476)	(128,490)	(519)	(7,331)

Net increase	1,004	$13,419	2,597	$36,490

Total Net Increase	295,911	$4,383,495	316,299	$4,405,039

At December 31, 2014, shares owned by affiliates were as follows:

	LifePath 2025 Portfolio	LifePath 2035 Portfolio	LifePath 2045 Portfolio	LifePath 2055 Portfolio
Investor C	—	2,000	2,000	2,000
Class K	2,006	2,004	2,003	2,001
Class R	2,002	2,000	2,000	2,000

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the LifePath Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

44	BLACKROCK FUNDS III	DECEMBER 31, 2014

Report of Independent Registered Public Accounting Firm	BlackRock Funds III

To the Board of Trustees of BlackRock Funds III and the Shareholders of LifePath® 2025 Portfolio, LifePath® 2035 Portfolio, LifePath® 2045 Portfolio and LifePath® 2055 Portfolio:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of LifePath® 2025 Portfolio, LifePath® 2035 Portfolio, LifePath® 2045 Portfolio and LifePath® 2055 Portfolio (the “Funds”), each a series of BlackRock Funds III, at December 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 23, 2015

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid during the taxable year ended December 31, 2014:

	Payable Dates	LifePath 2025 Portfolio	LifePath 2035 Portfolio	LifePath 2045 Portfolio	LifePath 2055 Portfolio
Qualified Dividend Income for Individuals[1]	4/02/14 - 01/02/15	40.01%	49.35%	58.62%	65.50%
Dividends Qualifying for the Dividend Received Deduction for Corporations[1]	4/02/14 - 01/02/15	20.37%	24.50%	28.59%	31.22%
Federal Obligation Interest[2]	4/02/14 - 01/02/15	2.76%	1.87%	1.14%	—
Interest-Related Dividends and Qualified Short-Term Capital Gains for Non-U.S. Residents[3]	4/02/14 - 01/02/15	68.56%	62.06%	55.80%	50.55%

[1]	The LifePath Portfolios hereby designate the percentage indicated above or the maximum amount allowable by law.

[2]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

[3]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the LifePath Portfolios distributed long-term capital gains per share to shareholders of record on the following dates:

Record Dates	June 27, 2014	December 30, 2014
LifePath 2025 Portfolio	$0.081761	$0.552450
LifePath 2035 Portfolio	$0.095825	$0.627686
LifePath 2045 Portfolio	$0.122015	$0.652923
LifePath 2055 Portfolio	$0.127168	$0.664182

BLACKROCK FUNDS III	DECEMBER 31, 2014	45

Master Portfolio Information as of December 31, 2014	Master Investment Portfolio

LifePath® 2025 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	65%
Fixed Income Funds	35

Ten Largest Holdings	Percent of Affiliated Investment Companies

CoreAlpha Bond Master Portfolio	31%
Active Stock Master Portfolio	25
International Tilts Master Portfolio	12
Russell 1000® Index Master Portfolio	9
iShares TIPS Bond ETF	5
BlackRock Emerging Markets Fund, Inc.	4
BlackRock Commodity Strategies Fund	4
Master Small Cap Index Series	3
iShares Cohen & Steers REIT ETF	3
iShares International Developed Real Estate ETF	3

LifePath® 2035 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	86%
Fixed Income Funds	14

Ten Largest Holdings	Percent of Affiliated Investment Companies

Active Stock Master Portfolio	28%
International Tilts Master Portfolio	16
Russell 1000® Index Master Portfolio	16
CoreAlpha Bond Master Portfolio	14
iShares Cohen & Steers REIT ETF	5
BlackRock Emerging Markets Fund, Inc.	5
iShares International Developed Real Estate ETF	5
BlackRock Commodity Strategies Fund	4
iShares MSCI EAFE Small-Cap ETF	2
Master Small Cap Index Series	2

The LifePath Master Portfolios’ allocation and holdings listed above are current as of the report date. However, the LifePath Master Portfolios are regularly monitored and their composition may vary throughout various periods.

46	BLACKROCK FUNDS III	DECEMBER 31, 2014

Master Portfolio Information as of December 31, 2014 (concluded)	Master Investment Portfolio

LifePath® 2045 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	99%
Fixed Income Funds	1

Ten Largest Holdings	Percent of Affiliated Investment Companies

Active Stock Master Portfolio	31%
International Tilts Master Portfolio	18
Russell 1000® Index Master Portfolio	18
iShares Cohen & Steers REIT ETF	7
BlackRock Emerging Markets Fund, Inc.	6
iShares International Developed Real Estate ETF	6
BlackRock Commodity Strategies Fund	4
Master Small Cap Index Series	3
iShares MSCI EAFE Small-Cap ETF	3
CoreAlpha Bond Master Portfolio	2

LifePath® 2055 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	100%

Ten Largest Holdings	Percent of Affiliated Investment Companies

Active Stock Master Portfolio	36%
International Tilts Master Portfolio	19
Russell 1000® Index Master Portfolio	13
iShares Cohen & Steers REIT ETF	7
iShares International Developed Real Estate ETF	6
BlackRock Emerging Markets Fund, Inc.	6
BlackRock Commodity Strategies Fund	4
iShares MSCI EAFE Small-Cap ETF	3
Master Small Cap Index Series	3
iShares MSCI Canada ETF	2

The LifePath Master Portfolios’ allocation and holdings listed above are current as of the report date. However, the LifePath Master Portfolios are regularly monitored and their composition may vary throughout various periods.

BLACKROCK FUNDS III	DECEMBER 31, 2014	47

Schedule of Investments December 31, 2014	LifePath 2025 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 64.4%
Active Stock Master Portfolio	$15,992,282	$15,992,282
BlackRock Commodity Strategies Fund	297,619	2,410,714
BlackRock Emerging Markets Fund, Inc.	125,241	2,440,953
International Tilts Master Portfolio	$7,554,212	7,554,212
iShares Cohen & Steers REIT ETF	19,497	1,888,089
iShares International Developed Real Estate ETF	53,688	1,612,788
iShares MSCI Canada ETF	27,681	798,874
iShares MSCI EAFE Small-Cap ETF	24,879	1,162,098
Master Small Cap Index Series	$1,907,031	1,907,031
Russell 1000® Index Master Portfolio	$5,483,712	5,483,712

		41,250,753
Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds — 35.2%
CoreAlpha Bond Master Portfolio	$19,692,253	$19,692,253
iShares TIPS Bond ETF	25,680	2,876,417

		22,568,670
Short-Term Securities — 0.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.15% (b)	39,034	39,034
Total Affiliated Investment Companies (Cost — $61,202,914) — 99.7%		63,858,457
Other Assets Less Liabilities — 0.3%		215,948

Net Assets — 100.0%		$64,074,405

Notes to Schedule of Investments

(a)	During the year ended December 31, 2014, investments in issuers considered to be an affiliate of LifePath Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2013	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2014	Value at December 31, 2014	Income	Realized Gain (Loss)
Active Stock Master Portfolio	$16,200,209	—		$(207,927)[1]	$15,992,282	$15,992,282	$272,630	$2,520,405
ACWI ex-US Index Master Portfolio[2]	$3,441,408	—		$(3,441,408)[1]	—	—	$20,276	$194,776
BlackRock Cash Funds: Institutional, SL Agency Shares	878,780	—		(839,746)[1]	39,034	$39,034	$230	—
BlackRock Cash Funds: Prime, SL Agency Shares[2]	139,240	—		(139,240)[1]	—	—	$987	—
BlackRock Commodity Strategies Fund	230,922	94,863		(28,166)	297,619	$2,410,714	$561	$(22,842)
BlackRock Emerging Markets Fund, Inc.	51,487	89,468		(15,714)	125,241	$2,440,953	$13,952	$3,010
CoreAlpha Bond Master Portfolio	$20,623,592	—		$(931,339)[1]	$19,692,253	$19,692,253	$592,046	$373,800
International Tilts Master Portfolio	$3,511,358	$4,042,854	[3]	—	$7,554,212	$7,554,212	$193,226	$(114,403)
iShares Cohen & Steers REIT ETF	15,153	9,701		(5,357)	19,497	$1,888,089	$52,778	$51,146
iShares International Developed Real Estate ETF	41,657	28,859		(16,828)	53,688	$1,612,788	$52,909	$(47,584)
iShares MSCI Canada ETF	20,187	9,864		(2,370)	27,681	$798,874	$16,135	$3,773
iShares MSCI EAFE ETF[2]	4,629	—		(4,629)	—	—	—	$77,882
iShares MSCI EAFE Small-Cap ETF	18,607	9,445		(3,173)	24,879	$1,162,098	$29,803	$1,178
iShares MSCI Emerging Markets ETF[2]	3,183	—		(3,183)	—	—	—	$3,782
iShares TIPS Bond ETF	26,539	10,776		(11,635)	25,680	$2,876,417	$57,248	$(85,946)
Master Small Cap Index Series	$2,253,163	—		$(346,132)[1]	$1,907,031	$1,907,031	$31,579	$97,551
Russell 1000® Index Master Portfolio	$1,991,780	$3,491,932	[3]	—	$5,483,712	$5,483,712	$66,228	$(1,860)
[1] Represents net shares/beneficial interest sold.
[2] No longer held by the LifePath Mater Portfolio as of report date.
[3] Represents net shares/beneficial interest purchased.

(b)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that LifePath Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including LifePath Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with LifePath Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about LifePath Master Portfolio’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

48	BLACKROCK FUNDS III	DECEMBER 31, 2014

Schedule of Investments (concluded)	LifePath 2025 Master Portfolio

As of December 31, 2014, the following table summarizes LifePath Master Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$13,228,967	$50,629,490	—	$63,858,457

During the year ended December 31, 2014, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	49

Schedule of Investments December 31, 2014	LifePath 2035 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 85.3%
Active Stock Master Portfolio	$15,858,279	$15,858,279
BlackRock Commodity Strategies Fund	266,087	2,155,307
BlackRock Emerging Markets Fund, Inc.	147,219	2,869,298
International Tilts Master Portfolio	$8,798,849	8,798,849
iShares Cohen & Steers REIT ETF	30,677	2,970,761
iShares International Developed Real Estate ETF	84,556	2,540,062
iShares MSCI Canada ETF	32,043	924,761
iShares MSCI EAFE Small-Cap ETF	28,911	1,350,433
Master Small Cap Index Series	$1,338,461	1,338,461
Russell 1000® Index Master Portfolio	$8,787,621	8,787,621

		47,593,832
Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds — 14.4%
CoreAlpha Bond Master Portfolio	$7,576,096	$7,576,096
iShares TIPS Bond ETF	3,848	431,014

		8,007,110
Short-Term Securities
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.15% (b)	105,615	105,615

		105,615
Total Affiliated Investment Companies (Cost — $53,146,212) — 99.9%		55,706,557
Other Assets Less Liabilities — 0.1%		56,018

Net Assets — 100.0%		$55,762,575

Notes to Schedule of Investments

(a)	During the year ended December 31, 2014, investments in issuers considered to be an affiliate of the Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2013	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2014	Value at December 31, 2014	Income	Realized Gain (Loss)
Active Stock Master Portfolio	$15,692,296	$165,983	[1]	—	$15,858,279	$15,858,279	$272,129	$2,436,781
ACWI ex-US Index Master Portfolio[3]	$3,491,240	—		(3,491,240)[2]	—	—	$21,011	$204,108
BlackRock Cash Funds: Institutional, SL Agency Shares	197,195	—		(91,580)[2]	105,615	$105,615	$85	—
BlackRock Cash Funds: Prime, SL Agency Shares[3]	22,990	—		(22,990)[2]	—	—	$843	—
BlackRock Commodity Strategies Fund	185,770	104,950		(24,633)	266,087	$2,155,307	$501	$(23,487)
BlackRock Emerging Markets Fund, Inc.	49,659	111,549		(13,989)	147,219	$2,869,298	$16,127	$(403)
CoreAlpha Bond Master Portfolio	$10,906,911	—		$(3,330,815)[2]	$7,576,096	$7,576,096	$332,631	$218,221
International Tilts Master Portfolio	$3,382,020	$5,416,829	[1]	—	$8,798,849	$8,798,849	$201,782	$(139,334)
iShares Cohen & Steers REIT ETF	19,728	17,813		(6,864)	30,677	$2,970,761	$76,101	$64,885
iShares International Developed Real Estate ETF	55,507	49,840		(20,791)	84,556	$2,540,062	$76,615	$(64,801)
iShares MSCI Canada ETF	19,860	13,305		(1,122)	32,043	$924,761	$18,148	$530
iShares MSCI EAFE ETF[3]	2,162	—		(2,162)	—	—	—	$36,763
iShares MSCI EAFE Small-Cap ETF	17,921	13,442		(2,452)	28,911	$1,350,433	$33,179	$2,797
iShares MSCI Emerging Markets ETF[3]	2,166	—		(2,166)	—	—	—	$3,010
iShares TIPS Bond ETF	8,983	3,492		(8,627)	3,848	$431,014	$20,392	$(27,590)
Master Small Cap Index Series	$1,350,347	—		$(11,886)[2]	$1,338,461	$1,338,461	$21,135	$59,739
Russell 1000 Index Master Portfolio	$1,842,488	$6,945,133	[1]	—	$8,787,621	$8,787,621	$86,870	$(2,875)
[1] Represents net shares/beneficial interest purchased.
[2] Represents net shares/beneficial interest sold.
[3] No longer held by the LifePath Master Portfolio as of report date.

(b)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that LifePath Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including LifePath Master Portfolio’s own assumptions used in determining the fair value of investments)

See Notes to Financial Statements.

50	BLACKROCK FUNDS III	DECEMBER 31, 2014

Schedule of Investments (concluded)	LifePath 2035 Master Portfolio

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with LifePath Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the LifePath Master Portfolio’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

As of December 31, 2014, the following table summarizes LifePath Master Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$13,347,251	$42,359,306	—	$55,706,557

During the year ended December 31, 2014, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	51

Schedule of Investments December 31, 2014	LifePath 2045 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 97.7%
Active Stock Master Portfolio	$10,880,891	$10,880,891
BlackRock Commodity Strategies Fund	178,939	1,449,403
BlackRock Emerging Markets Fund, Inc.	104,984	2,046,134
International Tilts Master Portfolio	$6,367,614	6,367,614
iShares Cohen & Steers REIT ETF	25,214	2,441,724
iShares International Developed Real Estate ETF	69,082	2,075,223
iShares MSCI Canada ETF	23,208	669,783
iShares MSCI EAFE Small-Cap ETF	20,569	960,778
Master Small Cap Index Series	$865,739	865,739
Russell 1000® Index Master Portfolio	$6,174,176	6,174,176

		33,931,465
Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds — 1.8%
CoreAlpha Bond Master Portfolio	$644,004	$644,004
Short-Term Securities
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.15% (a)(b)	75,058	75,058
Total Affiliated Investment Companies (Cost — $32,998,490) — 99.7%		34,650,527
Other Assets Less Liabilities — 0.3%		91,237

Net Assets — 100.0%		$34,741,764

Notes to Schedule of Investments

(a)	During the year ended December 31, 2014, investments in issuers considered to be an affiliate of LifePath Master Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2013	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2014	Value at December 31, 2014	Income	Realized Gain (Loss)
Active Stock Master Portfolio	$9,802,020	$1,078,871	[1]		$10,880,891	$10,880,891	$178,882	$1,511,700
ACWI ex-US Index Master Portfolio[2]	$2,401,366	—		$(2,401,366)[3]	—	—	$15,850	$128,671
BlackRock Cash Funds: Institutional, SL Agency Shares	265,609	—		(190,551)[3]	75,058	$75,058	$239	—
BlackRock Cash Funds: Prime, SL Agency Shares[2]	35,707	—		(35,707)[3]	—	—	$725	—
BlackRock Commodity Strategies Fund	104,395	87,920		(13,376)	178,939	$1,449,403	$337	$(13,734)
BlackRock Emerging Markets Fund, Inc.	32,449	82,214		(9,679)	104,984	$2,046,134	$11,728	$(2,526)
CoreAlpha Bond Master Portfolio	$3,788,075	—		$(3,144,071)[3]	$644,004	$644,004	$115,389	$84,044
International Tilts Master Portfolio	$2,238,771	$4,128,843	[1]	—	$6,367,614	$6,367,614	$137,115	$(105,096)
iShares Cohen & Steers REIT ETF	14,280	16,390		(5,456)	25,214	$2,441,724	$59,510	$51,959
iShares International Developed Real Estate ETF	40,655	43,561		(15,134)	69,082	$2,075,223	$58,741	$(46,351)
iShares MSCI Canada ETF	12,795	11,517		(1,104)	23,208	$669,783	$12,804	$573
iShares MSCI EAFE ETF[2]	966	—		(966)	—	—	—	$15,564
iShares MSCI EAFE Small-Cap ETF	10,610	12,419		(2,460)	20,569	$960,778	$22,985	$3,526
iShares MSCI Emerging Markets ETF[2]	855	—		(855)	—	—	—	$1,640
Master Small Cap Index Series	$585,447	$280,292	[1]	—	$865,739	$865,739	$10,392	$23,193
Russell 1000® Index Master Portfolio	$1,631,516	$4,542,660	[1]	—	$6,174,176	$6,174,176	$65,684	$(951)
[1] Represents net sharers/beneficial interest purchased. [2] No longer held by the LifePath Master Portfolio as of report date.
[3] Represents net shares/beneficial interest sold.

(b)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that LifePath Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including LifePath Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with LifePath Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about LifePath Master Portfolio’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

52	BLACKROCK FUNDS III	DECEMBER 31, 2014

Schedule of Investments (concluded)	LifePath 2045 Master Portfolio

As of December 31, 2014, the following table summarizes LifePath Master Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$9,718,103	$24,932,424	—	$34,650,527

Durning the year ended December 31, 2014, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	53

Schedule of Investments December 31, 2014	LifePath 2055 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 98.6%
Active Stock Master Portfolio	$4,678,399	$4,678,399
BlackRock Commodity Strategies Fund	68,577	555,475
BlackRock Emerging Markets Fund, Inc.	40,487	789,089
International Tilts Master Portfolio	$2,416,757	2,416,757
iShares Cohen & Steers REIT ETF	9,602	929,858
iShares International Developed Real Estate ETF	26,550	797,562
iShares MSCI Canada ETF	8,714	251,486
iShares MSCI EAFE Small-Cap ETF	7,943	371,018
Master Small Cap Index Series	$342,105	342,105
Russell 1000® Index Master Portfolio	$1,751,127	1,751,127

		12,882,876
Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds — 0.9%
CoreAlpha Bond Master Portfolio	$115,070	$115,070
Short-Term Securities — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.15% (b)	25,991	25,991
Total Affiliated Investment Companies (Cost — $12,340,383) — 99.7%		13,023,937
Other Assets Less Liabilities — 0.3%		32,960

Net Assets — 100.0%		$13,056,897

Notes to Schedule of Investments

(a)	During the year ended December 31, 2014, Investments in issuers considered to be an affiliate of the LifePath Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2013	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2014	Value at December 31, 2014	Income	Realized Gain (Loss)
Active Stock Master Portfolio	$3,613,769	$1,064,630	[1]	—	$4,678,399	$4,678,399	$71,438	$565,660
ACWI ex-US Index Master Portfolio[3]	$873,314	—		$(873,314)[2]	—	—	$4,988	$56,493
BlackRock Cash Funds: Institutional, SL Agency Shares	25,947	44	[1]	—	25,991	$25,991	$49	—
BlackRock Cash Funds: Prime, SL Agency Shares[3]	460	—		(460)[2]	—	—	$451	—
BlackRock Commodity Strategies Fund	39,004	35,792		(6,219)	68,577	$555,475	$130	$(7,709)
BlackRock Emerging Markets Fund, Inc.	14,149	31,865		(5,527)	40,487	$789,089	$4,539	$(569)
CoreAlpha Bond Master Portfolio	$405,498	—		$(290,428)[2]	$115,070	$115,070	$13,466	$9,647
International Tilts Master Portfolio	$941,978	$1,474,779	[1]		$2,416,757	$2,416,757	$57,549	$(36,804)
iShares Cohen & Steers REIT ETF	6,422	5,477		(2,297)	9,602	$929,858	$25,840	$23,609
iShares International Developed Real Estate ETF	18,191	15,839		(7,480)	26,550	$797,562	$26,321	$(23,763)
iShares MSCI Canada ETF	4,965	4,444		(695)	8,714	$251,486	$5,144	$(44)
iShares MSCI EAFE Small-Cap ETF	4,611	4,064		(732)	7,943	$371,018	$9,256	$1,371
Master Small Cap Index Series	$185,783	$156,322	[1]	—	$342,105	$342,105	$3,542	$6,840
Russell 1000® Index Master Portfolio	$843,407	$907,720	[1]	—	$1,751,127	$1,751,127	$27,577	$61
[1] Represents net shares/beneficial interest purchased.
[2] Represents net shares/beneficial interest sold.
[3] No longer held by the LifePath Master Portfolio as of report date.

(b)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that LifePath Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including LifePath Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with LifePath Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about LifePath Master Portfolio’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

The following table summarizes LifePath Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$3,720,479	$9,303,458	—	$13,023,937

During the year ended December 31, 2014, there were no transfers between levels.

See Notes to Financial Statements.

54	BLACKROCK FUNDS III	DECEMBER 31, 2014

Statements of Assets and Liabilities	Master Investment Portfolio

December 31, 2014	LifePath 2025 Master Portfolio	LifePath 2035 Master Portfolio	LifePath 2045 Master Portfolio	LifePath 2055 Master Portfolio

Assets
Investments at value — affiliated[1]	$63,858,457	$55,706,557	$34,650,527	$13,023,937
Contributions receivable from investors	222,613	58,203	153,043	43,172
Investments sold receivable	718,575	357,681	188,822	122,604
Receivable from Manager	21,206	22,406	23,285	23,327

Total assets	64,820,851	56,144,847	35,015,677	13,213,040

Liabilities
Investments purchased payable	722,343	358,280	250,116	132,513
Trustees’ fees payable	1,189	1,098	931	781
Professional fees payable	22,914	22,894	22,866	22,849

Total liabilities	746,446	382,272	273,913	156,143

Net Assets	$64,074,405	$55,762,575	$34,741,764	$13,056,897

Net Assets Consist of
Investors’ capital	$61,418,862	$53,202,230	$33,089,727	$12,373,343
Net unrealized appreciation/depreciation	2,655,543	2,560,345	1,652,037	683,554

Net Assets	$64,074,405	$55,762,575	$34,741,764	$13,056,897

[1] Investments at cost — affiliated	$61,202,914	$53,146,212	$32,998,490	$12,340,383

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	55

Statements of Operations	Master Investment Portfolio

Year Ended December 31, 2014	LifePath 2025 Master Portfolio	LifePath 2035 Master Portfolio	LifePath 2045 Master Portfolio	LifePath 2055 Master Portfolio

Investment Income
Dividends — affiliated	$223,386	$241,063	$166,105	$71,230
Securities lending — affiliated — net	987	843	725	451
Income — affiliated	230	85	239	49
Net investment income allocated from the applicable Master Portfolios:
Dividends	640,808	662,971	448,736	181,777
Interest	656,719	371,297	130,562	16,352
Expenses	(154,364)	(130,862)	(76,815)	(27,833)
Fees waived	32,822	32,152	20,829	8,264

Total income	1,400,588	1,177,549	690,381	250,290

Expenses
Investment advisory	234,619	196,967	114,967	42,485
Professional	26,214	26,175	26,115	26,076
Independent Trustees	5,604	5,269	4,577	3,986

Total expenses	266,437	228,411	145,659	72,547
Less fees waived by manager	(237,224)	(212,045)	(139,671)	(71,898)

Total expenses after fees waived	29,213	16,366	5,988	649

Net investment income	1,371,375	1,161,183	684,393	249,641

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — affiliated	(15,601)	(8,296)	10,651	(7,105)
Allocations from the applicable underlying Master Portfolios from investments, financial futures contracts, swaps and foreign currency transactions	3,070,269	2,776,640	1,641,561	601,897

	3,054,668	2,768,344	1,652,212	594,792

Net change in unrealized appreciation/depreciation on:
Investments — affiliated	319,010	(68,174)	52,583	25,787
Allocated from the applicable underlying Master Portfolios from investments, financial futures contracts, swaps and foreign currency translations	(1,261,833)	(838,976)	(576,121)	(151,728)

	(942,823)	(907,150)	(523,538)	(125,941)

Net realized and unrealized gain	2,111,845	1,861,194	1,128,674	468,851

Net Increase in Net Assets Resulting from Operations	$3,483,220	$3,022,377	$1,813,067	$718,492

See Notes to Financial Statements.

56	BLACKROCK FUNDS III	DECEMBER 31, 2014

Statements of Changes in Net Assets	Master Investment Portfolio

	LifePath 2025 Master Portfolio		LifePath 2035 Master Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013	2014	2013

Operations
Net investment income	$1,371,375	$947,201	$1,161,183	$807,159
Net realized gain	3,054,668	2,053,492	2,768,344	2,016,375
Net change in unrealized appreciation/depreciation	(942,823)	2,359,624	(907,150)	2,466,805

Net increase in net assets resulting from operations	3,483,220	5,360,317	3,022,377	5,290,339

Capital Transactions
Proceeds from contributions	26,135,006	26,299,937	24,161,049	20,962,294
Value of withdrawals	(24,205,432)	(7,042,315)	(16,783,453)	(6,621,900)

Net increase in net assets derived from capital transactions	1,929,574	19,257,622	7,377,596	14,340,394

Net Assets
Total increase in net assets	5,412,794	24,617,939	10,399,973	19,630,733
Beginning of year	58,661,611	34,043,672	45,362,602	25,731,869

End of year	$64,074,405	$58,661,611	$55,762,575	$45,362,602

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	57

Statements of Changes in Net Assets	Master Investment Portfolio

	LifePath 2045 Master Portfolio		LifePath 2055 Master Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013	2014	2013

Operations
Net investment income	$684,393	$462,216	$249,641	$164,830
Net realized gain	1,652,212	1,202,820	594,792	454,595
Net change in unrealized appreciation/depreciation	(523,538)	1,642,567	(125,941)	630,292

Net increase in net assets resulting from operations	1,813,067	3,307,603	718,492	1,249,717

Capital Transactions
Proceeds from contributions	15,976,732	13,176,225	7,680,460	6,971,548
Value of withdrawals	(8,526,879)	(3,182,692)	(4,319,994)	(3,018,127)

Net increase in net assets derived from capital transactions	7,449,853	9,993,533	3,360,466	3,953,421

Net Assets
Total increase in net assets	9,262,920	13,301,136	4,078,958	5,203,138
Beginning of year	25,478,844	12,177,708	8,977,939	3,774,801

End of year	$34,741,764	$25,478,844	$13,056,897	$8,977,939

See Notes to Financial Statements.

58	BLACKROCK FUNDS III	DECEMBER 31, 2014

Financial Highlights	Master Investment Portfolio

	LifePath 2025 Master Portfolio
	Year Ended December 31,				Period June 30, 2010[1] to December 31, 2010
	2014	2013	2012	2011

Total Return
Total return	5.73%	12.34%	12.57%	0.99%	17.65%[2]

Ratios to Average Net Assets
Total expenses	0.58%[3,4,5]	0.61%[3,4,5]	0.69%[6,7,8]	1.07%[6,7,8]	13.61%[6,9]

Total expenses after fees waived and/or reimbursed	0.22%[3,4,5]	0.25%[3,4,5]	0.26%[6,7,8]	0.24%[6,7,8]	0.22%[6,9]

Net investment income[10]	2.05%[3,4,5]	2.11%[3,4,5]	2.32%[6,7,8]	2.62%[6,7,8]	2.37%[6,9]

Supplemental Data
Net assets, end of period (000)	$64,074	$58,662	$34,044	$12,178	$134

Portfolio turnover rate	50%[11]	30%[11]	4%[12]	24%[12]	2%

[1]	Commencement of operations.

[2]	Aggregate total return.

[3]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds.

[4]

Includes the LifePath Master Portfolio’s share of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio allocated fees waived of 0.05% and 0.04%, for the years ended December 31, 2014 and December 31, 2013, respectively.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.13% and 0.10%, for the years ended December 31, 2014 and December 31, 2013, respectively, although the ratio does include the LifePath Master Portfolio’s share of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio allocated expenses and/or net investment income.

[6]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the period ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds.

[7]

Includes the LifePath Master Portfolio’s share of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated fees waived of 0.04% and 0.03% for the years ended December 31, 2012 and December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.10% and 0.12% for the years ended December 31, 2012 and December 31, 2011, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[9]	Annualized.

[10]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, and Master Small Cap Index Series, except for the years ended December 31, 2014 and December 31, 2013, which also include International Tilts Master Portfolio and Russell 1000® Index Master Portfolio.

[11]

Includes the purchases and sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[12]

Excludes purchases and sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, the portfolio turnover rate would have been 17% and 58% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	59

Financial Highlights	Master Investment Portfolio

	LifePath 2035 Master Portfolio
	Year Ended December 31,				Period June 30, 2010[1] to December 31, 2010
	2014	2013	2012	2011

Total Return
Total return	6.01%	15.83%	14.35%	(0.82)%	21.21%[2]

Ratios to Average Net Assets
Total expenses	0.58%[3,4,5]	0.63%[3,4,5]	0.76%[6,7,8]	1.34%[6,7,8]	13.23%[6,9]

Total expenses after fees waived and/or reimbursed	0.20%[3,4,5]	0.25%[3,4,5]	0.25%[6,7,8]	0.22%[6,7,8]	0.19%[6,9]

Net investment income[10]	2.06%[3,4,5]	2.29%[3,4,5]	2.42%[6,7,8]	2.50%[6,7,8]	2.33%[6,9]

Supplemental Data
Net assets, end of period (000)	$55,763	$45,363	$25,732	$7,426	$149

Portfolio turnover rate	54%[11]	39%[11]	4%[12]	21%[12]	1%

[1]	Commencement of operations.

[2]	Aggregate total return.

[3]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds.

[4]

Includes the LifePath Master Portfolio’s share of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio allocated fees waived of 0.06% and 0.05% for the years ended December 31, 2014 and December 31, 2013, respectively.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.15% and 0.11% for the years ended December 31, 2014 and December 31, 2013, respectively, although the ratio does include the LifePath Master Portfolio’s share of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio allocated expenses and/or net investment income.

[6]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the period ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds.

[7]

Includes the LifePath Master Portfolio’s share of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated fees waived of 0.05% and 0.04% for the years ended December 31, 2012 and December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.11% and 0.14% for the years ended December 31, 2012 and December 31, 2011, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[9]	Annualized.

[10]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, and Master Small Cap Index Series, except for the years ended December 31, 2014 and December 31, 2013, which also include International Tilts Master Portfolio and Russell 1000® Index Master Portfolio.

[11]

Includes the purchases and sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[12]

Excludes purchases and sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, the portfolio turnover rate would have been 13% and 47% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

60	BLACKROCK FUNDS III	DECEMBER 31, 2014

Financial Highlights	Master Investment Portfolio

	LifePath 2045 Master Portfolio
	Year Ended December 31,				Period June 30, 2010[1] to December 31, 2010
	2014	2013	2012	2011

Total Return
Total return	6.16%	18.99%	15.84%	(1.96)%	24.26%[2]

Ratios to Average Net Assets
Total expenses	0.61%[3,4,5]	0.70%[3,4,5]	1.01%[6,7,8]	2.58%[6,7,8]	13.23%[6,9]

Total expenses after fees waived and/or reimbursed	0.19%[3,4,5]	0.24%[3,4,5]	0.24%[6,7,8]	0.20%[6,7,8]	0.17%[6,9]

Net investment income[10]	2.08%[3,4,5]	2.47%[3,4,5]	2.54%[6,7,8]	2.43%[6,7,8]	2.25%[6,9]

Supplemental Data
Net assets, end of period (000)	$34,742	$25,479	$12,178	$3,249	$142

Portfolio turnover rate	54%[10]	38%[10]	4%[11]	35%[11]	1%

[1]	Commencement of operations.

[2]	Aggregate total return.

[3]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds.

[4]

Includes the LifePath Master Portfolio’s share of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio allocated fees waived of 0.06% and 0.05%, for the years ended December 31, 2014 and December 31, 2013, respectively.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.16% and 0.11%, for the years ended December 31, 2014 and December 31, 2013, respectively, although the ratio does include the LifePath Master Portfolio’s share of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio allocated expenses and/or net investment income.

[6]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the period ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds.

[7]

Includes the LifePath Master Portfolio’s share of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated fees waived of 0.06% and 0.03% for the years ended December 31, 2012 and December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.11% and 0.16% for the years ended December 31, 2012 and December 31, 2011, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[9]	Annualized.

[10]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except for the years ended December 31, 2014 and December 31, 2013, which also include International Tilts Master Portfolio and Russell 1000® Index Master Portfolio.

[11]

Includes purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[12]

Excludes purchases or sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, the portfolio turnover rate would have been 15% and 71% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	61

Financial Highlights	Master Investment Portfolio

	LifePath 2055 Master Portfolio
	Year Ended December 31,				Period June 30, 2010[1] to December 31, 2010
	2014	2013	2012	2011

Total Return
Total return	6.40%	21.49%	16.96%	(3.52)%	25.83%	[2]

Ratios to Average Net Assets
Total expenses	0.76%[3,4,5]	1.01%[3,4,5]	2.41%[6,7,8]	14.66%[6,7,8]	13.13%[6,9]

Total expenses after fees waived and/or reimbursed	0.17%[3,4,5]	0.24%[3,4,5]	0.25%[6,7,8]	0.19%[6,7,8]	0.16%[6,9]

Net investment income[10]	2.06%[3,4,5]	2.65%[3,4,5]	2.66%[6,7,8]	2.30%[6,7,8]	2.21%[6,9]

Supplemental Data
Net assets, end of period (000)	$13,057	$8,978	$3,775	$494	$144

Portfolio turnover rate	48%[11]	67%[11]	7%[12]	51%[12]	1%

[1]	Commencement of operations.

[2]	Aggregate total return.

[3]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds.

[4]

Includes the LifePath Master Portfolio’s share of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio allocated fees waived of 0.07% and 0.06% for the years ended December 31, 2014 and December 31, 2013, respectively.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.18% and 0.12% for the years ended December 31, 2014 and December 31, 2013, respectively, although the ratio does include the LifePath Master Portfolio’s share of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio allocated expenses and/or net investment income.

[6]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the period ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds.

[7]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.11% and 0.17% for the years ended December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[8]

Includes the LifePath Master Portfolio’s share of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated fees waived of 0.07% and 0.06% for the years ended December 31, 2012 and December 31, 2011, respectively.

[9]	Annualized.

[10]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, and Master Small Cap Index Series, except for the years ended December 31, 2014 and December 31, 2013, which also include International Tilts Master Portfolio and Russell 1000® Index Master Portfolio.

[11]

Includes the purchases and sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[12]

Excludes purchases and sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, the portfolio turnover rate would have been 27% and 95% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

62	BLACKROCK FUNDS III	DECEMBER 31, 2014

Notes to Financial Statements	Master Investment Portfolio

1. Organization:

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust. The financial statements and these accompanying notes relate to four series of MIP: LifePath® 2025 Master Portfolio, LifePath® 2035 Master Portfolio, LifePath® 2045 Master Portfolio and LifePath® 2055 Master Portfolio (each, a “LifePath Master Portfolio” and collectively, the “LifePath Master Portfolios”).

As of December 31, 2014, the investment of LifePath 2025 Master Portfolio, LifePath 2035 Master Portfolio, LifePath 2045 Master Portfolio and LifePath 2055 Master Portfolio in Active Stock Master Portfolio represented 25.0%, 28.4%, 31.3% and 35.8%, respectively, of net assets. The investment of LifePath 2025 Master Portfolio Master Portfolio in CoreAlpha Bond Master Portfolio represented 30.7% of its net assets. The financial statements of the CoreAlpha Bond Master Portfolio, including the Schedule of Investments, can be read in conjunction with the LifePath 2025 Master Portfolio’s financial statements. Active Stock Master Portfolio’s and CoreAlpha Bond Master Portfolio’s financial statements, included in filings under MIP, are available, without charge, on the SEC’s website at http://www.sec.gov.

The LifePath Master Portfolios will each generally invest in other registered investment companies (each an “Underlying Fund” and collectively the “Underlying Funds”), that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) and its affiliates and affiliates of the LifePath Master Portfolios. The LifePath Master Portfolios may also invest in other master portfolios (“Underlying Master Porfolios”) that are managed by subsidiaries of BlackRock.

The value of a LifePath Master Portfolio’s investment in each of the Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio reflects that LifePath Master Portfolio’s proportionate interest in the net assets of that master portfolio. As of December 31, 2014, the LifePath Master Portfolios held interests in Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio as follows:

	Active Stock Master Portfolio	CoreAlpha Bond Master Portfolio	International Tilts Master Portfolio	Master Small Cap Index Series	Russell 1000® Index Master Portfolio
LifePath 2025 Master Portfolio	0.66%	0.68%	0.60%	0.27%	0.20%
LifePath 2035 Master Portfolio	0.65%	0.26%	0.70%	0.19%	0.32%
LifePath 2045 Master Portfolio	0.45%	0.02%	0.51%	0.12%	0.22%
LifePath 2055 Master Portfolio	0.19%	0.00%	0.19%	0.05%	0.06%

The LifePath Master Portfolios, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The LifePath Master Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each LifePath Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the LifePath Master Portfolios:

Valuation: The LifePath Master Portfolios’ investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the LifePath Master Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The LifePath Master Portfolios determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the LifePath Master Portfolios for all financial instruments. Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day. The market value of the LifePath Master Portfolio’s investments in the Underlying Funds is based on the published NAV of each Underlying Fund computed as of the close of regular trading on the NYSE on days when the NYSE is open. The LifePath Master Portfolios record their proportionate investment in the Underlying Master Portfolios at fair value which is based upon their pro rata ownership in the net assets of the Underlying Master Portfolios.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each LifePath Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

BLACKROCK FUNDS III	DECEMBER 31, 2014	63

Notes to Financial Statements (continued)	Master Investment Portfolio

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the LifePath Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Each LifePath Master Portfolio records daily its proportionate share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio income, expenses and realized and unrealized gains and losses.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the LifePath Master Portfolios’ financial statement disclosures.

Other: Expenses directly related to a LifePath Master Portfolio are charged to that LifePath Master Portfolio. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

The LifePath Master Portfolios have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: Each LifePath Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with each LifePath Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each LifePath Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the LifePath Master Portfolio and any additional required collateral is delivered to the LifePath Master Portfolio on the next business day. During the term of the loan, each LifePath Master Portfolio is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of December 31, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the LifePath Master Portfolios under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, each LifePath Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the LifePath Master Portfolios can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the LifePath Master Portfolios benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of borrower default. The LifePath Master Portfolio could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

64	BLACKROCK FUNDS III	DECEMBER 31, 2014

Notes to Financial Statements (continued)	Master Investment Portfolio

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

MIP, on behalf of the LifePath Master Portfolios, entered into an Investment Advisory Agreement with BlackRock Fund Advisors (“BFA” or the “Manager”), the LifePath Master Portfolios’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each LifePath Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each LifePath Master Portfolio. For such services, each LifePath Master Portfolio paid BFA a monthly fee based on a percentage of such LifePath Master Portfolio’s average daily net assets. For such services, each LifePath Master Portfolio pays BFA a monthly fee based at an annual rate of 0.35% of the average daily net assets of each respective LifePath Master Portfolio.

MIP, on behalf of the LifePath Master Portfolios, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL” or the “Administrator”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the LifePath Master Portfolios’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the LifePath Master Portfolios.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the LifePath Master Portfolio and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

BAL is not entitled to compensation for providing administration services to the LifePath Master Portfolios for so long as BAL is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the LifePath Master Portfolios, or BAL (or an affiliate) receives investment advisory fees from the LifePath Master Portfolios.

The fees and expenses of MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the LifePath Master Portfolios. BFA has contractually agreed to waive investment advisory fees charged to each LifePath Master Portfolio in an amount equal to investment advisory fees and administration fees, if any, received by BFA, BAL or BTC, the previous administrator, from each affiliated investment company in which the LifePath Master Portfolios invest through April 30, 2015. BFA has also contractually agreed to cap the expenses of the LifePath Master Portfolios at the rate at which the LifePath Master Portfolios pay an advisory fee to BFA by providing an offsetting credit against the investment advisory fees paid by the LifePath Master Portfolios in an amount equal to the independent expenses. These contractual waivers are effective through April 30, 2024. The amounts of the waivers, if any, are shown as fees waived by the Manager in the Statements of Operations.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the LifePath Master Portfolios, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The LifePath Master Portfolios are responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by the Manager or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each LifePath Master Portfolio bears to an annual rate of 0.04% until December 31, 2014 and 0.05% thereafter (the “collateral investment fees”).

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each LifePath Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent. Pursuant to a securities lending agreement effective February 1, 2014, BTC may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, each LifePath Master Portfolio retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Liquidity Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Liquidity Complex through the lending of specials only securities in the calendar year 2013, each LifePath Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income. Prior to February 1, 2014, each LifePath Master Portfolio retained 65% of securities lending income and paid a fee to BTC equal to 35% of such income. The share of securities lending income earned by each LifePath Master Portfolio is shown as securities lending — affiliated — net in the Statements of Operations. For the year ended December 31, 2014, each LifePath Master Portfolio paid BTC the following amounts in total for securities lending agent services and collateral investment fees:

	LifePath 2025 Master Portfolio	LifePath 2035 Master Portfolio	LifePath 2045 Master Portfolio	LifePath 2055 Master Portfolio
Securities lending agent services and collateral investment fees	$265	$236	$257	$159

BLACKROCK FUNDS III	DECEMBER 31, 2014	65

Notes to Financial Statements (continued)	Master Investment Portfolio

Each LifePath Master Portfolio may invest its positive cash balances in certain money market funds managed by the Manager or an affiliate. The income earned on these temporary cash investments is shown as income-affiliated in the Statements of Operations.

Certain officers and/or Trustees of MIP are officers and/or directors of BlackRock or its affiliates.

5. Purchases and Sales:

For the year ended December 31, 2014, purchases and sales of investments in the Underlying Funds and Underlying Master Portfolios, excluding short-term securities, were as follows:

	LifePath 2025 Master Portfolio	LifePath 2035 Master Portfolio	LifePath 2045 Master Portfolio	LifePath 2055 Master Portfolio
Purchases	$35,337,769	$37,532,623	$25,077,484	$9,265,699
Sales	$33,348,519	$30,040,465	$17,570,487	$5,850,697

6. Income Tax Information:

Each LifePath Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in a LifePath Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the LifePath Master Portfolio. Therefore, no federal income tax provision is required. It is intended that each LifePath Master Portfolio’s assets will be managed so an investor in the LifePath Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Each LifePath Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each LifePath Master Portfolio’s U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on each LifePath Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to each LifePath Master Portfolio’s facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of December 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	LifePath 2025 Master Portfolio	LifePath 2035 Master Portfolio	LifePath 2045 Master Portfolio	LifePath 2055 Master Portfolio
Tax cost	$61,366,467	$53,274,382	$33,094,215	$12,388,645

Gross unrealized appreciation	$6,621,952	$3,100,186	$4,138,516	$903,427
Gross unrealized depreciation	(4,129,962)	(668,011)	(2,582,204)	(268,135)

Net unrealized appreciation	$2,491,990	$2,432,175	$1,556,312	$635,292

7. Bank Borrowings:

MIP, on behalf of the LifePath Master Portfolios, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), was a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which a LifePath Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for a certain individual fund, the Participating Funds, including a LifePath Master Portfolio, could borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. Effective November 25, 2014, the credit agreement was amended to an aggregate commitment amount of $2.1 billion, of which the Participating Funds, including the LifePath Master Portfolios, can borrow up to $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The agreement terminates on April 23, 2015, unless otherwise extended to November 24, 2015 or renewed for a period of 364 days from April 23, 2015. The amended agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2014, the LifePath Master Portfolios did not borrow under the credit agreement.

8. Principal Risks:

In the normal course of business, the LifePath Master Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the LifePath Master Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the LifePath Master Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency

66	BLACKROCK FUNDS III	DECEMBER 31, 2014

Notes to Financial Statements (concluded)	Master Investment Portfolio

and interest rate and price fluctuations. Similar to issuer credit risk, the LifePath Master Portfolios may be exposed to counterparty credit risk, or the risk that an entity with which the LifePath Master Portfolios have unsettled or open transactions may fail to or be unable to perform on its commitments. The LifePath Master Portfolios manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the LifePath Master Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the LifePath Master Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the LifePath Master Portfolios.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the LifePath Master Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	67

Report of Independent Registered Public Accounting Firm	Master Investment Portfolio

To the Board of Trustees of Master Investment Portfolio and the Interestholders of LifePath® 2025 Master Portfolio, LifePath® 2035 Master Portfolio, LifePath® 2045 Master Portfolio and LifePath® 2055 Master Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of LifePath® 2025 Master Portfolio, LifePath® 2035 Master Portfolio, LifePath® 2045 Master Portfolio and LifePath® 2055 Master Portfolio (the “Master Portfolios”), each a series of Master Investment Portfolio, at December 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 23, 2015

68	BLACKROCK FUNDS III	DECEMBER 31, 2014

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2]
Ronald W. Forbes 1940	Co-Chairman of the Board and Trustee	Since 2009	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 153 Portfolios	None
Rodney D. Johnson 1941	Co-Chairman of the Board and Trustee	Since 2009	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 153 Portfolios	None
David O. Beim 1940	Trustee	Since 2009	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 153 Portfolios	None
Frank J. Fabozzi 1948	Trustee	Since 2014	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	112 RICs consisting of 232 Portfolios	None
Dr. Matina S. Horner 1939	Trustee	Since 2009	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 153 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 1939	Trustee	Since 2009	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet services) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 153 Portfolios	None
Ian A. MacKinnon 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1998 to 2008.	33 RICs consisting of 153 Portfolios	None
Cynthia A. Montgomery 1952	Trustee	Since 2009	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 153 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee	Since 2009	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 153 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 1945	Trustee	Since 2009	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 153 Portfolios	None
Toby Rosenblatt 1938	Trustee	Since 2009	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Futures Foundation (philanthropic foundation) since 2009; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 153 Portfolios	None

BLACKROCK FUNDS III	DECEMBER 31, 2014	69

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2] (concluded)
Kenneth L. Urish 1951	Trustee	Since 2009	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 153 Portfolios	None
Frederick W. Winter 1945	Trustee	Since 2009	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005 to 2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 153 Portfolios	None
[1] The address of each Trustee is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

[2]    Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Trustees on a case-by-case basis, as appropriate.

[3]    Date shown is the earliest date a person has served for the Trust/MIP. In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. (“BlackRock”) in December 2009, the Trustees were elected to the Trust’s/MIP’s Board. As a result, although the chart shows certain Trustees as joining the Trust’s/MIP’s board in 2009, those Trustees first became members of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999. Frank J. Fabozzi first became a member of the board of other funds advised by BlackRock Advisors, LLC or its affiliates in 1988.

Interested Trustees[4]
Paul L. Audet 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	141 RICs consisting of 329 Portfolios	None
Henry Gabbay 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	29 RICs consisting of 97 Portfolios	None

[4]    Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust/MIP based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust/MIP based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet, Dr. Fabozzi and Mr. Gabbay are also directors of the BlackRock registered closed-end funds and directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Directors on a case-by-case basis, as appropriate.

70	BLACKROCK FUNDS III	DECEMBER 31, 2014

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served	Principal Occupation(s) During Past Five Years
Trust/MIP Officers[2]
John M. Perlowski 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.
Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock, Inc. since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2009	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2009	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] The address of each Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Trust/MIP serve at the pleasure of the Board.

Effective September 10, 2014, Brendan Kyne resigned as a Vice President of the Trust/MIP and Jennifer McGovern became a Vice President of the Trust/MIP.

Effective December 31, 2014, Paul L. Audet and Henry Gabbay resigned as Trustees of the Trust/MIP and Ronald W. Forbes resigned as a Trustee of the Trust/MIP and Co-Chair of the Board. Effective January 1, 2015, Collette Chilton, Barbara G. Novick and Mark Stalnecker were appointed to serve as Trustees of the Trust/MIP.

Investment Advisor BlackRock Fund Advisors San Francisco, CA 94105	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Philadelphia, PA 19103	Address of the Trust/MIP 400 Howard Street San Francisco, CA 94105

BLACKROCK FUNDS III	DECEMBER 31, 2014	71

Additional Information

General Information

Householding

The LifePath Portfolios will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the LifePath Portfolios at (800) 441-7762.

Availability of Quarterly Schedule of Investments

Each LifePath Portfolio/LifePath Master Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each LifePath Portfolio’s/LifePath Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. Each LifePath Portfolio’s/LifePath Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that each LifePath Portfolio/LifePath Master Portfolio uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how each LifePath Portfolio/LifePath Master Portfolio voted proxies relating to securities held in each LifePath Portfolio’s/LifePath Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

72	BLACKROCK FUNDS III	DECEMBER 31, 2014

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS III	DECEMBER 31, 2014	73

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the LifePath Portfolios unless preceded or accompanied by that LifePath Portfolio’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

LPincre-12/14-AR

DECEMBER 31, 2014

ANNUAL REPORT

BlackRock Funds III

➢	LifePath® Retirement Portfolio
➢	LifePath® 2020 Portfolio
➢	LifePath® 2030 Portfolio
➢	LifePath® 2040 Portfolio
➢	LifePath® 2050 Portfolio

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK FUNDS III	DECEMBER 31, 2014

The Markets in Review

Dear Shareholder,

After an extended period of calm, market volatility increased over the course of 2014, driven largely by higher valuations in risk assets (such as equities and high yield bonds), rising geopolitical risks and expectations around global central bank policies. Several key trends drove strong performance in U.S. markets, particularly large-cap stocks, Treasuries and municipal bonds, while markets outside the U.S. were more challenged.

Investors began the year in search of relatively safer assets due to heightened risks in emerging markets, slowing growth in China and weakening U.S. economic data. As a result, equities globally declined in January while bond markets strengthened despite the expectation that interest rates would rise as the U.S. Federal Reserve had begun reducing its asset purchase programs. Strong demand for relatively safer assets pushed U.S. Treasury bond prices higher and thus kept rates low in the United States. This surprising development, as well as increasing evidence that the soft patch in U.S. economic data had been temporary and weather-related, brought equity investors racing back to the market in February.

In the months that followed, interest rates trended lower in a modest growth environment and more investors turned to equities in search of yield. Markets remained relatively calm despite rising tensions in Russia and Ukraine and further signs of decelerating growth in China. Strong corporate earnings, increased merger and acquisition activity and signs of a strengthening recovery in the U.S. and other developed economies kept equity prices moving higher. Not all segments benefited from these trends, however, as investors ultimately became wary of high valuations, resulting in a broad rotation into cheaper assets.

Volatility ticked up in the summer as geopolitical tensions escalated and investors feared that better U.S. economic indicators may compel the Fed to increase short-term interest rates sooner than previously anticipated. Global credit markets tightened as the U.S. dollar strengthened, ultimately putting a strain on investor flows, and financial markets broadly weakened in the third quarter.

Several themes dominated the markets in the fourth quarter, resulting in higher levels of volatility and the outperformance of U.S. markets versus other areas of the world. Economic growth strengthened considerably in the United States while the broader global economy showed signs of slowing. The European Central Bank and the Bank of Japan took aggressive measures to stimulate growth while the Fed moved toward tighter policy. This divergence in central bank policy caused further strengthening in the U.S. dollar versus other currencies. Oil prices, which had been falling gradually since the summer, plummeted in the fourth quarter due to a global supply-and-demand imbalance. Energy stocks sold off sharply and oil-exporting economies suffered, resulting in the poor performance of emerging market stocks.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.12%	13.69%
U.S. small cap equities (Russell 2000® Index)	1.65	4.89
International equities (MSCI Europe, Australasia, Far East Index)	(9.24)	(4.90)
Emerging market equities (MSCI Emerging Markets Index)	(7.84)	(2.19)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.03
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	4.33	10.72
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	1.96	5.97
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.00	9.25
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(2.84)	2.46
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Portfolio Summary as of December 31, 2014	LifePath Portfolios

Portfolio Management Commentary

How did each Portfolio perform?

•

The LifePath Portfolios with target dates of 2020, 2030, 2040 and 2050 and the LifePath Retirement Portfolio (altogether, the “LifePath Portfolios”) invest in their corresponding LifePath Master Portfolio.

•

For the 12-month period ended December 31, 2014, the LifePath Portfolios with target dates of 2020, 2030, 2040 and 2050 underperformed their respective custom benchmarks. The LifePath Retirement Portfolio’s Class K Shares outperformed the custom benchmark, while all other LifePath Retirement Portfolio share classes underperformed. The returns for the LifePath Portfolios include portfolio expenses. The custom benchmarks have no expenses associated with performance.

What factors influenced performance?

•

Equity markets broadly outperformed fixed income markets during the period. As a result, the LifePath Portfolios with longer time horizons generated higher returns on an absolute basis given their larger allocations to equity investments.

•

In the shorter-dated portfolios, investment in Active Stock Master Portfolio (“Active Stock”) was the primary detractor from the LifePath portfolios’ relative performance, although the strategy had more of an impact on relative performance in the longer-dated portfolios (2040-2050). Active Stock invests in BlackRock’s Scientific Active Large Cap Equity strategy and four fundamental active large cap equity strategies including Large Cap Growth, Fundamental Large Cap Growth, Basic Value and Equity Dividend. The Equity Dividend strategy was one of the more significant detractors largely due to the strategy’s underweight and stock selection in information technology. In addition, an underweight in the managed care industry detracted, as health care providers benefited from improving sentiment and rising enrollments under the Affordable Care Act.

•

Fundamental Large Cap Growth also detracted from Active Stock’s performance. While the results were stronger in the second half of the year, the performance was not enough to offset the weakness experienced in March and April. At the sector level, consumer discretionary was the largest detractor in the period. Selection weakness in telecommunication services and industrials also weighed on results.

•

A negative fair value event in the International Tilts Master Portfolio, as well as other international assets, detracted from performance during the period, with a larger impact in the longer-dated portfolios.

•

Conversely, the LifePath Portfolios benefited from their investment in CoreAlpha Bond Master Portfolio (“CoreAlpha Bond”), where asset allocation had the largest impact on relative results during the period, though the strategy had a greater impact on relative performance in the shorter-dated funds. In addition, securitized credit assets outperformed due to strong demand for short-duration, high-quality assets. The U.S interest rate movement during the period positively contributed to the relative performance as CoreAlpha Bond was positioned to take advantage of the yield curve flattening throughout the 12-month period.

•

The Commodity Strategies Fund also contributed positively across all of the LifePath Portfolio strategies. The Commodity Strategies Fund’s agricultural equity exposure was the largest driver of relative returns. Agricultural equities finished the year in positive territory, with holdings that benefited from low grain prices as key contributors. In addition, energy-related equities were more resilient than the underlying oil price, and exposure to the sector also generated outperformance.

Describe recent portfolio activity.

•

Each LifePath Portfolio has its own time horizon, which affects its acceptable level of risk and, in turn, the strategic allocation of its holdings across asset classes. On a quarterly basis, the strategic allocation of each LifePath Portfolio is systematically adjusted to reflect the shareholders’ remaining investment time horizon. During the period, the LifePath Portfolios were rebalanced in accordance with their updated strategic allocations, and daily cash flows were allocated to the underlying funds and instruments as appropriate.

•

The LifePath Portfolios had begun investing in the International Tilts Master Portfolio and BlackRock Emerging Markets Fund, Inc. in October 2013, and completed this implementation at the end of March 2014. This additional international equity exposure was offset by a reduction in passive international equity holdings such as the ACWI ex-US Index Master Portfolio, iShares MSCI EAFE Index Fund and iShares Emerging Markets Index Fund. In addition, exposure to Active Stock was reduced in order to move the active risk from the U.S. large cap exposure to the international exposure while maintaining the LifePath Portfolios’ overall risk profile.

Describe portfolio positioning at period end.

•	At period end, each of the LifePath Portfolios was invested according to its respective strategic allocation benchmark within tolerance limits.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK FUNDS III	DECEMBER 31, 2014

LifePath Portfolios

Glide Path Evolution

Under normal circumstances, the asset allocation of each LifePath Portfolio will change over time according to a “glide path” as each LifePath Portfolio approaches its respective target date. The glide path represents the shifting of asset classes over time. Each LifePath Portfolio’s asset mix becomes more conservative prior to retirement as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of each LifePath Portfolio, which may be a primary source of income after retirement. As each LifePath Portfolio approaches its target date, its asset allocation will shift so that each LifePath Portfolio invests a greater percentage of its assets in fixed income funds. The asset allocation targets are established by a committee of BlackRock investment professionals that includes the portfolio managers. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of each LifePath Portfolio, and determine whether any changes are required to enable each LifePath Portfolio to achieve its investment objective.

Although the asset allocation targets listed for the glide path are general, long-term targets, BlackRock investment professionals may periodically adjust the proportion of equity and fixed income funds in each LifePath Portfolio, based on an assessment of the current market conditions, the potential contribution of each asset class to the expected risk and return characteristics of each LifePath Portfolio, reallocations of each LifePath Portfolio’s composition to reflect intra-year movement along the glide path and other factors. In general, such adjustments will be limited, however, BlackRock investment professionals may determine that a greater degree of variation is warranted to protect each LifePath Portfolio or achieve each LifePath Portfolio’s investment objective.

BLACKROCK FUNDS III	DECEMBER 31, 2014	5

LifePath Retirement Portfolio

Investment Objective

The investment objective of LifePath® Retirement Portfolio (“LifePath Retirement Portfolio” or the “LifePath Portfolio”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Retirement Portfolio will be broadly diversified across global asset classes. Prior to July 1, 2014, LifePath Retirement Portfolio was managed for investors seeking income and moderate long-term growth of capital.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The LifePath Portfolio compares its performance to that of a customized weighted index (the “LifePath Retirement Portfolio Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes to the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

LifePath Portfolio’s custom benchmark consists of the following:

Period	Barclays U.S. Aggregate Bond Index	Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index	Cohen & Steers Realty Majors Index	Bloomberg Commodity Index[3]	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-U.S. IMI Index	MSCI EAFE Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
1/01/05 to 12/31/05	65.0%	N/A	N/A	N/A	N/A	N/A	8.7%	N/A	N/A	3.2%	20.9%	2.2%
1/01/06 to 12/31/06	52.0	10.2%	2.7%	N/A	N/A	N/A	9.9	N/A	N/A	3.3	20.2	1.7
1/01/07 to 12/31/07	52.6	9.6	2.8	N/A	N/A	2.7%	7.7	N/A	N/A	3.6	19.2	1.8
1/01/08 to 12/31/08	53.0	9.0	1.3	N/A	1.3%	11.4	N/A	N/A	N/A	4.1	18.0	1.9
1/01/09 to 12/31/09	52.9	9.1	N/A	N/A	1.6	10.8	N/A	N/A	N/A	4.7	18.7	2.2
1/01/10 to 12/31/10	52.9	9.1	N/A	N/A	1.1	10.8	N/A	N/A	N/A	5.0	18.9	2.2
1/01/11 to 12/31/11	52.9	9.1	N/A	N/A	0.8	11.3	N/A	8.6%	1.7%	2.8	11.6	1.2
1/01/12 to 12/31/12	52.9	9.1	N/A	1.0%	0.3	11.3	N/A	21.2	4.2	N/A	N/A	N/A
1/01/13 to 12/31/13	52.9	9.1	N/A	3.7	0.1	10.1	N/A	19.7	4.4	N/A	N/A	N/A
1/01/14 to 12/31/14	52.6	9.0	N/A	3.8	0.2	10.2	N/A	19.9	4.3	N/A	N/A	N/A

[3]	Prior to July 1, 2014, the Bloomberg Commodity Index was known as the Dow Jones-UBS Commodity Index.

See “About Portfolio Performance” on page 16 for descriptions of the indexes.

6	BLACKROCK FUNDS III	DECEMBER 31, 2014

LifePath Retirement Portfolio

Performance Summary for the Period Ended December 31, 2014

		Average Annual Total Returns
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(0.01)%	4.75%	N/A	6.56%	N/A	5.05%	N/A
Investor A	(0.10)	4.56	(0.93)%	6.31	5.17%	4.79	4.23%
Investor C	(0.51)	3.70	2.76	5.41	5.41	4.06	4.06
Class K	0.27	5.24	N/A	6.96	N/A	5.36	N/A
Class R	(0.28)	4.25	N/A	5.96	N/A	4.54	N/A
LifePath Retirement Portfolio Custom Benchmark	0.07	5.16	N/A	7.12	N/A	5.58	N/A
Barclays U.S. Aggregate Bond Index	1.96	5.97	N/A	4.45	N/A	4.71	N/A
Barclays U.S. TIPS Index	(2.07)	3.64	N/A	4.11	N/A	4.37	N/A
Bloomberg Commodity Index	(22.50)	(17.01)	N/A	(5.53)	N/A	(1.86)	N/A
FTSE EPRA/NAREIT Developed Real Estate Index	2.93	15.02	N/A	11.26	N/A	N/A	N/A
MSCI ACWI ex-U.S. IMI Index	(9.13)	(3.89)	N/A	4.71	N/A	5.37	N/A
Russell 1000® Index	5.57	13.24	N/A	15.64	N/A	7.96	N/A
Russell 2000® Index	1.65	4.89	N/A	15.55	N/A	7.77	N/A

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	DECEMBER 31, 2014	7

LifePath 2020 Portfolio

Investment Objective

The investment objective of LifePath® 2020 Portfolio (“LifePath 2020 Portfolio” or the “LifePath Portfolio”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath 2020 Portfolio will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time. Prior to July 1, 2014, LifePath 2020 Portfolio was managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The LifePath Portfolio compares its performance to that of a customized weighted index (the “LifePath 2020 Portfolio Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes to the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

LifePath Portfolio’s custom benchmark consists of the following:

Period	Barclays U.S. Aggregate Bond Index	Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index	Cohen & Steers Realty Majors Index	Bloomberg Commodity Index[3]	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-U.S. IMI Index	MSCI EAFE Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
1/01/05 to 12/31/05	35.4%	N/A	N/A	N/A	N/A	N/A	15.9	N/A	N/A	4.3%	41.4%	3.0%
1/01/06 to 12/31/06	28.5	5.2%	4.3%	N/A	N/A	N/A	16.8	N/A	N/A	5.1	37.5	2.6
1/01/07 to 12/31/07	29.7	5.0	4.5	N/A	N/A	17.2%	N/A	N/A	N/A	5.4	35.4	2.8
1/01/08 to 12/31/08	31.6	5.1	2.2	N/A	2.2%	18.4	N/A	N/A	N/A	5.8	32.0	2.7
1/01/09 to 12/31/09	33.8	5.5	N/A	N/A	4.8	16.9	N/A	N/A	N/A	5.8	30.4	2.8
1/01/10 to 12/31/10	35.2	5.7	N/A	N/A	4.0	16.5	N/A	N/A	N/A	5.8	30.2	2.6
1/01/11 to 12/31/11	36.9	6.0	N/A	N/A	3.6	16.6	N/A	13.1%	1.5%	3.3	17.6	1.4
1/01/12 to 12/31/12	39.0	6.3	N/A	1.0%	3.2	15.9	N/A	31.0	3.6	N/A	N/A	N/A
1/01/13 to 12/31/13	40.8	6.6	N/A	3.8	2.8	14.5	N/A	27.8	3.7	N/A	N/A	N/A
1/01/14 to 12/31/14	42.0	6.8	N/A	3.8	2.6	14.4	N/A	26.7	3.7	N/A	N/A	N/A

[3]	Prior to July 1, 2014, the Bloomberg Commodity Index was known as the Dow Jones-UBS Commodity Index.

See “About Portfolio Performance” on page 16 for descriptions of the indexes.

8	BLACKROCK FUNDS III	DECEMBER 31, 2014

LifePath 2020 Portfolio

Performance Summary for the Period Ended December 31, 2014

		Average Annual Total Returns
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(0.04)%	5.06%	N/A	7.55%	N/A	5.06%	N/A
Investor A	(0.20)	4.79	(0.71)%	7.27	6.12%	4.80	4.24%
Investor C	(0.58)	3.98	3.05	6.35	6.35	4.03	4.03
Class K	0.10	5.35	N/A	7.91	N/A	5.36	N/A
Class R	(0.33)	4.49	N/A	6.89	N/A	4.52	N/A
LifePath 2020 Portfolio Custom Benchmark	(0.09)	5.46	N/A	8.21	N/A	5.71	N/A
Barclays U.S. Aggregate Bond Index	1.96	5.97	N/A	4.45	N/A	4.71	N/A
Barclays U.S. TIPS Index	(2.07)	3.64	N/A	4.11	N/A	4.37	N/A
Bloomberg Commodity Index	(22.50)	(17.01)	N/A	(5.53)	N/A	(1.86)	N/A
FTSE EPRA/NAREIT Developed Real Estate Index	2.93	15.02	N/A	11.26	N/A	N/A	N/A
MSCI ACWI ex-U.S. IMI Index	(9.13)	(3.89)	N/A	4.71	N/A	5.37	N/A
Russell 1000® Index	5.57	13.24	N/A	15.64	N/A	7.96	N/A
Russell 2000® Index	1.65	4.89	N/A	15.55	N/A	7.77	N/A

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	DECEMBER 31, 2014	9

LifePath 2030 Portfolio

Investment Objective

The investment objective of LifePath® 2030 Portfolio (“LifePath 2030 Portfolio” or the “LifePath Portfolio”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath 2030 Portfolio will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time. Prior to July 1, 2014, LifePath 2030 Portfolio was managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The LifePath Portfolio compares its performance to that of a customized weighted index (the “LifePath 2030 Portfolio Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes to the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

LifePath Portfolio’s custom benchmark consists of the following:

Period	Barclays U.S. Aggregate Bond Index	Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index	Cohen & Steers Realty Majors Index	Bloomberg Commodity Index[3]	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-U.S. IMI Index	MSCI EAFE Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
1/01/05 to 12/31/05	21.8%	N/A	N/A	N/A	N/A	N/A	19.2%	N/A	N/A	4.8%	50.9%	3.3%
1/01/06 to 12/31/06	16.7	2.7%	5.1%	N/A	N/A	N/A	20.3	N/A	N/A	6.0	46.2	3.0
1/01/07 to 12/31/07	17.4	2.6	5.4	N/A	N/A	20.9%	N/A	N/A	N/A	6.4	44.1	3.2
1/01/08 to 12/31/08	19.0	2.8	5.5	N/A	N/A	22.4	N/A	N/A	N/A	6.9	40.2	3.2
1/01/09 to 12/31/09	21.0	3.1	N/A	N/A	7.0%	21.0	N/A	N/A	N/A	6.6	38.2	3.1
1/01/10 to 12/31/10	22.0	3.2	N/A	N/A	6.3	20.7	N/A	N/A	N/A	6.4	38.6	2.8
1/01/11 to 12/31/11	23.5	3.4	N/A	N/A	6.0	20.9	N/A	17.0%	1.3%	3.7	22.6	1.6
1/01/12 to 12/31/12	25.8	3.8	N/A	1.00%	6.0	20.2	N/A	40.2	3.0	N/A	N/A	N/A
1/01/13 to 12/31/13	27.6	4.0	N/A	3.9	5.7	19.3	N/A	36.6	2.9	N/A	N/A	N/A
1/01/14 to 12/31/14	27.5	4.0	N/A	3.9	6.1	19.8	N/A	35.8	2.9	N/A	N/A	N/A

[3]	Prior to July 1, 2014, the Bloomberg Commodity Index was known as the Dow Jones-UBS Commodity Index.

See “About Portfolio Performance” on page 16 for descriptions of the indexes.

10	BLACKROCK FUNDS III	DECEMBER 31, 2014

LifePath 2030 Portfolio

Performance Summary for the Period Ended December 31, 2014

		Average Annual Total Returns
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(0.20)%	5.32%	N/A	8.52%	N/A	5.20%	N/A
Investor A	(0.36)	4.98	(0.53)%	8.22	7.06%	4.93	4.37%
Investor C	(0.66)	4.23	3.31	7.27	7.27	4.13	4.13
Class K	0.00	5.66	N/A	8.91	N/A	5.51	N/A
Class R	(0.45)	4.73	N/A	7.79	N/A	4.62	N/A
LifePath 2030 Portfolio Custom Benchmark	(0.29)	5.83	N/A	9.30	N/A	5.95	N/A
Barclays U.S. Aggregate Bond Index	1.96	5.97	N/A	4.45	N/A	4.71	N/A
Barclays U.S. TIPS Index	(2.07)	3.64	N/A	4.11	N/A	4.37	N/A
Bloomberg Commodity Index	(22.50)	(17.01)	N/A	(5.53)	N/A	(1.86)	N/A
FTSE EPRA/NAREIT Developed Real Estate Index	2.93	15.02	N/A	11.26	N/A	N/A	N/A
MSCI ACWI ex-U.S. IMI Index	(9.13)	(3.89)	N/A	4.71	N/A	5.37	N/A
Russell 1000® Index	5.57	13.24	N/A	15.64	N/A	7.96	N/A
Russell 2000® Index	1.65	4.89	N/A	15.55	N/A	7.77	N/A

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	DECEMBER 31, 2014	11

LifePath 2040 Portfolio

Investment Objective

The investment objective of LifePath® 2040 Portfolio (“LifePath 2040 Portfolio” or the “LifePath Portfolio”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath 2040 Portfolio will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time. Prior to July 1, 2014, LifePath 2040 Portfolio was managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The LifePath Portfolio compares its performance to that of a customized weighted index (the “LifePath 2040 Portfolio Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes to the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

LifePath Portfolio’s custom benchmark consists of the following:

Period	Barclays U.S. Aggregate Bond Index	Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index	Cohen & Steers Realty Majors Index	Bloomberg Commodity Index[3]	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-U.S. IMI Index	MSCI EAFE Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
1/01/05 to 12/31/05	10.6%	N/A	N/A	N/A	N/A	N/A	20.0%	N/A	N/A	5.5%	60.1%	3.8%
1/01/06 to 12/31/06	7.4	N/A	5.8%	N/A	N/A	N/A	23.2	N/A	N/A	6.8	53.4	3.4
1/01/07 to 12/31/07	7.7	N/A	5.9	N/A	N/A	N/A	23.5	N/A	N/A	7.2	51.9	3.7
1/01/08 to 12/31/08	9.1	0.5%	3.2	N/A	3.2%	25.8%	N/A	N/A	N/A	7.7	46.9	3.6
1/01/09 to 12/31/09	10.4	1.1	N/A	N/A	8.8	24.5	N/A	N/A	N/A	7.2	44.6	3.4
1/01/10 to 12/31/10	11.2	1.1	N/A	N/A	8.1	24.2	N/A	N/A	N/A	6.9	45.5	3.0
1/01/11 to 12/31/11	12.7	1.3	N/A	N/A	7.9	24.5	N/A	20.1%	1.2%	4.0	26.6	1.7
1/01/12 to 12/31/12	15.3	1.6	N/A	1.0%	8.2	23.7	N/A	47.7	2.5	N/A	N/A	N/A
1/01/13 to 12/31/13	17.3	1.7	N/A	3.9	8.1	23.1	N/A	43.6	2.3	N/A	N/A	N/A
1/01/14 to 12/31/14	16.1	1.6	N/A	3.9	9.0	24.2	N/A	42.9	2.3	N/A	N/A	N/A

[3]	Prior to July 1, 2014, the Bloomberg Commodity Index was known as the Dow Jones-UBS Commodity Index.

See “About Portfolio Performance” on page 16 for descriptions of the indexes.

12	BLACKROCK FUNDS III	DECEMBER 31, 2014

LifePath 2040 Portfolio

Performance Summary for the Period Ended December 31, 2014

		Average Annual Total Returns
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(0.37)%	5.48%	N/A	9.26%	N/A	5.22%	N/A
Investor A	(0.43)	5.23	(0.29)%	8.98	7.81%	4.97	4.40%
Investor C	(0.85)	4.49	3.57	7.97	7.97	4.13	4.13
Class K	(0.13)	5.85	N/A	9.68	N/A	5.54	N/A
Class R	(0.61)	4.96	N/A	8.50	N/A	4.62	N/A
LifePath 2040 Portfolio Custom Benchmark	(0.45)	6.10	N/A	10.13	N/A	6.07	N/A
Barclays U.S. Aggregate Bond Index	1.96	5.97	N/A	4.45	N/A	4.71	N/A
Barclays U.S. TIPS Index	(2.07)	3.64	N/A	4.11	N/A	4.37	N/A
Bloomberg Commodity Index	(22.50)	(17.01)	N/A	(5.53)	N/A	(1.86)	N/A
FTSE EPRA/NAREIT Developed Real Estate Index	2.93	15.02	N/A	11.26	N/A	N/A	N/A
MSCI ACWI ex-U.S. IMI Index	(9.13)	(3.89)	N/A	4.71	N/A	5.37	N/A
Russell 1000® Index	5.57	13.24	N/A	15.64	N/A	7.96	N/A
Russell 2000® Index	1.65	4.89	N/A	15.55	N/A	7.77	N/A

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	DECEMBER 31, 2014	13

LifePath 2050 Portfolio

Investment Objective

The investment objective of LifePath® 2050 Portfolio (“LifePath 2050 Portfolio” or the “LifePath Portfolio”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath 2050 Portfolio will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time. Prior to July 1, 2014, LifePath 2050 Portfolio was managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2050.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The LifePath Portfolio compares its performance to that of a customized weighted index (the “LifePath 2050 Portfolio Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes to the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[3]	Commencement of operations.

LifePath Portfolio’s custom benchmark consists of the following:

Period	Barclays U.S. Aggregate Bond Index	Bloomberg Commodity Index[4]	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-U.S. IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
6/30/08 to 12/31/08	1.0%	N/A	3.6%	30.4%	N/A	N/A	10.5%	49.7%	4.8%
1/01/09 to 12/31/09	1.0	N/A	9.1	28.3	N/A	N/A	9.5	47.5	4.6
1/01/10 to 12/31/10	1.1	N/A	9.8	27.4	N/A	N/A	7.6	50.7	3.4
1/01/11 to 12/31/11	2.7	N/A	9.7	27.6	22.8%	1.1%	4.4	29.9	1.8
1/01/12 to 12/31/12	5.9	1.0%	10.2	26.8	54.0	2.1	N/A	N/A	N/A
1/01/13 to 12/31/13	8.2	4.0	10.1	26.3	49.6	1.8	N/A	N/A	N/A
1/01/14 to 12/31/14	8.2	3.9	11.0	27.3	47.8	1.8	N/A	N/A	N/A

[4]	Prior to July 1, 2014, the Bloomberg Commodity Index was known as the Dow Jones-UBS Commodity Index.

See “About Portfolio Performance” on page 16 for descriptions of the indexes.

14	BLACKROCK FUNDS III	DECEMBER 31, 2014

LifePath 2050 Portfolio

Performance Summary for the Period Ended December 31, 2014

		Average Annual Total Returns
		1 Year		5 Years		Since Inception[1]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(0.33)%	5.73%	N/A	9.92%	N/A	5.52%	N/A
Investor A	(0.53)	5.47	(0.07)%	9.64	8.46%	5.25	4.39%
Investor C	(0.84)	4.67	3.75	8.59	8.59	4.27	4.27
Class K	(0.18)	6.12	N/A	10.30	N/A	5.89	N/A
Class R	(0.62)	5.21	N/A	9.14	N/A	4.81	N/A
LifePath 2050 Portfolio Custom Benchmark	(0.47)	6.45	N/A	10.86	N/A	6.61	N/A
Barclays U.S. Aggregate Bond Index	1.96	5.97	N/A	4.45	N/A	4.96	N/A
Bloomberg Commodity Index	(22.50)	(17.01)	N/A	(5.53)	N/A	(11.48)	N/A
FTSE EPRA/NAREIT Developed Real Estate Index	2.93	15.02	N/A	11.26	N/A	5.42	N/A
MSCI ACWI ex-U.S. IMI Index	(9.13)	(3.89)	N/A	4.71	N/A	1.31	N/A
Russell 1000® Index	5.57	13.24	N/A	15.64	N/A	10.07	N/A
Russell 2000® Index	1.65	4.89	N/A	15.55	N/A	10.49	N/A

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

[1]	The LifePath Portfolio commenced operations on June 30, 2008.

BLACKROCK FUNDS III	DECEMBER 31, 2014	15

About Portfolio Performance
•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Prior to May 3, 2010, Investor C Shares’ performance results are those of Institutional Shares restated to reflect Investor C Shares’ fees.

•

Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to May 30, 2008 for LifePath Retirement, LifePath 2020, LifePath 2030 and LifePath 2040 Portfolios, Class K Shares’ performance results are those of Institutional Shares restated to reflect Class K Shares’ fees.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Prior to May 3, 2010, Class R Shares’ performance results are those of Institutional Shares restated to reflect Class R Shares’ fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of administration and distribution fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Administrator”), each LifePath Portfolios’ administrator, waived and/or reimbursed a portion of each LifePath Portfolio’s expenses. Without such waiver, each LifePath Portfolio’s performance would have been lower.

The LifePath Portfolios’ custom benchmarks are hypothetical representations of the performance of the respective LifePath Portfolio’s asset classes according to their weightings as of the most recent quarter-end. The weightings of the various indexes that are included in the LifePath Portfolios’ custom benchmarks are adjusted quarterly to reflect the LifePath Portfolios’ changing asset allocations over time. As of December 31, 2014, the following indexes are used to calculate the LifePath Portfolios’ custom benchmarks: Barclays U.S. Aggregate Bond Index, Barclays U.S. TIPS Index, Bloomberg Commodity Index, FTSE EPRA/NAREIT Developed Real Estate Index, MSCI ACWI ex-U.S. IMI Index, Russell 1000® Index and Russell 2000® Index.

The Barclays U.S. Aggregate Bond Index is a widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity. The Barclays U.S. TIPS Index is an unmanaged index that measures the performance of the inflation-protected public obligations of the U.S. Treasury. The Bloomberg Commodity Index is a broadly diversified index that allows investors to track commodity futures through a single, simple measure. The FTSE EPRA/NAREIT Developed Real Estate Index is a global market capitalization weighted index composed of listed real estate securities from developed market countries in North America, Europe, and Asia. The MSCI ACWI ex-U.S. IMI Index is a free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States. The Russell 1000® Index is an index that measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index. The Russell 2000® Index is an unmanaged index that is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

16	BLACKROCK FUNDS III	DECEMBER 31, 2014

Disclosure of Expenses

Shareholders of each LifePath Portfolio may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, and other portfolio expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on July 1, 2014 and held through December 31, 2014) are intended to assist shareholders both in calculating expenses based on an investment in a LifePath Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their LifePath® Portfolio and their share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on each LifePath Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in a LifePath Portfolio and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Examples

	Actual			Hypothetical[2]
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[1]	Annualized Expense Ratio
LifePath Retirement Portfolio
Institutional	$1,000.00	$999.90	$3.78	$1,000.00	$1,021.42	$3.82	0.75%
Investor A	$1,000.00	$999.00	$5.04	$1,000.00	$1,020.16	$5.09	1.00%
Investor C	$1,000.00	$994.90	$8.60	$1,000.00	$1,016.59	$8.69	1.71%
Class K	$1,000.00	$1,002.70	$1.87	$1,000.00	$1,023.34	$1.89	0.37%
Class R	$1,000.00	$997.20	$6.14	$1,000.00	$1,019.06	$6.21	1.22%
LifePath 2020 Portfolio
Institutional	$1,000.00	$999.60	$3.73	$1,000.00	$1,021.48	$3.77	0.74%
Investor A	$1,000.00	$998.00	$4.99	$1,000.00	$1,020.21	$5.04	0.99%
Investor C	$1,000.00	$994.20	$8.60	$1,000.00	$1,016.59	$8.69	1.71%
Class K	$1,000.00	$1,001.00	$1.71	$1,000.00	$1,023.49	$1.73	0.34%
Class R	$1,000.00	$996.70	$6.14	$1,000.00	$1,019.06	$6.21	1.22%
LifePath 2030 Portfolio
Institutional	$1,000.00	$998.00	$3.63	$1,000.00	$1,021.58	$3.67	0.72%
Investor A	$1,000.00	$996.40	$4.83	$1,000.00	$1,020.37	$4.89	0.96%
Investor C	$1,000.00	$993.40	$8.59	$1,000.00	$1,016.59	$8.69	1.71%
Class K	$1,000.00	$1,000.00	$1.66	$1,000.00	$1,023.54	$1.68	0.33%
Class R	$1,000.00	$995.50	$6.09	$1,000.00	$1,019.11	$6.16	1.21%
LifePath 2040 Portfolio
Institutional	$1,000.00	$996.30	$3.52	$1,000.00	$1,021.68	$3.57	0.70%
Investor A	$1,000.00	$995.70	$4.78	$1,000.00	$1,020.42	$4.84	0.95%
Investor C	$1,000.00	$991.50	$8.53	$1,000.00	$1,016.64	$8.64	1.70%
Class K	$1,000.00	$998.70	$1.56	$1,000.00	$1,023.64	$1.58	0.31%
Class R	$1,000.00	$993.90	$5.98	$1,000.00	$1,019.21	$6.06	1.19%
LifePath 2050 Portfolio
Institutional	$1,000.00	$996.70	$3.52	$1,000.00	$1,021.68	$3.57	0.70%
Investor A	$1,000.00	$994.70	$4.73	$1,000.00	$1,020.47	$4.79	0.94%
Investor C	$1,000.00	$991.60	$8.53	$1,000.00	$1,016.64	$8.64	1.70%
Class K	$1,000.00	$998.20	$1.56	$1,000.00	$1,023.64	$1.58	0.31%
Class R	$1,000.00	$993.80	$5.93	$1,000.00	$1,019.26	$6.01	1.18%

[1]

For each class of the LifePath Portfolio, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because each LifePath Portfolio invests significantly in a LifePath Master Portfolio, the expense examples reflect the net expenses of both the LifePath Portfolio and the LifePath Master Portfolio in which it invests.

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

BLACKROCK FUNDS III	DECEMBER 31, 2014	17

Statements of Assets and Liabilities

December 31, 2014	LifePath Retirement Portfolio	LifePath 2020 Portfolio	LifePath 2030 Portfolio	LifePath 2040 Portfolio	LifePath 2050 Portfolio

Assets
Investments at value — from the applicable LifePath Master Portfolio[1]	$380,089,753	$874,671,437	$816,875,437	$707,831,261	$182,440,174
Withdrawals receivable from the LifePath Master Portfolio	2,214,231	12,856,963	13,062,821	10,387,604	1,113,242
Capital shares sold receivable	851,352	1,791,440	1,736,163	2,745,758	838,251

Total assets	383,155,336	889,319,840	831,674,421	720,964,623	184,391,667

Liabilities
Capital shares redeemed payable	3,065,583	14,648,403	14,798,984	13,133,362	1,951,493
Administration fees payable	164,039	379,777	353,192	305,334	76,996
Service and distribution fees payable	31,727	82,046	79,231	59,193	16,096
Income dividends payable	19,277	44,707	39,739	21,301	6,347
Professional fees payable	15,900	15,900	15,900	15,900	15,900
Capital gains distributions payable	517,830	1,315,581	1,218,312	649,963	188,410

Total liabilities	3,814,356	16,486,414	16,505,358	14,185,053	2,255,242

Net Assets	$379,340,980	$872,833,426	$815,169,063	$706,779,570	$182,136,425

Net Assets Consist of
Paid-in capital	$340,357,667	$776,441,241	$750,489,354	$612,673,350	$168,166,570
Distributions in excess of net investment income	(1,120,017)	(2,253,283)	(1,206,249)	(687,772)	(135,428)
Accumulated net realized loss allocated from the LifePath Master Portfolio	(2,543,731)	(22,293,230)	(25,938,113)	(15,695,309)	811,881
Net unrealized appreciation/depreciation allocated from the LifePath Master Portfolio	42,647,061	120,938,698	91,824,071	110,489,301	13,293,402

Net Assets	$379,340,980	$872,833,426	$815,169,063	$706,779,570	$182,136,425

Net Asset Value
Institutional:
Net assets	$234,280,088	$490,447,107	$449,353,771	$434,049,075	$108,741,010

Shares outstanding[2]	21,156,754	31,341,679	30,553,252	23,624,562	5,551,449

Net asset value	$11.07	$15.65	$14.71	$18.37	$19.59

Investor A:
Net assets	$139,852,970	$367,280,881	$350,200,652	$264,312,076	$70,441,628

Shares outstanding[2]	14,003,182	25,138,324	24,518,747	15,351,207	3,600,581

Net asset value	$9.99	$14.61	$14.28	$17.22	$19.56

Investor C:
Net assets	$1,294,639	$2,980,567	$3,052,865	$2,276,536	$605,274

Shares outstanding[2]	117,982	192,392	210,277	125,155	31,155

Net asset value	$10.97	$15.49	$14.52	$18.19	$19.43

Class K:
Net assets	$3,018,651	$9,545,043	$9,517,689	$4,980,367	$1,257,488

Shares outstanding[2]	273,186	611,327	647,390	269,695	63,963

Net asset value	$11.05	$15.61	$14.70	$18.47	$19.66

Class R:
Net assets	$894,632	$2,579,828	$3,044,086	$1,161,516	$1,091,025

Shares outstanding[2]	81,260	165,478	208,440	63,499	55,872

Net asset value	$11.01	$15.59	$14.60	$18.29	$19.53

[1] Cost — from the applicable LifePath Master Portfolio	$337,442,692	$753,732,739	$725,051,366	$597,341,960	$169,146,772
2 No par value, unlimited number of shares authorized.

See Notes to Financial Statements.

18	BLACKROCK FUNDS III	DECEMBER 31, 2014

Statements of Operations

Year Ended December 31, 2014	LifePath Retirement Portfolio	LifePath 2020 Portfolio	LifePath 2030 Portfolio	LifePath 2040 Portfolio	LifePath 2050 Portfolio

Investment Income
Net investment income allocated from the applicable LifePath Master Portfolio:
Interest — affiliated	$6,509,137	$11,760,294	$7,636,296	$4,210,488	$507,413
Dividends — affiliated	3,675,226	10,645,895	13,206,989	13,423,375	3,662,606
Securities lending — affiliated — net	4,806	18,432	23,082	32,906	8,143
Expenses	(2,577,045)	(5,813,339)	(5,503,506)	(4,690,042)	(1,128,802)
Fees waived	1,433,563	3,449,701	3,507,291	3,151,376	785,702

Total income	9,045,687	20,060,983	18,870,152	16,128,103	3,835,062

Portfolio Expenses
Administration — Institutional	1,461,454	3,020,287	2,841,955	2,622,854	600,022
Administration — Investor A	749,897	1,901,183	1,776,257	1,326,448	335,318
Administration — Investor C	5,597	13,066	13,666	10,521	2,652
Administration — Class K	5,845	13,863	14,989	8,180	1,630
Administration — Class R	7,874	17,373	16,815	7,665	7,610
Service — Investor A	374,906	950,688	888,535	663,677	167,904
Service and distribution — Investor C	11,228	26,151	27,386	21,074	5,295
Service and distribution — Class R	7,869	17,395	16,818	7,673	7,627
Professional	18,651	18,651	18,651	18,651	18,651
Miscellaneous	470	470	470	470	470

Total expenses	2,643,791	5,979,127	5,615,542	4,687,213	1,147,179
Less fees waived by administrator	(18,651)	(18,651)	(18,651)	(18,651)	(18,651)

Total expenses after fees waived	2,625,140	5,960,476	5,596,891	4,668,562	1,128,528

Net investment income	6,420,547	14,100,507	13,273,261	11,459,541	2,706,534

Realized and Unrealized Gain (Loss) Allocation from the LifePath Master Portfolio
Net realized gain from investments, financial futures contracts, swaps and foreign currency transactions	30,328,592	82,240,605	89,981,059	84,054,967	18,096,514
Net change in unrealized appreciation/depreciation on investments, financial futures contracts, swaps and foreign currency translations	(15,887,725)	(48,739,044)	(56,323,113)	(54,209,797)	(12,262,296)

Net realized and unrealized gain	14,440,867	33,501,561	33,657,946	29,845,170	5,834,218

Net Increase in Net Assets Resulting from Operations	$20,861,414	$47,602,068	$46,931,207	$41,304,711	$8,540,752

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	19

Statements of Changes in Net Assets

	LifePath Retirement Portfolio
	Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$6,420,547	$6,969,103
Net realized gain	30,328,592	28,025,721
Net change in unrealized appreciation/depreciation	(15,887,725)	(2,922,588)

Net increase in net assets resulting from operations	20,861,414	32,072,236

Distributions to Shareholders From[1]
Net investment income:
Institutional	(4,404,816)	(4,891,958)
Investor A	(2,300,181)	(2,089,247)
Investor C	(8,193)	(1,459)
Class K	(75,012)	(64,347)
Class R	(16,034)	(21,189)
Net realized gain:
Institutional	(20,795,931)	(18,894,125)
Investor A	(13,315,477)	(9,134,784)
Investor C	(110,551)	(25,780)
Class K	(275,163)	(198,180)
Class R	(89,990)	(113,066)

Decrease in net assets resulting from distributions to shareholders	(41,391,348)	(35,434,135)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(104,392,035)	(82,545,369)

Net Assets
Total decrease in net assets	(124,921,969)	(85,907,268)
Beginning of year	504,262,949	590,170,217

End of year	$379,340,980	$504,262,949

Distributions in excess of net investment income, end of year	$(1,120,017)	$(736,328)

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

20	BLACKROCK FUNDS III	DECEMBER 31, 2014

Statements of Changes in Net Assets

	LifePath 2020 Portfolio
	Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$14,100,507	$15,503,405
Net realized gain	82,240,605	74,310,992
Net change in unrealized appreciation/depreciation	(48,739,044)	13,363,911

Net increase in net assets resulting from operations	47,602,068	103,178,308

Distributions to Shareholders From[1]
Net investment income:
Institutional	(8,895,767)	(10,742,367)
Investor A	(5,462,819)	(5,427,027)
Investor C	(17,875)	(12,173)
Class K	(191,706)	(108,690)
Class R	(36,574)	(31,831)
Net realized gain:
Institutional	(51,643,775)	(40,223,779)
Investor A	(38,760,115)	(23,303,145)
Investor C	(293,404)	(122,005)
Class K	(973,553)	(358,772)
Class R	(274,368)	(176,614)

Decrease in net assets resulting from distributions to shareholders	(106,549,956)	(80,506,403)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(168,709,426)	(37,384,842)

Net Assets
Total decrease in net assets	(227,657,314)	(14,712,937)
Beginning of year	1,100,490,740	1,115,203,677

End of year	$872,833,426	$1,100,490,740

Distributions in excess of net investment income, end of year	$(2,253,283)	$(1,749,049)

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	21

Statements of Changes in Net Assets

	LifePath 2030 Portfolio
	Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$13,273,261	$15,833,601
Net realized gain	89,981,059	80,596,565
Net change in unrealized appreciation/depreciation	(56,323,113)	35,370,954

Net increase in net assets resulting from operations	46,931,207	131,801,120

Distributions to Shareholders From[1]
Net investment income:
Institutional	(8,716,567)	(10,930,956)
Investor A	(5,155,801)	(4,993,601)
Investor C	(19,700)	(16,687)
Class K	(210,259)	(149,990)
Class R	(38,613)	(35,099)
Net realized gain:
Institutional	(55,632,148)	(42,504,851)
Investor A	(42,009,267)	(22,577,586)
Investor C	(348,719)	(154,148)
Class K	(1,143,468)	(523,522)
Class R	(361,514)	(194,194)

Decrease in net assets resulting from distributions to shareholders	(113,636,056)	(82,080,634)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(163,153,810)	7,116,508

Net Assets
Total increase (decrease) in net assets	(229,858,659)	56,836,994
Beginning of year	1,045,027,722	988,190,728

End of year	$815,169,063	$1,045,027,722

Distributions in excess of net investment income, end of year	$(1,206,249)	$(338,570)

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

22	BLACKROCK FUNDS III	DECEMBER 31, 2014

Statements of Changes in Net Assets

	LifePath 2040 Portfolio
	Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$11,459,541	$14,272,075
Net realized gain	84,054,967	73,746,453
Net change in unrealized appreciation/depreciation	(54,209,797)	45,539,813

Net increase in net assets resulting from operations	41,304,711	133,558,341

Distributions to Shareholders From[1]
Net investment income:
Institutional	(7,938,976)	(10,033,258)
Investor A	(3,937,683)	(3,932,132)
Investor C	(13,501)	(13,996)
Class K	(110,778)	(107,619)
Class R	(15,968)	(18,190)
Net realized gain:
Institutional	(55,495,147)	(39,693,037)
Investor A	(33,978,812)	(17,529,239)
Investor C	(269,943)	(122,565)
Class K	(629,230)	(356,573)
Class R	(149,272)	(91,998)

Decrease in net assets resulting from distributions to shareholders	(102,539,310)	(71,898,607)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(119,373,132)	30,368,590

Net Assets
Total increase (decrease) in net assets	(180,607,731)	92,028,324
Beginning of year	887,387,301	795,358,977

End of year	$706,779,570	$887,387,301

Distributions in excess of net investment income, end of year	$(687,772)	$(130,407)

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	23

Statements of Changes in Net Assets

	LifePath 2050 Portfolio
	Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$2,706,534	$3,658,845
Net realized gain	18,096,514	16,594,775
Net change in unrealized appreciation/depreciation	(12,262,296)	15,066,645

Net increase in net assets resulting from operations	8,540,752	35,320,265

Distributions to Shareholders From[1]
Net investment income:
Institutional	(1,788,582)	(2,749,774)
Investor A	(928,790)	(932,887)
Investor C	(3,293)	(4,679)
Class K	(22,890)	(15,132)
Class R	(16,004)	(15,084)
Net realized gain:
Institutional	(13,592,448)	(8,808,385)
Investor A	(8,614,787)	(3,323,417)
Investor C	(72,196)	(28,955)
Class K	(152,131)	(42,609)
Class R	(147,025)	(59,367)

Decrease in net assets resulting from distributions to shareholders	(25,338,146)	(15,980,289)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(32,842,244)	57,501,027

Net Assets
Total increase (decrease) in net assets	(49,639,638)	76,841,003
Beginning of year	231,776,063	154,935,060

End of year	$182,136,425	$231,776,063

Distributions in excess of net investment income, end of year	$(135,428)	$(82,403)

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

24	BLACKROCK FUNDS III	DECEMBER 31, 2014

Financial Highlights	LifePath Retirement Portfolio

	Institutional
	Year Ended December 31,
	2014		2013		2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$11.72		$11.80		$11.39		$11.55		$10.80

Net investment income[1]	0.18		0.16		0.20		0.27		0.23
Net realized and unrealized gain	0.38		0.57		0.77		0.18		0.76

Net increase from investment operations	0.56		0.73		0.97		0.45		0.99

Distributions from:[2]
Net investment income	(0.19)		(0.16)		(0.21)		(0.26)		(0.22)
Net realized gain	(1.02)		(0.65)		(0.35)		(0.35)		(0.02)

Total distributions	(1.21)		(0.81)		(0.56)		(0.61)		(0.24)

Net asset value, end of year	$11.07		$11.72		$11.80		$11.39		$11.55

Total Return[3]
Based on net asset value	4.75%		6.25%		8.61%		3.96%		9.33%

Ratios to Average Net Assets[4]
Total expenses	0.75%	[5,6]	0.76%	[5,6]	0.78%	[5,6]	0.77%	[5,6]	1.11%

Total expenses after fees waived	0.75%	[5,6]	0.75%	[5,6]	0.78%	[5,6]	0.77%	[5,6]	0.76%

Net investment income	1.52%	[5,6]	1.34%	[5,6]	1.70%	[5,6]	2.27%	[5,6]	2.10%

Supplemental Data
Net assets, end of year (000)	$234,280		$342,615		$390,150		$431,982		$490,419

Portfolio turnover rate of the LifePath Master Portfolio	14%	[7]	17%	[7]	4%	[8]	4%	[8]	4% [8]

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the year ended December 31, 2010, which include gross expenses.

[5]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.31%, 0.30%, 0.29% and 0.30% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[6]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.10%, 0.10%, 0.08% and 0.08% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[7]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[8]

Excludes the LifePath Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 13%, 20% and 14% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	25

Financial Highlights (continued)	LifePath Retirement Portfolio

	Investor A
	Year Ended December 31,
	2014		2013		2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$10.69		$10.84		$10.50		$10.71		$10.03

Net investment income[1]	0.14		0.12		0.16		0.22		0.19
Net realized and unrealized gain	0.35		0.51		0.72		0.16		0.71

Net increase from investment operations	0.49		0.63		0.88		0.38		0.90

Distributions from:[2]
Net investment income	(0.17)		(0.13)		(0.19)		(0.24)		(0.20)
Net realized gain	(1.02)		(0.65)		(0.35)		(0.35)		(0.02)

Total distributions	(1.19)		(0.78)		(0.54)		(0.59)		(0.22)

Net asset value, end of year	$9.99		$10.69		$10.84		$10.50		$10.71

Total Return[3]
Based on net asset value	4.56%		5.94%		8.46%		3.60%		9.12%

Ratios to Average Net Assets[4]
Total expenses	1.01%	[5,6]	1.01%	[5,6]	1.03%	[5,6]	1.02%	[5,6]	1.37%

Total expenses after fees waived	1.00%	[5,6]	1.00%	[5,6]	1.03%	[5,6]	1.02%	[5,6]	1.02%

Net investment income	1.27%	[5,6]	1.08%	[5,6]	1.47%	[5,6]	2.03%	[5,6]	1.86%

Supplemental Data
Net assets, end of year (000)	$139,853		$155,402		$189,898		$183,967		$181,297

Portfolio turnover rate of the LifePath Master Portfolio	14%	[7]	17%	[7]	4%	[8]	4%	[8]	4% [8]

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which include gross expenses.

[5]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.33%, 0.30%, 0.29% and 0.30% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[6]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.10%, 0.10%, 0.08% and 0.08% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[7]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[8]

Excludes the LifePath Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 13%, 20% and 14% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

See Notes to Financial Statements.

26	BLACKROCK FUNDS III	DECEMBER 31, 2014

Financial Highlights (continued)	LifePath Retirement Portfolio

	Investor C
	Year Ended December 31,								Period May 3, 2010[1] to December 31, 2010
	2014		2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$11.64		$11.76		$11.36		$11.55		$11.22

Net investment income[2]	0.07		0.04		0.08		0.17		0.09
Net realized and unrealized gain	0.36		0.56		0.77		0.16		0.37

Net increase from investment operations	0.43		0.60		0.85		0.33		0.46

Distributions from:[3]
Net investment income	(0.08)		(0.07)		(0.10)		(0.17)		(0.11)
Net realized gain	(1.02)		(0.65)		(0.35)		(0.35)		(0.02)

Total distributions	(1.10)		(0.72)		(0.45)		(0.52)		(0.13)

Net asset value, end of period	$10.97		$11.64		$11.76		$11.36		$11.55

Total Return[4]
Based on net asset value	3.70%		5.12%		7.55%		2.86%		4.22%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.76%	[7,8]	1.77%	[7,8]	1.78%	[7,8]	1.78%	[7,8]	2.11%	[9]

Total expenses after fees waived	1.75%	[7,8]	1.76%	[7,8]	1.78%	[7,8]	1.78%	[7,8]	1.77%	[9]

Net investment income	0.56%	[7,8]	0.33%	[7,8]	0.70%	[7,8]	1.42%	[7,8]	1.23%	[9]

Supplemental Data
Net assets, end of period (000)	$1,295		$511		$135		$55		$21

Portfolio turnover rate of the LifePath Master Portfolio	14%	[10]	17%	[10]	4%	[11]	4%	[11]	4%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.33%, 0.30%, 0.29% and 0.30% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.10%, 0.10%, 0.08% and 0.08% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[11]

Excludes the LifePath Master Portfolio’s purchases or sales of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 13%, 20% and 14% for the years ended December 31, 2012 and December 31, 2011 and the period ended December 31, 2010, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	27

Financial Highlights (continued)	LifePath Retirement Portfolio

	Class K
	Year Ended December 31,
	2014		2013		2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$11.69		$11.78		$11.37		$11.54		$10.78

Net investment income[1]	0.22		0.20		0.25		0.32		0.28
Net realized and unrealized gain	0.39		0.56		0.77		0.17		0.76

Net increase from investment operations	0.61		0.76		1.02		0.49		1.04

Distributions from:[2]
Net investment income	(0.23)		(0.20)		(0.26)		(0.31)		(0.26)
Net realized gain	(1.02)		(0.65)		(0.35)		(0.35)		(0.02)

Total distributions	(1.25)		(0.85)		(0.61)		(0.66)		(0.28)

Net asset value, end of year	$11.05		$11.69		$11.78		$11.37		$11.54

Total Return[3]
Based on net asset value	5.24%		6.54%		9.03%		4.27%		9.82%

Ratios to Average Net Assets[4]
Total expenses	0.40%	[5,6]	0.40%	[5,6]	0.43%	[5,6]	0.44%	[5,6]	0.76%

Total expenses after fees waived	0.40%	[5,6]	0.40%	[5,6]	0.43%	[5,6]	0.43%	[5,6]	0.41%

Net investment income	1.86%	[5,6]	1.67%	[5,6]	2.07%	[5,6]	2.69%	[5,6]	2.49%

Supplemental Data
Net assets, end of year (000)	$3,019		$3,675		$7,378		$4,309		$769

Portfolio turnover rate of the LifePath Master Portfolio	14%	[7]	17%	[7]	4%	[8]	4%	[8]	4% [8]

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which include gross expenses.

[5]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.33%, 0.30%, 0.30%, and 0.29% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[6]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.10%, 0.10%, 0.08% and 0.08% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[7]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[8]

Excludes the LifePath Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 13%, 20% and 14% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

See Notes to Financial Statements.

28	BLACKROCK FUNDS III	DECEMBER 31, 2014

Financial Highlights (concluded)	LifePath Retirement Portfolio

	Class R
	Year Ended December 31,								Period May 3, 2010[1] to December 31, 2010
	2014		2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$11.65		$11.75		$11.36		$11.54		$11.22

Net investment income[2]	0.12		0.10		0.17		0.21		0.14
Net realized and unrealized gain	0.38		0.55		0.76		0.17		0.36

Net increase from investment operations	0.50		0.65		0.93		0.38		0.50

Distributions from:[3]
Net investment income	(0.12)		(0.10)		(0.19)		(0.21)		(0.16)
Net realized gain	(1.02)		(0.65)		(0.35)		(0.35)		(0.02)

Total distributions	(1.14)		(0.75)		(0.54)		(0.56)		(0.18)

Net asset value, end of period	$11.01		$11.65		$11.75		$11.36		$11.54

Total Return[4]
Based on net asset value	4.25%		5.61%		8.26%		3.32%		4.55%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.25%	[7,8]	1.26%	[7,8]	1.27%	[7,8]	1.28%	[7,8]	1.61%	[9]

Total expenses after fees waived	1.25%	[7,8]	1.25%	[7,8]	1.26%	[7,8]	1.27%	[7,8]	1.26%	[9]

Net investment income	0.98%	[7,8]	0.85%	[7,8]	1.38%	[7,8]	1.76%	[7,8]	1.84%	[9]

Supplemental Data
Net assets, end of period (000)	$895		$2,060		$2,609		$41		$33

Portfolio turnover rate of the LifePath Master Portfolio	14%	[10]	17%	[10]	4%	[11]	4%	[11]	4%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.31%, 0.30%, 0.32% and 0.29% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.10%, 0.10%, 0.08% and 0.08% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[11]

Excludes the LifePath Master Portfolio’s purchases or sales of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 13%, 20% and 14% for the years ended December 31, 2012 and December 31, 2011 and the period ended December 31, 2010, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	29

Financial Highlights	LifePath 2020 Portfolio

	Institutional
	Year Ended December 31,
	2014		2013		2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$16.75		$16.42		$15.22		$15.92		$14.62

Net investment income[1]	0.26		0.25		0.29		0.33		0.29
Net realized and unrealized gain (loss)	0.58		1.32		1.38		(0.09)		1.28

Net increase from investment operations	0.84		1.57		1.67		0.24		1.57

Distributions from:[2]
Net investment income	(0.26)		(0.26)		(0.29)		(0.33)		(0.27)
Net realized gain	(1.68)		(0.98)		(0.18)		(0.61)		—

Total distributions	(1.94)		(1.24)		(0.47)		(0.94)		(0.27)

Net asset value, end of year	$15.65		$16.75		$16.42		$15.22		$15.92

Total Return[3]
Based on net asset value	5.06%		9.67%		10.99%		1.46%		10.90%

Ratios to Average Net Assets[4]
Total expenses	0.74%	[5,6]	0.73%	[5,6]	0.75%	[5,6]	0.75%	[5,6]	1.08%

Total expenses after fees waived	0.74%	[5,6]	0.73%	[5,6]	0.75%	[5,6]	0.74%	[5,6]	0.73%

Net investment income	1.50%	[5,6]	1.47%	[5,6]	1.77%	[5,6]	2.05%	[5,6]	1.95%

Supplemental Data
Net assets, end of year (000)	$490,447		$698,251		$688,545		$752,092		$843,339

Portfolio turnover rate of the LifePath Master Portfolio	21%	[7]	19%	[7]	5%	[8]	5%	[8]	4% [8]

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which include gross expenses.

[5]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.34% for the year ended December 31, 2014 and 0.32% for each of the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[6]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, 0.12%, 0.11% and 0.11% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[7]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[8]

Excludes the LifePath Master Portfolio’s purchases or sales of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15%, 23% and 13% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

See Notes to Financial Statements.

30	BLACKROCK FUNDS III	DECEMBER 31, 2014

Financial Highlights (continued)	LifePath 2020 Portfolio

	Investor A
	Year Ended December 31,
	2014		2013		2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$15.77		$15.53		$14.43		$15.14		$13.93

Net investment income[1]	0.20		0.19		0.24		0.28		0.24
Net realized and unrealized gain (loss)	0.55		1.25		1.30		(0.09)		1.21

Net increase from investment operations	0.75		1.44		1.54		0.19		1.45

Distributions from:[2]
Net investment income	(0.23)		(0.22)		(0.26)		(0.29)		(0.24)
Net realized gain	(1.68)		(0.98)		(0.18)		(0.61)		—

Total distributions	(1.91)		(1.20)		(0.44)		(0.90)		(0.24)

Net asset value, end of year	$14.61		$15.77		$15.53		$14.43		$15.14

Total Return[3]
Based on net asset value	4.79%		9.39%		10.67%		1.26%		10.56%

Ratios to Average Net Assets[4]
Total expenses	0.99%	[5,6]	0.98%	[5,6]	1.00%	[5,6]	1.00%	[5,6]	1.34%

Total expenses after fees waived	0.98%	[5,6]	0.98%	[5,6]	1.00%	[5,6]	1.00%	[5,6]	0.99%

Net investment income	1.26%	[5,6]	1.21%	[5,6]	1.55%	[5,6]	1.82%	[5,6]	1.71%

Supplemental Data
Net assets, end of year (000)	$367,281		$390,380		$410,926		$401,477		$376,851

Portfolio turnover rate of the LifePath Master Portfolio	21%	[7]	19%	[7]	5%	[8]	5%	[8]	4% [8]

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which include gross expenses.

[5]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.35% for the year ended December 31, 2014 and 0.32% for each of the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[6]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, 0.12%, 0.11% and 0.11% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[7]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[8]

Excludes the LifePath Master Portfolio’s purchases or sales of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15%, 23% and 13% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	31

Financial Highlights (continued)	LifePath 2020 Portfolio

	Investor C
	Year Ended December 31,								Period May 3, 2010[1] to December 31, 2010
	2014		2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$16.62		$16.32		$15.16		$15.89		$15.29

Net investment income[2]	0.09		0.09		0.14		0.17		0.12
Net realized and unrealized gain (loss)	0.57		1.30		1.36		(0.09)		0.64

Net increase from investment operations	0.66		1.39		1.50		0.08		0.76

Distributions from:[3]
Net investment income	(0.11)		(0.11)		(0.16)		(0.20)		(0.16)
Net realized gain	(1.68)		(0.98)		(0.18)		(0.61)		—

Total distributions	(1.79)		(1.09)		(0.34)		(0.81)		(0.16)

Net asset value, end of period	$15.49		$16.62		$16.32		$15.16		$15.89

Total Return[4]
Based on net asset value	3.98%		8.58%		9.87%		0.47%		5.03%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.74%	[7,8]	1.73%	[7,8]	1.75%	[7,8]	1.75%	[7,8]	2.09%	[9]

Total expenses after fees waived	1.73%	[7,8]	1.73%	[7,8]	1.75%	[7,8]	1.75%	[7,8]	1.74%	[9]

Net investment income	0.54%	[7,8]	0.51%	[7,8]	0.87%	[7,8]	1.05%	[7,8]	1.23%	[9]

Supplemental Data
Net assets, end of period (000)	$2,981		$2,193		$1,262		$301		$116

Portfolio turnover rate of the LifePath Master Portfolio	21%	[10]	19%	[10]	5%	[11]	5%	[11]	4%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.36% for the year ended December 31, 2014 and 0.32% for each of the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, 0.12%, 0.11% and 0.11% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[11]

Excludes the LifePath Master Portfolio’s purchases or sales of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15%, 23% and 13% for the years ended December 31, 2012 and December 31, 2011 and the period ended December 31, 2010, respectively.

See Notes to Financial Statements.

32	BLACKROCK FUNDS III	DECEMBER 31, 2014

Financial Highlights (continued)	LifePath 2020 Portfolio

	Class K
	Year Ended December 31,
	2014		2013		2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$16.73		$16.39		$15.20		$15.91		$14.61

Net investment income[1]	0.32		0.30		0.35		0.40		0.34
Net realized and unrealized gain (loss)	0.57		1.33		1.37		(0.12)		1.28

Net increase from investment operations	0.89		1.63		1.72		0.28		1.62

Distributions from:[2]
Net investment income	(0.33)		(0.31)		(0.35)		(0.38)		(0.32)
Net realized gain	(1.68)		(0.98)		(0.18)		(0.61)		—

Total distributions	(2.01)		(1.29)		(0.53)		(0.99)		(0.32)

Net asset value, end of year	$15.61		$16.73		$16.39		$15.20		$15.91

Total Return[3]
Based on net asset value	5.35%		10.11%		11.36%		1.78%		11.28%

Ratios to Average Net Assets[4]
Total expenses	0.39%	[5,6]	0.38%	[5,6]	0.40%	[5,6]	0.40%	[5,6]	0.74%

Total expenses after fees waived	0.38%	[5,6]	0.37%	[5,6]	0.40%	[5,6]	0.40%	[5,6]	0.39%

Net investment income	1.90%	[5,6]	1.77%	[5,6]	2.18%	[5,6]	2.47%	[5,6]	2.29%

Supplemental Data
Net assets, end of year (000)	$9,545		$6,500		$11,609		$6,224		$2,485

Portfolio turnover rate of the LifePath Master Portfolio	21%	[7]	19%	[7]	5%	[8]	5%	[8]	4% [8]

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which include gross expenses.

[5]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.36% for the year ended December 31, 2014 and 0.32% for each of the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[6]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, 0.12%, 0.11% and 0.11% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[7]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[8]

Excludes the LifePath Master Portfolio’s purchases or sales of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15%, 23% and 13% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	33

Financial Highlights (concluded)	LifePath 2020 Portfolio

	Class R
	Year Ended December 31,								Period May 3, 2010[1] to December 31, 2010
	2014		2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$16.70		$16.36		$15.20		$15.88		$15.29

Net investment income[2]	0.17		0.16		0.25		0.24		0.23
Net realized and unrealized gain (loss)	0.58		1.33		1.32		(0.07)		0.57

Net increase from investment operations	0.75		1.49		1.57		0.17		0.80

Distributions from:[3]
Net investment income	(0.18)		(0.17)		(0.23)		(0.24)		(0.21)
Net realized gain	(1.68)		(0.98)		(0.18)		(0.61)		—

Total distributions	(1.86)		(1.15)		(0.41)		(0.85)		(0.21)

Net asset value, end of period	$15.59		$16.70		$16.36		$15.20		$15.88

Total Return[4]
Based on net asset value	4.49%		9.20%		10.36%		1.06%		5.34%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.24%	[7,8]	1.23%	[7,8]	1.25%	[7,8]	1.25%	[7,8]	1.58%	[9]

Total expenses after fees waived	1.23%	[7,8]	1.23%	[7,8]	1.25%	[7,8]	1.25%	[7,8]	1.23%	[9]

Net investment income	1.01%	[7,8]	0.94%	[7,8]	1.53%	[7,8]	1.51%	[7,8]	2.29%	[9]

Supplemental Data
Net assets, end of period (000)	$2,580		$3,167		$2,862		$161		$81

Portfolio turnover rate of the LifePath Master Portfolio	21%	[10]	19%	[10]	5%	[11]	5%	[11]	4%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.35%, 0.32%, 0.33% and 0.32% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, 0.12%, 0.11% and 0.11% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[11]

Excludes the LifePath Master Portfolio’s purchases or sales of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15%, 23% and 13% for the years ended December 31, 2012 and December 31, 2011 and the period ended December 31, 2010, respectively.

See Notes to Financial Statements.

34	BLACKROCK FUNDS III	DECEMBER 31, 2014

Financial Highlights	LifePath 2030 Portfolio

	Institutional
	Year Ended December 31,
	2014		2013		2012		2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$16.01		$15.25		$14.11		$14.63	$13.31

Net investment income[1]	0.24		0.26		0.28		0.28	0.25
Net realized and unrealized gain (loss)	0.61		1.80		1.56		(0.37)	1.31

Net increase (decrease) from investment operations	0.85		2.06		1.84		(0.09)	1.56

Distributions from:[2]
Net investment income	(0.26)		(0.26)		(0.28)		(0.27)	(0.24)
Net realized gain	(1.89)		(1.04)		(0.42)		(0.16)	—

Total distributions	(2.15)		(1.30)		(0.70)		(0.43)	(0.24)

Net asset value, end of year	$14.71		$16.01		$15.25		$14.11	$14.63

Total Return[3]
Based on net asset value	5.32%		13.66%		13.09%		(0.63)%	11.86%

Ratios to Average Net Assets[4]
Total expenses	0.71%	[5,6]	0.70%	[5,6]	0.73%	[5,6]	0.73% [5,6]	1.07%

Total expenses after fees waived	0.71%	[5,6]	0.70%	[5,6]	0.73%	[5,6]	0.72% [5,6]	0.70%

Net investment income	1.50%	[5,6]	1.62%	[5,6]	1.84%	[5,6]	1.88% [5,6]	1.85%

Supplemental Data
Net assets, end of year (000)	$449,354		$674,558		$630,131		$642,867	$696,817

Portfolio turnover rate of the LifePath Master Portfolio	33%	[7]	22%	[7]	5%	[8]	7% [8]	3% [8]

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which include gross expenses.

[5]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.37%, 0.33%, 0.34% and 0.34% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[6]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.14%, 0.15%, 0.13% and 0.13% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[7]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[8]

Excludes the LifePath Master Portfolio’s purchases or sales of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 16%, 20% and 10% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	35

Financial Highlights (continued)	LifePath 2030 Portfolio

	Investor A
	Year Ended December 31,
	2014		2013		2012		2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$15.62		$14.90		$13.81		$14.33	$13.05

Net investment income[1]	0.20		0.21		0.24		0.24	0.21
Net realized and unrealized gain (loss)	0.58		1.77		1.52		(0.36)	1.28

Net increase (decrease) from investment operations	0.78		1.98		1.76		(0.12)	1.49

Distributions from:[2]
Net investment income	(0.23)		(0.22)		(0.25)		(0.24)	(0.21)
Net realized gain	(1.89)		(1.04)		(0.42)		(0.16)	—

Total distributions	(2.12)		(1.26)		(0.67)		(0.40)	(0.21)

Net asset value, end of year	$14.28		$15.62		$14.90		$13.81	$14.33

Total Return[3]
Based on net asset value	4.98%		13.44%		12.75%		(0.87)%	11.53%

Ratios to Average Net Assets[4]
Total expenses	0.96%	[5,6]	0.95%	[5,6]	0.98%	[5,6]	0.98% [5,6]	1.32%

Total expenses after fees waived	0.96%	[5,6]	0.95%	[5,6]	0.98%	[5,6]	0.97% [5,6]	0.96%

Net investment income	1.28%	[5,6]	1.36%	[5,6]	1.62%	[5,6]	1.65% [5,6]	1.60%

Supplemental Data
Net assets, end of year (000)	$350,201		$356,117		$343,885		$339,249	$307,189

Portfolio turnover rate of the LifePath Master Portfolio	33%	[7]	22%	[7]	5%	[8]	7% [8]	3% [8]

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which include gross expenses.

[5]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.37%, 0.33%, 0.34% and 0.34% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[6]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.14%, 0.15%, 0.13% and 0.13% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[7]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[8]

Excludes the LifePath Master Portfolio’s purchases or sales of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 16%, 20% and 10% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

See Notes to Financial Statements.

36	BLACKROCK FUNDS III	DECEMBER 31, 2014

Financial Highlights (continued)	LifePath 2030 Portfolio

	Investor C
	Year Ended December 31,							Period May 3, 2010[1] to December 31, 2010
	2014		2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$15.85		$15.13		$14.05		$14.62	$13.97

Net investment income[2]	0.09		0.13		0.16		0.14	0.10
Net realized and unrealized gain (loss)	0.58		1.76		1.51		(0.38)	0.67

Net increase (decrease) from investment operations	0.67		1.89		1.67		(0.24)	0.77

Distributions from:[3]
Net investment income	(0.11)		(0.13)		(0.17)		(0.17)	(0.12)
Net realized gain	(1.89)		(1.04)		(0.42)		(0.16)	—

Total distributions	(2.00)		(1.17)		(0.59)		(0.33)	(0.12)

Net asset value, end of period	$14.52		$15.85		$15.13		$14.05	$14.62

Total Return[4]
Based on net asset value	4.23%		12.59%		11.92%		(1.63)%	5.64%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.71%	[7,8]	1.71%	[7,8]	1.72%	[7,8]	1.74% [7,8]	2.07%	[9]

Total expenses after fees waived	1.71%	[7,8]	1.71%	[7,8]	1.72%	[7,8]	1.74% [7,8]	1.71%	[9]

Net investment income	0.55%	[7,8]	0.79%	[7,8]	1.05%	[7,8]	1.01% [7,8]	1.09%	[9]

Supplemental Data
Net assets, end of period (000)	$3,053		$2,531		$1,010		$154	$21

Portfolio turnover rate of the LifePath Master Portfolio	33%	[10]	22%	[10]	5%	[11]	7% [11]	3%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.38%, 0.34%, 0.35% and 0.34% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.14%, 0.15%, 0.13% and 0.13% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[11]

Excludes the LifePath Master Portfolio’s purchases or sales of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 16%, 20% and 10% for the years ended December 31, 2012 and December 31, 2011 and the period ended December 31, 2010, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	37

Financial Highlights (continued)	LifePath 2030 Portfolio

	Class K
	Year Ended December 31,
	2014		2013		2012		2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$16.01		$15.25		$14.12		$14.63	$13.30

Net investment income[1]	0.31		0.31		0.34		0.35	0.29
Net realized and unrealized gain (loss)	0.60		1.81		1.55		(0.37)	1.32

Net increase (decrease) from investment operations	0.91		2.12		1.89		(0.02)	1.61

Distributions from:[2]
Net investment income	(0.33)		(0.32)		(0.34)		(0.33)	(0.28)
Net realized gain	(1.89)		(1.04)		(0.42)		(0.16)	—

Total distributions	(2.22)		(1.36)		(0.76)		(0.49)	(0.28)

Net asset value, end of year	$14.70		$16.01		$15.25		$14.12	$14.63

Total Return[3]
Based on net asset value	5.66%		14.05%		13.43%		(0.20)%	12.32%

Ratios to Average Net Assets[4]
Total expenses	0.36%	[5,6]	0.35%	[5,6]	0.38%	[5,6]	0.38% [5,6]	0.72%

Total expenses after fees waived	0.36%	[5,6]	0.35%	[5,6]	0.38%	[5,6]	0.38% [5,6]	0.35%

Net investment income	1.89%	[5,6]	1.95%	[5,6]	2.26%	[5,6]	2.41% [5,6]	2.17%

Supplemental Data
Net assets, end of year (000)	$9,518		$8,666		$11,077		$6,448	$1,849

Portfolio turnover rate of the LifePath Master Portfolio	33%	[7]	22%	[7]	5%	[8]	7% [8]	3% [8]

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which include gross expenses.

[5]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s’ allocated fees waived of 0.36%, 0.34%, 0.35% and 0.34% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[6]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.14%, 0.15%, 0.13% and 0.13% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[7]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[8]

Excludes the LifePath Master Portfolio’s purchases or sales of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 16%, 20% and 10% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

See Notes to Financial Statements.

38	BLACKROCK FUNDS III	DECEMBER 31, 2014

Financial Highlights (concluded)	LifePath 2030 Portfolio

	Class R
	Year Ended December 31,							Period May 3, 2010[1] to December 31, 2010

	2014		2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$15.92		$15.17		$14.08		$14.60	$13.97

Net investment income[2]	0.17		0.18		0.28		0.20	0.22
Net realized and unrealized gain (loss)	0.59		1.80		1.47		(0.36)	0.60

Net increase (decrease) from investment operations	0.76		1.98		1.75		(0.16)	0.82

Distributions from:[3]
Net investment income	(0.19)		(0.19)		(0.24)		(0.20)	(0.19)
Net realized gain	(1.89)		(1.04)		(0.42)		(0.16)	—

Total distributions	(2.08)		(1.23)		(0.66)		(0.36)	(0.19)

Net asset value, end of period	$14.60		$15.92		$15.17		$14.08	$14.60

Total Return[4]
Based on net asset value	4.73%		13.14%		12.48%		(1.12)%	5.96%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.21%	[7,8]	1.21%	[7,8]	1.22%	[7,8]	1.23% [7,8]	1.56%	[9]

Total expenses after fees waived	1.21%	[7,8]	1.21%	[7,8]	1.22%	[7,8]	1.23% [7,8]	1.20%	[9]

Net investment income	1.02%	[7,8]	1.15%	[7,8]	1.84%	[7,8]	1.41% [7,8]	2.39%	[9]

Supplemental Data
Net assets, end of period (000)	$3,044		$3,155		$2,088		$188	$75

Portfolio turnover rate of the LifePath Master Portfolio	33%	[10]	22%	[10]	5%	[11]	7% [11]	3%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s’ allocated fees waived of 0.34%, 0.34%, 0.35% and 0.34% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.14%, 0.15%, 0.13% and 0.13% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[11]

Excludes the LifePath Master Portfolio’s purchases or sales of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 16%, 20% and 10% for the years ended December 31, 2012 and December 31, 2011 and the period ended December 31, 2010, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	39

Financial Highlights	LifePath 2040 Portfolio

	Institutional
	Year Ended December 31,
	2014		2013		2012		2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$20.06		$18.62		$16.98		$17.78	$16.04

Net investment income[1]	0.31		0.35		0.35		0.31	0.28
Net realized and unrealized gain (loss)	0.79		2.77		2.14		(0.73)	1.73

Net increase (decrease) from investment operations	1.10		3.12		2.49		(0.42)	2.01

Distributions from:[2]
Net investment income	(0.32)		(0.34)		(0.36)		(0.30)	(0.27)
Net realized gain	(2.47)		(1.34)		(0.49)		(0.08)	—

Total distributions	(2.79)		(1.68)		(0.85)		(0.38)	(0.27)

Net asset value, end of year	$18.37		$20.06		$18.62		$16.98	$17.78

Total Return[3]
Based on net asset value	5.48%		16.92%		14.73%		(2.38)%	12.71%

Ratios to Average Net Assets[4]
Total expenses	0.69%	[5,6]	0.69%	[5,6]	0.71%	[5,6]	0.71% [5,6]	1.06%

Total expenses after fees waived	0.69%	[5,6]	0.68%	[5,6]	0.71%	[5,6]	0.70% [5,6]	0.69%

Net investment income	1.51%	[5,6]	1.75%	[5,6]	1.91%	[5,6]	1.73% [5,6]	1.75%

Supplemental Data
Net assets, end of year (000)	$434,049		$615,699		$536,902		$528,655	$556,626

Portfolio turnover rate of the LifePath Master Portfolio	42%	[7]	26%	[7]	4%	[8]	8% [8]	4% [8]

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which include gross expenses.

[5]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.39%, 0.35%, 0.36% and 0.35% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[6]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.16%, 0.17%, 0.15% and 0.15% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[7]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[8]

Excludes the LifePath Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 14%, 20% and 9% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

See Notes to Financial Statements.

40	BLACKROCK FUNDS III	DECEMBER 31, 2014

Financial Highlights (continued)	LifePath 2040 Portfolio

	Investor A
	Year Ended December 31,
	2014		2013		2012		2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$18.98		$17.69		$16.18		$16.97	$15.33

Net investment income[1]	0.25		0.28		0.30		0.25	0.23
Net realized and unrealized gain (loss)	0.75		2.64		2.02		(0.70)	1.65

Net increase (decrease) from investment operations	1.00		2.92		2.32		(0.45)	1.88

Distributions from:[2]
Net investment income	(0.29)		(0.29)		(0.32)		(0.26)	(0.24)
Net realized gain	(2.47)		(1.34)		(0.49)		(0.08)	—

Total distributions	(2.76)		(1.63)		(0.81)		(0.34)	(0.24)

Net asset value, end of year	$17.22		$18.98		$17.69		$16.18	$16.97

Total Return[3]
Based on net asset value	5.23%		16.70%		14.41%		(2.65)%	12.40%

Ratios to Average Net Assets[4]
Total expenses	0.94%	[5,6]	0.94%	[5,6]	0.96%	[5,6]	0.96% [5,6]	1.31%

Total expenses after fees waived	0.94%	[5,6]	0.93%	[5,6]	0.96%	[5,6]	0.95% [5,6]	0.94%

Net investment income	1.30%	[5,6]	1.48%	[5,6]	1.69%	[5,6]	1.50% [5,6]	1.50%

Supplemental Data
Net assets, end of year (000)	$264,312		$262,573		$247,317		$233,427	$224,164

Portfolio turnover rate of the LifePath Master Portfolio	42%	[7]	26%	[7]	4%	[8]	8% [8]	4% [8]

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which include gross expenses.

[5]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.40%, 0.35%, 0.36% and 0.35% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[6]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.16%, 0.17%, 0.15% and 0.15% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[7]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[8]

Excludes the LifePath Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 14%, 20% and 9% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	41

Financial Highlights (continued)	LifePath 2040 Portfolio

	Investor C
	Year Ended December 31,							Period May 3, 2010[1] to December 31, 2010
	2014		2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$19.89		$18.49		$16.92		$17.77	$16.89

Net investment income[2]	0.11		0.17		0.21		0.13	0.12
Net realized and unrealized gain (loss)	0.79		2.73		2.08		(0.73)	0.90

Net increase (decrease) from investment operations	0.90		2.90		2.29		(0.60)	1.02

Distributions from:[3]
Net investment income	(0.13)		(0.16)		(0.23)		(0.17)	(0.14)
Net realized gain	(2.47)		(1.34)		(0.49)		(0.08)	—

Total distributions	(2.60)		(1.50)		(0.72)		(0.25)	(0.14)

Net asset value, end of period	$18.19		$19.89		$18.49		$16.92	$17.77

Total Return[4]
Based on net asset value	4.49%		15.80%		13.59%		(3.39)%	6.15%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.69%	[7,8]	1.69%	[7,8]	1.71%	[7,8]	1.72% [7,8]	2.06%	[9]

Total expenses after fees waived	1.69%	[7,8]	1.69%	[7,8]	1.71%	[7,8]	1.71% [7,8]	1.69%	[9]

Net investment income	0.55%	[7,8]	0.85%	[7,8]	1.12%	[7,8]	0.72% [7,8]	1.11%	[9]

Supplemental Data
Net assets, end of period (000)	$2,277		$1,944		$1,185		$98	$21

Portfolio turnover rate of the LifePath Master Portfolio	42%	[10]	26%	[10]	4%	[11]	8% [11]	4%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.41%, 0.35%, 0.36% and 0.35% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.16%, 0.17%, 0.15% and 0.15% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[11]

Excludes the LifePath Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 14%, 20% and 9% for the years ended December 31, 2012 and December 31, 2011 and the period ended December 31, 2010, respectively.

See Notes to Financial Statements.

42	BLACKROCK FUNDS III	DECEMBER 31, 2014

Financial Highlights (continued)	LifePath 2040 Portfolio

	Class K
	Year Ended December 31,
	2014		2013		2012		2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$20.16		$18.69		$17.05		$17.84	$16.03

Net investment income[1]	0.39		0.41		0.44		0.46	0.39
Net realized and unrealized gain (loss)	0.79		2.81		2.12		(0.80)	1.70

Net increase (decrease) from investment operations	1.18		3.22		2.56		(0.34)	2.09

Distributions from:[2]
Net investment income	(0.40)		(0.41)		(0.43)		(0.37)	(0.28)
Net realized gain	(2.47)		(1.34)		(0.49)		(0.08)	—

Total distributions	(2.87)		(1.75)		(0.92)		(0.45)	(0.28)

Net asset value, end of year	$18.47		$20.16		$18.69		$17.05	$17.84

Total Return[3]
Based on net asset value	5.85%		17.41%		15.08%		(1.95)%	13.18%

Ratios to Average Net Assets[4]
Total expenses	0.34%	[5,6]	0.33%	[5,6]	0.36%	[5,6]	0.37% [5,6]	0.70%

Total expenses after fees waived	0.34%	[5,6]	0.33%	[5,6]	0.36%	[5,6]	0.36% [5,6]	0.33%

Net investment income	1.90%	[5,6]	2.05%	[5,6]	2.36%	[5,6]	2.60% [5,6]	2.34%

Supplemental Data
Net assets, end of year (000)	$4,980		$5,733		$8,038		$4,749	$144

Portfolio turnover rate of the LifePath Master Portfolio	42%	[7]	26%	[7]	4%	[8]	8% [8]	4% [8]

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which include gross expenses.

[5]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.40%, 0.35%, 0.36% and 0.35% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[6]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.16%, 0.17%, 0.15% and 0.15% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[7]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[8]

Excludes the LifePath Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 14%, 20% and 9% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	43

Financial Highlights (concluded)	LifePath 2040 Portfolio

	Class R
	Year Ended December 31,							Period May 3, 2010[1] to December 31, 2010
	2014		2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$19.98		$18.54		$16.93		$17.74	$16.89

Net investment income[2]	0.20		0.22		0.34		0.23	0.34
Net realized and unrealized gain (loss)	0.80		2.78		2.05		(0.74)	0.73

Net increase (decrease) from investment operations	1.00		3.00		2.39		(0.51)	1.07

Distributions from:[3]
Net investment income	(0.22)		(0.22)		(0.29)		(0.22)	(0.22)
Net realized gain	(2.47)		(1.34)		(0.49)		(0.08)	—

Total distributions	(2.69)		(1.56)		(0.78)		(0.30)	(0.22)

Net asset value, end of period	$18.29		$19.98		$18.54		$16.93	$17.74

Total Return[4]
Based on net asset value	4.96%		16.33%		14.19%		(2.88)%	6.47%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.19%	[7,8]	1.19%	[7,8]	1.21%	[7,8]	1.22% [7,8]	1.55%	[9]

Total expenses after fees waived	1.19%	[7,8]	1.18%	[7,8]	1.21%	[7,8]	1.22% [7,8]	1.19%	[9]

Net investment income	1.01%	[7,8]	1.12%	[7,8]	1.83%	[7,8]	1.35% [7,8]	3.13%	[9]

Supplemental Data
Net assets, end of period (000)	$1,162		$1,438		$1,917		$460	$126

Portfolio turnover rate of the LifePath Master Portfolio	42%	[10]	26%	[10]	4%	[11]	8% [11]	4%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.39%, 0.35%, 0.37% and 0.35% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.16%, 0.17%, 0.15% and 0.15% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[11]

Excludes the LifePath Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 14%, 20% and 9% for the years ended December 31, 2012 and December 31, 2011 and the period ended December 31, 2010, respectively.

See Notes to Financial Statements.

44	BLACKROCK FUNDS III	DECEMBER 31, 2014

Financial Highlights	LifePath 2050 Portfolio

	Institutional
	Year Ended December 31,
	2014		2013		2012		2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$21.37		$19.18		$17.16		$18.58	$16.81

Net investment income[1]	0.33		0.41		0.37		0.31	0.31
Net realized and unrealized gain (loss)	0.89		3.36		2.37		(0.99)	1.91

Net increase (decrease) from investment operations	1.22		3.77		2.74		(0.68)	2.22

Distributions from:[2]
Net investment income	(0.34)		(0.39)		(0.37)		(0.29)	(0.28)
Net realized gain	(2.66)		(1.19)		(0.35)		(0.45)	(0.17)

Total distributions	(3.00)		(1.58)		(0.72)		(0.74)	(0.45)

Net asset value, end of year	$19.59		$21.37		$19.18		$17.16	$18.58

Total Return[3]
Based on net asset value	5.73%		19.82%		16.05%		(3.78)%	13.43%

Ratios to Average Net Assets[4]
Total expenses	0.68%	[5,6]	0.71%	[5,6]	0.72%	[5,6]	0.71% [5,6]	1.09%

Total expenses after fees waived	0.67%	[5,6]	0.70%	[5,6]	0.71%	[5,6]	0.68% [5,6]	0.67%

Net investment income	1.51%	[5,6]	1.97%	[5,6]	1.99%	[5,6]	1.69% [5,6]	1.83%

Supplemental Data
Net assets, end of year (000)	$108,741		$166,385		$106,813		$70,555	$50,613

Portfolio turnover rate of the LifePath Master Portfolio	48%	[7]	28%	[7]	5%	[8]	13% [8]	5% [8]

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which include gross expenses.

[5]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.41%, 0.36%, 0.39%, and 0.40% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[6]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.17%, 0.15%, 0.15% and 0.17% for the year ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[7]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[8]

Excludes the LifePath Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15%, 19% and 12% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	45

Financial Highlights (continued)	LifePath 2050 Portfolio

	Investor A
	Year Ended December 31,
	2014		2013		2012		2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$21.35		$19.17		$17.15		$18.58	$16.82

Net investment income[1]	0.28		0.35		0.33		0.26	0.28
Net realized and unrealized gain (loss)	0.89		3.36		2.36		(0.99)	1.90

Net increase (decrease) from investment operations	1.17		3.71		2.69		(0.73)	2.18

Distributions from:[2]
Net investment income	(0.30)		(0.34)		(0.32)		(0.25)	(0.25)
Net realized gain	(2.66)		(1.19)		(0.35)		(0.45)	(0.17)

Total distributions	(2.96)		(1.53)		(0.67)		(0.70)	(0.42)

Net asset value, end of year	$19.56		$21.35		$19.17		$17.15	$18.58

Total Return[3]
Based on net asset value	5.47%		19.48%		15.80%		(4.06)%	13.14%

Ratios to Average Net Assets[4]
Total expenses	0.93%	[5,6]	0.96%	[5,6]	0.97%	[5,6]	0.96% [5,6]	1.34%

Total expenses after fees waived	0.92%	[5,6]	0.95%	[5,6]	0.96%	[5,6]	0.94% [5,6]	0.92%

Net investment income	1.30%	[5,6]	1.67%	[5,6]	1.77%	[5,6]	1.44% [5,6]	1.67%

Supplemental Data
Net assets, end of year (000)	$70,442		$62,891		$46,189		$32,617	$18,809

Portfolio turnover rate of the LifePath Master Portfolio	48%	[7]	28%	[7]	5%	[8]	13% [8]	5% [8]

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which include gross expenses.

[5]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.42%, 0.36%, 0.39% and 0.40% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[6]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.17%, 0.15%, 0.15% and 0.17% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[7]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[8]

Excludes the LifePath Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15%, 19% and 12% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

See Notes to Financial Statements.

46	BLACKROCK FUNDS III	DECEMBER 31, 2014

Financial Highlights (continued)	LifePath 2050 Portfolio

	Investor C
	Year Ended December 31,							Period May 3, 2010[1] to December 31, 2010
	2014		2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$21.23		$19.10		$17.10		$18.57	$17.75

Net investment income[2]	0.12		0.24		0.17		0.12	0.12
Net realized and unrealized gain (loss)	0.87		3.30		2.37		(0.99)	1.02

Net increase (decrease) from investment operations	0.99		3.54		2.54		(0.87)	1.14

Distributions from:[3]
Net investment income	(0.13)		(0.22)		(0.19)		(0.15)	(0.15)
Net realized gain	(2.66)		(1.19)		(0.35)		(0.45)	(0.17)

Total distributions	(2.79)		(1.41)		(0.54)		(0.60)	(0.32)

Net asset value, end of period	$19.43		$21.23		$19.10		$17.10	$18.57

Total Return[4]
Based on net asset value	4.67%		18.60%		14.93%		(4.76)%	6.55%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.69%	[7,8]	1.72%	[7,8]	1.72%	[7,8]	1.71% [7,8]	2.07%	[9]

Total expenses after fees waived	1.68%	[7,8]	1.71%	[7,8]	1.70%	[7,8]	1.69% [7,8]	1.64%	[9]

Net investment income	0.55%	[7,8]	1.14%	[7,8]	0.91%	[7,8]	0.63% [7,8]	1.04%	[9]

Supplemental Data
Net assets, end of period (000)	$605		$553		$118		$39	$21

Portfolio turnover rate of the LifePath Master Portfolio	48%	[10]	28%	[10]	5%	[11]	13% [11]	5%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.42%, 0.36%, 0.39% and 0.40% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.17%, 0.15%, 0.15% and 0.17% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[11]

Excludes the LifePath Master Portfolio’s purchases or sales of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15%, 19% and 12% for the years ended December 31, 2012 and December 31, 2011 and the period ended December 31, 2010, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	47

Financial Highlights (continued)	LifePath 2050 Portfolio

	Class K
	Year Ended December 31,
	2014		2013		2012		2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$21.44		$19.24		$17.20		$18.63	$16.85

Net investment income[1]	0.42		0.46		0.45		0.47	0.37
Net realized and unrealized gain (loss)	0.89		3.39		2.37		(1.10)	1.91

Net increase (decrease) from investment operations	1.31		3.85		2.82		(0.63)	2.28

Distributions from:[2]
Net investment income	(0.43)		(0.46)		(0.43)		(0.35)	(0.33)
Net realized gain	(2.66)		(1.19)		(0.35)		(0.45)	(0.17)

Total distributions	(3.09)		(1.65)		(0.78)		(0.80)	(0.50)

Net asset value, end of year	$19.66		$21.44		$19.24		$17.20	$18.63

Total Return[3]
Based on net asset value	6.12%		20.19%		16.53%		(3.48)%	13.79%

Ratios to Average Net Assets[4]
Total expenses	0.33%	[5,6]	0.36%	[5,6]	0.37%	[5,6]	0.36% [5,6]	0.76%

Total expenses after fees waived	0.32%	[5,6]	0.35%	[5,6]	0.36%	[5,6]	0.34% [5,6]	0.33%

Net investment income	1.95%	[5,6]	2.22%	[5,6]	2.38%	[5,6]	2.56% [5,6]	2.19%

Supplemental Data
Net assets, end of year (000)	$1,257		$821		$1,018		$625	$86

Portfolio turnover rate of the LifePath Master Portfolio	48%	[7]	28%	[7]	5%	[8]	13% [8]	5% [8]

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010, which include gross expenses.

[5]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.43%, 0.36%, 0.39%, and 0.40% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[6]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.17%, 0.15%, 0.15% and 0.17% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[7]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[8]

Excludes the LifePath Master Portfolio’s purchases or sales of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15%, 19% and 12% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

See Notes to Financial Statements.

48	BLACKROCK FUNDS III	DECEMBER 31, 2014

Financial Highlights (concluded)	LifePath 2050 Portfolio

	Class R
	Year Ended December 31,							Period May 3, 2010[1] to December 31, 2010
	2014		2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$21.31		$19.14		$17.13		$18.56	$17.75

Net investment income[2]	0.22		0.30		0.37		0.22	0.22
Net realized and unrealized gain (loss)	0.89		3.35		2.29		(1.00)	0.97

Net increase (decrease) from investment operations	1.11		3.65		2.66		(0.78)	1.19

Distributions from:[3]
Net investment income	(0.23)		(0.29)		(0.30)		(0.20)	(0.21)
Net realized gain	(2.66)		(1.19)		(0.35)		(0.45)	(0.17)

Total distributions	(2.89)		(1.48)		(0.65)		(0.65)	(0.38)

Net asset value, end of period	$19.53		$21.31		$19.14		$17.13	$18.56

Total Return[4]
Based on net asset value	5.21%		19.19%		15.59%		(4.29)%	6.87%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.18%	[7,8]	1.21%	[7,8]	1.22%	[7,8]	1.21% [7,8]	1.57%	[9]

Total expenses after fees waived	1.17%	[7,8]	1.20%	[7,8]	1.20%	[7,8]	1.19% [7,8]	1.16%	[9]

Net investment income	1.01%	[7,8]	1.42%	[7,8]	1.98%	[7,8]	1.18% [7,8]	1.99%	[9]

Supplemental Data
Net assets, end of period (000)	$1,091		$1,126		$796		$53	$40

Portfolio turnover rate of the LifePath Master Portfolio	48%	[10]	28%	[10]	5%	[11]	13% [11]	5%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.40%, 0.36%, 0.39% and 0.40% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.17%, 0.15%, 0.15% and 0.17% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[11]

Excludes the LifePath Master Portfolio’s purchases or sales of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15%, 19% and 12% for the years ended December 31, 2012 and December 31, 2011 and the period ended December 31, 2010, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	49

Notes to Financial Statements

1. Organization:

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. LifePath® Retirement Portfolio, LifePath® 2020 Portfolio, LifePath® 2030 Portfolio, LifePath® 2040 Portfolio and LifePath® 2050 Portfolio (each, a “LifePath Portfolio” and collectively, the “LifePath Portfolios”) are each a series of the Trust. Each LifePath Portfolio seeks to achieve its investment objective by investing substantially all of its assets in a separate series of Master Investment Portfolio (“MIP”): LifePath® Retirement Master Portfolio, LifePath® 2020 Master Portfolio, LifePath® 2030 Master Portfolio, LifePath® 2040 Master Portfolio and LifePath® 2050 Master Portfolio (each, a “LifePath Master Portfolio” and collectively, the “LifePath Master Portfolios”). Each LifePath Master Portfolio has the same or substantially similar investment objective as its corresponding LifePath Portfolio. The performance of a LifePath Portfolio is directly affected by the performance of its corresponding LifePath Master Portfolio.

The value of each LifePath Portfolio’s investment in its corresponding LifePath Master Portfolio reflects that LifePath Portfolio’s proportionate interest in the net assets of that LifePath Master Portfolio (23.9%, 30.4%, 30.2%, 33.9% and 41.5% for LifePath Retirement Portfolio, LifePath 2020 Portfolio, LifePath 2030 Portfolio, LifePath 2040 Portfolio and LifePath 2050 Portfolio, respectively, as of December 31, 2014). As such, the financial statements of each corresponding LifePath Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with each LifePath Portfolio’s financial statements.

Each LifePath Portfolio offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that each bear certain expenses and conversion as outlined below. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are available only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures. For distribution and service fee breakdown see Note 3.

Share Name	Initial Sales Charge	CDSC	Conversion
Institutional, Class K and Class R	No	No	None
Investor A	Yes	No	None
Investor C	No	Yes	None

2. Significant Accounting Policies:

The LifePath Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each LifePath Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the LifePath Portfolios:

Valuation: The LifePath Portfolios’ investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the LifePath Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The LifePath Portfolios’ policy is to fair value their financial instruments at market value. Each LifePath Portfolio records its investments in the applicable LifePath Master Portfolio at fair value based on the LifePath Portfolio’s proportionate interest in the net assets of the applicable LifePath Master Portfolio. Valuation of securities held by the applicable LifePath Master Portfolio is discussed in Note 2 of the LifePath Master Portfolios’ Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from each LifePath Master Portfolio are accounted on a trade date basis. Each LifePath Portfolio records daily its proportionate share of its LifePath Master Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, each LifePath Portfolio accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to a LifePath Portfolio or its classes are charged to that LifePath Portfolio or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the LifePath Portfolios and other shared expenses prorated to the LifePath Portfolios are allocated daily to each class based on its relative net assets or other appropriate methods.

3. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

50	BLACKROCK FUNDS III	DECEMBER 31, 2014

Notes to Financial Statements (continued)

The Trust, on behalf of the LifePath Portfolios, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL” or the “Administrator”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the LifePath Portfolios’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the LifePath Portfolios. BAL is entitled to receive for these administration services an annual fee of 0.50% based on the average daily net assets of each LifePath Portfolio’s Institutional, Investor A, Investor C and Class R Shares and 0.15% based on the average net assets of the Class K Shares.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of a LifePath Portfolio and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

The fees and expenses of the Trust’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Trust’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the LifePath Portfolios. BAL has contractually agreed to provide an offsetting credit against the administration fees paid by the LifePath Portfolios in an amount equal to the independent expenses through April 30, 2024. These amounts are shown as fees waived by administrator in the Statements of Operations.

The Trust, on behalf of the LifePath Portfolios, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each LifePath Portfolio pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the share classes as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each LifePath Portfolio. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor C and Class R shareholders.

For the year ended December 31, 2014, affiliates earned underwriting discounts, direct commissions and/or dealer concessions on sales of each LifePath Portfolio’s Investor A Shares as follows:

	LifePath Retirement Portfolio	LifePath 2020 Portfolio	LifePath 2030 Portfolio	LifePath 2040 Portfolio	LifePath 2050 Portfolio
Investor A	$1,103	$1,079	$1,845	$735	$732

For the year ended December 31, 2014, affiliates received CDSCs as follows:

	LifePath Retirement Portfolio	LifePath 2020 Portfolio	LifePath 2030 Portfolio	LifePath 2040 Portfolio	LifePath 2050 Portfolio
Investor C	$169	$62	$8	$54	$82

Certain officers and/or trustees are officers and/or directors of BlackRock or its affiliates.

4. Income Tax Information:

It is each LifePath Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each LifePath Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each LifePath Portfolio’s U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on each LifePath Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to each LifePath Portfolio’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

BLACKROCK FUNDS III	DECEMBER 31, 2014	51

Notes to Financial Statements (continued)

The tax character of distributions paid were as follows:

		LifePath Retirement Portfolio	LifePath 2020 Portfolio	LifePath 2030 Portfolio	LifePath 2040 Portfolio	LifePath 2050 Portfolio
Ordinary Income	12/31/14	$14,474,026	$33,847,124	$34,515,112	$30,444,900	$7,024,025
	12/31/13	$15,218,241	$36,244,798	$36,948,875	$33,340,833	$7,647,321
Long-term capital gains	12/31/14	$26,917,322	$72,702,832	$79,120,944	$72,094,410	$18,314,121
	12/31/13	$20,215,894	$44,261,605	$45,131,759	$38,557,774	$8,332,968

Total	12/31/14	$41,391,348	$106,549,956	$113,636,056	$102,539,310	$25,338,146

	12/31/13	$35,434,135	$80,506,403	$82,080,634	$71,898,607	$15,980,289

As of December 31, 2014, the tax components of accumulated net earnings was as follows:

	LifePath Retirement Portfolio	LifePath 2020 Portfolio	LifePath 2030 Portfolio	LifePath 2040 Portfolio	LifePath 2050 Portfolio
Undistributed ordinary income	$2,188,893	$4,440,550	$3,442,318	$2,332,917	$366,301
Undistributed long-term capital gains	1,788,731	4,525,156	5,177,409	4,804,453	1,099,126
Net unrealized gains[1]	35,005,689	87,426,479	56,059,981	86,968,850	12,504,428

Total	$38,983,313	$96,392,185	$64,679,708	$94,106,220	$13,969,855

[1]	The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the timing and recognition of partnership income.

5. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
LifePath Retirement Portfolio	Shares	Amount	Shares	Amount
Institutional
Shares sold	3,901,030	$46,463,867	5,754,942	$69,133,616
Shares issued to shareholders in reinvestment of distributions	2,226,827	25,197,554	2,025,766	23,782,749
Shares redeemed	(14,214,774)	(168,660,124)	(11,587,751)	(138,829,774)

Net decrease	(8,086,917)	$(96,998,703)	(3,807,043)	$(45,913,409)

Investor A
Shares sold	2,530,337	$27,559,878	2,099,976	$23,169,542
Shares issued to shareholders in reinvestment of distributions	1,531,174	15,615,397	1,047,063	11,224,034
Shares redeemed	(4,600,164)	(49,794,241)	(6,125,072)	(67,169,112)

Net decrease	(538,653)	$(6,618,966)	(2,978,033)	$(32,775,536)

Investor C
Shares sold	93,516	$1,101,560	30,761	$366,522
Shares issued to shareholders in reinvestment of distributions	10,491	116,780	2,230	25,977
Shares redeemed	(29,952)	(354,613)	(537)	(6,351)

Net increase	74,055	$863,727	32,454	$386,148

Class K
Shares sold	244,334	$2,914,944	135,948	$1,639,652
Shares issued to shareholders in reinvestment of distributions	30,903	350,175	22,396	262,527
Shares redeemed	(316,285)	(3,759,750)	(470,427)	(5,625,111)

Net decrease	(41,048)	$(494,631)	(312,083)	$(3,722,932)

Class R
Shares sold	9,270	$109,704	76,366	$913,862
Shares issued to shareholders in reinvestment of distributions	9,360	106,023	11,490	134,000
Shares redeemed	(114,241)	(1,359,189)	(133,069)	(1,567,502)

Net decrease	(95,611)	$(1,143,462)	(45,213)	$(519,640)

Total Net Decrease	(8,688,174)	$(104,392,035)	(7,109,918)	$(82,545,369)

52	BLACKROCK FUNDS III	DECEMBER 31, 2014

Notes to Financial Statements (continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013
LifePath 2020 Portfolio	Shares	Amount	Shares	Amount
Institutional
Shares sold	5,490,343	$93,369,522	8,511,753	$144,336,416
Shares issued to shareholders in reinvestment of distributions	3,770,681	60,533,779	3,047,166	50,958,124
Shares redeemed	(19,597,685)	(330,407,643)	(11,824,424)	(200,561,646)

Net decrease	(10,336,661)	$(176,504,342)	(265,505)	$(5,267,106)

Investor A
Shares sold	2,783,548	$44,566,411	2,956,608	$47,519,740
Shares issued to shareholders in reinvestment of distributions	2,956,438	44,222,933	1,822,504	28,730,172
Shares redeemed	(5,348,859)	(85,352,258)	(6,496,963)	(104,174,457)

Net increase (decrease)	391,127	$3,437,086	(1,717,851)	$(27,924,545)

Investor C
Shares sold	92,681	$1,568,498	87,370	$1,468,984
Shares issued to shareholders in reinvestment of distributions	19,730	311,205	8,069	133,905
Shares redeemed	(51,937)	(874,902)	(40,854)	(689,488)

Net increase	60,474	$1,004,801	54,585	$913,401

Class K
Shares sold	460,561	$7,894,629	165,581	$2,808,655
Shares issued to shareholders in reinvestment of distributions	72,788	1,165,258	27,980	467,462
Shares redeemed	(310,592)	(5,281,867)	(513,349)	(8,608,694)

Net increase (decrease)	222,757	$3,778,020	(319,788)	$(5,332,577)

Class R
Shares sold	91,690	$1,556,487	94,473	$1,584,703
Shares issued to shareholders in reinvestment of distributions	19,412	310,941	12,487	208,183
Shares redeemed	(135,284)	(2,292,419)	(92,246)	(1,566,901)

Net increase (decrease)	(24,182)	$(424,991)	14,714	$225,985

Total Net Decrease	(9,686,485)	$(168,709,426)	(2,233,845)	$(37,384,842)

LifePath 2030 Portfolio
Institutional
Shares sold	6,018,990	$97,829,378	8,971,289	$143,757,958
Shares issued to shareholders in reinvestment of distributions	4,245,327	64,286,433	3,348,359	53,396,307
Shares redeemed	(21,840,580)	(351,719,418)	(11,517,152)	(185,042,343)

Net increase (decrease)	(11,576,263)	$(189,603,607)	802,496	$12,111,922

Investor A
Shares sold	3,382,841	$53,696,141	2,838,723	$44,394,903
Shares issued to shareholders in reinvestment of distributions	3,223,542	47,165,061	1,771,483	27,571,118
Shares redeemed	(4,890,982)	(77,053,211)	(4,883,680)	(76,553,017)

Net increase (decrease)	1,715,401	$23,807,991	(273,474)	$(4,586,996)

Investor C
Shares sold	66,719	$1,073,462	99,483	$1,588,437
Shares issued to shareholders in reinvestment of distributions	24,897	368,390	10,794	170,582
Shares redeemed	(41,087)	(653,792)	(17,275)	(276,553)

Net increase	50,529	$788,060	93,002	$1,482,466

BLACKROCK FUNDS III	DECEMBER 31, 2014	53

Notes to Financial Statements (continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013
LifePath 2030 Portfolio (concluded)	Shares	Amount	Shares	Amount
Class K
Shares sold	490,402	$8,085,095	245,066	$3,922,659
Shares issued to shareholders in reinvestment of distributions	89,431	1,353,726	42,216	673,513
Shares redeemed	(473,631)	(7,722,039)	(472,474)	(7,435,361)

Net increase (decrease)	106,202	$1,716,782	(185,192)	$(2,839,189)

Class R
Shares sold	56,386	$909,776	95,045	$1,511,193
Shares issued to shareholders in reinvestment of distributions	26,690	399,574	13,681	216,995
Shares redeemed	(72,822)	(1,172,386)	(48,141)	(779,883)
Net increase	10,254	$136,964	60,585	$948,305

Total Net Increase (Decrease)	(9,693,877)	$(163,153,810)	497,417	$7,116,508

LifePath 2040 Portfolio
Institutional
Shares sold	4,547,603	$92,415,386	6,546,885	$129,765,463
Shares issued to shareholders in reinvestment of distributions	3,351,708	63,432,704	2,491,667	49,725,474
Shares redeemed	(14,960,406)	(301,406,787)	(7,192,721)	(143,607,155)

Net increase (decrease)	(7,061,095)	$(145,558,697)	1,845,831	$35,883,782

Investor A
Shares sold	2,109,212	$40,550,132	1,882,175	$35,624,614
Shares issued to shareholders in reinvestment of distributions	2,145,088	37,916,491	1,136,217	21,461,369
Shares redeemed	(2,736,990)	(52,332,409)	(3,161,989)	(59,848,652)

Net increase (decrease)	1,517,310	$26,134,214	(143,597)	$(2,762,669)

Investor C
Shares sold	45,298	$908,758	44,950	$889,572
Shares issued to shareholders in reinvestment of distributions	15,261	283,251	6,881	136,348
Shares redeemed	(33,165)	(673,789)	(18,180)	(357,229)

Net increase	27,394	$518,220	33,651	$668,691

Class K
Shares sold	209,407	$4,362,508	92,075	$1,809,615
Shares issued to shareholders in reinvestment of distributions	38,807	740,009	23,165	464,192
Shares redeemed	(262,901)	(5,382,812)	(260,804)	(5,061,839)

Net decrease	(14,687)	$(280,295)	(145,564)	$(2,788,032)

Class R
Shares sold	46,362	$942,164	31,423	$618,463
Shares issued to shareholders in reinvestment of distributions	8,593	162,063	5,454	108,333
Shares redeemed	(63,404)	(1,290,801)	(68,343)	(1,359,978)

Net decrease	(8,449)	$(186,574)	(31,466)	$(633,182)

Total Net Increase (Decrease)	(5,539,527)	$(119,373,132)	1,558,855	$30,368,590

LifePath 2050 Portfolio
Institutional
Shares sold	2,138,402	$46,251,744	3,070,828	$63,732,279
Shares issued to shareholders in reinvestment of distributions	762,452	15,338,372	544,951	11,556,896
Shares redeemed	(5,137,073)	(108,715,541)	(1,395,997)	(29,208,921)

Net increase (decrease)	(2,236,219)	$(47,125,425)	2,219,782	$46,080,254

54	BLACKROCK FUNDS III	DECEMBER 31, 2014

Notes to Financial Statements (concluded)

	Year Ended December 31, 2014		Year Ended December 31, 2013
LifePath 2050 Portfolio (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares sold	890,323	$19,351,097	898,304	$18,596,979
Shares issued to shareholders in reinvestment of distributions	475,626	9,543,129	200,755	4,256,315
Shares redeemed	(710,551)	(15,312,160)	(562,818)	(11,779,445)

Net increase	655,398	$13,582,066	536,241	$11,073,849

Investor C
Shares sold	17,404	$372,119	21,865	$448,245
Shares issued to shareholders in reinvestment of distributions	3,648	72,339	1,514	32,019
Shares redeemed	(15,969)	(341,292)	(3,501)	(73,007)

Net increase	5,083	$103,166	19,878	$407,257

Class K
Shares sold	37,882	$794,194	19,268	$399,508
Shares issued to shareholders in reinvestment of distributions	8,661	214,902	2,716	57,740
Shares redeemed	(20,895)	(453,493)	(36,583)	(736,281)

Net increase (decrease)	25,648	$555,603	(14,599)	$(279,033)

Class R
Shares sold	41,449	$891,512	25,203	$518,393
Shares issued to shareholders in reinvestment of distributions	7,899	159,772	3,441	72,784
Shares redeemed	(46,310)	(1,008,938)	(17,419)	(372,477)

Net increase	3,038	$42,346	11,225	$218,700

Total Net Increase (Decrease)	(1,547,052)	$(32,842,244)	2,772,527	$57,501,027

At December 31, 2014, the following shares of the LifePath Portfolios were owned by affiliates:

	Investor C	Class R
LifePath 2040 Portfolio	—	1,184
LifePath 2050 Portfolio	1,127	1,127

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the LifePath Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	55

Report of Independent Registered Public Accounting Firm	BlackRock Funds III

To the Board of Trustees of BlackRock Funds III and the Shareholders of LifePath® Retirement Portfolio, LifePath 2020 Portfolio®, LifePath 2030 Portfolio®, LifePath 2040 Portfolio® and LifePath® 2050 Portfolio:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of LifePath® Retirement Portfolio, LifePath 2020 Portfolio®, LifePath 2030 Portfolio®, LifePath 2040 Portfolio® and LifePath® 2050 Portfolio (the “Funds”), each a series of BlackRock Funds III, at December 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid during the tax year ended December 31, 2014.

	Payable Dates	LifePath Retirement Portfolio	LifePath 2020 Portfolio	LifePath 2030 Portfolio	LifePath 2040 Portfolio	LifePath 2050 Portfolio
Qualified Dividend Income for Individuals[1]	4/02/14 - 1/02/15	18.96%	24.45%	29.98%	34.64%	40.78%
Dividends Qualifying for the Dividend Received Deduction for Corporations[1]	4/02/14 - 1/02/15	10.71%	12.95%	15.36%	17.46%	20.03%
Federal Obligation Interest[2]	4/02/14 - 1/02/15	3.56%	2.58%	1.70%	1.06%	—
Interest Related Dividends and Short-Term Capital Gains for Non-U.S. Residents[3]	4/02/14 - 1/02/15	74.96%	75.59%	72.22%	70.46%	68.04%

[1]	The LifePath Portfolios hereby designate the percentages indicated above or the maximum amount allowable by law.

[2]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

[3]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the LifePath Portfolios distributed long-term capital gains per share to shareholders of record on the following dates:

	Record Dates	June 27, 2014	December 30, 2014
LifePath Retirement Portfolio		$0.119934	$0.669781
LifePath 2020 Portfolio		$0.245514	$1.083028
LifePath 2030 Portfolio		$0.234985	$1.266285
LifePath 2040 Portfolio		$0.320126	$1.646246
LifePath 2050 Portfolio		$0.399289	$1.760349

56	BLACKROCK FUNDS III	DECEMBER 31, 2014

Master Portfolio Information as of December 31, 2014	Master Investment Portfolio

LifePath® Retirement Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Fixed Income Funds .	60%
Equity Funds	40

Ten Largest Holdings	Percent of Affiliated Investment Companies

CoreAlpha Bond Master Portfolio	51%
Active Stock Master Portfolio	16
iShares TIPS Bond ETF	9
International Tilts Master Portfolio	7
Russell 1000® Index Master Portfolio	5
Master Small Cap Index Series	4
BlackRock Commodity Strategies Fund	3
BlackRock Emerging Markets Fund, Inc.	2
iShares MSCI Canada ETF	1
iShares Cohen & Steers REIT ETF	1

LifePath® 2020 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds .	53%
Fixed Income Funds	46
Short-Term Securities .	1

Ten Largest Holdings	Percent of Affiliated Investment Companies

CoreAlpha Bond Master Portfolio	40%
Active Stock Master Portfolio	22
International Tilts Master Portfolio	10
iShares TIPS Bond ETF.	7
Russell 1000® Index Master Portfolio.	6
BlackRock Commodity Strategies Fund.	4
Master Small Cap Index Series	3
BlackRock Emerging Markets Fund, Inc. .	3
iShares Cohen & Steers REIT ETF.	2
iShares International Developed Real Estate ETF.	1

LifePath® 2030 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds .	75%
Fixed Income Funds	24
Short-Term Securities .	1

Ten Largest Holdings	Percent of Affiliated Investment Companies

Active Stock Master Portfolio.	27%
CoreAlpha Bond Master Portfolio.	22
International Tilts Master Portfolio.	14
Russell 1000® Index Master Portfolio.	12
BlackRock Emerging Markets Fund, Inc. .	4
iShares Cohen & Steers REIT ETF.	4
BlackRock Commodity Strategies Fund.	4
iShares International Developed Real Estate ETF.	4
Master Small Cap Index Series	3
iShares TIPS Bond ETF.	2

The LifePath Master Portfolios’ allocation and holdings listed above are current as of the report date. However, the LifePath Master Portfolios are regularly monitored and their composition may vary throughout various periods.

BLACKROCK FUNDS III	DECEMBER 31, 2014	57

Master Portfolio Information as of December 31, 2014 (concluded)	Master Investment Portfolio

LifePath® 2040 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds .	93%
Fixed Income Funds	6
Short-Term Securities .	1

Ten Largest Holdings	Percent of Affiliated Investment Companies

Active Stock Master Portfolio.	30%
Russell 1000® Index Master Portfolio.	18
International Tilts Master Portfolio.	18
iShares Cohen & Steers REIT ETF.	7
CoreAlpha Bond Master Portfolio.	6
BlackRock Emerging Markets Fund, Inc. .	5
iShares International Developed Real Estate ETF.	5
BlackRock Commodity Strategies Fund.	4
iShares MSCI EAFE Small-Cap ETF.	2
Master Small Cap Index Series.	2

LifePath® 2050 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	98%
Fixed Income Funds.	1
Short-Term Securities.	1

Ten Largest Holdings	Percent of Affiliated Investment Companies

Active Stock Master Portfolio	33%
International Tilts Master Portfolio.	18
Russell 1000® Index Master Portfolio.	16
iShares Cohen & Steers REIT ETF.	7
iShares International Developed Real Estate ETF	6
BlackRock Emerging Markets Fund, Inc.	6
BlackRock Commodity Strategies Fund	4
iShares MSCI EAFE Small-Cap ETF	3
Master Small Cap Index Series.	3
iShares MSCI Canada ETF	2

The LifePath Master Portfolios’ allocation and holdings listed above are current as of the report date. However, the LifePath Master Portfolios are regularly monitored and their composition may vary throughout various periods.

58	BLACKROCK FUNDS III	DECEMBER 31, 2014

Schedule of Investments December 31, 2014	LifePath Retirement Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 39.5%
Active Stock Master Portfolio	$261,549,322	$261,549,322
BlackRock Commodity Strategies Fund	6,449,996	52,244,966
BlackRock Emerging Markets Fund, Inc.	1,751,608	34,138,845
International Tilts Master Portfolio	$113,464,710	113,464,710
iShares Cohen & Steers REIT ETF	45,789	4,434,207
iShares International Developed Real Estate ETF	71,776	2,156,151
iShares MSCI Canada ETF	369,599	10,666,627
iShares MSCI EAFE Small-Cap ETF	338,648	15,818,248
Master Small Cap Index Series	$61,149,952	61,149,952
Russell 1000® Index Master Portfolio	$71,857,425	71,857,425

		627,480,453
Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds — 60.2%
CoreAlpha Bond Master Portfolio	$808,534,591	$808,534,591
iShares TIPS Bond ETF	1,328,000	148,749,280

		957,283,871
Short-Term Securities — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.15% (b)	3,367,223	3,367,223
Total Affiliated Investment Companies (Cost — $1,510,858,022) — 99.9%		1,588,131,547
Other Assets Less Liabilities — 0.1%		2,063,782

Net Assets — 100.0%		$1,590,195,329

Notes to Schedule of Investments

(a)	During the year ended December 31, 2014, investments in issuers considered to be an affiliate of LifePath Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2013	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2014	Value at December 31, 2014	Income	Realized Gain (Loss)
Active Stock Master Portfolio	$301,116,371	—		$(39,567,049)[1]	$261,549,322	$261,549,322	$4,122,995	$50,016,113
ACWI ex-US Index Master Portfolio	$21,332,804	—		$(21,332,804)[1]	—	—	$130,286	$1,757,367
BlackRock Cash Funds: Institutional, SL Agency Shares	24,241,785	—		(20,874,562)[1]	3,367,223	$3,367,223	$3,519	—
BlackRock Cash Funds: Prime, SL Agency Shares	3,861,905	—		(3,861,905)[1]	—	—	$16,092	—
BlackRock Commodity Strategies Fund	6,117,587	887,157		(554,748)	6,449,996	$52,244,966	$12,272	$(600,228)
BlackRock Emerging Markets Fund, Inc.	779,979	1,037,356		(65,727)	1,751,608	$34,138,845	$182,516	$26,752
CoreAlpha Bond Master Portfolio	$829,309,521	—		$(20,774,930)[1]	$808,534,591	$808,534,591	$20,902,577	$13,180,841
International Tilts Master Portfolio	$52,994,384	$60,470,326	[2]	—	$113,464,710	$113,464,710	$2,746,895	$(1,565,940)
iShares Cohen & Steers REIT ETF	—	46,500		(711)	45,789	$4,434,207	$43,789	$8,419
iShares International Developed Real Estate ETF	—	73,061		(1,285)	71,776	$2,156,151	$15,931	$(1,498)
iShares MSCI Canada ETF	300,512	82,327		(13,240)	369,599	$10,666,627	$214,221	$10,563
iShares MSCI EAFE ETF	515,589	—		(515,589)	—	—	—	$12,246,932
iShares MSCI EAFE Small-Cap ETF	316,636	46,558		(24,546)	338,648	$15,818,248	$396,907	$148,095
iShares MSCI Emerging Markets ETF	282,562	—		(282,562)	—	—	—	$3,708,467
iShares TIPS Bond ETF	1,368,622	52,015		(92,637)	1,328,000	$148,749,280	$2,494,027	$(552,696)
Master Small Cap Index Series	$74,174,910	—		$(13,024,958)[1]	$61,149,952	$61,149,952	$938,971	$5,553,693
Russell 1000® Index Master Portfolio	$11,344,510	$60,512,915	[2]	—	$71,857,425	$71,857,425	$998,873	$(88,271)
[1] Represents net shares/beneficial interest sold.
[2] Represents net shares/beneficial interest purchased.

(b)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that LifePath Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including LifePath Master Portfolio’s own assumptions used in determining the fair value of investments)

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	59

Schedule of Investments (concluded)	LifePath Retirement Master Portfolio

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with LifePath Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about LifePath Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes LifePath Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$271,575,547	$1,316,556,000	—	$1,588,131,547

During the year ended December 31, 2014, there were no transfers between levels.

See Notes to Financial Statements.

60	BLACKROCK FUNDS III	DECEMBER 31, 2014

Schedule of Investments December 31, 2014	LifePath 2020 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 53.4%
Active Stock Master Portfolio	$627,945,748	$627,945,748
BlackRock Commodity Strategies Fund	12,567,336	101,795,418
BlackRock Emerging Markets Fund, Inc.	4,505,579	87,813,742
International Tilts Master Portfolio	$282,798,820	282,798,820
iShares Cohen & Steers REIT ETF (b)	498,805	48,304,276
iShares International Developed Real Estate ETF	1,382,421	41,527,927
iShares MSCI Canada ETF (b)	967,873	27,932,815
iShares MSCI EAFE Small-Cap ETF	881,531	41,176,313
Master Small Cap Index Series	$99,172,892	99,172,892
Russell 1000® Index Master Portfolio	$176,865,168	176,865,168

		1,535,333,119
Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds — 46.3%
CoreAlpha Bond Master Portfolio	$1,143,592,277	$1,143,592,277
iShares TIPS Bond ETF	1,673,332	187,429,917

		1,331,022,194
Short-Term Securities — 0.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.15% (c)	5,279,010	5,279,010
BlackRock Cash Funds: Prime, SL Agency Shares, 0.13% (c)(d)	6,776,550	6,776,550

		12,055,560
Total Affiliated Investment Companies (Cost — $2,713,634,291) — 100.1%		2,878,410,873
Liabilities in Excess of Other Assets — (0.1)%		(2,916,412)

Net Assets — 100.0%		$2,875,494,461

Notes to Schedule of Investments

(a)	During the year ended December 31, 2014, investments in issuers considered to be an affiliate of LifePath Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2013	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2014	Value at December 31, 2014	Income	Realized Gain (Loss)
Active Stock Master Portfolio	$734,517,624	—		$(106,571,876)[1]	$627,945,748	$627,945,748	$10,257,724	$122,571,692
ACWI ex-US Index Master Portfolio	$31,390,459	—		$(31,390,459)[1]	—	—	$189,579	$2,750,343
BlackRock Cash Funds: Institutional, SL Agency Shares	40,527,090	—		(35,248,080)[1]	5,279,010	$5,279,010	$6,678	—
BlackRock Cash Funds: Prime, SL Agency Shares	6,350,735	425,815	[2]	—	6,776,550	$6,776,550	$51,345	—
BlackRock Commodity Strategies Fund	11,033,370	2,656,443		(1,122,477)	12,567,336	$101,795,418	$21,986	$(1,136,942)
BlackRock Emerging Markets Fund, Inc.	1,998,897	2,715,402		(208,720)	4,505,579	$87,813,742	$469,038	$91,326
CoreAlpha Bond Master Portfolio	$1,188,795,466	—		$(45,203,189)[1]	$1,143,592,277	$1,143,592,277	$30,433,847	$19,356,620
International Tilts Master Portfolio	$133,430,820	$149,368,000	[2]	—	$282,798,820	$282,798,820	$6,916,333	$(3,810,784)
iShares Cohen & Steers REIT ETF	440,037	125,420		(66,652)	498,805	$48,304,276	$1,304,982	$1,151,062
iShares International Developed Real Estate ETF	1,210,918	312,758		(141,255)	1,382,421	$41,527,927	$1,323,065	$485,128
iShares MSCI Canada ETF	851,740	169,153		(53,020)	967,873	$27,932,815	$556,616	$(152,734)
iShares MSCI EAFE ETF	1,555,425	—		(1,555,425)	—	—	—	$34,762,048
iShares MSCI EAFE Small-Cap ETF	754,858	174,605		(47,932)	881,531	$41,176,313	$997,495	$255,176
iShares MSCI Emerging Markets ETF	811,846	—		(811,846)	—	—	—	$6,723,393
iShares TIPS Bond ETF	1,738,491	174,358		(239,517)	1,673,332	$187,429,917	$3,210,185	$(1,726,580)
Master Small Cap Index Series	$115,162,753	—		$(15,989,861)[1]	$99,172,892	$99,172,892	$1,489,194	$7,912,051
Russell 1000 Index Master Portfolio	$18,841,005	$158,024,163	[2]	—	$176,865,168	$176,865,168	$1,946,379	$(80,931)
[1] Represents net shares/beneficial interest sold.
[2] Represents net shares/beneficial interest purchased.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	61

Schedule of Investments (concluded)	LifePath 2020 Master Portfolio

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that LifePath Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including LifePath Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with LifePath Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about LifePath Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes LifePath Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$548,035,968	$2,330,374,905	—	$2,878,410,873

LifePath Master Portfolio may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of December 31, 2014, collateral on securities loaned at value of $6,776,550 are categorized as Level 2 within the disclosure hierarchy.

During the year ended December 31, 2014, there were no transfers between levels.

See Notes to Financial Statements.

62	BLACKROCK FUNDS III	DECEMBER 31, 2014

Schedule of Investments December 31, 2014	LifePath 2030 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 75.4%
Active Stock Master Portfolio	$732,007,711	$732,007,711
BlackRock Commodity Strategies Fund	12,540,270	101,576,184
BlackRock Emerging Markets Fund, Inc.	6,115,000	119,181,356
International Tilts Master Portfolio	$378,538,181	378,538,181
iShares Cohen & Steers REIT ETF	1,164,738	112,793,228
iShares International Developed Real Estate ETF	3,234,964	97,178,319
iShares MSCI Canada ETF (b)	1,320,806	38,118,461
iShares MSCI EAFE Small-Cap ETF	1,198,374	55,976,049
Master Small Cap Index Series	$75,431,704	75,431,704
Russell 1000® Index Master Portfolio	$325,759,398	325,759,398

		2,036,560,591
Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds — 24.3%
CoreAlpha Bond Master Portfolio	$591,843,692	$591,843,692
iShares TIPS Bond ETF	587,067	65,757,375

		657,601,067
Short-Term Securities — 0.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.15% (c)	5,873,387	$5,873,387
BlackRock Cash Funds: Prime, SL Agency Shares, 0.13% (c)(d)	8,407,500	8,407,500

		14,280,887
Total Affiliated Investment Companies (Cost — $2,525,334,356) — 100.2%		2,708,442,545
Liabilities in Excess of Other Assets — (0.2)%		(5,646,777)

		$2,702,795,768

Notes to Schedule of Investments

(a)	During the year ended December 31, 2014, investments in issuers considered to be an affiliate of LifePath Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2013	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2014	Value at December 31, 2014	Income	Realized Gain (Loss)
Active Stock Master Portfolio	$883,697,843	—		$(151,690,132)[1]	732,007,711	$732,007,711	$12,250,820	$146,004,155
ACWI ex-US Index Master Portfolio	$52,940,137	—		$(52,940,137)[1]	—	—	$311,550	$3,313,169
BlackRock Cash Funds: Institutional, SL Agency Shares	59,018,753	—		(53,145,366)[1]	5,873,387	$5,873,387	$7,179	—
BlackRock Cash Funds: Prime, SL Agency Shares	9,624,041	—		(1,216,541)[1]	8,407,500	$8,407,500	$65,198	—
BlackRock Commodity Strategies Fund	10,830,777	3,069,120		(1,359,627)	12,540,270	$101,576,184	$21,832	$(1,289,688)
BlackRock Emerging Markets Fund, Inc.	2,516,085	4,069,759		(470,844)	6,115,000	$119,181,356	$636,237	$394,284
CoreAlpha Bond Master Portfolio	$777,088,211	—		$(185,244,519)[1]	$591,843,692	$591,843,692	$19,580,079	$13,105,801
International Tilts Master Portfolio	$165,412,631	$213,125,550	[2]	—	$378,538,181	$378,538,181	$8,716,504	$(5,157,220)
iShares Cohen & Steers REIT ETF	951,541	372,162		(158,965)	1,164,738	$112,793,228	$2,902,017	$993,454
iShares International Developed Real Estate ETF	2,422,429	1,009,532		(196,997)	3,234,964	$97,178,319	$2,838,652	$(263,857)
iShares MSCI Canada ETF	1,012,839	407,410		(99,443)	1,320,806	$38,118,461	$731,454	$(215,111)
iShares MSCI EAFE ETF	1,843,415	—		(1,843,415)	—	—	—	$40,466,651
iShares MSCI EAFE Small-Cap ETF	973,793	306,041		(81,460)	1,198,374	$55,976,049	$1,332,819	$462,355
iShares MSCI Emerging Markets ETF	954,459	—		(954,459)	—	—	—	$6,364,747
iShares TIPS Bond ETF	863,157	93,803		(369,893)	587,067	$65,757,375	$1,596,802	$(293,610)
Master Small Cap Index Series	$87,580,909	—		$(12,149,205)[1]	$75,431,704	$75,431,704	$1,112,983	$5,656,527
Russell 1000 Index Master Portfolio	$48,110,697	$277,648,701	[2]	—	$325,759,398	$325,759,398	$3,109,746	$(257,048)
[1] Represents net shares/beneficial interest sold.
[2] Represents net shares/beneficial interest purchased.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	Security was purchased with the cash collateral from loaned securities.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	63

Schedule of Investments (concluded)	LifePath 2030 Master Portfolio

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that LifePath Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including LifePath Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with LifePath Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about LifePath Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes LifePath Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$604,861,859	$2,103,580,686	—	$2,708,442,545

LifePath Master Portfolio may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of December 31, 2014, collateral on securities loaned at value of $8,407,500 is categorized as Level 2 within the disclosure hierarchy.

During the year ended December 31, 2014, there were no transfers between levels.

See Notes to Financial Statements.

64	BLACKROCK FUNDS III	DECEMBER 31, 2014

Schedule of Investments December 31, 2014	LifePath 2040 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 93.8%
Active Stock Master Portfolio	$617,793,419	$617,793,419
BlackRock Commodity Strategies Fund	10,188,103	82,523,638
BlackRock Emerging Markets Fund, Inc.	5,989,668	116,738,633
International Tilts Master Portfolio	$367,981,472	367,981,472
iShares Cohen & Steers REIT ETF (b)	1,402,976	135,864,196
iShares International Developed Real Estate ETF	3,883,740	116,667,550
iShares MSCI Canada ETF (b)	1,285,655	37,104,003
iShares MSCI EAFE Small-Cap ETF	1,170,755	54,685,966
Master Small Cap Index Series	$50,915,660	50,915,660
Russell 1000® Index Master Portfolio	$379,569,351	379,569,351

		1,959,843,888
Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds — 5.9%
CoreAlpha Bond Master Portfolio	$124,444,002	$124,444,002
Short-Term Securities — 1.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.15% (c)	4,210,819	4,210,819
BlackRock Cash Funds: Prime, SL Agency Shares, 0.13% (c)(d)	16,314,800	16,314,800

		20,525,619
Total Affiliated Investment Companies (Cost — $1,946,307,898) — 100.7%		2,104,813,509
Liabilities in Excess of Other Assets — (0.7)%		(15,500,144)

Net Assets — 100.0%		$2,089,313,365

Notes to Schedule of Investments

(a)	During the year ended December 31, 2014, investments in issuers considered to be an affiliate of LifePath Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2013	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2014	Value at December 31, 2014	Income	Realized Gain (Loss)
Active Stock Master Portfolio	$799,127,066	—		$(181,333,647)[1]	$617,793,419	$617,793,419	$10,831,005	$132,762,819
ACWI ex-US Index Master Portfolio	$46,818,008	—		$(46,818,008)[1]	—	—	$282,728	$2,743,780
BlackRock Cash Funds: Institutional, SL Agency Shares	33,479,740	—		(29,268,921)[1]	4,210,819	$4,210,819	$5,668	—
BlackRock Cash Funds: Prime, SL Agency Shares	5,267,073	11,047,727	[2]	—	16,314,800	$16,314,800	$84,728	—
BlackRock Commodity Strategies Fund	8,674,420	2,448,345		(934,662)	10,188,103	$82,523,638	$18,022	$(915,288)
BlackRock Emerging Markets Fund, Inc.	2,360,437	4,086,676		(457,445)	5,989,668	$116,738,633	$621,783	$479,508
CoreAlpha Bond Master Portfolio	$401,864,037	—		$(277,420,035)[1]	$124,444,002	$124,444,002	$9,716,388	$7,286,207
International Tilts Master Portfolio	$154,522,993	$213,458,479	[2]	—	$367,981,472	$367,981,472	$8,114,290	$(4,786,525)
iShares Cohen & Steers REIT ETF	1,112,408	537,872		(247,304)	1,402,976	$135,864,196	$3,317,203	$1,264,675
iShares International Developed Real Estate ETF	2,633,592	1,554,859		(304,711)	3,883,740	$116,667,550	$3,271,760	$(537,382)
iShares MSCI Canada ETF	958,137	419,953		(92,435)	1,285,655	$37,104,003	$697,582	$(230,445)
iShares MSCI EAFE ETF	1,749,865	—		(1,749,865)	—	$—	$—	$37,379,682
iShares MSCI EAFE Small-Cap ETF	901,955	334,664		(65,864)	1,170,755	$54,685,966	$1,273,018	$400,062
iShares MSCI Emerging Markets ETF	896,775	—		(896,775)	—	—	—	$5,281,800
iShares TIPS Bond ETF	165,134	8,717		(173,851)	—	—	$290,162	$368,045
Master Small Cap Index Series	$54,999,126	—		$(4,083,466)[1]	$50,915,660	$50,915,660	$701,730	$3,499,325
Russell 1000 Index Master Portfolio	$66,301,350	$313,268,001	[2]	—	$379,569,351	$379,569,351	$3,501,743	$(180,994)
[1] Represents net shares/beneficial interest sold.
[2] Represents net shares/beneficial interest purchased.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	65

Schedule of Investments (concluded)	LifePath 2040 Master Portfolio

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that LifePath Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including LifePath Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with LifePath Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about LifePath Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements. The following table summarizes LifePath Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$564,109,605	$1,540,703,904	—	$2,104,813,509

LifePath Master Portfolio may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of December 31, 2014, collateral on securities loaned at value of $16,314,800 is categorized as Level 2 within the disclosure hierarchy.

During the year ended December 31, 2014, there were no transfers between levels.

See Notes to Financial Statements.

66	BLACKROCK FUNDS III	DECEMBER 31, 2014

Schedule of Investments December 31, 2014	LifePath 2050 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 98.6%
Active Stock Master Portfolio	$147,719,967	$147,719,967
BlackRock Commodity Strategies Fund	2,193,346	17,766,099
BlackRock Emerging Markets Fund, Inc.	1,329,101	25,904,173
International Tilts Master Portfolio	$81,873,561	81,873,561
iShares Cohen & Steers REIT ETF	327,853	31,749,285
iShares International Developed Real Estate ETF	901,660	27,085,866
iShares MSCI Canada ETF (b)	285,386	8,236,240
iShares MSCI EAFE Small-Cap ETF	260,026	12,145,814
Master Small Cap Index Series	$11,565,177	11,565,177
Russell 1000® Index Master Portfolio	$69,086,943	69,086,943

		433,133,125
Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds — 1.1%
CoreAlpha Bond Master Portfolio	$4,957,761	$4,957,761
Short-Term Securities — 0.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.15%, (c)	1,215,707	1,215,707
BlackRock Cash Funds: Prime, SL Agency Shares, 0.13% (c)(d)	2,950,000	2,950,000

		4,165,707
Total Affiliated Investment Companies (Cost — $413,634,780) — 100.6%		442,256,593
Liabilities in Excess of Other Assets — (0.6)%		(2,812,942)

Net Assets — 100.0%		$439,443,651

Notes to Schedule of Investments

(a)	During the year ended December 31, 2014, investments in issuers considered to be an affiliate of LifePath Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2013	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2014	Value at December 31, 2014	Income	Realized Gain (Loss)
Active Stock Master Portfolio	$176,775,516	—		$(29,055,549)[1]	147,719,967	$147,719,967	$2,339,620	$26,922,577
ACWI ex-US Index Master Portfolio	$27,522,238	—		$(27,522,238)[1]	—	—	$159,298	$1,476,519
BlackRock Cash Funds: Institutional, SL Agency Shares	5,872,036	—		(4,656,329)[1]	1,215,707	$1,215,707	$1,375	—
BlackRock Cash Funds: Prime, SL Agency Shares	859,378	2,090,622	[2]	—	2,950,000	$2,950,000	$17,363	—
BlackRock Commodity Strategies Fund	1,705,352	800,541		(312,547)	2,193,346	$17,766,099	$3,940	$(387,080)
BlackRock Emerging Markets Fund, Inc.	539,560	851,504		(61,963)	1,329,101	$25,904,173	$138,441	$11,541
CoreAlpha Bond Master Portfolio	$40,230,315	—		(35,272,554)[1]	$4,957,761	$4,957,761	$944,570	$728,781
International Tilts Master Portfolio	$36,382,911	$45,490,650	[2]	—	$81,873,561	$81,873,561	$1,813,792	$(1,166,605)
iShares Cohen & Steers REIT ETF	260,332	156,260		(88,739)	327,853	$31,749,285	$789,597	$167,145
iShares International Developed Real Estate ETF	725,825	338,093		(162,258)	901,660	$27,085,866	$792,505	$(453,885)
iShares MSCI Canada ETF	209,515	115,848		(39,977)	285,386	$8,236,240	$157,306	$(32,046)
iShares MSCI EAFE ETF	211,392	—		(211,392)	—	—	—	$3,846,398
iShares MSCI EAFE Small-Cap ETF	203,079	93,063		(36,116)	260,026	$12,145,814	$284,894	$248,710
iShares MSCI Emerging Markets ETF	113,169	—		(113,169)	—	—	—	$452,035
Master Small Cap Index Series	$8,543,922	$3,021,255	[2]	—	$11,565,177	$11,565,177	$116,971	$443,632
Russell 1000 Index Master Portfolio	$21,543,179	$47,543,764	[2]	—	$69,086,943	$69,086,943	$844,711	$1,265
[1] Represents net shares/beneficial interest sold.
[2] Represents net shares/beneficial interest purchased.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	67

Schedule of Investments (concluded)	LifePath 2050 Master Portfolio

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that LifePath Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including LifePath Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with LifePath Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about LifePath Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements. The following table summarizes LifePath Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$127,053,184	$315,203,409	—	$442,256,593

LifePath Master Portfolio may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of December 31, 2014, collateral on securities loaned at value of $2,950,000 is categorized as Level 2 within the disclosure hierarchy.

During the year ended December 31, 2014, there were no transfers between levels.

See Notes to Financial Statements.

68	BLACKROCK FUNDS III	DECEMBER 31, 2014

Statements of Assets and Liabilities	Master Investment Portfolio

December 31, 2014	LifePath Retirement Master Portfolio	LifePath 2020 Master Portfolio	LifePath 2030 Master Portfolio	LifePath 2040 Master Portfolio	LifePath 2050 Master Portfolio

Assets
Investments at value — affiliated[1,2]	$1,588,131,547	$2,878,410,873	$2,708,442,545	$2,104,813,509	$442,256,593
Investments sold receivable	8,304,501	36,169,173	36,011,433	28,969,956	4,549,285
Investment advisor receivable	—	—	—	—	1,986
Contributions receivable from investors	1,969,476	1,938,934	3,618,743	1,288,507	443,977
Dividends receivable — affiliated	76	—	—	—	—
Securities lending income receivable — affiliated	—	3,326	2,752	11,688	950

Total assets	1,598,405,600	2,916,522,306	2,748,075,473	2,135,083,660	447,252,791

Liabilities
Collateral on securities loaned at value	—	6,776,550	8,407,500	16,314,800	2,950,000
Investments purchased payable	5,868,690	21,232,100	23,704,909	19,016,127	3,718,787
Trustees’ fees payable	11,838	20,740	19,352	15,089	3,589
Investment advisory fees payable	88,380	111,688	56,143	9,163	—
Professional fees payable	27,132	29,804	28,980	27,512	23,522
Withdrawals payable to investors	2,214,231	12,856,963	13,062,821	10,387,604	1,113,242

Total liabilities	8,210,271	41,027,845	45,279,705	45,770,295	7,809,140

Net Assets	$1,590,195,329	$2,875,494,461	$2,702,795,768	$2,089,313,365	$439,443,651

Net Assets Consist of
Investors’ capital	$1,512,921,804	$2,710,717,879	$2,519,687,579	$1,930,807,754	$410,821,838
Net unrealized appreciation/depreciation	77,273,525	164,776,582	183,108,189	158,505,611	28,621,813

Net Assets	$1,590,195,329	$2,875,494,461	$2,702,795,768	$2,089,313,365	$439,443,651

[1] Investments at cost — affiliated	$1,510,858,022	$2,713,634,291	$2,525,334,356	$1,946,307,898	$413,634,780
[2] Securities loaned at value	—	$6,626,574	$8,225,100	$15,872,664	$2,886,000

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	69

Statements of Operations	Master Investment Portfolio

Year Ended December 31, 2014	LifePath Retirement Master Portfolio	LifePath 2020 Master Portfolio	LifePath 2030 Master Portfolio	LifePath 2040 Master Portfolio	LifePath 2050 Master Portfolio

Investment Income
Dividends — affiliated	$3,359,663	$7,882,976	$10,059,813	$9,489,113	$2,166,569
Securities lending — affiliated — net	16,092	51,345	65,198	84,728	17,363
Income — affiliated	3,519	6,678	7,179	5,668	1,375
Net investment income allocated from the applicable Underlying Master Portfolios:
Dividends	9,724,677	22,824,575	28,081,316	25,821,759	5,813,893
Interest	23,082,996	33,674,703	21,765,973	10,892,947	1,085,420
Expenses	(3,492,556)	(6,511,381)	(6,203,852)	(4,815,389)	(949,723)
Fees waived	525,480	1,245,159	1,438,245	1,248,567	269,372

Total income	33,219,871	59,174,055	55,213,872	42,727,393	8,404,269

Expenses
Investment advisory	5,577,351	10,029,021	9,401,718	7,281,306	1,434,290
Professional	27,984	29,589	29,308	28,738	26,652
Independent Trustees	48,009	83,892	79,179	62,170	15,265

Total expenses	5,653,344	10,142,502	9,510,205	7,372,214	1,476,207
Less fees waived by Manager	(4,565,145)	(8,642,209)	(8,587,353)	(6,956,180)	(1,423,923)

Total expenses after fees waived	1,088,199	1,500,293	922,852	416,034	52,284

Net investment income	32,131,672	57,673,762	54,291,020	42,311,359	8,351,985

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments — unaffiliated	1,776	2,777	1,450	2,298	—
Investments — affiliated	14,993,030	40,451,876	46,617,775	43,490,657	3,852,817
Allocations from the applicable Underlying Master Portfolios from investments, financial futures contracts, swaps and foreign currency transactions	68,853,803	148,698,991	162,665,384	141,324,612	28,406,169

	83,848,609	189,153,644	209,284,609	184,817,567	32,258,986

Net change in unrealized appreciation/depreciation on:
Investments — affiliated	(22,521,163)	(50,383,218)	(50,601,414)	(132,277,953)	(4,030,057)
Allocated from the applicable Underlying Master Portfolios from investments, financial futures contracts, swaps and foreign currency translations	(11,277,399)	(44,267,760)	(63,619,292)	24,668,225	(14,085,843)

	(33,798,562)	(94,650,978)	(114,220,706)	(107,609,728)	(18,115,900)

Net realized and unrealized gain	50,050,047	94,502,666	95,063,903	77,207,839	14,143,086

Net Increase in Net Assets Resulting from Operations	$82,181,719	$152,176,428	$149,354,923	$119,519,198	$22,495,071

See Notes to Financial Statements.

70	BLACKROCK FUNDS III	DECEMBER 31, 2014

Statements of Changes in Net Assets	Master Investment Portfolio

	LifePath Retirement Master Portfolio
	Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$32,131,672	$28,508,616
Net realized gain	83,848,609	76,997,571
Net change in unrealized appreciation/depreciation	(33,798,562)	(5,090,602)

Net increase in net assets resulting from operations	82,181,719	100,415,585

Capital Transactions
Proceeds from contributions	175,047,598	200,566,162
Value of withdrawals	(253,441,996)	(206,149,443)

Net decrease in net assets derived from capital transactions	(78,394,398)	(5,583,281)

Net Assets
Total increase in net assets	3,787,321	94,832,304
Beginning of year	1,586,408,008	1,491,575,704

End of year	$1,590,195,329	$1,586,408,008

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	71

Statements of Changes in Net Assets	Master Investment Portfolio

	LifePath 2020 Master Portfolio
	Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$57,673,762	$53,237,617
Net realized gain	189,153,644	175,291,019
Net change in unrealized appreciation/depreciation	(94,650,978)	35,384,494

Net increase in net assets resulting from operations	152,176,428	263,913,130

Capital Transactions
Proceeds from contributions	288,154,878	298,075,510
Value of withdrawals	(396,106,580)	(255,035,339)

Net increase (decrease) in net assets derived from capital transactions	(107,951,702)	43,040,171

Net Assets
Total increase in net assets	44,224,726	306,953,301
Beginning of year	2,831,269,735	2,524,316,434

End of year	$2,875,494,461	$2,831,269,735

See Notes to Financial Statements.

72	BLACKROCK FUNDS III	DECEMBER 31, 2014

Statements of Changes in Net Assets	Master Investment Portfolio

	LifePath 2030 Master Portfolio
	Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$54,291,020	$52,303,739
Net realized gain	209,284,609	189,521,746
Net change in unrealized appreciation/depreciation	(114,220,706)	86,149,465

Net increase in net assets resulting from operations	149,354,923	327,974,950

Capital Transactions
Proceeds from contributions	299,751,622	287,895,384
Value of withdrawals	(397,791,695)	(201,833,907)

Net increase (decrease) in net assets derived from capital transactions	(98,040,073)	86,061,477

Net Assets
Total increase in net assets	51,314,850	414,036,427
Beginning of year	2,651,480,918	2,237,444,491

End of year	$2,702,795,768	$2,651,480,918

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	73

Statements of Changes in Net Assets	Master Investment Portfolio

	LifePath 2040 Master Portfolio
	Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$42,311,359	$42,730,509
Net realized gain	184,817,567	162,181,872
Net change in unrealized appreciation/depreciation	(107,609,728)	101,679,299

Net increase in net assets resulting from operations	119,519,198	306,591,680

Capital Transactions
Proceeds from contributions	231,414,329	203,577,910
Value of withdrawals	(326,313,422)	(146,733,461)

Net increase (decrease) in net assets derived from capital transactions	(94,899,093)	56,844,449

Net Assets
Total increase in net assets	24,620,105	363,436,129
Beginning of year	2,064,693,260	1,701,257,131

End of year	$2,089,313,365	$2,064,693,260

See Notes to Financial Statements.

74	BLACKROCK FUNDS III	DECEMBER 31, 2014

Statements of Changes in Net Assets	Master Investment Portfolio

	LifePath 2050 Master Portfolio
	Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$8,351,985	$8,415,880
Net realized gain	32,258,986	29,182,969
Net change in unrealized appreciation/depreciation	(18,115,900)	26,425,146

Net increase in net assets resulting from operations	22,495,071	64,023,995

Capital Transactions
Proceeds from contributions	110,692,340	110,404,463
Value of withdrawals	(109,007,078)	(27,016,387)

Net increase in net assets derived from capital transactions	1,685,262	83,388,076

Net Assets
Total increase in net assets	24,180,333	147,412,071
Beginning of year	415,263,318	267,851,247

End of year	$439,443,651	$415,263,318

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	75

Financial Highlights	Master Investment Portfolio

	LifePath Retirement Master Portfolio
	Year Ended December 31,
	2014	2013	2012	2011	2010

Total Return
Total return	5.25%	6.75%	9.11%	4.46%	9.83%

Ratios to Average Net Assets
Total expenses	0.54%[1,2,3]	0.54%[1,2,3]	0.55%[4,5,6]	0.55%[4,5,6]	0.61%[4]

Total expenses after fees waived	0.25%[1,2,3]	0.25%[1,2,3]	0.28%[4,5,6]	0.27%[4,5,6]	0.26%[4]

Net investment income[7]	2.02%[1,2,3]	1.83%[1,2,3]	2.22%[4,5,6]	2.77%[4,5,6]	2.60%[4]

Supplemental Data
Net assets, end of year (000)	$1,590,195	$1,586,408	$1,491,576	$1,387,033	$1,380,141

Portfolio turnover rate	14%[8]	17%[8]	4%[9]	4%[9]	4%[9]

[1]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds.

[2]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio allocated fees waived of 0.03% for each of the years ended December 31, 2014 and December 31, 2013, respectively.

[3]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.10% for each of the years ended December 31, 2014 and December 31, 2013, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio allocated expenses and/or net investment income.

[4]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the year ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund and iShares exchange-traded funds.

[5]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated fees waived of 0.03% and 0.02% for the years ended December 31, 2012 and December 31, 2011, respectively.

[6]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.08% for each of the years ended December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[7]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the years ended December 31, 2014 and December 31, 2013, which also include International Tilts Master Portfolio and Russell 1000® Index Master Portfolio.

[8]

Includes the purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[9]

Excludes purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 13%, 20% and 14% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

See Notes to Financial Statements.

76	BLACKROCK FUNDS III	DECEMBER 31, 2014

Financial Highlights	Master Investment Portfolio

	LifePath 2020 Master Portfolio
	Year Ended December 31,
	2014	2013	2012	2011	2010

Total Return
Total return	5.56%	10.17%	11.49%	1.96%	11.40%

Ratios to Average Net Assets
Total expenses	0.54%[1,2,3]	0.53%[1,2,3]	0.53%[4,5,6]	0.53%[4,5,6]	0.59%[4]

Total expenses after fees waived	0.24%[1,2,3]	0.23%[1,2,3]	0.25%[4,5,6]	0.25%[4,5,6]	0.23%[4]

Net investment income[7]	2.01%[1,2,3]	1.97%[1,2,3]	2.30%[4,5,6]	2.56%[4,5,6]	2.45%[4]

Supplemental Data
Net assets, end of year (000)	$2,875,494	$2,831,270	$2,524,316	$2,358,583	$2,343,961

Portfolio turnover rate	21%[8]	19%[8]	5%[9]	5%[9]	4%[9]

[1]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds.

[2]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio allocated fees waived of 0.04% and 0.03% for the years ended December 31, 2014 and December 31, 2013, respectively.

[3]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.11% and 0.12%, for the years ended December 31, 2014 and December 31, 2013, respectively, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio allocated expenses and/or net investment income.

[4]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the year ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund and iShares exchange-traded funds.

[5]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated fees waived of 0.03% and 0.03% for the years ended December 31, 2012 and December 31, 2011, respectively.

[6]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.11% for each of the years ended December 31, 2012 and December 31, 2011, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[7]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the years ended December 31, 2014 and December 31, 2013, which also include International Tilts Master Portfolio and Russell 1000® Index Master Portfolio.

[8]

Includes the purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[9]

Excludes purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15%, 23% and 13% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	77

Financial Highlights	Master Investment Portfolio

	LifePath 2030 Master Portfolio
	Year Ended December 31,
	2014	2013	2012	2011	2010

Total Return
Total return	5.82%	14.16%	13.59%	(0.13)%	12.36%

Ratios to Average Net Assets
Total expenses	0.53%[1,2,3]	0.52%[1,2,3]	0.53%[4,5,6]	0.52%[4,5,6]	0.57%[4]

Total expenses after fees waived	0.21%[1,2,3]	0.20%[1,2,3]	0.23%[4,5,6]	0.22%[4,5,6]	0.21%[4]

Net investment income[7]	2.02%[1,2,3]	2.13%[1,2,3]	2.37%[4,5,6]	2.39%[4,5,6]	2.34%[4]

Supplemental Data
Net assets, end of year (000)	$2,702,796	$2,651,481	$2,237,444	$2,014,111	$1,972,075

Portfolio turnover rate	33%[8]	22%[8]	5%[9]	7%[9]	3%[9]

[1]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds.

[2]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio allocated fees waived of 0.05% and 0.04% for each of the years ended December 31, 2014 and December 31, 2013, respectively.

[3]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.14% and 0.15% for the years ended December 31, 2014 and December 31, 2013, respectively, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio allocated expenses and/or net investment income.

[4]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the year ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund and iShares exchange-traded funds.

[5]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated fees waived of 0.04% for each of the years ended December 31, 2012 and December 31, 2011.

[6]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.13% for each of the years ended December 31, 2012 and December 31, 2011, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[7]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the years ended December 31, 2014 and December 31, 2013, which also include International Tilts Master Portfolio and Russell 1000® Index Master Portfolio.

[8]

Includes the purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[9]

Excludes purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 16%, 20% and 10% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

See Notes to Financial Statements.

78	BLACKROCK FUNDS III	DECEMBER 31, 2014

Financial Highlights	Master Investment Portfolio

	LifePath 2040 Master Portfolio
	Year Ended December 31,
	2014	2013	2012	2011	2010

Total Return
Total return	5.98%	17.42%	15.23%	(1.88)%	13.21%

Ratios to Average Net Assets
Total expenses	0.53%[1,2,3]	0.51%[1,2,3]	0.52%[4,5,6]	0.52%[4,5,6]	0.55%[4]

Total expenses after fees waived	0.19%[1,2,3]	0.18%[1,2,3]	0.21%[4,5,6]	0.20%[4,5,6]	0.19%[4]

Net investment income[7]	2.03%[1,2,3]	2.26%[1,2,3]	2.44%[4,5,6]	2.24%[4,5,6]	2.24%[4]

Supplemental Data
Net assets, end of year (000)	$2,089,313	$2,064,693	$1,701,257	$1,509,756	$1,519,203

Portfolio turnover rate	42%[8]	26%[8]	4%[9]	8%[9]	4%[9]

[1]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series, and Russell 1000® Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds.

[2]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio allocated fees waived of 0.06% and 0.05%, for the years ended December 31 2014 and December 31, 2013, respectively.

[3]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.16% and 0.17% for the years ended December 31, 2014 and December 31, 2013, respectively, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio allocated expenses and/or net investment income.

[4]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the year ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund and iShares exchange-traded funds.

[5]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated fees waived of 0.05% and 0.04% for the years ended December 31, 2012 and December 31, 2011, respectively.

[6]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.15%, for each of the years ended December 31, 2012 and December 31, 2011, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[7]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the years ended December 31, 2014 and December 31, 2013, which also include International Tilts Master Portfolio and Russell 1000® Index Master Portfolio.

[8]

Includes the purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[9]

Excludes purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 14%, 20% and 9% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	79

Financial Highlights	Master Investment Portfolio

	LifePath 2050 Master Portfolio
	Year Ended December 31,
	2014	2013	2012	2011	2010

Total Return
Total return	6.23%	20.32%	16.55%	(3.28)%	13.93%

Ratios to Average Net Assets
Total expenses	0.53%[1,2,3]	0.53%[1,2,3]	0.54%[4,5,6]	0.53%[4,5,6]	0.56%[4]

Total expenses after fees waived	0.18%[1,2,3]	0.20%[1,2,3]	0.21%[4,5,6]	0.18%[4,5,6]	0.17%[4]

Net investment income[7]	2.04%[1,2,3]	2.46%[1,2,3]	2.51%[4,5,6]	2.18%[4,5,6]	2.31%[4]

Supplemental Data
Net assets, end of year (000)	$439,444	$415,263	$267,851	$180,087	$119,391

Portfolio turnover rate	48%[8]	28%[8]	5%[9]	13%[9]	5%[9]

[1]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds.

[2]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio allocated fees waived of 0.07% and 0.06% for the years ended December 31, 2014 and December 31, 2013, respectively.

[3]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.17% and 0.15% for the years ended December 31, 2014 and December 31, 2013, respectively, although the ratio does include the LifePath Master Portfolio’s share of the allocated expenses and/or net investment income.

[4]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the year ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund and iShares exchange-traded funds.

[5]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated fees waived of 0.06% and 0.05% for the years ended December 31, 2012 and December 31, 2011, respectively.

[6]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.15% and 0.17% for the years ended December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[7]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the years ended December 31, 2014 and December 31, 2013, which also include International Tilts Master Portfolio and Russell 1000® Index Master Portfolio.

[8]

Includes the purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[9]

Excludes purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15%, 19% and 12% for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

See Notes to Financial Statements.

80	BLACKROCK FUNDS III	DECEMBER 31, 2014

Notes to Financial Statements

1. Organization:

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust. The financial statements and these accompanying notes relate to five series of MIP: LifePath® Retirement Master Portfolio, LifePath® 2020 Master Portfolio, LifePath® 2030 Master Portfolio, LifePath® 2040 Master Portfolio and LifePath® 2050 Master Portfolio (each, a “LifePath Master Portfolio” and collectively, the “LifePath Master Portfolios”).

As of December 31, 2014, the investment of LifePath 2030 Master Portfolio and LifePath 2040 Master Portfolio in the Active Stock Master Portfolio represented 27.1%, and 29.6%, respectively, of net assets. The investment of LifePath Retirement Master Portfolio and LifePath 2020 Master Portfolio in CoreAlpha Bond Master Portfolio represented 50.9% and 39.8%, respectively, of net assets. As such, financial statements of Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio, including the Schedule of Investments, should be read in conjunction with each respective the LifePath Master Portfolio’s financial statements. Active Stock Master Portfolio’s and CoreAlpha Bond Master Portfolio’s financial statements are available, without charge, on the SEC’s website at http://www.sec.gov.

The LifePath Master Portfolios will generally invest in other registered investment companies (each an “Underlying Fund” and collectively the “Underlying Funds”) that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) and its affiliates and affiliates of the LifePath Master Portfolios. The LifePath Master Portfolios may also invest in other master portfolios (“Underlying Master Portfolios”) that are managed by subsidiaries of BlackRock.

The value of a LifePath Master Portfolio’s investment in each of Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio reflects that LifePath Master Portfolio’s proportionate interest in the net assets of that master portfolio. As of December 31, 2014, the LifePath Master Portfolios held interests in Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio as follows:

	Active Stock Master Portfolio	CoreAlpha Bond Master Portfolio	International Tilts Master Portfolio	Master Small Cap Index Series	Russell 1000® Index Master Portfolio
LifePath Retirement Master Portfolio	10.7%	28.0%	9.1%	8.7%	2.6%
LifePath 2020 Master Portfolio	25.8%	39.6%	22.6%	14.1%	6.4%
LifePath 2030 Master Portfolio	30.1%	20.5%	30.3%	10.8%	11.8%
LifePath 2040 Master Portfolio	25.4%	4.3%	29.4%	7.3%	13.7%
LifePath 2050 Master Portfolio	6.1%	0.2%	6.6%	1.7%	2.5%

The LifePath Master Portfolios, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The LifePath Master Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each LifePath Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the LifePath Master Portfolios:

Valuation: The LifePath Master Portfolios’ investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the LifePath Master Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The LifePath Master Portfolios determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the LifePath Master Portfolios for all financial instruments. Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day. The market value of the LifePath Master Portfolios’ investments in the Underlying Funds is based on the published NAV of each Underlying Fund computed as of the close of regular trading on the NYSE on days when the NYSE is open. The LifePath Master Portfolios record their proportionate investment in the Underlying Master Portfolios at fair value which is based upon their pro rata ownership in the net assets of the Underlying Master Portfolios.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each LifePath Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the

BLACKROCK FUNDS III	DECEMBER 31, 2014	81

Notes to Financial Statements (continued)

Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-divided dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the LifePath Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Each LifePath Master Portfolio records daily its proportionate share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio income, expenses and realized and unrealized gains and losses.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the LifePath Master Portfolios’ financial statement disclosures.

Other: Expenses directly related to a LifePath Master Portfolio are charged to that LifePath Master Portfolio. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

3. Securities and Other Investments:

Securities Lending: Each LifePath Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with each LifePath Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each LifePath Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the LifePath Master Portfolio and any additional required collateral is delivered to the LifePath Master Portfolio on the next business day. During the term of the loan, each LifePath Master Portfolio is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of December 31, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the LifePath Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, each LifePath Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the LifePath Master Portfolios can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

As of December 31, 2014, the following table is a summary of each LifePath Master Portfolio’s securities lending agreements by counterparty, which are subject to offset under an MSLA:

LifePath 2020 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital Inc	$6,432,894	$(6,432,894)	—
UBS AG.	193,680	(193,680)	—

Total	$6,626,574	$(6,626,574)	—

82	BLACKROCK FUNDS III	DECEMBER 31, 2014

Notes to Financial Statements (continued)

LifePath 2030 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital Inc	$8,225,100	$(8,225,100)	—

LifePath 2040 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital Inc	$10,101,000	$(10,101,000)	—
Goldman Sachs & Co.	5,771,664	(5,771,664)	—

Total	$15,872,664	$(15,872,664)	—

LifePath 2050 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital Inc	$2,886,000	$(2,886,000)	—

[1]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes. Collateral has been received in connection with securities lending agreements as follows:

LifePath 2020 Master Portfolio	$6,776,550
LifePath 2030 Master Portfolio	$8,407,500
LifePath 2040 Master Portfolio	$16,314,800
LifePath 2050 Master Portfolio	$2,950,000

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the LifePath Master Portfolios benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each LifePath Master Portfolio could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

MIP, on behalf of the LifePath Master Portfolios, entered into an Investment Advisory Agreement with BlackRock Fund Advisors (“BFA” or the “Manager”), the Master Portfolios’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each LifePath Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each LifePath Master Portfolio. For such services, each LifePath Master Portfolio paid BFA a monthly fee based on a percentage of such LifePath Master Portfolio’s average daily net assets. Each LifePath Master Portfolio pays BFA at an annual rate of 0.35% of the average daily net assets of each respective LifePath Master Portfolio.

MIP, on behalf of the LifePath Master Portfolios, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL” or the “Administrator”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the LifePath Master Portfolios’ and MIP’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the LifePath Master Portfolios.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the LifePath Master Portfolio and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

BAL is not entitled to compensation for providing administration services to the LifePath Master Portfolios, for so long as BAL is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the LifePath Master Portfolios, or BAL (or an affiliate) receives investment advisory fees from the LifePath Master Portfolios.

The fees and expenses of MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the LifePath Master Portfolio. BFA had contractually agreed to waive investment advisory fees charged to each LifePath Master Portfolio in an amount equal to investment advisory fees and administration fees, if any, received by BFA or BAL, from each affiliated investment company in which the LifePath Master Portfolios invest through April 30, 2015. BFA has also contractually agreed to cap the expenses of the LifePath Master Portfolios at the rate at which the LifePath

BLACKROCK FUNDS III	DECEMBER 31, 2014	83

Notes to Financial Statements (continued)

Master Portfolios pay an advisory fee to BFA by providing an offsetting credit against the investment advisory fees paid by the LifePath Master Portfolios in an amount equal to the independent expenses. These contractual waivers are effective through April 30, 2024. The amounts of the waivers, if any, are shown as fees waived by Manager in the Statements of Operations.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the LifePath Master Portfolios, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The LifePath Master Portfolios are responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by the Manager or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the LifePath Master Portfolio bears to an annual rate of 0.04% until December 31, 2014 and 0.05% thereafter (the “collateral investment fees”).

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each LifePath Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent. Pursuant to a securities lending agreement effective February 1, 2014, BTC may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, each LifePath Master Portfolio retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Liquidity Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Liquidity Complex through the lending of specials only securities in the calendar year 2013, each LifePath Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income. Prior to February 1, 2014, each LifePath Master Portfolio retained 65% of securities lending income and paid a fee to BTC equal to 35% of such income. The share of securities lending income earned by each LifePath Master Portfolio is shown as securities lending — affiliated — net in the Statements of Operations. For the year ended December 31, 2014 each LifePath Master Portfolio paid BTC the following amounts in total for securities lending agent services and collateral investment fees:

LifePath Retirement Master Portfolio	LifePath 2020 Master Portfolio	LifePath 2030 Master Portfolio	LifePath 2040 Master Portfolio	LifePath 2050 Master Portfolio
$5,460	$15,508	$17,947	$22,900	$4,599

Each LifePath Master Portfolio may invest its positive cash balances in certain money market funds managed by the Manager or an affiliate. The income earned on these temporary cash investments is shown as income-affiliated in the Statements of Operations.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

5. Purchases and Sales:

For the year ended December 31, 2014, purchases and sales of investments in the Underlying Funds and LifePath Master Portfolios, excluding short-term securities, were as follows:

	LifePath Retirement Master Portfolio	LifePath 2020 Master Portfolio	LifePath 2030 Master Portfolio	LifePath 2040 Master Portfolio	LifePath 2050 Master Portfolio
Purchases	$229,927,746	$601,697,643	$876,709,448	$874,417,702	$201,864,848
Sales	$310,253,211	$710,002,301	$973,305,047	$964,355,972	$199,221,687

6. Income Tax Information:

Each LifePath Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in a LifePath Master Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the LifePath Master Portfolio. Therefore, no federal income tax provision is required. It is intended that each LifePath Master Portfolio’s assets will be managed so an investor in the LifePath Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Each LifePath Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each LifePath Master Portfolio’s US federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on each LifePath Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to each LifePath Master Portfolio’s facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

84	BLACKROCK FUNDS III	DECEMBER 31, 2014

Notes to Financial Statements (concluded)

As of December 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	LifePath Retirement Master Portfolio	LifePath 2020 Master Portfolio	LifePath 2030 Master Portfolio	LifePath 2040 Master Portfolio	LifePath 2050 Master Portfolio
Tax cost	$1,511,718,784	$2,719,373,712	$2,532,823,891	$1,951,131,622	$414,606,449

Gross unrealized appreciation	$94,617,924	$368,573,680	$229,021,695	$307,940,473	$35,136,902
Gross unrealized depreciation	(18,205,161)	(209,536,519)	(53,403,041)	(154,258,586)	(7,486,758)

Net unrealized appreciation	$76,412,763	$159,037,161	$175,618,654	$153,681,887	$27,650,144

7. Bank Borrowings:

MIP, on behalf of the LifePath Master Portfolios, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), was a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the LifePath Master Portfolios may borrow to fund shareholder redemptions. Excluding commitments designated for a certain individual fund, the Participating Funds, including the LifePath Master Portfolios, could borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. Effective November 25, 2014, the credit agreement was amended to an aggregate commitment amount of $2.1 billion, of which the Participating Funds, including the LifePath Master Portfolios, can borrow up to $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The agreement terminates on April 23, 2015, unless otherwise extended to November 24, 2015 or renewed for a period of 364 days from April 23, 2015. The amended agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2014, the LifePath Master Portfolios did not borrow under the credit agreement.

8. Principal Risks:

In the normal course of business, the LifePath Master Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the LifePath Master Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the LifePath Master Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the LifePath Master Portfolios may be exposed to counterparty credit risk, or the risk that an entity with which the LifePath Master Portfolios have unsettled or open transactions may fail to or be unable to perform on its commitments. The LifePath Master Portfolios manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the LifePath Master Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the LifePath Master Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the LifePath Master Portfolio.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the LifePath Master Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	85

Report of Independent Registered Public Accounting Firm	Master Investment Portfolio

To the Board of Trustees of Master Investment Portfolio and the Interestholders of LifePath® Retirement Master Portfolio, LifePath 2020 Master Portfolio®, LifePath 2030 Master Portfolio®, LifePath 2040 Master Portfolio® and LifePath® 2050 Master Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of LifePath® Retirement Master Portfolio, LifePath 2020 Master Portfolio®, LifePath 2030 Master Portfolio®, LifePath 2040 Master Portfolio® and LifePath® 2050 Master Portfolio (the “Master Portfolios”), each a series of Master Investment Portfolio, at December 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

86	BLACKROCK FUNDS III	DECEMBER 31, 2014

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2]
Ronald W. Forbes 1940	Co-Chairman of the Board and Trustee	Since 2009	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 153 Portfolios	None
Rodney D. Johnson 1941	Co-Chairman of the Board and Trustee	Since 2009	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 153 Portfolios	None
David O. Beim 1940	Trustee	Since 2009	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 153 Portfolios	None
Frank J. Fabozzi 1948	Trustee	Since 2014	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	112 RICs consisting of 232 Portfolios	None
Dr. Matina S. Horner 1939	Trustee	Since 2009	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 153 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 1939	Trustee	Since 2009	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet services) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 153 Portfolios	None
Ian A. MacKinnon 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1998 to 2008.	33 RICs consisting of 153 Portfolios	None
Cynthia A. Montgomery 1952	Trustee	Since 2009	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 153 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee	Since 2009	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 153 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 1945	Trustee	Since 2009	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 153 Portfolios	None
Toby Rosenblatt 1938	Trustee	Since 2009	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Futures Foundation (philanthropic foundation) since 2009; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 153 Portfolios	None

BLACKROCK FUNDS III	DECEMBER 31, 2014	87

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2] (concluded)
Kenneth L. Urish 1951	Trustee	Since 2009	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 153 Portfolios	None
Frederick W. Winter 1945	Trustee	Since 2009	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005 to 2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 153 Portfolios	None
[1] The address of each Trustee is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

[2]   Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend terms of the Trustees on a case-by-case basis, as appropriate.

[3]   Date shown is the earliest date a person has served for the Trust/MIP. In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. (“BlackRock”) in December 2009, the Trustees were elected to the Trust’s/MIP’s Board. As a result, although the chart shows certain Trustees as joining the Trust’s/MIP’s board in 2009, those Trustees first became members of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999. Frank J. Fabozzi first became a member of the board of other funds advised by BlackRock Advisors, LLC or its affiliates in 1988.

Interested Trustees[4]
Paul L. Audet 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	141 RICs consisting of 329 Portfolios	None
Henry Gabbay 1947	Trustee	Since 2009	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	29 RICs consisting of 97 Portfolios	None

[4]   Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust/MIP based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust/MIP based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet, Dr. Fabozzi and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Directors on a case-by-case basis, as appropriate.

88	BLACKROCK FUNDS III	DECEMBER 31, 2014

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served	Principal Occupation(s) During Past Five Years
Trust/MIP Officers[2]
John M. Perlowski 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.
Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock, Inc. since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2009	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2009	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] The address of each Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Trust/MIP serve at the pleasure of the Board.

Effective September 10, 2014, Brendan Kyne resigned as a Vice President of the Trust/MIP and Jennifer McGovern became a Vice President of the Trust/MIP.

Effective December 31, 2014, Paul L. Audet and Henry Gabbay resigned as Trustees of the Trust/MIP and Ronald W. Forbes resigned as a Trustee of the Trust/MIP and Co-Chair of the Board. Effective January 1, 2015, Collette Chilton, Barbara G. Novick and Mark Stalnecker were appointed to serve as Trustees of the Trust/MIP.

Investment Advisor BlackRock Fund Advisors San Francisco, CA 94105	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Philadelphia, PA 19103	Address of the Trust/MIP 400 Howard Street San Francisco, CA 94105

BLACKROCK FUNDS III	DECEMBER 31, 2014	89

Additional Information

General Information

Householding

The LifePath Portfolios will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the LifePath Portfolios at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The LifePath Portfolios/LifePath Master Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The LifePath Portfolios’/LifePath Master Portfolios’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The LifePath Portfolios’/LifePath Master Portfolios’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the LifePath Portfolios/LifePath Master Portfolios use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the LifePath Portfolios/LifePath Master Portfolios voted proxies relating to securities held in the LifePath Portfolios’/LifePath Master Portfolios’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit BlackRock online at http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

90	BLACKROCK FUNDS III	DECEMBER 31, 2014

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS III	DECEMBER 31, 2014	91

This report are intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the LifePath Portfolios unless preceded or accompanied by that LifePath Portfolio’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

LifePath-12/14-AR

DECEMBER 31, 2014

ANNUAL REPORT

BlackRock Funds III

➢	LifePath® Index Retirement Portfolio
➢	LifePath® Index 2020 Portfolio
➢	LifePath® Index 2025 Portfolio
➢	LifePath® Index 2030 Portfolio
➢	LifePath® Index 2035 Portfolio
➢	LifePath® Index 2040 Portfolio
➢	LifePath® Index 2045 Portfolio
➢	LifePath® Index 2050 Portfolio
➢	LifePath® Index 2055 Portfolio

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK FUNDS III	DECEMBER 31, 2014

The Markets in Review

Dear Shareholder,

After an extended period of calm, market volatility increased over the course of 2014, driven largely by higher valuations in risk assets (such as equities and high yield bonds), rising geopolitical risks and expectations around global central bank policies. Several key trends drove strong performance in U.S. markets, particularly large-cap stocks, Treasuries and municipal bonds, while markets outside the U.S. were more challenged.

Investors began the year in search of relatively safer assets due to heightened risks in emerging markets, slowing growth in China and weakening U.S. economic data. As a result, equities globally declined in January while bond markets strengthened despite the expectation that interest rates would rise as the U.S. Federal Reserve had begun reducing its asset purchase programs. Strong demand for relatively safer assets pushed U.S. Treasury bond prices higher and thus kept rates low in the United States. This surprising development, as well as increasing evidence that the soft patch in U.S. economic data had been temporary and weather-related, brought equity investors racing back to the market in February.

In the months that followed, interest rates trended lower in a modest growth environment and more investors turned to equities in search of yield. Markets remained relatively calm despite rising tensions in Russia and Ukraine and further signs of decelerating growth in China. Strong corporate earnings, increased merger and acquisition activity and signs of a strengthening recovery in the U.S. and other developed economies kept equity prices moving higher. Not all segments benefited from these trends, however, as investors ultimately became wary of high valuations, resulting in a broad rotation into cheaper assets.

Volatility ticked up in the summer as geopolitical tensions escalated and investors feared that better U.S. economic indicators may compel the Fed to increase short-term interest rates sooner than previously anticipated. Global credit markets tightened as the U.S. dollar strengthened, ultimately putting a strain on investor flows, and financial markets broadly weakened in the third quarter.

Several themes dominated the markets in the fourth quarter, resulting in higher levels of volatility and the outperformance of U.S. markets versus other areas of the world. Economic growth strengthened considerably in the United States while the broader global economy showed signs of slowing. The European Central Bank and the Bank of Japan took aggressive measures to stimulate growth while the Fed moved toward tighter policy. This divergence in central bank policy caused further strengthening in the U.S. dollar versus other currencies. Oil prices, which had been falling gradually since the summer, plummeted in the fourth quarter due to a global supply-and-demand imbalance. Energy stocks sold off sharply and oil-exporting economies suffered, resulting in the poor performance of emerging market stocks.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.12%	13.69%
U.S. small cap equities (Russell 2000® Index)	1.65	4.89
International equities (MSCI Europe, Australasia, Far East Index)	(9.24)	(4.90)
Emerging market equities (MSCI Emerging Markets Index)	(7.84)	(2.19)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.03
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	4.33	10.72
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	1.96	5.97
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.00	9.25
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(2.84)	2.46
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Portfolio Summary as of December 31, 2014	LifePath Index Portfolios

Portfolio Management Commentary

How did each Portfolio perform?

•

Each of the LifePath Index Portfolios with target dates of 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055 and LifePath Index Retirement Portfolio (together, the “LifePath Index Portfolios”) invest in their respective LifePath Index Master Portfolio.

•

For the 12-month period ended December 31, 2014, the LifePath Index Portfolios underperformed their respective custom benchmarks. The returns for the LifePath Index Portfolios include fund expenses. The custom benchmarks have no expenses associated with performance.

What factors influenced performance?

•

Equity markets largely outperformed fixed income markets during the period. As a result, the LifePath Index Portfolios with longer time horizons generated higher returns on an absolute basis given their larger allocations to equity investments.

•

The largest detractor from the LifePath Index Portfolios’ relative performance was the fair value pricing impact on one of the underlying funds in which the LifePath Index Portfolios invest, ACWI ex-US Master Portfolio, which affected the funds with longer time horizons more significantly than the shorter-dated funds.

•

The longer-dated LifePath Index Portfolios (2030 to 2055) experienced positive performance differences relative to their custom benchmarks due to asset class misweights within each fund’s respective tolerance bounds. In addition, the underlying funds and instruments held in order to obtain appropriate index exposure were in some cases intentionally mismatched to the asset class benchmark, and this added to performance over the 12 months.

Describe recent portfolio activity.

•

Each LifePath Index Portfolio has its own time horizon, which affects its acceptable level of risk and, in turn, the strategic allocation of its holdings across asset classes. On a quarterly basis, the strategic allocation of each LifePath Index Portfolio is systematically adjusted to reflect the shareholders’ remaining investment time horizon. During the period, the LifePath Index Portfolios were rebalanced to a more comprehensive glidepath framework whereby the risk was increased in the farther dated funds and the equity landing point was increased slightly from 38% equity and equity-like asset classes to 40%.

Describe portfolio positioning at period end.

•	At period end, each of the LifePath Index Portfolios was invested according to its respective strategic allocation benchmark within tolerance limits.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Glide Path Evolution

Under normal circumstances, the asset allocation of each LifePath Index Portfolio will change over time according to a “glide path” as each LifePath Index Portfolio approaches its respective target date. The glide path represents the shifting of asset classes over time. Each LifePath Index Portfolio’s asset mix becomes more conservative prior to retirement as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of each LifePath Index Portfolio, which may be a primary source of income after retirement. The asset allocation targets are established by a committee of BlackRock investment professionals that includes the portfolio managers. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of each LifePath Index Portfolio, and determine whether any changes are required to enable each LifePath Index Portfolio to achieve its investment objective.

Although the asset allocation targets listed for the glide path are general, long-term targets, BlackRock investment professionals may periodically adjust the proportion of equity and fixed income funds in each LifePath Index Portfolio, based on an assessment of the current market conditions, the potential contribution of each asset class to the expected risk and return characteristics of each LifePath Index Portfolio, reallocations of each LifePath Index Portfolio’s composition to reflect intra-year movement along the glide path and other factors. In general, such adjustments will be limited, however, BlackRock investment professionals may determine that a greater degree of variation is warranted to protect each LifePath Index Portfolio or achieve each LifePath Index Portfolio’s investment objective.

4	BLACKROCK FUNDS III	DECEMBER 31, 2014

LifePath Index Retirement Portfolio

Investment Objective

LifePath® Index Retirement Portfolio’s (“LifePath Index Retirement Portfolio” or the “LifePath Index Portfolio”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath Index Portfolio will be broadly diversified across global asset classes.

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Portfolio compares its performance to that of a customized weighted index (the “LifePath Index Retirement Portfolio Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes to the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Index Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

LifePath Index Portfolio’s custom benchmark consists of the following:

Period[3]	Barclays U.S. Aggregate Bond Index	Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L)	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-U.S. IMI Index	Russell 1000® Index	Russell 2000® Index
5/31/11 to 12/31/11	52.9%	9.1%	N/A	10.9%	23.2%	3.9%
1/01/12 to 12/31/12	52.9	9.1	0.2%	11.3	22.5	4.0
1/01/13 to 12/31/13	52.9	9.0	0.3	12.0	21.4	4.4
1/01/14 to 12/31/14	52.6	9.0	0.3	12.3	21.5	4.3
See “About Portfolio Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended December 31, 2014

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	Since Inception[3]
Institutional	0.70%	5.73%	6.06%
Investor A	0.69	5.50	5.81
Class K	0.82	5.78	6.10
LifePath Index Retirement Portfolio Custom Benchmark	0.92	6.04	6.24
Barclays U.S. Aggregate Bond Index	1.96	5.97	3.53
Barclays U.S. TIPS Index (Series L)	(2.07)	3.64	2.60
FTSE EPRA/NAREIT Developed Real Estate Index	2.93	15.02	7.91
MSCI ACWI ex-U.S. IMI Index	(9.13)	(3.89)	1.69
Russell 1000® Index	5.57	13.24	14.90
Russell 2000® Index	1.65	4.89	11.83

[3]	The LifePath Index Portfolio commenced operations on May 31, 2011.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	DECEMBER 31, 2014	5

LifePath Index 2020 Portfolio

Investment Objective

LifePath® Index 2020 Portfolio’s (“LifePath Index 2020 Portfolio” or the “LifePath Index Portfolio”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath Index Portfolio will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Portfolio compares its performance to that of a customized weighted index (the “LifePath Index 2020 Portfolio Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes to the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Index Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

LifePath Index Portfolio’s custom benchmark consists of the following:

Period[3]	Barclays U.S. Aggregate Bond Index	Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L)	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-U.S. IMI Index	Russell 1000® Index	Russell 2000® Index
5/31/11 to 12/31/11	37.1%	6.0%	N/A	17.5%	35.7%	3.7%
1/01/12 to 12/31/12	39.0	6.3	1.6%	16.6	32.9	3.6
1/01/13 to 12/31/13	40.9	6.6	3.1	16.0	29.7	3.7
1/01/14 to 12/31/14	42.1	6.8	3.0	16.0	28.4	3.7

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended December 31, 2014

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	Since Inception[3]
Institutional	0.68%	6.10%	6.80%
Investor A	0.48	5.87	6.50
Class K	0.71	6.15	6.83
LifePath Index 2020 Portfolio Custom Benchmark	0.83	6.42	6.97
Barclays U.S. Aggregate Bond Index	1.96	5.97	3.53
Barclays U.S. TIPS Index (Series L)	(2.07)	3.64	2.60
FTSE EPRA/NAREIT Developed Real Estate Index	2.93	15.02	7.91
MSCI ACWI ex-U.S. IMI Index	(9.13)	(3.89)	1.69
Russell 1000® Index	5.57	13.24	14.90
Russell 2000® Index	1.65	4.89	11.83

[3]	The LifePath Index Portfolio commenced operations on May 31, 2011.

Past performance is not indicative of future results.

6	BLACKROCK FUNDS III	DECEMBER 31, 2014

LifePath Index 2025 Portfolio

Investment Objective

LifePath® Index 2025 Portfolio’s (“LifePath Index 2025 Portfolio” or the “LifePath Index Portfolio”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath Index Portfolio will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Portfolio compares its performance to that of a customized weighted index (the “LifePath Index 2025 Portfolio Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes to the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Index Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

LifePath Index Portfolio’s custom benchmark consists of the following:

Period[3]	Barclays U.S. Aggregate Bond Index	Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L)	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-U.S. IMI Index	Russell 1000® Index	Russell 2000® Index
5/31/11 to 12/31/11	30.0%	4.7%	N/A	20.5%	41.2%	3.6%
1/01/12 to 12/31/12	31.9	8.0	2.4%	19.3	38.1	3.3
1/01/13 to 12/31/13	33.7	5.3	4.8	18.3	34.6	3.3
1/01/14 to 12/31/14	34.5	5.4	4.9	18.5	33.4	3.3

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended December 31, 2014

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	Since Inception[3]
Institutional	0.60%	6.33%	7.26%
Investor A	0.49	6.10	7.01
Class K	0.71	6.47	7.31
LifePath Index 2025 Portfolio Custom Benchmark	0.77	6.68	7.48
Barclays U.S. Aggregate Bond Index	1.96	5.97	3.53
Barclays U.S. TIPS Index (Series L)	(2.07)	3.64	2.60
FTSE EPRA/NAREIT Developed Real Estate Index	2.93	15.02	7.91
MSCI ACWI ex-U.S. IMI Index	(9.13)	(3.89)	1.69
Russell 1000® Index	5.57	13.24	14.90
Russell 2000® Index	1.65	4.89	11.83

[3]	The LifePath Index Portfolio commenced operations on May 31, 2011.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	DECEMBER 31, 2014	7

LifePath Index 2030 Portfolio

Investment Objective

LifePath® Index 2030 Portfolio’s (“LifePath Index 2030 Portfolio” or the “LifePath Index Portfolio”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath Index Portfolio will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Portfolio compares its performance to that of a customized weighted index (the “LifePath Index 2030 Portfolio Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes to the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Index Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

LifePath Index Portfolio’s custom benchmark consists of the following:

Period[3]	Barclays U.S. Aggregate Bond Index	Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L)	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-U.S. IMI Index	Russell 1000® Index	Russell 2000® Index
5/31/11 to 12/31/11	23.8%	3.5%	N/A	23.1%	46.1%	3.5%
1/01/12 to 12/31/12	25.8	3.8	3.1%	21.6	42.6	3.1
1/01/13 to 12/31/13	27.6	4.0	6.2	20.3	38.9	3.0
1/01/14 to 12/31/14	27.7	4.1	6.6	20.9	37.8	2.9

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended December 31, 2014

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	Since Inception[3]
Institutional	0.60%	6.58%	7.72%
Investor A	0.40	6.26	7.45
Class K	0.63	6.64	7.73
LifePath Index 2030 Portfolio Custom Benchmark	0.71	6.88	7.91
Barclays U.S. Aggregate Bond Index	1.96	5.97	3.53
Barclays U.S. TIPS Index (Series L)	(2.07)	3.64	2.60
FTSE EPRA/NAREIT Developed Real Estate Index	2.93	15.02	7.91
MSCI ACWI ex-U.S. IMI Index	(9.13)	(3.89)	1.69
Russell 1000® Index	5.57	13.24	14.90
Russell 2000® Index	1.65	4.89	11.83

[3]	The LifePath Index Portfolio commenced operations on May 31, 2011.

Past performance is not indicative of future results.

8	BLACKROCK FUNDS III	DECEMBER 31, 2014

LifePath Index 2035 Portfolio

Investment Objective

LifePath® Index 2035 Portfolio’s (“LifePath Index 2035 Portfolio” or the “LifePath Index Portfolio”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath Index Portfolio will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Portfolio compares its performance to that of a customized weighted index (the “LifePath Index 2035 Portfolio Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes to the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Index Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

LifePath Index Portfolio’s custom benchmark consists of the following:

Period[3]	Barclays U.S. Aggregate Bond Index	Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L)	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-U.S. IMI Index	Russell 1000® Index	Russell 2000® Index
5/31/11 to 12/31/11	18.2%	2.4%	N/A	25.4%	50.5%	3.5%
1/01/12 to 12/31/12	20.3	2.6	3.7%	23.7	46.7	3.0
1/01/13 to 12/31/13	22.1	2.9	7.5	22.2	42.7	2.6
1/01/14 to 12/31/14	21.6	2.9	8.1	23.0	41.8	2.6

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended December 31, 2014

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	Since Inception[3]
Institutional	0.41%	6.68%	8.04%
Investor A	0.30	6.37	7.75
Class K	0.52	6.82	8.07
LifePath Index 2035 Portfolio Custom Benchmark	0.65	7.06	8.28
Barclays U.S. Aggregate Bond Index	1.96	5.97	3.53
Barclays U.S. TIPS Index (Series L)	(2.07)	3.64	2.60
FTSE EPRA/NAREIT Developed Real Estate Index	2.93	15.02	7.91
MSCI ACWI ex-U.S. IMI Index	(9.13)	(3.89)	1.69
Russell 1000® Index	5.57	13.24	14.90
Russell 2000® Index	1.65	4.89	11.83

[3]	The LifePath Index Portfolio commenced operations on May 31, 2011.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	DECEMBER 31, 2014	9

LifePath Index 2040 Portfolio

Investment Objective

LifePath® Index 2040 Portfolio’s (“LifePath Index 2040 Portfolio” or the “LifePath Index Portfolio”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath Index Portfolio will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Portfolio compares its performance to that of a customized weighted index (the “LifePath Index 2040 Portfolio Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes to the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Index Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

LifePath Index Portfolio’s custom benchmark consists of the following:

Period[3]	Barclays U.S. Aggregate Bond Index	Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L)	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-U.S. IMI Index	Russell 1000® Index	Russell 2000® Index
5/31/11 to 12/31/11	13.1%	1.3%	N/A	27.6%	54.6%	3.4%
1/01/12 to 12/31/12	15.3	1.6	4.2%	25.6	50.5	2.8
1/01/13 to 12/31/13	17.1	1.7	8.7	23.9	46.2	2.4
1/01/14 to 12/31/14	16.3	1.6	9.5	24.9	45.3	2.4

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended December 31, 2014

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	Since Inception[3]
Institutional	0.44%	6.94%	8.40%
Investor A	0.32	6.62	8.11
Class K	0.38	6.90	8.41
LifePath Index 2040 Portfolio Custom Benchmark	0.61	7.24	8.62
Barclays U.S. Aggregate Bond Index	1.96	5.97	3.53
Barclays U.S. TIPS Index (Series L)	(2.07)	3.64	2.60
FTSE EPRA/NAREIT Developed Real Estate Index	2.93	15.02	7.91
MSCI ACWI ex-U.S. IMI Index	(9.13)	(3.89)	1.69
Russell 1000® Index	5.57	13.24	14.90
Russell 2000® Index	1.65	4.89	11.83

[3]	The LifePath Index Portfolio commenced operations on May 31, 2011.

Past performance is not indicative of future results.

10	BLACKROCK FUNDS III	DECEMBER 31, 2014

LifePath Index 2045 Portfolio

Investment Objective

LifePath® Index 2045 Portfolio’s (“LifePath Index 2045 Portfolio” or the “LifePath Index Portfolio”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath Index Portfolio will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Portfolio compares its performance to that of a customized weighted index (the “LifePath Index 2045 Portfolio Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes to the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Index Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

LifePath Index Portfolio’s custom benchmark consists of the following:

Period[3]	Barclays U.S. Aggregate Bond Index	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-U.S. IMI Index	Russell 1000® Index	Russell 2000® Index
5/31/11 to 12/31/11	8.7%	N/A	29.6%	58.3%	3.4%
1/01/12 to 12/31/12	11.2	4.8%	27.4	54.0	2.6
1/01/13 to 12/31/13	13.2	9.8	25.4	49.5	2.1
1/01/14 to 12/31/14	12.6	10.7	26.4	48.1	2.2

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended December 31, 2014

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	Since Inception[3]
Institutional	0.42%	7.07%	8.63%
Investor A	0.31	6.74	8.35
Class K	0.53	7.10	8.69
LifePath Index 2045 Portfolio Custom Benchmark	0.64	7.45	8.95
Barclays U.S. Aggregate Bond Index	1.96	5.97	3.53
FTSE EPRA/NAREIT Developed Real Estate Index	2.93	15.02	7.91
MSCI ACWI ex-U.S. IMI Index	(9.13)	(3.89)	1.69
Russell 1000® Index	5.57	13.24	14.90
Russell 2000® Index	1.65	4.89	11.83

[3]	The LifePath Index Portfolio commenced operations on May 31, 2011.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	DECEMBER 31, 2014	11

LifePath Index 2050 Portfolio

Investment Objective

LifePath® Index 2050 Portfolio’s (“LifePath Index 2050 Portfolio” or the “LifePath Index Portfolio”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath Index Portfolio will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Portfolio compares its performance to that of a customized weighted index (the “LifePath Index 2050 Portfolio Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes to the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Index Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

LifePath Index Portfolio’s custom benchmark consists of the following:

Period[3]	Barclays U.S. Aggregate Bond Index	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-U.S. IMI Index	Russell 1000® Index	Russell 2000® Index
5/31/11 to 12/31/11	3.3%	N/A	31.6%	61.7%	3.4%
1/01/12 to 12/31/12	5.8	5.3%	29.2	57.1	2.6
1/01/13 to 12/31/13	7.9	10.8	26.9	52.5	1.9
1/01/14 to 12/31/14	8.3	11.7	27.7	50.4	1.9

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended December 31, 2014

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	Since Inception[3]
Institutional	0.45%	7.23%	8.94%
Investor A	0.33	7.01	8.66
Class K	0.47	7.28	8.97
LifePath Index 2050 Portfolio Custom Benchmark	0.63	7.65	9.24
Barclays U.S. Aggregate Bond Index	1.96	5.97	3.53
FTSE EPRA/NAREIT Developed Real Estate Index	2.93	15.02	7.91
MSCI ACWI ex-U.S. IMI Index	(9.13)	(3.89)	1.69
Russell 1000® Index	5.57	13.24	14.90
Russell 2000® Index	1.65	4.89	11.83

[3]	The LifePath Index Portfolio commenced operations on May 31, 2011.

Past performance is not indicative of future results.

12	BLACKROCK FUNDS III	DECEMBER 31, 2014

LifePath Index 2055 Portfolio

Investment Objective

LifePath® Index 2055 Portfolio’s (“LifePath Index 2055 Portfolio” or the “LifePath Index Portfolio”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath Index Portfolio will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Portfolio compares its performance to that of a customized weighted index (the “LifePath Index 2055 Portfolio Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes to the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Index Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

LifePath Index Portfolio’s custom benchmark consists of the following:

Period[3]	Barclays U.S. Aggregate Bond Index	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-U.S. IMI Index	Russell 1000® Index	Russell 2000® Index
5/31/11 to 12/31/11	1.0%	N/A	33.2%	59.8%	6.0%
1/01/12 to 12/31/12	1.1	5.9%	31.4	57.4	4.2
1/01/13 to 12/31/13	2.7	12.2	28.4	54.8	1.9
1/01/14 to 12/31/14	4.2	12.8	29.0	52.1	1.9

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended December 31, 2014

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	Since Inception[3]
Institutional	0.40%	7.46%	9.23%
Investor A	0.28	7.13	8.95
Class K	0.42	7.50	9.28
LifePath Index 2055 Portfolio Custom Benchmark	0.61	7.83	9.48
Barclays U.S. Aggregate Bond Index	1.96	5.97	3.53
FTSE EPRA/NAREIT Developed Real Estate Index	2.93	15.02	7.91
MSCI ACWI ex-U.S. IMI Index	(9.13)	(3.89)	1.69
Russell 1000® Index	5.57	13.24	14.90
Russell 2000® Index	1.65	4.89	11.83

[3]	The LifePath Index Portfolio commenced operations on May 31, 2011.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	DECEMBER 31, 2014	13

About Portfolio Performance
•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•	Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year.

•	Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on LifePath Index Portfolio distributions or the redemption of LifePath Index Portfolio shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The LifePath Index Portfolios’ administrator waived and/or reimbursed a portion of each LifePath Index Portfolio’s expenses. Without such waiver and/or reimbursement, each LifePath Index Portfolio’s performance would have been lower. Distributions paid to each class of shares will vary because of the different levels of administration and service fees applicable to each class, which are deducted from the income available to be paid to shareholders.

The LifePath Index Portfolios’ custom benchmarks are hypothetical representations of the performance of the respective LifePath Index Portfolio’s asset classes according to their weightings as of the most recent quarter- end. The weightings of the various indexes that are included in the LifePath Index Portfolios’ custom benchmarks are adjusted quarterly to reflect the LifePath Index Portfolio’s changing asset allocations over time. As of December 31, 2014, the following indexes are used to calculate the LifePath Index Portfolios’ custom benchmarks: Barclays U.S. Aggregate Bond Index, Barclays U.S. TIPS Index (Series L), FTSE EPRA/NAREIT Developed Real Estate Index, MSCI ACWI ex-U.S. IMI Index, Russell 1000® Index and Russell 2000® Index.

The Barclays U.S. Aggregate Bond Index is a widely recognized unmanaged market-weighted index comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity. Barclays U.S. TIPS Index (Series L) is a market value-weighted index that tracks inflation-protected securities issued by the U.S. Treasury. The FTSE EPRA/NAREIT Developed Real Estate Index a global market capitalization weighted index composed of listed real estate securities from developed market countries in North America, Europe, and Asia. The MSCI ACWI ex-U.S. IMI Index is a free float-adjusted market capitalization weighted index that measures the equity market performance of the developed (excluding the U.S.) and emerging investable market universe. The Russell 1000® Index is an index that measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The Index represents approximately 92% of the total market capitalization of the Russell 3000® Index. The Russell 2000® Index is an unmanaged index that is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that Index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

14	BLACKROCK FUNDS III	DECEMBER 31, 2014

Disclosure of Expenses

Shareholders of each LifePath Index Portfolio may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, and other portfolio expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on July 1, 2014 and held through December 31, 2014) are intended to assist shareholders both in calculating expenses based on an investment in a LifePath Index Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their LifePath Index Portfolio and their share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on each LifePath Index Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in a LifePath Index Portfolio and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Examples
	Actual			Hypothetical[2]
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[1]	Annualized Expense Ratio
LifePath Index Retirement Portfolio
Institutional	$1,000.00	$1,007.00	$0.81	$1,000.00	$1,024.40	$0.82	0.16%
Investor A	$1,000.00	$1,006.90	$2.07	$1,000.00	$1,023.14	$2.09	0.41%
Class K	$1,000.00	$1,008.20	$0.56	$1,000.00	$1,024.65	$0.56	0.11%
LifePath Index 2020 Portfolio
Institutional	$1,000.00	$1,006.80	$0.81	$1,000.00	$1,024.40	$0.82	0.16%
Investor A	$1,000.00	$1,004.80	$2.07	$1,000.00	$1,023.14	$2.09	0.41%
Class K	$1,000.00	$1,007.10	$0.56	$1,000.00	$1,024.65	$0.56	0.11%
LifePath Index 2025 Portfolio
Institutional	$1,000.00	$1,006.00	$0.76	$1,000.00	$1,024.45	$0.77	0.15%
Investor A	$1,000.00	$1,004.90	$2.02	$1,000.00	$1,023.19	$2.04	0.40%
Class K	$1,000.00	$1,007.10	$0.51	$1,000.00	$1,024.70	$0.51	0.10%
LifePath Index 2030 Portfolio
Institutional	$1,000.00	$1,006.00	$0.81	$1,000.00	$1,024.40	$0.82	0.16%
Investor A	$1,000.00	$1,004.00	$2.07	$1,000.00	$1,023.14	$2.09	0.41%
Class K	$1,000.00	$1,006.30	$0.51	$1,000.00	$1,024.70	$0.51	0.10%
LifePath Index 2035 Portfolio
Institutional	$1,000.00	$1,004.10	$0.76	$1,000.00	$1,024.45	$0.77	0.15%
Investor A	$1,000.00	$1,003.00	$2.02	$1,000.00	$1,023.19	$2.04	0.40%
Class K	$1,000.00	$1,005.20	$0.51	$1,000.00	$1,024.70	$0.51	0.10%
LifePath Index 2040 Portfolio
Institutional	$1,000.00	$1,004.40	$0.76	$1,000.00	$1,024.45	$0.77	0.15%
Investor A	$1,000.00	$1,003.20	$2.02	$1,000.00	$1,023.19	$2.04	0.40%
Class K	$1,000.00	$1,003.80	$0.51	$1,000.00	$1,024.70	$0.51	0.10%
LifePath Index 2045 Portfolio
Institutional	$1,000.00	$1,004.20	$0.76	$1,000.00	$1,024.45	$0.77	0.15%
Investor A	$1,000.00	$1,003.10	$2.02	$1,000.00	$1,023.19	$2.04	0.40%
Class K	$1,000.00	$1,005.30	$0.51	$1,000.00	$1,024.70	$0.51	0.10%
LifePath Index 2050 Portfolio
Institutional	$1,000.00	$1,004.50	$0.71	$1,000.00	$1,024.50	$0.71	0.14%
Investor A	$1,000.00	$1,003.30	$1.97	$1,000.00	$1,023.24	$1.99	0.39%
Class K	$1,000.00	$1,004.70	$0.45	$1,000.00	$1,024.75	$0.46	0.09%
LifePath Index 2055 Portfolio
Institutional	$1,000.00	$1,004.00	$0.66	$1,000.00	$1,024.55	$0.66	0.13%
Investor A	$1,000.00	$1,002.80	$1.97	$1,000.00	$1,023.24	$1.99	0.39%
Class K	$1,000.00	$1,004.20	$0.45	$1,000.00	$1,024.75	$0.46	0.09%

[1]

For each class of the LifePath Index Portfolio, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because each LifePath Index Portfolio invests significantly in a LifePath Index Master Portfolio, the expense examples reflect the net expenses of both the LifePath Index Portfolio and the LifePath Index Master Portfolio in which it invests.

[2]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

BLACKROCK FUNDS III	DECEMBER 31, 2014	15

Statements of Assets and Liabilities

December 31, 2014	LifePath Index Retirement Portfolio	LifePath Index 2020 Portfolio	LifePath Index 2025 Portfolio	LifePath Index 2030 Portfolio	LifePath Index 2035 Portfolio

Assets
Investments at value — from the applicable LifePath Index Master Portfolio[1]	$431,782,724	$881,310,861	$518,181,534	$818,282,113	$410,026,909
Capital shares sold receivable	734,537	1,450,237	494,265	1,751,129	363,721
Withdrawals receivable from the LifePath Index Master Portfolio	—	139,166	575,200	—	698,762
Receivable from advisor	10,354	9,439	17,411	15,187	7,123
Prepaid expenses	23,189	23,461	21,928	23,615	20,611

Total assets	432,550,804	882,933,164	519,290,338	820,072,044	411,117,126

Liabilities
Capital shares redeemed payable	702,147	1,589,403	1,069,465	635,409	1,062,483
Income dividends payable	86,326	63,479	—	62,928	—
Professional fees payable	19,717	18,028	19,480	18,240	19,777
Service fees payable	11,665	21,355	19,208	23,506	17,755
Transfer agent fees payable	14,794	17,116	11,199	14,995	—
Trustees’ fees payable	7	—	21	23	19
Contributions payable to the LifePath Index Master Portfolio	32,390	—	—	1,115,720	—
Capital gains distributions payable	179,004	113,819	—	93,414	—
Registration fees payable	9,245	22,132	22,521	25,766	19,399
Printing fees payable	6,490	10,232	6,437	9,337	5,584
Other accrued expenses payable	2,919	5,196	3,334	6,024	1,122

Total liabilities	1,064,704	1,860,760	1,151,665	2,005,362	1,126,139

Net Assets	$431,486,100	$881,072,404	$518,138,673	$818,066,682	$409,990,987

Net Assets Consist of
Paid-in capital	$401,430,177	$810,013,430	$482,048,968	$744,177,140	$378,472,594
Distributions in excess of net investment income	(532,256)	(818,051)	(316,382)	(543,941)	(173,353)
Accumulated net realized gain (loss) allocated from the LifePath Index Master Portfolio	(200,225)	(981,718)	(918,569)	(2,360,175)	(1,170,852)
Net unrealized appreciation/depreciation allocated from the LifePath Index Master Portfolio	30,788,404	72,858,743	37,324,656	76,793,658	32,862,598

Net Assets	$431,486,100	$881,072,404	$518,138,673	$818,066,682	$409,990,987

Net Asset Value
Institutional:
Net assets	$68,384,566	$81,485,363	$53,760,094	$73,640,273	$37,072,806

Shares outstanding[2]	6,033,236	7,041,599	4,577,910	6,209,978	3,093,474

Net asset value	$11.33	$11.57	$11.74	$11.86	$11.98

Investor A:
Net assets	$55,155,775	$99,790,141	$89,982,660	$111,333,438	$83,586,909

Shares outstanding[2]	4,869,292	8,636,641	7,669,850	9,394,063	6,987,679

Net asset value	$11.33	$11.55	$11.73	$11.85	$11.96

Class K:
Net assets	$307,945,759	$699,796,900	$374,395,919	$633,092,971	$289,331,272

Shares outstanding[2]	27,179,671	60,485,851	31,873,073	53,441,000	24,161,070

Net asset value	$11.33	$11.57	$11.75	$11.85	$11.98

[1] Cost — from the applicable LifePath Index Master Portfolio	$400,994,320	$808,452,118	$480,856,878	$741,488,455	$377,164,311
2 No par value, unlimited number of shares authorized.

See Notes to Financial Statements.

16	BLACKROCK FUNDS III	DECEMBER 31, 2014

Statements of Assets and Liabilities

December 31, 2014	LifePath Index 2040 Portfolio	LifePath Index 2045 Portfolio	LifePath Index 2050 Portfolio	LifePath Index 2055 Portfolio

Assets
Investments at value — from the applicable LifePath Index Master Portfolio[1]	$546,488,088	$226,782,754	$232,894,077	$61,861,999
Capital shares sold receivable	2,478,641	415,436	1,203,391	195,735
Withdrawals receivable from the LifePath Index Master Portfolio	—	1,078,834	2,311,847	—
Receivable from advisor	15,179	13,666	14,182	9,178
Prepaid expenses	24,411	20,805	21,063	19,897

Total assets	549,006,319	228,311,495	236,444,560	62,086,809

Liabilities
Capital shares redeemed payable	1,961,728	1,494,270	3,515,238	45,370
Income dividends payable	50,194	5,193	5,982	—
Professional fees payable	19,496	20,421	20,177	21,027
Service fees payable	12,700	7,420	5,186	1,852
Transfer agent fees payable	10,498	5,306	7,269	2,419
Trustees’ fees payable	5	—	2	—
Contributions payable to the LifePath Index Master Portfolio	516,913	—	—	150,365
Capital gains distributions payable	57,147	4,188	4,248	—
Registration fees payable	19,981	11,526	12,159	3,325
Printing fees payable	6,836	4,162	4,136	3,028
Other accrued expenses payable	3,323	1,330	1,344	1,101

Total liabilities	2,658,821	1,553,816	3,575,741	228,487

Net Assets	$546,347,498	$226,757,679	$232,868,819	$61,858,322

Net Assets Consist of
Paid-in capital	$495,606,114	$209,551,608	$215,432,579	$57,879,758
Distributions in excess of net investment income	(240,676)	(59,342)	(45,077)	(5,462)
Accumulated net realized gain (loss) allocated from the LifePath Index Master Portfolio	(1,739,845)	(511,694)	(486,774)	(920,355)
Net unrealized appreciation/depreciation allocated from the LifePath Index Master Portfolio	52,721,905	17,777,107	17,968,091	4,904,381

Net Assets	$546,347,498	$226,757,679	$232,868,819	$61,858,322

Net Asset Value
Institutional:
Net assets	$50,054,168	$27,964,408	$24,617,903	$7,874,289

Shares outstanding[2]	4,134,357	2,283,062	1,983,186	624,914

Net asset value	$12.11	$12.25	$12.41	$12.60

Investor A:
Net assets	$58,951,654	$33,858,836	$22,052,654	$8,945,478

Shares outstanding[2]	4,875,609	2,768,248	1,779,464	710,841

Net asset value	$12.09	$12.23	$12.39	$12.58

Class K:
Net assets	$437,341,676	$164,934,435	$186,198,262	$45,038,555

Shares outstanding[2]	36,129,216	13,456,929	15,001,892	3,574,315

Net asset value	$12.10	$12.26	$12.41	$12.60

[1] Cost — from the applicable LifePath Index Master Portfolio	$493,766,183	$209,005,647	$214,925,986	$56,957,618
2 No par value, unlimited number of shares authorized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	17

Statements of Operations

Year Ended December 31, 2014	LifePath Index Retirement Portfolio	LifePath Index 2020 Portfolio	LifePath Index 2025 Portfolio	LifePath Index 2030 Portfolio	LifePath Index 2035 Portfolio

Investment Income
Net investment income allocated from the applicable LifePath Index Master Portfolio:
Dividends — affiliated	$3,692,248	$9,765,562	$6,016,974	$11,546,440	$5,808,657
Interest — affiliated	3,596,605	5,890,548	2,578,318	3,600,873	1,305,022
Securities lending — affiliated — net	12,488	14,926	23,461	13,010	19,241
Income — affiliated	—	2,805	1,859	—	—
Other income — affiliated	—	—	—	—	—
Expenses	(506,551)	(979,954)	(510,512)	(866,386)	(394,805)
Fees waived	98,445	148,819	89,209	123,809	70,854

Total income	6,893,235	14,842,706	8,199,309	14,417,746	6,808,969

Fund Expenses
Administration	110,283	223,822	118,367	202,035	91,991
Registration	74,810	93,689	79,375	97,757	74,638
Service — Investor A	93,290	193,225	166,071	214,649	144,748
Transfer agent — Institutional	29,220	34,957	21,891	30,139	15,044
Transfer agent — Investor A	20,153	41,923	37,304	45,388	31,081
Transfer agent — Class K	38,754	34,474	18,069	35,945	20,256
Professional	33,128	33,533	32,723	32,876	30,885
Printing	11,056	19,548	13,426	20,011	12,279
Independent Trustees	149	314	164	275	127
Miscellaneous	7,926	8,484	7,900	7,900	7,902
Recoupment of past waived fees — class specific	3,029	6,149	4,436	7,165	2,923

Total expenses	421,798	690,118	499,726	694,140	431,874
Less administration fees waived	(110,283)	(223,822)	(118,367)	(202,035)	(91,991)
Less transfer agent fees waived — Institutional	(16)	(75)	(48)	(59)	(101)
Less transfer agent fees waived — Investor A	(131)	(205)	(357)	(268)	(217)
Less transfer agent fees waived — Class K	(754)	(1,570)	(124)	(2,252)	(323)
Less transfer agent fees reimbursed — Institutional	(4,287)	(6,791)	(4,458)	(5,874)	(3,783)
Less transfer agent fees reimbursed — Investor A	(3,038)	(5,757)	(6,896)	(6,581)	(4,918)
Less transfer agent fees reimbursed — Class K	(38,000)	(32,904)	(17,945)	(33,693)	(19,933)
Less fees reimbursed by administrator	(126,598)	(155,094)	(133,115)	(158,345)	(125,358)

Total expenses after fees waived	138,691	263,900	218,416	285,033	185,250

Net investment income	6,754,544	14,578,806	7,980,893	14,132,713	6,623,719

Realized and Unrealized Gain (Loss) Allocated from the LifePath Index Master Portfolio
Net realized gain from investments, financial futures contracts, and foreign currency transactions	5,266,766	9,750,563	4,243,950	7,450,237	2,777,692

Net change in unrealized appreciation/depreciation on investments, financial futures contracts and foreign currency translations	8,358,774	19,682,605	11,493,129	20,621,536	9,904,332

Total realized and unrealized gain	13,625,540	29,433,168	15,737,079	28,071,773	12,682,024

Net Increase in Net Assets Resulting from Operations	$20,380,084	$44,011,974	$23,717,972	$42,204,486	$19,305,743

See Notes to Financial Statements.

18	BLACKROCK FUNDS III	DECEMBER 31, 2014

Statements of Operations

Year Ended December 31, 2014	LifePath Index 2040 Portfolio	LifePath Index 2045 Portfolio	LifePath Index 2050 Portfolio	LifePath Index 2055 Portfolio

Investment Income
Net investment income allocated from the applicable LifePath Index Master Portfolio:
Dividends — affiliated	$8,824,604	$3,568,808	$3,744,286	$982,944
Interest — affiliated	1,434,000	430,068	289,421	38,130
Securities lending — affiliated — net	21,023	13,185	15,438	3,641
Income — affiliated	2,141	990	1,118	331
Other income — affiliated	40	—	—	—
Expenses	(553,232)	(221,452)	(218,268)	(79,579)
Fees waived	84,103	52,559	52,236	41,122

Total income	9,812,679	3,844,158	3,884,231	986,589

Fund Expenses
Administration	129,695	49,303	49,036	12,053
Registration	90,564	65,101	72,073	51,523
Service — Investor A	112,212	59,698	44,116	15,951
Transfer agent — Institutional	20,443	10,156	10,838	3,752
Transfer agent — Investor A	25,043	13,830	11,474	4,749
Transfer agent — Class K	35,930	21,337	35,913	17,947
Professional	31,316	30,570	30,600	31,110
Printing	15,632	9,028	8,699	2,424
Independent Trustees	163	69	69	—
Miscellaneous	7,899	7,899	7,900	7,899
Recoupment of past waived fees — class specific	3,813	842	740	—

Total expenses	472,710	267,833	271,458	147,408
Less administration fees waived	(129,695)	(49,303)	(49,036)	(12,053)
Less transfer agent fees waived — Institutional	(93)	(98)	(139)	(107)
Less transfer agent fees waived — Investor A	(279)	(220)	(218)	(149)
Less transfer agent fees waived — Class K	(2,630)	(461)	(2,453)	(287)
Less transfer agent fees reimbursed — Institutional	(3,985)	(2,878)	(2,930)	(1,645)
Less transfer agent fees reimbursed — Investor A	(4,282)	(2,533)	(3,029)	(1,559)
Less transfer agent fees reimbursed — Class K	(33,300)	(20,876)	(33,460)	(17,660)
Less fees reimbursed by administrator	(145,101)	(112,195)	(118,868)	(92,484)

Total expenses after fees waived	153,345	79,269	61,325	21,464

Net investment income	9,659,334	3,764,889	3,822,906	965,125

Realized and Unrealized Gain (Loss) Allocated from the LifePath Index Master Portfolio
Net realized gain from investments, financial futures contracts, and foreign currency transactions	4,084,987	1,288,242	1,120,653	249,732

Net change in unrealized appreciation/depreciation on investments, financial futures contracts and foreign currency translations	14,271,549	5,861,300	6,166,502	1,523,881

Total realized and unrealized gain	18,356,536	7,149,542	7,287,155	1,773,613

Net Increase in Net Assets Resulting from Operations	$28,015,870	$10,914,431	$11,110,061	$2,738,738

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	19

Statements of Changes in Net Assets	BlackRock Funds III

	LifePath Index Retirement Portfolio		LifePath Index 2020 Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013	2014	2013

Operations
Net investment income	$6,754,544	$4,801,312	$14,578,806	$9,966,194
Net realized gain	5,266,766	1,607,897	9,750,563	3,827,927
Net change in unrealized appreciation/depreciation	8,358,774	14,093,568	19,682,605	38,379,432

Net increase in net assets resulting from operations	20,380,084	20,502,777	44,011,974	52,173,553

Distributions to Shareholders From[1]
Net investment income:
Institutional	(1,003,476)	(591,166)	(1,290,937)	(709,518)
Investor A	(645,501)	(288,108)	(1,371,308)	(814,616)
Class K	(5,189,643)	(4,229,020)	(12,046,964)	(8,956,056)
Net realized gain:
Institutional	(831,394)	(186,385)	(946,287)	(242,768)
Investor A	(642,610)	(121,148)	(1,151,106)	(343,083)
Class K	(3,851,560)	(1,188,064)	(8,329,236)	(2,917,112)

Decrease in net assets resulting from distributions to shareholders	(12,164,184)	(6,603,891)	(25,135,838)	(13,983,153)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	101,799,062	105,714,712	246,310,875	290,809,095

Net Assets
Total increase in net assets	110,014,962	119,613,598	265,187,011	328,999,495
Beginning of year	321,471,138	201,857,540	615,885,393	286,885,898

End of year	$431,486,100	$321,471,138	$881,072,404	$615,885,393

Distributions in excess of net investment income, end of year	$(532,256)	$(448,180)	$(818,051)	$(687,648)

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

20	BLACKROCK FUNDS III	DECEMBER 31, 2014

Statements of Changes in Net Assets	BlackRock Funds IIII

	LifePath Index 2025 Portfolio		LifePath Index 2030 Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013	2014	2013

Operations
Net investment income	$7,980,893	$4,397,838	$14,132,713	$9,460,778
Net realized gain	4,243,950	1,990,873	7,450,237	4,334,854
Net change in unrealized appreciation/depreciation	11,493,129	19,108,674	20,621,536	43,158,499

Net increase in net assets resulting from operations	23,717,972	25,497,385	42,204,486	56,954,131

Distributions to Shareholders From[1]
Net investment income:
Institutional	(813,427)	(345,320)	(1,216,088)	(608,036)
Investor A	(1,216,103)	(606,228)	(1,658,504)	(958,624)
Class K	(5,998,530)	(3,644,059)	(11,318,329)	(8,262,758)
Net realized gain:
Institutional	(508,503)	(144,825)	(827,120)	(259,759)
Investor A	(853,702)	(320,906)	(1,251,411)	(487,570)
Class K	(3,603,809)	(1,410,399)	(7,287,063)	(3,413,491)

Decrease in net assets resulting from distributions to shareholders	(12,994,074)	(6,471,737)	(23,558,515)	(13,990,238)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	228,806,845	137,165,472	271,075,569	279,465,769

Net Assets
Total increase in net assets	239,530,743	156,191,120	289,721,540	322,429,662
Beginning of year	278,607,930	122,416,810	528,345,142	205,915,480

End of year	$518,138,673	$278,607,930	$818,066,682	$528,345,142

Distributions in excess of net investment income, end of year	$(316,382)	$(269,215)	$(543,941)	$(483,733)

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	21

Statements of Changes in Net Assets	BlackRock Funds III

	LifePath Index 2035 Portfolio		LifePath Index 2040 Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013	2014	2013

Operations
Net investment income	$6,623,719	$3,634,141	$9,659,334	$6,226,878
Net realized gain	2,777,692	1,823,947	4,084,987	2,945,488
Net change in unrealized appreciation/depreciation	9,904,332	17,701,984	14,271,549	31,072,917

Net increase in net assets resulting from operations	19,305,743	23,160,072	28,015,870	40,245,283

Distributions to Shareholders From[1]
Net investment income:
Institutional	(576,033)	(181,196)	(851,152)	(378,244)
Investor A	(1,172,332)	(582,811)	(918,989)	(517,339)
Class K	(4,885,446)	(2,990,310)	(7,898,009)	(5,513,352)
Net realized gain:
Institutional	(326,421)	(93,322)	(501,303)	(175,307)
Investor A	(731,035)	(332,522)	(597,551)	(283,194)
Class K	(2,643,917)	(1,376,315)	(4,405,145)	(2,438,058)

Decrease in net assets resulting from distributions to shareholders	(10,335,184)	(5,556,476)	(15,172,149)	(9,305,494)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	193,854,314	107,834,467	206,933,374	188,037,183

Net Assets
Total increase in net assets	202,824,873	125,438,063	219,777,095	218,976,972
Beginning of year	207,166,114	81,728,051	326,570,403	107,593,431

End of year	$409,990,987	$207,166,114	$546,347,498	$326,570,403

Distributions in excess of net investment income, end of year	$(173,353)	$(163,261)	$(240,676)	$(231,860)

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

22	BLACKROCK FUNDS III	DECEMBER 31, 2014

Statements of Changes in Net Assets	BlackRock Funds III

	LifePath Index 2045 Portfolio		LifePath Index 2050 Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013	2014	2013

Operations
Net investment income	$3,764,889	$1,894,505	$3,822,906	$1,910,442
Net realized gain	1,288,242	877,526	1,120,653	759,303
Net change in unrealized appreciation/depreciation	5,861,300	9,779,105	6,166,502	10,062,728

Net increase in net assets resulting from operations	10,914,431	12,551,136	11,110,061	12,732,473

Distributions to Shareholders From[1]
Net investment income:
Institutional	(414,254)	(63,879)	(394,456)	(140,616)
Investor A	(497,652)	(259,142)	(371,110)	(184,926)
Class K	(2,855,754)	(1,612,901)	(3,060,125)	(1,617,186)
Net realized gain:
Institutional	(196,532)	(34,121)	(161,182)	(54,352)
Investor A	(250,858)	(139,081)	(169,181)	(83,209)
Class K	(1,230,202)	(709,566)	(1,223,613)	(582,607)

Decrease in net assets resulting from distributions to shareholders	(5,445,252)	(2,818,690)	(5,379,667)	(2,662,896)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	116,729,238	61,684,078	123,424,472	67,640,283

Net Assets
Total increase in net assets	122,198,417	71,416,524	129,154,866	77,709,860
Beginning of year	104,559,262	33,142,738	103,713,953	26,004,093

End of year	$226,757,679	$104,559,262	$232,868,819	$103,713,953

Distributions in excess of net investment income, end of year	$(59,342)	$(56,571)	$(45,077)	$(42,292)

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	23

Statements of Changes in Net Assets	BlackRock Funds III

	LifePath Index 2055 Portfolio
	Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$965,125	$428,074
Net realized gain	249,732	135,948
Net change in unrealized appreciation/depreciation	1,523,881	2,276,006

Net increase in net assets resulting from operations	2,738,738	2,840,028

Distributions to Shareholders From[1]
Net investment income:
Institutional	(107,419)	(14,616)
Investor A	(133,343)	(75,486)
Class K	(723,754)	(342,853)
Net realized gain:
Institutional	(39,649)	—
Investor A	(48,206)	—
Class K	(236,207)	—

Decrease in net assets resulting from distributions to shareholders	(1,288,578)	(432,955)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	36,470,547	16,670,913

Net Assets
Total increase in net assets	37,920,707	19,077,986
Beginning of year	23,937,615	4,859,629

End of year	$61,858,322	$23,937,615

Distributions in excess of net investment income, end of year	$(5,462)	$(6,071)

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

24	BLACKROCK FUNDS III	DECEMBER 31, 2014

Financial Highlights	LifePath Index Retirement Portfolio

	Institutional
	Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.05	$10.49	$9.77	$10.00

Net investment income[2]	0.21	0.18	0.21	0.16
Net realized and unrealized gain (loss)	0.42	0.62	0.68	(0.22)

Net increase (decrease) from investment operations	0.63	0.80	0.89	(0.06)

Distributions from:[3]
Net investment income	(0.21)	(0.19)	(0.15)	(0.16)
Net realized gain	(0.14)	(0.05)	(0.02)	—
Return of capital	—	—	—	(0.01)

Total distributions	(0.35)	(0.24)	(0.17)	(0.17)

Net asset value, end of period	$11.33	$11.05	$10.49	$9.77

Total Return[4]
Based on net asset value	5.73%	7.68%	9.16%	(0.61)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.23%	0.26%	0.38%	6.81%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.16%	0.18%	0.16%	0.18%	[9]

Net investment income[7,8]	1.82%	1.70%	2.00%	2.84%	[9]

Supplemental Data
Net assets, end of period (000)	$68,385	$39,793	$20,223	$24

Portfolio turnover rate of the LifePath Index Master Portfolio	15% [11]	18% [11]	1% [12]	1%	[12]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.03%, 0.02%, 0.06%, and 3.37% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.03%, 0.02%, 0.02% and 0.04% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 6.84%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15% and 9% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	25

Financial Highlights (continued)	LifePath Index Retirement Portfolio

	Investor A
	Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.05	$10.49	$9.77	$10.00

Net investment income[2]	0.17	0.16	0.18	0.15
Net realized and unrealized gain (loss)	0.43	0.62	0.69	(0.23)

Net increase (decrease) from investment operations	0.60	0.78	0.87	(0.08)

Distributions from:[3]
Net investment income	(0.18)	(0.17)	(0.13)	(0.14)
Net realized gain	(0.14)	(0.05)	(0.02)	—
Return of capital	—	—	—	(0.01)

Total distributions	(0.32)	(0.22)	(0.15)	(0.15)

Net asset value, end of period	$11.33	$11.05	$10.49	$9.77

Total Return[4]
Based on net asset value	5.50%	7.44%	8.88%	(0.76)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.48%	0.51%	0.81%	7.16%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.41%	0.43%	0.41%	0.43%	[9]

Net investment income[7,8]	1.55%	1.45%	1.71%	2.58%	[9]

Supplemental Data
Net assets, end of period (000)	$55,156	$28,215	$7,967	$24

Portfolio turnover rate of the LifePath Index Master Portfolio	15% [11]	18% [11]	1% [12]	1%	[12]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.03%, 0.02%, 0.13%, and 3.37% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.03%, 0.02%, 0.02% and 0.04% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.10%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15% and 9% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

See Notes to Financial Statements.

26	BLACKROCK FUNDS III	DECEMBER 31, 2014

Financial Highlights (concluded)	LifePath Index Retirement Portfolio

	Class K
	Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.05	$10.49	$9.77	$10.00

Net investment income[2]	0.21	0.19	0.21	0.16
Net realized and unrealized gain (loss)	0.42	0.61	0.69	(0.22)

Net increase (decrease) from investment operations	0.63	0.80	0.90	(0.06)

Distributions from:[3]
Net investment income	(0.21)	(0.19)	(0.16)	(0.16)
Net realized gain	(0.14)	(0.05)	(0.02)	—
Return of capital	—	—	—	(0.01)

Total distributions	(0.35)	(0.24)	(0.18)	(0.17)

Net asset value, end of period	$11.33	$11.05	$10.49	$9.77

Total Return[4]
Based on net asset value	5.78%	7.72%	9.17%	(0.59)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.19%	0.22%	0.28%	6.71%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.11%	0.14%	0.15%	0.15%	[9]

Net investment income[7,8]	1.87%	1.74%	2.02%	2.87%	[9]

Supplemental Data
Net assets, end of period (000)	$307,946	$253,463	$173,667	$1,905

Portfolio turnover rate of the LifePath Index Master Portfolio	15% [11]	18% [11]	1% [12]	1%	[12]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.03%, 0.02%, 0.04%, and 3.38% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.03%, 0.02%, 0.02% and 0.04% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 6.74%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15% and 9% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	27

Financial Highlights	LifePath Index 2020 Portfolio

	Institutional
	Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.25	$10.36	$9.48	$10.00

Net investment income[2]	0.22	0.22	0.22	0.15
Net realized and unrealized gain (loss)	0.46	0.94	0.85	(0.53)

Net increase (decrease) from investment operations	0.68	1.16	1.07	(0.38)

Distributions from:[3]
Net investment income	(0.22)	(0.21)	(0.16)	(0.13)
Net realized gain	(0.14)	(0.06)	(0.03)	—
Return of capital	—	—	—	(0.01)

Total distributions	(0.36)	(0.27)	(0.19)	(0.14)

Net asset value, end of period	$11.57	$11.25	$10.36	$9.48

Total Return[4]
Based on net asset value	6.10%	11.32%	11.35%	(3.72)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.22%	0.26%	0.36%	6.91%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.16%	0.18%	0.17%	0.20%	[9]

Net investment income[7,8]	1.93%	1.98%	2.14%	2.66%	[9]

Supplemental Data
Net assets, end of period (000)	$81,485	$42,447	$19,786	$24

Portfolio turnover rate of the LifePath Index Master Portfolio	12% [11]	12% [11]	1% [12]	1%	[12]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.01%, 0.06%, and 3.48% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.04%, 0.03%, 0.03% and 0.05% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolios’ allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 6.94%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 13% and 8% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

See Notes to Financial Statements.

28	BLACKROCK FUNDS III	DECEMBER 31, 2014

Financial Highlights (continued)	LifePath Index 2020 Portfolio

	Investor A
	Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.23	$10.35	$9.48	$10.00

Net investment income[2]	0.19	0.19	0.19	0.13
Net realized and unrealized gain (loss)	0.46	0.94	0.85	(0.52)

Net increase (decrease) from investment operations	0.65	1.13	1.04	(0.39)

Distributions from:[3]
Net investment income	(0.19)	(0.19)	(0.14)	(0.12)
Net realized gain	(0.14)	(0.06)	(0.03)	—
Return of capital	—	—	—	(0.01)

Total distributions	(0.33)	(0.25)	(0.17)	(0.13)

Net asset value, end of period	$11.55	$11.23	$10.35	$9.48

Total Return[4]
Based on net asset value	5.87%	10.99%	10.98%	(3.87)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.47%	0.51%	0.68%	7.16%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.41%	0.44%	0.42%	0.46%	[9]

Net investment income[7,8]	1.68%	1.75%	1.85%	2.42%	[9]

Supplemental Data
Net assets, end of period (000)	$99,790	$61,996	$17,944	$24

Portfolio turnover rate of the LifePath Index Master Portfolio	12% [11]	12% [11]	1% [12]	1%	[12]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.01%, 0.06%, and 3.48% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.04%, 0.03%, 0.03% and 0.05% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.19%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 13% and 8% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	29

Financial Highlights (concluded)	LifePath Index 2020 Portfolio

	Class K
	Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.25	$10.36	$9.48	$10.00

Net investment income[2]	0.23	0.22	0.22	0.15
Net realized and unrealized gain (loss)	0.46	0.94	0.85	(0.52)

Net increase (decrease) from investment operations	0.69	1.16	1.07	(0.37)

Distributions from:[3]
Net investment income	(0.23)	(0.21)	(0.16)	(0.14)
Net realized gain	(0.14)	(0.06)	(0.03)	—
Return of capital	—	—	—	(0.01)

Total distributions	(0.37)	(0.27)	(0.19)	(0.15)

Net asset value, end of period	$11.57	$11.25	$10.36	$9.48

Total Return[4]
Based on net asset value	6.15%	11.36%	11.36%	(3.71)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.17%	0.21%	0.28%	6.81%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.11%	0.14%	0.16%	0.18%	[9]

Net investment income[7,8]	1.98%	2.00%	2.20%	2.70%	[9]

Supplemental Data
Net assets, end of period (000)	$699,797	$511,443	$249,157	$1,848

Portfolio turnover rate of the LifePath Index Master Portfolio	12% [11]	12% [11]	1% [12]	1%	[12]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.01%, 0.04%, and 3.48% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.04%, 0.03%, 0.03% and 0.05% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 6.84%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 13% and 8% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

See Notes to Financial Statements.

30	BLACKROCK FUNDS III	DECEMBER 31, 2014

Financial Highlights	LifePath Index 2025 Portfolio

	Institutional
	Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.37	$10.30	$9.35	$10.00

Net investment income[2]	0.24	0.25	0.23	0.14
Net realized and unrealized gain (loss)	0.47	1.12	0.92	(0.65)

Net increase (decrease) from investment operations	0.71	1.37	1.15	(0.51)

Distributions from:[3]
Net investment income	(0.22)	(0.22)	(0.16)	(0.13)
Net realized gain	(0.12)	(0.08)	(0.04)	—
Return of capital	—	—	—	(0.01)

Total distributions	(0.34)	(0.30)	(0.20)	(0.14)

Net asset value, end of period	$11.74	$11.37	$10.30	$9.35

Total Return[4]
Based on net asset value	6.33%	13.46%	12.34%	(5.12)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.23%	0.27%	0.51%	6.97%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.16%	0.17%	0.18%	0.21%	[9]

Net investment income[7,8]	2.03%	2.25%	2.26%	2.55%	[9]

Supplemental Data
Net assets, end of period (000)	$53,760	$21,097	$4,844	$23

Portfolio turnover rate of the LifePath Index Master Portfolio	15% [11]	13% [11]	0% [12,13]	0%	[12,13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.02%, 0.12% and 3.53% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.05%, 0.04%, 0.03%, and 0.06% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 6.99%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio, if these transactions had been included to conform to the current year presentations, portfolio turnover would have been 14% and 8% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	31

Financial Highlights (continued)	LifePath Index 2025 Portfolio

	Investor A
	Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.36	$10.30	$9.35	$10.00

Net investment income[2]	0.21	0.23	0.22	0.13
Net realized and unrealized gain (loss)	0.48	1.11	0.91	(0.66)

Net increase (decrease) from investment operations	0.69	1.34	1.13	(0.53)

Distributions from:[3]
Net investment income	(0.20)	(0.20)	(0.14)	(0.11)
Net realized gain	(0.12)	(0.08)	(0.04)	—
Return of capital	—	—	—	(0.01)

Total distributions	(0.32)	(0.28)	(0.18)	(0.12)

Net asset value, end of period	$11.73	$11.36	$10.30	$9.35

Total Return[4]
Based on net asset value	6.10%	13.13%	12.12%	(5.26)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.48%	0.52%	0.85%	7.22%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.41%	0.43%	0.44%	0.46%	[9]

Net investment income[7,8]	1.77%	2.04%	2.21%	2.30%	[9]

Supplemental Data
Net assets, end of period (000)	$89,983	$49,232	$3,918	$23

Portfolio turnover rate of the LifePath Index Master Portfolio	15% [11]	13% [11]	0% [12,13]	0%	[12,13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.02%, 0.13% and 3.53% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.05%, 0.04%, 0.03%, and 0.06% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.24%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio, if these transactions had been included to conform to the current year presentations, portfolio turnover would have been 14% and 8% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

32	BLACKROCK FUNDS III	DECEMBER 31, 2014

Financial Highlights (concluded)	LifePath Index 2025 Portfolio

	Class K
	Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.37	$10.30	$9.35	$10.00

Net investment income[2]	0.24	0.24	0.23	0.14
Net realized and unrealized gain (loss)	0.49	1.14	0.92	(0.65)

Net increase (decrease) from investment operations	0.73	1.38	1.15	(0.51)

Distributions from:[3]
Net investment income	(0.23)	(0.23)	(0.16)	(0.13)
Net realized gain	(0.12)	(0.08)	(0.04)	—
Return of capital	—	—	—	(0.01)

Total distributions	(0.35)	(0.31)	(0.20)	(0.14)

Net asset value, end of period	$11.75	$11.37	$10.30	$9.35

Total Return[4]
Based on net asset value	6.47%	13.48%	12.34%	(5.10)%	[5]

Ratio to Average Net Assets[6]
Total expenses[7,8]	0.18%	0.23%	0.37%	6.87%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.11%	0.14%	0.16%	0.18%	[9]

Net investment income[7,8]	2.08%	2.16%	2.26%	2.58%	[9]

Supplemental Data
Net assets, end of period (000)	$374,396	$208,280	$113,655	$1,823

Portfolio turnover rate of the LifePath Index Master Portfolio	15% [11]	13% [11]	0% [12,13]	0%	[12,13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.02%, 0.07% and 3.53% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.05%, 0.04%, 0.03%, and 0.06% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 6.89%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio, if these transactions had been included to conform to the current year presentations, portfolio turnover would have been 14% and 8% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	33

Financial Highlights	LifePath Index 2030 Portfolio

	Institutional
	Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.49	$10.26	$9.24	$10.00

Net investment income[2]	0.25	0.25	0.23	0.13
Net realized and unrealized gain (loss)	0.51	1.31	1.00	(0.76)

Net increase (decrease) from investment operations	0.76	1.56	1.23	(0.63)

Distributions from:[3]
Net investment income	(0.24)	(0.24)	(0.17)	(0.12)
Net realized gain	(0.15)	(0.09)	(0.04)	—
Tax return of capital	—	—	—	(0.01)

Total distributions	(0.39)	(0.33)	(0.21)	(0.13)

Net asset value, end of period	$11.86	$11.49	$10.26	$9.24

Total Return[4]
Based on net asset value	6.58%	15.34%	13.38%	(6.30)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.22%	0.27%	0.41%	7.04%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.16%	0.19%	0.18%	0.22%	[9]

Net investment income[7,8]	2.10%	2.30%	2.27%	2.47%	[9]

Supplemental Data
Net assets, end of period (000)	$73,640	$32,538	$16,158	$23

Portfolio turnover rate of the LifePath Index Master Portfolio	20% [11]	12% [11]	2% [12]	0%	[12,13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.01%, 0.07%, and 3.57% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.05%, 0.04%, 0.04% and 0.06% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.06%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 18% and 6% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

34	BLACKROCK FUNDS III	DECEMBER 31, 2014

Financial Highlights (continued)	LifePath Index 2030 Portfolio

	Investor A
	Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.49	$10.26	$9.24	$10.00

Net investment income[2]	0.22	0.23	0.20	0.12
Net realized and unrealized gain (loss)	0.50	1.30	1.01	(0.77)

Net increase (decrease) from investment operations	0.72	1.53	1.21	(0.65)

Distributions from:[3]
Net investment income	(0.21)	(0.21)	(0.15)	(0.10)
Net realized gain	(0.15)	(0.09)	(0.04)	—
Tax return of capital	—	—	—	(0.01)

Total distributions	(0.36)	(0.30)	(0.19)	(0.11)

Net asset value, end of period	$11.85	$11.49	$10.26	$9.24

Total Return[4]
Based on net asset value	6.26%	15.09%	13.11%	(6.44)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.47%	0.52%	0.72%	7.29%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.41%	0.45%	0.44%	0.47%	[9]

Net investment income[7,8]	1.84%	2.10%	1.99%	2.22%	[9]

Supplemental Data
Net assets, end of period (000)	$111,333	$62,487	$13,908	$23

Portfolio turnover rate of the LifePath Index Master Portfolio	20% [11]	12% [11]	2% [12]	0%	[12,13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.01%, 0.07%, and 3.57% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.05%, 0.04%, 0.04% and 0.06% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.32%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 18% and 6% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	35

Financial Highlights (concluded)	LifePath Index 2030 Portfolio

	Class K
	Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.48	$10.25	$9.24	$10.00

Net investment income[2]	0.25	0.26	0.24	0.14
Net realized and unrealized gain (loss)	0.51	1.30	0.98	(0.77)

Net increase (decrease) from investment operations	0.76	1.56	1.22	(0.63)

Distributions from:[3]
Net investment income	(0.24)	(0.24)	(0.17)	(0.12)
Net realized gain	(0.15)	(0.09)	(0.04)	—
Tax return of capital	—	—	—	(0.01)

Total distributions	(0.39)	(0.33)	(0.21)	(0.13)

Net asset value, end of period	$11.85	$11.48	$10.25	$9.24

Total Return[4]
Based on net asset value	6.64%	15.40%	13.28%	(6.28)%	[5]

Ratio to Average Net Assets[6]
Total expenses[7,8]	0.17%	0.22%	0.31%	6.94%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.11%	0.15%	0.17%	0.19%	[9]

Net investment income[7,8]	2.14%	2.32%	2.37%	2.50%	[9]

Supplemental Data
Net assets, end of period (000)	$633,093	$433,320	$175,849	$1,802

Portfolio turnover rate of the LifePath Index Master Portfolio	20% [11]	12% [11]	2% [12]	0%	[12,13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.01%, 0.09%, and 3.57% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.05%, 0.04%, 0.04% and 0.06% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 6.96%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 18% and 6% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

36	BLACKROCK FUNDS III	DECEMBER 31, 2014

Financial Highlights	LifePath Index 2035 Portfolio

	Institutional
	Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.57	$10.21	$9.14	$10.00

Net investment income[2]	0.26	0.29	0.25	0.13
Net realized and unrealized gain (loss)	0.51	1.43	1.04	(0.87)

Net increase (decrease) from investment operations	0.77	1.72	1.29	(0.74)

Distributions from:[3]
Net investment income	(0.24)	(0.25)	(0.17)	(0.11)
Net realized gain	(0.12)	(0.11)	(0.05)	—
Tax return of capital	—	—	—	(0.01)

Total distributions	(0.36)	(0.36)	(0.22)	(0.12)

Net asset value, end of period	$11.98	$11.57	$10.21	$9.14

Total Return[4]
Based on net asset value	6.68%	16.98%	14.16%	(7.37)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.24%	0.28%	0.86%	7.12%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.15%	0.18%	0.20%	0.23%	[9]

Net investment income[7,8]	2.18%	2.59%	2.52%	2.40%	[9]

Supplemental Data
Net assets, end of period (000)	$37,073	$10,605	$1,835	$23

Portfolio turnover of the LifePath Index 2035 Portfolio	25% [11]	12% [11]	1% [12]	0%	[12,13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.03%, 0.21%, and 3.61% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.06%, 0.05%, 0.04% and 0.06% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.15%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 24% and 7% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	37

Financial Highlights (continued)	LifePath Index 2035 Portfolio

	Investor A
	Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.56	$10.20	$9.14	$10.00

Net investment income[2]	0.23	0.25	0.26	0.12
Net realized and unrealized gain (loss)	0.51	1.45	1.00	(0.87)

Net increase (decrease) from investment operations	0.74	1.70	1.26	(0.75)

Distributions from:[3]
Net investment income	(0.22)	(0.23)	(0.15)	(0.10)
Net realized gain	(0.12)	(0.11)	(0.05)	—
Tax return of capital	—	—	—	(0.01)

Total distributions	(0.34)	(0.34)	(0.20)	(0.11)

Net asset value, end of period	$11.96	$11.56	$10.20	$9.14

Total Return[4]
Based on net asset value	6.37%	16.74%	13.83%	(7.52)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.48%	0.54%	0.89%	7.47%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.41%	0.44%	0.45%	0.48%	[9]

Net investment income[7,8]	1.91%	2.29%	2.59%	2.14%	[9]

Supplemental Data
Net assets, end of period (000)	$83,587	$38,107	$3,798	$23

Portfolio turnover of the LifePath Index 2035 Portfolio	25% [11]	12% [11]	1% [12]	0%	[12,13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.03%, 0.09%, and 3.61% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.06%, 0.05%, 0.04% and 0.06% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.50%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 24% and 7% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

38	BLACKROCK FUNDS III	DECEMBER 31, 2014

Financial Highlights (concluded)	LifePath Index 2035 Portfolio

	Class K
	Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.56	$10.20	$9.14	$10.00

Net investment income[2]	0.26	0.27	0.24	0.13
Net realized and unrealized gain (loss)	0.53	1.45	1.04	(0.87)

Net increase (decrease) from investment operations	0.79	1.72	1.28	(0.74)

Distributions from:[3]
Net investment income	(0.25)	(0.25)	(0.17)	(0.11)
Net realized gain	(0.12)	(0.11)	(0.05)	—
Tax return of capital	—	—	—	(0.01)

Total distributions	(0.37)	(0.36)	(0.22)	(0.12)

Net asset value, end of period	$11.98	$11.56	$10.20	$9.14

Total Return[4]
Based on net asset value	6.82%	17.02%	14.07%	(7.35)%	[5]

Ratio to Average Net Assets[6]
Total expenses[7,8]	0.19%	0.25%	0.48%	7.02%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.11%	0.15%	0.17%	0.19%	[9]

Net investment income[7,8]	2.22%	2.44%	2.43%	2.43%	[9]

Supplemental Data
Net assets, end of period (000)	$289,331	$158,455	$76,095	$1,782

Portfolio turnover of the LifePath Index 2035 Portfolio	25% [11]	12% [11]	1% [12]	0%	[12,13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.03%, 0.10%, and 3.61% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.06%, 0.05%, 0.04% and 0.06% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.05%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 24% and 7% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	39

Financial Highlights	LifePath Index 2040 Portfolio

	Institutional
	Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.69	$10.18	$9.04	$10.00

Net investment income[2]	0.27	0.28	0.23	0.13
Net realized and unrealized gain (loss)	0.54	1.60	1.12	(0.98)

Net increase (decrease) from investment operations	0.81	1.88	1.35	(0.85)

Distributions from:[3]
Net investment income	(0.26)	(0.26)	(0.18)	(0.10)
Net realized gain	(0.13)	(0.11)	(0.03)	—
Return of capital	—	—	—	(0.01)

Total distributions	(0.39)	(0.37)	(0.21)	(0.11)

Net asset value, end of period	$12.11	$11.69	$10.18	$9.04

Total Return[4]
Based on net asset value	6.94%	18.61%	15.01%	(8.44)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.23%	0.29%	0.53%	7.17%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.16%	0.20%	0.19%	0.23%	[9]

Net investment income[7,8]	2.23%	2.55%	2.36%	2.34%	[9]

Supplemental Data
Net assets, end of period (000)	$50,054	$19,346	$9,554	$23

Portfolio turnover rate of the LifePath Index Master Portfolio	29% [11]	12% [11]	3% [12]	0%	[12,13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.02%, 0.11%, and 3.65% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.06%, 0.05%, 0.04% and 0.07% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolios’ allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.19%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 21% and 5% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

40	BLACKROCK FUNDS III	DECEMBER 31, 2014

Financial Highlights (continued)	LifePath Index 2040 Portfolio

	Investor A
	Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.68	$10.17	$9.04	$10.00

Net investment income[2]	0.24	0.27	0.21	0.11
Net realized and unrealized gain (loss)	0.53	1.58	1.11	(0.97)

Net increase (decrease) from investment operations	0.77	1.85	1.32	(0.86)

Distributions from:[3]
Net investment income	(0.23)	(0.23)	(0.16)	(0.09)
Net realized gain	(0.13)	(0.11)	(0.03)	—
Return of capital	—	—	—	(0.01)

Total distributions	(0.36)	(0.34)	(0.19)	(0.10)

Net asset value, end of period	$12.09	$11.68	$10.17	$9.04

Total Return[4]
Based on net asset value	6.62%	18.38%	14.63%	(8.58)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.48%	0.53%	0.85%	7.42%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.41%	0.45%	0.45%	0.48%	[9]

Net investment income[7,8]	1.98%	2.39%	2.13%	2.08%	[9]

Supplemental Data
Net assets, end of period (000)	$58,952	$31,753	$7,563	$23

Portfolio turnover rate of the LifePath Index Master Portfolio	29% [11]	12% [11]	3% [12]	0%	[12,13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.02%, 0.14%, and 3.65% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.06%, 0.05%, 0.04% and 0.07% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolios’ allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.45%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 21% and 5% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	41

Financial Highlights (concluded)	LifePath Index 2040 Portfolio

	Class K
	Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.69	$10.18	$9.04	$10.00

Net investment income[2]	0.27	0.29	0.25	0.13
Net realized and unrealized gain (loss)	0.53	1.59	1.10	(0.97)

Net increase (decrease) from investment operations	0.80	1.88	1.35	(0.84)

Distributions from:[3]
Net investment income	(0.26)	(0.26)	(0.18)	(0.11)
Net realized gain	(0.13)	(0.11)	(0.03)	—
Return of capital	—	—	—	(0.01)

Total distributions	(0.39)	(0.37)	(0.21)	(0.12)

Net asset value, end of period	$12.10	$11.69	$10.18	$9.04

Total Return[4]
Based on net asset value	6.90%	18.66%	15.03%	(8.42)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.18%	0.24%	0.39%	7.06%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.11%	0.15%	0.18%	0.20%	[9]

Net investment income[7,8]	2.27%	2.58%	2.52%	2.36%	[9]

Supplemental Data
Net assets, end of period (000)	$437,342	$275,471	$90,476	$1,763

Portfolio turnover rate of the LifePath Index Master Portfolio	29% [11]	12% [11]	3% [12]	0%	[12,13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.02%, 0.07%, and 3.65% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.06%, 0.05%, 0.04% and 0.07% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.09%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 21% and 5% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

42	BLACKROCK FUNDS III	DECEMBER 31, 2014

Financial Highlights	LifePath Index 2045 Portfolio

	Institutional
	Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.78	$10.13	$8.94	$10.00

Net investment income[2]	0.29	0.34	0.26	0.12
Net realized and unrealized gain (loss)	0.54	1.69	1.13	(1.07)

Net increase (decrease) from investment operations	0.83	2.03	1.39	(0.95)

Distributions from:[3]
Net investment income	(0.26)	(0.27)	(0.18)	(0.10)
Net realized gain	(0.10)	(0.11)	(0.02)	—
Return of capital	—	—	—	(0.01)

Total distributions	(0.36)	(0.38)	(0.20)	(0.11)

Net asset value, end of period	$12.25	$11.78	$10.13	$8.94

Total Return[4]
Based on net asset value	7.07%	20.18%	15.58%	(9.51)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.26%	0.35%	1.35%	7.23%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.15%	0.20%	0.22%	0.24%	[9]

Net investment income[7,8]	2.35%	3.01%	2.64%	2.26%	[9]

Supplemental Data
Net assets, end of period (000)	$27,964	$4,117	$532	$22

Portfolio turnover rate of the LifePath Index Master Portfolio	30% [11]	12% [11]	2% [12]	0%	[12,13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.03%, 0.05%, 0.36%, and 3.69% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.07%, 0.05%, 0.04% and 0.07% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.25%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 22% and 6% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	43

Financial Highlights (continued)	LifePath Index 2045 Portfolio

	Investor A
	Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.77	$10.12	$8.94	$10.00

Net investment income[2]	0.25	0.29	0.27	0.11
Net realized and unrealized gain (loss)	0.54	1.72	1.09	(1.08)

Net increase (decrease) from investment operations	0.79	2.01	1.36	(0.97)

Distributions from:[3]
Net investment income	(0.23)	(0.25)	(0.16)	(0.08)
Net realized gain	(0.10)	(0.11)	(0.02)	—
Return of capital	—	—	—	(0.01)

Total distributions	(0.33)	(0.36)	(0.18)	(0.09)

Net asset value, end of period	$12.23	$11.77	$10.12	$8.94

Total Return[4]
Based on net asset value	6.74%	19.96%	15.27%	(9.64)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.51%	0.58%	1.39%	7.48%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.40%	0.44%	0.46%	0.49%	[9]

Net investment income[7,8]	2.04%	2.61%	2.75%	2.00%	[9]

Supplemental Data
Net assets, end of period (000)	$33,859	$16,428	$887	$22

Portfolio turnover rate of the LifePath Index Master Portfolio	30% [11]	12% [11]	2% [12]	0%	[12,13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.03%, 0.06%, 0.25%, and 3.69% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.07%, 0.05%, 0.04% and 0.07% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.50%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 22% and 6% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

44	BLACKROCK FUNDS III	DECEMBER 31, 2014

Financial Highlights (concluded)	LifePath Index 2045 Portfolio

	Class K
	Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.79	$10.13	$8.94	$10.00

Net investment income[2]	0.28	0.30	0.26	0.12
Net realized and unrealized gain (loss)	0.55	1.74	1.13	(1.07)

Net increase (decrease) from investment operations	0.83	2.04	1.39	(0.95)

Distributions from:[3]
Net investment income	(0.26)	(0.27)	(0.18)	(0.10)
Net realized gain	(0.10)	(0.11)	(0.02)	—
Return of capital	—	—	—	(0.01)

Total distributions	(0.36)	(0.38)	(0.20)	(0.11)

Net asset value, end of period	$12.26	$11.79	$10.13	$8.94

Total Return[4]
Based on net asset value	7.10%	20.32%	15.61%	(9.49)%	[5]

Ratio to Average Net Assets[6]
Total expenses[7,8]	0.22%	0.31%	0.89%	7.12%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.10%	0.15%	0.18%	0.21%	[9]

Net investment income[7,8]	2.33%	2.73%	2.60%	2.29%	[9]

Supplemental Data
Net assets, end of period (000)	$164,934	$84,015	$31,724	$1,744

Portfolio turnover rate of the LifePath Index Master Portfolio	30% [11]	12% [11]	2% [12]	0%	[12,13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.03%, 0.06%, 0.24%, and 3.69% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.07%, 0.05%, 0.04% and 0.07% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.15%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 22% and 6% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	45

Financial Highlights	LifePath Index 2050 Portfolio

	Institutional
	Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.91	$10.11	$8.86	$10.00

Net investment income[2]	0.29	0.34	0.24	0.12
Net realized and unrealized gain	0.57	1.82	1.21	(1.16)

Net increase (decrease) from investment operations	0.86	2.16	1.45	(1.04)

Distributions from:[3]
Net investment income	(0.26)	(0.27)	(0.19)	(0.09)
Net realized gain	(0.10)	(0.09)	(0.01)	—
Return of capital	—	—	—	(0.01)

Total distributions	(0.36)	(0.36)	(0.20)	(0.10)

Net asset value, end of period	$12.41	$11.91	$10.11	$8.86

Total Return[4]
Based on net asset value	7.23%	21.56%	16.35%	(10.36)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.27%	0.34%	1.55%	7.27%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.15%	0.20%	0.21%	0.24%	[9]

Net investment income[7,8]	2.33%	3.03%	2.44%	2.22%	[9]

Supplemental Data
Net assets, end of period (000)	$24,618	$7,679	$1,573	$22

Portfolio turnover rate of the LifePath Index Master Portfolio	22% [11]	12% [11]	3% [12]	0%	[12,13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.03%, 0.06%, 0.47%, and 3.71% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.08%, 0.06%, 0.05 % and 0.07 % for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.30%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio, if these transactions had been included to conform to the current year presentations, portfolio turnover would have been 26% and 5% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

46	BLACKROCK FUNDS III	DECEMBER 31, 2014

Financial Highlights (continued)	LifePath Index 2050 Portfolio

	Investor A
	Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.89	$10.10	$8.86	$10.00

Net investment income[2]	0.26	0.32	0.28	0.10
Net realized and unrealized gain (loss)	0.57	1.81	1.14	(1.15)

Net increase (decrease) from investment operations	0.83	2.13	1.42	(1.05)

Distributions from:[3]
Net investment income	(0.23)	(0.25)	(0.17)	(0.08)
Net realized gain	(0.10)	(0.09)	(0.01)	—
Return of capital	—	—	—	(0.01)

Total distributions	(0.33)	(0.34)	(0.18)	(0.09)

Net asset value, end of period	$12.39	$11.89	$10.10	$8.86

Total Return[4]
Based on net asset value	7.01%	21.25%	16.00%	(10.49)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.52%	0.59%	1.33%	7.69%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.40%	0.45%	0.47%	0.49%	[9]

Net investment income[7,8]	2.08%	2.85%	2.86%	1.97%	[9]

Supplemental Data
Net assets, end of period (000)	$22,053	$12,103	$1,090	$25

Portfolio turnover rate of the LifePath Index Master Portfolio	22% [11]	12% [11]	3% [12]	0%	[12,13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.03%, 0.06%, 0.22%, and 3.71% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.08%, 0.06%, 0.05% and 0.07% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.71%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio, if these transactions had been included to conform to the current year presentations, portfolio turnover would have been 26% and 5% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	47

Financial Highlights (concluded)	LifePath Index 2050 Portfolio

	Class K
	Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.91	$10.11	$8.86	$10.00

Net investment income[2]	0.29	0.32	0.26	0.12
Net realized and unrealized gain (loss)	0.58	1.85	1.19	(1.16)

Net increase (decrease) from investment operations	0.87	2.17	1.45	(1.04)

Distributions from:[3]
Net investment income	(0.27)	(0.28)	(0.19)	(0.09)
Net realized gain	(0.10)	(0.09)	(0.01)	—
Return of capital	—	—	—	(0.01)

Total distributions	(0.37)	(0.37)	(0.20)	(0.10)

Net asset value, end of period	$12.41	$11.91	$10.11	$8.86

Total Return[4]
Based on net asset value	7.28%	21.61%	16.37%	(10.34)%	[5]

Ratio to Average Net Assets[6]
Total expenses[7,8]	0.23%	0.33%	0.99%	7.17%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.10%	0.15%	0.19%	0.21%	[9]

Net investment income[7,8]	2.37%	2.88%	2.67%	2.25%	[9]

Supplemental Data
Net assets, end of period (000)	$186,198	$83,933	$23,342	$1,727

Portfolio turnover rate of the LifePath Index Master Portfolio	22% [11]	12% [11]	3% [12]	0%	[11,13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.03%, 0.06%, 0.27%, and 3.71% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.08%, 0.06%, 0.05% and 0.07% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.19%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 26% and 5% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

48	BLACKROCK FUNDS III	DECEMBER 31, 2014

Financial Highlights	LifePath Index 2055 Portfolio

	Institutional
	Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$12.05	$10.05	$8.80	$10.00

Net investment income[2]	0.31	0.37	0.24	0.12
Net realized and unrealized gain (loss)	0.58	1.91	1.23	(1.22)

Net increase (decrease) from investment operations	0.89	2.28	1.47	(1.10)

Distributions from:[3]
Net investment income	(0.27)	(0.28)	(0.22)	(0.09)
Net realized gain	(0.07)	—	—	—
Return of capital	—	—	(0.00)[4]	(0.01)

Total distributions	(0.34)	(0.28)	(0.22)	(0.10)

Net asset value, end of period	$12.60	$12.05	$10.05	$8.80

Total Return[5]
Based on net asset value	7.46%	22.91%	16.78%	(10.98)%	[6]

Ratios to Average Net Assets[7]
Total expenses[8,9]	0.43%	0.75%	4.43%	7.32%	[10,11]

Total expenses after fees waived and/or reimbursed[8,9]	0.13%	0.20%	0.24%	0.24%	[10]

Net investment income[8,9]	2.50%	3.25%	2.46%	2.21%	[10]

Supplemental Data
Net assets, end of period (000)	$7,874	$896	$25	$22

Portfolio turnover rate of the LifePath Index Master Portfolio	22% [12]	15% [12]	8% [13]	0%	[13,14]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[8]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.10%, 0.26%, 1.36% and 3.73% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.09%, 0.06%, 0.05% and 0.08% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[10]	Annualized.

[11]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.34%.

[12]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[13]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 53% and 13% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[14]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	49

Financial Highlights (continued)	LifePath Index 2055 Portfolio

	Investor A
	Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$12.04	$10.05	$8.80	$10.00

Net investment income[2]	0.27	0.33	0.25	0.10
Net realized and unrealized gain (loss)	0.58	1.92	1.20	(1.21)

Net increase (decrease) from investment operations	0.85	2.25	1.45	(1.11)

Distributions from:[3]
Net investment income	(0.24)	(0.26)	(0.20)	(0.08)
Net realized gain	(0.07)	—	—	—
Return of capital	—	—	(0.00)[4]	(0.01)

Total distributions	(0.31)	(0.26)	(0.20)	(0.09)

Net asset value, end of period	$12.58	$12.04	$10.05	$8.80

Total Return[5]
Based on net asset value	7.13%	22.55%	16.55%	(11.11)%	[6]

Ratios to Average Net Assets[7]
Total expenses[8,9]	0.69%	0.91%	3.98%	7.57%	[10,11]

Total expenses after fees waived and/or reimbursed[8,9]	0.40%	0.44%	0.49%	0.49%	[10]

Net investment income[8,9]	2.14%	2.87%	2.60%	1.95%	[10]

Supplemental Data
Net assets, end of period (000)	$8,945	$4,696	$129	$22

Portfolio turnover rate of the LifePath Index Master Portfolio	22% [12]	15% [12]	8% [13]	0%	[13,14]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[8]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.10%, 0.27%, 1.05% and 3.74% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.09%, 0.06%, 0.05% and 0.08% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[10]	Annualized.

[11]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.59%.

[12]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[13]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 53% and 13% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[14]	Rounds to less than 1%.

See Notes to Financial Statements.

50	BLACKROCK FUNDS III	DECEMBER 31, 2014

Financial Highlights (concluded)	LifePath Index 2055 Portfolio

	Class K
	Year Ended December 31,			Period May 31, 2011[1] to December 31, 2011
	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$12.05	$10.05	$8.80	$10.00

Net investment income[2]	0.30	0.34	0.26	0.12
Net realized and unrealized gain (loss)	0.60	1.95	1.21	(1.22)

Net increase (decrease) from investment operations	0.90	2.29	1.47	(1.10)

Distributions from:[3]
Net investment income	(0.28)	(0.29)	(0.22)	(0.09)
Net realized gain	(0.07)	—	—	—
Return of capital	—	—	(0.00)[4]	(0.01)

Total distributions	(0.35)	(0.29)	(0.22)	(0.10)

Net asset value, end of period	$12.60	$12.05	$10.05	$8.80

Total Return[5]
Based on net asset value	7.50%	22.95%	16.83%	(10.96)%	[6]

Ratio to Average Net Assets[7]
Total expenses[8,9]	0.42%	0.70%	3.71%	7.21%	[10,11]

Total expenses after fees waived and/or reimbursed[8,9]	0.10%	0.15%	0.19%	0.21%	[10]

Net investment income[8,9]	2.44%	3.05%	2.71%	2.24%	[10]

Supplemental Data
Net assets, end of period (000)	$45,039	$18,345	$4,706	$1,716

Portfolio turnover rate of the LifePath Index Master Portfolio	22% [12]	15% [12]	8% [13]	0%	[13,14]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[8]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.10%, 0.28%, 0.18%, and 3.74% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.09%, 0.06%, 0.05% and 0.08% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[10]	Annualized.

[11]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.22%.

[12]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[13]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 53% and 13% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[14]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	51

Notes to Financial Statements

1. Organization:

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. LifePath® Index Retirement Portfolio, LifePath® Index 2020 Portfolio, LifePath® Index 2025 Portfolio, LifePath® Index 2030 Portfolio, LifePath® Index 2035 Portfolio, LifePath® Index 2040 Portfolio, LifePath® Index 2045 Portfolio, LifePath® Index 2050 Portfolio and LifePath® Index 2055 Portfolio (each, a “LifePath Index Portfolio” and collectively, the “LifePath Index Portfolios”) are each a series of the Trust. Each LifePath Index Portfolio seeks to achieve its investment objective by investing all of its assets in a separate series of Master Investment Portfolio (“MIP”): LifePath® Index Retirement Master Portfolio, LifePath® Index 2020 Master Portfolio, LifePath® Index 2025 Master Portfolio, LifePath® Index 2030 Master Portfolio, LifePath® Index 2035 Master Portfolio, LifePath® Index 2040 Master Portfolio, LifePath® Index 2045 Master Portfolio, LifePath® Index 2050 Master Portfolio and LifePath® Index 2055 Master Portfolio (each, a “LifePath Index Master Portfolio” and collectively, the “LifePath Index Master Portfolios”). Each LifePath Index Master Portfolio has the same or substantially similar investment objective as its corresponding LifePath Index Portfolio. The performance of a LifePath Index Portfolio is directly affected by the performance of its corresponding LifePath Index Master Portfolio.

The value of each LifePath Index Portfolio’s investment in its corresponding LifePath Index Master Portfolio reflects that LifePath Index Portfolio’s proportionate interest in the net assets of its corresponding LifePath Index Master Portfolio (100.0% for each of the LifePath Index Portfolios as of December 31, 2014). As such, the financial statements of each corresponding LifePath Index Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with each LifePath Index Portfolio’s financial statements.

Each LifePath Index Portfolio offers multiple classes of shares. Institutional, Investor A and Class K Shares are sold without a sales charge. Institutional and Class K Shares are available only to certain eligible investors. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Investor A Shares bear certain expenses related to the shareholder servicing of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Name	Initial Sales Charge	CDSC	Conversion
Institutional and Class K	No	No	None
Investor A	Yes	No	None

2. Significant Accounting Policies:

The LifePath Index Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each LifePath Index Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the LifePath Index Portfolios:

Valuation: The LifePath Index Portfolios’ investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the LifePath Index Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The LifePath Index Portfolios’ policy is to fair value their financial instruments at market value. Each LifePath Index Portfolio records its investments in the applicable LifePath Index Master Portfolio at fair value based on the LifePath Index Portfolio’s proportionate interest in the net assets of the applicable LifePath Index Master Portfolio. Valuation of securities held by the applicable LifePath Index Master Portfolio is discussed in Note 2 of the LifePath Index Master Portfolios’ Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from each LifePath Index Master Portfolio are accounted on a trade date basis. Each LifePath Index Portfolio records daily its proportionate share of its LifePath Index Master Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, each LifePath Index Portfolio accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to a LifePath Index Portfolio or its classes are charged to that LifePath Index Portfolio or class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the LifePath Index Portfolios and other shared expenses prorated to the LifePath Index Portfolios are allocated daily to each class based on its relative net assets or other appropriate methods.

3. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

52	BLACKROCK FUNDS III	DECEMBER 31, 2014

Notes to Financial Statements (continued)

The Trust, on behalf of the LifePath Index Portfolios, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL” or the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide general administration services (other than investment advice and related portfolio activities). For such services, the LifePath Index Portfolios pay the Administrator a monthly fee at an annual rate of 0.03% of the average daily value of the LifePath Index Portfolio’s net assets. The LifePath Index Portfolios do not pay an investment advisory fee or investment management fee.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of a LifePath Index Portfolio and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

BlackRock Fund Advisors (“BFA” or the “Manager”) and BAL contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the LifePath Index Portfolio’s business. The expense limitations as a percentage of average daily net assets are as follows: 0.10% for Institutional; 0.35% for Investor A and 0.05% for Class K until May 1, 2015. A LifePath Index Portfolio may have to repay some of these waivers and reimbursements to BFA and BAL in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of majority of the outstanding voting shares of the LifePath Index Portfolio.

These amounts waived or reimbursed are included in fees waived by administrator, and shown as transfer agent fees reimbursed — class specific, in the Statements of Operations. For the year ended December 31, 2014, the amounts included in transfer agent fee reimbursed for each class were as follows:

LifePath Index Retirement Portfolio	LifePath Index 2020 Portfolio	LifePath Index 2025 Portfolio	LifePath Index 2030 Portfolio	LifePath Index 2035 Portfolio	LifePath Index 2040 Portfolio	LifePath Index 2045 Portfolio	LifePath Index 2050 Portfolio	LifePath Index 2055 Portfolio
$45,325	$45,452	$29,299	$46,148	$28,634	$41,567	$26,287	$39,419	$20,864

If during a LifePath Index Portfolio’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from BAL or BlackRock Institutional Trust Company, N.A. (“BTC”), the LifePath Index Portfolios’ former administrator, are less than the expense limit for that share class, BAL or BTC is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during the prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the LifePath Index Portfolio, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) BAL or BTC or an affiliate continues to serve as the LifePath Index Portfolio’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which BAL or BTC becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse BAL or BTC shall be calculated by reference to the expense limit for that share class in effect at the time BAL or BTC became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended December 31, 2014, the BAL recouped the following Portfolio level and class specific waivers and/or reimbursements previously recorded by the the LifePath Index Portfolios:

BAL
LifePath Index Retirement Portfolio
Institutional	$2,020
Investor A	$1,009
LifePath Index 2020 Portfolio
Institutional	$4,347
Investor A	$1,802
LifePath Index 2025 Portfolio
Institutional	$2,404
Investor A	$2,032
LifePath Index 2030 Portfolio
Institutional	$3,810
Investor A	$3,355
LifePath Index 2035 Portfolio
Institutional	$935
Investor A	$1,988
LifePath Index 2040 Portfolio
Institutional	$2,424
Investor A	$1,389
LifePath Index 2045 Portfolio
Institutional	$362
Investor A	$480
LifePath Index 2050 Portfolio
Institutional	$400
Investor A	$340

BLACKROCK FUNDS III	DECEMBER 31, 2014	53

Notes to Financial Statements (continued)

On December 31, 2014, the LifePath Index Portfolio level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2015	2016
	BAL	BAL
LifePath Index Retirement Portfolio
Portfolio level	$189,439	$236,881
Institutional	$922	$4,303
Investor A	$276	$3,169
Class K	$40,265	$38,754
LifePath Index 2020 Portfolio
Portfolio level	$292,083	$378,916
Institutional	$675	$6,866
Investor A	$2,631	$5,962
Class K	$33,435	$34,474
LifePath Index 2025 Portfolio
Portfolio level	$163,135	$251,482
Institutional	—	$4,506
Investor A	—	$7,253
Class K	$15,552	$18,069
LifePath Index 2030 Portfolio
Portfolio level	$250,300	$360,380
Institutional	—	$5,933
Investor A	$1,903	$6,849
Class K	$31,714	$35,945
LifePath Index 2035 Portfolio
Portfolio level	$127,727	$217,349
Institutional	—	$3,884
Investor A	$476	$5,135
Class K	$15,042	$20,256
LifePath Index 2040 Portfolio
Portfolio level	$173,008	$274,796
Institutional	$33	$4,078
Investor A	$443	$4,561
Class K	$29,287	$35,930
LifePath Index 2045 Portfolio
Portfolio level	$90,363	$161,498
Institutional	—	$2,976
Investor A	$552	$2,753
Class K	$14,331	$21,337
LifePath Index 2050 Portfolio
Portfolio level	$88,935	$167,904
Institutional	—	$3,069
Investor A	$516	$3,247
Class K	$26,822	$35,913
LifePath Index 2055 Portfolio
Portfolio level	$67,183	$104,537
Institutional	$355	$1,752
Investor A	$322	$1,708
Class K	$8,027	$17,947

The following Portfolio level and class specific waivers and/or reimbursements previously recorded by the LifePath Index Portfolios, which were subject to recoupment by the Manager, expired on December 31, 2014:

	Expired December 31,
	2014
	BAL	BTC
LifePath Index Retirement Portfolio
Portfolio level	$109,815	$63,411
Class K	$5,558	$162
LifePath Index 2020 Portfolio
Portfolio level	$134,993	$66,273
Class K	$9,239	$162
LifePath Index 2025 Portfolio
Portfolio level	$62,960	$58,004
Class K	$6,422	$159
LifePath Index 2030 Portfolio
Portfolio level	$109,790	$63,227
Class K	$8,398	$162

54	BLACKROCK FUNDS III	DECEMBER 31, 2014

Notes to Financial Statements (continued)

	Expired December 31,
	2014
	BAL	BTC
LifePath Index 2035 Portfolio
Portfolio level	$62,145	$57,339
Class K	$6,472	$160
LifePath Index 2040 Portfolio
Portfolio level	$75,994	$59,087
Class K	$7,192	$155
LifePath Index 2045 Portfolio
Portfolio level	$49,596	$55,569
Class K	$6,009	$160
LifePath Index 2050 Portfolio
Portfolio level	$48,051	$55,597
Class K	$6,605	$163
LifePath Index 2055 Portfolio
Portfolio level	$42,507	$55,312
Institutional	$64	$19
Investor A	$89	$23
Class K	$2,512	$139

The Trust, on behalf of the LifePath Index Portfolios, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, each LifePath Index Portfolio pays BRIL ongoing service fees with respect to Investor A Shares. The fees are accrued daily and paid monthly at annual rates of 0.25% based upon the average daily net assets of the Investor A Shares.

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each LifePath Index Portfolio. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A shareholders.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the LifePath Index Portfolios with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2014, the the LifePath Index Portfolios paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent in the Statements of Operations:

	Institutional	Investor A
LifePath Index Retirement Portfolio	$27,173	$18,467
LifePath Index 2020 Portfolio	$32,399	$38,884
LifePath Index 2025 Portfolio	$19,708	$34,506
LifePath Index 2030 Portfolio	$27,645	$42,066
LifePath Index 2035 Portfolio	$12,615	$28,043
LifePath Index 2040 Portfolio	$17,727	$22,567
LifePath Index 2045 Portfolio	$7,692	$11,591
LifePath Index 2050 Portfolio	$7,734	$8,935
LifePath Index 2055 Portfolio	$1,418	$3,359

The Administrator maintains a call center, which is responsible for providing certain shareholder services to the the LifePath Index Portfolios, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of the LifePath Index Portfolio shares. For the year ended December 31, 2014, each LifePath Index Portfolio reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Class K
LifePath Index Retirement Portfolio	$74	$195	$754
LifePath Index 2020 Portfolio	$180	$391	$1,570
LifePath Index 2025 Portfolio	$146	$549	$124
LifePath Index 2030 Portfolio	$125	$483	$2,252
LifePath Index 2035 Portfolio	$113	$391	$323
LifePath Index 2040 Portfolio	$110	$400	$2,629
LifePath Index 2045 Portfolio	$101	$262	$461
LifePath Index 2050 Portfolio	$150	$235	$2,453
LifePath Index 2055 Portfolio	$106	$149	$287

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The LifePath Index Portfolios reimburse BAL for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in independent trustees in the Statements of Operations.

BLACKROCK FUNDS III	DECEMBER 31, 2014	55

Notes to Financial Statements (continued)

4. Income Tax Information:

It is each LifePath Index Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each LifePath Index Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each LifePath Index Portfolio’s U.S. federal tax returns remains open for each of the three years ended December 31, 2014 and the period ended December 31, 2011. The statutes of limitations on each LifePath Index Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to each LifePath Index Portfolio’s facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

The tax character of distributions paid was as follows:

		LifePath Index Retirement Portfolio	LifePath Index 2020 Portfolio	LifePath Index 2025 Portfolio	LifePath Index 2030 Portfolio	LifePath Index 2035 Portfolio	LifePath Index 2040 Portfolio	LifePath Index 2045 Portfolio	LifePath Index 2050 Portfolio	LifePath Index 2055 Portfolio
Ordinary income	12/31/14	$8,530,813	$17,809,658	$9,565,301	$16,487,776	$7,559,023	$10,814,066	$4,153,223	$4,115,966	$1,021,949
	12/31/13	$5,108,294	$10,480,190	$4,595,607	$9,833,017	$3,768,047	$6,431,632	1,942,931	$1,949,543	$432,955
Long-term capital gains	12/31/14	3,633,371	7,326,180	3,428,773	7,070,739	2,776,161	4,358,083	1,292,029	1,263,701	266,629
	12/31/13	1,495,597	3,502,963	1,876,130	4,157,221	1,788,429	2,873,872	875,759	713,353	—

Total	12/31/14	$12,164,184	$25,135,838	$12,994,074	$23,558,515	$10,335,184	$15,172,149	$5,445,252	$5,379,667	$1,288,578

	12/31/13	$6,603,891	$13,983,153	$6,471,737	$13,990,238	$5,556,476	$9,305,504	$2,818,690	$2,662,896	$432,955

As of December 31, 2014, the tax components of accumulated net earnings were as follows:

	LifePath Index Retirement Portfolio	LifePath Index 2020 Portfolio	LifePath Index 2025 Portfolio	LifePath Index 2030 Portfolio	LifePath Index 2035 Portfolio	LifePath Index 2040 Portfolio	LifePath Index 2045 Portfolio	LifePath Index 2050 Portfolio	LifePath Index 2055 Portfolio
Undistributed ordinary income	$592,595	$933,460	$392,615	$498,314	$160,464	$125,173	$40,528	$11,952	$1,213
Undistributed long-term capital gains	387,423	666,884	146,261	—	—	10,444	61,318	56,484	20,734
Net unrealized gains[1]	29,075,905	69,458,630	35,550,829	73,435,317	31,392,277	50,605,767	17,104,225	17,367,804	3,956,617
Qualified late-year losses[2]	—	—	—	(44,089)	(34,348)	—	—		—

	$30,055,923	$71,058,974	$36,089,705	$73,889,542	$31,518,393	$50,741,384	$17,206,071	$17,436,240	$3,978,564

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the timing and recognition of partnership income.

[2]	The LifePath Index Portfolios have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

5. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
LifePath Index Retirement Portfolio	Shares	Amount	Shares	Amount
Institutional
Shares sold	3,680,315	$41,628,878	2,061,585	$22,268,556
Shares issued to shareholders in reinvestment of distributions	161,743	1,834,869	71,735	777,468
Shares redeemed	(1,409,237)	(15,988,870)	(460,130)	(4,987,149)

Net increase	2,432,821	$27,474,877	1,673,190	$18,058,875

Investor A
Shares sold	3,144,759	$35,707,200	2,236,821	$23,994,734
Shares issued to shareholders in reinvestment of distributions	113,626	1,288,110	37,556	409,184
Shares redeemed	(943,159)	(10,647,862)	(479,752)	(5,171,689)

Net increase	2,315,226	$26,347,448	1,794,625	$19,232,229

56	BLACKROCK FUNDS III	DECEMBER 31, 2014

Notes to Financial Statements (continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013
LifePath Index Retirement Portfolio (concluded)	Shares	Amount	Shares	Amount
Class K
Shares sold	10,318,651	$116,653,376	11,425,875	$122,818,985
Shares issued to shareholders in reinvestment of distributions	797,307	9,041,203	500,292	5,417,084
Shares redeemed	(6,882,045)	(77,717,842)	(5,538,787)	(59,812,461)

Net increase	4,233,913	$47,976,737	6,387,380	$68,423,608

Total Net Increase	8,981,960	$101,799,062	9,855,195	$105,714,712

LifePath Index 2020 Portfolio
Institutional
Shares sold	4,344,770	$49,739,175	2,268,934	$24,548,722
Shares issued to shareholders in reinvestment of distributions	193,240	2,237,224	86,698	952,206
Shares redeemed	(1,270,121)	(14,589,341)	(491,339)	(5,379,818)

Net increase	3,267,889	$37,387,058	1,864,293	$20,121,110

Investor A
Shares sold	4,963,332	$57,313,622	4,963,916	$53,555,955
Shares issued to shareholders in reinvestment of distributions	218,196	2,522,414	105,165	1,157,628
Shares redeemed	(2,063,570)	(23,746,201)	(1,283,795)	(13,988,126)

Net increase	3,117,958	$36,089,835	3,785,286	$40,725,457

Class K
Shares sold	21,822,723	$251,347,326	25,772,057	$277,156,664
Shares issued to shareholders in reinvestment of distributions	1,759,878	20,376,195	1,081,632	11,873,168
Shares redeemed	(8,577,771)	(98,889,539)	(5,424,726)	(59,067,304)

Net increase	15,004,830	$172,833,982	21,428,963	$229,962,528

Total Net Increase	21,390,677	$246,310,875	27,078,542	$290,809,095

LifePath Index 2025 Portfolio
Institutional
Shares sold	3,451,831	$40,074,916	1,559,589	$16,934,310
Shares issued to shareholders in reinvestment of distributions	114,546	1,344,727	44,185	490,054
Shares redeemed	(843,810)	(9,833,029)	(218,487)	(2,404,992)

Net increase	2,722,567	$31,586,614	1,385,287	$15,019,372

Investor A
Shares sold	4,393,893	$51,408,558	4,228,219	$45,937,401
Shares issued to shareholders in reinvestment of distributions	176,444	2,069,805	83,179	927,051
Shares redeemed	(1,233,065)	(14,379,037)	(359,213)	(3,951,841)

Net increase	3,337,272	$39,099,326	3,952,185	$42,912,611

Class K
Shares sold	15,841,657	$184,774,389	8,954,681	$97,254,162
Shares issued to shareholders in reinvestment of distributions	817,457	9,602,335	456,592	5,054,458
Shares redeemed	(3,099,720)	(36,255,819)	(2,126,879)	(23,075,131)

Net increase	13,559,394	$158,120,905	7,284,394	$79,233,489

Total Net Increase	19,619,233	$228,806,845	12,621,866	$137,165,472

LifePath Index 2030 Portfolio
Institutional
Shares sold	4,296,619	$50,359,784	1,711,760	$18,674,361
Shares issued to shareholders in reinvestment of distributions	172,177	2.043,207	77,613	867,715
Shares redeemed	(1,090,427)	(12,831,665)	(531,836)	(5,900,825)

Net increase	3,378,369	$39,571,326	1,257,537	$13,641,251

BLACKROCK FUNDS III	DECEMBER 31, 2014	57

Notes to Financial Statements (continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013
LifePath Index 2030 Portfolio (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares sold	5,239,806	$61,954,488	4,680,562	$50,614,445
Shares issued to shareholders in reinvestment of distributions	245,328	2,909,916	128,842	1,446,121
Shares redeemed	(1,530,517)	(18,097,416)	(725,124)	(8,002,658)

Net increase	3,954,617	$46,766,988	4,084,280	$44,057,908

Class K
Shares sold	20,550,362	$242,092,570	23,872,297	$257,291,468
Shares issued to shareholders in reinvestment of distributions	1,569,510	18,605,392	1,045,931	11,676,250
Shares redeemed	(6,426,671)	(75,960,707)	(4,320,087)	(47,201,108)

Net increase	15,693,201	$184,737,255	20,598,141	$221,766,610

Total Net Increase	23,026,187	$271,075,569	25,939,958	$279,465,769

LifePath Index 2035 Portfolio
Institutional
Shares sold	2,631,466	$31,076,921	852,167	$9,318,039
Shares issued to shareholders in reinvestment of distributions	76,492	916,573	24,307	274,425
Shares redeemed	(530,896)	(6,296,111)	(139,901)	(1,556,378)

Net increase	2,177,062	$25,697,383	736,573	$8,036,086

Investor A
Shares sold	4,907,537	$58,434,539	3,439,059	$37,238,638
Shares issued to shareholders in reinvestment of distributions	159,130	1,903,367	81,114	915,248
Shares redeemed	(1,376,664)	(16,362,815)	(594,854)	(6,571,070)

Net increase	3,690,003	$43,975,091	2,925,319	$31,582,816

Class K
Shares sold	11,510,397	$136,714,611	7,500,759	$81,709,781
Shares issued to shareholders in reinvestment of distributions	628,820	7,529,364	388,965	4,366,624
Shares redeemed	(1,681,236)	(20,062,135)	(1,646,242)	(17,860,840)

Net increase	10,457,981	$124,181,840	6,243,482	$68,215,565

Total Net Increase	16,325,046	$193,854,314	9,905,374	$107,834,467

LifePath Index 2040 Portfolio
Institutional
Shares sold	3,174,100	$37,944,455	901,800	$9,876,849
Shares issued to shareholders in reinvestment of distributions	111,639	1,352,455	48,758	553,471
Shares redeemed	(805,573)	(9,703,017)	(234,630)	(2,606,252)

Net increase	2,480,166	$29,593,893	715,928	$7,824,068

Investor A
Shares sold	2,806,932	$33,761,979	2,321,806	$25,313,385
Shares issued to shareholders in reinvestment of distributions	125,531	1,518,489	70,043	798,511
Shares redeemed	(775,110)	(9,342,082)	(416,965)	(4,642,256)

Net increase	2,157,353	$25,938,386	1,974,884	$21,469,640

Class K
Shares sold	16,070,240	$193,551,976	16,955,303	$183,667,563
Shares issued to shareholders in reinvestment of distributions	1,016,216	12,303,154	701,374	7,951,411
Shares redeemed	(4,518,856)	(54,454,035)	(2,984,116)	(32,875,499)

Net increase	12,567,600	$151,401,095	14,672,561	$158,743,475

Total Net Increase	17,205,119	$206,933,374	17,363,373	$188,037,183

58	BLACKROCK FUNDS III	DECEMBER 31, 2014

Notes to Financial Statements (continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013
LifePath Index 2045 Portfolio	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,193,560	$26,589,302	343,414	$3,823,504
Shares issued to shareholders in reinvestment of distributions	49,880	610,784	8,462	97,612
Shares redeemed	(309,729)	(3,769,663)	(54,989)	(615,334)

Net increase	1,933,711	$23,430,423	296,887	$3,305,782

Investor A
Shares sold	1,838,204	$22,364,142	1,480,551	$16,147,082
Shares issued to shareholders in reinvestment of distributions	61,245	748,510	34,703	398,136
Shares redeemed	(527,081)	(6,393,801)	(207,027)	(2,301,344)

Net increase	1,372,368	$16,718,851	1,308,227	$14,243,874

Class K
Shares sold	7,172,251	$86,831,243	4,783,028	$52,552,916
Shares issued to shareholders in reinvestment of distributions	333,676	4,085,944	203,509	2,322,467
Shares redeemed	(1,176,328)	(14,337,223)	(989,675)	(10,740,961)

Net increase	6,329,599	$76,579,964	3,996,862	$44,134,422

Total Net Increase	9,635,678	$116,729,238	5,601,976	$61,684,078

LifePath Index 2050 Portfolio
Institutional
Shares sold	1,612,987	$19,820,608	598,979	$6,603,417
Shares issued to shareholders in reinvestment of distributions	44,843	555,638	16,846	194,543
Shares redeemed	(319,364)	(3,930,861)	(126,664)	(1,428,717)

Net increase	1,338,466	$16,445,385	489,161	$5,369,243

Investor A
Shares sold	1,256,520	$15,457,000	998,186	$11,046,284
Shares issued to shareholders in reinvestment of distributions	43,657	540,292	23,111	268,058
Shares redeemed	(538,221)	(6,623,380)	(111,643)	(1,265,967)

Net increase	761,956	$9,373,912	909,654	$10,048,375

Investor K
Shares sold	9,378,798	$115,111,348	5,525,950	$60,832,043
Shares issued to shareholders in reinvestment of distributions	345,755	4,283,737	191,249	2,199,792
Shares redeemed	(1,770,664)	(21,789,910)	(978,011)	(10,809,170)

Net increase	7,953,889	$97,605,175	4,739,188	$52,222,665

Total Net Increase	10,054,311	$123,424,472	6,138,003	$67,640,283

LifePath Index 2055 Portfolio
Institutional
Shares sold	675,790	$8,495,924	93,708	$1,041,888
Shares issued to shareholders in reinvestment of distributions	11,760	148,088	1,195	13,909
Shares redeemed	(136,992)	(1,726,858)	(23,050)	(260,510)

Net increase	550,558	$6,917,154	71,853	$795,287

Investor A
Shares sold	400,459	$4,995,206	421,203	$4,610,527
Shares issued to shareholders in reinvestment of distributions	14,457	181,549	6,513	75,402
Shares redeemed	(94,087)	(1,171,515)	(50,533)	(559,905)

Net increase	320,829	$4,005,240	377,183	$4,126,024

BLACKROCK FUNDS III	DECEMBER 31, 2014	59

Notes to Financial Statements (concluded)

	Year Ended December 31, 2014		Year Ended December 31, 2013
LifePath Index 2055 Portfolio (concluded)	Shares	Amount	Shares	Amount
Class K
Shares sold	2,641,658	$32,875,468	1,229,481	$13,659,652
Shares issued to shareholders in reinvestment of distributions	75,550	950,127	24,873	286,855
Shares redeemed	(664,905)	(8,277,442)	(200,454)	(2,196,905)

Net increase	2,052,303	$25,548,153	1,053,900	$11,749,602

Total Net Increase	2,923,690	$36,470,547	1,502,936	$16,670,913

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the LifePath Index Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

60	BLACKROCK FUNDS III	DECEMBER 31, 2014

Report of Independent Registered Public Accounting Firm	BlackRock Funds III

To the Board of Trustees of BlackRock Funds III and the Shareholders of LifePath® Index Retirement Portfolio, LifePath® Index 2020 Portfolio, LifePath® Index 2025 Portfolio, LifePath® Index 2030 Portfolio, LifePath® Index 2035 Portfolio, LifePath® Index 2040 Portfolio, LifePath® Index 2045 Portfolio, LifePath® Index 2050 Portfolio and LifePath® Index 2055 Portfolio:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of LifePath® Index Retirement Portfolio, LifePath® Index 2020 Portfolio, LifePath® Index 2025 Portfolio, LifePath® Index 2030 Portfolio, LifePath® Index 2035 Portfolio, LifePath® Index 2040 Portfolio, LifePath® Index 2045 Portfolio, LifePath® Index 2050 Portfolio and LifePath® Index 2055 Portfolio (the “Funds”), each a series of BlackRock Funds III, at December 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 23, 2015

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid during the tax year ended December 31, 2014:

	Payable Dates	LifePath Index Retirement Portfolio	LifePath Index 2020 Portfolio	LifePath Index 2025 Portfolio	LifePath Index 2030 Portfolio	LifePath Index 2035 Portfolio	LifePath Index 2040 Portfolio	LifePath Index 2045 Portfolio	LifePath Index 2050 Portfolio	LifePath Index 2055 Portfolio
Qualified Dividend Income for Individuals[1]	4/02/14-01/02/15	32.10%	41.12%	44.31%	52.76%	57.65%	61.43%	64.96%	68.78%	72.56%
Dividends Qualifying for the Dividend Received Deduction for Corporations[1]	4/02/14-01/02/15	17.46%	21.33%	25.01%	27.29%	30.09%	31.65%	33.73%	35.64%	36.97%
Federal Obligation Interest[2]	4/02/14-01/02/15	2.25%	1.76%	1.43%	1.15%	—	—	—	—	—
Interest-Related Dividends and Qualified Short-Term Capital Gain for Non-U.S. Residents[3]	4/02/14-01/02/15	53.10%	43.29%	37.22%	30.63%	25.41%	20.52%	17.14%	12.35%	8.43%

[1]	The LifePath Index Portfolios hereby designate the percentages indicated above or the maximum amount allowable by law.

[2]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

[3]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the LifePath Index Portfolios distributed long-term capital gains per share to shareholders of record on the following dates:

	Record Dates	June 27, 2014	December 30, 2014
LifePath Index Retirement Portfolio		$0.034925	$0.067334
LifePath Index 2020 Portfolio		$0.039027	$0.064301
LifePath Index 2025 Portfolio		$0.037476	$0.050529
LifePath Index 2030 Portfolio		$0.045702	$0.065972
LifePath Index 2035 Portfolio		$0.042078	$0.050768
LifePath Index 2040 Portfolio		$0.048218	$0.059886
LifePath Index 2045 Portfolio		$0.037499	$0.043405
LifePath Index 2050 Portfolio		$0.038502	$0.041350
LifePath Index 2055 Portfolio		$0.023147	$0.040354

BLACKROCK FUNDS III	DECEMBER 31, 2014	61

Master Portfolio Information as of December 31, 2014	Master Investment Portfolio

LifePath® Index Retirement Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Fixed Income Funds	60%
Equity Funds	40

Portfolio Holdings	Percent of Affiliated Investment Companies

Bond Index Master Portfolio	51%
Russell 1000® Index Master Portfolio	23
iShares® TIPS Bond ETF	9
ACWI ex-US Index Master Portfolio	9
Master Small Cap Index Series	4
iShares® Core MSCI Total International Stock ETF	3
iShares® MSCI EAFE Small-Cap ETF	1

LifePath® Index 2020 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	54%
Fixed Income Funds	46

Ten Largest Holdings	Percent of Affiliated Investment Companies

Bond Index Master Portfolio	40%
Russell 1000® Index Master Portfolio	30
ACWI ex-US Index Master Portfolio	11
iShares® TIPS Bond ETF	7
iShares® Core MSCI Total International Stock ETF	4
Master Small Cap Index Series	3
iShares® Cohen & Steers REIT ETF	2
iShares® International Developed Real Estate ETF	2
iShares® MSCI EAFE Small-Cap ETF	1

LifePath® Index 2025 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	65%
Fixed Income Funds	35

Ten Largest Holdings	Percent of Affiliated Investment Companies

Russell 1000® Index Master Portfolio	36%
Bond Index Master Portfolio	30
ACWI ex-US Index Master Portfolio	11
iShares® Core MSCI Total International Stock ETF	7
iShares® TIPS Bond ETF	5
Master Small Cap Index Series	3
iShares® Cohen & Steers REIT ETF	3
iShares® International Developed Real Estate ETF	3
iShares® MSCI EAFE Small-Cap ETF	2

The LifePath Index Master Portfolios’ allocation and holdings listed above are current as of the report date. However, the LifePath Index Master Portfolios are regularly monitored and their composition may vary throughout various periods.

62	BLACKROCK FUNDS III	DECEMBER 31, 2014

Master Portfolio Information as of December 31, 2014 (continued)	Master Investment Portfolio

LifePath® Index 2030 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	76%
Fixed Income Funds	24

Ten Largest Holdings	Percent of Affiliated Investment Companies

Russell 1000® Index Master Portfolio	42%
Bond Index Master Portfolio	21
ACWI ex-US Index Master Portfolio	16
iShares® Core MSCI Total International Stock ETF	5
iShares® International Developed Real Estate ETF	4
iShares® Cohen & Steers REIT ETF	4
iShares® TIPS Bond ETF	3
Master Small Cap Index Series	3
iShares® MSCI EAFE Small-Cap ETF	2

LifePath® Index 2035 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	86%
Fixed Income Funds	14

Ten Largest Holdings	Percent of Affiliated Investment Companies

Russell 1000® Index Master Portfolio	47%
ACWI ex-US Index Master Portfolio	15
Bond Index Master Portfolio	13
iShares® Core MSCI Total International Stock ETF	8
iShares® Cohen & Steers REIT ETF	6
iShares® International Developed Real Estate ETF	5
iShares® TIPS Bond ETF	2
Master Small Cap Index Series	2
iShares® MSCI EAFE Small-Cap ETF	2

LifePath® Index 2040 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	94%
Fixed Income Funds	6

Ten Largest Holdings	Percent of Affiliated Investment Companies

Russell 1000® Index Master Portfolio	51%
ACWI ex-US Index Master Portfolio	18
iShares® Core MSCI Total International Stock ETF	7
iShares® Cohen & Steers REIT ETF	7
iShares® International Developed Real Estate ETF	6
Bond Index Master Portfolio	5
iShares® MSCI EAFE Small-Cap ETF	3
Master Small Cap Index Series	2
iShares® TIPS Bond ETF	1

The LifePath Index Master Portfolios’ allocation and holdings listed above are current as of the report date. However, the LifePath Index Master Portfolios are regularly monitored and their composition may vary throughout various periods.

BLACKROCK FUNDS III	DECEMBER 31, 2014	63

Master Portfolio Information as of December 31, 2014 (concluded)	Master Investment Portfolio

LifePath® Index 2045 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	98%
Fixed Income Funds	2

Ten Largest Holdings	Percent of Affiliated Investment Companies

Russell 1000® Index Master Portfolio	52%
ACWI ex-US Index Master Portfolio	16
iShares® Core MSCI Total International Stock ETF	11
iShares® Cohen & Steers REIT ETF	8
iShares® International Developed Real Estate ETF	6
iShares® MSCI EAFE Small-Cap ETF	3
Master Small Cap Index Series	2
Bond Index Master Portfolio	2

LifePath® Index 2050 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	99%
Fixed Income Funds	1

Ten Largest Holdings	Percent of Affiliated Investment Companies

Russell 1000® Index Master Portfolio	53%
ACWI ex-US Index Master Portfolio	16
iShares® Core MSCI Total International Stock ETF	11
iShares® Cohen & Steers REIT ETF	8
iShares® International Developed Real Estate ETF	6
iShares® MSCI EAFE Small-Cap ETF	3
Master Small Cap Index Series	2
Bond Index Master Portfolio	1

LifePath® Index 2055 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	99%
Fixed Income Funds	1

Ten Largest Holdings	Percent of Affiliated Investment Companies

Russell 1000® Index Master Portfolio	53%
iShares® Core MSCI Total International Stock ETF	15
ACWI ex-US Index Master Portfolio	12
iShares® Cohen & Steers REIT ETF	8
iShares® International Developed Real Estate ETF	6
iShares® MSCI EAFE Small-Cap ETF	3
Master Small Cap Index Series	2
Bond Index Master Portfolio	1

The LifePath Index Master Portfolios’ allocation and holdings listed above are current as of the report date. However, the LifePath Index Master Portfolios are regularly monitored and their composition may vary throughout various periods.

64	BLACKROCK FUNDS III	DECEMBER 31, 2014

Schedule of Investments December 31, 2014	LifePath Index Retirement Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 39.6%
ACWI ex-US Index Master Portfolio	$35,792,647	$35,792,647
iShares Cohen & Steers REIT ETF	12,463	1,206,917
iShares Core MSCI Total International Stock ETF	252,688	13,460,690
iShares International Developed Real Estate ETF	34,882	1,047,855
iShares MSCI EAFE Small-Cap ETF	107,873	5,038,748
Master Small Cap Index Series	$16,529,780	16,529,780
Russell 1000® Index Master Portfolio	$98,004,312	98,004,312

		171,080,949

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds — 60.2%
Bond Index Master Portfolio	$221,316,244	$221,316,244
iShares TIPS Bond ETF	342,094	38,317,949

		259,634,193
Short-Term Securities — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.15% (b)	984,033	984,033
Total Affiliated Investment Companies (Cost — $400,849,444) — 100.0%		431,699,175
Other Assets Less Liabilities — 0.0%		95,926

Net Assets — 100.0%		$431,795,101

See Notes to Financial Statements.

Notes to Schedule of Investments

(a)	Investments in issuers considered to be an affiliate of LifePath Index Master Portfolio during the year ended December 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2013	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2014	Value at December 31, 2014	Income	Realized Gain (Loss)
ACWI ex-US Index Master Portfolio	$30,353,814	$5,438,833	[1]	—	$35,792,647	$35,792,647	$910,451	$1,358,775
BlackRock Cash Funds: Institutional, SL Agency Shares	893,396	90,637	[1]	—	984,033	$984,033	$1,291	—
BlackRock Cash Funds: Prime, SL Agency Shares[2]	—	—		—	—	—	$12,488	—
Bond Index Master Portfolio	$169,273,201	$52,043,043	[1]	—	$221,316,244	$221,316,244	$3,412,152	$2,041,675
iShares Cohen & Steers REIT ETF	3,384	9,079		—	12,463	$1,206,917	$18,842	—
iShares Core MSCI Total International Stock ETF	83,874	187,875		(19,061)	252,688	$13,460,690	$347,976	$34,083
iShares International Developed Real Estate ETF	11,591	23,442		(151)	34,882	$1,047,855	$18,126	$(561)
iShares MSCI EAFE Small-Cap ETF	68,691	43,282		(4,100)	107,873	$5,038,748	$110,905	$24,774
iShares TIPS Bond ETF	257,137	108,764		(23,807)	342,094	$38,317,949	$531,344	$(206,570)
Master Small Cap Index Series	$14,746,591	$1,783,189	[1]	—	$16,529,780	$16,529,780	$218,299	$805,312
Russell 1000® Index Master Portfolio	$68,706,189	$29,298,123	[1]	—	$98,004,312	$98,004,312	$1,496,477	$1,209,686
[1] Represents net shares/beneficial interest purchased.
2 No longer held by the LifePath Index Master Portfolio as of report date.

(b)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that LifePath Index Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including LifePath Index Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with LifePath Index Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about LifePath Index Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes LifePath Index Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$60,056,192	$371,642,983	—	$431,699,175

During the year ended December 31, 2014, there were no transfers between levels.

BLACKROCK FUNDS III	DECEMBER 31, 2014	65

Schedule of Investments December 31, 2014	LifePath Index 2020 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 53.6%
ACWI ex-US Index Master Portfolio	$100,829,252	$100,829,252
iShares Cohen & Steers REIT ETF	170,731	16,533,590
iShares Core MSCI Total International Stock ETF (b)	607,955	32,385,763
iShares International Developed Real Estate ETF	473,539	14,225,111
iShares MSCI EAFE Small-Cap ETF	288,452	13,473,593
Master Small Cap Index Series	$29,854,120	29,854,120
Russell 1000® Index Master Portfolio	$264,872,726	264,872,726

		472,174,155

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds — 46.2%
Bond Index Master Portfolio	$349,364,622	$349,364,622
iShares TIPS Bond ETF	517,118	57,922,387

		407,287,009
Short-Term Securities
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.15% (c)	2,109,818	2,109,818
BlackRock Cash Funds: Prime, SL Agency Shares, 0.13% (c)(d)	1,079,100	1,079,100
Total Investments (Cost — $809,789,350) — 100.2%		882,650,082
Liabilities in Excess of Other Assets — (0.2)%		(1,326,539)

Net Assets — 100.0%		$881,323,543

Notes to Schedule of Investments

(a)	Investments in issuers considered to be an affiliate of the LifePath Index Master Portfolio during the year ended December 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2013	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2014	Value at December 31, 2014	Income	Realized Gain (Loss)
ACWI ex-US Index Master Portfolio	$77,124,004	$23,705,248	[1]	—	$100,829,252	$100,829,252	$2,466,802	$2,472,288
BlackRock Cash Funds: Institutional, SL Agency Shares	9,967,374	—		(7,857,556)[2]	2,109,818	$2,109,818	$2,805	—
BlackRock Cash Funds: Prime, SL Agency Shares	1,438,693	—		(359,593)[2]	1,079,100	$1,079,100	$14,927	—
Bond Index Master Portfolio	$257,871,235	$91,493,387	[1]	—	$349,364,622	$349,364,622	$5,561,529	$3,461,844
iShares Cohen & Steers REIT ETF	108,921	72,243		(10,433)	170,731	$16,533,590	$407,181	$71,870
iShares Core MSCI Total International Stock ETF	193,241	414,714		—	607,955	$32,385,763	$837,397	—
iShares International Developed Real Estate ETF	289,005	211,064		(26,530)	473,539	$14,225,111	$395,270	$(71,941)
iShares MSCI EAFE Small-Cap ETF	178,968	110,299		(815)	288,452	$13,473,593	$295,304	$4,259
iShares TIPS Bond ETF	369,942	178,529		(31,353)	517,118	$57,922,387	$829,477	$(264,577)
Master Small Cap Index Series	$24,216,498	$5,637,622	[1]	—	$29,854,120	$29,854,120	$385,103	$1,148,611
Russell 1000® Index Master Portfolio	$176,902,400	$87,970,326	[1]	—	$264,872,726	$264,872,726	$4,020,268	$2,928,404
[1] Represents net shares/beneficial interest purchased.
[2] Represents net shares/beneficial interest sold.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that LifePath Index Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the LifePath Index Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with LifePath Index Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about LifePath Index Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

66	BLACKROCK FUNDS III	DECEMBER 31, 2014

Schedule of Investments (concluded)	LifePath Index 2020 Master Portfolio

As of December 31, 2014, the following table summarizes LifePath Index Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$137,729,362	$744,920,720	—	$882,650,082

LifePath Index Master Portfolio may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of December 31, 2014, collateral on securities loaned at value of $1,079,100 is categorized as Level 2 within the disclosure hierarchy.

During the year ended December 31, 2014, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	67

Schedule of Investments December 31, 2014	LifePath Index 2025 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 64.8%
ACWI ex-US Index Master Portfolio	$59,342,333	$59,342,333
iShares Cohen & Steers REIT ETF	169,929	16,455,924
iShares Core MSCI Total International Stock ETF	639,667	34,075,061
iShares International Developed Real Estate ETF	471,056	14,150,522
iShares MSCI EAFE Small-Cap ETF	202,339	9,451,255
Master Small Cap Index Series	$15,639,897	15,639,897
Russell 1000® Index Master Portfolio	$186,587,207	186,587,207

		335,702,199
Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds — 35.1%
Bond Index Master Portfolio	$156,945,766	$156,945,766
iShares TIPS Bond ETF	224,311	25,125,075

		182,070,841
Short-Term Securities
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.15% (b)	746,905	746,905
Total Affiliated Investment Companies (Cost — $481,193,464) — 100.1%		518,519,945
Liabilities in Excess of Other Assets — (0.1)%		(325,527)

Net Assets — 100.0%		$518,194,418

Notes to Schedule of Investments

(a)	During the year ended December 31, 2014, investments in issuers considered to be an affiliate of the LifePath Index Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2013	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2014	Value at December 31, 2014	Income	Realized Gain (Loss)
ACWI ex-US Index Master Portfolio	$34,070,416	$25,271,917	[1]	—	$59,342,333	$59,342,333	$1,106,282	$1,038,460
BlackRock Cash Funds: Institutional, SL Agency Shares	1,693,531	—		(946,626)[2]	746,905	$746,905	$1,859	—
BlackRock Cash Funds: Prime, SL Agency Shares[3]	152,872	—		(152,872)[2]	—	—	$23,462	—
Bond Index Master Portfolio	$97,116,958	$59,828,808	[1]	—	$156,945,766	$156,945,766	$2,425,158	$1,719,482
iShares Cohen & Steers REIT ETF	75,900	97,190		(3,161)	169,929	$16,455,924	$369,693	$(6,902)
iShares Core MSCI Total International Stock ETF	203,485	436,182		—	639,667	$34,075,061	$891,204	—
iShares International Developed Real Estate ETF	212,927	273,052		(14,923)	471,056	$14,150,522	$352,408	$(52,319)
iShares MSCI EAFE Small-Cap ETF	91,119	111,741		(521)	202,339	$9,451,255	$196,486	$2,421
iShares TIPS Bond ETF	133,346	121,700		(30,735)	224,311	$25,125,075	$343,930	$(255,962)
Master Small Cap Index Series	$9,807,944	$5,831,953	[1]	—	$15,639,897	$15,639,897	$182,878	$403,367
Russell 1000® Index Master Portfolio	$93,120,930	$93,466,277	[1]	—	$186,587,207	$186,587,207	$2,503,513	$1,395,725
[1] Represents net beneficial interest purchased.
[2] Represents net shares sold
[3] No longer held by the LifePath Index Master Portfolio as of report date.

(b)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that LifePath Index Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the LifePath Index Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with LifePath Index Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about LifePath Index Master Portfolio’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

68	BLACKROCK FUNDS III	DECEMBER 31, 2014

Schedule of Investments (concluded)	LifePath Index 2025 Master Portfolio

As of December 31, 2014, the following table summarizes LifePath Index Master Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$100,004,742	$418,515,203	—	$518,519,945

During the year ended December 31, 2014, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	69

Schedule of Investments December 31, 2014	LifePath Index 2030 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies	Shares/ Beneficial Interest	Value
Equity Funds — 75.5%
ACWI ex-US Index Master Portfolio	$126,495,470	$126,495,470
iShares Cohen & Steers REIT ETF	372,716	36,093,817
iShares Core MSCI Total International Stock ETF	805,065	42,885,812
iShares International Developed Real Estate ETF	1,033,666	31,051,327
iShares MSCI EAFE Small-Cap ETF	368,703	17,222,117
Master Small Cap Index Series	$21,723,664	21,723,664
Russell 1000® Index Master Portfolio	$342,118,889	342,118,889

		617,591,096
Affiliated Investment Companies	Shares/ Beneficial Interest	Value
Fixed Income Funds — 24.3%
Bond Index Master Portfolio	$173,164,163	$173,164,163
iShares TIPS Bond ETF	230,520	25,820,545

		198,984,708
Short-Term Securities — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.15% (b)	$1,973,808	1,973,808
Total Affiliated Investment Companies (Cost — $741,754,030) — 100.0%		818,549,612
Liabilities in Excess of Other Assets — (0.0)%		(254,419)

Net Assets — 100.0%		$818,295,193

Notes to Schedule of Investments

(a)	Investments in issuers considered to be an affiliate of LifePath Index Master Portfolio during the year ended December 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2013	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2014	Value at December 31, 2014	Income	Realized Gain (Loss)
ACWI ex-US Index Master Portfolio	$83,164,979	$43,330,491	[1]	—	$126,495,470	$126,495,470	$2,737,847	$1,968,236
BlackRock Cash Funds: Institutional, SL Agency Shares	7,986,051			(6,012,243)[2]	1,973,808	$1,973,808	$3,045	—
BlackRock Cash Funds: Prime, SL Agency Shares[3]	1,186,223	—		(1,186,223)[2]	—	—	$13,011	—
Bond Index Master Portfolio	$151,754,457	$21,409,706	[1]	—	$173,164,163	$173,164,163	$3,355,868	$2,267,028
iShares Cohen & Steers REIT ETF	191,736	199,760		(18,780)	372,716	$36,093,817	$828,404	$145,564
iShares Core MSCI Total International Stock ETF	233,547	571,518		—	805,065	$42,885,812	$1,112,973	—
iShares International Developed Real Estate ETF	541,466	533,969		(41,769)	1,033,666	$31,051,327	$802,966	$(104,939)
iShares MSCI EAFE Small-Cap ETF	196,792	171,911		—	368,703	$17,222,117	$365,411	—
iShares TIPS Bond ETF	195,508	112,712		(77,700)	230,520	$25,820,545	$454,852	$(628,067)
Master Small Cap Index Series	$16,591,741	$5,131,923	[1]	—	$21,723,664	$21,723,664	$276,153	$729,050
Russell 1000® Index Master Portfolio	$198,522,223	$143,596,666	[1]	—	$342,118,889	$342,118,889	$4,804,294	$3,073,689
[1] Represents net beneficial interest purchased.
[2] Represents net shares sold.
[3] No longer held by the LifePath Index Master Portfolio as of report date.

(b)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that LifePath Index Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including LifePath Index Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the LifePath Index Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about LifePath Index Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

70	BLACKROCK FUNDS III	DECEMBER 31, 2014

Schedule of Investments (concluded)	LifePath Index 2030 Master Portfolio

The following table summarizes the LifePath Index Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$155,047,426	$663,502,186	—	$818,549,612

During the year ended December 31, 2014, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	71

Schedule of Investments December 31, 2014	LifePath Index 2035 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 85.6%
ACWI ex-US Index Master Portfolio	$63,367,924	$63,367,924
iShares Cohen & Steers REIT ETF	236,670	22,919,123
iShares Core MSCI Total International Stock ETF	601,151	32,023,314
iShares International Developed Real Estate ETF	656,946	19,734,658
iShares MSCI EAFE Small-Cap ETF	208,872	9,756,411
Master Small Cap Index Series	$9,587,520	9,587,520
Russell 1000® Index Master Portfolio	$193,467,131	193,467,131

		350,856,081
Fixed Income Funds — 14.4%
Bond Index Master Portfolio	$51,838,842	51,838,842
iShares TIPS Bond ETF	64,925	7,272,249

		59,111,091
Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Short-Term Securities
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.15% (b)	1,029,104	$1,029,104
BlackRock Cash Funds: Prime, SL Agency Shares, 0.13%, (b)(c)	9,300	9,300
Total Short-Term Securities (Cost — $1,038,404) — 0.2%		1,038,404
Total Affiliated Investment Companies (Cost — $378,138,602) — 100.2%		411,005,576
Liabilities in Excess of Other Assets — (0.2)%		(965,446)

Net Assets — 100.0%		$410,040,130

Notes to Schedule of Investments

(a)	During the year ended December 31, 2014, investments in issuers considered to be an affiliate of the LifePath Index Master Portfolio , for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2013	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2014	Value at December 31, 2014	Income	Realized Gain (Loss)
ACWI ex-US Index Master Portfolio	$31,482,192	$31,885,732	[1]	—	$63,367,924	$63,367,924	$1,061,467	$614,137
BlackRock Cash Funds: Institutional, SL Agency Shares[3]	2,983,691	—		(1,954,587)[2]	1,029,104	$1,029,104	$1,661	—
BlackRock Cash Funds: Prime, SL Agency Shares	422,661			(413,361)[2]	9,300	9,300	$19,242	—
Bond Index Master Portfolio	$48,306,107	$3,532,735	[1]	—	$51,838,842	$51,838,842	$1,206,603	$955,753
iShares Cohen & Steers REIT ETF	91,219	155,829		(10,378)	236,670	$22,919,123	$486,986	$53,743
iShares Core MSCI Total International Stock ETF	174,457	430,324		(3,630)	601,151	$32,023,314	$843,378	$(10,122)
iShares International Developed Real Estate ETF	255,720	415,183		(13,957)	656,946	$19,734,658	$458,508	$(57,220)
iShares MSCI EAFE Small-Cap ETF	79,972	129,321		(421)	208,872	$9,756,411	$198,018	$(1,435)
iShares TIPS Bond ETF	54,523	58,900		(48,498)	64,925	$7,272,249	$146,786	$(237,794)
Master Small Cap Index Series	$5,780,864	$3,806,656	[1]	—	$9,587,520	$9,587,520	$113,737	$230,992
Russell 1000 Index Master Portfolio	$85,615,886	$107,851,245	[1]	—	$193,467,131	$193,467,131	$2,426,231	$1,229,988
[1] Represents net beneficial interest purchased.
[2] Represents net shares sold.
[3] No longer held by the LifePath Index Master Portfolio as of report date.

(b)	Represents the current yield as of report date.

(c)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that LifePath Index Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the LifePath Index Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with LifePath Index Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about LifePath Index Master Portfolio’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

72	BLACKROCK FUNDS III	DECEMBER 31, 2014

Schedule of Investments (concluded)	LifePath Index 2035 Master Portfolio

As of December 31, 2014, the following table summarizes LifePath Index Master Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$92,744,159	$318,261,417	—	$411,005,576

LifePath Index Master Portfolio may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of December 31, 2014, collateral on securities loaned at value of $9,300 is categorized as Level 2 within the disclosure hierarchy.

During the year ended December 31, 2014, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	73

Schedule of Investments December 31, 2014	LifePath Index 2040 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 93.9%
ACWI ex-US Index Master Portfolio	$100,880,849	$100,880,849
iShares Cohen & Steers REIT ETF	380,890	36,885,388
iShares Core MSCI Total International Stock ETF	722,933	38,510,641
iShares International Developed Real Estate ETF	1,053,806	31,656,332
iShares MSCI EAFE Small-Cap ETF	304,945	14,243,981
Master Small Cap Index Series	$12,158,465	12,158,465
Russell 1000® Index Master Portfolio	$278,797,165	278,797,165

		513,132,821

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds — 5.9%
Bond Index Master Portfolio	$28,589,605	$28,589,605
iShares TIPS Bond ETF	32,531	3,643,797

		32,233,402
Short-Term Securities
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.15% (b)	1,301,475	1,301,475
Total Investments (Cost — $493,942,509) — 100.0%		546,667,698
Liabilities in Excess of Other Assets — (0.0)%		(166,233)

Net Assets — 100.0%		$546,501,465

Notes to Schedule of Investments

(a)	Investments in issuers considered to be an affiliate of the LifePath Index Master Portfolio during the year ended December 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2013	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2014	Value at December 31, 2014	Income	Realized Gain (Loss)
ACWI ex-US Index Master Portfolio	$58,103,694	$42,777,155	[1]	—	$100,880,849	$100,880,849	$1,923,681	$864,075
BlackRock Cash Funds: Institutional, SL Agency Shares	9,901,805	—		(8,600,330)[2]	1,301,475	$1,301,475	$2,141	—
BlackRock Cash Funds: Prime, SL Agency Shares[3]	1,601,109	—		(1,601,109)[2]	—	—	$21,023	—
Bond Index Master Portfolio	$60,291,643	—		$(31,702,038)[2]	$28,589,605	$28,589,605	$1,306,955	$1,021,940
iShares Cohen & Steers REIT ETF	168,092	230,216		(17,418)	380,890	$36,885,388	$794,684	$106,221
iShares Core MSCI Total International Stock ETF	219,153	503,780		—	722,933	$38,510,641	$977,210	—
iShares International Developed Real Estate ETF	473,164	612,731		(32,089)	1,053,806	$31,656,332	$752,535	$(103,573)
iShares MSCI EAFE Small-Cap ETF	136,704	168,241		—	304,945	$14,243,981	$289,900	—
iShares TIPS Bond ETF	52,135	39,550		(59,154)	32,531	$3,643,797	$124,320	$(248,632)
Master Small Cap Index Series	$8,099,953	$4,058,512	[1]	—	$12,158,465	$12,158,465	$145,393	$337,156
Russell 1000® Index Master Portfolio	$146,029,644	$132,767,521	[1]	—	$278,797,165	$278,797,165	$3,691,286	$2,107,996
[1] Represents net shares/beneficial interest purchased.
[2] Represents net shares/beneficial interest sold.
3 No longer held by the LifePath Index Master Portfolio as of report date.

(b)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that LifePath Index Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including LifePath Index Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the LifePath Index Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about LifePath Index Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

74	BLACKROCK FUNDS III	DECEMBER 31, 2014

Schedule of Investments (concluded)	LifePath Index 2040 Master Portfolio

As of December 31, 2014, the following table summarizes LifePath Index Master Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$126,241,614	$420,426,084	—	$546,667,698

During the year ended December 31, 2014, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	75

Schedule of Investments December 31, 2014	LifePath Index 2045 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 98.3%
ACWI ex-US Index Master Portfolio	$36,608,413	$36,608,413
iShares Cohen & Steers REIT ETF	175,568	17,002,005
iShares Core MSCI Total International Stock ETF	453,977	24,183,355
iShares International Developed Real Estate ETF	481,318	14,458,793
iShares MSCI EAFE Small-Cap ETF	133,177	6,220,698
Master Small Cap Index Series	$5,195,235	5,195,235
Russell 1000® Index Master Portfolio	$119,219,041	119,219,041

		222,887,540
Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds — 1.7%
Bond Index Master Portfolio	$3,452,564	$3,452,564
iShares TIPS Bond ETF	3,400	380,834

		3,833,398
Short-Term Securities
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.15% (b)	745,850	745,850
Total Affiliated Investment Companies (Cost — $209,686,009) — 100.3%		227,466,788
Liabilities in Excess of Other Assets — (0.3)%		(670,548)

Net Assets — 100.0%		$226,796,240

Notes to Schedule of Investments

(a)	Investments in issuers considered to be an affiliate of the LifePath Index Master Portfolio during the year ended December 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2013	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2014	Value at December 31, 2014	Income	Realized Gain (Loss)
ACWI ex-US Index Master Portfolio	$16,417,020	$20,191,393	[1]	—	$36,608,413	$36,608,413	$554,465	$213,630
BlackRock Cash Funds: Institutional, SL Agency Shares	1,287,557	—		(541,707)[2]	745,850	$745,850	$990	—
BlackRock Cash Funds: Prime, SL Agency Shares[3]	130,390	—		(130,390)[2]	—	—	13,186	—
Bond Index Master Portfolio	$15,395,190	—		(11,942,626)[2]	$3,452,564	$3,452,564	$387,623	$357,797
iShares Cohen & Steers REIT ETF	60,986	121,293		(6,711)	175,568	$17,002,005	$349,385	$28,482
iShares Core MSCI Total International Stock ETF	135,389	318,588		—	453,977	$24,183,355	$619,601	—
iShares International Developed Real Estate ETF	171,773	321,044		(11,499)	481,318	$14,458,793	$327,952	$(45,821)
iShares MSCI EAFE Small-Cap ETF	45,315	87,862		—	133,177	$6,220,698	$122,421	—
iShares TIPS Bond ETF	—	3,400		—	3,400	$380,834	—	—
Master Small Cap Index Series	$2,236,711	$2,958,524	[1]	—	$5,195,235	$5,195,235	$50,102	$82,305
Russell 1000® Index Master Portfolio	$50,080,549	$69,138,492	[1]	—	$119,219,041	$119,219,041	$1,500,931	$652,223
[1] Represents net beneficial interest purchased.
[2] Represents net shares/beneficial interest sold
[3] No longer held by the LifePath Index Master Portfolio as of report date.

(b)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted price in active markets/exchanges for identical assets or liabilities that LifePath Index Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including LifePath Index Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with LifePath Index Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about LifePath Index Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

76	BLACKROCK FUNDS III	DECEMBER 31, 2014

Schedule of Investments (concluded)	LifePath Index 2045 Master Portfolio

As of December 31, 2014, the following table summarizes LifePath Index Master Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$62,991,535	$164,475,253	—	$227,466,788

During the year ended December 31, 2014, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	77

Schedule of Investments December 31, 2014	LifePath Index 2050 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 99.1%
ACWI ex-US Index Master Portfolio	$36,389,565	$36,389,565
iShares Cohen & Steers REIT ETF	182,681	17,690,828
iShares Core MSCI Total International Stock ETF	503,636	26,828,690
iShares International Developed Real Estate ETF	506,059	15,202,012
iShares MSCI EAFE Small-Cap ETF	138,356	6,462,609
Master Small Cap Index Series	$5,410,116	5,410,116
Russell 1000® Index Master Portfolio	$122,826,821	122,826,821

		230,810,641
Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Fund — 1.0%
Bond Index Master Portfolio	$2,376,518	$2,376,518
Short-Term Securities — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.15%, (a)	654,907	654,907
Total Affiliated Investment Companies (Cost — $215,866,850) — 100.4%		233,842,066
Liabilities in Excess of Other Assets — (0.4)%		(934,373)

Net Assets — 100.0%		$232,907,693

Notes to Schedule of Investments

(a)	Investments in issuers considered to be an affiliate of LifePath Index Master Portfolio during the year ended December 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2013	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2014	Value at December 31, 2014	Income	Realized Gain (Loss)
ACWI ex-US Index Master Portfolio	$16,802,884	$19,586,681	[1]	—	$36,389,565	$36,389,565	$571,677	$176,718
BlackRock Cash Funds: Institutional, SL Agency Shares	6,512,071	—		(5,857,164)[2]	654,907	$654,907	$1,118	—
BlackRock Cash Funds: Prime, SL Agency Shares[3]	1,066,024	—		(1,066,024)[2]	—	—	$15,438	—
Bond Index Master Portfolio	$9,824,212	—		$(7,447,694)	$2,376,518	$2,376,518	$251,952	$231,475
iShares Cohen & Steers REIT ETF	67,415	122,790		(7,524)	182,681	$17,690,828	$374,566	$53,518
iShares Core MSCI Total International Stock ETF	150,119	356,108		(2,591)	503,636	$26,828,690	$656,254	$(5,440)
iShares International Developed Real Estate ETF	189,671	331,491		(15,103)	506,059	$15,202,012	$351,051	$(57,204)
iShares MSCI EAFE Small-Cap ETF	47,447	90,909		—	138,356	$6,462,609	$125,985	—
Master Small-Cap Index Series	$1,960,716	$3,449,400	[1]	—	$5,410,116	$5,410,116	$45,332	$69,088
Russell 1000® Index Master Portfolio	$52,721,354	$70,105,467	[1]	—	$122,826,821	$122,826,821	$1,572,902	$652,878
[1] Represents net shares/beneficial interest purchased.
[2] Represent net shares sold.
[3] No longer held by LifePath Index Master Portfolio as of report date.

(a)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that LifePath Index Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including LifePath Index Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with LifePath Index Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about LifePath Index Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes Lifepath Index Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$66,839,046	$167,003,020	—	$233,842,066

During the year ended December 31, 2014, there were no transfers between levels.

See Notes to Financial Statements.

78	BLACKROCK FUNDS III	DECEMBER 31, 2014

Schedule of Investments December 31, 2014	LifePath Index 2055 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 98.7%
ACWI ex-US Index Master Portfolio	$7,348,791	$7,348,791
iShares Cohen & Steers REIT ETF	48,162	4,664,008
iShares Core MSCI Total International Stock ETF	175,107	9,327,950
iShares International Developed Real Estate ETF	132,547	3,981,712
iShares MSCI EAFE Small-Cap ETF	36,496	1,704,728
Master Small Cap Index Series	$1,436,584	1,436,584
Russell 1000® Index Master Portfolio	$32,623,835	32,623,835

		61,087,608
Fixed Income Fund — 1.1%
Bond Index Master Portfolio	$703,501	703,501
Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Short-Term Securities
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.15% (b)	$231,529	$231,529
Total Short-Term Securities (Cost — $231,501) — 0.4%		231,529
Total Affiliated Investment Companies (Cost — $57,112,083) — 100.2%		62,022,638
Liabilities in Excess of Other Assets — (0.2)%		(146,880)

Net Assets — 100.0%		$61,875,758

Notes to Schedule of Investments

(a)	During the year ended December 31, 2014, investments in issuers considered to be an affiliate of LifePath Index Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2013	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2014	Value at December 31, 2014	Income	Realized Gain (Loss)
ACWI ex-US Index Master Portfolio	$3,512,892	$3,835,899	[1]		$7,348,791	$7,348,791	$102,884	$73,669
BlackRock Cash Funds: Institutional, SL Agency Shares	692,770	—		(461,241)[2]	231,529	$231,529	$331	—
BlackRock Cash Funds: Prime, SL Agency Shares[3]	95,386	—		(95,386)[2]	—	—	$3,642	—
Bond Index Master Portfolio	$1,044,823	—		$(341,322)[2]	$703,501	$703,501	$30,410	$29,653
iShares Cohen & Steers REIT ETF	17,432	34,737		(4,007)	48,162	$4,664,008	$100,916	$18,708
iShares Core MSCI Total International Stock ETF	46,664	128,443		—	175,107	$9,327,950	$227,933	—
iShares International Developed Real Estate ETF	49,144	96,064		(12,661)	132,547	$3,981,712	$94,750	$(31,215)
iShares MSCI EAFE Small-Cap ETF	11,583	24,970		(57)	36,496	$1,704,728	$33,280	$360
Master Small Cap Index Series	$445,733	$990,851	[1]	—	$1,436,584	$1,436,584	$11,106	$15,353
Russell 1000® Index Master Portfolio	$12,722,972	$19,900,863	[1]	—	$32,623,835	$32,623,835	$401,744	$143,592
[1] Represents net shares/beneficial interest purchased.
[2] Represents net shares/beneficial interest sold.
[3] No longer held by the LifePath Index Master Portfolio as of report date.

(b)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that LifePath Index Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including LifePath Index Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with LifePath Index Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about LifePath Index Master Portfolio’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

As of December 31, 2014, the following table summarizes LifePath Index Master Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$19,909,927	$42,112,711	—	$62,022,638

During the year ended December 31, 2014, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	79

Statements of Assets and Liabilities	Master Investment Portfolio

December 31, 2014	LifePath Index Retirement Master Portfolio	LifePath Index 2020 Master Portfolio	LifePath Index 2025 Master Portfolio	LifePath Index 2030 Master Portfolio	LifePath Index 2035 Master Portfolio

Assets
Investments at value — affiliated[1,2]	$431,699,175	$882,650,082	$518,519,945	$818,549,612	$411,005,576
Investments sold receivable	1,022,498	3,994,283	3,570,596	3,992,812	2,259,097
Contributions receivable from investors	32,390	—	—	1,115,720	—
Securities lending income receivable — affiliated	2	457	—	578	2
Prepaid expenses	2,069	3,809	2,400	3,900	1,896

Total assets	432,756,134	886,648,631	522,092,941	823,662,622	413,266,571

Liabilities
Investments purchased payable	918,086	4,043,580	3,276,799	5,306,571	2,475,938
Professional fees payable	24,571	25,051	24,453	24,964	24,273
Investment advisory fees payable	13,517	30,498	16,249	27,293	12,552
Trustees’ fees payable	3,492	6,396	3,863	5,921	3,199
Custodian fees payable	1,126	1,297	1,949	2,466	2,100
Printing fees payable	5	—	7	—	317
Collateral on securities loaned at value	—	1,079,100	—	—	9,300
Withdrawals payable to investors	—	139,166	575,200	—	698,762
Other accrued expenses payable	236	—	3	214	—

Total liabilities	961,033	5,325,088	3,898,523	5,367,429	3,226,441

Net Assets	$431,795,101	$881,323,543	$518,194,418	$818,295,193	$410,040,130

Net Assets Consist of
Investors’ capital	$400,945,370	$808,462,811	$480,867,937	$741,499,611	$377,173,156
Net unrealized appreciation/depreciation	30,849,731	72,860,732	37,326,481	76,795,582	32,866,974

Net Assets	$431,795,101	$881,323,543	$518,194,418	$818,295,193	$410,040,130

[1] Investments at cost — affiliated	$400,849,444	$809,789,350	$481,193,464	$741,754,030	$378,138,602
[2] Securities loaned at value	—	$1,054,746	—	—	$9,012

See Notes to Financial Statements.

80	BLACKROCK FUNDS III	DECEMBER 31, 2014

Statements of Assets and Liabilities	Master Investment Portfolio

December 31, 2014	LifePath Index 2040 Master Portfolio	LifePath Index 2045 Master Portfolio	LifePath Index 2050 Master Portfolio	LifePath Index 2055 Master Portfolio

Assets
Investments at value — affiliated[1]	$546,667,698	$227,466,788	$233,842,066	$62,022,638
Investments sold receivable	3,521,056	2,586,190	3,039,221	327,601
Contributions receivable from investors	516,913	—	—	150,365
Securities lending income receivable — affiliated	1,256	993	529	—
Receivable from Manager	—	—	—	376
Prepaid expenses	2,589	1,049	1,085	92

Total assets	550,709,512	230,055,020	236,882,901	62,501,072

Liabilities
Investments purchased payable	4,159,671	2,144,746	1,628,003	579,586
Professional fees payable	25,081	24,486	24,517	24,225
Investment advisory fees payable	16,637	6,001	5,619	—
Trustees’ fees payable	4,104	2,043	2,035	1,037
Custodian fees payable	2,469	1,995	2,470	2,224
Printing fees payable	—	637	643	733
Withdrawals payable to investors	—	1,078,834	2,311,847	16,577
Other accrued expenses payable	85	38	74	932

Total liabilities	4,208,047	3,258,780	3,975,208	625,314

Net Assets	$546,501,465	$226,796,240	$232,907,693	$61,875,758

Net Assets Consist of
Investors’ capital	$493,776,276	$209,015,461	$214,932,477	$56,965,203
Net unrealized appreciation/depreciation	52,725,189	17,780,779	17,975,216	4,910,555

Net Assets	$546,501,465	$226,796,240	$232,907,693	$61,875,758

[1] Investments at cost — affiliated	$493,942,509	$209,686,009	$215,866,850	$57,112,083

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	81

Statements of Operations	Master Investment Portfolio

Year Ended December 31, 2014	LifePath Index Retirement Master Portfolio	LifePath Index 2020 Master Portfolio	LifePath Index 2025 Master Portfolio	LifePath Index 2030 Master Portfolio	LifePath Index 2035 Master Portfolio

Investment Income
Dividends — affiliated	$1,026,193	$2,764,629	$2,153,721	$3,564,606	$2,133,676
Securities lending — affiliated — net	12,488	14,927	23,462	13,011	19,242
Income — affiliated	1,291	2,805	1,859	3,045	1,661
Net investment income allocated from the applicable Underlying Master Portfolios:
Dividends	2,666,176	7,001,094	3,863,441	7,982,050	3,675,219
Interest	3,595,431	5,890,642	2,578,398	3,597,895	1,303,415
Expenses	(269,969)	(537,736)	(259,488)	(460,581)	(191,109)
Fees waived	45,741	79,702	35,480	54,798	20,513

Total income	7,077,351	15,216,063	8,396,873	14,754,824	6,962,617

Expenses
Investment advisory	183,830	373,094	197,310	336,781	153,343
Professional	28,482	29,769	26,755	29,470	26,319
Independent Trustees	14,395	25,166	15,485	23,268	13,071
Custodian	6,383	6,708	8,319	9,875	8,800
Printing	210	747	210	697	—
Miscellaneous	3,296	6,747	2,960	5,728	2,178

Total expenses	236,596	442,231	251,039	405,819	203,711
Less fees waived by Manager	(52,706)	(69,117)	(53,730)	(69,011)	(50,343)

Total expenses after fees waived	183,890	373,114	197,309	336,808	153,368

Net investment income	6,893,461	14,842,949	8,199,564	14,418,016	6,809,249

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — affiliated	(148,274)	(260,389)	(312,762)	(587,442)	(252,829)
Allocations from the applicable Underlying Master Portfolios from investments, financial futures contracts and foreign currency transactions	5,415,448	10,011,147	4,557,034	8,038,003	3,030,870

	5,267,174	9,750,758	4,244,272	7,450,561	2,778,041

Net change in unrealized appreciation/depreciation on:
Investments — affiliated	42,601,093	(247,736)	(866,252)	831,048	(337,884)
Allocations from the applicable Underlying Master Portfolios from investments, financial futures contracts and foreign currency translations	(34,242,275)	19,930,640	12,359,580	19,790,706	10,242,425

	8,358,818	19,682,904	11,493,328	20,621,754	9,904,541

Net realized and unrealized gain	13,625,992	29,433,662	15,737,600	28,072,315	12,682,582

Net Increase in Net Assets Resulting from Operations	$20,519,453	$44,276,611	$23,937,164	$42,490,331	$19,491,831

See Notes to Financial Statements.

82	BLACKROCK FUNDS III	DECEMBER 31, 2014

Statements of Operations	Master Investment Portfolio

Year Ended December 31, 2014	LifePath Index 2040 Master Portfolio	LifePath Index 2045 Master Portfolio	LifePath Index 2050 Master Portfolio	LifePath Index 2055 Master Portfolio

Investment Income
Dividends — affiliated	$2,938,649	$1,419,359	$1,507,856	$456,879
Securities lending — affiliated — net	21,023	13,186	15,438	3,642
Income — affiliated	2,141	990	1,118	331
Other income — affiliated	40	—	—	—
Net investment income allocated from the applicable Underlying Master Portfolios:
Dividends	5,886,216	2,149,723	2,236,724	526,377
Interest	1,434,043	430,101	289,444	38,140
Expenses	(278,973)	(94,686)	(90,800)	(19,459)
Fees waived	26,029	7,983	6,495	1,087

Total income	10,029,168	3,926,656	3,966,275	1,006,997

Expenses
Investment advisory	216,190	82,181	81,734	20,088
Professional	27,834	25,995	26,133	25,956
Independent Trustees	16,517	8,935	8,884	5,048
Custodian	9,757	9,080	10,139	8,981
Printing	507	—	—	—
Miscellaneous	3,469	590	595	74

Total expenses	274,274	126,781	127,485	60,147
Less fees waived by Manager	(58,075)	(44,580)	(45,745)	(40,050)

Total expenses after fees waived	216,199	82,201	81,740	20,097

Net investment income	9,812,969	3,844,455	3,884,535	986,900

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — affiliated	(245,984)	(17,339)	(9,126)	(12,147)
Allocations from the applicable Underlying Master Portfolios from investments, financial futures contracts and foreign currency transactions	4,331,167	1,305,955	1,130,159	262,267

	4,085,183	1,288,616	1,121,033	250,120

Net change in unrealized appreciation/depreciation on:
Investments — affiliated	272,765	(689,661)	(878,373)	(433,896)
Allocations from the applicable Underlying Master Portfolios from investments, financial futures contracts and foreign currency translations	13,999,164	6,551,179	7,045,119	1,958,037

	14,271,929	5,861,518	6,166,746	1,524,141

Net realized and unrealized gain	18,357,112	7,150,134	7,287,779	1,774,261

Net Increase in Net Assets Resulting from Operations	$28,170,081	$10,994,589	$11,172,314	$2,761,161

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	83

Statements of Changes in Net Assets	Master Investment Portfolio

	LifePath Index Retirement Master Portfolio		LifePath Index 2020 Master Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013	2014	2013

Operations
Net investment income	$6,893,461	$4,867,104	$14,842,949	$10,104,416
Net realized gain	5,267,174	1,607,960	9,750,758	3,828,007
Net change in unrealized appreciation/depreciation	8,358,818	14,094,143	19,682,904	38,380,342

Net increase in net assets resulting from operations	20,519,453	20,569,207	44,276,611	52,312,765

Capital Transactions
Proceeds from contributions	143,397,604	144,647,039	277,711,443	318,705,787
Value of withdrawals	(53,715,954)	(45,593,905)	(56,667,691)	(41,988,538)

Net increase in net assets derived from capital transactions	89,681,650	99,053,134	221,043,752	276,717,249

Net Assets
Total increase in net assets	110,201,103	119,622,341	265,320,363	329,030,014
Beginning of year	321,593,998	201,971,657	616,003,180	286,973,166

End of year	$431,795,101	$321,593,998	$881,323,543	$616,003,180

See Notes to Financial Statements.

84	BLACKROCK FUNDS III	DECEMBER 31, 2014

Statements of Changes in Net Assets	Master Investment Portfolio

	LifePath Index 2025 Master Portfolio		LifePath Index 2030 Master Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013	2014	2013

Operations
Net investment income	$8,199,564	$4,475,644	$14,418,016	$9,597,272
Net realized gain	4,244,272	1,990,965	7,450,561	4,334,962
Net change in unrealized appreciation/depreciation	11,493,328	19,109,774	20,621,754	43,159,767

Net increase in net assets resulting from operations	23,937,164	25,576,383	42,490,331	57,092,001

Capital Transactions
Proceeds from contributions	243,638,235	145,933,393	282,820,961	293,938,444
Value of withdrawals	(27,988,660)	(15,350,255)	(35,497,084)	(28,556,445)

Net increase in net assets derived from capital transactions	215,649,575	130,583,138	247,323,877	265,381,999

Net Assets
Total increase in net assets	239,586,739	156,159,521	289,814,208	322,474,000
Beginning of year	278,607,679	122,448,158	528,480,985	206,006,985

End of year	$518,194,418	$278,607,679	$818,295,193	$528,480,985

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	85

Statements of Changes in Net Assets	Master Investment Portfolio

	LifePath Index 2035 Master Portfolio		LifePath Index 2040 Master Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013	2014	2013

Operations
Net investment income	$6,809,249	$3,705,666	$9,812,969	$6,295,044
Net realized gain	2,778,041	1,824,068	4,085,183	2,945,613
Net change in unrealized appreciation/depreciation	9,904,541	17,703,398	14,271,929	31,074,476

Net increase in net assets resulting from operations	19,491,831	23,233,132	28,170,081	40,315,133

Capital Transactions
Proceeds from contributions	198,363,584	111,267,543	215,183,238	197,281,684
Value of withdrawals	(14,990,358)	(9,088,154)	(23,545,222)	(18,574,323)

Net increase in net assets derived from capital transactions	183,373,226	102,179,389	191,638,016	178,707,361

Net Assets
Total increase in net assets	202,865,057	125,412,521	219,808,097	219,022,494
Beginning of year	207,175,073	81,762,552	326,693,368	107,670,874

End of year	$410,040,130	$207,175,073	$546,501,465	$326,693,368

See Notes to Financial Statements.

86	BLACKROCK FUNDS III	DECEMBER 31, 2014

Statements of Changes in Net Assets	Master Investment Portfolio

	LifePath Index 2045 Master Portfolio		LifePath Index 2050 Master Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013	2014	2013

Operations
Net investment income	$3,844,455	$1,923,460	$3,884,535	$1,931,263
Net realized gain	1,288,616	877,646	1,121,033	759,409
Net change in unrealized appreciation/depreciation	5,861,518	9,780,807	6,166,746	10,064,564

Net increase in net assets resulting from operations	10,994,589	12,581,913	11,172,314	12,755,236

Capital Transactions
Proceeds from contributions	117,709,595	62,561,233	127,679,053	70,124,735
Value of withdrawals	(6,474,693)	(3,753,224)	(9,666,042)	(5,194,644)

Net increase in net assets derived from capital transactions	111,234,902	58,808,009	118,013,011	64,930,091

Net Assets
Total increase in net assets	122,229,491	71,389,922	129,185,325	77,685,327
Beginning of year	104,566,749	33,176,827	103,722,368	26,037,041

End of year	$226,796,240	$104,566,749	$232,907,693	$103,722,368

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	87

Statements of Changes in Net Assets	Master Investment Portfolio

	LifePath Index 2055 Master Portfolio
	Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$986,900	$436,743
Net realized gain	250,120	136,021
Net change in unrealized appreciation/depreciation	1,524,141	2,277,997

Net increase in net assets resulting from operations	2,761,161	2,850,761

Capital Transactions
Proceeds from contributions	40,430,983	17,371,497
Value of withdrawals	(5,284,411)	(1,162,211)

Net increase in net assets derived from capital transactions	35,146,572	16,209,286

Net Assets
Total increase in net assets	37,907,733	19,060,047
Beginning of year	23,968,025	4,907,978

End of year	$61,875,758	$23,968,025

See Notes to Financial Statements.

88	BLACKROCK FUNDS III	DECEMBER 31, 2014

Financial Highlights	Master Investment Portfolio

	LifePath Index Retirement Master Portfolio
	Year Ended December 31,						Period May 31, 2011[1] to December 31, 2011
	2014		2013		2012

Total Return
Total return	5.78%		7.72%		9.17%		(0.59)%	[2]

Ratio to Average Net Assets
Total expenses[3,4,5]	0.13%		0.16%		0.18%		3.44%	[6,7]

Total expenses after fees waived[3,4,5]	0.11%		0.14%		0.15%		0.15%	[6]

Net investment income[4,5,8]	1.87%		1.74%		2.02%		2.87%	[6]

Supplemental Data
Net assets, end of period (000)	$431,795		$321,594		$201,972		$1,968

Portfolio turnover rate	15%	[9]	18%	[9]	1%	[10]	1%	[10]

[1]	Commencement of operations.

[2]	Aggregate total return.

[3]

Includes the LifePath Index Master Portfolio’s pro rata portion of expenses from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000® Index Master Portfolio (collectively, the “Underlying Master Portfolios”). These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and iShares exchange-traded funds.

[4]

Includes the LifePath Index Master Portfolio’s share of the Underlying Master Portfolios’ allocated fees waived of 0.01%, 0.00%, 0.02% and 0.08% for the years ended December 31, 2013, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.03%, 0.02%, 0.02% and 0.04% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Master Portfolio’s share of the Underlying Master Portfolios’ allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 3.45%.

[8]	Includes the LifePath Index Master Portfolio’s share of the allocated net investment income from the Underlying Master Portfolios.

[9]	Includes the purchases or sales of the underlying funds and the Underlying Master Portfolios.

[10]

Excludes purchases or sales of the Underlying Master Portfolios. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15% and 9% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	89

Financial Highlights	Master Investment Portfolio

	LifePath Index 2020 Master Portfolio
	Year Ended December 31,						Period May 31, 2011[1] to December 31, 2011
	2014		2013		2012

Total Return
Total return	6.15%		11.36%		11.36%		(3.71)%	[2]

Ratios to Average Net Assets
Total expenses[3,4,5]	0.12%		0.16%		0.19%		3.55%	[6,7]

Total expenses after fees waived[3,4,5]	0.11%		0.14%		0.16%		0.18%	[6]

Net investment income[4,5,8]	1.99%		2.01%		2.19%		2.70%	[6]

Supplemental Data
Net assets, end of period (000)	$881,324		$616,003		$286,973		$1,908

Portfolio turnover rate	12%	[9]	12%	[9]	1%	[10]	1%	[10]

[1]	Commencement of operations.

[2]	Aggregate total return.

[3]

Includes the LifePath Index Master Portfolio’s pro rata portion of expenses from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000® Index Master Portfolio (collectively, the “Underlying Master Portfolios”), as applicable. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and iShares exchange-traded funds.

[4]

Includes the LifePath Index Master Portfolio’s share of the Underlying Master Portfolios’ allocated fees waived of 0.01%, 0.00%, 0.02% and 0.10% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.04%, 0.03%, 0.03% and 0.05% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Master Portfolio’s share of the Underlying Master Portfolios’ allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 3.56%.

[8]	Includes the LifePath Index Master Portfolio’s share of the allocated net investment income from the Underlying Master Portfolios.

[9]	Includes the purchases or sales of the underlying funds and the Underlying Master Portfolios.

[10]

Excludes purchases or sales of the Underlying Master Portfolios. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 13% and 8% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

See Notes to Financial Statements.

90	BLACKROCK FUNDS III	DECEMBER 31, 2014

Financial Highlights	Master Investment Portfolio

	LifePath Index 2025 Master Portfolio
	Year Ended December 31,						Period May 31, 2011[1] to December 31 2011
	2014		2013		2012

Total Return
Total return	6.47%		13.48%		12.34%		(5.10)%	[2]

Ratio to Average Net Assets
Total expenses[3,4,5]	0.12%		0.17%		0.23%		3.59%	[6,7]

Total expenses after fees waived[3,4,5]	0.11%		0.14%		0.16%		0.18%	[6]

Net investment income[4,5,8]	2.08%		2.19%		2.27%		2.58%	[6]

Supplemental Data
Net assets, end of period (000)	$518,194		$278,608		$122,448		$1,882

Portfolio turnover rate	15%	[9]	13%	[9]	0%	[10,11]	0%	[10,11]

[1]	Commencement of operations.

[2]	Aggregate total return.

[3]

Includes the LifePath Index Master Portfolio’s pro rata portion of expenses from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000® Index Master Portfolio (collectively, the “Underlying Master Portfolios”), as applicable. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and iShares exchange-traded funds.

[4]

Includes the LifePath Index Master Portfolio’s share of the Master Portfolios’ allocated fees waived of 0.01%, 0.00%, 0.02% and 0.11% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.05%, 0.04%, 0.03% and 0.06% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Master Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 3.60%.

[8]	Includes the LifePath Index Master Portfolio’s share of the allocated net investment income from the Underlying Master Portfolios.

[9]	Includes the purchases or sales of the underlying funds and the Underlying Master Portfolios.

[10]

Excludes purchases or sales of the Underlying Master Portfolios. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 14% and 8% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	91

Financial Highlights	Master Investment Portfolio

	LifePath Index 2030 Master Portfolio
	Year Ended December 31,						Period May 31, 2011[1] to December 31, 2011
	2014		2013		2012

Total Return
Total return	6.64%		15.40%		13.28%		(6.28)%	[2]

Ratio to Average Net Assets
Total expenses[3,4,5]	0.12%		0.16%		0.21%		3.63%	[6,7]

Total expenses after fees waived[3,4,5]	0.11%		0.15%		0.17%		0.19%	[6]

Net investment income[4,5,8]	2.14%		2.33%		2.36%		2.50%	[6]

Supplemental Data
Net assets, end of period (000)	$818,295		$528,481		$206,007		$1,859

Portfolio turnover rate	20%	[9]	12%	[9]	2%	[10]	0%	[10,11]

[1]	Commencement of operations.

[2]	Aggregate total return.

[3]

Includes the LifePath Index Master Portfolio’s pro rata portion of expenses from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000® Index Master Portfolio (collectively, the “Underlying Master Portfolios”). These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and iShares exchange-traded funds.

[4]

Includes the LifePath Index Master Portfolio’s share of the Underlying Master Portfolios’ allocated fees waived of 0.01%, 0.00%, 0.02% and 0.12% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.05%, 0.04%, 0.04% and 0.06% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Master Portfolio’s share of the Underlying Master Portfolios’ allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 3.64%.

[8]	Includes the LifePath Index Master Portfolio’s share of the allocated net investment income from the Underlying Master Portfolios.

[9]	Includes the purchases or sales of the underlying funds and the Underlying Master Portfolios.

[10]

Excludes purchases or sales of the Underlying Master Portfolios, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 18% and 6% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively. and 6% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

92	BLACKROCK FUNDS III	DECEMBER 31, 2014

Financial Highlights	Master Investment Portfolio

	LifePath Index 2035 Master Portfolio
	Year Ended December 31,						Period May 31, 2011[1] to December 31, 2011
	2014		2013		2012

Total Return
Total return	6.82%		17.02%		14.07%		(7.35)%	[2]

Ratio to Average Net Assets
Total expenses[3,4,5]	0.12%		0.18%		0.26%		3.67%	[6,7]

Total expenses after fees waived[3,4,5]	0.11%		0.15%		0.17%		0.19%	[6]

Net investment income[4,5,8]	2.22%		2.47%		2.44%		2.43%	[6]

Supplemental Data
Net assets, end of period (000)	$410,040		$207,175		$81,763		$1,838

Portfolio turnover rate	25%	[9]	12%	[9]	1%	[10]	0%	[10,11]

[1]	Commencement of operations.

[2]	Aggregate total return.

[3]

Includes the LifePath Index Master Portfolio’s pro rata portion of expenses from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000® Index Master Portfolio (collectively, the “Underlying Master Portfolios”). These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and iShares exchange-traded funds.

[4]

Includes the LifePath Index Master Portfolio’s share of the Underlying Master Portfolios’ allocated fees waived of 0.01%, 0.00%, 0.02% and 0.13% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.06%, 0.05%, 0.04% and 0.06% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Master Portfolio’s share of the Underlying Master Portfolios’ allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expense ratio would have been 3.68%.

[8]	Includes the LifePath Index Master Portfolio’s share of the allocated net investment income from the Underlying Master Portfolios.

[9]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[10]

Excludes the purchases or sales of the Underlying Master Portfolios. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 24% and 7% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	93

Financial Highlights	Master Investment Portfolio

	LifePath Index 2040 Master Portfolio
	Year Ended December 31,						Period May 31, 2011[1] to December 31, 2011
	2014		2013		2012

Total Return
Tota return	6.90%		18.66%		15.03%		(8.42)%	[2]

Ratios to Average Net Assets
Total expenses[3,4,5]	0.12%		0.17%		0.24%		3.70%	[6,7]

Total expenses after fees waived[3,4,5]	0.11%		0.15%		0.18%		0.20%	[6]

Net investment income[4,5,8]	2.27%		2.59%		2.50%		2.36%	[6]

Supplemental Data
Net assets, end of period (000)	$546,501		$326,693		$107,671		$1,819

Portfolio turnover rate	29%	[9]	12%	[9]	3%	[10]	0%	[10,11]

[1]	Commencement of operations.

[2]	Aggregate total return.

[3]

Includes the LifePath Index Master Portfolio’s pro rata portion of expenses from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000® Index Master Portfolio (collectively, the “Underlying Master Portfolios”). These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and iShares exchange-traded funds.

[4]

Includes the LifePath Index Master Portfolio’s share of the Underlying Master Portfolios’ allocated fees waived of 0.01%, 0.00%, 0.02% and 0.14% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.06%, 0.05%, 0.04% and 0.07% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Master Portfolio’s share of the Underlying Master Portfolios’ allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 3.71%.

[8]	Includes the LifePath Index Master Portfolio’s share of the allocated net investment income from the Underlying Master Portfolios.

[9]	Includes the purchases or sales of the underlying funds and the Underlying Master Portfolios.

[10]

Excludes purchases or sales of the Underlying Master Portfolios. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 21% and 5% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

94	BLACKROCK FUNDS III	DECEMBER 31, 2014

Financial Highlights	Master Investment Portfolio

	LifePath Index 2045 Master Portfolio
	Year Ended December 31,						Period May 31, 2011[1] to December 31, 2011
	2014		2013		2012

Total Return
Total return	7.10%		20.33%		15.61%		(9.49)%	[2]

Ratio to Average Net Assets
Total expenses[3,4,5]	0.13%		0.21%		0.41%		3.74%	[6,7]

Total expenses after fees waived[3,4,5]	0.10%		0.15%		0.17%		0.21%	[6]

Net investment income[4,5,8]	2.34%		2.77%		2.62%		2.29%	[6]

Supplemental Data
Net assets, end of period (000)	$226,796		$104,567		$33,177		$1,799

Portfolio turnover rate	30%	[9]	12%	[9]	2%	[10]	0%	[10,11]

[1]	Commencement of operations.

[2]	Aggregate total return.

[3]

Includes the LifePath Index Master Portfolio’s prorata portion of expenses from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000® Index Master Portfolio (collectively, the “Underlying Master Portfolios”) as applicable. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and iShares exchange-traded funds.

[4]

Includes the LifePath Index Master Portfolio’s share of the Underlying Master Portfolios’ allocated fees waived of 0.00%, 0.00%, 0.02% and 0.15% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.07%, 0.05%, 0.04% and 0.07% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Master Portfolio’s share of the Underlying Master Portfolios’ allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 3.75%.

[8]	Includes the LifePath Index Master Portfolio’s share of the allocated net investment income from the Underlying Master Portfolios.

[9]	Includes the purchases or sales of the underlying funds and the Underlying Master Portfolios.

[10]

Excludes purchases or sales of the Underlying Master Portfolios. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 22% and 6% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	95

Financial Highlights	Master Investment Portfolio

	LifePath Index 2050 Master Portfolio
	Year Ended December 31,						Period May 31, 2011[1] to December 31, 2011
	2014		2013		2012

Total Return
Total return	7.28%		21.62%		16.37%		(10.34)%	[2]

Ratio to Average Net Assets
Total expenses[3,4,5]	0.13%		0.21%		0.46%		3.76%	[6,7]

Total expenses after fees waived[3,4,5]	0.10%		0.15%		0.18%		0.21%	[6]

Net investment income[4,5,8]	2.38%		2.91%		2.67%		2.25%	[6]

Supplemental Data
Net assets, end of period (000)	$232,908		$103,722		$26,037		$1,784

Portfolio turnover rate	22%	[9]	12%	[9]	3%	[10]	0%	[10,11]

[1]	Commencement of operations.

[2]	Aggregate total return.

[3]

Includes the LifePath Index Master Portfolio’s pro rata portion of expenses from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000® Index Master Portfolio (collectively, the “Underlying Master Portfolios”). These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and iShares exchange-traded funds.

[4]

Includes the LifePath Index Master Portfolio’s share of the Underlying Master Portfolios’ allocated fees waived of 0.00%, 0.00%, 0.02% and 0.15% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.08%, 0.06%, 0.05% and 0.07% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Master Portfolio’s share of the Underlying Master Portfolios’ allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 3.77%.

[8]	Includes the LifePath Index Master Portfolio’s share of the allocated net investment income from the Underlying Master Portfolios.

[9]	Includes the purchases or sales of the underlying funds and the Underlying Master Portfolios.

[10]

Excludes purchases or sales of the Underlying Master Portfolios. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 26% and 5% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

96	BLACKROCK FUNDS III	DECEMBER 31, 2014

Financial Highlights	Master Investment Portfolio

	LifePath Index 2055 Master Portfolio
	Year Ended December 31,						Period May 31, 2011[1] to December 31, 2011
	2014		2013		2012

Total Return
Total return	7.50%		22.99%		16.83%		(10.96)%	[2]

Ratio to Average Net Assets
Total expenses[3,4,5]	0.20%		0.42%		1.39%		3.79%	[6,7]

Total expenses after fees waived[3,4,5]	0.10%		0.15%		0.15%		0.21%	[6]

Net investment income[4,5,8]	2.46%		3.09%		2.76%		2.24%	[6]

Supplemental Data
Net assets, end of period (000)	$61,856		$23,968		$4,908		$1,769

Portfolio turnover rate	22%	[9]	15%	[9]	8%	[10]	0%	[10,11]

[1]	Commencement of operations.

[2]	Aggregate total return.

[3]

Includes the LifePath Index Master Portfolio’s pro rata portion of expenses from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000® Index Master Portfolio (collectively, the “Underlying Master Portfolios”). These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and iShares exchange-traded funds.

[4]

Includes the LifePath Index Master Portfolio’s share of the Underlying Master Portfolios’ allocated fees waived of 0.00%, 0.00%,0.02% and 0.15% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.09%, 0.06%, 0.05% and 0.08% for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Master Portfolio’s share of the Underlying Master Portfolios’ allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 3.79%.

[8]	Includes the LifePath Index Master Portfolio’s share of the allocated net investment income from the Underlying Master Portfolios.

[9]	Includes the purchases or sales of the underlying funds and the Underlying Master Portfolios.

[10]

Excludes purchases or sales of the Underlying Master Portfolios. If these transactions had been included to conform to the current year presentation, portfolio turnover would have been 53% and 13% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2014	97

Notes to Financial Statements	Master Investment Portfolio

1. Organization:

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust. The financial statements and these accompanying notes relate to nine series of MIP: LifePath® Index Retirement Master Portfolio, LifePath® Index 2020 Master Portfolio, LifePath® Index 2025 Master Portfolio, LifePath® Index 2030 Master Portfolio, LifePath® Index 2035 Master Portfolio, LifePath® Index 2040 Master Portfolio, LifePath® Index 2045 Master Portfolio, LifePath® Index 2050 Master Portfolio and LifePath® Index 2055 Master Portfolio (each, a “LifePath Index Master Portfolio” and collectively, the “LifePath Index Master Portfolios”).

As of December 31, 2014, the investment of LifePath Index Retirement Master Portfolio, LifePath Index 2020 Master Portfolio and LifePath Index 2025 Master Portfolio, in the Bond Index Master Portfolio represented 51.3%, 39.6%, and 30.3%, respectively, of net assets. The investment of LifePath Index 2020 Master Portfolio, LifePath Index 2025 Master Portfolio, LifePath Index 2030 Master Portfolio, LifePath Index 2035 Master Portfolio, LifePath Index 2040 Master Portfolio, LifePath Index 2045 Master Portfolio, LifePath Index 2050 Master Portfolio and LifePath Index 2055 Master Portfolio in the Russell 1000® Index Master Portfolio represented 30.1%, 36.0%, 41.8%, 47.2%, 51.0%, 52.6%, 52.7% and 52.7%, respectively, of net assets. As such, the financial statements of Bond Index Master Portfolio and Russell 1000® Index Master Portfolio, including the Schedules of Investments, should be read in conjunction with each respective LifePath Index Master Portfolio’s financial statements. The financial statements of ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio, included in filings by MIP, except the financial statements of Master Small Cap Index Series, which are included in filings by Quantitative Master Series LLC, are available, without charge, on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov.

The LifePath Index Master Portfolios will generally invest in other registered investment companies (each an “Underlying Fund” and collectively the “Underlying Funds”) that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) and its affiliates and affiliates of the LifePath Index Master Portfolios. The LifePath Index Master Portfolios may also invest in other master portfolios (“Underlying Master Portfolios”) that are managed by subsidiaries of BlackRock.

The value of a LifePath Index Master Portfolio’s investment in each of ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio reflects that LifePath Index Master Portfolio’s proportionate interest in the net assets of that Underlying Master Portfolio. As of December 31, 2014, each LifePath Index Master Portfolio held interests in ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio as follows:

	ACWI ex-US Index Master Portfolio	Bond Index Master Portfolio	Master Small Cap Index Series	Russell 1000® Index Master Portfolio
LifePath Index Retirement Master Portfolio	6.1%	18.6%	2.4%	3.5%
LifePath Index 2020 Master Portfolio	17.1%	29.3%	4.3%	9.6%
LifePath Index 2025 Master Portfolio	10.0%	13.2%	2.2%	6.7%
LifePath Index 2030 Master Portfolio	21.4%	14.5%	3.1%	12.3%
LifePath Index 2035 Master Portfolio	10.7%	4.3%	1.4%	7.0%
LifePath Index 2040 Master Portfolio	17.1%	2.4%	1.7%	10.1%
LifePath Index 2045 Master Portfolio	6.2%	0.3%	0.7%	4.3%
LifePath Index 2050 Master Portfolio	6.2%	0.2%	0.8%	4.4%
LifePath Index 2055 Master Portfolio	1.2%	0.1%	0.2%	1.2%

The LifePath Index Master Portfolios, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the

“Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The LifePath Index Master Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates. Each LifePath Index Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the LifePath Index Master Portfolios:

Valuation: The LifePath Index Master Portfolios’ investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the LifePath Index Master Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The LifePath Index Master Portfolios determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the LifePath Index Master Portfolios for all financial instruments.

98	BLACKROCK FUNDS III	DECEMBER 31, 2014

Notes to Financial Statements (continued)	Master Investment Portfolio

Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day. The market value of the LifePath Index Master Portfolio’s investments in the Underlying Funds is based on the published NAV of each Underlying Fund computed as of the close of regular trading on the NYSE on days when the NYSE is open. The LifePath Index Master Portfolios record their proportionate investment in the Underlying Master Portfolios at fair value which is based upon their pro rata ownership in the net assets of the Underlying Master Portfolios.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each LifePath Index Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the LifePath Index Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Each LifePath Index Master Portfolio records daily its proportionate share of the Underlying Master Portfolios’ income, expenses and realized and unrealized gains and losses.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the LifePath Index Master Portfolios’ financial statement disclosures.

Other: Expenses directly related to a LifePath Index Master Portfolio are charged to that LifePath Index Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The LifePath Index Master Portfolios have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: Each LifePath Index Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the LifePath Index Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each LifePath Index Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the LifePath Index Master Portfolio and any additional required collateral is delivered to the LifePath Index Master Portfolio on the next business day. During the term of the loan, each LifePath Index Master Portfolio is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — affiliated, and collateral on securities loaned at value, respectively. As of December 31, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the LifePath Index Master Portfolios under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, each LifePath Index Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than

BLACKROCK FUNDS III	DECEMBER 31, 2014	99

Notes to Financial Statements (continued)	Master Investment Portfolio

that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the LifePath Index Master Portfolios can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

As of December 31, 2014, the following table is a summary of each LifePath Index Master Portfolio’s securities lending agreements by counterparty, which are subject to offset under an MSLA:

LifePath Index 2020 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$1,054,746	$(1,054,746)	—

LifePath Index 2035 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
UBS Securities LLC	$9,012	$(9,012)	—

[1]	Collateral has been received in connection with securities lending agreements as follows. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

LifePath Index 2020 Master Portfolio	LifePath Index 2035 Master Portfolio
$1,079,100	$9,300

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the LifePath Index Master Portfolios benefit from a borrower default indemnity provided by BTC. BTC’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each LifePath Index Master Portfolio could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

MIP, on behalf of the LifePath Index Master Portfolios, entered into an Investment Advisory Agreement with BFA, the LifePath Index Master Portfolios’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. Pursuant to the Investment Advisory Agreement with MIP, the Manager is responsible for the management of each LifePath Index Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each LifePath Index Master Portfolio. For such services, each LifePath Index Master Portfolio pays BFA a monthly fee based on a percentage of each LifePath Index Master Portfolio’s average daily net assets at an annual rate of 0.05%.

MIP, on behalf of the LifePath Index Master Portfolios, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL” or the “Administrator”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the LifePath Index Master Portfolios’ and MIP’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the LifePath Index Master Portfolios.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the LifePath Index Master Portfolio and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

BAL is not entitled to compensation for providing administration services to the LifePath Index Master Portfolios, for so long as BAL is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the LifePath Index Master Portfolios, or BAL (or an affiliate) receives investment advisory fees from the LifePath Index Master Portfolios.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolios pay to the Manager indirectly through their investments in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of

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Notes to Financial Statements (continued)	Master Investment Portfolio

investment advisory fees paid in connection with the LifePath Index Master Portfolios’ investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the year ended December 31, 2014, the amounts waived were as follows:

LifePath Index Retirement Master Portfolio	$611
LifePath Index 2020 Master Portfolio	$1,294
LifePath Index 2025 Master Portfolio	$884
LifePath Index 2030 Master Portfolio	$1,411
LifePath Index 2035 Master Portfolio	$791
LifePath Index 2040 Master Portfolio	$1,029
LifePath Index 2045 Master Portfolio	$468
LifePath Index 2050 Master Portfolio	$298
LifePath Index 2055 Master Portfolio	$158

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the LifePath Index Master Portfolios, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The LifePath Index Master Portfolios are responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by the Manager or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the LifePath Index Master Portfolios bear to an annual rate of 0.04% until December 31, 2014 and 0.05% thereafter (the “collateral investment fees”).

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each LifePath Index Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent. Pursuant to a securities lending agreement effective February 1, 2014, BTC may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, each LifePath Index Master Portfolio retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Liquidity Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Liquidity Complex through the lending of specials only securities in the calendar year 2013, each LifePath Index Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income. Prior to February 1, 2014, each LifePath Index Master Portfolio retained 65% of securities lending income and paid a fee to BTC equal to 35% of such income. The share of securities lending income earned by each LifePath Index Master Portfolio is shown as securities lending — affiliated — net in the Statements of Operations. For the year ended December 31, 2014, each LifePath Index Master Portfolio paid BTC the following amounts in total for securities lending agent services and collateral investment fees:

LifePath Index Retirement Master Portfolio	LifePath Index 2020 Master Portfolio	LifePath Index 2025 Master Portfolio	LifePath Index 2030 Master Portfolio	LifePath Index 2035 Master Portfolio	LifePath Index 2040 Master Portfolio	LifePath Index 2045 Master Portfolio	LifePath Index 2050 Master Portfolio	LifePath Index 2055 Master Portfolio
$3,523	$4,051	$6,193	$3,764	$4,831	$4,710	$3,426	$3,982	$1,026

Each LifePath Index Master Portfolio may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in income — affiliated in the Statements of Operations.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

5. Purchases and Sales:

For the year ended December 31, 2014, purchases and sales of investments in the Underlying Funds and LifePath Index Master Portfolios and excluding short-term securities were as follows:

	LifePath Index Retirement Master Portfolio	LifePath Index 2020 Master Portfolio	LifePath Index 2025 Master Portfolio	LifePath Index 2030 Master Portfolio	LifePath Index 2035 Master Portfolio	LifePath Index 2040 Master Portfolio	LifePath Index 2045 Master Portfolio	LifePath Index 2050 Master Portfolio	LifePath Index 2055 Master Portfolio
Purchases	$144,730,671	$311,072,119	$278,576,505	$383,221,226	$262,133,600	$321,778,822	$161,903,870	$155,987,582	$44,401,539
Sales	$53,966,386	$87,584,938	$60,158,849	$131,971,297	$75,688,781	$126,880,271	$48,937,371	$35,812,419	$8,759,493

6. Income Tax Information:

Each LifePath Index Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in a LifePath Index Master Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the LifePath Index Master Portfolio. Therefore, no federal income tax provision is required. It is intended that each LifePath Index Master Portfolio’s assets will be managed so an investor in the LifePath Index Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

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Notes to Financial Statements (concluded)	Master Investment Portfolio

Each LifePath Index Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each LifePath Index Master Portfolio’s U.S. federal tax returns remains open for the three years ended December 31, 2014 and for the period ended December 31, 2011. The statutes of limitations on each LifePath Index Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the LifePath Index Master Portfolios’ facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

As of December 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	LifePath Index Retirement Master Portfolio	LifePath Index 2020 Master Portfolio	LifePath Index 2025 Master Portfolio	LifePath Index 2030 Master Portfolio	LifePath Index 2035 Master Portfolio	LifePath Index 2040 Master Portfolio	LifePath Index 2045 Master Portfolio	LifePath Index 2050 Master Portfolio	LifePath Index 2055 Master Portfolio
Tax Cost	$401,205,129	$810,181,728	$481,460,789	$742,045,613	$378,295,013	$494,102,312	$209,757,052	$215,953,265	$57,152,337

Gross unrealized appreciation	$43,999,831	$98,699,240	$50,431,648	$80,914,947	$41,722,769	$64,112,760	$19,842,446	$22,851,188	$4,984,130
Gross unrealized depreciation	(13,505,785)	(26,230,886)	(13,372,492)	(4,410,948)	(9,012,206)	(11,547,374)	(2,132,710)	(4,962,387)	(113,829)

	$30,494,046	$72,468,354	$37,059,156	$76,503,999	$32,710,563	$52,565,386	$17,709,736	$17,888,801	$4,870,301

7. Bank Borrowings:

MIP, on behalf of the LifePath Index Master Portfolios, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), was a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which a LifePath Index Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for a certain individual fund, the Participating Funds, including the LifePath Index Master Portfolios, could borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. Effective November 25, 2014, the credit agreement was amended to an aggregate commitment amount of $2.1 billion, of which the Participating Funds, including the LifePath Index Master Portfolios, can borrow up to $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The agreement terminates on April 23, 2015, unless otherwise extended to November 24, 2015 or renewed for a period of 364 days from April 23, 2015. The amended agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2014, the LifePath Index Master Portfolios did not borrow under the credit agreement.

8. Principal Risks:

In the normal course of business, the LifePath Index Master Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the LifePath Index Master Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the LifePath Index Master Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the LifePath Index Master Portfolios may be exposed to counterparty credit risk, or the risk that an entity with which the LifePath Index Master Portfolios have unsettled or open transactions may fail to or be unable to perform on its commitments. The LifePath Index Master Portfolios manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the LifePath Index Master Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the LifePath Index Master Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the LifePath Index Master Portfolio.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the LifePath Index Master Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

102	BLACKROCK FUNDS III	DECEMBER 31, 2014

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Master Investment Portfolio and the Interestholders of LifePath® Index Retirement Master Portfolio, LifePath® Index 2020 Master Portfolio, LifePath® Index 2025 Master Portfolio, LifePath® Index 2030 Master Portfolio, LifePath® Index 2035 Master Portfolio, LifePath® Index 2040 Master Portfolio, LifePath® Index 2045 Master Portfolio, LifePath® Index 2050 Master Portfolio and LifePath® Index 2055 Master Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of LifePath® Index Retirement Master Portfolio, LifePath® Index 2020 Master Portfolio, LifePath® Index 2025 Master Portfolio, LifePath® Index 2030 Master Portfolio, LifePath® Index 2035 Master Portfolio, LifePath® Index 2040 Master Portfolio, LifePath® Index 2045 Master Portfolio, LifePath® Index 2050 Master Portfolio and LifePath® Index 2055 Master Portfolio (the “Master Portfolios”), each a series of Master Investment Portfolio, at December 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 23, 2015

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Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2]
Ronald W. Forbes 1940	Co-Chairman of the Board and Trustee	Since 2009	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 153 Portfolios	None
Rodney D. Johnson 1941	Co-Chairman of the Board and Trustee	Since 2009	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 153 Portfolios	None
David O. Beim 1940	Trustee	Since 2009	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 153 Portfolios	None
Frank J. Fabozzi 1948	Trustee	Since 2014	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	112 RICs consisting of 232 Portfolios	None
Dr. Matina S. Horner 1939	Trustee	Since 2009	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 153 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 1939	Trustee	Since 2009	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet services) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 153 Portfolios	None
Ian A. MacKinnon 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1998 to 2008.	33 RICs consisting of 153 Portfolios	None
Cynthia A. Montgomery 1952	Trustee	Since 2009	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 153 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee	Since 2009	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 153 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 1945	Trustee	Since 2009	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 153 Portfolios	None
Toby Rosenblatt 1938	Trustee	Since 2009	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Futures Foundation (philanthropic foundation) since 2009; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 153 Portfolios	None

104	BLACKROCK FUNDS III	DECEMBER 31, 2014

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2] (concluded)
Kenneth L. Urish 1951	Trustee	Since 2009	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 153 Portfolios	None
Frederick W. Winter 1945	Trustee	Since 2009	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005 to 2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 153 Portfolios	None
[1] The address of each Trustee is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

[2] Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board determined to extend the terms of Trustees on a case-by-case basis, as appropriate.

[3] Date shown is the earliest date a person has served for the Trust/MIP. In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. (“BlackRock”) in December 2009, the Trustees were elected to the Trust’s/MIP’s Board. As a result, although the chart shows certain Trustees as joining the Trust’s/MIP’s board in 2009, those Trustees first became members of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999. Frank J. Fabozzi first became a member of the board of other funds advised by BlackRock Advisors, LLC or its affiliates in 1988.

Interested Trustees[5]
Paul L. Audet 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	141 RICs consisting of 329 Portfolios	None
Henry Gabbay 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	29 RICs consisting of 97 Portfolios	None

5  Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust/MIP based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust/MIP based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet, Dr. Fabozzi and Mr. Gabbay are also directors of the BlackRock registered closed-end funds and directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Directors on a case-by-case basis, as appropriate.

BLACKROCK FUNDS III	DECEMBER 31, 2014	105

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Trust/MIP Officers[2]
John M. Perlowski 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.
Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock, Inc. since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2009	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2009	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] The address of each officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Trust/MIP serve at the pleasure of the Board.

Effective September 10, 2014, Brendan Kyne resigned as a Vice President of the Trust\MIP and Jennifer McGovern became a Vice President of the Trust\MIP.

Effective December 31, 2014, Paul L. Audet and Henry Gabbay resigned as Trustees of the Trust\MIP and Ronald W. Forbes resigned as a Trustee of the Trust\MIP and Co-Chair of the Board. Effective January 1, 2015, Collette Chilton, Barbara G. Novick and Mark Stalnecker were appointed to serve as Trustees of the Trust\MIP.

Investment Advisor BlackRock Fund Advisors San Francisco, CA 94105	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Philadelphia, PA 19103	Address of the Trust\MIP 400 Howard Street San Francisco, CA 94105

106	BLACKROCK FUNDS III	DECEMBER 31, 2014

Additional Information

General Information

Householding

The LifePath Index Portfolios will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the LifePath Index Portfolios at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The LifePath Index Portfolios/LifePath Index Master Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The LifePath Index Portfolios’/LifePath Index Master Portfolios’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The LifePath Index Portfolios’/ LifePath Index Master Portfolios’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the LifePath Index Portfolios/LifePath Index Master Portfolios use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the LifePath Index Portfolios/LifePath Index Master Portfolios voted proxies relating to securities held in the LifePath Index Portfolios’/LifePath Index Master Portfolios’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FUNDS III	DECEMBER 31, 2014	107

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

108	BLACKROCK FUNDS III	DECEMBER 31, 2014

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the LifePath Index Portfolios unless preceded or accompanied by that LifePath Index Portfolio’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

LPindex-12/14-AR

DECEMBER 31, 2014

ANNUAL REPORT

BlackRock Russell 1000® Index Fund  |  of BlackRock Funds III

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2014

The Markets in Review

Dear Shareholder,

After an extended period of calm, market volatility increased over the course of 2014, driven largely by higher valuations in risk assets (such as equities and high yield bonds), rising geopolitical risks and expectations around global central bank policies. Several key trends drove strong performance in U.S. markets, particularly large-cap stocks, Treasuries and municipal bonds, while markets outside the U.S. were more challenged.

Investors began the year in search of relatively safer assets due to heightened risks in emerging markets, slowing growth in China and weakening U.S. economic data. As a result, equities globally declined in January while bond markets strengthened despite the expectation that interest rates would rise as the U.S. Federal Reserve had begun reducing its asset purchase programs. Strong demand for relatively safer assets pushed U.S. Treasury bond prices higher and thus kept rates low in the United States. This surprising development, as well as increasing evidence that the soft patch in U.S. economic data had been temporary and weather-related, brought equity investors racing back to the market in February.

In the months that followed, interest rates trended lower in a modest growth environment and more investors turned to equities in search of yield. Markets remained relatively calm despite rising tensions in Russia and Ukraine and further signs of decelerating growth in China. Strong corporate earnings, increased merger and acquisition activity and signs of a strengthening recovery in the U.S. and other developed economies kept equity prices moving higher. Not all segments benefited from these trends, however, as investors ultimately became wary of high valuations, resulting in a broad rotation into cheaper assets.

Volatility ticked up in the summer as geopolitical tensions escalated and investors feared that better U.S. economic indicators may compel the Fed to increase short-term interest rates sooner than previously anticipated. Global credit markets tightened as the U.S. dollar strengthened, ultimately putting a strain on investor flows, and financial markets broadly weakened in the third quarter.

Several themes dominated the markets in the fourth quarter, resulting in higher levels of volatility and the outperformance of U.S. markets versus other areas of the world. Economic growth strengthened considerably in the United States while the broader global economy showed signs of slowing. The European Central Bank and the Bank of Japan took aggressive measures to stimulate growth while the Fed moved toward tighter policy. This divergence in central bank policy caused further strengthening in the U.S. dollar versus other currencies. Oil prices, which had been falling gradually since the summer, plummeted in the fourth quarter due to a global supply-and-demand imbalance. Energy stocks sold off sharply and oil-exporting economies suffered, resulting in the poor performance of emerging market stocks.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.12%	13.69%
U.S. small cap equities (Russell 2000® Index)	1.65	4.89
International equities (MSCI Europe, Australasia, Far East Index)	(9.24)	(4.90)
Emerging market equities (MSCI Emerging Markets Index)	(7.84)	(2.19)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.03
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	4.33	10.72
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	1.96	5.97
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.00	9.25
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(2.84)	2.46
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of December 31, 2014

Investment Objective

BlackRock Russell 1000® Index Fund’s (the “Fund”) investment objective is to match the performance of the Russell 1000® Index as closely as possible before the deduction of Fund expenses.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12 months ended December 31, 2014, the Fund’s Institutional Shares returned 13.07%, Investor A Shares returned 12.79% and Class K Shares returned 13.17%. The benchmark Russell 1000® Index returned 13.24% for the same period.

•

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses. The Fund invests all of its assets in Russell 1000® Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

Describe the market environment.

•

U.S. equities moved higher in 2014 as domestic economic growth picked up momentum and interest rates continued to be low. Although volatility increased, levels generally remained below the historical norm. The year got off to a rough start, however, due to heightened risks in emerging markets, slowing growth in China and softer economic data in the United States, while investors were bracing for the impact of the U.S. Federal Reserve (the “Fed”) scaling back on stimulus. Equity markets around the world declined sharply in January. But the sell-off was short-lived and equities rebounded as uncertainty abated. Notably, relief came in the form of long-term interest rates remaining low even as the Fed reduced its open-market purchases. Additionally, investors were comforted by the Fed’s dovish stance on short-term rates and increasing evidence that the recent weakness in U.S. economic data had been temporary and weather-related.

•

Equity valuations were relatively high in the aftermath of the strong rally in 2013. Nevertheless, investors continued to favor equities in 2014 as bond yields were persistently low. Improving U.S. economic data, strong corporate earnings and increased merger and acquisition activity propelled market gains, pushing major U.S. stock indexes to all-time highs.

•

However, the combination of high valuations and expectations of higher interest rates left equities particularly vulnerable to bad news. Volatility increased as tensions between Russia and Ukraine mounted and investors considered the potential implications of economic sanctions. The fragmentation of Iraq led to escalating violence and a spike in oil prices during the summer. A ground war in Gaza, the downing of a civilian airliner over Malaysia, and Scotland’s flirtation with independence from the United Kingdom added to global headwinds, resulting in a challenging third quarter for equity markets.

•

U.S. economic growth strengthened considerably in the latter part of 2014. Initially, the good news was bad for stocks, spurring a sell-off in September as investors feared the Fed would raise short-term rates earlier than previously expected. But calm was restored when the Fed reaffirmed its anticipation that short-term rates would likely continue to be warranted for some time after its target employment and inflation levels are realized. U.S. stocks rebounded in October and continued their climb through year end as U.S. economic data continued to impress investors and help fuel a positive corporate earnings season.

•

While the pace of U.S. economic growth strengthened, the broader global economy showed signs of slowing. This drove volatility higher as the divergence in global central bank policies became a major theme in equity markets. While the Fed moved toward tightening policy, the European Central Bank and Bank of Japan implemented easing measures to stimulate their economies and support their currencies. However, the U.S. equity market absorbed much of the increased liquidity flowing from foreign central banks as global investors sought relative stability in a world of rising geopolitical tensions and uneven economic growth.

•

As the U.S. economy strengthened, so did the U.S. dollar, which put downward pressure on commodity prices. Oil prices in particular plunged in the latter months of 2014 as a global supply-and-demand imbalance materialized. Lower oil prices led to a pickup in consumer spending in the United States, a positive for U.S. stocks.

Describe recent portfolio activity.

•

During the period, as changes were made to the composition of the Russell 1000® Index, the Master Portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

•	The Master Portfolio remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

4	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2014

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expenses, including administration fees, if any.

[2]

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio will be substantially invested in equity securities in the Russell 1000® Index and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments whose price is linked to the value of common stock.

[3]

An index that measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

[4]	Commencement of operations.

Performance Summary for the Period Ended December 31, 2014

		Average Annual Total Returns[5]
	6-Month Total Returns	1 Year	Since Inception[6]
Institutional	5.47%	13.07%	14.61%
Investor A	5.37	12.79	14.24
Class K	5.59	13.17	14.57
Russell 1000® Index	5.57	13.24	14.76

[5]	See “About Fund Performance” on Page 6 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on March 31, 2011.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[7]	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,054.70	$0.78	$1,000.00	$1,024.45	$0.77	0.15%
Investor A	$1,000.00	$1,053.70	$2.07	$1,000.00	$1,023.19	$2.04	0.40%
Class K	$1,000.00	$1,055.90	$0.52	$1,000.00	$1,024.70	$0.51	0.10%

[7]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2014	5

About Fund Performance
•	Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of administration and distribution fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund’s administrator has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 3 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2014 and held through December 31, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Master Portfolio may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market and interest rate risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Master Portfolio’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolio’s investments in these instruments are discussed in detail in the Master Portfolio’s Notes to Financial Statements.

6	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2014

Statement of Assets and Liabilities	BlackRock Russell 1000® Index Fund

December 31, 2014

Assets
Investments at value — Master Portfolio (cost — $61,539,543)	$89,545,560
Capital shares sold receivable	1,542,303
Receivable from administrator	10,792
Prepaid expenses	15,770

Total assets	91,114,425

Liabilities
Contributions payable to Master Portfolio	1,525,807
Income dividends payable	1,312,689
Capital shares redeemed payable	16,497
Service fees payable	3,450
Administration fees payable	731
Officer’s fees payable	5
Other accrued expenses payable	36,862

Total liabilities	2,896,041

Net Assets	$88,218,384

Net Assets Consist of
Paid-in capital	$61,362,048
Undistributed net investment income	5,339
Accumulated net realized loss allocated from the Master Portfolio	(1,155,020)
Net unrealized appreciation/depreciation allocated from the Master Portfolio	28,006,017

Net Assets	$88,218,384

Net Asset Value
Institutional — Based on net assets of $363,414 and 24,691 shares outstanding, unlimited number of shares authorized, no par value	$14.72

Investor A — Based on net assets of $17,506,981 and 1,195,258 shares outstanding, unlimited number of shares authorized, no par value	$14.65

Class K — Based on net assets of $70,347,989 and 4,796,724 shares outstanding, unlimited number of shares authorized, no par value	$14.67

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2014	7

Statement of Operations	BlackRock Russell 1000® Index Fund

Year Ended December 31, 2014

Investment Income
Net investment income allocated from the Master Portfolio:
Dividends — unaffiliated	$1,571,682
Dividends — affiliated	23,932
Foreign taxes withheld	(437)
Securities lending — affiliated — net	12,382
Income — affiliated	2,945
Expenses	(50,124)
Fees waived	1,436

Total income	1,561,816

Fund Expenses
Administration	20,026
Service — Investor A	31,258
Transfer agent — Institutional	883
Transfer agent — Investor A	10,673
Transfer agent — Class K	90
Registration	56,866
Professional	42,066
Printing	20,263
Miscellaneous	8,452
Recoupment of past waived fees — class specific	173

Total expenses	190,750
Less administration fees waived	(20,026)
Less transfer agent fees waived — Institutional	(205)
Less transfer agent fees waived — Investor A	(759)
Less transfer agent fees waived — Class K	(45)
Less transfer agent fees reimbursed — Institutional	(553)
Less transfer agent fees reimbursed — Investor A	(4,226)
Less transfer agent fees reimbursed — Class K	(45)
Less fees waived and/or reimbursed by administrator	(79,912)

Total expenses after fees waived and/or reimbursed	84,979

Net investment income	1,476,837

Realized and Unrealized Gain Allocated from the Master Portfolio
Net realized gain from investments and financial futures contracts	1,393,663

Net change in unrealized appreciation on investments and financial futures contracts	7,399,707

Total realized and unrealized gain	8,793,370

Net Increase in Net Assets Resulting from Operations	$10,270,207

See Notes to Financial Statements.

8	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2014

Statements of Changes in Net Assets	BlackRock Russell 1000® Index Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$1,476,837	$1,216,767
Net realized gain	1,393,663	1,501,144
Net change in unrealized appreciation/depreciation	7,399,707	16,064,264

Net increase in net assets resulting from operations	10,270,207	18,782,175

Distributions to Shareholders From[1]
Net investment income:
Institutional	(4,929)	(2,078)
Investor A	(210,349)	(72,388)
Class K	(1,260,548)	(1,146,332)
Net realized gain:
Institutional	(6,123)	(4,993)
Investor A	(296,423)	(179,276)
Class K	(1,259,884)	(1,892,894)

Decrease in net assets resulting from distributions to shareholders	(3,038,256)	(3,297,961)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	7,103,413	(593,137)

Net Assets
Total increase in net assets	14,335,364	14,891,077
Beginning of year	73,883,020	58,991,943

End of year	$88,218,384	$73,883,020

Undistributed net investment income, end of year	$5,339	$4,328

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2014	9

Financial Highlights	BlackRock Russell 1000® Index Fund

	Institutional
	Year Ended December 31,					Period March 31, 2011[1] to December 31, 2011
	2014	2013		2012

Per Share Operating Performance
Net asset value, beginning of period	$13.49	$10.62		$9.40		$10.00

Net investment income[2]	0.26	0.23		0.21		0.13
Net realized and unrealized gain (loss)	1.49	3.26		1.33		(0.60)

Net increase (decrease) from investment operations	1.75	3.49		1.54		(0.47)

Distributions from:[3]
Net investment income	(0.25)	(0.23)		(0.21)		(0.13)
Net realized gain	(0.27)	(0.39)		(0.11)		(0.00)[4]
Return of capital	—	—		—		(0.00)[4]

Total distributions	(0.52)	(0.62)		(0.32)		(0.13)

Net asset value, end of period	$14.72	$13.49		$10.62		$9.40

Total Return[5]
Based on net asset value	13.07%	33.09%		16.42%		(4.72)%[6]

Ratios to Average Net Assets[7]
Total expenses	0.59%	0.56%	[8]	0.65%	[9]	1.84% [10,11,12]

Total expenses after fees waived and/or reimbursed	0.16%	0.23%	[8]	0.23%	[9]	0.22% [10,11]

Net investment income	1.81%	1.80%	[8]	2.07%	[9]	1.86% [10,11]

Supplemental Data
Net assets, end of period (000)	$363	$183		$28		$24

Portfolio turnover rate of the Master Portfolio	6%	14%		16%		10%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.0005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated gross expenses and/or net investment income.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01% for the year ended December 31, 2013.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[10]	Annualized.

[11]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.24%.

[12]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.84%.

See Notes to Financial Statements.

10	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2014

Financial Highlights (continued)	BlackRock Russell 1000® Index Fund

	Investor A
	Year Ended December 31,					Period March 31, 2011[1] to December 31, 2011
	2014	2013		2012

Per Share Operating Performance
Net asset value, beginning of period	$13.43	$10.61		$9.39		$10.00

Net investment income	0.22	0.19		0.19		0.13
Net realized and unrealized gain (loss)	1.49	3.22		1.33		(0.62)

Net increase (decrease) from investment operations	1.71	3.41		1.52		(0.49)

Distributions from:
Net investment income	(0.22)	(0.20)		(0.19)		(0.12)
Net realized gain	(0.27)	(0.39)		(0.11)		(0.00)[4]
Return of capital	—	—		—		(0.00)[4]

Total distributions	(0.49)	(0.59)		(0.30)		(0.12)

Net asset value, end of period	$14.65	$13.43		$10.61		$9.39

Total Return[5]
Based on net asset value	12.79%	32.35%		16.18%		(4.93)%[6]

Ratios to Average Net Assets[7]
Total expenses	0.57%	0.66%	[8]	0.83%	[9]	1.40% [10,11,12]

Total expenses after fees waived and/or reimbursed	0.41%	0.48%	[8]	0.45%	[9]	0.45% [10,11]

Net investment income	1.56%	1.56%	[8]	1.83%	[9]	1.80% [10,11]

Supplemental Data
Net assets, end of period (000)	$17,507	$6,454		$2,310		$1,918

Portfolio turnover rate of the Master Portfolio	6%	14%		16%		10%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.0005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated gross expenses and/or net investment income.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01% for the year ended December 31, 2013.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[10]	Annualized.

[11]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.24%.

[12]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.40%.

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2014	11

Financial Highlights (concluded)	BlackRock Russell 1000® Index Fund

	Class K
	Year Ended December 31,					Period March 31, 2011[1] to December 31, 2011
	2014	2013		2012

Per Share Operating Performance
Net asset value, beginning of period	$13.44	$10.61		$9.40		$10.00

Net investment income[2]	0.26	0.23		0.22		0.13
Net realized and unrealized gain (loss)	1.50	3.22		1.32		(0.60)

Net increase (decrease) from investment operations	1.76	3.45		1.54		(0.47)

Distributions from:[3]
Net investment income	(0.27)	(0.23)		(0.22)		(0.13)
Net realized gain	(0.26)	(0.39)		(0.11)		(0.00)[4]
Return of capital	—	—		—		(0.00)[4]

Total distributions	(0.53)	(0.62)		(0.33)		(0.13)

Net asset value, end of period	$14.67	$13.44		$10.61		$9.40

Total Return[5]
Based on net asset value	13.17%	32.80%		16.37%		(4.68)%[6]

Ratio to Average Net Assets[7]
Total expenses	0.24%	0.33%	[8]	0.52%	[9]	1.11% [10,11,12]

Total expenses after fees waived and/or reimbursed	0.12%	0.18%	[8]	0.18%	[9]	0.18% [10,11]

Net investment income	1.83%	1.85%	[8]	2.11%	[9]	2.02% [10,11]

Supplemental Data
Net assets, end of period (000)	$70,348	$6,746		$56,654		$46,785

Portfolio turnover rate of the Master Portfolio	6%	14%		16%		10%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.0005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated gross expenses and/or net investment income.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01% for the year ended December 31, 2013.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[10]	Annualized.

[11]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.24%.

[12]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.12%.

See Notes to Financial Statements.

12	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2014

Notes to Financial Statements	BlackRock Russell 1000® Index Fund

1. Organization:

BlackRock Russell 1000® Index Fund (the “Fund”), a series of BlackRock Funds III (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust is organized as a Delaware statutory trust. The Fund seeks to achieve its investment objective by investing all of its assets in Russell 1000 Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. At December 31, 2014 the percentage of the Master Portfolio owned by the Fund was 3.2%. As such, the financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Investor A Shares bear certain expenses related to the shareholder servicing of such shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are sold without a sales charge and are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing expenditures.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 2 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted on a trade date basis. The Fund records daily its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Fund, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL” or the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). Effective March 21, 2014, for such services, the Fund pays BAL a monthly fee at an annual rate of 0.01% of the average daily value of the Fund’s net assets. Prior to March 21, 2014, the Fund paid the Administrator a monthly fee at an annual rate of 0.08% of the average daily net assets of the Fund. The Fund does not pay an investment advisory fee or investment management fee.

BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2014	13

Notes to Financial Statements (continued)	BlackRock Russell 1000® Index Fund

BlackRock Fund Advisors (“BFA”), the investment advisor for the Master Portfolio and BAL contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets is as follows:

	Institutional	Investor A	Class K
Rate	0.15%	0.40%	0.10%

Prior to March 21, 2014, the expense limitations as a percentage of average daily net assets was as follows:

	Institutional	Investor A	Class K
Rate	0.23%	0.48%	0.18%

BAF and BAL agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2015 unless approved by the Trust’s Board of Trustees, including a majority of the independent Trustees. These amounts are included in administration fees waived, transfer agent fees waived-class specific, transfer agent fees reimbursed — class specific and fees reimbursed by administrator, respectively, in the Statement of Operations

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from BFA or BAL, as applicable, are less than the expense limit for that share class, the share class is required to repay up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) BFA or BAL, as applicable, or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which BFA or BAL, as applicable, becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse BFA or BAL, as applicable, shall be calculated by reference to the expense limit for that share class in effect at the time BFA or BAL, as applicable, became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended December 31, 2014, BAL recouped class specific waivers and/or reimbursements of $173, which is included in Recoupment of past waived fees — class specific in the Statement of Operations.

On December 31, 2014, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement with BAL are as follows:

	Expiring December 31,
	2015	2016
Fund level	$100,089	$99,938
Institutional	$186	$758
Investor A	$981	$4,985
Class K	$143	$90

The following Fund level and class specific waivers and/or reimbursements previously recorded by the Fund, expired on December 31, 2014:

Institutional	Investor A	Class K
$111,439	$14	$870

The Trust, on behalf of the Fund, entered into a Distribution Agreement and Investor A Shares Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets of the Investor A Shares.

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distributions services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A shareholders.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended December 31, 2014, the Fund reimbursed BAL the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Class K
$205	$759	$45

14	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2014

Notes to Financial Statements (continued)	BlackRock Russell 1000® Index Fund

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

4. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the three years ended December 31, 2014 and the period ended December 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

The tax character of distributions paid was as follows:

	12/31/14	12/31/13
Ordinary income	$1,852,288	$1,540,824
Long-term capital gains	1,185,968	1,757,137

Total	$3,038,256	$3,297,961

As of December 31, 2014, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$43,840
Undistributed long-term capital gains	116,982
Net unrealized gains[1]	26,695,514

Total	$26,856,336

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the timing and recognition of partnership income

5. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Institutional
Shares sold	12,718	$182,477	11,914	$146,566
Shares issued to shareholders in reinvestment of distributions	649	9,418	416	5,533
Shares redeemed	(2,256)	(32,808)	(1,393)	(17,962)

Net increase	11,111	$159,087	10,937	$134,137

Investor A
Shares sold	915,164	$12,739,622	303,478	$3,788,551
Shares issued to shareholders in reinvestment of distributions	35,002	505,651	19,062	250,199
Shares redeemed	(235,628)	(3,301,283)	(59,596)	(765,167)

Net increase	714,538	$9,943,990	262,944	$3,273,583

Class K
Shares sold	626,336	$8,676,816	218,553	$2,722,196
Shares issued to shareholders in reinvestment of distributions	175,001	2,519,103	233,924	3,037,651
Shares redeemed	(1,008,042)	(14,195,583)	(786,734)	(9,760,704)

Net decrease	(206,705)	$(2,999,664)	(334,257)	$(4,000,857)

Total Net Increase (Decrease)	518,944	$7,103,413	(60,376)	$(593,137)

BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2014	15

Notes to Financial Statements (concluded)	BlackRock Russell 1000® Index Fund

At December 31, 2014, shares owned by affiliates were as follows:

Shares
Institutional	2,500
Class K	2,538

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

16	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2014

Report of Independent Registered Public Accounting Firm	BlackRock Russell 1000® Index Fund

To the Board of Trustees of BlackRock Funds III and the Shareholders of BlackRock Russell 1000® Index Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of BlackRock Russell 1000® Index Fund (the “Fund”), a series of BlackRock Funds III, at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 23, 2015

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid during the taxable year ended December 31, 2014.

January —December 2014
Qualified Dividend Income for Individuals[1]	78.99%

Dividends Qualifying for the Dividend Received Deductions for Corporations[1]	74.38%

[1]	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

Additionally, the Fund distributed long-term capital gains of $0.036374 and $0.165163 per share to shareholders on record June 27, 2014 and December 30, 2014, respectively.

BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2014	17

Master Portfolio Information	Russell 1000® Index Master Portfolio

As of December 31, 2014

Top Ten Holdings	Percent of Long-Term Investments

Apple, Inc.	3%
Exxon Mobil Corp.	2
Microsoft Corp.	2
Johnson & Johnson	1
Berkshire Hathway, Inc., Class B	1
Wells Fargo & Co.	1
General Electric Co.	1
The Proctor & Gamble Co.	1
JPMorgan Chase & Co.	1
Chevron Corp.	1

Sector Allocation	Percent of Long-Term Investments

Information Technology	19%
Financials	17
Health Care	14
Consumer Discretionary	13
Industrials	11
Consumer Staples	9
Energy	8
Materials	3
Utilities	3
Telecommunication Services	2
Investment Companies	1

For Master Portfolio compliance purposes, the Master Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

18	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2014

Schedule of Investments December 31, 2014	Russell 1000® Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.5%
Alliant Techsystems, Inc.	4,065	$472,556
B/E Aerospace, Inc. (a)	13,432	779,325
The Boeing Co.	93,062	12,096,199
Exelis, Inc.	24,191	424,068
General Dynamics Corp.	39,028	5,371,033
Hexcel Corp. (a)	12,479	517,754
Honeywell International, Inc.	99,940	9,986,005
Huntington Ingalls Industries, Inc.	6,267	704,787
KLX, Inc. (a)	6,735	277,819
L-3 Communications Holdings, Inc.	11,005	1,388,941
Lockheed Martin Corp.	34,582	6,659,456
Northrop Grumman Corp.	25,779	3,799,567
Precision Castparts Corp.	18,474	4,450,017
Raytheon Co.	39,926	4,318,795
Rockwell Collins, Inc.	17,292	1,460,828
Spirit Aerosystems Holdings, Inc., Class A (a)	15,377	661,826
Textron, Inc.	35,623	1,500,084
TransDigm Group, Inc.	6,754	1,326,148
Triumph Group, Inc.	6,655	447,349
United Technologies Corp.	116,991	13,453,965
Vectrus, Inc. (a)	1,317	36,086

		70,132,608
Air Freight & Logistics — 0.7%
C.H. Robinson Worldwide, Inc.	18,942	1,418,566
Expeditors International of Washington, Inc.	25,188	1,123,637
FedEx Corp.	37,713	6,549,239
United Parcel Service, Inc., Class B	90,333	10,042,320

		19,133,762
Airlines — 0.7%
Alaska Air Group, Inc.	17,539	1,048,131
American Airlines Group, Inc.	91,910	4,929,133
Copa Holdings SA, Class A (b)	4,258	441,299
Delta Air Lines, Inc.	108,210	5,322,850
Southwest Airlines Co.	88,291	3,736,475
Spirit Airlines, Inc. (a)	9,283	701,609
United Continental Holdings, Inc. (a)	47,666	3,188,379

		19,367,876
Auto Components — 0.4%
Allison Transmission Holdings, Inc.	17,230	584,097
BorgWarner, Inc.	29,176	1,603,221
Gentex Corp.	18,620	672,741
The Goodyear Tire & Rubber Co.	35,134	1,003,778
Johnson Controls, Inc.	84,758	4,097,202
Lear Corp.	10,376	1,017,678
TRW Automotive Holdings Corp. (a)	14,135	1,453,785
Visteon Corp. (a)	5,613	599,805

		11,032,307
Automobiles — 0.7%
Ford Motor Co.	495,595	7,681,723
General Motors Co.	204,663	7,144,785
Harley-Davidson, Inc.	27,867	1,836,714
Tesla Motors, Inc. (a)	12,129	2,697,611
Thor Industries, Inc.	5,974	333,767

		19,694,600
Banks — 5.5%
Associated Banc-Corp	20,662	384,933
Bank of America Corp.	1,341,984	24,008,094
Common Stocks	Shares	Value
Banks (concluded)
Bank of Hawaii Corp.	5,768	$342,100
BankUnited, Inc.	13,171	381,564
BB&T Corp.	91,693	3,565,941
BOK Financial Corp.	3,568	214,223
CIT Group, Inc.	23,351	1,116,878
Citigroup, Inc.	387,675	20,977,094
Citizens Financial Group, Inc.	20,776	516,491
City National Corp.	6,074	490,840
Comerica, Inc.	23,185	1,085,985
Commerce Bancshares, Inc.	11,038	480,043
Cullen/Frost Bankers, Inc.	6,757	477,315
East West Bancorp, Inc.	18,299	708,354
Fifth Third Bancorp	108,540	2,211,503
First Horizon National Corp.	30,192	410,007
First Niagara Financial Group, Inc.	46,038	388,100
First Republic Bank	17,562	915,331
Fulton Financial Corp.	24,576	303,759
Huntington Bancshares, Inc.	105,638	1,111,312
JPMorgan Chase & Co.	482,996	30,225,890
KeyCorp	112,724	1,566,864
M&T Bank Corp. (b)	16,780	2,107,904
PacWest Bancorp	8,903	404,730
The PNC Financial Services Group, Inc. (c)	68,164	6,218,602
Popular, Inc. (a)	13,205	449,630
Regions Financial Corp.	175,985	1,858,402
Signature Bank (a)	6,421	808,789
SunTrust Banks, Inc.	68,000	2,849,200
SVB Financial Group (a)	6,434	746,794
Synovus Financial Corp.	17,736	480,468
TCF Financial Corp.	21,632	343,733
US Bancorp	219,224	9,854,119
Wells Fargo & Co.	609,454	33,410,268
Zions Bancorporation	25,878	737,782

		152,153,042
Beverages — 1.8%
Brown-Forman Corp., Class B	19,635	1,724,738
The Coca-Cola Co.	506,713	21,393,423
Coca-Cola Enterprises, Inc.	32,086	1,418,843
Constellation Brands, Inc., Class A (a)	20,474	2,009,933
Dr Pepper Snapple Group, Inc.	25,061	1,796,372
Molson Coors Brewing Co., Class B	17,346	1,292,624
Monster Beverage Corp. (a)	18,271	1,979,663
PepsiCo, Inc.	193,475	18,294,996

		49,910,592
Biotechnology — 2.8%
Alexion Pharmaceuticals, Inc. (a)	25,242	4,670,527
Alkermes PLC (a)	18,443	1,080,022
Alnylam Pharmaceuticals, Inc. (a)	8,478	822,366
Amgen, Inc.	96,609	15,388,848
Biogen Idec, Inc. (a)	30,271	10,275,491
BioMarin Pharmaceutical, Inc. (a)	18,623	1,683,519
Celgene Corp. (a)	102,201	11,432,204
Cubist Pharmaceuticals, Inc. (a)	9,610	967,246
Gilead Sciences, Inc. (a)	195,980	18,473,075
Incyte Corp. Ltd. (a)	18,456	1,349,318
Intercept Pharmaceuticals, Inc. (a)	1,631	254,436
Medivation, Inc. (a)	9,766	972,791
Myriad Genetics, Inc. (a)(b)	9,715	330,893
Pharmacyclics, Inc. (a)	7,768	949,716

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2014	19

Schedule of Investments (continued)	Russell 1000® Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Biotechnology (concluded)
Regeneron Pharmaceuticals, Inc. (a)	10,064	$4,128,756
Seattle Genetics, Inc. (a)(b)	12,904	414,606
United Therapeutics Corp. (a)	6,125	793,126
Vertex Pharmaceuticals, Inc. (a)	30,142	3,580,870

		77,567,810
Building Products — 0.2%
Allegion PLC	12,319	683,212
AO Smith Corp.	9,643	543,962
Armstrong World Industries, Inc. (a)	5,892	301,199
Fortune Brands Home & Security, Inc.	21,191	959,316
Lennox International, Inc.	6,272	596,279
Masco Corp.	45,501	1,146,625
Owens Corning	15,027	538,117
USG Corp. (a)	12,097	338,595

		5,107,305
Capital Markets — 2.2%
Affiliated Managers Group, Inc. (a)	7,055	1,497,353
Ameriprise Financial, Inc.	24,232	3,204,682
Artisan Partners Asset Management, Inc., Class A	3,623	183,070
The Bank of New York Mellon Corp.	145,532	5,904,233
BlackRock, Inc. (c)	16,270	5,817,501
The Charles Schwab Corp.	143,461	4,331,088
E*Trade Financial Corp. (a)	36,822	893,118
Eaton Vance Corp.	15,355	628,480
Federated Investors, Inc., Class B	12,149	400,067
Franklin Resources, Inc.	50,633	2,803,549
The Goldman Sachs Group, Inc.	57,068	11,061,490
Invesco Ltd.	55,217	2,182,176
Lazard Ltd., Class A	11,481	574,394
Legg Mason, Inc.	13,249	707,099
LPL Financial Holdings, Inc.	11,159	497,134
Morgan Stanley	195,738	7,594,634
Northern Trust Corp.	30,179	2,034,065
NorthStar Asset Management Group, Inc.	23,426	528,725
Raymond James Financial, Inc.	15,935	912,916
SEI Investments Co.	16,951	678,718
State Street Corp.	54,929	4,311,927
T. Rowe Price Group, Inc.	33,529	2,878,800
TD Ameritrade Holding Corp.	34,305	1,227,433
Waddell & Reed Financial, Inc., Class A	10,876	541,842

		61,394,494
Chemicals — 2.4%
Air Products & Chemicals, Inc.	27,090	3,907,191
Airgas, Inc.	9,481	1,092,022
Albemarle Corp. (b)	10,151	610,380
Ashland, Inc.	8,827	1,057,121
Axalta Coating Systems, Ltd. (a)	7,549	196,425
Cabot Corp.	8,365	366,889
Celanese Corp., Series A	19,900	1,193,204
CF Industries Holdings, Inc.	6,646	1,811,301
Cytec Industries, Inc.	9,152	422,548
The Dow Chemical Co.	153,659	7,008,387
E.I. du Pont de Nemours & Co.	117,197	8,665,546
Eastman Chemical Co.	19,173	1,454,464
Ecolab, Inc.	34,019	3,555,666
FMC Corp.	16,994	969,168
Huntsman Corp.	25,736	586,266
International Flavors & Fragrances, Inc.	10,374	1,051,509
LyondellBasell Industries NV, Class A	53,428	4,241,649
Common Stocks	Shares	Value
Chemicals (concluded)
Monsanto Co.	61,716	$7,373,210
The Mosaic Co.	42,705	1,949,483
NewMarket Corp.	1,150	464,059
Platform Specialty Products Corp. (a)	12,416	288,299
PPG Industries, Inc.	17,644	4,078,411
Praxair, Inc.	37,384	4,843,471
Rayonier Advanced Materials, Inc. (b)	5,628	125,504
Rockwood Holdings, Inc.	9,260	729,688
RPM International, Inc.	17,005	862,324
The Scotts Miracle-Gro Co., Class A	5,810	362,079
The Sherwin-Williams Co.	10,988	2,890,283
Sigma-Aldrich Corp.	15,166	2,081,837
The Valspar Corp.	10,798	933,811
Westlake Chemical Corp.	5,341	326,282
WR Grace & Co. (a)	9,737	928,812

		66,427,289
Commercial Services & Supplies — 0.5%
The ADT Corp. (b)	22,237	805,646
Cintas Corp. (b)	12,838	1,007,013
Clean Harbors, Inc. (a)	7,868	378,057
Copart, Inc. (a)	14,359	523,960
Covanta Holding Corp.	14,037	308,954
Iron Mountain, Inc.	23,671	915,121
KAR Auction Services, Inc.	17,841	618,191
Pitney Bowes, Inc.	25,860	630,208
Republic Services, Inc.	33,891	1,364,113
Rollins, Inc.	8,272	273,803
RR Donnelley & Sons Co. (b)	25,472	428,057
Stericycle, Inc. (a)	10,808	1,416,713
Tyco International PLC	53,403	2,342,256
Waste Connections, Inc.	15,818	695,834
Waste Management, Inc.	59,388	3,047,792

		14,755,718
Communications Equipment — 1.6%
Arista Networks, Inc. (a)(b)	770	46,785
ARRIS Group, Inc. (a)	16,053	484,640
Brocade Communications Systems, Inc.	55,539	657,582
Cisco Systems, Inc.	653,746	18,183,945
CommScope Holding Co., Inc. (a)	8,208	187,389
EchoStar Corp., Class A (a)	5,610	294,525
F5 Networks, Inc. (a)	9,664	1,260,814
Harris Corp.	13,591	976,106
JDS Uniphase Corp. (a)	29,515	404,946
Juniper Networks, Inc.	55,203	1,232,131
Knowles Corp. (a)	11,141	262,370
Motorola Solutions, Inc.	25,456	1,707,588
Palo Alto Networks, Inc. (a)	6,990	856,764
QUALCOMM, Inc.	215,403	16,010,905
Riverbed Technology, Inc. (a)	20,488	418,160

		42,984,650
Construction & Engineering — 0.2%
AECOM Technology Corp. (a)	19,126	580,857
Chicago Bridge & Iron Co. NV	12,576	527,940
Fluor Corp.	20,309	1,231,335
Jacobs Engineering Group, Inc. (a)	16,879	754,323
KBR, Inc.	19,132	324,287
Quanta Services, Inc. (a)	27,241	773,372

		4,192,114

See Notes to Financial Statements.

20	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2014

Schedule of Investments (continued)	Russell 1000® Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Construction Materials — 0.1%
Eagle Materials, Inc.	6,387	$485,603
Martin Marietta Materials, Inc.	7,884	869,763
Vulcan Materials Co.	16,693	1,097,231

		2,452,597
Consumer Finance — 0.8%
American Express Co.	115,767	10,770,962
Capital One Financial Corp.	72,944	6,021,527
Discover Financial Services	59,505	3,896,982
Navient Corp.	53,949	1,165,838
Santander Consumer USA Holdings, Inc.	11,481	225,142
SLM Corp.	53,953	549,781
Synchrony Financial (a)	16,398	487,841

		23,118,073
Containers & Packaging — 0.4%
Aptargroup, Inc.	8,353	558,315
Avery Dennison Corp.	12,150	630,342
Ball Corp.	17,791	1,212,812
Bemis Co., Inc.	12,870	581,853
Crown Holdings, Inc. (a)	17,688	900,319
Greif, Inc., Class A	4,174	197,138
MeadWestvaco Corp.	21,422	950,923
Owens-Illinois, Inc. (a)	21,066	568,571
Packaging Corp. of America	12,547	979,293
Rock-Tenn Co., Class A	18,319	1,117,093
Sealed Air Corp.	27,556	1,169,201
Silgan Holdings, Inc.	5,675	304,180
Sonoco Products Co.	13,024	569,149

		9,739,189
Distributors — 0.1%
Genuine Parts Co.	19,603	2,089,092
LKQ Corp. (a)	38,522	1,083,238

		3,172,330
Diversified Consumer Services — 0.1%
Apollo Education Group, Inc. (a)	12,370	421,941
DeVry Education Group, Inc.	8,103	384,649
H&R Block, Inc.	34,995	1,178,632
Service Corp. International	27,250	618,575
ServiceMaster Global Holdings, Inc. (a)	5,476	146,592

		2,750,389
Diversified Financial Services — 1.9%
Ally Financial, Inc. (a)	34,502	814,937
Berkshire Hathaway, Inc., Class B (a)	233,568	35,070,235
CBOE Holdings, Inc.	10,973	695,908
CME Group, Inc.	40,686	3,606,814
Equity Commonwealth	16,445	422,143
FNFV Group (a)	12,169	191,540
Interactive Brokers Group, Inc., Class A	7,084	206,569
IntercontinentalExchange Group, Inc.	14,696	3,222,686
Leucadia National Corp.	47,035	1,054,525
McGraw-Hill Financial, Inc.	34,737	3,090,898
Moody’s Corp.	24,128	2,311,704
MSCI, Inc.	14,893	706,524
The NASDAQ OMX Group, Inc.	14,909	715,036

		52,109,519
Diversified Telecommunication Services — 1.9%
AT&T, Inc.	662,401	22,250,050
Common Stocks	Shares	Value
Diversified Telecommunication Services (concluded)
CenturyLink, Inc.	73,092	$2,892,981
Frontier Communications Corp.	127,908	853,146
Level 3 Communications, Inc. (a)	35,307	1,743,460
Verizon Communications, Inc.	528,484	24,722,482
Windstream Holdings, Inc. (b)	76,909	633,730
Zayo Group Holdings, Inc. (a)	3,269	99,933

		53,195,782
Electric Utilities — 1.7%
American Electric Power Co., Inc.	62,288	3,782,127
Duke Energy Corp.	90,256	7,539,986
Edison International	41,579	2,722,593
Entergy Corp.	22,892	2,002,592
Exelon Corp.	109,588	4,063,523
FirstEnergy Corp.	53,588	2,089,396
Great Plains Energy, Inc.	19,657	558,455
Hawaiian Electric Industries, Inc. (b)	12,950	433,566
ITC Holdings Corp.	20,116	813,290
NextEra Energy, Inc.	55,656	5,915,676
Northeast Utilities	40,325	2,158,194
OGE Energy Corp.	25,413	901,653
Pepco Holdings, Inc.	32,035	862,703
Pinnacle West Capital Corp.	14,083	962,010
PPL Corp.	84,787	3,080,312
The Southern Co.	113,769	5,587,196
Westar Energy, Inc. (b)	16,449	678,357
Xcel Energy, Inc.	64,060	2,301,035

		46,452,664
Electrical Equipment — 0.6%
Acuity Brands, Inc.	5,514	772,346
AMETEK, Inc.	31,305	1,647,582
The Babcock & Wilcox Co.	14,074	426,442
Eaton Corp. PLC	60,835	4,134,347
Emerson Electric Co.	89,555	5,528,230
Hubbell, Inc., Class B	7,552	806,780
Regal-Beloit Corp.	5,759	433,077
Rockwell Automation, Inc.	17,668	1,964,682
SolarCity Corp. (a)(b)	5,530	295,744

		16,009,230
Electronic Equipment, Instruments & Components — 0.5%
Amphenol Corp., Class A	40,107	2,158,158
Arrow Electronics, Inc. (a)	12,715	736,072
Avnet, Inc.	17,662	759,819
AVX Corp.	5,982	83,748
CDW Corp.	11,254	395,803
Corning, Inc.	166,984	3,828,943
Dolby Laboratories, Inc., Class A	6,232	268,724
FLIR Systems, Inc.	18,073	583,939
Ingram Micro, Inc., Class A (a)	19,805	547,410
IPG Photonics Corp. (a)	4,325	324,029
Jabil Circuit, Inc.	25,941	566,292
Keysight Technologies, Inc. (a)	21,275	718,457
National Instruments Corp.	12,689	394,501
Tech Data Corp. (a)	4,966	314,000
Trimble Navigation Ltd. (a)	33,293	883,596
Vishay Intertechnology, Inc.	17,681	250,186

		12,813,677

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2014	21

Schedule of Investments (continued)	Russell 1000® Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Energy Equipment & Services — 1.2%
Atwood Oceanics, Inc. (a)	8,406	$238,478
Baker Hughes, Inc.	55,638	3,119,623
Cameron International Corp. (a)	26,058	1,301,597
Diamond Offshore Drilling, Inc. (b)	8,700	319,377
Dresser-Rand Group, Inc. (a)	9,761	798,450
Dril-Quip, Inc. (a)	5,211	399,840
FMC Technologies, Inc. (a)	30,014	1,405,856
Frank’s International NV	4,407	73,288
Halliburton Co.	107,775	4,238,791
Helmerich & Payne, Inc.	12,330	831,289
Nabors Industries Ltd.	37,958	492,695
National Oilwell Varco, Inc.	54,754	3,588,030
Oceaneering International, Inc.	13,783	810,578
Oil States International, Inc. (a)	6,113	298,926
Patterson-UTI Energy, Inc.	18,789	311,709
Rowan Cos. PLC, Class A	16,126	376,058
RPC, Inc.	7,871	102,638
Schlumberger Ltd.	165,972	14,175,668
Seadrill Ltd.	45,074	538,183
Seventy Seven Energy, Inc. (a)	4,952	26,790
Superior Energy Services, Inc.	20,268	408,400
Tidewater, Inc.	6,529	211,605
Unit Corp. (a)	6,496	221,514

		34,289,383
Food & Staples Retailing — 2.2%
Costco Wholesale Corp.	56,136	7,957,278
CVS Health Corp.	149,214	14,370,800
The Kroger Co.	65,028	4,175,448
Rite Aid Corp. (a)	124,481	936,097
Safeway, Inc.	29,390	1,032,177
Sprouts Farmers Market, Inc. (a)	12,471	423,764
Sysco Corp.	74,601	2,960,914
Wal-Mart Stores, Inc.	203,323	17,461,379
Walgreens Boots Alliance, Inc.	121,789	9,280,322
Whole Foods Market, Inc.	46,909	2,365,152

		60,963,331
Food Products — 1.6%
Archer-Daniels-Midland Co.	83,521	4,343,092
Bunge Ltd.	18,787	1,707,926
Campbell Soup Co. (b)	22,172	975,568
ConAgra Foods, Inc.	53,746	1,949,905
Flowers Foods, Inc.	21,933	420,894
General Mills, Inc.	78,420	4,182,139
The Hain Celestial Group, Inc. (a)	12,790	745,529
The Hershey Co.	19,080	1,982,984
Hormel Foods Corp.	17,075	889,608
Ingredion, Inc.	9,509	806,744
The J.M. Smucker Co.	13,232	1,336,167
Kellogg Co.	32,775	2,144,796
Keurig Green Mountain, Inc.	18,048	2,389,465
Kraft Foods Group, Inc.	75,971	4,760,343
McCormick & Co., Inc. (b)	16,654	1,237,392
Mead Johnson Nutrition Co.	25,792	2,593,128
Mondelez International, Inc., Class A	215,861	7,841,151
Pilgrim’s Pride Corp. (a)(b)	8,247	270,419
Pinnacle Foods, Inc.	7,107	250,877
Tyson Foods, Inc., Class A	36,912	1,479,802
WhiteWave Foods Co. (a)	22,190	776,428

		43,084,357
Common Stocks	Shares	Value
Gas Utilities — 0.1%
AGL Resources, Inc.	15,219	$829,588
Atmos Energy Corp.	12,785	712,636
National Fuel Gas Co. (b)	10,721	745,431
Questar Corp.	22,351	565,033
UGI Corp.	22,029	836,661

		3,689,349
Health Care Equipment & Supplies — 2.1%
Abbott Laboratories	191,674	8,629,163
Alere, Inc. (a)	10,540	400,520
Align Technology, Inc. (a)	10,418	582,470
Baxter International, Inc.	69,245	5,074,966
Becton Dickinson & Co.	24,656	3,431,129
Boston Scientific Corp. (a)	168,796	2,236,547
C.R. Bard, Inc.	9,732	1,621,546
CareFusion Corp. (a)	26,457	1,569,958
The Cooper Cos., Inc.	6,107	989,884
Covidien PLC	57,540	5,885,191
DENTSPLY International, Inc.	18,095	963,921
Edwards Lifesciences Corp. (a)	13,463	1,714,917
Halyard Health, Inc. (a)	6,156	279,913
Hill-Rom Holdings, Inc.	7,428	338,865
Hologic, Inc. (a)	30,663	819,929
IDEXX Laboratories, Inc. (a)	6,085	902,223
Intuitive Surgical, Inc. (a)	4,588	2,426,777
Medtronic, Inc.	127,490	9,204,778
ResMed, Inc. (b)	17,909	1,003,979
Sirona Dental Systems, Inc. (a)	7,357	642,781
St. Jude Medical, Inc.	36,272	2,358,768
Stryker Corp.	42,901	4,046,851
Teleflex, Inc. (b)	5,279	606,135
Varian Medical Systems, Inc. (a)	13,266	1,147,642
Zimmer Holdings, Inc.	21,417	2,429,116

		59,307,969
Health Care Providers & Services — 2.4%
Aetna, Inc.	45,610	4,051,536
AmerisourceBergen Corp.	28,821	2,598,501
Anthem Inc.	35,691	4,485,288
Brookdale Senior Living, Inc. (a)	21,912	803,513
Cardinal Health, Inc.	43,416	3,504,974
Catamaran Corp. (a)	26,398	1,366,097
Centene Corp. (a)	7,361	764,440
Cigna Corp.	34,285	3,528,269
Community Health Systems, Inc. (a)	14,710	793,163
DaVita HealthCare Partners, Inc. (a)	22,682	1,717,935
Envision Healthcare Holdings, Inc. (a)	10,519	364,904
Express Scripts Holding Co. (a)	93,660	7,930,192
HCA Holdings, Inc. (a)	41,659	3,057,354
Health Net, Inc. (a)	10,235	547,880
Henry Schein, Inc. (a)	10,894	1,483,218
Humana, Inc.	19,753	2,837,123
Laboratory Corp. of America Holdings (a)	10,822	1,167,694
LifePoint Hospitals, Inc. (a)	5,676	408,161
McKesson Corp.	29,426	6,108,249
MEDNAX, Inc. (a)	12,787	845,349
Patterson Cos., Inc.	10,963	527,320
Premier, Inc., Class A (a)	4,306	144,380
Quest Diagnostics, Inc.	18,439	1,236,519
Tenet Healthcare Corp. (a)	12,462	631,450
UnitedHealth Group, Inc.	125,048	12,641,102

See Notes to Financial Statements.

22	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2014

Schedule of Investments (continued)	Russell 1000® Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Health Care Providers & Services (concluded)
Universal Health Services, Inc., Class B	11,340	$1,261,689
VCA, Inc. (a)	11,269	549,589

		65,355,889
Health Care Technology — 0.1%
Athenahealth, Inc. (a)	4,829	703,585
Cerner Corp. (a)	38,024	2,458,632
IMS Health Holdings, Inc. (a)	9,762	250,298
Veeva Systems, Inc., Class A (a)	5,038	133,053

		3,545,568
Hotels, Restaurants & Leisure — 1.8%
ARAMARK	5,585	173,973
Brinker International, Inc.	8,289	486,481
Carnival Corp.	54,222	2,457,883
Chipotle Mexican Grill, Inc. (a)	3,967	2,715,451
Choice Hotels International, Inc.	4,547	254,723
Darden Restaurants, Inc.	16,883	989,850
Domino’s Pizza, Inc.	7,099	668,513
Dunkin’ Brands Group, Inc.	13,571	578,803
Hilton Worldwide Holdings, Inc. (a)	17,265	450,444
Hyatt Hotels Corp., Class A (a)	5,389	324,472
International Game Technology	31,521	543,737
Las Vegas Sands Corp.	47,989	2,791,040
Marriott International, Inc., Class A	28,273	2,206,142
McDonald’s Corp.	126,139	11,819,224
MGM Resorts International (a)	47,586	1,017,389
Norwegian Cruise Line Holdings Ltd. (a)	11,553	540,218
Panera Bread Co., Class A (a)	3,126	546,425
Restaurant Brands International, Inc. (a)	27,298	1,065,714
Royal Caribbean Cruises Ltd.	21,193	1,746,939
SeaWorld Entertainment, Inc.	9,033	161,691
Six Flags Entertainment Corp.	9,299	401,252
Starbucks Corp.	96,071	7,882,626
Starwood Hotels & Resorts Worldwide, Inc.	22,789	1,847,504
The Wendy’s Co.	35,741	322,741
Wyndham Worldwide Corp.	16,246	1,393,257
Wynn Resorts Ltd.	10,342	1,538,476
Yum! Brands, Inc.	56,328	4,103,495

		49,028,463
Household Durables — 0.5%
D.R. Horton, Inc.	41,114	1,039,773
Garmin Ltd. (b)	15,584	823,303
GoPro, Inc., Class A (a)(b)	2,707	171,136
Harman International Industries, Inc.	8,691	927,417
Jarden Corp. (a)	24,697	1,182,492
Leggett & Platt, Inc. (b)	17,695	753,984
Lennar Corp., Class A	22,704	1,017,366
Mohawk Industries, Inc. (a)	7,836	1,217,401
Newell Rubbermaid, Inc.	35,312	1,345,034
NVR, Inc. (a)	535	682,302
PulteGroup, Inc.	48,322	1,036,990
Taylor Morrison Home Corp., Class A (a)	4,175	78,866
Tempur Sealy International, Inc. (a)	7,759	426,047
Toll Brothers, Inc. (a)	22,677	777,141
Tupperware Brands Corp.	6,439	405,657
Whirlpool Corp.	9,921	1,922,094

		13,807,003
Common Stocks	Shares	Value
Household Products — 1.8%
Church & Dwight Co., Inc.	17,345	$1,366,959
The Clorox Co.	16,410	1,710,086
Colgate-Palmolive Co.	116,819	8,082,707
Energizer Holdings, Inc.	7,870	1,011,767
Kimberly-Clark Corp.	48,085	5,555,741
The Procter & Gamble Co.	345,328	31,455,928
Spectrum Brands Holdings, Inc.	2,768	264,842

		49,448,030
Independent Power and Renewable Electricity Producers — 0.1%
The AES Corp.	92,565	1,274,620
Calpine Corp. (a)	49,716	1,100,215
NRG Energy, Inc.	43,038	1,159,874

		3,534,709
Industrial Conglomerates — 2.0%
3M Co.	83,497	13,720,227
Carlisle Cos., Inc.	8,178	737,983
Danaher Corp.	77,538	6,645,782
General Electric Co.	1,279,720	32,338,524
Roper Industries, Inc.	12,735	1,991,117

		55,433,633
Insurance — 3.0%
ACE Ltd.	43,096	4,950,868
Aflac, Inc.	57,957	3,540,593
Alleghany Corp. (a)	2,101	973,814
Allied World Assurance Co. Holdings AG	12,577	476,920
The Allstate Corp.	55,385	3,890,796
American Financial Group, Inc.	9,250	561,660
American International Group, Inc.	184,618	10,340,454
American National Insurance Co.	934	106,719
Aon PLC	37,862	3,590,453
Arch Capital Group Ltd. (a)	17,113	1,011,378
Arthur J Gallagher & Co.	20,048	943,860
Aspen Insurance Holdings Ltd.	8,483	371,301
Assurant, Inc.	9,143	625,655
Assured Guaranty Ltd.	21,594	561,228
Axis Capital Holdings Ltd.	13,043	666,367
Brown & Brown, Inc.	15,396	506,682
The Chubb Corp.	31,201	3,228,367
Cincinnati Financial Corp.	20,868	1,081,588
CNA Financial Corp.	3,532	136,724
Endurance Specialty Holdings Ltd.	5,798	346,952
Erie Indemnity Co., Class A	3,182	288,830
Everest Re Group Ltd.	5,884	1,002,045
FNF Group	35,344	1,217,601
Genworth Financial, Inc., Class A (a)	63,333	538,331
The Hanover Insurance Group, Inc.	5,622	400,961
Hartford Financial Services Group, Inc.	57,388	2,392,506
HCC Insurance Holdings, Inc.	12,749	682,326
Lincoln National Corp.	33,659	1,941,115
Loews Corp.	41,560	1,746,351
Markel Corp. (a)	1,783	1,217,504
Marsh & McLennan Cos., Inc.	70,139	4,014,756
MBIA, Inc. (a)	18,678	178,188
Mercury General Corp.	1,182	66,984
MetLife, Inc.	119,404	6,458,562
Old Republic International Corp.	33,250	486,448
PartnerRe Ltd.	6,447	735,796
Principal Financial Group, Inc.	37,549	1,950,295

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2014	23

Schedule of Investments (continued)	Russell 1000® Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Insurance (concluded)
ProAssurance Corp.	7,698	$347,565
The Progressive Corp.	75,550	2,039,094
Protective Life Corp.	10,062	700,818
Prudential Financial, Inc.	58,707	5,310,635
Reinsurance Group of America, Inc.	8,815	772,370
RenaissanceRe Holdings Ltd.	5,175	503,114
StanCorp Financial Group, Inc.	5,666	395,827
Torchmark Corp.	16,809	910,544
The Travelers Cos., Inc.	44,343	4,693,707
Unum Group	32,850	1,145,808
Validus Holdings Ltd.	11,586	481,514
Voya Financial, Inc.	17,433	738,811
W.R. Berkley Corp.	12,806	656,436
White Mountains Insurance Group Ltd.	788	496,527
XL Group PLC	34,648	1,190,852

		83,614,600
Internet & Catalog Retail — 1.1%
Amazon.com, Inc. (a)	47,945	14,879,731
Expedia, Inc.	12,911	1,102,083
Groupon, Inc. (a)	61,396	507,131
HomeAway, Inc. (a)	12,132	361,291
Liberty Interactive Corp., Series A (a)	62,637	1,842,781
Liberty TripAdvisor Holdings, Inc., Series A (a)	9,623	258,859
Liberty Ventures, Series A (a)	18,309	690,615
Netflix, Inc. (a)	7,650	2,613,316
The Priceline Group, Inc. (a)	6,582	7,504,862
TripAdvisor, Inc. (a)	14,214	1,061,217
zulily, Inc., Class A (a)	1,724	40,342

		30,862,228
Internet Software & Services — 3.1%
Akamai Technologies, Inc. (a)	22,716	1,430,199
AOL, Inc. (a)	10,201	470,980
eBay, Inc. (a)	161,735	9,076,568
Equinix, Inc.	6,788	1,539,043
Facebook, Inc., Class A (a)	251,980	19,659,480
Google, Inc., Class A (a)	35,821	19,008,772
Google, Inc., Class C (a)	36,245	19,079,368
IAC/InterActiveCorp	9,500	577,505
LinkedIn Corp. (a)	13,313	3,058,129
Pandora Media, Inc. (a)	26,219	467,485
Rackspace Hosting, Inc. (a)	14,969	700,699
Twitter, Inc. (a)	65,923	2,364,658
VeriSign, Inc. (a)	14,170	807,690
Yahoo!, Inc. (a)	120,899	6,106,609
Yelp, Inc. (a)	6,595	360,944

		84,708,129
IT Services — 3.1%
Accenture PLC, Class A	80,728	7,209,818
Alliance Data Systems Corp. (a)	7,506	2,147,091
Amdocs Ltd.	20,416	952,509
Automatic Data Processing, Inc.	61,525	5,129,339
Booz Allen Hamilton Holding Corp.	9,711	257,633
Broadridge Financial Solutions, Inc.	15,399	711,126
Cognizant Technology Solutions Corp., Class A (a)	77,649	4,088,996
Computer Sciences Corp.	18,488	1,165,668
CoreLogic, Inc. (a)	11,901	375,953
DST Systems, Inc.	3,920	369,068
Fidelity National Information Services, Inc.	36,728	2,284,482
Common Stocks	Shares	Value
IT Services (concluded)
Fiserv, Inc. (a)	31,806	$2,257,272
FleetCor Technologies, Inc. (a)	10,584	1,573,947
Gartner, Inc. (a)	11,514	969,594
Genpact Ltd. (a)	20,712	392,078
Global Payments, Inc.	8,702	702,512
International Business Machines Corp.	120,721	19,368,477
Jack Henry & Associates, Inc.	10,790	670,491
Leidos Holdings, Inc.	8,325	362,304
Mastercard, Inc., Class A	128,298	11,054,156
Paychex, Inc.	41,539	1,917,856
Sabre Corp.	5,782	117,201
Teradata Corp. (a)	20,125	879,060
Total System Services, Inc.	21,394	726,540
Vantiv, Inc., Class A (a)	15,897	539,226
VeriFone Systems, Inc. (a)	14,225	529,170
Visa, Inc., Class A (b)	63,992	16,778,702
The Western Union Co.	68,776	1,231,778
Xerox Corp.	148,970	2,064,724

		86,826,771
Leisure Products — 0.1%
Hasbro, Inc.	14,768	812,092
Mattel, Inc.	43,294	1,339,733
Polaris Industries, Inc.	8,409	1,271,777

		3,423,602
Life Sciences Tools & Services — 0.6%
Agilent Technologies, Inc.	42,550	1,741,997
Bio-Rad Laboratories, Inc., Class A (a)	2,695	324,909
Bio-Techne Corp.	4,721	436,220
Bruker Corp. (a)	14,355	281,645
Charles River Laboratories International, Inc. (a)	6,172	392,786
Covance, Inc. (a)	7,327	760,836
Illumina, Inc. (a)	17,790	3,283,678
Mettler-Toledo International, Inc. (a)	3,729	1,127,873
PerkinElmer, Inc.	14,449	631,855
QIAGEN NV (a)	29,797	699,038
Quintiles Transnational Holdings, Inc. (a)	6,849	403,201
Thermo Fisher Scientific, Inc.	50,911	6,378,639
VWR Corp. (a)	4,000	103,480
Waters Corp. (a)	10,820	1,219,631

		17,785,788
Machinery — 1.8%
AGCO Corp. (b)	11,986	541,767
Caterpillar, Inc.	79,663	7,291,554
Colfax Corp. (a)	12,167	627,452
Crane Co.	6,318	370,867
Cummins, Inc.	23,467	3,383,237
Deere & Co.	46,426	4,107,308
Donaldson Co., Inc.	18,249	704,959
Dover Corp.	21,247	1,523,835
Flowserve Corp.	17,526	1,048,580
Graco, Inc.	7,736	620,272
IDEX Corp.	10,288	800,818
Illinois Tool Works, Inc.	41,298	3,910,921
Ingersoll-Rand PLC	34,503	2,187,145
ITT Corp.	11,702	473,463
Joy Global, Inc.	12,779	594,479
Kennametal, Inc.	10,191	364,736
Lincoln Electric Holdings, Inc.	10,264	709,140

See Notes to Financial Statements.

24	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2014

Schedule of Investments (continued)	Russell 1000® Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Machinery (concluded)
The Manitowoc Co., Inc.	17,579	$388,496
The Middleby Corp. (a)	7,309	724,322
Navistar International Corp. (a)	7,167	239,951
Nordson Corp.	8,212	640,207
Oshkosh Corp.	9,970	485,040
PACCAR, Inc.	45,265	3,078,473
Pall Corp.	14,009	1,417,851
Parker Hannifin Corp.	19,007	2,450,953
Pentair PLC	24,704	1,640,840
Snap-on, Inc.	7,432	1,016,252
SPX Corp.	5,241	450,307
Stanley Black & Decker, Inc.	19,916	1,913,529
Terex Corp.	14,076	392,439
The Timken Co.	10,401	443,915
The Toro Co.	7,198	459,304
Trinity Industries, Inc.	19,770	553,758
Valmont Industries, Inc. (b)	3,140	398,780
WABCO Holdings, Inc. (a)	7,231	757,664
Wabtec Corp.	12,308	1,069,442
Xylem, Inc.	23,453	892,856

		48,674,912
Marine — 0.0%
Kirby Corp. (a)	7,272	587,141
Media — 3.6%
AMC Networks, Inc., Class A (a)	7,616	485,672
Cablevision Systems Corp., New York Group, Class A (b)	24,954	515,051
CBS Corp., Class B	66,817	3,697,653
Charter Communications, Inc., Class A (a)	10,126	1,687,194
Cinemark Holdings, Inc.	14,725	523,916
Clear Channel Outdoor Holdings, Inc., Class A	5,309	56,222
Comcast Corp., Class A	330,574	19,176,598
DIRECTV (a)	59,693	5,175,383
Discovery Communications, Inc., Class A (a)	29,291	1,009,075
Discovery Communications, Inc., Class C (a)	29,291	987,693
DISH Network Corp., Class A (a)	27,217	1,983,847
DreamWorks Animation SKG, Inc., Class A (a)	9,801	218,856
Gannett Co., Inc.	28,942	924,118
Graham Holdings Co., Class B	444	383,487
The Interpublic Group of Cos., Inc.	54,065	1,122,930
John Wiley & Sons, Inc., Class A	5,724	339,090
Liberty Broadband Corp. (a)	7,990	325,244
Liberty Broadband Corp., Class A (a)	3,144	157,483
Liberty Media Corp., Class A (a)	12,109	427,084
Liberty Media Corp., Class C (a)	24,218	848,357
Lions Gate Entertainment Corp.	10,445	334,449
Live Nation Entertainment, Inc. (a)	18,440	481,468
The Madison Square Garden Co., Class A (a)	7,882	593,199
Morningstar, Inc.	2,553	165,205
News Corp., Class A (a)	63,471	995,860
Omnicom Group, Inc.	32,982	2,555,116
Regal Entertainment Group, Class A (b)	10,797	230,624
Scripps Networks Interactive, Inc., Class A (b)	13,483	1,014,865
Sirius XM Holdings, Inc. (a)	330,847	1,157,964
Starz, Class A (a)	12,146	360,736
Thomson Reuters Corp.	45,347	1,829,298
Time Warner Cable, Inc.	35,556	5,406,645
Time Warner, Inc.	112,571	9,615,815
Twenty-First Century Fox, Inc., Class A	243,021	9,333,222
Common Stocks	Shares	Value
Media (concluded)
Viacom, Inc., Class B	54,853	$4,127,688
The Walt Disney Co.	221,014	20,817,309

		99,064,416
Metals & Mining — 0.5%
Alcoa, Inc.	149,604	2,362,247
Allegheny Technologies, Inc.	13,856	481,773
Carpenter Technology Corp.	6,893	339,480
Cliffs Natural Resources, Inc. (b)	20,427	145,849
Compass Minerals International, Inc.	4,344	377,190
Freeport-McMoRan Copper & Gold, Inc.	132,558	3,096,555
Newmont Mining Corp.	63,621	1,202,437
Nucor Corp.	40,642	1,993,490
Reliance Steel & Aluminum Co.	9,917	607,615
Royal Gold, Inc.	8,224	515,645
Southern Copper Corp. (b)	18,608	524,746
Steel Dynamics, Inc.	30,633	604,695
Tahoe Resources, Inc.	11,167	154,886
TimkenSteel Corp.	5,376	199,073
United States Steel Corp.	18,466	493,781

		13,099,462
Multi-Utilities — 1.1%
Alliant Energy Corp.	14,157	940,308
Ameren Corp.	30,964	1,428,369
CenterPoint Energy, Inc.	54,843	1,284,971
CMS Energy Corp.	34,391	1,195,087
Consolidated Edison, Inc.	37,378	2,467,322
Dominion Resources, Inc.	74,223	5,707,749
DTE Energy Co.	22,590	1,951,098
Integrys Energy Group, Inc.	10,205	794,459
MDU Resources Group, Inc.	24,456	574,716
NiSource, Inc.	40,184	1,704,605
PG&E Corp.	59,311	3,157,718
Public Service Enterprise Group, Inc.	64,565	2,673,637
SCANA Corp. (b)	18,069	1,091,368
Sempra Energy	31,321	3,487,907
TECO Energy, Inc.	29,772	610,028
Vectren Corp.	10,524	486,525
Wisconsin Energy Corp.	28,780	1,517,857

		31,073,724
Multiline Retail — 0.7%
Big Lots, Inc.	6,821	272,976
Dillard’s, Inc., Class A	3,067	383,927
Dollar General Corp. (a)	39,558	2,796,751
Dollar Tree, Inc. (a)	26,393	1,857,539
Family Dollar Stores, Inc.	12,208	966,996
JC Penney Co., Inc. (a)(b)	39,747	257,561
Kohl’s Corp.	26,616	1,624,641
Macy’s, Inc.	46,172	3,035,809
Nordstrom, Inc.	17,693	1,404,647
Sears Holdings Corp. (a)(b)	3,404	112,264
Target Corp.	80,872	6,138,993

		18,852,104
Office Electronics — 0.0%
Zebra Technologies Corp., Class A (a)	6,443	498,753
Oil, Gas & Consumable Fuels — 6.4%
Anadarko Petroleum Corp.	64,454	5,317,455
Antero Resources Corp. (a)	6,898	279,921

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2014	25

Schedule of Investments (continued)	Russell 1000® Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
Apache Corp.	49,223	$3,084,805
Cabot Oil & Gas Corp.	53,253	1,576,821
California Resources Corp. (a)	32,672	180,023
Cheniere Energy, Inc. (a)	30,360	2,137,344
Chesapeake Energy Corp.	67,214	1,315,378
Chevron Corp.	242,941	27,253,121
Cimarex Energy Co.	11,107	1,177,342
Cobalt International Energy, Inc. (a)	45,468	404,211
Concho Resources, Inc. (a)	14,383	1,434,704
ConocoPhillips	156,677	10,820,114
CONSOL Energy, Inc.	29,340	991,985
Continental Resources, Inc. (a)	11,134	427,100
CVR Energy, Inc.	2,005	77,614
Denbury Resources, Inc. (b)	45,666	371,265
Devon Energy Corp.	52,055	3,186,287
Energen Corp.	9,288	592,203
EOG Resources, Inc.	69,744	6,421,330
EP Energy Corp., Class A (a)	4,318	45,080
EQT Corp.	19,366	1,466,006
Exxon Mobil Corp.	548,038	50,666,113
Golar LNG Ltd.	6,638	242,088
Gulfport Energy Corp. (a)	10,902	455,050
Hess Corp.	35,462	2,617,805
HollyFrontier Corp.	25,355	950,305
Kinder Morgan, Inc.	173,452	7,338,754
Kosmos Energy Ltd. (a)	13,511	113,357
Laredo Petroleum, Inc. (a)(b)	9,939	102,869
Marathon Oil Corp.	86,279	2,440,833
Marathon Petroleum Corp.	32,089	2,896,353
Memorial Resource Development Corp. (a)	6,718	121,126
Murphy Oil Corp.	22,900	1,156,908
Murphy USA, Inc. (a)	6,055	416,947
Newfield Exploration Co. (a)	17,399	471,861
Noble Energy, Inc.	46,037	2,183,535
Oasis Petroleum, Inc. (a)	13,271	219,502
Occidental Petroleum Corp.	100,258	8,081,797
ONEOK, Inc.	26,528	1,320,829
PBF Energy, Inc.	9,027	240,479
Peabody Energy Corp.	35,332	273,470
Phillips 66	72,212	5,177,600
Pioneer Natural Resources Co.	18,255	2,717,257
QEP Resources, Inc.	22,980	464,656
Range Resources Corp.	20,914	1,117,853
SandRidge Energy, Inc. (a)(b)	65,918	119,971
SM Energy Co.	8,705	335,839
Southwestern Energy Co. (a)	45,058	1,229,633
Spectra Energy Corp.	85,591	3,106,953
Targa Resources Corp.	4,817	510,843
Teekay Corp.	5,923	301,421
Tesoro Corp.	16,504	1,227,072
Ultra Petroleum Corp. (a)(b)	19,923	262,187
Valero Energy Corp.	68,100	3,370,950
Whiting Petroleum Corp. (a)	21,201	699,633
The Williams Cos., Inc.	95,329	4,284,085
World Fuel Services Corp.	9,185	431,052
WPX Energy, Inc. (a)	26,269	305,509

		176,532,604
Paper & Forest Products — 0.1%
Domtar Corp.	8,322	334,711
International Paper Co.	55,282	2,962,009

		3,296,720
Common Stocks	Shares	Value
Personal Products — 0.1%
Avon Products, Inc.	55,442	$520,600
Coty, Inc., Class A (a)	8,665	179,019
The Estee Lauder Cos., Inc., Class A	29,267	2,230,146
Herbalife Ltd. (b)	9,860	371,722
Nu Skin Enterprises, Inc., Class A	7,666	335,004

		3,636,491
Pharmaceuticals — 5.4%
AbbVie, Inc.	202,920	13,279,085
Actavis PLC (a)	32,408	8,342,143
Allergan, Inc.	37,974	8,072,893
Bristol-Myers Squibb Co.	211,485	12,483,960
Eli Lilly & Co.	125,552	8,661,832
Endo International PLC (a)	19,432	1,401,436
Hospira, Inc. (a)	21,330	1,306,462
Jazz Pharmaceuticals PLC (a)	7,579	1,240,910
Johnson & Johnson	361,043	37,754,267
Mallinckrodt PLC (a)	14,435	1,429,498
Merck & Co., Inc.	372,947	21,179,660
Mylan, Inc. (a)	47,695	2,688,567
Omnicare, Inc.	12,637	921,616
Perrigo Co. PLC	18,001	3,009,047
Pfizer, Inc.	814,037	25,357,253
Salix Pharmaceuticals Ltd. (a)	8,092	930,094
Zoetis, Inc.	63,939	2,751,295

		150,810,018
Professional Services — 0.3%
CoStar Group, Inc. (a)	4,122	756,923
The Dun & Bradstreet Corp.	4,724	571,415
Equifax, Inc.	15,573	1,259,389
IHS, Inc., Class A (a)	8,685	989,048
Manpowergroup, Inc.	10,161	692,675
Nielsen Holdings NV	35,965	1,608,714
Robert Half International, Inc.	17,545	1,024,277
Towers Watson & Co., Class A	8,288	937,953
Verisk Analytics, Inc., Class A (a)	21,234	1,360,038

		9,200,432
Real Estate Investment Trusts (REITs) — 3.2%
Alexandria Real Estate Equities, Inc.	9,144	811,439
American Campus Communities, Inc.	13,388	553,728
American Capital Agency Corp.	45,022	982,830
American Homes 4 Rent, Class A	19,410	330,552
American Realty Capital Properties, Inc.	115,875	1,048,669
American Tower Corp.	50,504	4,992,320
Annaly Capital Management, Inc.	120,917	1,307,113
Apartment Investment & Management Co., Class A	18,645	692,662
AvalonBay Communities, Inc.	16,537	2,701,980
BioMed Realty Trust, Inc.	24,567	529,173
Boston Properties, Inc.	19,531	2,513,444
Brandywine Realty Trust	23,194	370,640
Brixmor Property Group, Inc.	7,086	176,016
Camden Property Trust	10,920	806,333
CBL & Associates Properties, Inc.	21,260	412,869
Chimera Investment Corp.	131,129	416,990
Columbia Property Trust, Inc.	15,948	404,282
Corporate Office Properties Trust	12,100	343,277
Corrections Corp. of America	14,850	539,649
Crown Castle International Corp.	42,643	3,356,004
DDR Corp.	38,462	706,162

See Notes to Financial Statements.

26	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2014

Schedule of Investments (continued)	Russell 1000® Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Real Estate Investment Trusts (REITs) (concluded)
Digital Realty Trust, Inc.	17,272	$1,145,134
Douglas Emmett, Inc.	18,336	520,742
Duke Realty Corp.	42,048	849,370
Equity Lifestyle Properties, Inc.	10,634	548,183
Equity Residential	46,096	3,311,537
Essex Property Trust, Inc.	7,978	1,648,255
Extra Space Storage, Inc.	14,796	867,637
Federal Realty Investment Trust	8,585	1,145,754
Gaming and Leisure Properties, Inc.	10,958	321,508
General Growth Properties, Inc.	72,357	2,035,402
HCP, Inc.	58,474	2,574,610
Health Care REIT, Inc.	41,623	3,149,612
Healthcare Trust of America, Inc., Class A	15,407	415,065
Home Properties, Inc.	7,291	478,290
Hospitality Properties Trust	19,110	592,410
Host Hotels & Resorts, Inc.	96,598	2,296,135
Kilroy Realty Corp.	10,492	724,682
Kimco Realty Corp.	52,415	1,317,713
Lamar Advertising Co., Class A	7,525	403,641
Liberty Property Trust	18,847	709,213
The Macerich Co.	20,225	1,686,967
MFA Financial, Inc.	46,788	373,836
Mid-America Apartment Communities, Inc.	9,572	714,837
National Retail Properties, Inc.	16,975	668,306
NorthStar Realty Finance Corp.	27,635	485,823
Omega Healthcare Investors, Inc.	16,085	628,441
Outfront Media, Inc.	16,619	446,054
Paramount Group, Inc. (a)	19,534	363,137
Piedmont Office Realty Trust, Inc., Class A (b)	19,992	376,649
Plum Creek Timber Co., Inc.	22,601	967,097
Post Properties, Inc.	6,934	407,511
Prologis, Inc.	63,769	2,743,980
Public Storage	18,328	3,387,931
Rayonier, Inc.	16,139	450,924
Realty Income Corp.	28,260	1,348,285
Regency Centers Corp.	11,784	751,584
Retail Properties of America, Inc., Class A	30,189	503,854
Senior Housing Properties Trust	25,999	574,838
Simon Property Group, Inc.	39,646	7,219,933
SL Green Realty Corp.	12,186	1,450,378
Spirit Realty Capital, Inc.	50,888	605,058
Starwood Property Trust, Inc.	28,252	656,577
Tanger Factory Outlet Centers	11,604	428,884
Taubman Centers, Inc.	7,970	609,067
Two Harbors Investment Corp.	46,714	468,074
UDR, Inc.	32,087	988,921
Ventas, Inc.	37,077	2,658,421
Vornado Realty Trust	23,917	2,815,270
Washington Prime Group, Inc.	20,160	347,155
Weingarten Realty Investors	15,590	544,403
Weyerhaeuser Co.	67,151	2,410,049
WP Carey, Inc.	12,679	888,798

		88,022,067
Real Estate Management & Development — 0.2%
CBRE Group, Inc., Class A (a)	35,752	1,224,506
Forest City Enterprises, Inc., Class A (a)	20,987	447,023
The Howard Hughes Corp. (a)	5,058	659,664
Jones Lang LaSalle, Inc.	5,687	852,652
Realogy Holdings Corp. (a)	18,648	829,650
Zillow, Inc. Class A (a)	3,967	420,066

		4,433,561
Common Stocks	Shares	Value
Road & Rail — 1.1%
AMERCO, Inc.	955	$271,468
Avis Budget Group, Inc. (a)	13,450	892,139
Con-way, Inc.	7,403	364,080
CSX Corp.	128,174	4,643,744
Genesee & Wyoming, Inc., Class A (a)	6,646	597,608
Hertz Global Holdings, Inc. (a)	57,133	1,424,897
JB Hunt Transport Services, Inc.	11,742	989,263
Kansas City Southern	14,079	1,718,060
Landstar System, Inc.	5,737	416,105
Norfolk Southern Corp.	39,516	4,331,349
Old Dominion Freight Line, Inc. (a)	8,027	623,216
Ryder System, Inc.	6,787	630,173
Union Pacific Corp.	115,599	13,771,309

		30,673,411
Semiconductors & Semiconductor Equipment — 2.3%
Advanced Micro Devices, Inc. (a)(b)	81,023	216,331
Altera Corp.	39,977	1,476,750
Analog Devices, Inc.	40,090	2,225,797
Applied Materials, Inc.	155,362	3,871,621
Atmel Corp. (a)	53,721	450,988
Avago Technologies Ltd.	31,883	3,207,111
Broadcom Corp., Class A	68,263	2,957,836
Cree, Inc. (a)(b)	15,561	501,375
First Solar, Inc. (a)	9,351	417,008
Freescale Semiconductor Ltd. (a)	13,658	344,591
Intel Corp.	635,281	23,054,348
KLA-Tencor Corp.	21,162	1,488,112
Lam Research Corp.	20,691	1,641,624
Linear Technology Corp.	30,188	1,376,573
Marvell Technology Group Ltd.	51,792	750,984
Maxim Integrated Products, Inc.	36,079	1,149,838
Microchip Technology, Inc. (b)	25,560	1,153,012
Micron Technology, Inc. (a)	136,599	4,782,331
NVIDIA Corp.	71,206	1,427,680
ON Semiconductor Corp. (a)	56,277	570,086
Skyworks Solutions, Inc.	24,195	1,759,218
SunEdison, Inc. (a)	34,177	666,793
SunPower Corp. (a)	6,071	156,814
Teradyne, Inc.	26,120	516,915
Texas Instruments, Inc.	137,744	7,364,483
Xilinx, Inc.	34,239	1,482,206

		65,010,425
Software — 3.8%
Activision Blizzard, Inc.	63,222	1,273,923
Adobe Systems, Inc. (a)	63,519	4,617,831
Allscripts Healthcare Solutions, Inc. (a)	23,362	298,333
ANSYS, Inc. (a)	11,825	969,650
Autodesk, Inc. (a)	29,030	1,743,542
CA, Inc.	40,825	1,243,121
Cadence Design Systems, Inc. (a)	36,946	700,866
CDK Global, Inc.	20,508	835,906
Citrix Systems, Inc. (a)	20,912	1,334,186
Electronic Arts, Inc. (a)	40,141	1,887,229
FactSet Research Systems, Inc.	5,403	760,472
FireEye, Inc. (a)	11,136	351,675
Fortinet, Inc. (a)	17,490	536,243
Informatica Corp. (a)	14,011	534,309
Intuit, Inc.	36,229	3,339,952
Microsoft Corp.	1,054,175	48,966,429

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2014	27

Schedule of Investments (continued)	Russell 1000® Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Software (concluded)
NetSuite, Inc. (a)	5,300	$578,601
Nuance Communications, Inc. (a)	33,482	477,788
Oracle Corp.	419,161	18,849,670
PTC, Inc. (a)	15,138	554,808
Red Hat, Inc. (a)	24,164	1,670,699
Rovi Corp. (a)	12,358	279,167
Salesforce.com, Inc. (a)	78,357	4,647,354
ServiceNow, Inc. (a)	18,384	1,247,354
SolarWinds, Inc. (a)	8,384	417,775
Solera Holdings, Inc.	8,780	449,360
Splunk, Inc. (a)	15,086	889,320
Symantec Corp.	88,272	2,264,618
Synopsys, Inc. (a)	19,747	858,402
Tableau Software, Inc., Class A (a)	4,862	412,103
VMware, Inc., Class A (a)	11,182	922,739
Workday, Inc., Class A (a)	11,952	975,403
Zynga, Inc., Class A (a)	94,549	251,500

		105,140,328
Specialty Retail — 2.4%
Aaron’s, Inc.	8,441	258,041
Abercrombie & Fitch Co., Class A (b)	9,492	271,851
Advance Auto Parts, Inc.	9,310	1,482,897
Ascena Retail Group, Inc. (a)	17,068	214,374
AutoNation, Inc. (a)	8,797	531,427
AutoZone, Inc. (a)	4,162	2,576,736
Bed Bath & Beyond, Inc. (a)	23,640	1,800,659
Best Buy Co., Inc.	36,649	1,428,578
Cabela’s, Inc. (a)	6,496	342,404
CarMax, Inc. (a)	28,132	1,873,029
Chico’s FAS, Inc.	19,911	322,757
CST Brands, Inc.	9,650	420,836
Dick’s Sporting Goods, Inc.	12,323	611,837
DSW, Inc., Class A	9,742	363,377
Foot Locker, Inc.	18,609	1,045,454
GameStop Corp., Class A (b)	13,848	468,062
The Gap, Inc.	32,011	1,347,983
GNC Holdings, Inc., Class A	11,618	545,581
The Home Depot, Inc.	174,532	18,320,624
Kate Spade & Co. (a)	16,149	516,929
L Brands, Inc.	31,019	2,684,694
Lowe’s Cos., Inc.	130,014	8,944,963
The Michaels Cos., Inc. (a)	3,568	88,237
O’Reilly Automotive, Inc. (a)	13,538	2,607,690
Penske Automotive Group, Inc.	5,556	272,633
PetSmart, Inc.	12,661	1,029,276
Ross Stores, Inc.	27,108	2,555,200
Sally Beauty Holdings, Inc. (a)	20,661	635,119
Signet Jewelers Ltd.	10,252	1,348,856
Staples, Inc.	82,520	1,495,262
Tiffany & Co.	14,395	1,538,250
TJX Cos., Inc.	89,372	6,129,132
Tractor Supply Co.	17,674	1,393,065
Ulta Salon Cosmetics & Fragrance, Inc. (a)	8,208	1,049,311
Urban Outfitters, Inc. (a)	13,655	479,700
Williams-Sonoma, Inc.	12,012	909,068

		67,903,892
Technology Hardware, Storage & Peripherals — 4.0%
3D Systems Corp. (a)(b)	14,027	461,067
Apple, Inc.	769,492	84,936,527
Common Stocks	Shares	Value
Technology Hardware, Storage & Peripherals (concluded)
Diebold, Inc.	8,409	$291,288
EMC Corp.	261,271	7,770,200
Hewlett-Packard Co.	241,851	9,705,481
Lexmark International, Inc., Class A	8,039	331,769
NCR Corp. (a)	21,427	624,383
NetApp, Inc.	39,777	1,648,757
SanDisk Corp.	28,868	2,828,487
Stratasys Ltd. (a)	6,302	523,759
Western Digital Corp.	28,409	3,144,876

		112,266,594
Textiles, Apparel & Luxury Goods — 0.8%
Carter’s, Inc.	6,852	598,248
Coach, Inc.	34,989	1,314,187
Deckers Outdoor Corp. (a)	4,419	402,306
Fossil Group, Inc. (a)	5,948	658,682
Hanesbrands, Inc.	12,708	1,418,467
Michael Kors Holdings Ltd. (a)	26,071	1,957,932
NIKE, Inc., Class B	89,140	8,570,811
PVH Corp.	10,500	1,345,785
Ralph Lauren Corp.	7,536	1,395,366
Under Armour, Inc., Class A (a)	22,077	1,499,028
VF Corp.	44,027	3,297,622

		22,458,434
Thrifts & Mortgage Finance — 0.1%
Hudson City Bancorp, Inc.	67,476	682,857
Nationstar Mortgage Holdings, Inc. (a)(b)	2,705	76,254
New York Community Bancorp, Inc. (b)	56,490	903,840
Ocwen Financial Corp. (a)	12,663	191,211
People’s United Financial, Inc. (b)	39,581	600,840
TFS Financial Corp.	10,010	148,999

		2,604,001
Tobacco — 1.2%
Altria Group, Inc.	253,507	12,490,290
Lorillard, Inc.	46,266	2,911,982
Philip Morris International, Inc.	200,727	16,349,214
Reynolds American, Inc.	39,399	2,532,174

		34,283,660
Trading Companies & Distributors — 0.3%
Air Lease Corp.	13,006	446,236
Fastenal Co. (b)	37,873	1,801,240
GATX Corp.	5,978	343,974
HD Supply Holdings, Inc. (a)	13,744	405,311
MRC Global, Inc. (a)	13,396	202,949
MSC Industrial Direct Co., Inc., Class A (b)	6,052	491,725
NOW, Inc. (a)(b)	13,912	357,956
United Rentals, Inc. (a)	12,413	1,266,250
Veritiv Corp. (a)	1,075	55,760
W.W. Grainger, Inc.	7,439	1,896,127
WESCO International, Inc. (a)	5,671	432,187

		7,699,715
Water Utilities — 0.1%
American Water Works Co., Inc.	22,846	1,217,692
Aqua America, Inc.	22,596	603,313

		1,821,005
Wireless Telecommunication Services — 0.1%
SBA Communications Corp., Class A (a)	16,438	1,820,673

See Notes to Financial Statements.

28	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2014

Schedule of Investments (continued)	Russell 1000® Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Wireless Telecommunication Services (concluded)
Sprint Corp. (a)	92,962	$385,792
T-Mobile U.S., Inc. (a)	33,885	912,862
Telephone & Data Systems, Inc.	11,221	283,330
United States Cellular Corp. (a)	1,674	66,676

		3,469,333
Total Common Stocks — 96.8%		2,685,489,622

Investments Companies — 0.8%
iShares Russell 1000 ETF (b)(c)	191,542	21,956,459
Total Long-Term Investments (Cost — $2,306,952,998) — 97.6%		2,707,446,081
Short-Term Securities	Shares	Value
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.14%, (c)(d)	79,872,532	$79,872,532
BlackRock Cash Funds: Prime, SL Agency Shares, 0.11%, (c)(d)(e)	33,734,031	33,734,031
Total Short-Term Securities (Cost — $113,606,563) — 4.1%		113,606,563
Total Investments (Cost — $2,420,559,561) — 101.7%		2,821,052,644
Liabilities in Excess of Other Assets — (1.7)%		(47,655,041)

Net Assets — 100.0%		$2,773,397,603

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in issuers considered to be an affiliate of the Master Portfolio during the year ended December 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2013	Shares Purchased		Shares Sold	Shares Held at December 31, 2014	Value at December 31, 2014	Income	Realized Gain
BlackRock Cash Funds: Institutional, SL Agency Shares	94,674,911	—		(14,802,379)[1]	79,872,532	$79,872,532	$64,602	—
BlackRock Cash Funds: Prime, SL Agency Shares	10,668,379	23,065,652	[2]	—	33,734,031	$33,734,031	$271567	—
BlackRock, Inc.	7,512	9,061		(303)	16,270	$5,817,501	$89,234	$10,999
The PNC Financial Services Group, Inc.	30,459	37,750		(45)	68,164	$6,218,602	$81,457	$664
iShares Russell 1000 ETF	99,042	592,500		(500,000)	191,542	$21,956,459	$359,661	$1,458,154
[1] Represents net shares sold.
[2] Represents net shares purchased.

(d)	Represents the current yield as of report date.

(e)	All or a portion of security was purchased with the cash collateral from loaned securities.

Portfolio Abbreviations

CBOE	Chicago Board Options Exchange
CME	Chicago Mercantile Exchange
ETF	Exchange-Traded Fund
MBIA	Municipal Bond Investors Assurance (National Public Finance Guaranty Corp.)
MSCI	Morgan Stanley Capital International
REIT	Real Estate Investment Trust
S&P	Standard and Poor’s

•	As of December 31, 2014, financial futures contracts outstanding were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation
54	S&P MidCap 400 E-Mini Index	Chicago Mercantile	March 2015	USD	7,822,440	$141,696
571	S&P 500 E-Mini Index	Chicago Mercantile	March 2015	USD	58,596,020	560,258
Total						$701,954

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2014	29

Schedule of Investments (concluded)	Russell 1000® Index Master Portfolio

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting] purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted price in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, please refer Note 2 of the Notes to Financial Statements.

As of December 31, 2014, the following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:[1]
Common Stocks	$2,685,489,622	—	—	$2,685,489,622
Investment Companies	21,956,459	—	—	21,956,459
Short-Term Securities:
Short-Term Securities	113,606,563	—	—	113,606,563

Total	$2,821,052,644	—	—	$2,821,052,644

[1] See above Schedule of Investments for values in each industry.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments [2]
Assets:
Equity contracts	$701,954	—	—	$701,954
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Master Portfolio may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial reporting purposes. As of December 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$3,598,000	—	—	$3,598,000
Collateral on securities loaned at value	—	$(33,734,031)	—	(33,734,031)

Total	$3,598,000	$(33,734,031)	—	$(30,136,031)

There were no transfers between levels during the year ended December 31, 2014.

See Notes to Financial Statements.

30	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2014

Statement of Assets and Liabilities	Russell 1000® Index Master Portfolio

December 31, 2014

Assets
Investments at value — unaffiliated (including securities loaned of $32,650,171) (cost — $2,277,585,522)	$2,673,453,519
Investments at value — affiliated (cost — $142,974,039)	147,599,125
Cash pledged for financial futures contracts	3,598,000
Contributions receivable from investors	1,525,807
Dividends receivable	3,489,473
Securities lending income receivable — affiliated	32,603
Investments sold receivable	4,988
Prepaid expenses	428

Total assets	2,829,703,943

Liabilities
Collateral on securities loaned at value	33,734,031
Variation margin payable on financial futures contracts	1,000,808
Investment advisory fees payable	111,560
Trustees’ fees payable	14,622
Withdrawals payable to investors	21,372,730
Other accrued expenses payable	72,589

Total liabilities	56,306,340

Net Assets	$2,773,397,603

Net Assets Consist of
Investors’ capital	$2,372,202,566
Net unrealized appreciation/depreciation	401,195,037

Net Assets	$2,773,397,603

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2014	31

Statement of Operations	Russell 1000® Index Master Portfolio

Year Ended December 31, 2014

Investment Income
Dividends — unaffiliated	$34,829,409
Dividends — affiliated	530,352
Securities lending — affiliated — net	271,567
Income — affiliated	64,602
Other income — affiliated	93
Foreign taxes withheld	(9,589)

Total income	35,686,434

Expenses
Investment advisory	903,731
Custodian	98,091
Independent Trustees	50,803
Professional	36,504
Printing	638
Miscellaneous	416

Total expenses	1,090,183
Less fees waived and/or reimbursed by advisor	(31,069)

Total expenses after fees waived and/or reimbursed	1,059,114

Net investment income	34,627,320

Realized and Unrealized Gain
Net realized gain from:
Investments — unaffiliated	9,045,909
Investments — affiliated	1,469,817
Financial futures contracts	3,663,367

14,179,093

Net change in unrealized appreciation/depreciation on:
Investments	187,335,997
Financial futures contracts	219,530

187,555,527

Net realized and unrealized gain	201,734,620

Net Increase in Net Assets Resulting from Operations	$236,361,940

See Notes to Financial Statements.

32	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2014

Statements of Changes in Net Assets	Russell 1000® Index Master Portfolio

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$34,627,320	$15,224,602
Net realized gain	14,179,093	17,280,916
Net change in unrealized appreciation/depreciation	187,555,527	183,749,499

Net increase in net assets resulting from operations	236,361,940	216,255,017

Capital Share Transactions
Proceeds from contributions	3,160,600,185	728,973,047
Value of withdrawals	(1,756,436,556)	(252,448,316)

Net increase in net assets derived from capital share transactions	1,404,163,629	476,524,731

Net Assets
Total increase in net assets	1,640,525,569	692,779,748
Beginning of year	1,132,872,034	440,092,286

End of year	$2,773,397,603	$1,132,872,034

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2014	33

Financial Highlights	Russell 1000® Index Master Portfolio

	Year Ended December 31,			Period March 31, 2011[1] to December 31, 2011
	2014	2013	2012

Total Return
Total return	13.27%	32.88%	16.39%	(4.68)%[2]

Ratio to Average Net Assets
Total expenses	0.06%	0.08%[3]	0.09%	0.40%[4,5]

Total expenses after fees waived and/or reimbursed	0.06%	0.08%[3]	0.09%	0.16%[4]

Net investment income	1.92%	1.96%[3]	2.30%	2.04%[4]

Supplemental Data
Net assets, end of year (000)	$2,773,398	$1,132,872	$440,092	$56,881

Portfolio turnover rate	6%	14%	16%	9%

[1]	Commencement of operations.

[2]	Aggregate total return.

[3]	Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01% for the year ending December 31, 2013.

[4]	Annualized.

[5]	Organization costs were not annualized in the calculation of the expense ratio.

See Notes to Financial Statements.

34	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2014

Notes to Financial Statements	Russell 1000® Index Master Portfolio

1. Organization:

Russell 1000® Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation: The Master Portfolio’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., financial futures contracts), that would be “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Master Portfolio’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure requirements for entities that enter into reverse

BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2014	35

Notes to Financial Statements (continued)	Russell 1000® Index Master Portfolio

repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Master Portfolio’s financial statement disclosures.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Master Portfolio has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of December 31, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

As of December 31, 2014, the following table is a summary of the Master Portfolio’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$855,898	$(855,898)	—
BNP Paribas S.A.	379,036	(379,036)	—
Credit Suisse Securities (USA) LLC	1,228,615	(1,228,615)	—
Deutsche Bank Securities, Inc.	233,737	(233,737)	—
Goldman Sachs & Co.	2,396,669	(2,396,669)	—
HSBC Bank PLC	257,261	(257,261)	—
Jefferies LLC	46,000	(46,000)	—
JP Morgan Securities LLC	3,482,631	(3,482,631)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	15,207,440	(15,207,440)	—
Morgan Stanley	3,305,038	(3,305,038)	—
Scotia Capital (USA) Inc.	4,434	(4,434)	—
SG Americas Securities LLC	128,536	(128,536)	—
UBS Securities LLC	5,124,876	(5,124,876)	—

Total	$32,650,171	$(32,650,171)	—

[1]

Collateral with a value of $33,734,031 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

36	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2014

Notes to Financial Statements (continued)	Russell 1000® Index Master Portfolio

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to economically hedge its exposure to certain risks such as such as equity risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Master Portfolio purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Master Portfolio as unrealized appreciation or depreciation, and if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

The following is a summary of the Master Portfolio’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2014
	Statement of Assets and Liabilities Location	Value
Equity contracts	Net unrealized appreciation/depreciation[1]	$701,954

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2014
	Net Realized Gain From	Net Change in Unrealized Appreciation/Depreciation on
Equity contracts:
Financial futures contracts	$3,663,367	$219,530

For the year ended December 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts purchased	$44,176,638
Average notional value of contracts sold	—

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Master Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Master Portfolio.

BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2014	37

Notes to Financial Statements (continued)	Russell 1000® Index Master Portfolio

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays the Manager a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at an annual rate of 0.05%.

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other Fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Master Portfolio’s business, in order to limit expenses of certain feeder funds, which invest their assets in the Master Portfolio. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the Independent Trustees.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Master Portfolio’s investment in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Statement of Operations. For the year ended December 31, 2014, the amount waived was $31,069.

The Master Portfolio recorded a payment from an affiliate to compensate for foregone securities lending revenue in the amount of $93, which is included in other income — affiliated in the Statement of Operations.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment expenses the Master Portfolio bears to an annual rate of 0.04% until December 31, 2014 and 0.05% thereafter (“the collateral investment fees”).

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent. Pursuant to a securities lending agreement effective February 1, 2014, BTC may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, the Master Portfolio retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Liquidity Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Liquidity Complex through the lending of specials only securities in the calendar year 2013, the Master Portfolio, pursuant to securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income. Prior to February 1, 2014, the Master Portfolio retained 65% of securities lending income and paid a fee to BTC

38	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2014

Notes to Financial Statements (continued)	Russell 1000® Index Master Portfolio

equal to 35% of such income. The share of securities lending income earned by the Master Portfolio is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2014, the Master Portfolio paid BTC $63,907 for securities lending agent services.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

6. Purchases and Sales:

For the year ended December 31, 2014, purchases and sales of investments excluding short-term securities were $1,521,782,663 and $107,729,461, respectively.

7. Income Tax Information:

The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns remains open for each of the three years ended December 31, 2014 and the period ended December 31, 2011. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed the tax laws and regulations and their application to the Master Portfolio’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

As of December 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$2,426,051,849

Gross unrealized appreciation	$424,917,164
Gross unrealized depreciation	(29,916,369)

Net unrealized appreciation	$395,000,795

8. Bank Borrowings:

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), was a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for a certain individual fund, the Participating Funds, including the Master Portfolio, could borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. Effective November 25, 2014, the credit agreement was amended to an aggregate commitment amount of $2.1 billion, of which the Participating Funds, including the Master Portfolio, could borrow up to $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The agreement terminates on April 23, 2015, unless otherwise extended to November 24, 2015 or renewed for a period of 364 days from April 23, 2015. The amended agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2014, the Master Portfolio did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and

BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2014	39

Notes to Financial Statements (concluded)	Russell 1000® Index Master Portfolio

interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

10. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

40	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2014

Report of Independent Registered Public Accounting Firm	Russell 1000® Index Master Portfolio

To the Board of Trustees of Master Investment Portfolio and the Interestholders of Russell 1000® Index Master Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Russell 1000® Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio, at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, transfer agent and broker, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 23, 2015

BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2014	41

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2]
Ronald W. Forbes 1940	Co-Chairman of the Board and Trustee	Since 2009	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 153 Portfolios	None
Rodney D. Johnson 1941	Co-Chairman of the Board and Trustee	Since 2009	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 153 Portfolios	None
David O. Beim 1940	Trustee	Since 2009	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 153 Portfolios	None
Frank J. Fabozzi 1948	Trustee	Since 2014	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	112 RICs consisting of 232 Portfolios	None
Dr. Matina S. Horner 1939	Trustee	Since 2009	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 153 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 1939	Trustee	Since 2009	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet services) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 153 Portfolios	None
Ian A. MacKinnon 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1998 to 2008.	33 RICs consisting of 153 Portfolios	None
Cynthia A. Montgomery 1952	Trustee	Since 2009	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 153 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee	Since 2009	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 153 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 1945	Trustee	Since 2009	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 153 Portfolios	None

42	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2014

Officers and Trustees (continued)

Name, Address and Year of Birth[1]	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2] (concluded)
Toby Rosenblatt 1938	Trustee	Since 2009	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Futures Foundation of California (philanthropic foundation) since 2009; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 153 Portfolios	None
Kenneth L. Urish 1951	Trustee	Since 2009	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 153 Portfolios	None
Frederick W. Winter 1945	Trustee	Since 2009	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005 to 2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 153 Portfolios	None
[1] The address of each Trustee is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

[2]   Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Trustees on a case-by-case basis, as appropriate.

[3]   Date shown is the earliest date a person has served for the Trust/MIP covered by this annual report. In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. (“BlackRock”) in December 2009, the Trustees were elected to the Trust’s/MIP’s Board. As a result, although the chart shows certain Trustees as joining the Trust’s/MIP’s board in 2009, those Trustees first became members of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999. Frank J. Fabozzi first became a member of the board of other funds advised by BlackRock Advisors, LLC or its affiliates in 1988.

Interested Trustees[4]
Paul L. Audet 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	141 RICs consisting of 329 Portfolios	None
Henry Gabbay 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	29 RICs consisting of 97 Portfolios	None

[4]   Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust/MIP based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust/MIP based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extended the terms of Directors on a case-by-case basis, as appropriate.

BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2014	43

Officers and Trustees (concluded)

Name, Address and Year of Birth[1]	Position(s) Held with Trust/MIP	Length of Time Served	Principal Occupation(s) During Past Five Years
Trust/MIP Officers[2]
John M. Perlowski 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.
Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock, Inc. since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2009	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2009	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] The address of each Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Trust/MIP serve at the pleasure of the Board.
Further information about the Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective September 10, 2014, Brendan Kyne resigned as a Vice President of the Trust/MIP and Jennifer McGovern became a Vice President of the Trust/MIP.

Effective December 31, 2014, Paul L. Audet and Henry Gabbay resigned as Trustees of the Trust/MIP and Ronald W. Forbes resigned as a Trustee of the Trust/MIP and Co-Chair of the Board. Effective January 1, 2015, Collette Chilton, Barbara G. Novick and Mark Stalnecker were appointed to serve as a Trustee of the Trust/MIP.

Investment Advisor BlackRock Fund Advisors San Francisco, CA 94105	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Philadelphia, PA 19103	Address of the Trust 400 Howard Street San Francisco, CA 94105

44	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2014

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2014	45

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

46	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2014

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

R1000-12/14-AR

DECEMBER 31, 2014

ANNUAL REPORT

BlackRock S&P 500 Stock Fund  |  of BlackRock Funds III

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2014

The Markets in Review

Dear Shareholder,

After an extended period of calm, market volatility increased over the course of 2014, driven largely by higher valuations in risk assets (such as equities and high yield bonds), rising geopolitical risks and expectations around global central bank policies. Several key trends drove strong performance in U.S. markets, particularly large-cap stocks, Treasuries and municipal bonds, while markets outside the U.S. were more challenged.

Investors began the year in search of relatively safer assets due to heightened risks in emerging markets, slowing growth in China and weakening U.S. economic data. As a result, equities globally declined in January while bond markets strengthened despite the expectation that interest rates would rise as the U.S. Federal Reserve had begun reducing its asset purchase programs. Strong demand for relatively safer assets pushed U.S. Treasury bond prices higher and thus kept rates low in the United States. This surprising development, as well as increasing evidence that the soft patch in U.S. economic data had been temporary and weather-related, brought equity investors racing back to the market in February.

In the months that followed, interest rates trended lower in a modest growth environment and more investors turned to equities in search of yield. Markets remained relatively calm despite rising tensions in Russia and Ukraine and further signs of decelerating growth in China. Strong corporate earnings, increased merger and acquisition activity and signs of a strengthening recovery in the U.S. and other developed economies kept equity prices moving higher. Not all segments benefited from these trends, however, as investors ultimately became wary of high valuations, resulting in a broad rotation into cheaper assets.

Volatility ticked up in the summer as geopolitical tensions escalated and investors feared that better U.S. economic indicators may compel the Fed to increase short-term interest rates sooner than previously anticipated. Global credit markets tightened as the U.S. dollar strengthened, ultimately putting a strain on investor flows, and financial markets broadly weakened in the third quarter.

Several themes dominated the markets in the fourth quarter, resulting in higher levels of volatility and the outperformance of U.S. markets versus other areas of the world. Economic growth strengthened considerably in the United States while the broader global economy showed signs of slowing. The European Central Bank and the Bank of Japan took aggressive measures to stimulate growth while the Fed moved toward tighter policy. This divergence in central bank policy caused further strengthening in the U.S. dollar versus other currencies. Oil prices, which had been falling gradually since the summer, plummeted in the fourth quarter due to a global supply-and-demand imbalance. Energy stocks sold off sharply and oil-exporting economies suffered, resulting in the poor performance of emerging market stocks.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.12%	13.69%
U.S. small cap equities (Russell 2000® Index)	1.65	4.89
International equities (MSCI Europe, Australasia, Far East Index)	(9.24)	(4.90)
Emerging market equities (MSCI Emerging Markets Index)	(7.84)	(2.19)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.03
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	4.33	10.72
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	1.96	5.97
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.00	9.25
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(2.84)	2.46
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of December 31, 2014

Investment Objective

BlackRock S&P 500 Stock Fund’s (the “Fund”) investment objective is to provide investment results that correspond to the total return performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor’s (“S&P”) 500® Index.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12 months ended December 31, 2014, the Fund’s Institutional Shares returned 13.53%, Service Shares returned 13.39%, Investor A Shares returned 13.25%, Investor C1 Shares returned 12.42% and Class K Shares returned 13.61%. The benchmark S&P 500® Index returned 13.69% for the same period.

•

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses. The Fund invests all of its assets in S&P 500® Stock Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

Describe the market environment.

•

U.S. equities moved higher in 2014 as domestic economic growth picked up momentum and interest rates continued to be low. Although volatility increased, levels generally remained below the historical norm. The year got off to a rough start, however, due to heightened risks in emerging markets, slowing growth in China and softer economic data in the United States, while investors were bracing for the impact of the U.S. Federal Reserve (the “Fed”) scaling back on stimulus. Equity markets around the world declined sharply in January. But the sell-off was short-lived and equities rebounded as uncertainty abated. Notably, relief came in the form of long-term interest rates remaining low even as the Fed reduced its open-market purchases. Additionally, investors were comforted by the Fed’s dovish stance on short-term rates and increasing evidence that the recent weakness in U.S. economic data had been temporary and weather-related.

•

Equity valuations were relatively high in the aftermath of the strong rally in 2013. Nevertheless, investors continued to favor equities in 2014 as bond yields were persistently low. Improving U.S. economic data, strong corporate earnings and increased merger and acquisition activity propelled market gains, pushing major U.S. stock indexes to all-time highs.

•

However, the combination of high valuations and expectations of higher interest rates left equities particularly vulnerable to bad news. Volatility increased as tensions between Russia and Ukraine mounted and investors considered the potential implications of economic sanctions. The fragmentation of Iraq led to escalating violence and a spike in oil prices during the summer. A ground war in Gaza, the downing of a civilian airliner over Malaysia, and Scotland’s flirtation with independence from the United Kingdom added to global headwinds, resulting in a challenging third quarter for equity markets.

•

U.S. economic growth strengthened considerably in the latter part of 2014. Initially, the good news was bad for stocks, spurring a sell-off in September as investors feared the Fed would raise short-term rates earlier than previously expected. But calm was restored when the Fed reaffirmed its anticipation that short-term rates would likely continue to be warranted for some time after its target employment and inflation levels are realized. U.S. stocks rebounded in October and continued their climb through year end as U.S. economic data continued to impress investors and help fuel a positive corporate earnings season.

•

While the pace of U.S. economic growth strengthened, the broader global economy showed signs of slowing. This drove volatility higher as the divergence in global central bank policies became a major theme in equity markets. While the Fed moved toward tightening policy, the European Central Bank and Bank of Japan implemented easing measures to stimulate their economies and support their currencies. However, the U.S. equity market absorbed much of the increased liquidity flowing from foreign central banks as global investors sought relative stability in a world of rising geopolitical tensions and uneven economic growth.

•

As the U.S. economy strengthened, so did the U.S. dollar, which put downward pressure on commodity prices. Oil prices in particular plunged in the latter months of 2014 as a global supply-and-demand imbalance materialized. Lower oil prices led to a pickup in consumer spending in the United States, a positive for U.S. stocks.

Describe recent portfolio activity.

•

During the period, as changes were made to the composition of the S&P 500® Index, the Master Portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

•	The Master Portfolio remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2014

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expenses, including administration fees, if any.

[2]	The Fund invests all of its assets in the Master Portfolio. The Master Portfolio invests primarily in a diversified portfolio of equity securities of large companies located in the United States.

[3]	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Performance Summary for the Period Ended December 31, 2014

	6-Month Total Returns	Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
		w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	6.07%	13.53%	N/A	15.23%	N/A	7.49%	N/A
Service	6.00	13.39	N/A	15.09	N/A	7.36	N/A
Investor A	5.94	13.25	N/A	14.95	N/A	7.22	N/A
Investor C1	5.55	12.42	11.42%	14.12	14.12%	6.45	6.45%
Class K	6.10	13.61	N/A	15.32	N/A	7.56	N/A
S&P 500® Index	6.12	13.69	N/A	15.45	N/A	7.67	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[5]	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,060.70	$0.62	$1,000.00	$1,024.60	$0.61	0.12%
Service	$1,000.00	$1,060.00	$1.25	$1,000.00	$1,024.00	$1.22	0.24%
Investor A	$1,000.00	$1,059.40	$1.92	$1,000.00	$1,023.34	$1.89	0.37%
Investor C1	$1,000.00	$1,055.50	$5.65	$1,000.00	$1,019.71	$5.55	1.09%
Class K	$1,000.00	$1,061.00	$0.26	$1,000.00	$1,024.95	$0.26	0.05%

[5]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund invests significantly in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2014	5

About Fund Performance
•

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to April 11, 2013, Class K Shares were an undesignated share class of the Fund.

•	Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.15% per year (but no distribution fee) and are available only to certain eligible investors.

•

Investor A Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee). These shares are generally available through financial intermediaries.

•

Investor C1 Shares are subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.15% per year. These shares are only available through distribution reinvestments by current holders.

Prior to the inception date of April 10, 2013 for Institutional and Investor A Shares and prior to the inception date of April 19, 2013 for Service and Investor C1 Shares, the performance of the classes is based on the returns of the Class K Shares, adjusted to reflect the estimated annual fund fees and operating expenses of each respective share class of the Fund.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of administration, service and distribution fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund’s administrator waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example on previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2014 and held through December 31, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

6	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2014

Statement of Assets and Liabilities	BlackRock S&P 500 Stock Fund

December 31, 2014

Assets
Investments at value — Master Portfolio (cost — $2,621,951,883)	$4,339,949,753
Withdrawals receivable from the Master Portfolio	33,705,062
Capital shares sold receivable	16,347,020

Total assets	4,390,001,835

Liabilities
Capital shares redeemed payable	50,052,082
Service and distribution fees payable	338,563
Administration fees payable	199,503
Professional fees payable	15,900
Other accrued expenses payable	300

Total liabilities	50,606,348

Net Assets	$4,339,395,487

Net Assets Consist of
Paid-in capital	$2,524,749,187
Undistributed net investment income	648,830
Accumulated net realized gain	95,999,600
Net unrealized appreciation/depreciation	1,717,997,870

Net Assets	$4,339,395,487

Net Asset Value
Institutional — Based on net assets of $1,909,077,199 and 7,717,841 shares outstanding, unlimited number of shares authorized, no par value	$247.36

Service — Based on net assets of $277,856,484 and 1,123,328 shares outstanding, unlimited number of shares authorized, no par value	$247.35

Investor A — Based on net assets of $1,149,713,993 and 4,648,189 shares outstanding, unlimited number of shares authorized, no par value	$247.35

Investor C1 — Based on net assets of $79,476,446 and 321,302 shares outstanding, unlimited number of shares authorized, no par value	$247.36

Class K — Based on net assets of $923,271,365 and 3,732,094 shares outstanding, unlimited number of shares authorized, no par value	$247.39

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2014	7

Statement of Operations	BlackRock S&P 500 Stock Fund

Year Ended December 31, 2014

Investment Income
Net investment income allocated from the Master Portfolio:
Dividends — unaffiliated	$80,333,086
Dividends — affiliated	470,220
Securities lending — affiliated — net	173,266
Income — affiliated	83,953
Foreign taxes withheld	(9,144)
Expenses	(2,154,927)
Fees waived	196,287

Total income	79,092,741

Fund Expenses
Administration — Institutional	1,570,777
Administration — Service	165,431
Administration — Investor A	1,006,986
Administration — Investor C1	126,310
Administration — Class K	195,104
Service — Service	410,124
Service — Investor A	2,718,985
Service and distribution — Investor C1	704,486
Professional	18,651
Miscellaneous	570

Total expenses	6,917,424
Less fees waived by administrator	(18,651)

Total expenses after fees waived	6,898,773

Net investment income	72,193,968

Realized and Unrealized Gain Allocated from the Master Portfolio
Net realized gain from investments and financial futures contracts	57,400,988
Net change in unrealized appreciation/depreciation on investments and financial futures contracts	382,247,974

Net realized and unrealized gain	439,648,962

Net Increase in Net Assets Resulting from Operations	$511,842,930

See Notes to Financial Statements.

8	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2014

Statements of Changes in Net Assets	BlackRock S&P 500 Stock Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$72,193,968	$46,880,109
Net realized gain	57,400,988	4,132,473
Net change in unrealized appreciation/depreciation	382,247,974	624,104,063

Net increase in net assets resulting from operations	511,842,930	675,116,645

Distributions to Shareholders From[1]
Net investment income:
Institutional	(32,595,160)	(19,390,400)
Service	(4,674,737)	(2,904,493)
Investor A	(17,698,998)	(10,732,874)
Investor C1	(685,660)	(473,608)
Class K	(16,857,221)	(12,805,036)

Decrease in net assets resulting from distributions to shareholders	(72,511,776)	(46,306,411)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	127,074,885	2,764,113,191

Net Assets
Total increase in net assets	566,406,039	3,392,923,425
Beginning of year	3,772,989,448	380,066,023

End of year	$4,339,395,487	$3,772,989,448

Undistributed net investment income, end of year	$648,830	$966,638

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2014	9

Financial Highlights	BlackRock S&P 500 Stock Fund

	Institutional
	Year Ended December 31, 2014	Period April 10, 2013[1] to December 31, 2013

Per Share Operating Performance
Net asset value, beginning of period	$221.97	$190.60

Net investment income[2]	4.28	2.89
Net realized and unrealized gain	25.50	31.21

Net increase from investment operations	29.78	34.10

Distributions from net investment income[3]	(4.39)	(2.73)

Net asset value, end of period	$247.36	$221.97

Total Return[4]
Based on net asset value	13.53%	18.03%	[5]

Ratios to Average Net Assets[6]
Total expenses[7]	0.14%	0.23%	[8]

Total expenses after fees waived[7]	0.14%	0.23%	[8]

Net investment income[7]	1.84%	1.93%	[8]

Supplemental Data
Net assets, end of period (000)	$1,909,077	$1,570,760

Portfolio turnover rate of the Master Portfolio	3%	2%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[8]	Annualized.

See Notes to Financial Statements.

10	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2014

Financial Highlights (continued)	BlackRock S&P 500 Stock Fund

	Service
	Year Ended December 31, 2014	Period April 19, 2013[1] to December 31, 2013

Per Share Operating Performance
Net asset value, beginning of period	$221.97	$186.71

Net investment income[2]	3.98	2.59
Net realized and unrealized gain	25.50	35.22

Net increase from investment operations	29.48	37.81

Distributions from net investment income[3]	(4.10)	(2.55)

Net asset value, end of period	$247.35	$221.97

Total Return[4]
Based on net asset value	13.39%	20.39%	[5]

Ratios to Average Net Assets[6]
Total expenses[7]	0.27%	0.35%	[8]

Total expenses after fees waived[7]	0.27%	0.35%	[8]

Net investment income[7]	1.71%	1.81%	[8]

Supplemental Data
Net assets, end of period (000)	$277,856	$252,419

Portfolio turnover rate of the Master Portfolio	3%	2%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2014	11

Financial Highlights (continued)	BlackRock S&P 500 Stock Fund

	Investor A
	Year Ended December 31, 2014	Period April 10, 2013[1] to December 31, 2013

Per Share Operating Performance
Net asset value, beginning of period	$221.96	$190.60

Net investment income[2]	3.68	2.50
Net realized and unrealized gain	25.51	31.23

Net increase from investment operations	29.19	33.73

Distributions from net investment income[3]	(3.80)	(2.37)

Net asset value, end of period	$247.35	$221.96

Total Return[4]
Based on net asset value	13.25%	17.82%	[5]

Ratios to Average Net Assets[6]
Total expenses[7]	0.39%	0.48%	[8]

Total expenses after fees waived[7]	0.39%	0.48%	[8]

Net investment income[7]	1.59%	1.67%	[8]

Supplemental Data
Net assets, end of period (000)	$1,149,714	$1,046,428

Portfolio turnover rate of the Master Portfolio	3%	2%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[8]	Annualized.

See Notes to Financial Statements.

12	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2014

Financial Highlights (continued)	BlackRock S&P 500 Stock Fund

	Investor C1
	Year Ended December 31, 2014	Period April 19, 2013[1] to December 31, 2013

Per Share Operating Performance
Net asset value, beginning of period	$221.98	$186.71

Net investment income[2]	1.98	1.38
Net realized and unrealized gain	25.48	35.22

Net increase from investment operations	27.46	36.60

Distributions from net investment income[3]	(2.08)	(1.33)

Net asset value, end of period	$247.36	$221.98

Total Return[4]
Based on net asset value	12.42%	19.68%	[5]

Ratios to Average Net Assets[6]
Total expenses[7]	1.12%	1.19%	[8]

Total expenses after fees waived[7]	1.12%	1.19%	[8]

Net investment income[7]	0.85%	0.97%	[8]

Supplemental Data
Net assets, end of period (000)	$79,476	$77,040

Portfolio turnover rate of the Master Portfolio	3%	2%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2014	13

Financial Highlights (concluded)	BlackRock S&P 500 Stock Fund

	Class K
	Year Ended December 31,
	2014		2013		2012		2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$221.99		$171.12		$150.57		$150.60	$133.49

Net investment income[1]	4.44		3.91		3.57		2.97	2.55
Net realized and unrealized gain (loss)	25.51		50.74		20.23		(0.05)	17.10

Net increase from investment operations	29.95		54.65		23.80		2.92	19.65

Distributions from:[2]
Net investment income	(4.55)		(3.78)		(3.25)		(2.92)	(2.54)
Return of capital	—		—		—		(0.03)	—

Total distributions	(4.55)		(3.78)		(3.25)		(2.95)	(2.54)

Net asset value, end of year	$247.39		$221.99		$171.12		$150.57	$150.60

Total Return[3]
Based on net asset value	13.61%		32.21%		15.85%		2.00%	14.91%

Ratios to Average Net Assets[4]
Total expenses	0.07%	[5]	0.17%	[5]	0.26%	[6]	0.19% [5]	0.21%

Total expenses after fees waived	0.07%	[5]	0.16%	[5]	0.18%	[6]	0.18% [5]	0.20%

Net investment income	1.91%	[5]	1.96%	[5]	2.15%	[6]	1.95% [5]	1.87%

Supplemental Data
Net assets, end of year (000)	$923,271		$826,342		$380,066		$255,280	$277,661

Portfolio turnover rate of the Master Portfolio	3%		2%		10%		5%	9%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the four years ended December 31, 2014, which include gross expenses.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

See Notes to Financial Statements.

14	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2014

Notes to Financial Statements	BlackRock S&P 500 Stock Fund

1. Organization:

BlackRock S&P 500 Stock Fund (the “Fund”), a series of BlackRock Funds III (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust is organized as a Delaware statutory trust. The Fund seeks to achieve its investment objective by investing all of its assets in S&P 500 Stock Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. At December 31, 2014, the percentage of the Master Portfolio owned by the Fund was 75.5%. As such, the financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that each bears certain expenses and conversion as outlined below. Institutional, Service and Class K Shares are sold only to certain eligible investors. Investor A Shares are generally available through financial intermediaries. Investor C1 Shares are only available through distribution reinvestments by current holders. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures. For distribution and service fee breakdown see Note 3.

Share Name	Initial Sales Charge	CDSC	Conversion
Institutional Shares	No	No	None
Service Shares	No	Yes	None
Investor A Shares	No	Yes	None
Investor C1 Shares	No	Yes	None
Class K Shares	No	No	None

Reorganization: The Board of Trustees of MIP (the “Board”), and the respective Boards and shareholders of each of BlackRock S&P 500 Index Fund (“S&P 500 Index Fund”), a series of BlackRock Index Funds, Inc., and BlackRock Index Equity Portfolio (“Index Equity Portfolio”), a series of BlackRock FundsSM (individually, a “Target Fund” and collectively, the “Target Funds”), approved the reorganization of each Target Fund into the Fund pursuant to which the Fund acquired substantially all of the assets and assumed substantially all of the liabilities of each Target Fund in exchange for an equal aggregate value of newly–issued shares of the Fund.

Each shareholder of a Target Fund received shares of the Fund in an amount equal to the aggregate net asset value of such shareholder’s Target Fund shares, as determined at the close of business on April 19, 2013, less the costs of the Target Fund’s reorganization. In connection with the reorganization, the Fund issued newly created Institutional, Service, Investor A and Investor C1 shares. The then outstanding class of Fund shares was re-designated Class K.

The reorganizations were accomplished by a tax-free exchange of shares of the Fund in the following amounts and at the following conversion ratios:

Target Fund	Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	Fund’s Share Class	Shares of the Fund
S&P 500 Index Fund	Institutional	68,741,124	0.10163775	Institutional	6,986,693
S&P 500 Index Fund	Investor A	33,831,894	0.10150342	Investor A	3,434,053
Index Equity Portfolio	Institutional	9,362,068	0.15998417	Class K	1,497,783
Index Equity Portfolio	Service	2,054,381	0.15881537	Service	326,267
Index Equity Portfolio	Investor A	5,363,591	0.15870182	Service	851,212
Index Equity Portfolio	Investor B	18,331	0.15763385	Service	2,890
Index Equity Portfolio	Investor C	2,368,143	0.15579407	Investor C1	368,943

Each Target Fund’s net assets and composition of net assets on April 19, 2013, the valuation date of the reorganization, were as follows:

Target Fund	Net Assets	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Net Unrealized Appreciation
S&P 500 Index Fund	$1,945,674,388	$1,443,196,899	$(139,324,052)	$641,801,541
Index Equity Portfolio	$568,933,275	$89,368,279	$392,716,977	$86,848,019

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2014	15

Notes to Financial Statements (continued)	BlackRock S&P 500 Stock Fund

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from the Target Funds were carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of the Fund before the acquisition were $655,959,610. The aggregate net assets of the Fund immediately after the acquisition amounted to $3,170,567,273. Each Target Fund’s fair value and cost of investments — prior to the reorganization were as follows:

Target Funds	Fair Value of Investments	Cost of Investments
S&P 500 Index Fund	$1,946,602,630	$1,304,801,089
Index Equity Portfolio	$569,177,682	$482,329,663

The purpose of these transactions was to combine three funds managed by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. Each reorganization was a tax-free event and was effective on April 22, 2013.

Assuming the acquisition had been completed on January 1, 2013, the beginning of the fiscal reporting period of the Fund, the pro forma results of operations for the year ended December 31, 2013, are as follows:

•	Net investment income: $59,870,697

•	Net realized and change in unrealized gain on investments: $1,245,158,841

•	Net increase in net assets resulting from operations: $1,305,029,538

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Fund’s Statement of Operations since April 22, 2013.

Reorganization costs incurred in connection with the reorganization were expensed by the Fund and reimbursed by BlackRock Advisors, LLC (“BAL” or the “Administrator”).

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 2 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted on a trade date basis. The Fund records daily its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

16	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2014

Notes to Financial Statements (continued)	BlackRock S&P 500 Stock Fund

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust entered into an Administration Agreement with BAL, which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the Fund’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Fund. Effective March 21, 2014, BAL is entitled to receive for these administration services an annual fee based on the average daily net assets attributed to each share class of the Fund as follows:

	Institutional	Service	Investor A	Investor C1	Class K
Rate	0.07%	0.04%	0.07%	0.14%	0.00%

Prior to March 21, 2014, BAL was entitled to receive an administration fee as a percentage of average daily net assets of each share class of the Fund as follows:

	Institutional	Service	Investor A	Investor C1	Class K
Rate	0.18%	0.15%	0.18%	0.25%	0.11%

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Fund and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

The fees and expenses of the Trust’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Trust’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Fund. BAL has contractually agreed to provide an offsetting credit against the administration fees paid by the Fund in an amount equal to the independent expenses through April 30, 2015.

The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service	Investor A	Investor C1
Service Fee	0.15%	0.25%	0.15%
Distribution Fee	—	—	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A and Investor C1 shareholders.

For the year ended December 31, 2014, affiliates received CDSCs of $1,371 for Investor C1 Shares.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates.

4. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2014	17

Notes to Financial Statements (continued)	BlackRock S&P 500 Stock Fund

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of December 31, 2014, the following permanent difference attributable to the expiration of capital loss carryforwards was reclassified to the following accounts:

Paid-in capital	$(15,670,593)
Accumulated net realized gain	$15,670,593

The tax character of distributions paid was as follows:

Ordinary Income
12/31/14	$72,511,776
12/31/13	$46,306,411

As of December 31, 2014, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$518,988
Capital loss carryforwards	(148,461,022)
Net unrealized gains[1]	1,962,588,334

Total	$1,814,646,300

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the timing and recognition of partnership income.

As of December 31, 2014, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
2015	$18,209,355
2016	79,804,537
2017	21,080,621
2018	29,366,509

Total	$148,461,022

During the year ended December 31, 2014, the Fund utilized $63,224,962 of its capital loss carryforward.

5. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2014		Period April 10, 2013[1] to December 31, 2013
	Shares	Amount	Shares	Amount
Institutional
Shares sold	3,533,974	$824,534,139	2,166,352	$440,390,615
Shares issued resulting from reorganization	—	—	6,986,693	1,304,510,503
Shares issued to shareholders in reinvestment of distributions	134,268	31,617,898	92,169	18,730,219
Shares redeemed	(3,026,858)	(706,662,787)	(2,168,757)	(442,435,143)

Net increase	641,384	$149,489,250	7,076,457	$1,321,196,194

18	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2014

Notes to Financial Statements (concluded)	BlackRock S&P 500 Stock Fund

	Year Ended December 31, 2014		Period April 19, 2013[1] to December 31, 2013
	Shares	Amount	Shares	Amount
Service
Shares sold	171,454	$40,125,114	95,553	$19,504,317
Shares issued resulting from reorganization	—	—	1,180,369	220,384,347
Shares issued to shareholders in reinvestment of distributions	19,512	4,591,617	14,036	2,850,673
Shares redeemed	(204,834)	(47,833,460)	(152,762)	(30,909,655)

Net increase (decrease)	(13,868)	$(3,116,729)	1,137,196	$211,829,682

	Year Ended December 31, 2014		Period April 10, 2013[1] to December 31, 2013
	Shares	Amount	Shares	Amount
Investor A
Shares sold	1,367,982	$318,342,711	2,019,105	$397,655,245
Shares issued resulting from reorganization	—	—	3,434,053	641,163,884
Shares issued to shareholders in reinvestment of distributions	71,007	16,706,046	49,479	10,061,015
Shares redeemed	(1,505,189)	(350,176,620)	(788,248)	(159,333,939)

Net increase (decrease)	(66,200)	$(15,127,863)	4,714,389	$889,546,205

	Year Ended December 31, 2014		Period April 19, 2013[1] to December 31, 2013
	Shares	Amount	Shares	Amount
Investor C1
Shares sold	44	$10,057	—	—
Shares issued resulting from reorganization	—	—	368,943	$68,884,568
Shares issued to shareholders in reinvestment of distributions	2,574	605,881	2,111	427,276
Shares redeemed	(28,378)	(6,561,824)	(23,992)	(4,877,874)

Net increase (decrease)	(25,760)	$(5,945,886)	347,062	$64,433,970

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class K
Shares sold	931,025	$217,851,261	955,258	$188,585,120
Shares issued resulting from reorganization	—	—	1,497,783	279,664,361
Shares issued to shareholders in reinvestment of distributions	54,585	12,850,253	51,231	10,230,673
Shares redeemed	(975,948)	(228,925,401)	(1,002,888)	(201,373,014)

Net increase	9,662	$1,776,113	1,501,384	$277,107,140

Total Net Increase	545,218	$127,074,885	14,776,488	$2,764,113,191

[1]	Commencement of operations.

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2014	19

Report of Independent Registered Public Accounting Firm	BlackRock S&P 500 Stock Fund

To the Board of Trustees of BlackRock Funds III and the Shareholders of BlackRock S&P 500 Stock Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of BlackRock S&P 500 Stock Fund (the “Fund”), a series of BlackRock Funds III, at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

Important Tax Information (Unaudited)

During the fiscal year ended December 31, 2014, the following information is provided with respect to the ordinary income distributions paid by the Fund.

January 2014 — December 2014
Qualified Dividend Income for Individuals[1]	100.00%

Dividends Qualifying for the Dividends Received Deduction for Corporations[1]	100.00%

[1]	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

20	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2014

Master Portfolio Information	S&P 500 Stock Master Portfolio

As of December 31, 2014

Ten Largest Holdings	Percent of Long-Term Investments

Apple, Inc.	4%
Exxon Mobil Corp.	2
Microsoft Corp.	2
Johnson & Johnson	2
Berkshire Hathaway, Inc. — Class B	2
Wells Fargo & Co.	1
General Electric Co.	1
The Procter & Gamble Co.	1
JPMorgan Chase & Co.	1
Chevron Corp.	1

Sector Allocation	Percent of Long-Term Investments

Information Technology	20%
Financials	17
Health Care	14
Consumer Discretionary	12
Industrials	10
Consumer Staples	10
Energy	9
Utilities	3
Materials	3
Telecommunication Services	2

For Master Portfolio compliance purposes, the Master Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2014	21

Schedule of Investments December 31, 2014	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.6%
The Boeing Co.	206,939	$26,897,931
General Dynamics Corp.	98,264	13,523,092
Honeywell International, Inc.	244,308	24,411,256
L-3 Communications Holdings, Inc.	26,580	3,354,662
Lockheed Martin Corp.	83,821	16,141,410
Northrop Grumman Corp.	63,052	9,293,234
Precision Castparts Corp.	44,490	10,716,751
Raytheon Co.	96,253	10,411,687
Rockwell Collins, Inc.	41,506	3,506,427
Textron, Inc.	86,183	3,629,166
United Technologies Corp.	264,606	30,429,690

		152,315,306
Air Freight & Logistics — 0.8%
C.H. Robinson Worldwide, Inc.	45,692	3,421,874
Expeditors International of Washington, Inc.	60,272	2,688,734
FedEx Corp.	82,220	14,278,325
United Parcel Service, Inc., Class B	217,552	24,185,256

		44,574,189
Airlines — 0.4%
Delta Air Lines, Inc.	261,234	12,850,100
Southwest Airlines Co.	211,864	8,966,085

		21,816,185
Auto Components — 0.4%
BorgWarner, Inc.	70,922	3,897,164
Delphi Automotive PLC	92,422	6,720,928
The Goodyear Tire & Rubber Co.	85,485	2,442,307
Johnson Controls, Inc.	207,904	10,050,079

		23,110,478
Automobiles — 0.7%
Ford Motor Co.	1,201,252	18,619,406
General Motors Co.	421,197	14,703,987
Harley-Davidson, Inc.	66,891	4,408,786

		37,732,179
Banks — 6.0%
Bank of America Corp.	3,282,141	58,717,502
BB&T Corp.	224,788	8,742,005
Citigroup, Inc.	945,489	51,160,410
Comerica, Inc.	56,146	2,629,879
Fifth Third Bancorp	257,231	5,241,082
Huntington Bancshares, Inc.	253,679	2,668,703
JPMorgan Chase & Co.	1,166,705	73,012,399
KeyCorp	270,465	3,759,464
M&T Bank Corp.	41,228	5,179,061
The PNC Financial Services Group, Inc. (a)	164,243	14,983,889
Regions Financial Corp.	429,537	4,535,911
SunTrust Banks, Inc.	162,775	6,820,272
US Bancorp	558,492	25,104,215
Wells Fargo & Co.	1,473,360	80,769,595
Zions Bancorporation	63,329	1,805,510

		345,129,897
Beverages — 2.1%
Brown-Forman Corp., Class B	48,843	4,290,369
The Coca-Cola Co.	1,230,312	51,943,773
Coca-Cola Enterprises, Inc.	69,436	3,070,460
Constellation Brands, Inc., Class A (b)	52,364	5,140,574
Dr Pepper Snapple Group, Inc.	60,587	4,342,876
Common Stocks	Shares	Value
Beverages (concluded)
Molson Coors Brewing Co., Class B	49,725	$3,705,507
Monster Beverage Corp. (b)	44,990	4,874,666
PepsiCo, Inc.	467,102	44,169,165

		121,537,390
Biotechnology — 2.9%
Alexion Pharmaceuticals, Inc. (b)	61,882	11,450,026
Amgen, Inc.	237,401	37,815,605
Biogen Idec, Inc. (b)	73,702	25,018,144
Celgene Corp. (b)	249,270	27,883,342
Gilead Sciences, Inc. (b)	470,847	44,382,038
Regeneron Pharmaceuticals, Inc. (b)	23,162	9,502,211
Vertex Pharmaceuticals, Inc. (b)	75,062	8,917,366

		164,968,732
Building Products — 0.1%
Allegion PLC	29,833	1,654,538
Masco Corp.	111,164	2,801,333

		4,455,871
Capital Markets — 2.3%
Affiliated Managers Group, Inc. (b)	17,342	3,680,666
Ameriprise Financial, Inc.	57,602	7,617,864
The Bank of New York Mellon Corp.	351,360	14,254,675
BlackRock, Inc. (a)	39,755	14,214,798
The Charles Schwab Corp.	358,605	10,826,285
E*Trade Financial Corp. (b)	90,112	2,185,667
Franklin Resources, Inc.	122,316	6,772,637
The Goldman Sachs Group, Inc.	126,425	24,504,958
Invesco Ltd.	134,346	5,309,354
Legg Mason, Inc.	31,362	1,673,790
Morgan Stanley	476,489	18,487,773
Northern Trust Corp.	69,082	4,656,127
State Street Corp.	130,315	10,229,727
T. Rowe Price Group, Inc.	80,969	6,951,998

		131,366,319
Chemicals — 2.4%
Air Products & Chemicals, Inc.	60,025	8,657,406
Airgas, Inc.	20,978	2,416,246
CF Industries Holdings, Inc.	15,520	4,229,821
The Dow Chemical Co.	345,784	15,771,208
E.I. du Pont de Nemours & Co.	282,762	20,907,422
Eastman Chemical Co.	46,305	3,512,697
Ecolab, Inc.	84,294	8,810,409
FMC Corp.	41,582	2,371,421
International Flavors & Fragrances, Inc.	25,300	2,564,408
LyondellBasell Industries NV, Class A	129,710	10,297,677
Monsanto Co.	151,074	18,048,811
The Mosaic Co.	98,531	4,497,940
PPG Industries, Inc.	42,843	9,903,159
Praxair, Inc.	90,933	11,781,280
The Sherwin-Williams Co.	25,472	6,700,155
Sigma-Aldrich Corp.	37,166	5,101,777

		135,571,837
Commercial Services & Supplies — 0.5%
The ADT Corp. (c)	54,451	1,972,760
Cintas Corp.	30,294	2,376,261
Iron Mountain, Inc.	58,178	2,249,161
Pitney Bowes, Inc.	62,973	1,534,652
Republic Services, Inc.	78,769	3,170,452

See Notes to Financial Statements.

22	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2014

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Commercial Services & Supplies (concluded)
Stericycle, Inc. (b)	26,500	$3,473,620
Tyco International PLC	130,631	5,729,476
Waste Management, Inc.	132,936	6,822,276

		27,328,658
Communications Equipment — 1.7%
Cisco Systems, Inc.	1,595,924	44,390,626
F5 Networks, Inc. (b)	23,003	3,001,086
Harris Corp.	32,674	2,346,647
Juniper Networks, Inc.	120,208	2,683,043
Motorola Solutions, Inc.	66,132	4,436,135
QUALCOMM, Inc.	518,913	38,570,803

		95,428,340
Construction & Engineering — 0.1%
Fluor Corp.	48,735	2,954,803
Jacobs Engineering Group, Inc. (b)	40,774	1,822,190
Quanta Services, Inc. (b)	67,916	1,928,135

		6,705,128
Construction Materials — 0.1%
Martin Marietta Materials, Inc.	19,310	2,130,279
Vulcan Materials Co.	41,095	2,701,175

		4,831,454
Consumer Finance — 0.9%
American Express Co.	277,726	25,839,627
Capital One Financial Corp.	173,533	14,325,149
Discover Financial Services	141,549	9,270,044
Navient Corp.	128,083	2,767,874

		52,202,694
Containers & Packaging — 0.2%
Avery Dennison Corp.	28,456	1,476,297
Ball Corp.	42,751	2,914,336
MeadWestvaco Corp.	52,058	2,310,855
Owens-Illinois, Inc. (b)	51,591	1,392,441
Sealed Air Corp.	65,833	2,793,294

		10,887,223
Distributors — 0.1%
Genuine Parts Co.	47,701	5,083,496
Diversified Consumer Services — 0.1%
H&R Block, Inc.	85,861	2,891,798
Diversified Financial Services — 2.1%
Berkshire Hathaway, Inc., Class B (b)	569,124	85,453,969
CME Group, Inc.	98,813	8,759,772
IntercontinentalExchange Group, Inc.	35,178	7,714,184
Leucadia National Corp.	98,871	2,216,688
McGraw-Hill Financial, Inc.	84,728	7,539,097
Moody’s Corp.	57,303	5,490,200
The NASDAQ OMX Group, Inc.	36,675	1,758,933

		118,932,843
Diversified Telecommunication Services — 2.3%
AT&T, Inc.	1,618,840	54,376,836
CenturyLink, Inc.	178,101	7,049,237
Frontier Communications Corp.	312,679	2,085,569
Level 3 Communications, Inc. (b)	87,015	4,296,801
Verizon Communications, Inc.	1,295,113	60,585,386
Windstream Holdings, Inc. (c)	188,254	1,551,213

		129,945,042
Common Stocks	Shares	Value
Electric Utilities — 1.8%
American Electric Power Co., Inc.	152,681	$9,270,790
Duke Energy Corp.	220,738	18,440,453
Edison International	101,676	6,657,744
Entergy Corp.	56,321	4,926,961
Exelon Corp.	268,222	9,945,672
FirstEnergy Corp.	131,313	5,119,894
NextEra Energy, Inc.	136,220	14,478,824
Northeast Utilities	98,861	5,291,041
Pepco Holdings, Inc.	78,597	2,116,617
Pinnacle West Capital Corp.	34,462	2,354,099
PPL Corp.	207,551	7,540,328
The Southern Co.	280,818	13,790,972
Xcel Energy, Inc.	157,807	5,668,427

		105,601,822
Electrical Equipment — 0.6%
AMETEK, Inc.	76,743	4,038,984
Eaton Corp. PLC	148,113	10,065,760
Emerson Electric Co.	216,502	13,364,668
Rockwell Automation, Inc.	42,385	4,713,212

		32,182,624
Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp., Class A	96,606	5,198,369
Corning, Inc.	400,118	9,174,706
FLIR Systems, Inc.	44,007	1,421,866
TE Connectivity Ltd.	126,914	8,027,310

		23,822,251
Energy Equipment & Services — 1.3%
Baker Hughes, Inc.	135,081	7,573,992
Cameron International Corp. (b)	61,647	3,079,268
Diamond Offshore Drilling, Inc. (c)	20,866	765,991
Ensco PLC, Class A	73,106	2,189,525
FMC Technologies, Inc. (b)	72,923	3,415,713
Halliburton Co.	264,476	10,401,841
Helmerich & Payne, Inc.	33,777	2,277,245
Nabors Industries Ltd.	89,849	1,166,240
National Oilwell Varco, Inc.	134,372	8,805,397
Noble Corp. PLC	78,948	1,308,168
Schlumberger Ltd.	401,621	34,302,450
Transocean Ltd. (c)	106,260	1,947,746

		77,233,576
Food & Staples Retailing — 2.5%
Costco Wholesale Corp.	136,621	19,366,027
CVS Health Corp.	357,798	34,459,525
The Kroger Co.	153,259	9,840,760
Safeway, Inc.	71,890	2,524,777
Sysco Corp.	183,463	7,281,646
Wal-Mart Stores, Inc.	492,911	42,331,197
Walgreens Boots Alliance, Inc.	271,498	20,688,148
Whole Foods Market, Inc.	112,166	5,655,410

		142,147,490
Food Products — 1.6%
Archer-Daniels-Midland Co.	200,914	10,447,528
Campbell Soup Co.	55,898	2,459,512
ConAgra Foods, Inc.	132,572	4,809,712
General Mills, Inc.	188,451	10,050,092
The Hershey Co.	46,197	4,801,254
Hormel Foods Corp.	41,923	2,184,188

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2014	23

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Food Products (concluded)
The J.M. Smucker Co.	31,771	$3,208,236
Kellogg Co.	78,690	5,149,474
Keurig Green Mountain, Inc.	37,918	5,020,154
Kraft Foods Group, Inc.	183,791	11,516,344
McCormick & Co., Inc.	40,307	2,994,810
Mead Johnson Nutrition Co.	63,047	6,338,745
Mondelez International, Inc., Class A	524,286	19,044,689
Tyson Foods, Inc., Class A	91,436	3,665,669

		91,690,407
Gas Utilities — 0.0%
AGL Resources, Inc.	37,307	2,033,605
Health Care Equipment & Supplies — 2.2%
Abbott Laboratories	469,943	21,156,834
Baxter International, Inc.	169,143	12,396,490
Becton Dickinson & Co.	59,912	8,337,354
Boston Scientific Corp. (b)	413,950	5,484,838
C.R. Bard, Inc.	23,373	3,894,409
CareFusion Corp. (b)	63,632	3,775,923
Covidien PLC	141,308	14,452,982
DENTSPLY International, Inc.	44,211	2,355,120
Edwards Lifesciences Corp. (b)	33,382	4,252,199
Intuitive Surgical, Inc. (b)	11,314	5,984,427
Medtronic, Inc.	307,196	22,179,551
St. Jude Medical, Inc.	89,224	5,802,237
Stryker Corp.	93,272	8,798,348
Varian Medical Systems, Inc. (b)	31,217	2,700,583
Zimmer Holdings, Inc.	52,850	5,994,247

		127,565,542
Health Care Providers & Services — 2.3%
Aetna, Inc.	109,779	9,751,669
AmerisourceBergen Corp.	64,854	5,847,237
Anthem Inc.	84,258	10,588,703
Cardinal Health, Inc.	103,307	8,339,974
Cigna Corp.	81,650	8,402,601
DaVita HealthCare Partners, Inc. (b)	53,648	4,063,300
Express Scripts Holding Co. (b)	229,067	19,395,103
Humana, Inc.	47,896	6,879,302
Laboratory Corp. of America Holdings (b)	26,361	2,844,352
McKesson Corp.	72,368	15,022,149
Patterson Cos., Inc.	26,660	1,282,346
Quest Diagnostics, Inc.	45,099	3,024,339
Tenet Healthcare Corp. (b)	30,661	1,553,593
UnitedHealth Group, Inc.	299,562	30,282,723
Universal Health Services, Inc., Class B	28,421	3,162,120

		130,439,511
Health Care Technology — 0.1%
Cerner Corp. (b)	94,840	6,132,354
Hotels, Restaurants & Leisure — 1.6%
Carnival Corp.	140,560	6,371,585
Chipotle Mexican Grill, Inc. (b)	9,679	6,625,372
Darden Restaurants, Inc.	41,388	2,426,579
Marriott International, Inc., Class A	66,343	5,176,744
McDonald’s Corp.	303,749	28,461,281
Royal Caribbean Cruises Ltd.	52,115	4,295,840
Starbucks Corp.	233,536	19,161,629
Starwood Hotels & Resorts Worldwide, Inc.	55,748	4,519,490
Wyndham Worldwide Corp.	38,484	3,300,388
Wynn Resorts Ltd.	25,278	3,760,355
Common Stocks	Shares	Value
Hotels, Restaurants & Leisure (concluded)
Yum! Brands, Inc.	136,511	$9,944,826

		94,044,089
Household Durables — 0.4%
D.R. Horton, Inc.	103,521	2,618,046
Garmin Ltd.	37,679	1,990,582
Harman International Industries, Inc.	21,378	2,281,246
Leggett & Platt, Inc.	42,938	1,829,588
Lennar Corp., Class A	55,715	2,496,589
Mohawk Industries, Inc. (b)	19,335	3,003,886
Newell Rubbermaid, Inc.	84,642	3,224,014
PulteGroup, Inc.	104,201	2,236,153
Whirlpool Corp.	24,301	4,708,076

		24,388,180
Household Products — 2.0%
The Clorox Co.	40,381	4,208,104
Colgate-Palmolive Co.	267,371	18,499,399
Kimberly-Clark Corp.	116,238	13,430,139
The Procter & Gamble Co.	843,323	76,818,292

		112,955,934
Independent Power and Renewable Electricity Producers — 0.1%
The AES Corp.	204,826	2,820,454
NRG Energy, Inc.	105,501	2,843,252

		5,663,706
Industrial Conglomerates — 2.3%
3M Co.	200,007	32,865,150
Danaher Corp.	190,792	16,352,782
General Electric Co.	3,134,136	79,199,617
Roper Industries, Inc.	31,256	4,886,876

		133,304,425
Insurance — 2.8%
ACE Ltd.	103,546	11,895,365
Aflac, Inc.	140,671	8,593,591
The Allstate Corp.	130,922	9,197,271
American International Group, Inc.	436,933	24,472,617
Aon PLC	89,003	8,440,155
Assurant, Inc.	21,944	1,501,628
The Chubb Corp.	73,609	7,616,323
Cincinnati Financial Corp.	45,930	2,380,552
Genworth Financial, Inc., Class A (b)	155,456	1,321,376
Hartford Financial Services Group, Inc.	134,693	5,615,351
Lincoln National Corp.	81,063	4,674,903
Loews Corp.	93,445	3,926,559
Marsh & McLennan Cos., Inc.	168,834	9,664,058
MetLife, Inc.	354,546	19,177,393
Principal Financial Group, Inc.	85,225	4,426,587
The Progressive Corp.	167,123	4,510,650
Prudential Financial, Inc.	142,946	12,930,895
Torchmark Corp.	40,171	2,176,063
The Travelers Cos., Inc.	103,440	10,949,124
Unum Group	78,681	2,744,393
XL Group PLC	80,573	2,769,294

		158,984,148
Internet & Catalog Retail — 1.2%
Amazon.com, Inc. (b)	118,492	36,773,992
Expedia, Inc.	30,804	2,629,430
Netflix, Inc. (b)	18,801	6,422,610

See Notes to Financial Statements.

24	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2014

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Internet & Catalog Retail (concluded)
The Priceline Group, Inc. (b)	16,340	$18,631,031
TripAdvisor, Inc. (b)	34,785	2,597,048

		67,054,111
Internet Software & Services — 3.2%
Akamai Technologies, Inc. (b)	55,542	3,496,924
eBay, Inc. (b)	352,834	19,801,044
Facebook, Inc., Class A (b)	652,557	50,912,497
Google, Inc., Class A (b)	88,962	47,208,575
Google, Inc., Class C (b)	88,880	46,786,432
VeriSign, Inc. (b)	34,033	1,939,881
Yahoo!, Inc. (b)	274,994	13,889,947

		184,035,300
IT Services — 3.3%
Accenture PLC, Class A	195,857	17,491,989
Alliance Data Systems Corp. (b)	19,948	5,706,125
Automatic Data Processing, Inc.	150,442	12,542,350
Cognizant Technology Solutions Corp., Class A (b)	190,031	10,007,033
Computer Sciences Corp.	43,866	2,765,751
Fidelity National Information Services, Inc.	88,622	5,512,288
Fiserv, Inc. (b)	76,158	5,404,933
International Business Machines Corp.	287,259	46,087,834
Mastercard, Inc., Class A	305,827	26,350,054
Paychex, Inc.	101,902	4,704,815
Teradata Corp. (b)	47,779	2,086,987
Total System Services, Inc.	51,618	1,752,947
Visa, Inc., Class A	152,441	39,970,030
The Western Union Co. (c)	163,178	2,922,518
Xerox Corp.	334,988	4,642,934

		187,948,588
Leisure Products — 0.1%
Hasbro, Inc.	35,323	1,942,412
Mattel, Inc.	105,728	3,271,753

		5,214,165
Life Sciences Tools & Services — 0.4%
Agilent Technologies, Inc.	104,074	4,260,790
PerkinElmer, Inc.	35,298	1,543,582
Thermo Fisher Scientific, Inc.	124,843	15,641,579
Waters Corp. (b)	25,982	2,928,691

		24,374,642
Machinery — 1.5%
Caterpillar, Inc.	188,957	17,295,234
Cummins, Inc.	53,036	7,646,200
Deere & Co.	111,856	9,895,900
Dover Corp.	51,572	3,698,744
Flowserve Corp.	42,478	2,541,459
Illinois Tool Works, Inc.	112,262	10,631,211
Ingersoll-Rand PLC	82,872	5,253,256
Joy Global, Inc.	30,701	1,428,210
PACCAR, Inc.	110,507	7,515,581
Pall Corp.	33,268	3,367,054
Parker Hannifin Corp.	46,388	5,981,733
Pentair PLC	58,316	3,873,349
Snap-on, Inc.	18,131	2,479,233
Stanley Black & Decker, Inc.	48,885	4,696,871
Xylem, Inc.	56,722	2,159,407

		88,463,442
Common Stocks	Shares	Value
Media — 3.5%
Cablevision Systems Corp., New York Group, Class A (c)	68,289	$1,409,485
CBS Corp., Class B	148,834	8,236,474
Comcast Corp., Class A	804,049	46,642,882
DIRECTV (b)	156,740	13,589,358
Discovery Communications, Inc., Class A (b)	46,326	1,595,931
Discovery Communications, Inc., Class C (b)	85,271	2,875,338
Gannett Co., Inc.	70,462	2,249,852
The Interpublic Group of Cos., Inc.	130,333	2,707,016
News Corp., Class A (b)	155,655	2,442,227
Omnicom Group, Inc.	77,472	6,001,756
Scripps Networks Interactive, Inc., Class A	31,681	2,384,629
Time Warner Cable, Inc.	87,539	13,311,180
Time Warner, Inc.	261,705	22,354,841
Twenty-First Century Fox, Inc., Class A	578,746	22,226,740
Viacom, Inc., Class B	115,312	8,677,228
The Walt Disney Co.	486,904	45,861,488

		202,566,425
Metals & Mining — 0.4%
Alcoa, Inc.	367,869	5,808,651
Allegheny Technologies, Inc.	33,758	1,173,766
Freeport-McMoRan Copper & Gold, Inc.	324,280	7,575,181
Newmont Mining Corp.	155,641	2,941,615
Nucor Corp.	99,547	4,882,780

		22,381,993
Multi-Utilities — 1.2%
Ameren Corp.	75,712	3,492,595
CenterPoint Energy, Inc.	134,112	3,142,244
CMS Energy Corp.	85,827	2,982,488
Consolidated Edison, Inc.	91,401	6,033,380
Dominion Resources, Inc.	182,230	14,013,487
DTE Energy Co.	55,231	4,770,301
Integrys Energy Group, Inc.	24,961	1,943,214
NiSource, Inc.	98,515	4,179,006
PG&E Corp.	148,263	7,893,522
Public Service Enterprise Group, Inc.	157,921	6,539,509
SCANA Corp.	44,479	2,686,532
Sempra Energy	72,134	8,032,842
TECO Energy, Inc.	73,216	1,500,196
Wisconsin Energy Corp. (c)	70,372	3,711,419

		70,920,735
Multiline Retail — 0.7%
Dollar General Corp. (b)	94,690	6,694,583
Dollar Tree, Inc. (b)	64,176	4,516,707
Family Dollar Stores, Inc.	29,971	2,374,003
Kohl’s Corp.	63,067	3,849,610
Macy’s, Inc.	107,782	7,086,666
Nordstrom, Inc.	43,953	3,489,429
Target Corp.	198,788	15,089,997

		43,100,995
Oil, Gas & Consumable Fuels — 7.0%
Anadarko Petroleum Corp.	158,055	13,039,537
Apache Corp.	117,519	7,364,916
Cabot Oil & Gas Corp.	128,940	3,817,913
Chesapeake Energy Corp.	161,880	3,167,992
Chevron Corp.	589,995	66,185,639
Cimarex Energy Co.	27,225	2,885,850

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2014	25

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
ConocoPhillips	384,158	$26,529,951
CONSOL Energy, Inc.	71,822	2,428,302
Denbury Resources, Inc.	109,386	889,308
Devon Energy Corp.	120,009	7,345,751
EOG Resources, Inc.	171,027	15,746,456
EQT Corp.	47,277	3,578,869
Exxon Mobil Corp.	1,321,606	122,182,475
Hess Corp.	79,329	5,856,067
Kinder Morgan, Inc.	530,280	22,436,147
Marathon Oil Corp.	210,612	5,958,213
Marathon Petroleum Corp.	87,462	7,894,320
Murphy Oil Corp.	52,059	2,630,021
Newfield Exploration Co. (b)	42,819	1,161,251
Noble Energy, Inc.	112,458	5,333,883
Occidental Petroleum Corp.	242,074	19,513,585
ONEOK, Inc.	64,966	3,234,657
Phillips 66	172,768	12,387,466
Pioneer Natural Resources Co.	46,467	6,916,613
QEP Resources, Inc.	51,445	1,040,218
Range Resources Corp.	52,642	2,813,715
Southwestern Energy Co. (b)	110,187	3,007,003
Spectra Energy Corp.	209,401	7,601,256
Tesoro Corp.	39,416	2,930,580
Valero Energy Corp.	162,704	8,053,848
The Williams Cos., Inc.	209,940	9,434,704

		403,366,506
Paper & Forest Products — 0.1%
International Paper Co.	132,231	7,084,937
Personal Products — 0.1%
Avon Products, Inc.	136,022	1,277,246
The Estee Lauder Cos., Inc., Class A	69,854	5,322,875

		6,600,121
Pharmaceuticals — 6.2%
AbbVie, Inc.	497,248	32,539,909
Actavis PLC (b)	82,724	21,293,985
Allergan, Inc.	92,972	19,764,917
Bristol-Myers Squibb Co.	517,693	30,559,418
Eli Lilly & Co.	305,792	21,096,590
Hospira, Inc. (b)	52,798	3,233,878
Johnson & Johnson	873,612	91,353,607
Mallinckrodt PLC (b)	36,284	3,593,205
Merck & Co., Inc.	889,775	50,530,322
Mylan, Inc. (b)	116,800	6,584,016
Perrigo Co. PLC	43,929	7,343,172
Pfizer, Inc.	1,966,468	61,255,478
Zoetis, Inc.	156,448	6,731,957

		355,880,454
Professional Services — 0.2%
The Dun & Bradstreet Corp.	11,206	1,355,478
Equifax, Inc.	37,650	3,044,755
Nielsen Holdings NV	101,079	4,521,264
Robert Half International, Inc.	42,442	2,477,764

		11,399,261
Real Estate Investment Trusts (REITs) — 2.3%
American Tower Corp.	123,730	12,230,711
Apartment Investment & Management Co., Class A	45,641	1,695,563
Common Stocks	Shares	Value
Real Estate Investment Trusts (REITs) (concluded)
AvalonBay Communities, Inc.	41,196	$6,731,015
Boston Properties, Inc.	47,778	6,148,551
Crown Castle International Corp.	104,189	8,199,674
Equity Residential	113,085	8,124,026
Essex Property Trust, Inc.	19,954	4,122,496
General Growth Properties, Inc.	195,825	5,508,557
HCP, Inc.	143,322	6,310,468
Health Care REIT, Inc. (c)	102,259	7,737,939
Host Hotels & Resorts, Inc.	236,333	5,617,635
Kimco Realty Corp.	128,381	3,227,498
The Macerich Co.	43,910	3,662,533
Plum Creek Timber Co., Inc.	54,997	2,353,322
Prologis, Inc.	156,032	6,714,057
Public Storage	45,280	8,370,008
Simon Property Group, Inc.	96,992	17,663,213
Ventas, Inc.	91,391	6,552,735
Vornado Realty Trust	54,486	6,413,547
Weyerhaeuser Co.	163,687	5,874,726

		133,258,274
Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A (b)	87,247	2,988,210
Road & Rail — 1.0%
CSX Corp.	310,647	11,254,741
Kansas City Southern	34,438	4,202,469
Norfolk Southern Corp.	96,571	10,585,147
Ryder System, Inc.	16,591	1,540,474
Union Pacific Corp.	277,498	33,058,337

		60,641,168
Semiconductors & Semiconductor Equipment — 2.4%
Altera Corp.	95,164	3,515,358
Analog Devices, Inc.	97,147	5,393,602
Applied Materials, Inc.	380,235	9,475,456
Avago Technologies Ltd.	78,924	7,938,965
Broadcom Corp., Class A	168,120	7,284,640
First Solar, Inc. (b)	23,332	1,040,491
Intel Corp.	1,509,032	54,762,771
KLA-Tencor Corp.	51,347	3,610,721
Lam Research Corp.	49,626	3,937,327
Linear Technology Corp.	74,432	3,394,099
Microchip Technology, Inc.	62,707	2,828,713
Micron Technology, Inc. (b)	335,007	11,728,595
NVIDIA Corp.	161,125	3,230,556
Texas Instruments, Inc.	329,692	17,626,983
Xilinx, Inc.	82,563	3,574,152

		139,342,429
Software — 3.8%
Adobe Systems, Inc. (b)	147,865	10,749,786
Autodesk, Inc. (b)	70,998	4,264,140
CA, Inc.	99,955	3,043,630
Citrix Systems, Inc. (b)	50,258	3,206,460
Electronic Arts, Inc. (b)	97,066	4,563,558
Intuit, Inc.	89,106	8,214,682
Microsoft Corp.	2,572,575	119,496,109
Oracle Corp.	1,009,523	45,398,249
Red Hat, Inc. (b)	58,714	4,059,486
Salesforce.com, Inc. (b)	183,139	10,861,974
Symantec Corp.	215,370	5,525,317

		219,383,391

See Notes to Financial Statements.

26	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2014

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Specialty Retail — 2.4%
AutoNation, Inc. (b)	23,326	$1,409,124
AutoZone, Inc. (b)	10,002	6,192,338
Bed Bath & Beyond, Inc. (b)	57,805	4,403,007
Best Buy Co., Inc.	90,845	3,541,138
CarMax, Inc. (b)	67,244	4,477,105
GameStop Corp., Class A (c)	33,903	1,145,921
The Gap, Inc.	83,313	3,508,310
The Home Depot, Inc.	411,305	43,174,686
L Brands, Inc.	76,723	6,640,376
Lowe’s Cos., Inc.	303,662	20,891,946
O’Reilly Automotive, Inc. (b)	31,667	6,099,697
PetSmart, Inc.	31,019	2,521,690
Ross Stores, Inc.	65,482	6,172,333
Staples, Inc.	200,024	3,624,435
Tiffany & Co.	35,118	3,752,709
TJX Cos., Inc.	215,005	14,745,043
Tractor Supply Co.	42,441	3,345,200
Urban Outfitters, Inc. (b)	31,260	1,098,164

		136,743,222
Technology Hardware, Storage & Peripherals — 4.7%
Apple, Inc.	1,830,423	202,042,091
EMC Corp.	635,072	18,887,041
Hewlett-Packard Co.	582,447	23,373,598
NetApp, Inc.	97,307	4,033,375
SanDisk Corp.	68,877	6,748,568
Seagate Technology PLC	102,122	6,791,113
Western Digital Corp.	68,141	7,543,209

		269,418,995
Textiles, Apparel & Luxury Goods — 0.8%
Coach, Inc.	85,994	3,229,934
Fossil Group, Inc. (b)	14,041	1,554,900
Michael Kors Holdings Ltd. (b)	64,257	4,825,701
NIKE, Inc., Class B	217,802	20,941,662
PVH Corp.	25,710	3,295,251
Ralph Lauren Corp.	18,898	3,499,154
Under Armour, Inc., Class A (b)	52,013	3,531,683
VF Corp.	107,821	8,075,793

		48,954,078
Common Stocks	Shares	Value
Thrifts & Mortgage Finance — 0.1%
Hudson City Bancorp, Inc.	150,441	$1,522,463
People’s United Financial, Inc.	96,350	1,462,593

		2,985,056
Tobacco — 1.4%
Altria Group, Inc.	616,843	30,391,854
Lorillard, Inc.	112,352	7,071,435
Philip Morris International, Inc.	484,918	39,496,571
Reynolds American, Inc.	96,162	6,180,332

		83,140,192
Trading Companies & Distributors — 0.2%
Fastenal Co.	85,104	4,047,546
United Rentals, Inc. (b)	31,144	3,177,000
W.W. Grainger, Inc.	18,942	4,828,126

		12,052,672
Total Long-Term Investments (Cost — $3,006,458,952) — 99.1%		5,694,304,085

Short-Term Securities
Money Market Funds — 1.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.15% (a)(d)	76,063,771	76,063,771
BlackRock Cash Funds: Prime, SL Agency Shares, 0.13% (a)(d)(e)	6,710,893	6,710,893
Total Short-Term Securities (Cost — $82,774,664) — 1.4%		82,774,664
Total Investments (Cost — $3,089,233,616) — 100.5%		5,777,078,749
Liabilities in Excess of Other Assets — (0.5)%		(28,500,463)

Net Assets — 100.0%		$5,748,578,286

Notes to Schedule of Investments

(a)	During the year ended December 31, 2014, investments in issuers considered to be an affiliate of the Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2013	Shares Purchased	Shares Sold	Shares Held at December 31, 2014	Value at December 31, 2014	Income	Realized Gain
BlackRock, Inc.	40,465	941	(1,651)	39,755	$14,214,798	$306,154	$115,636
BlackRock Cash Funds: Institutional, SL Agency Shares	92,138,359	—	(16,074,588)[1]	76,063,771	$76,063,771	$114,991	—
BlackRock Cash Funds: Prime, SL Agency Shares	11,657,294	—	(4,946,401)[1]	6,710,893	$6,710,893	$236,557	—
The PNC Financial Services Group, Inc.	169,461	4,152	(9,370)	164,243	$14,983,889	$316,687	$182,136
[1] Represents net shares sold.

(b)	Non-income producing security.

(c)	Security, or a portion of security, is on loan.

(d)	Represents the current yield as of report date.

(e)	All or a portion of security was purchased with the cash collateral from loaned securities.

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2014	27

Schedule of Investments (concluded)	S&P 500 Stock Master Portfolio
•	As of December 31, 2014, financial futures contracts outstanding were as follows:

Contracts Purchased	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
830	S&P 500 E-Mini Index	Chicago Mercantile	March 2015	$85,174,600	$609,987

•

For Master Portfolio compliance purposes, the Master Portfolio’s sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector and industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of Notes to Financial Statements.

As of December 31, 2014, the following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$5,694,304,085	—	—	$5,694,304,085
Short-Term Securities:
Money Market Funds	82,774,664	—	—	82,774,664

Total	$5,777,078,749	—	—	$5,777,078,749

[1] See above Schedule of Investments for values in each industry.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Equity contracts	$609,987	—	—	$609,987
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Master Portfolio may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of December 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$4,570,000	—	—	$4,570,000
Liabilities:
Collateral on securities loaned at value	—	$(6,710,893)	—	(6,710,893)

Total	$4,570,000	$(6,710,893)	—	$(2,140,893)

During the year ended December 31, 2014, there were no transfers between levels.

See Notes to Financial Statements.

28	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2014

Statement of Assets and Liabilities	S&P 500 Stock Master Portfolio

December 31, 2014

Assets
Investments at value — unaffiliated (including securities loaned at value of $6,420,154) (cost — $2,990,305,097)	$5,665,105,398
Investments at value — affiliated (cost — $98,928,519)	111,973,351
Dividends receivable	7,621,075
Cash pledged for financial futures contracts	4,570,000
Contributions receivable from investors	1,040,092
Securities lending income receivable — affiliated	17,925

Total assets	5,790,327,841

Liabilities
Withdrawals payable to investors	33,705,062
Collateral on securities loaned at value	6,710,893
Variation margin payable on financial futures contracts	1,038,673
Investment advisory fees payable	219,938
Officer’s and Trustees’ fees payable	39,807
Professional fees payable	35,182

Total liabilities	41,749,555

Net Assets	$5,748,578,286

Net Assets Consist of
Investors’ capital	$3,060,123,166
Net unrealized appreciation/depreciation	2,688,455,120

Net Assets	$5,748,578,286

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2014	29

Statement of Operations	S&P 500 Stock Master Portfolio

Year Ended December 31, 2014

Investment Income
Dividends — unaffiliated	$110,628,628
Dividends — affiliated	622,841
Securities lending — affiliated — net	236,557
Income — affiliated	114,991
Foreign taxes withheld	(12,900)

Total income	111,590,117

Expenses
Investment advisory	2,752,257
Trustees	160,928
Professional	54,722

Total expenses	2,967,907
Less fees waived by Manager	(270,108)

Total expenses after fees reimbursed	2,697,799

Net investment income	108,892,318

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments — unaffiliated	56,968,322
Investments — affiliated	297,772
Financial futures contracts	19,467,250

76,733,344

Net change in unrealized appreciation/depreciation on:
Investments	527,636,489
Financial futures contracts	(67,373)

527,569,116

Net realized and unrealized gain	604,302,460

Net Increase in Net Assets Resulting from Operations	$713,194,778

See Notes to Financial Statements.

30	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2014

Statements of Changes in Net Assets	S&P 500 Stock Master Portfolio

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$108,892,318	$82,885,589
Net realized gain	76,733,344	8,349,909
Net change in unrealized appreciation/depreciation	527,569,116	992,927,582

Net increase in net assets resulting from operations	713,194,778	1,084,163,080

Capital Transactions
Proceeds from contributions	539,481,303	3,187,732,511
Value of withdrawals	(775,228,002)	(718,697,605)

Net increase (decrease) in net assets derived from capital transactions	(235,746,699)	2,469,034,906

Net Assets
Total increase in net assets	477,448,079	3,553,197,986
Beginning of year	5,271,130,207	1,717,932,221

End of year	$5,748,578,286	$5,271,130,207

Financial Highlights	S&P 500 Stock Master Portfolio

	Year Ended December 31,
	2014	2013	2012	2011	2010

Total Return
Total Return	13.63%	32.33%	15.98%	2.13%	15.06%

Ratio to Average Net Assets
Total expenses	0.05%	0.05%	0.06%	0.06%	0.05%

Total expenses after fees waived and paid indirectly	0.05%	0.05%	0.05%	0.05%	0.05%

Net investment income	1.98%	2.08%	2.22%	2.08%	2.01%

Supplemental Data
Net assets, end of year (000)	$5,748,578	$5,271,130	$1,717,932	$2,108,316	$2,158,717

Portfolio turnover rate	3%	2%	10%	5%	9%

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2014	31

Notes to Financial Statements	S&P 500 Stock Master Portfolio

1. Organization:

S&P 500 Stock Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust.

The Master Portfolio, together with certain other registered investment companies advised by the Manager or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

Reorganization: The Board of Trustees of MIP (the “Board”) and the Board of Master S&P 500 Index Series, a series of Quantitative Master Series LLC (the “Target Master Portfolio”), approved the reorganization of the Target Master Portfolio into the Master Portfolio pursuant to which the Master Portfolio acquired substantially all of the assets and substantially all of the liabilities of the Target Master Portfolio in exchange for beneficial interests of the Master Portfolio (the “Master Reorganization”). The Master Reorganization was approved by the shareholders of each feeder fund that invests its assets in the Target Master Portfolio. The Target Master Portfolio is the surviving entity for tax purposes.

The Target Master Portfolio’s net assets and composition of net assets on April 19, 2013, the valuation date of the reorganization, were as follows:

Net assets	$2,515,780,312
Investors’ capital	$1,709,840,605
Net unrealized appreciation	$805,939,707

For financial reporting purposes, assets received by the Master Portfolio were recorded at fair value. However, the cost basis of the investments being received from the Target Master Portfolio were carried forward to align ongoing reporting of the Master Portfolio’s realized and unrealized gains and losses for tax purposes.

The net assets of the Master Portfolio before the acquisition were $2,116,282,511. The aggregate net assets of the Master Portfolio immediately after the acquisition amounted to $4,632,062,823. The Target Master Portfolio’s fair value and cost of investments prior to the reorganization were as follows:

	Fair Value of Investments	Cost of Investments
Target Master Portfolio	$2,451,677,239	$1,645,737,532

The purpose of this transaction was to combine two portfolios managed by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on April 22, 2013.

Assuming the acquisition had been completed on January 1, 2013, the beginning of the fiscal reporting period of the Master Portfolio, the pro forma results of operations for the year ended December 31, 2013 are as follows:

•	Net investment income: $98,196,994

•	Net realized and change in unrealized gain on investments: $1,618,199,797

•	Net increase in net assets resulting from operations: $1,716,396,791

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Master Portfolio that have been included in the Master Portfolio’s Statement of Operations since April 22, 2013.

Reorganization costs incurred in connection with the reorganization were expensed by the Master Portfolio and reimbursed by BFA.

2. Significant Accounting Policies:

The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results

32	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2014

Notes to Financial Statements (continued)	S&P 500 Stock Master Portfolio

could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation: The Master Portfolio’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments. Investments in open-end registered investment companies are valued at NAV each business day. Equity investments traded on a recognized securities exchange are valued at the official close each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Financial futures contracts traded on exchanges are valued at their last sale price.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where a Master Portfolio enters into certain investments (e.g., financial futures contracts), that would be “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Master Portfolio’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Master Portfolio’s financial statement disclosures.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Master Portfolio has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Preferred Stock: The Master Portfolio may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2014	33

Notes to Financial Statements (continued)	S&P 500 Stock Master Portfolio

preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. As of December 31, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

As of December 31, 2014, the following table is a summary of the Master Portfolio’s securities lending agreements by counterparty, which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$793,888	$(793,888)	—
Credit Suisse Securities (USA) LLC	262,046	(262,046)	—
Deutsche Bank Securities Inc.	1,501,193	(1,501,193)	—
Goldman Sachs & Co.	6,269	(6,269)	—
JP Morgan Securities LLC	1,997,848	(1,997,848)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	4,399	(4,399)	—
Morgan Stanley	27,100	(27,100)	—
National Financial Services LLC	231,209	(231,209)	—
State Street Bank & Trust Co.	1,596,202	(1,596,202)	—

Total	$6,420,154	$(6,420,154)	—

[1]

Collateral with a value of $6,710,893 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to economically hedge its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange or OTC.

34	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2014

Notes to Financial Statements (continued)	S&P 500 Stock Master Portfolio

Financial Futures Contracts: The Master Portfolio purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Master Portfolio as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

The following is a summary of the Master Portfolio’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2014
		Value
	Statement of Assets and Liabilities Location	Derivative Assets
Equity contracts	Net unrealized appreciation/depreciation[1]	$609,987

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2014
	Net Realized Gain From	Net Change in Unrealized Appreciation/Depreciation on
Equity contracts:
Financial futures contracts	$19,467,250	$(67,373)

For the year ended December 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts purchased	$68,679,546

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Master Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Master Portfolio. With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc, (“BlackRock”).

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement (the “Investment Advisory Agreement”) with BFA, the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. BFA is responsible for the

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2014	35

Notes to Financial Statements (continued)	S&P 500 Stock Master Portfolio

management of the Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Master Portfolio. For such services, the Master Portfolio pays BFA a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at an annual rate of 0.05%.

MIP entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL may delegate certain of its administration duties to sub-administrators.

BAL, in consideration thereof, has agreed to bear all of the Master Portfolio’s and MIP’s ordinary operating expenses excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio.

BAL is not entitled to compensation for providing administration services to the Master Portfolio, for so long as BAL is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Master Portfolio’s investment in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Statement of Operations. For year ended December 31, 2014, the amount waived was $54,437.

The fees and expenses of the MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BFA has contractually agreed to cap the expenses of the Master Portfolio at the rate at which the Master Portfolio pays an advisory fee to BFA by providing an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to the independent expenses. This contractual waiver is effective through April 30, 2015. The amount of the waiver, if any, is shown as fees reimbursed in the Statement of Operations.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by the Manager or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04% until December 31, 2014 and 0.05% thereafter (the “collateral investment fees”).

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent. Pursuant to a securities lending agreement effective February 1, 2014, BTC may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, the Master Portfolio retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Liquidity Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Liquidity Complex through the lending of specials only securities in the calendar year 2013, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income. Prior to February 1, 2014, the Master Portfolio retained 65% of securities lending income and paid a fee to BTC equal to 35% of such income. The share of securities lending income earned by the Master Portfolio is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2014, the Master Portfolio paid BTC $51,988 in total for securities lending agent services and collateral investment fees.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

6. Purchases and Sales:

For the year ended December 31, 2014, purchases and sales of investments, excluding short-term securities were $183,690,825 and $312,716,349, respectively.

36	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2014

Notes to Financial Statements (concluded)	S&P 500 Stock Master Portfolio

7. Income Tax Information:

The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

As of December 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$2,743,339,714

Gross unrealized appreciation	$3,458,563,818
Gross unrealized depreciation	(424,824,783)

Net unrealized appreciation	$3,033,739,035

8. Bank Borrowings:

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), was a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for a certain individual fund, the Participating Funds, including the Master Portfolio, could borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. Effective November 25, 2014, the credit agreement was amended to an aggregate commitment amount of $2.1 billion, of which the Participating Funds, including the Master Portfolio can borrow up to $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The agreement terminates on April 23, 2015, unless otherwise extended to November 24, 2015 or renewed for a period of 364 days from April 23, 2015. The amended agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2014, the Master Portfolio did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

10. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2014	37

Report of Independent Registered Public Accounting Firm	S&P 500 Stock Master Portfolio

To the Board of Trustees of Master Investment Portfolio and the Interestholders of S&P 500 Stock Master Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of S&P 500 Stock Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio, at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, transfer agent and broker, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

38	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2014

Officers and Trustees

Name, Address and Year of Birth[1]	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2]
Ronald W. Forbes 1940	Co-Chairman of the Board and Trustee	Since 2009	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 153 Portfolios	None
Rodney D. Johnson 1941	Co-Chairman of the Board and Trustee	Since 2009	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 153 Portfolios	None
David O. Beim 1940	Trustee	Since 2009	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 153 Portfolios	None
Frank J. Fabozzi 1948	Trustee	Since 2014	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	112 RICs consisting of 232 Portfolios	None
Dr. Matina S. Horner 1939	Trustee	Since 2009	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 153 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 1939	Trustee	Since 2009	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet services) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 153 Portfolios	None
Ian A. MacKinnon 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1998 to 2008.	33 RICs consisting of 153 Portfolios	None
Cynthia A. Montgomery 1952	Trustee	Since 2009	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 153 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee	Since 2009	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 153 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 1945	Trustee	Since 2009	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 153 Portfolios	None

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2014	39

Officers and Trustees (continued)

Name, Address and Year of Birth[1]	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2] (concluded)
Toby Rosenblatt 1938	Trustee	Since 2009	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Futures Foundation (philanthropic foundation) since 2009; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 153 Portfolios	None
Kenneth L. Urish 1951	Trustee	Since 2009	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 153 Portfolios	None
Frederick W. Winter 1945	Trustee	Since 2009	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005 to 2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 153 Portfolios	None
[1] The address of each Trustee is c/o BlackRock Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

[2]   Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Trustees on a case-by-case basis, as appropriate.

[3]   Date shown is the earliest date a person has served for the Trust/MIP. In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. (“BlackRock”) in December 2009, the Trustees were elected to the Trust’s/MIP’s Board. As a result, although the chart shows certain Trustees as joining the Trust’s/MIP’s board in 2009, those Trustees first became members of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999. Frank J. Fabozzi first became a member of the board of other funds advised by BlackRock Advisors, LLC or its affiliates in 1988.

Interested Trustees[4]
Paul L. Audet 1953	Trustee	Since 2011	Senior Managing Director of BlackRock, and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	141 RICs consisting of 329 Portfolios	None
Henry Gabbay 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	29 RICs consisting of 97 Portfolios	None

4  Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust/MIP based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust/MIP based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet, Dr. Fabozzi and Mr. Gabbay are also directors of the BlackRock registered closed-end funds and directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Directors on a case-by-case basis, as appropriate.

40	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2014

Officers and Trustees (concluded)

Name, Address and Year of Birth[1]	Position(s) Held with Trust/MIP	Length of Time Served	Principal Occupation(s) During Past Five Years
Trust/MIP Officers[2]
John M. Perlowski 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.
Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock, Inc. since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014

Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Benjamin Archibald 1975	Secretary	Since 2012

Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.

[1] The address of each Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Trust/MIP serve at the pleasure of the Board.

Effective September 10, 2014, Brendan Kyne resigned as a Vice President of the Fund and Jennifer McGovern became a Vice President of the Fund.

Effective December 31, 2014, Paul L. Audet and Henry Gabbay resigned as Trustees of the Fund and Ronald W. Forbes resigned as a Trustee of the Fund and Co-Chair of the Board. Effective January 1, 2015, Collette Chilton, Barbara G. Novick and Mark Stalnecker were appointed to serve as Trustees of the Fund.

Investment Advisor BlackRock Fund Advisors San Francisco, CA 94105	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Philadelphia, PA 19103	Address of the Trust 400 Howard Street San Francisco, CA 94105

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2014	41

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

42	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2014

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2014	43

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

SPSF-12/14-AR

Portfolio Information as of December 31, 2014

Ten Largest Holdings	Percent of Long-Term Investments

Microsoft Corp.	3%
JPMorgan Chase & Co.	2
Apple, Inc.	2
Pfizer, Inc.	2
Wells Fargo & Co.	2
Union Pacific Corp.	2
Citigroup, Inc.	2
Qualcomm, Inc.	1
Intel Corp.	1
Google, Inc	1

Sector Allocation	Percent of Long-Term Investments

Information Technology	21%
Financials	18
Health Care	15
Consumer Discretionary	13
Industrials	11
Energy	8
Consumer Staples	6
Materials	4
Utilities	2
Telecommunication Services	2

For Master Portfolio compliance purposes, the Master Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2014	1

Portfolio Information as of December 31, 2014

Derivative Financial Instruments

The Master Portfolio may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Master Portfolio’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolio’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

2	ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2014

Schedule of Investments December 31, 2014	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 3.3%
The Boeing Co.	82,484	$10,721,270
General Dynamics Corp.	56,621	7,792,182
Honeywell International, Inc.	74,850	7,479,012
Lockheed Martin Corp.	29,280	5,638,450
Northrop Grumman Corp.	96,770	14,262,930
Precision Castparts Corp.	20,430	4,921,179
Raytheon Co.	171,660	18,568,462
Rockwell Collins, Inc.	33,130	2,798,822
Spirit Aerosystems Holdings, Inc., Class A (a)	39,600	1,704,384
United Technologies Corp.	62,920	7,235,800

		81,122,491
Air Freight & Logistics — 0.4%
FedEx Corp.	61,409	10,664,287
Airlines — 1.2%
American Airlines Group, Inc.	7,720	414,024
Delta Air Lines, Inc.	187,687	9,232,323
Southwest Airlines Co.	97,160	4,111,811
Spirit Airlines, Inc. (a)	60,002	4,534,951
United Continental Holdings, Inc. (a)	162,758	10,886,883

		29,179,992
Auto Components — 0.8%
Delphi Automotive PLC	24,114	1,753,570
Johnson Controls, Inc.	194,420	9,398,263
Lear Corp.	77,625	7,613,460

		18,765,293
Automobiles — 0.2%
General Motors Co.	135,900	4,744,269
Banks — 7.7%
Bank of America Corp.	888,660	15,898,127
CIT Group, Inc.	63,442	3,034,431
Citigroup, Inc.	672,150	36,370,037
Citizens Financial Group, Inc.	82,398	2,048,414
Comerica, Inc.	2,550	119,442
Fifth Third Bancorp	459,910	9,370,666
JPMorgan Chase & Co.	877,408	54,908,193
KeyCorp	126,670	1,760,713
Regions Financial Corp.	268,300	2,833,248
SunTrust Banks, Inc.	223,160	9,350,404
US Bancorp	243,100	10,927,345
Wells Fargo & Co.	737,213	40,414,017

		187,035,037
Beverages — 1.7%
The Coca-Cola Co.	135,055	5,702,022
Coca-Cola Enterprises, Inc.	161,799	7,154,752
Constellation Brands, Inc., Class A (a)	15,202	1,492,380
Common Stocks	Shares	Value
Beverages (concluded)
Diageo PLC	286,580	$8,209,676
Dr Pepper Snapple Group, Inc.	182,944	13,113,426
Monster Beverage Corp. (a)	55,568	6,020,793

		41,693,049
Biotechnology — 2.6%
Amgen, Inc.	152,439	24,282,008
Biogen Idec, Inc. (a)	4,518	1,533,635
Celgene Corp. (a)	47,906	5,358,765
Cubist Pharmaceuticals, Inc. (a)	2,514	253,034
Forward Pharma A/S, ADR (a)	22,920	477,424
Gilead Sciences, Inc. (a)	142,860	13,465,984
Regeneron Pharmaceuticals, Inc. (a)	11,199	4,594,390
United Therapeutics Corp. (a)	54,760	7,090,872
Vertex Pharmaceuticals, Inc. (a)	53,099	6,308,161

		63,364,273
Capital Markets — 1.5%
Affiliated Managers Group, Inc. (a)	10,026	2,127,918
Ameriprise Financial, Inc.	28,705	3,796,236
The Goldman Sachs Group, Inc.	53,969	10,460,812
KKR & Co. LP	3,200	74,272
Morgan Stanley	450,405	17,475,714
State Street Corp.	10,700	839,950
Waddell & Reed Financial, Inc., Class A	13,221	658,670

		35,433,572
Chemicals — 2.2%
Akzo Nobel NV — ADR	164,900	3,759,720
Axalta Coating Systems, Ltd. (a)	22,801	593,282
Cabot Corp.	39,234	1,720,803
Celanese Corp., Series A	39,717	2,381,431
Cytec Industries, Inc.	14,948	690,149
The Dow Chemical Co.	155,170	7,077,304
E.I. du Pont de Nemours & Co.	169,420	12,526,915
Eastman Chemical Co.	22,629	1,716,636
Ecolab, Inc.	14,084	1,472,060
LyondellBasell Industries NV, Class A	30,390	2,412,662
Monsanto Co.	2,834	338,578
NewMarket Corp.	479	193,291
PolyOne Corp.	9,322	353,397
PPG Industries, Inc.	73,585	17,009,173
Sigma-Aldrich Corp.	3,794	520,802

		52,766,203
Communications Equipment — 2.7%
Cisco Systems, Inc.	772,620	21,490,425
CommScope Holding Co., Inc. (a)	61,791	1,410,689
Harris Corp.	26,519	1,904,595
Motorola Solutions, Inc.	93,010	6,239,111

See Notes to Financial Statements.

ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2014	3

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Communications Equipment (concluded)
QUALCOMM, Inc.	419,010	$31,145,013
Telefonaktiebolaget LM Ericsson — ADR	369,780	4,474,338

		66,664,171
Construction & Engineering — 0.1%
AECOM Technology Corp. (a)	93,320	2,834,129
Jacobs Engineering Group, Inc. (a)	5,470	244,454

		3,078,583
Consumer Finance — 2.3%
American Express Co.	116,230	10,814,039
Capital One Financial Corp.	145,450	12,006,898
Discover Financial Services	347,911	22,784,691
SLM Corp.	728,053	7,418,860
Synchrony Financial (a)	137,237	4,082,801

		57,107,289
Containers & Packaging — 0.6%
Crown Holdings, Inc. (a)	17,790	905,511
MeadWestvaco Corp.	84,137	3,734,841
Packaging Corp. of America	48,713	3,802,050
Rock-Tenn Co., Class A	113,795	6,939,219

		15,381,621
Diversified Consumer Services — 0.1%
ServiceMaster Global Holdings, Inc. (a)	92,819	2,484,765
Diversified Financial Services — 1.2%
Ally Financial, Inc. (a)	31,066	733,779
Berkshire Hathaway, Inc., Class B (a)	79,147	11,883,922
CME Group, Inc.	38,570	3,419,230
FNFV Group (a)	185,615	2,921,580
IntercontinentalExchange Group, Inc.	2,300	504,367
Moody’s Corp.	33,081	3,169,491
The NASDAQ OMX Group, Inc.	135,270	6,487,549

		29,119,918
Diversified Telecommunication Services — 1.1%
BCE, Inc.	28,750	1,318,475
Verizon Communications, Inc.	529,352	24,763,087

		26,081,562
Electric Utilities — 0.5%
American Electric Power Co., Inc.	51,605	3,133,455
Duke Energy Corp.	20,566	1,718,084
Edison International	12,966	849,014
FirstEnergy Corp.	9,410	366,896
ITC Holdings Corp.	26,110	1,055,627
NextEra Energy, Inc.	34,170	3,631,929
Common Stocks	Shares	Value
Electric Utilities (concluded)
Northeast Utilities	20,140	$1,077,893

		11,832,898
Electrical Equipment — 0.4%
The Babcock & Wilcox Co.	63,284	1,917,505
Rockwell Automation, Inc.	53,980	6,002,576
SolarCity Corp. (a)(b)	32,760	1,752,005

		9,672,086
Electronic Equipment, Instruments & Components — 0.6%
Avnet, Inc.	43,090	1,853,732
Corning, Inc.	37,800	866,754
Flextronics International Ltd. (a)	318,443	3,560,193
FLIR Systems, Inc.	13,876	448,334
Ingram Micro, Inc., Class A (a)	204,144	5,642,540
Keysight Technologies, Inc. (a)	35,052	1,183,706
TE Connectivity Ltd.	31,150	1,970,237

		15,525,496
Energy Equipment & Services — 1.2%
Baker Hughes, Inc.	15,094	846,321
Cameron International Corp. (a)	21,978	1,097,801
Dresser-Rand Group, Inc. (a)	2,517	205,891
Halliburton Co.	74,060	2,912,780
Noble Corp. PLC (b)	5,230	86,661
Oceaneering International, Inc.	49,210	2,894,040
Schlumberger Ltd.	250,706	21,412,799

		29,456,293
Food & Staples Retailing — 1.8%
Costco Wholesale Corp.	48,706	6,904,076
CVS Health Corp.	195,590	18,837,273
The Kroger Co.	209,350	13,442,363
Wal-Mart Stores, Inc.	25,400	2,181,352
Whole Foods Market, Inc.	40,444	2,039,186

		43,404,250
Food Products — 1.0%
The Hershey Co.	20,188	2,098,139
Kellogg Co.	2,700	176,688
Kraft Foods Group, Inc.	64,540	4,044,076
Mondelez International, Inc., Class A	119,503	4,340,946
Tyson Foods, Inc., Class A	177,417	7,112,648
Unilever NV — NY Shares	150,580	5,878,643

		23,651,140
Gas Utilities — 0.1%
UGI Corp.	40,390	1,534,012
Health Care Equipment & Supplies — 1.8%
Abbott Laboratories	71,030	3,197,771

See Notes to Financial Statements.

4	ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2014

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Health Care Equipment & Supplies (concluded)
Baxter International, Inc.	131,784	$9,658,449
Becton Dickinson & Co.	27,200	3,785,152
CareFusion Corp. (a)	6,927	411,048
Covidien PLC	14,406	1,473,446
Edwards Lifesciences Corp. (a)	16,709	2,128,393
Halyard Health, Inc. (a)	50,475	2,295,098
Hologic, Inc. (a)	94,350	2,522,919
Intuitive Surgical, Inc. (a)	3,312	1,751,849
Medtronic, Inc.	129,779	9,370,044
St. Jude Medical, Inc.	85,145	5,536,979
Zimmer Holdings, Inc.	19,410	2,201,482

		44,332,630
Health Care Providers & Services — 3.9%
Aetna, Inc.	153,019	13,592,678
AmerisourceBergen Corp.	17,343	1,563,645
Anthem Inc.	16,440	2,066,015
Cardinal Health, Inc.	54,132	4,370,076
Catamaran Corp. (a)	144,775	7,492,106
Centene Corp. (a)	68,111	7,073,327
Cigna Corp.	64,430	6,630,491
Community Health Systems, Inc. (a)	99,340	5,356,413
Express Scripts Holding Co. (a)	58,392	4,944,051
HCA Holdings, Inc. (a)	57,204	4,198,202
Humana, Inc.	15,404	2,212,477
Laboratory Corp. of America Holdings (a)	25,820	2,785,978
McKesson Corp.	42,280	8,776,482
Quest Diagnostics, Inc. (b)	193,980	13,008,299
UnitedHealth Group, Inc.	16,400	1,657,876
Universal Health Services, Inc., Class B	77,207	8,590,051
VCA, Inc. (a)	5,603	273,258

		94,591,425
Health Care Technology — 0.1%
Athenahealth, Inc. (a)	14,141	2,060,344
Hotels, Restaurants & Leisure — 1.3%
ARAMARK	37,708	1,174,604
Chipotle Mexican Grill, Inc. (a)	141	96,516
Hyatt Hotels Corp., Class A (a)	24,097	1,450,880
Jack in the Box, Inc.	7,142	571,074
Las Vegas Sands Corp.	260,531	15,152,483
SeaWorld Entertainment, Inc.	60,220	1,077,938
Six Flags Entertainment Corp.	61,661	2,660,672
Starbucks Corp.	54,531	4,474,269
Wyndham Worldwide Corp.	32,015	2,745,607
Wynn Resorts Ltd.	13,161	1,957,830

		31,361,873
Household Durables — 0.3%
Newell Rubbermaid, Inc.	143,810	5,477,723
Common Stocks	Shares	Value
Household Durables (concluded)
Tupperware Brands Corp.	15,370	$968,310

		6,446,033
Household Products — 0.9%
Energizer Holdings, Inc.	12,030	1,546,577
Kimberly-Clark Corp.	21,292	2,460,078
The Procter & Gamble Co.	188,113	17,135,213

		21,141,868
Independent Power and Renewable Electricity Producers — 0.3%
The AES Corp.	390,550	5,377,873
Dynegy, Inc. (a)	45,274	1,374,066

		6,751,939
Industrial Conglomerates — 1.8%
3M Co.	89,195	14,656,522
Danaher Corp.	105,071	9,005,635
General Electric Co.	771,047	19,484,358

		43,146,515
Insurance — 3.5%
ACE Ltd.	15,020	1,725,498
Aflac, Inc.	2,800	171,052
American Financial Group, Inc.	10,669	647,822
American International Group, Inc.	56,680	3,174,647
AmTrust Financial Services, Inc. (b)	3,399	191,194
Aspen Insurance Holdings Ltd.	2,532	110,826
Assured Guaranty Ltd.	46,143	1,199,256
CNA Financial Corp.	113,342	4,387,469
CNO Financial Group, Inc.	47,100	811,062
Genworth Financial, Inc., Class A (a)	314,300	2,671,550
The Hanover Insurance Group, Inc.	103,010	7,346,673
Hartford Financial Services Group, Inc.	106,406	4,436,066
Lincoln National Corp.	92,162	5,314,982
MetLife, Inc.	236,426	12,788,282
Protective Life Corp.	2,538	176,772
Prudential Financial, Inc.	141,374	12,788,692
The Travelers Cos., Inc.	152,016	16,090,894
Voya Financial, Inc.	178,098	7,547,793
Willis Group Holdings PLC	17,284	774,496
XL Group PLC	95,250	3,273,742

		85,628,768
Internet & Catalog Retail — 1.2%
Alibaba Group Holding Ltd.	56,835	5,907,430
Alibaba Group Holding Ltd. — SP ADR (a)	1,400	145,516
Expedia, Inc.	14,990	1,279,546
Liberty Interactive Corp., Series A (a)	81,480	2,397,142

See Notes to Financial Statements.

ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2014	5

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Internet & Catalog Retail (concluded)
Liberty TripAdvisor Holdings, Inc., Series A (a)	101,605	$2,733,175
Netflix, Inc. (a)	14,543	4,968,034
The Priceline Group, Inc. (a)	4,910	5,598,431
TripAdvisor, Inc. (a)	84,426	6,303,245

		29,332,519
Internet Software & Services — 4.2%
Akamai Technologies, Inc. (a)	22,416	1,411,311
Baidu, Inc. — ADR (a)	26,082	5,945,914
eBay, Inc. (a)	77,608	4,355,361
Facebook, Inc., Class A (a)	339,954	26,523,211
Google, Inc., Class A (a)	56,250	29,849,625
Google, Inc., Class C (a)	31,140	16,392,096
IAC/InterActiveCorp	53,361	3,243,815
LendingClub Corp. (a)(b)	68,106	1,723,082
LinkedIn Corp. (a)	27,654	6,352,400
Yahoo!, Inc. (a)	145,607	7,354,610

		103,151,425
IT Services — 3.1%
Alliance Data Systems Corp. (a)	55,405	15,848,600
Amdocs Ltd.	120,807	5,636,251
Broadridge Financial Solutions, Inc.	89,956	4,154,168
Computer Sciences Corp.	115,455	7,279,438
DST Systems, Inc.	61,640	5,803,406
International Business Machines Corp.	10,280	1,649,323
Mastercard, Inc., Class A	150,440	12,961,911
Total System Services, Inc.	129,441	4,395,816
Visa, Inc., Class A (b)	53,185	13,945,107
The Western Union Co. (b)	79,980	1,432,442
Xerox Corp.	196,070	2,717,530

		75,823,992
Life Sciences Tools & Services — 0.1%
Illumina, Inc. (a)	11,416	2,107,165
Machinery — 1.1%
Crane Co.	23,458	1,376,985
Dover Corp.	18,110	1,298,849
Illinois Tool Works, Inc.	5,696	539,411
Ingersoll-Rand PLC	12,003	760,870
ITT Corp.	18,215	736,979
Parker Hannifin Corp.	49,840	6,426,868
Stanley Black & Decker, Inc.	71,182	6,839,166
WABCO Holdings, Inc. (a)	77,469	8,117,202

		26,096,330
Media — 4.0%
Cablevision Systems Corp., New York Group, Class A	48,570	1,002,485
CBS Corp., Class B	51,817	2,867,553
Common Stocks	Shares	Value
Media (concluded)
Comcast Corp., Class A	302,979	$17,575,812
Comcast Corp., Special Class A (b)	276,540	15,919,025
DIRECTV (a)	86,558	7,504,579
Discovery Communications, Inc., Class C (a)	7,264	244,942
The Interpublic Group of Cos., Inc.	113,970	2,367,157
Liberty Global PLC, Class A (a)	153,741	7,718,567
Lions Gate Entertainment Corp.	16,142	516,867
Markit Ltd. (a)	13,875	366,716
Omnicom Group, Inc.	55,770	4,320,502
Time Warner Cable, Inc.	16,014	2,435,089
Time Warner, Inc.	60,475	5,165,774
Twenty-First Century Fox, Inc., Class A	233,023	8,949,248
Viacom, Inc., Class B	186,888	14,063,322
The Walt Disney Co.	67,542	6,361,781

		97,379,419
Metals & Mining — 0.2%
BHP Billiton Ltd.	228,020	5,390,991
Newmont Mining Corp.	13,795	260,725

		5,651,716
Multi-Utilities — 0.9%
CenterPoint Energy, Inc.	332,740	7,796,098
CMS Energy Corp.	183,242	6,367,660
Dominion Resources, Inc.	52,970	4,073,393
Sempra Energy	18,840	2,098,022
Wisconsin Energy Corp.	21,050	1,110,177

		21,445,350
Multiline Retail — 0.7%
Dollar General Corp. (a)	178,408	12,613,446
Family Dollar Stores, Inc.	3,194	252,997
Macy’s, Inc.	59,030	3,881,222

		16,747,665
Office Electronics — 0.1%
Zebra Technologies Corp., Class A (a)	27,810	2,152,772
Oil, Gas & Consumable Fuels — 6.8%
Anadarko Petroleum Corp.	76,555	6,315,788
Apache Corp.	118,850	7,448,330
California Resources Corp. (a)	42,684	235,189
Chevron Corp.	114,130	12,803,103
Concho Resources, Inc. (a)	41,099	4,099,625
ConocoPhillips	68,020	4,697,461
Devon Energy Corp.	130,828	8,007,982
EnLink Midstream LLC	87,767	3,120,995
Exxon Mobil Corp.	69,834	6,456,153
Gulfport Energy Corp. (a)	76,920	3,210,641
Marathon Oil Corp.	947,739	26,811,536
Marathon Petroleum Corp.	208,790	18,845,385

See Notes to Financial Statements.

6	ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2014

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
Occidental Petroleum Corp.	106,710	$8,601,893
PBF Energy, Inc.	44,697	1,190,728
Phillips 66	49,509	3,549,795
Pioneer Natural Resources Co.	11,696	1,740,950
Range Resources Corp.	18,183	971,881
Rice Energy, Inc. (a)	9,714	203,703
Spectra Energy Corp.	111,090	4,032,567
Suncor Energy, Inc.	405,900	12,899,502
Total SA — ADR	255,877	13,100,902
Valero Energy Corp.	320,728	15,876,036
Whiting Petroleum Corp. (a)	14,434	476,322

		164,696,467
Paper & Forest Products — 0.3%
International Paper Co.	161,430	8,649,419
Personal Products — 0.0%
Herbalife Ltd. (b)	2,540	95,758
Nu Skin Enterprises, Inc., Class A (b)	15,500	677,350

		773,108
Pharmaceuticals — 6.6%
AbbVie, Inc.	211,144	13,817,263
Allergan, Inc.	7,553	1,605,692
Bristol-Myers Squibb Co.	163,890	9,674,427
Catalent, Inc. (a)	55,528	1,548,121
Hospira, Inc. (a)	117,140	7,174,825
Johnson & Johnson	275,752	28,835,387
Mallinckrodt PLC (a)	20,468	2,026,946
Merck & Co., Inc.	364,873	20,721,138
Perrigo Co. PLC	32,693	5,464,962
Pfizer, Inc.	1,298,628	40,452,262
Shire PLC, ADR	23,100	4,909,674
Teva Pharmaceutical Industries Ltd. — ADR	281,589	16,194,183
Valeant Pharmaceuticals International, Inc. (a)	53,811	7,700,892

		160,125,772
Professional Services — 0.3%
Manpowergroup, Inc.	61,636	4,201,726
Nielsen Holdings NV	51,100	2,285,703

		6,487,429
Real Estate Investment Trusts (REITs) — 1.6%
American Campus Communities, Inc.	30,305	1,253,415
American Tower Corp.	37,450	3,701,933
Columbia Property Trust, Inc.	56,815	1,440,260
Crown Castle International Corp.	31,136	2,450,403
DuPont Fabros Technology, Inc.	78,875	2,621,805
Geo Group, Inc.	33,788	1,363,684
Host Hotels & Resorts, Inc.	252,233	5,995,578
Common Stocks	Shares	Value
Real Estate Investment Trusts (REITs) (concluded)
Outfront Media, Inc.	228,734	$6,139,221
RLJ Lodging Trust	6,482	217,341
Simon Property Group, Inc.	39,983	7,281,304
Weingarten Realty Investors	28,424	992,566
Weyerhaeuser Co.	126,680	4,546,545

		38,004,055
Real Estate Management & Development — 0.0%
Jones Lang LaSalle, Inc.	5,356	803,025
Road & Rail — 1.9%
Norfolk Southern Corp.	73,850	8,094,698
Union Pacific Corp.	312,605	37,240,634

		45,335,332
Semiconductors & Semiconductor Equipment — 2.5%
Broadcom Corp., Class A	11,153	483,259
Intel Corp.	832,420	30,208,522
Marvell Technology Group Ltd.	132,853	1,926,369
Micron Technology, Inc. (a)	443,092	15,512,651
NXP Semiconductor NV (a)	34,863	2,663,533
Samsung Electronics Co., Ltd., — GDR	11,000	6,602,718
Skyworks Solutions, Inc.	18,975	1,379,672
Teradyne, Inc.	139,800	2,766,642

		61,543,366
Software — 4.3%
CDK Global, Inc.	55,952	2,280,604
Microsoft Corp.	1,345,253	62,487,002
Oracle Corp.	444,962	20,009,941
Salesforce.com, Inc. (a)	113,793	6,749,063
Symantec Corp.	114,700	2,942,628
Synopsys, Inc. (a)	103,795	4,511,969
VMware, Inc., Class A (a)	34,659	2,860,061
Workday, Inc., Class A (a)	28,335	2,312,419

		104,153,687
Specialty Retail — 3.2%
Best Buy Co., Inc.	29,038	1,131,901
The Gap, Inc.	48,590	2,046,125
GNC Holdings, Inc., Class A	128,900	6,053,144
The Home Depot, Inc.	278,686	29,253,670
Lowe’s Cos., Inc.	308,156	21,201,133
The Michaels Cos., Inc. (a)	40,986	1,013,584
Penske Automotive Group, Inc.	50,845	2,494,964
Ross Stores, Inc.	73,880	6,963,929
Sears Hometown and Outlet Stores, Inc. (a)	23,661	311,142
TJX Cos., Inc.	108,530	7,442,987

		77,912,579
Technology Hardware, Storage & Peripherals — 3.2%
Apple, Inc.	485,630	53,603,839

See Notes to Financial Statements.

ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2014	7

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Technology Hardware, Storage & Peripherals (concluded)
EMC Corp.	308,930	$9,187,578
Hewlett-Packard Co.	180,478	7,242,582
SanDisk Corp.	35,460	3,474,371
Western Digital Corp.	34,141	3,779,409

		77,287,779
Textiles, Apparel & Luxury Goods — 1.5%
Lululemon Athletica, Inc. (a)	59,766	3,334,345
Michael Kors Holdings Ltd. (a)	44,872	3,369,887
NIKE, Inc., Class B	138,258	13,293,507
VF Corp.	218,940	16,398,606

		36,396,345
Tobacco — 0.5%
Lorillard, Inc.	115,077	7,242,946
Reynolds American, Inc.	96,150	6,179,561

		13,422,507
Trading Companies & Distributors — 0.2%
MRC Global, Inc. (a)	183,562	2,780,964
Veritiv Corp. (a)	8,584	445,252
WESCO International, Inc. (a)	16,854	1,284,444

		4,510,660
Water Utilities — 0.1%
American Water Works Co., Inc.	52,310	2,788,123
Wireless Telecommunication Services — 0.2%
T-Mobile U.S., Inc. (a)	34,115	919,058
Telephone & Data Systems, Inc.	139,950	3,533,738
United States Cellular Corp. (a)(b)	29,041	1,156,703

		5,609,499
Total Common Stocks — 98.0%		2,383,611,450
Preferred Stocks	Shares	Value
Food Products — 0.0%
Tyson Foods, Inc. (a)	19,229	$967,988
Machinery — 0.0%
Stanley Black & Decker, Inc., 6.25% (a)(c)	2,500	294,350
Software — 0.1%
Palantir Technologies, Inc., Series I, (Acquired 2/7/14, cost $2,465,106), 0.00% (a)(d)	402,138	3,044,185
Total Preferred Stocks — 0.1%		4,306,523
Total Long-Term Investments (Cost — $2,071,903,542) — 98.1%		2,387,917,973

Short-Term Securities
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.15%, (e)(f)	60,987,578	60,987,578
BlackRock Cash Funds: Prime, SL Agency Shares, 0.13%, (e)(f)(g)	5,562,536	5,562,536
Total Short-Term Securities (Cost — $66,550,114) — 2.7%		66,550,114
Total Investments (Cost — $2,138,453,656) — 100.8%		2,454,468,087
Liabilities in Excess of Other Assets — (0.8)%		(20,042,101)

Net Assets — 100.0%		$2,434,425,986

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Convertible Security.

(d)	Restricted security as to resale. As of report date, the Master Portfolio held 0.1% of its net assets, with a current value of $3,044,185 and an original cost of $2,465,106 in these securities.

(e)	Investments in issuers considered to be an affiliate of the Master Portfolio during the year ended December 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2013	Net Activity	Shares Held at December 31, 2014	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	226,864,969	(165,877,391)	60,987,578	$69,107
BlackRock Cash Funds: Prime, SL Agency Shares	31,618,522	(26,055,986)	5,562,536	$131,145

See Notes to Financial Statements.

8	ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2014

Schedule of Investments (continued)

(f)	Represents the current yield as of report date.

(g)	All or a portion of security was purchased with the cash collateral from loaned securities.

Portfolio Abbreviations

ADR	American Depositary Receipts
GDR	Global Depositary Receipt
S&P	Standard and Poor’s
USD	U.S. Dollar

•	As of December 31, 2014 financial futures contracts outstanding were as follows:

Contracts Purchased	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation
169	S&P 500 E-Mini Index	Chicago Mercantile	March 2015	USD	17,342,780	$234,388

•

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access.

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements. As of December 31, 2014, the following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$2,363,408,065	$20,203,385	—	$2,383,611,450
Preferred Stocks [1]	1,262,338	—	$3,044,185	4,306,523
Short-Term Securities	66,550,114	—	—	66,550,114

Total	$2,431,220,517	$20,203,385	$3,044,185	$2,454,468,087

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments [2]
Assets:
Equity contracts	$234,388	—	—	$234,388
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2014	9

Schedule of Investments (continued)

The Master Portfolio may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of December 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$822,000	—	—	$822,000
Foreign currency at value	919	—	—	919
Liabilities:
Bank overdraft	—	$(302,108)	—	(302,108)
Collateral on securities loaned at value	—	(5,562,536)	—	(5,562,536)

Total	$822,919	$(5,864,644)	—	$(5,041,725)

For the year ended December 31, 2014, there were no transfers between levels.

See Notes to Financial Statements.

10	ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2014

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value — unaffiliated (including securities loaned of $5,373,316) ( cost — $2,071,903,542)	$2,387,917,973
Investments at value — affiliated (cost — $66,550,114)	66,550,114
Cash pledged for financial futures contracts	822,000
Investments sold receivable	53,808,897
Dividends receivable	2,409,579
Securities lending income receivable — affiliated	8,351
Foreign currency at value (cost — $954)	919
Prepaid expenses	7,694

Total assets	2,511,525,527

Liabilities
Bank overdraft	302,108
Collateral on securities loaned at value	5,562,536
Investments purchased payable	13,102,011
Variation margin payable on financial futures contracts	214,145
Administration fees payable	211,010
Investment advisory fees payable	99,774
Trustees’ fees payable	18,551
Withdrawals payable	57,544,110
Other accrued expenses payable	45,296

Total liabilities	77,099,541

Net Assets	$2,434,425,986

Net Assets Consist of
Investors’ capital	$2,118,184,577
Net unrealized appreciation/depreciation	316,241,409

Net Assets	$2,434,425,986

See Notes to Financial Statements.

ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2014	11

Statements of Operations

Year Ended December 31, 2014

Investment Income
Dividends	$45,523,459
Securities lending — affiliated — net	131,145
Interest — affiliated	69,107
Foreign taxes withheld	(643,355)

Total income	45,080,356

Expenses
Investment advisory	6,327,985
Administration	2,595,023
Trustees	75,907
Professional	51,567

Total expenses	9,050,482
Less fees waived by administrator	(4,567,368)

Total expenses after fees waived	4,483,114

Net investment income	40,597,242

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	482,649,568
Financial futures contracts	2,821,402
Foreign currency transactions	(152,198)

485,318,772

Net change in unrealized appreciation/depreciation on:
Investments	(245,815,140)
Financial futures contracts	(235,942)
Foreign currency translations	(272,255)

(246,323,337)

Net realized and unrealized gain	238,995,435

Net Increase in Net Assets Resulting from Operations	$279,592,677

See Notes to Financial Statements.

12	ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2014

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$40,597,242	$46,659,463
Net realized gain	485,318,772	503,346,606
Net change in unrealized appreciation/depreciation	(246,323,337)	332,415,045

Net increase in net assets resulting from operations	279,592,677	882,421,114

Capital Transactions
Proceeds from contributions	998,522,489	704,884,041
Value of withdrawals	(1,784,231,951)	(1,439,579,901)

Net decrease in net assets derived from capital transactions	(785,709,462)	(734,695,860)

Net Assets
Total increase (decrease) in net assets	(506,116,785)	147,725,254
Beginning of year	2,940,542,771	2,792,817,517

End of year	$2,434,425,986	$2,940,542,771

See Notes to Financial Statements.

ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2014	13

Financial Highlights

	Year Ended December 31,
	2014	2013	2012	2011	2010
Total Return
Total return	11.74%	34.02%	15.55%	2.20%	11.04%

Ratios to Average Net Assets
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%

Total expenses after fees waived	0.17%	0.23%	0.26%	0.27%	0.29%

Net investment income	1.56%	1.55%	2.03%	1.70%	1.50%

Supplemental Data
Net assets, end of year (000)	$2,434,426	$2,940,543	$2,792,818	$2,717,250	$2,513,424

Portfolio turnover rate	119%	153%	120%	275%	120%

See Notes to Financial Statements.

14	ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2014

Notes to Financial Statements

1. Organization:

Active Stock Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust.

The Master Portfolio, together with other registered investment companies advised by BlackRock Fund Advisors (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation: The Master Portfolio’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Master Portfolio’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Investments and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Master Portfolio uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Master Portfolio’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Master Portfolio’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2014	15

Notes to Financial Statements (continued)

The Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., financial futures contracts), that would be “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Master Portfolio’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Master Portfolio’s financial statement disclosures.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

3. Securities and Other Investments:

Preferred Stock: The Master Portfolio may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. During the term of the loan, the Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. As of December 31, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (“MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

16	ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2014

Notes to Financial Statements (continued)

As of December 31, 2014 the following table is a summary of the Master Portfolio’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$11,296	$(11,296)	—
Citigroup Global Markets, Inc.	770,669	(770,669)	—
Credit Suisse Securities (USA) LLC	1,353,579	(1,353,579)	—
Goldman Sachs & Co.	3,845	(3,845)	—
JP Morgan Clearing Corp.	657,884	(657,884)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	798,747	(798,747)	—
Morgan Stanley & Co. LLC	263,293	(263,293)	—
State Street Bank & Trust Co.	1,514,003	(1,514,003)	—

Total	$5,373,316	$(5,373,316)	—

[1]

Collateral with a value of $5,562,536 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities lent. The Master Portfolio could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to economically hedge its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign exchange rate risk, commodity price risk, or other risk (e.g., inflation risk). These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Master Portfolio purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Master Portfolio as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2014	17

Notes to Financial Statements (continued)

The following is a summary of the Master Portfolio’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2014
		Value
	Statement of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities
Equity contracts	Net unrealized appreciation/depreciation[1]	$275,038	$40,650

[1]

Includes cumulative appreciation/depreciation on financial futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2014
	Net Realized Gain (Loss) From	Net Change in Unrealized Appreciation/Depreciation on
Foreign currency exchange contracts:
Forward foreign currency transactions/translations	$(121,635)	$(265,578)
Equity contracts:
Financial futures contracts	2,821,402	(235,942)

Total	$2,699,767	$(501,520)

For the year ended December 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts purchased	$16,905,790
Forward foreign currency exchange contracts:
Average USD amounts purchased	$1,634,219
Average USD amounts sold	$4,695,418	[2]

[2]	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Master Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Master Portfolio.

With exchange traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated pro rata across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.
In order to better define its contractual rights and to secure rights that will help the Master Portfolio mitigate its counterparty risk, the Master Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Master Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Master Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Master Portfolio’s net assets decline by a stated percentage or the Master Portfolio fails to meet the terms of its ISDA Master Agreement, which would cause the Master Portfolio to accelerate payment of any net liability owed to the counterparty.

18	ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2014

Notes to Financial Statements (continued)

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays the Manager a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.25%
$1 Billion — $3 Billion	0.24%
$3 Billion — $5 Billion	0.23%
$5 Billion — $10 Billion	0.22%
Greater than $10 Billion	0.21%

MIP, on behalf of the Master Portfolio, entered into an Administration Agreement with BlackRock Advisors, LLC (the “Administrator”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). The Administrator, in consideration thereof, has agreed to bear all of the Master Portfolio’s and MIP’s ordinary operating expenses excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio. The Administrator is entitled to receive for these administration services an annual fee of 0.10% based on the average daily net assets of the Master Portfolio.

From time to time, the Administrator may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Master Portfolio and, accordingly, have a favorable impact on its performance. The Administrator may delegate certain of its administration duties to sub-administrators.

The fees and expenses of MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. The Administrator voluntarily agreed to waive a portion of its administration fees paid by the Master Portfolio in an amount sufficient to maintain the advisory fee payable by each of the LifePath Master Portfolios at an annual rate of 0.35% based on the average daily net assets. This arrangement is voluntary and may be terminated by the Administrator at any time. With respect to the independent expenses discussed above, the Administrator has contractually agreed to provide an offsetting credit against the administration fees paid by the Master Portfolio in an amount equal to the independent expenses, through April 30, 2015. The amounts of the waivers and offsetting credits are shown as fees waived by administrator in the Statement of Operations.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by the Manager or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04% until December 31, 2014 and 0.05% thereafter (the “collateral investment fees”).

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent. Pursuant to the securities lending agreement effective February 1, 2014, BTC may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, the Master Portfolio retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Liquidity Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Liquidity Complex through the lending of specials only securities in the calendar year 2013, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income. Prior to February 1, 2014, the Master Portfolio retained 65% of securities lending income and paid a fee to BTC equal to 35% of such income.

The share of securities lending income earned by the Master Portfolio is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2014, the Master Portfolio paid BTC $40,277 for securities lending agent services.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2014	19

Notes to Financial Statements (continued)

The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the year ended December 31, 2014, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $464,127 and $4,619,664, respectively.

6. Purchases and Sales:

For the year ended December 31, 2014, purchases and sales of investments, excluding short-term securities, were $3,022,284,056 and $3,828,627,065, respectively.

7. Income Tax Information:

The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio’s facts and circumstances and does not believe there are any uncertain tax positions that required recognition of a tax liability.

As of December 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$2,168,539,680

Gross unrealized appreciation	$386,091,383
Gross unrealized depreciation	(100,162,976)

Net unrealized appreciation	$285,928,407

8. Bank Borrowings:

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), was a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for a certain individual fund, the Participating Funds, including the Master Portfolio, could borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. Effective November 25, 2014, the credit agreement was amended to an aggregate commitment amount of $2.1 billion, of which the Participating Funds, including the Master Portfolio, can borrow up to $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The agreement terminates on April 23, 2015, unless otherwise extended to November 24, 2015 or renewed for a period of 364 days from April 23, 2015. The amended agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2014, the Master Portfolio did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

20	ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2014

Notes to Financial Statements (concluded)

As of December 31, 2014, the Master Portfolio invested a significant portion of its assets in securities in the IT sector. Changes in economic conditions affecting such sectors would have a greater impact on the Master Portfolio and could affect the value, income and/or liquidity of positions in such securities.

10. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2014	21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Master Investment Portfolio and the Interestholders of Active Stock Master Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Active Stock Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio, at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

22	ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2014

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with MIP	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2]
Ronald W. Forbes 1940	Co-Chairman of the Board and Trustee	Since 2009	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 153 Portfolios	None
Rodney D. Johnson 1941	Co-Chairman of the Board and Trustee	Since 2009	President, Fairmount Capital Advisors, Inc. from1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 153 Portfolios	None
David O. Beim 1940	Trustee	Since 2009	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 153 Portfolios	None
Frank J. Fabozzi 1948	Trustee	Since 2014	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	112 RICs consisting of 232 Portfolios	None

ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2014	23

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with MIP	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2]
Dr. Matina S. Horner 1939	Trustee	Since 2009	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 153 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 1939	Trustee	Since 2009	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet service) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 153 Portfolios	None
Ian A. MacKinnon 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1998 to 2008.	33 RICs consisting of 153 Portfolios	None
Cynthia A. Montgomery 1952	Trustee	Since 2009	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 153 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee	Since 2009	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System ( a not-for-profit health system) from 2008 to 2013 ; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 153 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)

24	ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2014

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with MIP	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2]
Robert C. Robb, Jr. 1945	Trustee	Since 2009	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 153 Portfolios	None
Toby Rosenblatt 1938	Trustee	Since 2009	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Futures Foundation (philanthropic foundation) since 2009; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 153 Portfolios	None
Kenneth L. Urish 1951	Trustee	Since 2009	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 153 Portfolios	None
Frederick W. Winter 1945	Trustee	Since 2009	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005-2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 153 Portfolios	None
[1] The address of each Trustee c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055

[2]    Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Trustees on a case-by-case basis, as appropriate.

[3]    Date shown is the earliest date a person has served for the MIP. In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. (“BlackRock”) in December 2009, the Trustees were elected to the MIP Board. As a result, although the chart shows certain Trustees as joining the MIP board in 2009, those Trustees first became members of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999. Frank J. Fabozzi first became a member of the board of other funds advised by BlackRock Advisors, LLC or its affiliates in 1988.

ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2014	25

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with MIP	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Interested Trustees[4] (concluded)
Paul L. Audet 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	141 RICs consisting of 329 Portfolios	None
Henry Gabbay 1947	Trustee	Since 2009	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	29 RICs consisting of 97 Portfolios	None

[4]    Mr. Audet is an “interested person”, as defined in the 1940 Act, of MIP based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of MIP based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet, Dr. Fabozzi and Mr. Gabbay are also Trustees of the BlackRock registered closed-end funds and Trustees of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Trustees on a case-by-case basis, as appropriate.

26	ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2014

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with MIP	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Officers[2]
John M. Perlowski 1964	Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.
Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock, Inc. since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2009	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2009	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] The address of each Officer c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055
[2] Officers of MIP serve at the pleasure of the board.

Effective September 10, 2014, Brendan Kyne resigned as a Vice President of MIP and Jennifer McGovern became a Vice President of MIP.

Effective December 31, 2014, Paul L. Audet and Henry Gabbay resigned as Trustees of MIP and Ronald W. Forbes resigned as a Director of MIP and Co-Chair of the Board. Effective January 1, 2015, Collette Chilton, Barbara G. Novick and Mark Stalnecker were appointed to serve as Trustees of MIP.

ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2014	27

Additional Information

Investment Advisor

BlackRock Fund Advisors

San Francisco, CA 94105

Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Custodian

State Street Bank and Trust Company

Boston, MA 02110

Accounting Agent

State Street Bank and Trust Company

Boston, MA 02110

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of MIP

400 Howard Street

San Francisco, CA 94105

Availability of Quarterly Schedule of Investments

The Master Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Master Portfolio uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

28	ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2014

Additional Information (concluded)

Availability of Proxy Voting Record

Information about how the Master Portfolio voted proxies relating to securities held in the Master Portfolio’s portfolio during the most recent period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; and (2) on the SEC’s website at http://www.sec.gov.

ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2014	29

Portfolio Information as of December 31, 2014

Ten Largest Holdings	Percent of Long-Term Investments

Roche Holding AG	3%
HSBC Holdings PLC	2
Novo Nordisk A/S, Class B	2
Telefonica SA	1
CSL Ltd.	1
Telefonaktiebolaget LM Ericsson, Class B	1
Iberdrola SA	1
Swiss Re AG	1
Hennes & Mauritz AB, Class B	1
Amadeus IT Holding SA	1

Geographic Allocation	Percent of Long-Term Investments

Japan	24%
United Kingdom	17
Germany	9
France	7
Spain	7
Switzerland	7
Sweden	6
Australia	5
Netherlands	4
Denmark	3
Hong Kong	3
Belgium	2
Other[1]	6

[1]	Other includes a 1% or less investment in each of the following countries: Finland, Ireland, Italy, Norway, Singapore, Portugal, Bermuda, Isle of Man, Israel and New Zealand.

INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31, 2014	1

Portfolio Information as of December 31, 2014

Derivative Financial Instruments

The Master Portfolio may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Master Portfolio’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolio’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

2	INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31, 2014

Schedule of Investments December 31, 2014	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 5.0%
Aristocrat Leisure Ltd.	4,548	$24,152
AusNet Services	32,831	35,470
Australia & New Zealand Banking Group Ltd.	351,455	9,144,838
BHP Billiton Ltd.	143,898	3,402,126
Caltex Australia Ltd.	1,153	31,992
CSL Ltd.	233,254	16,385,089
CSR Ltd.	26,141	82,591
Dexus Property Group	29,853	168,993
Fairfax Media, Ltd.	32,787	23,259
Flight Centre Travel Group Ltd.	1,727	45,715
iiNET, Ltd.	5,640	36,039
JB Hi-Fi Ltd. (a)	85,899	1,102,355
Macquarie Group Ltd.	40,991	1,933,006
National Australia Bank Ltd.	293,032	7,991,059
Orora Ltd.	10,449	16,508
Qantas Airways Ltd. (b)	270,683	525,751
Ramsay Health Care Ltd.	14,732	682,949
Santos Ltd.	11,849	79,149
Scentre Group (b)	13,812	39,132
Sonic Healthcare Ltd.	1,699	25,561
Telstra Corp. Ltd.	1,940,743	9,421,968
Transpacific Industries Group, Ltd.	22,207	15,591
Wesfarmers Ltd.	3,118	105,568
Westfield Corp. (b)	133,856	981,213
Westpac Banking Corp.	300,825	8,090,920
Woodside Petroleum Ltd.	53,531	1,655,570
Woolworths Ltd.	3,465	86,104

		62,132,668
Belgium — 1.7%
Ageas	151,830	5,398,344
Anheuser-Busch InBev NV	495	55,708
Belgacom SA	626	22,713
bpost SA	345,299	8,674,087
Colruyt SA	682	31,706
Delhaize Group	11,006	801,515
Groupe Bruxelles Lambert SA	7,842	669,081
Solvay SA	43,763	5,921,792

		21,574,946
Bermuda — 0.0%
Catlin Group Ltd.	48,393	504,103
Denmark — 2.7%
A.P. Moeller — Maersk A/S, Class A	26	49,754
A.P. Moeller — Maersk A/S, Class B	1,756	3,492,596
Carlsberg A/S, Class B	8,010	615,167
Coloplast A/S, Class B	47,312	3,959,278
Danske Bank A/S	15,473	418,326
Novo Nordisk A/S, Class B	458,353	19,388,222
Novozymes A/S, Class B	7,584	319,238
Pandora A/S	670	54,308
Common Stocks	Shares	Value
Denmark (concluded)
Vestas Wind Systems A/S (b)	142,546	$5,176,800

		33,473,689
Finland — 1.1%
Fortum OYJ	13,453	292,085
Kesko OYJ, Class B	53,543	1,947,282
Orion OYJ, Class B	8,589	267,122
Sampo OYJ, Class A	241,384	11,300,245

		13,806,734
France — 7.0%
Aeroports de Paris	2,301	278,248
Alstom SA (b)	20,700	667,629
AtoS	17,044	1,354,238
AXA SA	189,905	4,375,988
BNP Paribas SA	108,581	6,409,978
Carrefour SA	930	28,301
Casino Guichard-Perrachon SA	311	28,601
Cie Generale des Etablissements Michelin	83,304	7,519,575
CNP Assurances	45,648	809,255
Credit Agricole SA	179,873	2,321,894
Danone SA	9,357	611,743
EDF	161,430	4,443,908
Euler Hermes SA	741	76,731
Eutelsat Communications SA	983	31,790
Faurecia	651	24,164
Fonciere Des Regions	926	85,586
GDF Suez	39,290	916,204
Havas SA (b)	15,361	125,433
ICADE	8,425	674,106
Iliad SA	12,904	3,102,599
Imerys SA	591	43,480
Ipsen SA	1,224	63,356
L’Oreal SA	359	60,087
Lagardere SCA	109,835	2,860,320
Metropole Television SA	185,201	3,490,958
Orange SA	21,059	358,144
Pernod Ricard SA	431	47,900
Plastic Omnium SA	11,479	311,515
Renault SA	725	52,806
Safran SA	94,575	5,834,800
Sanofi	113,339	10,333,167
SCOR SE	30,545	925,524
Societe Generale SA	61,187	2,560,686
Solocal Group (b)	1,118,769	784,523
Technicolor SA, Registered Shares (b)	160,214	894,321
Technip SA	34,462	2,052,816
Teleperformance	333	22,667
Thales SA	121,301	6,563,254
Total SA	197,329	10,109,559
Valeo SA	25,465	3,168,614

See Notes to Financial Statements.

INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31, 2014	3

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
France (concluded)
Vinci SA	51,843	$2,830,758
Wendel SA	4,414	494,562

		87,749,788
Germany — 8.8%
Aareal Bank AG	710	28,360
Allianz SE, Registered Shares	71,883	11,905,706
BASF SE	9,214	772,879
Bayer AG, Registered Shares	18,044	2,459,548
Bayerische Motoren Werke AG	11,916	1,285,953
Beiersdorf AG	2,497	202,741
Commerzbank AG (b)	75,342	988,230
Continental AG	23,384	4,932,216
Daimler AG, Registered Shares	89,712	7,450,946
Deutsche Annington Immobilien SE	4,569	155,125
Deutsche Post AG, Registered Shares	53,384	1,732,946
Deutsche Telekom AG, Registered Shares	313,538	5,016,711
Deutz AG	76,395	365,723
Duerr AG	79,434	6,980,664
E.ON SE	381,614	6,522,428
Fresenius SE & Co. KGaA	149,574	7,776,957
Gerresheimer AG	4,170	227,151
Henkel AG & Co. KGaA	506	49,015
Henkel AG & Co. KGaA, Preference Shares	1,833	197,447
Hochtief AG	11,344	800,301
Hugo Boss AG	12,164	1,488,042
Infineon Technologies AG	147,036	1,555,913
K+S AG, Registered Shares	105,269	2,904,914
Kloeckner & Co. SE (b)	24,120	258,249
KUKA AG	5,458	386,056
LEG Immobilien AG	441	32,852
Linde AG	1,618	298,039
Merck KGaA	14,905	1,402,685
MorphoSys AG (b)	10,452	973,676
Muenchener Rueckversicherungs AG, Registered Shares	1,288	256,489
Nordex SE (b)	145,845	2,602,008
Porsche Automobil Holding SE, Preference Shares	1,006	81,358
ProSiebenSat.1 Media AG, Registered Shares	8,965	374,587
RWE AG	16,926	522,415
Salzgitter AG	1,733	48,495
SAP AG	86,177	6,017,599
Siemens AG, Registered Shares	84,762	9,510,624
Symrise AG	68,047	4,099,497
Talanx AG	16,813	512,249
Telefonica Deutschland Holding AG (b)	1,180,325	6,255,542
TUI AG (b)	82,896	1,332,071
Common Stocks	Shares	Value
Germany (concluded)
TUI AG	291,945	$4,840,526
United Internet AG, Registered Shares	66,955	3,015,981
Volkswagen AG	2,853	618,541
Volkswagen AG, Preference Shares	1,450	322,270

		109,561,725
Hong Kong — 2.7%
AIA Group Ltd.	33,600	185,320
BOC Hong Kong Holdings Ltd.	80,500	268,237
Champion REIT	55,000	25,533
Cheung Kong Holdings Ltd.	476,000	7,971,485
Cheung Kong Infrastructure Holdings Ltd.	8,000	58,830
China Liquified Natural Gas Group, Ltd. (a)	2,260,000	432,398
CLP Holdings Ltd.	7,000	60,616
Galaxy Entertainment Group Ltd.	207,000	1,150,239
HK Electric Investments & HK Electric Investments, Ltd. (c)	121,500	80,244
Hongkong Land Holdings Ltd.	9,000	60,638
Hutchison Whampoa Ltd.	846,000	9,671,099
Kerry Properties Ltd.	90,000	324,674
MGM China Holdings Ltd.	235,600	594,869
Orient Overseas International Ltd.	5,000	29,111
Power Assets Holdings Ltd.	436,000	4,215,252
Sands China Ltd.	1,198,800	5,835,932
Sino Land Co., Ltd.	16,000	25,685
SJM Holdings Ltd.	796,000	1,258,393
Techtronic Industries Co.	59,000	189,277
Truly International Holdings	842,000	336,762
Wheelock & Co. Ltd.	248,000	1,151,449

		33,926,043
Ireland — 0.7%
DCC PLC	71,119	3,915,316
Glanbia PLC	5,079	77,911
James Hardie Industries SE	149,789	1,599,036
Kerry Group PLC, Class A	2,287	158,000
Paddy Power PLC	380	31,686
Shire PLC	47,068	3,337,125

		9,119,074
Isle of Man — 0.0%
Playtech PLC	13,864	147,939
Israel — 0.0%
Azrieli Group	2,567	84,437
Osem Investments Ltd.	1,553	27,551
Strauss Group Ltd.	1,575	23,662

See Notes to Financial Statements.

4	INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31, 2014

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Israel (concluded)
Teva Pharmaceutical Industries Ltd.	671	$38,465

		174,115
Italy — 1.3%
Ansaldo STS SpA	8,302	83,568
Assicurazioni Generali SpA	9,884	202,947
Autogrill SpA (b)	3,497	26,373
Banca Popolare di Milano Scarl (b)	56,234	36,633
Davide Campari-Milano SpA	4,908	30,635
Enel SpA	165,855	739,301
Intesa Sanpaolo SpA	2,021,244	5,863,428
Mediobanca SpA	152,170	1,236,460
Moncler SpA	22,057	294,718
Parmalat SpA	281,680	814,624
Prada SpA (a)	54,200	306,086
Recordati SpA	2,383	36,944
Snam SpA	298,296	1,476,332
UniCredit SpA	745,681	4,776,544

		15,924,593
Japan — 23.7%
ABC-Mart, Inc.	1,600	77,421
ANA Holdings, Inc.	134,000	331,332
Aozora Bank Ltd.	8,000	24,764
Asahi Group Holdings Ltd.	345,000	10,673,371
Asahi Kasei Corp.	353,000	3,220,216
Astellas Pharma, Inc.	888,300	12,367,002
Benesse Holdings, Inc.	6,500	192,874
Calbee, Inc.	55,200	1,901,462
Casio Computer Co. Ltd.	16,900	258,525
Central Japan Railway Co.	1,700	254,790
Chubu Electric Power Co., Inc. (b)	32,400	380,733
COLOPL, Inc.	4,700	105,620
COMSYS Holdings Corp.	83,700	1,144,997
Credit Saison Co. Ltd.	24,700	459,331
CyberAgent, Inc.	5,800	217,445
Daicel Corp.	211,000	2,464,582
Daifuku Co. Ltd.	2,000	22,378
Dainippon Screen Manufacturing Co., Ltd.	54,000	317,324
Daito Trust Construction Co. Ltd.	34,200	3,879,572
Daiwa House Industry Co. Ltd.	395,600	7,473,372
Daiwa Securities Group, Inc.	47,000	368,016
Disco Corp.	51,800	4,143,093
Dowa Holdings Co., Ltd.	137,000	1,088,467
East Japan Railway Co.	46,800	3,527,356
Electric Power Development Co. Ltd.	1,000	33,791
Enplas Corp.	11,300	381,631
FANUC Corp.	62,000	10,222,577
Frontier Real Estate Investment Corp.	77	352,804
Common Stocks	Shares	Value
Japan (continued)
Fuji Heavy Industries Ltd.	320,900	$11,355,358
Fuji Media Holdings, Inc.	3,400	41,931
Fujitsu General Ltd.	139,000	1,339,229
GungHo Online Entertainment, Inc. (a)	38,200	138,307
Hankyu Hanshin Holdings, Inc.	159,000	852,891
Haseko Corp.	324,600	2,610,712
Hazama Ando Corp.	122,500	787,486
Heiwa Corp.	21,000	418,423
Hitachi Capital Corp.	5,300	116,650
Hitachi Ltd.	39,000	287,850
Hitachi Metals Ltd.	21,000	356,808
Hoya Corp.	244,500	8,270,168
Inpex Corp.	148,900	1,657,698
Isuzu Motors Ltd.	8,800	107,187
ITOCHU Corp.	19,500	208,164
Japan Airport Terminal Co., Ltd.	700	27,527
Japan Aviation Electronics Industry, Ltd.	1,000	21,847
Japan Petroleum Exploration Co.	4,700	147,661
Japan Real Estate Investment Corp.	152	732,378
Japan Tobacco, Inc.	333,600	9,181,595
JGC Corp.	36,000	741,125
The Kansai Electric Power Co., Inc. (b)	33,800	321,543
Kao Corp.	92,900	3,663,468
Kawasaki Kisen Kaisha Ltd.	11,000	29,386
KDDI Corp.	114,700	7,205,918
Keyence Corp.	23,800	10,605,154
Kikkoman Corp.	63,000	1,544,068
Kose Corp.	600	23,454
Kuraray Co. Ltd.	2,000	22,724
KYB Co., Ltd.	122,000	518,684
Kyushu Electric Power Co., Inc. (b)	7,400	74,112
Laox Co., Ltd. (b)	31,000	66,021
Lawson, Inc.	28,700	1,734,287
Lintec Corp.	54,700	1,209,139
M3, Inc.	3,300	55,216
Maeda Road Construction Co., Ltd.	5,000	74,166
Makita Corp.	6,900	310,927
Marubeni Corp.	11,800	70,604
Mazda Motor Corp.	75,500	1,813,175
Micronics Japan Co., Ltd. (a)	2,800	79,677
Minebea Co., Ltd.	24,000	354,429
Miraca Holdings, Inc.	4,800	206,491
MISUMI Group, Inc.	2,400	79,140
Mitsubishi Chemical Holdings Corp.	5,900	28,618
Mitsubishi Corp.	576,000	10,540,866
Mitsubishi Electric Corp.	726,000	8,623,463
Mitsubishi Estate Co. Ltd.	79,000	1,664,598
Mitsubishi Gas Chemical Co., Inc.	42,000	210,793

See Notes to Financial Statements.

INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31, 2014	5

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Japan (continued)
Mitsubishi Materials Corp.	57,000	$189,093
Mitsubishi Motors Corp.	35,000	319,741
Mitsubishi UFJ Financial Group, Inc.	8,100	44,503
Mitsui & Co. Ltd.	105,400	1,411,636
Mitsui Fudosan Co. Ltd.	1,000	26,816
Mitsui Mining & Smelting Co. Ltd.	12,000	28,953
Mixi, Inc.	3,600	132,733
Mizuho Financial Group, Inc.	5,611,200	9,406,066
Murata Manufacturing Co. Ltd.	86,000	9,384,398
Nabtesco Corp.	11,200	270,689
Nexon Co. Ltd.	227,800	2,123,576
NH Foods Ltd.	355,000	7,766,792
Nidec Corp.	68,800	4,443,493
Nifco, Inc.	6,400	207,018
Nihon M&A Center, Inc.	3,300	99,416
Nippo Corp.	34,000	552,665
Nippon Kayaku Co., Ltd.	10,000	124,366
Nippon Shokubai Co. Ltd.	4,000	52,400
Nippon Steel & Sumitomo Metal	411,000	1,019,539
Nippon Telegraph & Telephone Corp.	165,200	8,438,845
Nippon Television Network Corp.	2,000	29,356
Nissan Chemical Industries Ltd.	87,600	1,588,773
Nissan Motor Co. Ltd.	1,595,600	13,916,453
Nitori Holdings Co. Ltd.	1,700	91,338
Nomura Holdings, Inc.	631,500	3,573,681
Nomura Real Estate Holdings, Inc.	151,300	2,589,118
NSK Ltd.	22,000	259,748
NTT DoCoMo, Inc.	9,800	142,718
Obic Co., Ltd.	78,600	2,550,546
Oki Electric Industry Co. Ltd.	425,000	810,157
Omron Corp.	50,400	2,254,667
Oriental Land Co. Ltd.	34,400	7,933,118
ORIX Corp.	401,900	5,057,023
OSG Corp.	21,600	348,558
Otsuka Holdings Co. Ltd.	47,100	1,412,115
Panasonic Corp.	59,700	703,172
Pigeon Corp.	1,500	87,459
Resona Holdings, Inc.	458,600	2,316,618
Resorttrust, Inc.	1,100	24,084
Rohto Pharmaceutical Co. Ltd.	2,000	24,988
Sanken Electric Co., Ltd. (b)	3,000	23,856
Santen Pharmaceutical Co. Ltd.	2,400	129,203
Secom Co. Ltd.	4,400	252,800
Seibu Holdings, Inc.	5,500	112,133
Seiko Holdings Corp.	5,000	27,876
Sekisui Chemical Co. Ltd.	5,000	60,155
Senshu Ikeda Holdings, Inc.	77,900	353,276
Seven & I Holdings Co. Ltd.	1,400	50,360
Shimano, Inc.	1,600	207,235
Shin-Etsu Chemical Co. Ltd.	15,600	1,015,556
Shinsei Bank Ltd.	201,000	349,824
Common Stocks	Shares	Value
Japan (concluded)
Shionogi & Co. Ltd.	148,900	$3,846,955
Shiseido Co. Ltd.	6,500	91,159
SHO-BOND Holdings Co., Ltd.	2,200	86,020
Showa Shell Sekiyu KK (a)	175,300	1,726,784
Sojitz Corp.	48,100	67,171
Sotetsu Holdings, Inc.	14,000	57,694
Start Today Co., Ltd.	1,700	35,324
Sumitomo Corp.	20,300	208,495
Sumitomo Dainippon Pharma Co. Ltd.	35,300	341,841
Sumitomo Mitsui Trust Holdings, Inc.	1,884,000	7,216,260
Tadano Ltd.	214,000	2,643,575
Taiheiyo Cement Corp.	438,000	1,374,172
Taisei Corp.	40,000	226,880
Takata Corp. (a)	20,600	248,355
Takeda Pharmaceutical Co. Ltd.	98,900	4,094,241
Temp Holdings Co., Ltd.	1,400	43,931
Tohoku Electric Power Co., Inc.	11,800	137,310
Tokio Marine Holdings, Inc.	350,300	11,376,931
The Tokyo Electric Power Co., Inc. (b)	139,500	567,390
Topcon Corp.	1,200	25,450
Toshiba Corp.	73,000	307,863
Tosoh Corp.	52,000	250,061
Toyota Industries Corp.	500	25,626
Toyota Motor Corp.	59,600	3,714,114
Trend Micro, Inc. (b)	68,900	1,903,930
TS Tech Co., Ltd.	35,000	818,604
Unicharm Corp.	9,400	225,309
United Arrows Ltd.	6,300	175,941
West Japan Railway Co.	30,600	1,446,714
Yamaha Motor Co. Ltd.	17,600	352,128
Zeon Corp.	204,000	1,829,974

		296,220,866
Netherlands — 4.8%
Aegon NV	1,118,885	8,409,505
Arcadis NV	63,380	1,900,932
ASM International NV	9,223	390,581
CNH Industrial NV	90,408	731,860
Heineken Holding NV	10,557	660,884
Heineken NV	32,924	2,337,857
ING Groep NV CVA (b)	27,494	355,213
Koninklijke Ahold NV	75,506	1,341,957
Reed Elsevier NV	69,034	1,648,574
Royal Dutch Shell PLC, A Shares	457,934	15,275,717
Royal Dutch Shell PLC, Class B	240,833	8,321,036
Unilever NV CVA	233,197	9,122,131
Wereldhave NV	3,210	221,403

See Notes to Financial Statements.

6	INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31, 2014

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Netherlands (concluded)
Wolters Kluwer NV	317,155	$9,678,049

		60,395,699
New Zealand — 0.0%
Auckland International Airport Ltd.	12,753	41,962
Contact Energy Ltd.	10,113	50,223
Kiwi Property Group, Ltd.	35,696	34,527
Ryman Healthcare Ltd.	7,086	47,004
Vector Ltd.	27,948	60,764

		234,480
Norway — 1.2%
BW LPG Ltd. (c)	24,239	168,817
Fred Olsen Energy ASA	122,246	1,118,616
Orkla ASA	4,103	27,931
Statoil ASA	534,737	9,415,027
Telenor ASA	74,070	1,498,333
Yara International ASA	55,711	2,480,945

		14,709,669
Portugal — 0.4%
CTT — Correios de Portugal SA	115,206	1,112,674
EDP — Energias de Portugal SA	848,462	3,290,031

		4,402,705
Singapore — 1.0%
Ascendas Real Estate Investment Trust	57,000	102,244
CapitaCommercial Trust	110,000	145,228
CapitaLand Ltd.	281,000	698,664
CapitaMall Trust	177,000	271,761
City Developments Ltd.	7,000	54,005
ComfortDelGro Corp. Ltd.	1,417,000	2,772,954
DBS Group Holdings Ltd.	27,000	417,996
Jardine Cycle & Carriage Ltd.	1,000	32,037
Keppel Land Ltd.	16,000	41,218
M1, Ltd.	20,000	54,358
Noble Group Ltd.	1,122,000	957,220
Oversea-Chinese Banking Corp. Ltd.	269,000	2,116,485
Singapore Airlines Ltd.	154,000	1,343,411
Singapore Telecommunications Ltd.	657,000	1,928,494
United Overseas Bank Ltd.	25,000	461,351
UOL Group Ltd.	52,000	271,845
Wilmar International Ltd.	38,000	92,592
Yangzijiang Shipbuilding Holdings Ltd.	836,000	757,595

		12,519,458
Spain — 6.6%
Abengoa SA, -B Shares	22,730	49,950
Abertis Infraestructuras SA	53,360	1,058,118
Common Stocks	Shares	Value
Spain (concluded)
Acerinox SA	4,142	$62,489
ACS Actividades de Construccion y Servicios SA	165,829	5,779,980
Amadeus IT Holding SA, Class A	375,151	14,941,263
Banco Bilbao Vizcaya Argentaria SA	151,862	1,434,246
Banco Popular Espanol SA	215,004	1,071,758
Banco Santander SA	172,204	1,445,328
Bankinter SA	105,904	850,802
CaixaBank SA	324,106	1,698,269
Distribuidora Internacional de Alimentacion SA (a)	24,791	167,986
Ebro Foods SA	9,205	152,157
EDP Renovaveis SA	12,578	81,853
Gamesa Corp. Tecnologica SA (b)	479,987	4,332,777
Gas Natural SDG SA	143,082	3,594,303
Grifols SA	62,498	2,493,891
Iberdrola SA	2,357,234	15,889,512
Inmobiliaria Colonial SA (b)	87,924	58,071
International Consolidated Airlines Group SA (b)	8,683	64,682
Mediaset Espana Comunicacion SA (b)	2,343	29,456
Repsol SA	489,521	9,164,237
Sacyr SA (b)	155,663	532,300
Telefonica SA	1,209,292	17,362,434
Viscofan SA	1,095	58,097

		82,373,959
Sweden — 5.7%
Castellum AB	61,889	964,221
Hennes & Mauritz AB, Class B	362,426	15,056,991
Husqvarna AB, Class B	47,534	349,397
Intrum Justitia AB	305,721	9,054,704
Investment AB Kinnevik, Class B	22,718	738,772
Investor AB, Class B	44,859	1,630,975
Meda AB, A Shares (a)	5,196	74,513
Nordea Bank AB	404,116	4,677,960
Skandinaviska Enskilda Banken AB, Class A	1,120,999	14,235,067
Svenska Cellulosa AB, B Shares	2,086	44,971
Swedbank AB, Class A	258,220	6,406,677
Swedish Match AB	981	30,739
Swedish Orphan Biovitrum AB (b)	32,992	335,409
Telefonaktiebolaget LM Ericsson, Class B	1,337,630	16,196,165
Trelleborg AB, B Shares	58,405	983,232

		70,779,793
Switzerland — 7.3%
Actelion Ltd., Registered Shares (b)	23,984	2,761,063
Aryzta AG (b)	12,185	936,412

See Notes to Financial Statements.

INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31, 2014	7

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Switzerland (concluded)
Baloise Holding AG, Registered Shares	49,924	$6,380,865
Barry Callebaut AG, Registered Shares (b)	45	46,135
BB Biotech AG (b)	128	30,116
DKSH Holding AG	279	21,240
EMS-Chemie Holding AG, Registered Shares	2,956	1,196,657
Flughafen Zuerich AG, Registered Shares	53	35,444
Geberit AG, Registered Shares	973	329,168
Georg Fischer AG, Registered Shares (b)	1,371	865,005
Givaudan SA, Registered Shares (b)	789	1,415,353
Kuehne & Nagel International AG, Registered Shares	9,215	1,251,723
Lindt & Spruengli AG	12	59,334
Lindt & Spruengli AG, Registered Shares	1	57,702
Lonza Group AG, Registered Shares (b)	7,353	827,886
Nestle SA, Registered Shares	155,160	11,311,317
Novartis AG, Registered Shares	85,690	7,947,188
Pargesa Holding SA, Bearer Shares	182	14,044
Roche Holding AG	111,831	30,299,736
Sika AG — Bearer Shares	170	501,490
Swiss Life Holding AG, Registered Shares (b)	26,402	6,240,158
Swiss Re AG (b)	188,526	15,793,136
Swisscom AG, Registered Shares	2,064	1,083,058
Syngenta AG, Registered Shares	1,044	335,811
Zurich Insurance Group AG (b)	2,663	832,194

		90,572,235
United Kingdom — 15.3%
Admiral Group PLC	668	13,704
African Barrick Gold PLC	18,894	74,854
Ashtead Group PLC	1	18
Associated British Foods PLC	494	24,151
AstraZeneca PLC	124,669	8,805,463
Aviva PLC	41,407	311,106
Babcock International Group PLC	275,407	4,511,792
Barclays PLC	1,040,879	3,913,009
BG Group PLC	156,325	2,091,894
BHP Billiton PLC	223,011	4,779,425
BP PLC	1,176,493	7,467,879
British American Tobacco PLC	54,316	2,943,435
British Sky Broadcasting Group PLC	684,808	9,557,401
Britvic PLC	573,995	6,003,161
BT Group PLC	1,852,042	11,519,813
Capita PLC	123,265	2,066,869
Common Stocks	Shares	Value
United Kingdom (concluded)
Centrica PLC	2,511,489	$10,878,347
Close Brothers Group PLC	65,968	1,524,393
Daily Mail & General Trust PLC, Non-Voting A Shares	9,368	119,765
Derwent London PLC	9,592	447,790
Diageo PLC	163,590	4,686,374
Dixons Carphone PLC	191,411	1,379,494
easyJet PLC	141,540	3,662,924
Fiat Chrysler Automobiles NV (a)(b)	851,890	9,898,725
Friends Life Group Ltd.	10,769	61,160
GlaxoSmithKline PLC	148,411	3,183,950
Greene King PLC	7,240	83,699
Hammerson PLC	97,210	910,363
Henderson Group PLC	46,817	153,715
Hikma Pharmaceuticals PLC	1,046	32,093
Howden Joinery Group PLC	314,962	1,964,966
HSBC Holdings PLC	2,198,243	20,772,871
IG Group Holdings PLC	26,948	301,132
Imperial Tobacco Group PLC	12,548	552,357
Indivior PLC (b)	9,229	21,490
Intermediate Capital Group PLC	54,683	390,650
ITV PLC	2,359,880	7,871,887
J. Sainsbury PLC	1,044,539	3,988,767
Jazztel PLC (b)	1,923	29,062
Land Securities Group PLC	1,459	26,226
Legal & General Group PLC	565,716	2,184,313
Lloyds Banking Group PLC (b)	10,143,579	11,931,477
Mondi PLC	2,400	38,989
National Grid PLC	19,928	282,764
Paragon Group of Cos. PLC	178,220	1,150,525
Provident Financial PLC	33,324	1,272,036
Qinetiq Group PLC	169,036	492,784
Reckitt Benckiser Group PLC	9,944	805,404
Rightmove PLC	26,773	933,659
Rio Tinto PLC	57,003	2,627,671
Rolls-Royce Holdings PLC (b)	2,183	29,326
SABMiller PLC	49,476	2,579,241
Schroders PLC	38,154	1,585,767
Smith & Nephew PLC	21,923	395,327
Spirax-Sarco Engineering PLC	19,834	882,947
SSE PLC	506,600	12,800,305
Standard Chartered PLC	163,249	2,441,535
Standard Life PLC	414,799	2,569,384
Tate & Lyle PLC	314,703	2,948,598
Thomas Cook Group PLC (b)	284,390	562,768
Unilever PLC	5,574	226,461
United Utilities Group PLC	7,361	104,555
Vedanta Resources PLC	43,038	381,760
Vodafone Group PLC	1,547,382	5,305,394

		191,559,164
Total Common Stocks — 97.0%		1,211,863,445

See Notes to Financial Statements.

8	INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31, 2014

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Rights	Shares	Value
Spain — 0.0%
Banco Bilbao Vizcaya Argentaria SA (Expires 01/07/15) (b)	148,757	$14,220
Repsol SA (Expires 01/08/15) (b)	480,387	265,651

Total Rights — 0.0%		279,871
Total Long-Term Investments (Cost — $1,267,108,443) — 97.0%		1,212,143,316
Short-Term Securities	Shares	Value
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.15% (d)(e)	5,215,771	$5,215,771
BlackRock Cash Funds: Prime, SL Agency Shares, 0.13% (d)(e)(f)	3,749,270	3,749,270
Total Short-Term Securities (Cost — $8,965,041) — 0.7%		8,965,041
Total Investments (Cost — $1,276,073,484) — 97.7%		1,221,108,357
Other Assets Less Liabilities — 2.3%		28,685,792

Net Assets — 100.0%		$1,249,794,149

Notes to Schedule of Investments

(a)	Security, or a portion of security, is on loan.

(b)	Non-income producing security.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Investments in issuers considered to be an affiliate of the Master Portfolio during the year ended December 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2013	Net Activity	Shares Held at December 31, 2014	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	6,130,217	(914,446)	5,215,771	$9,991
BlackRock Cash Funds: Prime, SL Agency Shares	—	3,749,270	3,749,270	$199,405

(e)	Represents the current yield as of report date.

(f)	All or a portion of security was purchased with the cash collateral from loaned securities.

•	As of December 31, 2014, financial futures contracts outstanding were as follows:

Contracts Purchased	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
27	SPI 200 Index	Australian Securities Exchange	March 2015	USD	2,966,409	$104,808
79	FTSE 100 Index	Euronext Life	March 2015	USD	8,031,121	261,635
108	Nikkei 225 Index	Chicago Mercantile	March 2015	USD	7,803,807	(215,301)
378	Euro Stoxx 50 Index	Eurex Mercantile	March 2015	USD	14,330,310	220,846
Total						$371,988

See Notes to Financial Statements.

INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31, 2014	9

Schedule of Investments (continued)

Portfolio Abbreviations

CVA	Certificaten Van Aandelen (Dutch Certificate)
FTSE	Financial Times Stock Exchange
REIT	Real Estate Investment Trust
USD	U.S. Dollar

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of December 31, 2014, the following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	$15,592	$62,117,076	—	$62,132,668
Belgium	—	21,574,946	—	21,574,946
Bermuda	—	504,103	—	504,103
Denmark	—	33,473,689	—	33,473,689
Finland	—	13,806,734	—	13,806,734
France	3,102,599	84,647,189	—	87,749,788
Germany	1,332,071	108,229,654	—	109,561,725
Hong Kong	25,533	33,900,510	—	33,926,043
Ireland	31,686	9,087,388	—	9,119,074
Isle of Man	—	147,939	—	147,939
Israel	108,099	66,016	—	174,115
Italy	814,624	15,109,969	—	15,924,593
Japan	—	296,220,866	—	296,220,866
Netherlands	221,403	60,174,296	—	60,395,699
New Zealand	34,527	199,953	—	234,480
Norway	—	14,709,669	—	14,709,669
Portugal	—	4,402,705	—	4,402,705
Singapore	—	12,519,458	—	12,519,458
Spain	—	82,373,959	—	82,373,959
Sweden	—	70,779,793	—	70,779,793
Switzerland	—	90,572,235	—	90,572,235
United Kingdom	1,400,984	190,158,180	—	191,559,164
Rights	279,871	—	—	279,871
Short-Term Securities	8,965,041	—	—	8,965,041

Total	$16,332,030	$1,204,776,327	—	$1,221,108,357

See Notes to Financial Statements.

10	INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31, 2014

Schedule of Investments (concluded)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments [1]
Assets:
Equity contracts	$587,289	—	—	$587,289
Liabilities:
Equity contracts	(215,301)	—	—	(215,301)

Total	$371,988			$371,988

[1]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Master Portfolio may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of December 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$1,920,000	—	—	$1,920,000
Foreign currency at value	29,734,465	—	—	29,734,465
Liabilities:
Collateral on securities loaned at value	—	$(3,749,270)	—	(3,749,270)

Total	$31,654,465	$(3,749,270)	—	$27,905,195

During the year ended December 31, 2014, there were no transfers between levels.

See Notes to Financial Statements.

INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31, 2014	11

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value — unaffiliated (including securities loaned of $3,471,160) (cost — $1,267,108,443)	$1,212,143,316
Investments at value — affiliated (cost — $8,965,041)	8,965,041
Cash pledged for financial futures contracts	1,920,000
Foreign currency at value (cost — $31,051,243)	29,734,465
Contributions receivable from investors	22,348,371
Investments sold receivable	6,976,243
Dividends receivable	841,623
Variation margin receivable on financial futures contracts	22,809
Securities lending income receivable — affiliated	12,071

Total assets	1,282,963,939

Liabilities
Collateral on securities loaned at value	3,749,270
Investments purchased payable	28,916,552
Investment advisory fees payable	408,265
Administration fees payable	52,636
Directors’ fees payable	8,147
Other accrued expenses payable	34,920

Total liabilities	33,169,790

Net Assets	$1,249,794,149

Net Assets Consist of
Investors’ capital	$1,305,953,600
Net unrealized appreciation/depreciation	(56,159,451)

Net Assets	$1,249,794,149

See Notes to Financial Statements.

12	INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31, 2014

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends	$37,891,994
Securities lending — affiliated — net	199,405
Interest — affiliated	9,991
Foreign taxes withheld	(4,642,632)

Total income	33,458,758

Expenses
Investment advisory	4,057,358
Administration	509,452
Professional	43,120
Trustees	34,600

Total expenses	4,644,530
Less fees waived by Manager	(82,394)

Total expenses after fees waived	4,562,136

Net investment income	28,896,622

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(16,093,907)
Financial futures contracts	1,268,185
Foreign currency transactions	(1,846,551)

(16,672,273)

Net change in unrealized appreciation/depreciation on:
Investments	(60,662,682)
Financial futures contracts	(74,475)
Foreign currency translations	(1,719,915)

(62,457,072)

Net realized and unrealized loss	(79,129,345)

Net Decrease in Net Assets Resulting from Operations	$(50,232,723)

See Notes to Financial Statements.

INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31, 2014	13

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Year Ended December 31, 2014	Period October 31, 2013[1] to December 31, 2013

Operations
Net investment income	$28,896,622	$518,167
Net realized loss	(16,672,273)	(752,148)
Net change in unrealized appreciation/depreciation	(62,457,072)	6,297,621

Net increase (decrease) in net assets resulting from operations	(50,232,723)	6,063,640

Capital Transactions
Proceeds from contributions	1,877,904,975	903,389,676
Value of withdrawals	(1,130,695,994)	(356,635,425)

Net increase in net assets derived from capital transactions	747,208,981	546,754,251

Net Assets
Total increase in net assets	696,976,258	552,817,891
Beginning of year	552,817,891	–

End of year	$1,249,794,149	$552,817,891

[1]	Commencement of operations.

See Notes to Financial Statements.

14	INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31, 2014

Financial Highlights

	Year Ended December 31, 2014	Period October 31, 2013[1] to December 31, 2013

Total Return
Total Return	(3.94)%	1.60%	[2]

Ratios to Average Net Assets
Total expenses	0.46%	0.53%	[3]

Total expenses after fees waived	0.45%	0.45%	[3]

Net investment income	2.84%	1.17%	[3]

Supplemental Data
Net assets, end of year (000)	$1,249,794	$552,818

Portfolio turnover rate	120%	15%

[1]	Commencement of operations.

[2]	Aggregate total return.

[3]	Annualized.

See Notes to Financial Statements.

INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31, 2014	15

Notes to Financial Statements

1. Organization:

International Tilts Master Portfolio (the “Master Portfolio”) is a series of Master Investment Portfolio (“MIP”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation: The Master Portfolio’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Master Portfolio’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Master Portfolio uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Master Portfolio’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Master Portfolio’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components may be treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., financial futures contracts), that would be “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid

16	INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31, 2014

Notes to Financial Statements (continued)

securities having a market value at least equal to the amount of the Master Portfolio’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Master Portfolio’s financial statement disclosures.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

3. Securities and Other Investments:

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. During the term of the loan, the Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on any securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. As of December 31, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

As of December 31, 2014, the following table is a summary of the Master Portfolio’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
BNP Paribas SA	$89,417	$(89,417)	—
Credit Suisse Securities (USA) LLC	701,578	(701,578)	—
Deutsche Bank Securities, Inc.	2,209,817	(2,209,817)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	470,348	(470,348)	—

Total	$3,471,160	$(3,471,160)	—

[1]

Collateral with a value of $3,749,270 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31, 2014	17

Notes to Financial Statements (continued)

4. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the return of the Master Portfolio and/or to economically hedge its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Master Portfolio purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Master Portfolio as unrealized appreciation or depreciation, and if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

The following is a summary of the Master Portfolio’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2014
		Value
	Statement of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities
Equity contracts	Net unrealized appreciation/depreciation[1]	$587,289	$215,301

[1]

Includes cumulative appreciation/depreciation on financial futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations for the year ended December 31, 2014
	Net Realized Gain From	Net Change in Unrealized Appreciation/Depreciation on
Equity contracts:
Financial futures contracts	1,268,185	(74,475)

For the year ended December 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts purchased	$31,219,775

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Master Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Master Portfolio.

With exchange traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from

18	INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31, 2014

Notes to Financial Statements (continued)

their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays the Manager a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.40%
$1 Billion — $3 Billion	0.38%
$3 Billion — $5 Billion	0.36%
$5 Billion — $10 Billion	0.35%
Greater than $10 Billion	0.34%

The Manager entered into a sub-advisory agreement with BlackRock Fund Advisors (“BFA”), an affiliate of the Manager. The Manager pays BFA, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Master Portfolio to the Manager.

MIP, on behalf of the Master Portfolio, entered into an Administration Agreement with the Manager, which has agreed to provide general administration services (other than investment advice and related portfolio activities). The Manager, in consideration thereof, has agreed to bear all of the Master Portfolio’s and MIP’s ordinary operating expenses excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio. The Manager is entitled to receive for these administration services an annual fee of 0.05% based on the average daily net assets of the Master Portfolio.

From time to time, the Manager may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Master Portfolio and, accordingly, have a favorable impact on its performance. The Manager may delegate certain of its administration duties to sub-administrators.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Master Portfolio’s investment in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Statement of Operations. For the year ended December 31, 2014, the amount waived was $4,675.

The fees and expenses of the MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. The Manager has contractually agreed to provide an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to the independent expenses through April 30, 2015. The amount of the waiver, if any, is included in fees waived by Manager in the Statement of Operations. For the year ended December 31, 2014, the Manager waived $77,719 pursuant to the agreement.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by the Manager or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04% until December 31, 2014 and 0.05% thereafter (the “collateral investment fees”).

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent. Pursuant to a securities lending agreement effective February 1, 2014, BTC may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, the Master Portfolio retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Liquidity Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Liquidity Complex through the lending of specials only securities in the calendar year 2013, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income. Prior to February 1, 2014, the Master Portfolio retained 65% of securities lending income and paid a fee to BTC equal to 35% of such income.

INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31, 2014	19

Notes to Financial Statements (continued)

The share of securities lending income earned by the Master Portfolio is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2014, the Master Portfolio paid BTC $45,085 in total for securities lending agent services and collateral investment fees.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

6. Purchases and Sales:

For the year ended December 31, 2014, purchases and sales of investments, excluding short-term securities were $1,960,129,336 and $1,207,626,080, respectively.

7. Income Tax Information:

The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns remains open for the fiscal year ended December 31, 2014 and the period ended on December 31, 2013. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

As of December 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$1,285,576,141

Gross unrealized appreciation	$30,378,788
Gross unrealized depreciation	(94,846,572)

Net unrealized depreciation	$(64,467,784)

8. Bank Borrowings:

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), was a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for a certain individual fund, the Participating Funds, including the Master Portfolio, could borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. Effective November 25, 2014, the credit agreement was amended to an aggregate commitment amount of $2.1 billion, of which the Participating Funds, including the Master Portfolio, can borrow up to $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The agreement terminates on April 23, 2015, unless otherwise extended to November 24, 2015 or renewed for a period of 364 days from April 23, 2015. The amended agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2014, the Master Portfolio did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

20	INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31,2014

Notes to Financial Statements (concluded)

The Master Portfolio invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Master Portfolio concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on its investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Please see the Schedule of Investments for concentrations in specific countries.

The Master Portfolio invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Master Portfolio’s investments.

As of December 31, 2014, the Master Portfolio had the following industry classifications:

Industry	Percent of Long-Term Investments

Banks	12%
Pharmaceuticals	9
Insurance	7
Oil, Gas & Consumable Fuels	6
Other[1]	66

[1]	All other industries held were less than 5% of long-term investments.

10. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31,2014	21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Master Investment Portfolio and the Interestholders of International Tilts Master Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Tilts Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio, at December 31, 2014, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period October 31, 2013 (commencement of operations) through December 31, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2015

22	INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31,2014

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with MIP	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2]
Ronald W. Forbes 1940	Co-Chairman of the Board and Director	Since 2009	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 153 Portfolios	None
Rodney D. Johnson 1941	Co-Chairman of the Board and Director	Since 2009	President, Fairmount Capital Advisors, Inc. from1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 153 Portfolios	None
David O. Beim 1940	Trustee	Since 2009	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 153 Portfolios	None
Frank J. Fabozzi 1948	Trustee	Since 2014	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	112 RICs consisting of 232 Portfolios	None

INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31, 2014	23

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with MIP	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2]
Dr. Matina S. Horner 1939	Trustee	Since 2009	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 153 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 1939	Trustee	Since 2009	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet service) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 153 Portfolios	None
Ian A. MacKinnon 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1998 to 2008.	33 RICs consisting of 153 Portfolios	None
Cynthia A. Montgomery 1952	Trustee	Since 2009	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 153 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee	Since 2009	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System ( a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 153 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)

24	INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31, 2014

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with MIP	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2]
Robert C. Robb, Jr. 1945	Trustee	Since 2009	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 153 Portfolios	None
Toby Rosenblatt 1938	Trustee	Since 2009	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Futures Foundation (philanthropic foundation) since 2009; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 153 Portfolios	None
Kenneth L. Urish 1951	Trustee	Since 2009	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 153 Portfolios	None
Frederick W. Winter 1945	Trustee	Since 2009	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005-2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 153 Portfolios	None
[1] The address of each Trustee is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055

[2]    Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Trustees on a case-by-case basis, as appropriate.

[3]    Date shown is the earliest date a person has served for the MIP. In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. (“BlackRock”) in December 2009, the Trustees were elected to the MIP Board. As a result, although the chart shows certain Trustees as joining the MIP board in 2009, those Trustees first became members of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999. Frank J. Fabozzi first became a member of the board of other funds advised by BlackRock Advisors, LLC or its affiliates in 1988.

INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31, 2014	25

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with MIP	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Interested Trustees[4] (concluded)
Paul L. Audet 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	141 RICs consisting of 329 Portfolios	None
Henry Gabbay 1947	Trustee	Since 2009	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	29 RICs consisting of 97 Portfolios	None

4   Mr. Audet is an “interested person,” as defined in the 1940 Act, of MIP based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of MIP based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet, Dr. Fabozzi and Mr. Gabbay are also directors of the BlackRock registered closed-end funds and directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Directors on a case-by-case basis, as appropriate.

26	INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31, 2014

Officers and Trustees (concluded)

Name, Address [1] and Year of Birth	Position(s) Held with MIP	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[2]
John M. Perlowski 1964	Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.
Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock, Inc. since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2009	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2009	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] The address of each Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.
[2] Officers of MIP serve at the pleasure of the board.

Effective September 10, 2014, Brendan Kyne resigned as a Vice President of MIP and Jennifer McGovern became a Vice President of MIP.

Effective December 31, 2014, Paul L. Audet and Henry Gabbay resigned as Trustees of MIP and Ronald W. Forbes resigned as a Director of MIP and Co-Chair of the Board. Effective January 1, 2015, Collette Chilton, Barbara G. Novick and Mark Stalnecker were appointed to serve as Trustees of MIP.

INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31, 2014	27

Additional Information

Investment Advisor and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock Fund Advisors

San Francisco, CA 94105

Custodian

State Street Bank and Trust Company

Boston, MA 02110

Accounting Agent

State Street Bank and Trust Company

Boston, MA 02110

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of MIP

400 Howard Street

San Francisco, CA 94105

Availability of Quarterly Schedule of Investments

The Master Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Master Portfolio uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

28	INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31, 2014

Additional Information (concluded)

Availability of Proxy Voting Record

Information about how the Master Portfolio voted proxies relating to securities held in the Master Portfolio’s portfolio during the most recent period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; and (2) on the SEC’s website at http://www.sec.gov.

INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31, 2014	29

Item 2 –	Code of Ethics – Each registrant (or “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – Each registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]

Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock ACWI ex-US Index Fund	$10,962	$10,962	$0	$0	$7,566	$7,566	$0	$0
BlackRock Bond Index Fund	$10,962	$10,962	$0	$0	$7,566	$7,566	$0	$0
BlackRock Cash Funds: Institutional	$10,962	$10,962	$0	$0	$2,425	$2,425	$0	$0
BlackRock Cash Funds: Prime	$10,962	$10,962	$0	$0	$2,425	$2,425	$0	$0
BlackRock Cash Funds: Treasury	$10,962	$10,962	$0	$0	$2,425	$2,425	$0	$0
BlackRock CoreAlpha Bond Fund	$10,962	$10,962	$0	$0	$7,566	$7,566	$0	$0
LifePath Retirement Portfolio	$10,962	$10,962	$0	$0	$7,566	$7,566	$0	$0
LifePath 2020 Portfolio	$10,962	$10,962	$0	$0	$7,566	$7,566	$0	$0
LifePath 2025 Portfolio	$10,962	$10,962	$0	$0	$7,566	$7,566	$0	$0
LifePath 2030 Portfolio	$10,962	$10,962	$0	$0	$7,566	$7,566	$0	$0
LifePath 2035 Portfolio	$10,962	$10,962	$0	$0	$7,566	$7,566	$0	$0
LifePath 2040 Portfolio	$10,962	$10,962	$0	$0	$7,566	$7,566	$0	$0
LifePath 2045 Portfolio	$10,962	$10,962	$0	$0	$7,566	$7,566	$0	$0
LifePath 2050 Portfolio	$10,962	$10,962	$0	$0	$7,566	$7,566	$0	$0
LifePath 2055 Portfolio	$10,962	$10,962	$0	$0	$7,566	$7,566	$0	$0
LifePath Index Retirement Portfolio	$10,962	$10,962	$0	$0	$7,566	$7,566	$0	$0
LifePath Index 2020 Portfolio	$10,962	$10,962	$0	$0	$7,566	$7,566	$0	$0
LifePath Index 2025 Portfolio	$10,962	$10,962	$0	$0	$7,566	$7,566	$0	$0

LifePath Index 2030 Portfolio	$10,962	$10,962	$0	$0	$7,566	$7,566	$0	$0
LifePath Index 2035 Portfolio	$10,962	$10,962	$0	$0	$7,566	$7,566	$0	$0
LifePath Index 2040 Portfolio	$10,962	$10,962	$0	$0	$7,566	$7,566	$0	$0
LifePath Index 2045 Portfolio	$10,962	$10,962	$0	$0	$7,566	$7,566	$0	$0
LifePath Index 2050 Portfolio	$10,962	$10,962	$0	$0	$7,566	$7,566	$0	$0
LifePath Index 2055 Portfolio	$10,962	$10,962	$0	$0	$7,566	$7,566	$0	$0
BlackRock Russell 1000 Index Fund	$10,962	$10,962	$0	$0	$7,566	$7,566	$0	$0
BlackRock S&P 500 Stock Fund	$10,962	$10,962	$0	$0	$7,566	$7,566	$0	$0
Active Stock Master Portfolio	$20,640	$20,640	$0	$0	$20,161	$20,161	$0	$0
BlackRock ACWI ex-US Index Master Portfolio	$20,640	$20,640	$0	$0	$15,126	$15,126	$0	$0
Bond Index Master Portfolio	$19,463	$19,463	$0	$0	$15,126	$15,126	$0	$0
CoreAlpha Bond Master Portfolio	$27,805	$27,805	$0	$0	$20,161	$20,161	$0	$0
International Tilts Master Portfolio	$20,640	$18,580	$0	$0	$15,126	$15,126	$0	$0
LifePath Retirement Master Portfolio	$12,790	$12,790	$0	$0	$13,119	$13,119	$0	$0
LifePath 2020 Master Portfolio	$12,790	$12,790	$0	$0	$13,119	$13,119	$0	$0
LifePath 2025 Master Portfolio	$12,790	$12,790	$0	$0	$13,119	$13,119	$0	$0
LifePath 2030 Master Portfolio	$12,790	$12,790	$0	$0	$13,119	$13,119	$0	$0
LifePath 2035 Master Portfolio	$12,790	$12,790	$0	$0	$13,119	$13,119	$0	$0
LifePath 2040 Master Portfolio	$12,790	$12,790	$0	$0	$13,119	$13,119	$0	$0
LifePath 2045 Master Portfolio	$12,790	$12,790	$0	$0	$13,119	$13,119	$0	$0
LifePath 2050 Master Portfolio	$12,790	$12,790	$0	$0	$13,119	$13,119	$0	$0
LifePath 2055 Master Portfolio	$12,790	$12,790	$0	$0	$13,119	$13,119	$0	$0
LifePath Index Retirement Master Portfolio	$12,790	$12,790	$0	$0	$13,119	$13,119	$0	$0
LifePath Index 2020 Master Portfolio	$12,790	$12,790	$0	$0	$13,119	$13,119	$0	$0
LifePath Index 2025 Master Portfolio	$12,790	$12,790	$0	$0	$13,119	$13,119	$0	$0
LifePath Index 2030 Master Portfolio	$12,790	$12,790	$0	$0	$13,119	$13,119	$0	$0
LifePath Index 2035 Master Portfolio	$12,790	$12,790	$0	$0	$13,119	$13,119	$0	$0
LifePath Index 2040 Master Portfolio	$12,790	$12,790	$0	$0	$13,119	$13,119	$0	$0
LifePath Index 2045 Master Portfolio	$12,790	$12,790	$0	$0	$13,119	$13,119	$0	$0
LifePath Index 2050 Master Portfolio	$12,790	$12,790	$0	$0	$13,119	$13,119	$0	$0
LifePath Index 2055 Master Portfolio	$12,790	$12,790	$0	$0	$13,119	$13,119	$0	$0
Money Market Master Portfolio	$12,298	$12,298	$0	$0	$3,633	$3,633	$0	$0
Prime Money Market Master Portfolio	$12,298	$12,298	$0	$0	$3,633	$3,633	$0	$0
Russell 1000 Index Master Portfolio	$20,640	$20,640	$0	$0	$15,126	$15,126	$0	$0
S&P 500 Index Master Portfolio	$20,640	$20,640	$0	$0	$15,126	$15,126	$0	$0
Treasury Money Market Master Portfolio	$12,298	$12,298	$0	$0	$3,633	$3,633	$0	$0

The following table presents fees billed by PwC that were required to be approved by each registrant’s audit committee (each a “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$602,463	$668,000
(c) Tax Fees[2]	$12,495,765	$10,319,000
(d) All Other Fees[3]	$558,341	$113,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with administrative compliance advice performed by PwC with respect to an affiliated entity of BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

Each Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the registrant’s Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the registrant’s Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by either Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock ACWI ex-US Index Fund	$7,566	$7,566
Bond Index Fund	$7,566	$7,566
BlackRock Cash Funds: Institutional	$2,425	$2,425
BlackRock Cash Funds: Prime	$2,425	$2,425
BlackRock Cash Funds: Treasury	$2,425	$2,425
BlackRock CoreAlpha Bond Fund	$7,566	$7,566

LifePath Retirement Portfolio	$7,566	$7,566
LifePath 2020 Portfolio	$7,566	$7,566
LifePath 2025 Portfolio	$7,566	$7,566
LifePath 2030 Portfolio	$7,566	$7,566
LifePath 2035 Portfolio	$7,566	$7,566
LifePath 2040 Portfolio	$7,566	$7,566
LifePath 2045 Portfolio	$7,566	$7,566
LifePath 2050 Portfolio	$7,566	$7,566
LifePath 2055 Portfolio	$7,566	$7,566
LifePath Index Retirement Portfolio	$7,566	$7,566
LifePath Index 2020 Portfolio	$7,566	$7,566
LifePath Index 2025 Portfolio	$7,566	$7,566
LifePath Index 2030 Portfolio	$7,566	$7,566
LifePath Index 2035 Portfolio	$7,566	$7,566
LifePath Index 2040 Portfolio	$7,566	$7,566
LifePath Index 2045 Portfolio	$7,566	$7,566
LifePath Index 2050 Portfolio	$7,566	$7,566
LifePath Index 2055 Portfolio	$7,566	$7,566
BlackRock Russell 1000 Index Fund	$7,566	$7,566
BlackRock S&P 500 Stock Fund	$7,566	$7,566
Active Stock Master Portfolio	$20,161	$20,161
BlackRock ACWI ex-US Index Master Portfolio	$15,126	$15,126
Bond Index Master Portfolio	$15,126	$15,126
CoreAlpha Bond Master Portfolio	$20,161	$20,161
International Tilts Master Portfolio	$15,126	$15,126
LifePath Retirement Master Portfolio	$13,119	$13,119
LifePath 2020 Master Portfolio	$13,119	$13,119
LifePath 2025 Master Portfolio	$13,119	$13,119
LifePath 2030 Master Portfolio	$13,119	$13,119
LifePath 2035 Master Portfolio	$13,119	$13,119
LifePath 2040 Master Portfolio	$13,119	$13,119
LifePath 2045 Master Portfolio	$13,119	$13,119
LifePath 2050 Master Portfolio	$13,119	$13,119
LifePath 2055 Master Portfolio	$13,119	$13,119
LifePath Index Retirement Master Portfolio	$13,119	$13,119
LifePath Index 2020 Master Portfolio	$13,119	$13,119
LifePath Index 2025 Master Portfolio	$13,119	$13,119
LifePath Index 2030 Master Portfolio	$13,119	$13,119
LifePath Index 2035 Master Portfolio	$13,119	$13,119
LifePath Index 2040 Master Portfolio	$13,119	$13,119
LifePath Index 2045 Master Portfolio	$13,119	$13,119
LifePath Index 2050 Master Portfolio	$13,119	$13,119
LifePath Index 2055 Master Portfolio	$13,119	$13,119
Money Market Master Portfolio	$3,633	$3,633
Prime Money Market Master Portfolio	$3,633	$3,633
Russell 1000 Index Master Portfolio	$15,126	$15,126
S&P 500 Index Master Portfolio	$15,126	$15,126
Treasury Money Market Master Portfolio	$3,633	$3,633

(h) Each Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds III and Master Investment Portfolio

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds III and Master Investment

Date: February 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds III and Master Investment Portfolio

Date: February 27, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds III and Master Investment Portfolio

Date: February 27, 2015